UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2016
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Equity Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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President’s Letter

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
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Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Common Stock	53.1%
Exchange-Traded Funds	10.8%
Mutual Funds	8.7%
Corporate Bonds/Notes	8.1%
U.S. Treasury Obligations	4.8%
Collateralized Mortgage Obligations	2.7%
Asset-Backed Securities	1.9%
U.S. Government Agency Obligations	1.8%
Commercial Mortgage-Backed Securities	1.7%
Foreign Government Bonds	0.8%
Preferred Stock**	0.0%
Assets in Excess of Other Liabilities*	5.6%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 7.82% compared to the S&P Target Risk Growth Index, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 6.94%, 2.65%, 1.00% and 12.74%, respectively, for the same period.
Portfolio Specifics: Overall, tactical asset allocation moves relative to our strategic asset allocation had a negative impact on the Portfolio. The Portfolio started the year with overweight positions in domestic large cap, senior loans and long government bonds. These positions were funded by underweight positions in U.S. mid cap, emerging markets equities, U.S. core fixed income and high yield.
At the beginning of the year, we reduced U.S. mid cap equities, allocating proceeds to U.S. core fixed income. This tactical trade was made to reduce risk given uncertainty around U.S. Federal Reserve Board (“Fed”) policy and global growth. At the start of February, with continual global weakness and policy induced volatility, we further reduced equity exposure by selling U.S. mid cap equities in favor of U.S. core fixed income. In mid-February, we hedged our credit exposure to senior bank loans by selling U.S. large cap and purchasing U.S. core fixed income. Although senior bank loans have performed well despite interest rate expectations ratcheting lower and increasing credit risk, we expect markets will be volatile until a Fed policy path becomes clearer. In mid-March we reversed both short-term positions implemented in February, selling U.S. core fixed income and purchasing U.S. large cap equities. This
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Voya High Yield Bond Fund - Class P	4.1%
Voya Floating Rate Fund - Class P	3.0%
PowerShares Senior Loan Portfolio	2.0%
SPDR Trust Series 1	2.0%
iShares MSCI Emerging Markets Index Fund	1.9%
Credit Suisse Commodity Return Strategy Fund - Class I	1.6%
iShares Russell 1000 Value Index Fund	1.2%
Apple, Inc.	1.2%
Microsoft Corp.	1.1%
Vanguard Total International Bond ETF	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
trade was made to add risk back into the Portfolio, as we believed recent policy steps from the European Central Bank, Fed and Bank of Japan have ventilated the monetary system, and economic growth numbers have firmed.
At the beginning of the second quarter, given improved U.S. economic data, we added risk back to the Portfolio by covering a portion of the short U.S. mid cap position that was originated in January. At the end of April, we covered the last of the short U.S. mid cap / long core fixed income position initiated in January. These trades were a continuation of re-risking the Portfolio from its defensive posture, reflecting confidence that a trough in the markets, due to earnings weakness, was made in the first quarter. In early-June, we enacted a modest overweight to commodities offset by an underweight to core bonds and international bonds. At the time of the trade, we believed the global oil market would likely move to a balanced state in 2017 as demand continues to rise faster than production. In addition, commodities should benefit from continued global growth and Fed-driven U.S. dollar weakness. In mid-June, we shifted a portion of our U.S. large cap position into U.S. mid cap. This trade reflects our view that U.S. consumer spending will continue to drive U.S. outperformance relative to the global equity markets. Given that U.S. large cap corporations have greater exposure to international markets than do their mid cap counterparts, this trade provides the Portfolio with greater exposure to the U.S. growth story without incurring a meaningful increase in tracking error. In addition, U.S. mid cap offers greater protection from a successful British referendum to secede from the European Union and lower sensitivity to both the shape of the yield curve and energy prices.
As part of our semi-annual strategic asset allocation review process at the end of April, we introduced U.S. small cap equities, U.S real estate, global real estate, short duration and senior debt as a strategic asset class to the Portfolio. In addition, we increased U.S. large cap equity to lower the volatility of our equity exposure, as we enter the eighth year of an

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Portfolio Managers’ Report	Voya Balanced Portfolio

economic expansion and some of the more liquidity driven equity market segments (small cap, mid cap, international) could be affected by the early stages of a prolonged Fed hiking cycle. Furthermore, we decreased the allocation to International Bonds; currently low-to-negative real yields portend a poor forward-looking investment return.
At the beginning of the third quarter, the Portfolio purchased U.S. large cap equities with cash, directly reversing the risk-reduction trade implemented in June as a response to the British withdrawal from the European Union. Support for this trade include a strong June payroll report and improved fundamental and technical indicators. Also in July, duration was increased in the Portfolio by purchasing long-term U.S. Treasury Bonds and selling short duration bonds. The pursuit of yield from investors has increased demand for U.S. Treasuries given its positive yielding bond market and high credit rating. We believe the odds of a rate hike are relatively low, but U.S. policy is still expected to tighten versus other major central banks which only increases the value of the U.S. dollar and, subsequently, the demand for its bonds. In August, the Portfolio enacted a modest overweight to emerging markets equities offset by selling high yield. We believe that emerging market equities are making a meaningful turnaround after prolonged underperformance relative to domestic markets since 2011. Increased acceleration of industrial production combined with the easing of financial market conditions are positive indicators for the asset class.
For the fourth quarter, the Portfolio increased its tactical overweight to emerging markets funded by a reduction in duration bonds. At the time of the trade, we believed emerging market equities were making a meaningful turnaround after a prolonged underperformance relative to domestic markets since 2011. Increased acceleration of industrial production combined with the easing of financial market conditions were also supportive for the asset class. In addition, as part of the semi-annual review of the Portfolio’s strategic asset allocation, we introduce long government bonds as a strategic asset class. In November, the Portfolio closed the mid-cap overweight enacted in June after meaningful gains in mid-cap leading into and after the U.S. elections. At the end of the month, the Portfolio removed its overweight to emerging markets equities as headwinds from a rise in dollar strength and the uncertainty of the Trump administration’s stance on trade continued to pressure the asset class.
Overall, investments in underlying funds contributed to performance during the year. Outperformance against their individual benchmarks was led by mid cap, international and fixed income. The main underperformers were large cap growth and large cap value.
During the year, the Portfolio utilized futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: We believe both monetary and fiscal policy are going to be far more active than any time since the post-2009 era. President Donald Trump has promised a meaningful reduction in corporate and personal income tax rates as part of his agenda to reinvigorate the U.S. economy. Additionally, the Fed is now forecasting three interest rate hikes in 2017. Both of these initiatives come while the United States is at or approaching full employment, making each an important issue in its own right for markets to digest this coming year.
We believe that a tightening monetary and loose fiscal policy environment will favor continued U.S. dollar strength, albeit at a more modest pace going forward. In our view, U.S. bond yields are still likely to climb, met with fits and starts, and will be highly dependent upon the strength of U.S. economic progress. Rising bond yields do create a virtuous circle of attracting foreign flows looking for yield, but the key will be the speed of those moves.
Commodity prices have found their legs and appear to be continuing to move higher on a deal from OPEC to cut oil production, while the prospects of better growth around the world should benefit cyclical commodities such as iron ore and copper.
The U.S. consumer has fared very well as a result of an increase in disposable income, solid job prospects and favorable financing rates. Consumer confidence and wage growth will be key indicators for us to monitor going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
5

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class I	7.82%	8.31%	4.27%
Class S	7.62%	8.07%	4.02%
S&P Target Risk Growth Index	6.94%	8.02%	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%
MSCI EAFE® Index	1.00%	6.53%	0.75%
Russell 3000® Index	12.74%	14.67%	7.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Global Equity Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	18.1%
Information Technology	15.6%
Consumer Discretionary	11.9%
Industrials	10.8%
Health Care	10.0%
Consumer Staples	8.6%
Energy	7.3%
Materials	5.3%
Telecommunication Services	3.3%
Utilities	2.8%
Real Estate	1.9%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Martin Jansen, James Ying, CFA, and Maya Venkatraman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 5.76% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 7.86% for the same period.
Portfolio Specifics: For the period ended December 31, 2016, the Portfolio underperformed the MSCI ACW Index, due to unfavorable security selection. On the sector level, stock selection within the financials and energy sectors detracted the most from relative performance. By contrast, stock selection within the information technology and industrials sectors contributed the most value for the period.
On an individual security level basis, key contributors for the period were Bank of America Corporation and JPMorgan Chase & Co.
Within the financial sector, overweight positions in Bank of America Corporation and JPMorgan Chase & Co. outperformed for the period. Bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Banks are viewed as prime beneficiaries of these developments, particularly higher interest rates, and both companies’ shares rose sharply during the period.
Among the key detractors for the period are Gilead Sciences, Inc. and Wells Fargo & Company.
An overweight position in research-based biopharmaceutical company, Gilead Sciences, Inc., detracted from results during
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Apple, Inc.	3.7%
Microsoft Corp.	3.5%
JPMorgan Chase & Co.	3.2%
Bank of America Corp.	2.8%
Cisco Systems, Inc.	2.5%
Amazon.com, Inc.	2.4%
Dow Chemical Co.	2.2%
Keycorp	2.1%
General Dynamics Corp.	2.0%
Deere & Co.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the period. Underperformance was driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures, and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for their HCV franchise in 2017 remain a headwind for the company.
Within the financial sector, an overweight position in Wells Fargo & Company underperformed after it was announced that the company reached agreements with the CFPB, the OCC, and the Los Angeles City Attorney’s office totaling $190 million due to its involvement in unauthorized account activity. Given the ongoing investigation, we subsequently sold out of the name. However, not owning Wells Fargo & Company in the post-election rally that benefited bank stocks, including Wells Fargo, that are viewed as a prime beneficiaries of a Trump administration, also negatively impacted relative performance.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008	Since Inception of Classes S2 and T March 5, 2015
Class ADV	5.53%	6.91%	1.39%	—
Class I(1)	6.00%	7.28%	1.71%	—
Class S	5.76%	7.19%	1.66%	—
Class S2	5.64%	—	—	-0.99%
Class T	5.41%	—	—	-1.11%
MSCI ACW Index	7.86%	9.36%	3.88%	1.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Government Agency Debt	41.6%
U.S. Treasury Debt	21.9%
Investment Companies	9.5%
U.S. Treasury Repurchase Agreement	8.6%
Assets in Excess of Other Liabilities	18.4%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 0.18% compared to the iMoneyNet Government Institutional Index**, which returned 1.29% for the same period.
Portfolio Specifics: The major economic themes driving the short-term markets during the calendar year ending December 31, 2016, were a modest U.S. economic recovery, a lagging but improving global economy, an improving labor market but with significant slack and underemployment, inflation running below the Federal Open Market Committee’s (“FOMC”) long-term target of 2%, and the FOMC looking to raise short-term interest rates as economic data and market conditions dictated. Despite projecting four rate increases for 2016 at the beginning of the year and later reducing their projection to two rate increases, the FOMC was only able to raise rates once during the year and only then at the end of the year at its December meeting.
Another major event affecting money market mutual funds and the Portfolio was the implementation of new U.S. Securities and Exchange Commission (“SEC”) rules that went into effect in October. The Portfolio announced in December of 2015 that in response to the new SEC rules concerning floating net asset values, redemption gates and exit fees that it would convert to a government money market fund on or before May 1, 2016. That conversion was successfully completed on May 1st.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks and the low
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Deutsche Bank Repurchase Agreement dated 12/30/2016, 0.450%, due 1/3/2017, $43,080,154 to be received upon repurchase (Collateralized by $90,709,100, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $44,370,356 due 2/15/2040	8.6%
United States Treasury Bill, 0.440%, 02/02/17	7.5%
United States Treasury Note, 0.720%, 10/31/17	6.1%
Federal Home Loan Bank Notes, 0.510%, 02/03/17	6.1%
Federal Home Loan Bank Notes, 0.460%, 01/25/17	5.9%
United States Treasury Bill, 0.650%, 06/15/17	5.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.303%, 01/03/17	4.7%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.454%, 01/03/17	4.4%
Federal Home Loan Bank Discount Notes, 0.520%, 01/27/17	3.6%
United States Treasury Bill, 0.510%, 03/23/17	3.0%
Portfolio holdings are subject to change daily.
absolute level of rates. The Portfolio continues to waive fees in order to maintain a minimum 0.00% net yield as do most of our competitors due to the historically low level of interest rates on money market securities.
During the first quarter of 2016 the Portfolio did not purchase corporate securities with maturities longer than the May conversion date and purchased only longer term U.S. Treasury and agency securities with maturities beyond May in preparation for the conversion of the Portfolio from a prime fund to a government money market fund. This limited the effective yield on those longer term purchases and the Portfolio’s yield and return lagged its prime fund peers prior to the conversion. Following the conversion in May to a government fund, the Portfolio maintained a 20% or greater position in floating rate U.S. Treasury and agency securities that would increase in yield as the FOMC increased rates. In addition, the Portfolio maintained a longer than weighted average maturity (“WAM”) for most of the year as it was our belief that the FOMC would be slow to raise rates. Extending maturities and the floating rate exposure allowed the Portfolio to lock in higher yields for longer which helped the Portfolio to outperform its government peers during the second half of the year. The Portfolio did shorten its WAM in the fourth quarter as we and the short term money markets anticipated a FOMC rate increase. The Portfolio ended the year with a 29 day WAM.
Outlook and Current Strategy: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no current significant drivers to propel the economy meaningfully higher in the near term but could accelerate due to policy changes under the new Trump administration. At the same time, a number of factors, including “Brexit’s” impact on growth in the UK and Europe, increased regulations and uncertainties regarding growth in China, could prove to be headwinds for growth in the U.S. Meanwhile, we believe inflation will remain relatively well contained in the near-term. Against this backdrop, we expect the FOMC to take a measured and slow approach in terms of raising interest rates. The FOMC projected three rate increases in 2017 which we believe will be difficult to achieve unless there is an acceleration in growth and an increase in inflation.
In terms of the Portfolio, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our weighted average maturity when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

**
Effective May 1, 2016, the Portfolio’s benchmark changed from the iMoney Net First Tier Retail Index to the iMoneyNet Government Institutional Index.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	20.3%
Financials	15.1%
Health Care	13.6%
Consumer Discretionary	11.9%
Industrials	10.4%
Consumer Staples	9.4%
Energy	7.8%
Utilities	3.1%
Materials	3.0%
Telecommunication Services	2.4%
Real Estate	2.2%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 9.77% compared to the S&P 500® Index, which returned 11.96% for the same period.
Portfolio Specifics: For the year-to-date period ended December 31, 2016, the Portfolio underperformed the S&P 500® Index, due primarily to unfavorable security selection. On the sector level, stock selection was weakest within the industrials and energy sectors while security selection was strongest within the consumer discretionary and health care sectors. The Portfolio’s allocation to cash, although within typical range, also detracted from relative performance.
On an individual security level basis, Gilead Sciences Inc. and Teva Pharmaceuticals Industries Limited were among the key detractors for the period.
An overweight position in research-based biopharmaceutical company, Gilead Sciences, Inc., detracted from results during the period. Underperformance was driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures, and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for their HCV franchise in 2017 remain a headwind for the company.
Within the health care sector, an out-of-benchmark position in Teva Pharmaceuticals Industries Limited, an Israeli-based developer of branded and generic drugs, underperformed for the reporting period. Shares of Teva were negatively impacted by overpaying for AGN Generics, disappointing third quarter results driven by lower branded and generic sales, concerns on further generic deflation pressures and the disappointing Rimsa acquisition in Mexico. Management also lowered 2016 guidance, albeit largely expected, citing generic launch delays. The company also announced that Generics Head of North America, Siggi Olafson, would be retiring at the end of 1Q17. The news, which took shareholders by surprise, was a big disappointment as Mr. Olafson is well respected in the industry. While investor worries continue to pressure the stock in the short-term, the focus remains on 2017 and the performance of the generics business.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Apple, Inc.	5.3%
Microsoft Corp.	5.0%
Chevron Corp.	3.6%
Cisco Systems, Inc.	3.5%
UnitedHealth Group, Inc.	2.9%
Bank of America Corp.	2.8%
Amazon.com, Inc.	2.8%
Kraft Heinz Co.	2.6%
Wells Fargo & Co.	2.6%
AT&T, Inc.	2.4%
Portfolio holdings are subject to change daily.
Among the main contributors were Comerica Incorporated and Bank of America Corporation.
Within the financial sector, overweight positions in Comerica and Bank of America outperformed for the period. Comerica reported a string of solid quarterly results as energy pressure stabilized and overall credit is strong. Bank of America reported a string of solid quarterly results driven largely by stronger better-than-expected fee revenue, expense and provisions. Furthermore, bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Comerica and Bank of America are viewed as prime beneficiaries of these developments, particularly higher interest rates, and both banks’ shares rose sharply during the period.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
10

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	9.25%	12.12%	5.54%	—
Class I	9.77%	12.63%	6.05%	—
Class S	9.45%	12.34%	5.79%	—
Class S2	9.30%	12.18%	—	15.20%
S&P 500® Index	11.96%	14.66%	6.95%	17.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	32.1%
U.S. Government Agency Obligations	16.1%
Mutual Funds	14.6%
Collateralized Mortgage Obligations	13.9%
U.S. Treasury Obligations	11.7%
Asset-Backed Securities	10.0%
Commercial Mortgage-Backed Securities	4.1%
Foreign Government Bonds	0.2%
Municipal Bonds**	0.0%
Liabilities in Excess of Other Assets*	(2.7)%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 4.33% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index primarily due to favorable asset allocation and security selection. Duration and yield curve results were not impactful.
The end of the year was highlighted by surprising U.S. election results in November and an unsurprising U.S. Federal Reserve Board (“Fed”) vote to increase interest rates by 25 basis points (0.25%) at its December Federal Open Market Committee meeting. Our view was that we continued to believe U.S. growth would continue in 2016. Our key positioning was to favor domestic based sectors.
Non-agency residential mortgage-backed securities (“RMBS”) was a top contributor to performance driven by our credit risk transfer bonds. Non-agency RMBS fundamentals remained supportive as upside from increased prepayments, lower defaults and stable severities continued to provide uncorrelated sources of returns.
An overweight to investment grade (“IG”) and an underweight to U.S. Treasury bonds also contributed to results as spreads tightened. The Portfolio preferred IG corporates with a liquid bias. By the end of the year, the latest earnings season revealed an improvement in fundamentals as revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) declined at the slowest rate in over a year; excluding commodity sectors, these measures were stable year-over-year. Furthermore, leverage has stabilized in non-commodity sectors. Technical factors remained supportive including continued strong foreign demand.
We maintained our modest overweight allocation to high yield corporates while continuing to focus on higher quality names. Our view was that spreads levels were reasonable with the potential for modest improvement in reported results. High Yield outperformed Treasuries as well as the broader Bloomberg Barclays U.S. Aggregate Bond Index over the period driven by the lower quality credits. Our focus on higher quality bonds still contributed positively to the Portfolio’s outperformance.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/21	5.6%
Voya Investment Grade Credit Fund - Class P	3.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.9%
Voya Securitized Credit Fund - Class P	2.8%
Voya High Yield Bond Fund - Class P	2.2%
Voya Emerging Markets Corporate Debt Fund - Class P	1.9%
United States Treasury Note, 2.000%, 11/15/26	1.4%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.3%
United States Treasury Bond, 2.250%, 08/15/46	1.3%
United States Treasury Note, 1.750%, 11/30/21	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Our limited amount of emerging market exposure had positive excess returns over the period. Relative value opportunities and the differentiation among countries’ macro evolution were key factors for the year.
Duration of U.S. interest rates was traded around the Bloomberg Barclays U.S. Aggregate Bond Index. We tended to be neutral to slightly shorter duration to protect principal in anticipation of the Fed raising rates.
Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) were nearly flat to a slight drag to the Portfolio’s relative performance over the reporting period.
Current Strategy and Outlook: We would like to look ahead to what should be another eventful year in 2017. With the Donald Trump administration set to be sworn into office in January, changes are most certainly on the horizon. Looking domestically, we believe the expectations of tax cuts, deregulation and fiscal policy will result in near-term acceleration of economic growth in the United States. We believe this increase in incrementally higher nominal growth will likely lead to improved corporate revenues and earnings, creating a constructive environment for corporate credit and supporting tighter spreads. However, structural issues such as subdued productivity and the consumer’s ongoing aversion to leverage will continue to limit the upside of potential growth. While we expect near-term global inflationary pressures will continue to build, demographics and the persistent savings glut should keep inflation expectations contained over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
12

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	3.92%	3.61%	4.03%	—
Class I	4.33%	4.11%	4.58%	—
Class S	4.16%	3.86%	4.32%	—
Class S2	3.99%	3.70%	—	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	4.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

13

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	19.0%
Information Technology	18.1%
Industrials	14.2%
Consumer Discretionary	14.0%
Health Care	8.7%
Real Estate	6.5%
Materials	6.2%
Energy	3.7%
Consumer Staples	2.5%
Exchange-Traded Funds	1.9%
Utilities	1.7%
Telecommunication Services	0.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 24.49% compared to the Russell 2000® Index, which returned 21.31% for the same period.
Portfolio Specifics: Outperformance for the period was due to strong stock selection and favorable sector allocation. An underweight allocation to the pharmaceutical and biotechnology sector generated the greatest outperformance. Solid stock selection, most notably within the energy and retail sectors also added value during the period. By contrast, an allocation to cash, while within the typical range, was a headwind during the period. Stock selection within the diversified financials and hardware and equipment sectors also detracted from results.
Key detractors from performance were Integer Holdings Corporation and Amplify Snack Brands Inc.
Within the health care equipment and services sectors, an overweight position in Integer Holdings Corporation (formerly Greatbatch, Inc.), detracted value. Despite the company’s long-term growth prospects and anticipated acquisition synergies, shares declined upon weak second quarter of 2016 earnings and significantly lowered guidance.
An overweight position in Amplify Snack Brands Inc., a company that focuses on developing products that appeal to the consumers' growing preference for Better-For-You snacks, generated unfavorable results. Shares declined in response to the company’s disappointing performance due to ineffective promotions and incremental spending to support growth. Furthermore, despite raised guidance for the year, the company reported higher operating expenses with in-line revenues. The company also announced a secondary offering which put additional pressure on the stock during the period.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

iShares Russell 2000 ETF	1.9%
MB Financial, Inc.	1.2%
Olin Corp.	1.1%
QTS Realty Trust, Inc.	1.1%
Banner Corp.	1.1%
On Assignment, Inc.	1.0%
Investors Bancorp, Inc.	1.0%
Great Western Bancorp, Inc.	1.0%
Radian Group, Inc.	1.0%
Fair Isaac Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The main individual contributors to performance were Unit Corporation and CLARCOR Inc.
An overweight position in diversified energy company, Unit Corporation, contributed positively to performance during the period. Given the company’s exploration and production segment, shares responded positively to rising commodity prices following the OPEC agreement and Unit Corporation’s natural gas exposure, which has recently garnered attention. Furthermore, a gradual increase in rig activity indicates that conditions are improving going forward.
An overweight position within the capital goods sector, CLARCOR Inc., generated positive results. Shares outperformed following the announcement that the company would be acquired by Parker-Hannifin Corp. at a premium for $83 per share.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
14

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008
Class ADV	23.84%	15.16%	—	15.62%
Class I	24.49%	15.73%	8.90%	—
Class R6(1)	24.49%	15.74%	8.90%	—
Class S	24.16%	15.44%	8.63%	—
Russell 2000® Index	21.31%	14.46%	7.07%	15.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Balanced Portfolio
Class I	$1,000.00	$1,048.50	0.62%	$3.19	$1,000.00	$1,022.02	0.62%	$3.15
Class S	1,000.00	1,048.00	0.87	4.48	1,000.00	1,020.76	0.87	4.42
Voya Global Equity Portfolio
Class ADV	$1,000.00	$1,056.80	1.10%	$5.69	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	1,059.80	0.60	3.11	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	1,058.70	0.85	4.40	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	1,058.30	1.00	5.17	1,000.00	1,020.11	1.00	5.08
Class T	1,000.00	1,057.10	1.20	6.21	1,000.00	1,019.10	1.20	6.09
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,001.10	0.34%	$1.71	$1,000.00	$1,023.43	0.34%	$1.73
Class S	1,000.00	1,000.80	0.38	1.91	1,000.00	1,023.23	0.38	1.93
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,059.20	1.03%	$5.33	$1,000.00	$1,019.96	1.03%	$5.23
Class I	1,000.00	1,061.70	0.58	3.01	1,000.00	1,022.22	0.58	2.95
Class S	1,000.00	1,060.20	0.83	4.30	1,000.00	1,020.96	0.83	4.22
Class S2	1,000.00	1,059.20	0.98	5.07	1,000.00	1,020.21	0.98	4.98
16

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$987.40	0.98%	$4.90	$1,000.00	$1,020.21	0.98%	$4.98
Class I	1,000.00	989.40	0.48	2.40	1,000.00	1,022.72	0.48	2.44
Class S	1,000.00	988.70	0.73	3.65	1,000.00	1,021.47	0.73	3.71
Class S2	1,000.00	987.10	0.88	4.40	1,000.00	1,020.71	0.88	4.47
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,174.50	1.33%	$7.27	$1,000.00	$1,018.45	1.33%	$6.75
Class I	1,000.00	1,177.20	0.83	4.54	1,000.00	1,020.96	0.83	4.22
Class R6	1,000.00	1,177.10	0.83	4.54	1,000.00	1,020.96	0.83	4.22
Class S	1,000.00	1,176.20	1.08	5.91	1,000.00	1,019.71	1.08	5.48

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio
We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Global Equity Portfolio (formerly, Voya Global Value Advantage Portfolio), a series of Voya Variable Portfolios, Inc, Voya Government Money Market Portfolio (formerly, Voya Money Market Portfolio), a series of Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Intermediate Bond Portfolio, a series of Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, a series of Voya Variable Portfolios, Inc, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2017
18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$367,868,443	$667,571,502	$—
Investments in affiliates at fair value**	29,668,194	—	—
Short-term investments at fair value***	27,725,713	28,482,000	—
Total investments at fair value	$425,262,350	$696,053,502	$—
Short-term investments at amortized cost	—	—	411,560,983
Cash	2,264,964	896	1,312
Cash collateral for futures	948,609	969,570	—
Cash pledged for centrally cleared swaps (Note 2)	350,000	—	—
Foreign currencies at value****	245,057	196,466	—
Receivables:
Investment securities sold	7,060,738	—	97,425,121
Fund shares sold	30,414	11,961	22,299
Dividends	355,757	882,858	8,019
Interest	569,482	—	120,182
Foreign tax reclaims	91,064	652,313	—
Unrealized appreciation on forward foreign currency contracts	13,456	—	—
Prepaid expenses	1,821	3,214	2,325
Other assets	46,965	42,736	126,520
Total assets	437,240,677	698,813,516	509,266,761
LIABILITIES:
Payable for investment securities purchased	3,107,550	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	1,380,254	—	—
Payable for fund shares redeemed	390,426	370,956	4,281,415
Payable upon receipt of securities loaned	10,854,593	—	—
Unrealized depreciation on forward foreign currency contracts	35,407	—	—
Variation margin payable on centrally cleared swaps	7,904	—	—
Payable for investment management fees	199,334	328,497	132,076
Payable for distribution and shareholder service fees	828	133,615	10
Payable for directors/trustees fees	2,137	3,667	2,663
Payable to directors/trustees under the deferred compensation plan (Note 6)	46,965	42,736	126,520
Other accrued expenses and liabilities	100,840	107,238	66,910
Total liabilities	16,126,238	986,709	4,609,594
NET ASSETS	$421,114,439	$697,826,807	$504,657,167
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$397,994,179	$787,027,263	$504,796,991
Undistributed (distributions in excess of) net investment income	10,643,831	15,188,901	(139,824)
Accumulated net realized loss	(3,797,358)	(145,521,539)	—
Net unrealized appreciation	16,273,787	41,132,182	—
NET ASSETS	$421,114,439	$697,826,807	$504,657,167
+ Including securities loaned at value	$10,611,951	$—	$—
* Cost of investments in securities	$352,258,479	$625,828,688	$—
** Cost of investments in affiliates	$29,317,884	$—	$—
*** Cost of short-term investments	$27,724,475	$28,482,000	$—
**** Cost of foreign currencies	$247,924	$212,624	$—
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$19,882,929	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	2,179,925	n/a
Net asset value and redemption price per share	n/a	$9.12	n/a
Class I
Net assets	$417,376,160	$150,823,882	$504,574,739
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	27,947,995	16,378,355	504,456,410
Net asset value and redemption price per share	$14.93	$9.21	$1.00
Class S
Net assets	$3,738,279	$485,550,633	$82,428
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	251,817	52,796,659	82,409
Net asset value and redemption price per share	$14.85	$9.20	$1.00
Class S2
Net assets	n/a	$278,310	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	30,688	n/a
Net asset value and redemption price per share	n/a	$9.07	n/a
Class T
Net assets	n/a	$41,291,053	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	4,554,380	n/a
Net asset value and redemption price per share	n/a	$9.07	n/a
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,424,487,983	$3,873,346,754	$671,430,243
Investments in affiliates at fair value**	—	644,887,199	—
Short-term investments at fair value***	30,844,090	248,570,547	38,454,792
Total investments at fair value	$3,455,332,073	$4,766,804,500	$709,885,035
Cash	348	—	105
Cash collateral for futures	—	11,874,899	—
Cash pledged for centrally cleared swaps (Note 2)	—	5,902,000	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	477,000	—
Foreign currencies at value****	—	1,004	—
Receivables:
Investment securities sold	—	40,927	2,714,511
Fund shares sold	25,995	946,218	7,849,510
Dividends	5,864,049	904	490,820
Interest	—	22,549,080	—
Foreign tax reclaims	73,971	—	—
Unrealized appreciation on forward foreign currency contracts	—	520,565	—
Prepaid expenses	14,853	20,507	2,156
Other assets	212,785	336,633	37,957
Total assets	3,461,524,074	4,809,474,237	720,980,094
LIABILITIES:
Income distribution payable	—	4,051	—
Payable for investment securities purchased	—	3,550,000	13,169,791
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	174,009,288	—
Payable for fund shares redeemed	4,193,896	6,934,555	1,121,363
Payable upon receipt of securities loaned	2,814,090	221,643,387	14,974,792
Unrealized depreciation on forward foreign currency contracts	—	758,567	—
Variation margin payable on centrally cleared swaps	—	27,364	—
Cash received as collateral for OTC derivatives (Note 2)	—	61,000	—
Payable for investment management fees	1,637,428	1,690,945	464,014
Payable for distribution and shareholder service fees	539,009	752,997	30,602
Payable to custodian due to bank overdraft	—	848,310	—
Payable for directors/trustees fees	17,482	23,722	3,024
Payable to directors/trustees under the deferred compensation plan (Note 6)	212,785	336,633	37,957
Other accrued expenses and liabilities	375,656	459,524	51,278
Total liabilities	9,790,346	411,100,343	29,852,821
NET ASSETS	$3,451,733,728	$4,398,373,894	$691,127,273
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,835,823,190	$4,565,900,865	$494,196,487
Undistributed (distributions in excess of) net investment income	(527,339)	1,650,976	2,134,294
Accumulated net realized gain (loss)	35,256,001	(168,140,417)	72,412,432
Net unrealized appreciation (depreciation)	581,181,876	(1,037,530)	122,384,060
NET ASSETS	$3,451,733,728	$4,398,373,894	$691,127,273
+ Including securities loaned at value	$2,749,680	$217,039,605	$14,550,717
* Cost of investments in securities	$2,843,306,107	$3,857,201,576	$549,046,183
** Cost of investments in affiliates	$—	$673,588,479	$—
*** Cost of short-term investments	$30,844,090	$248,533,582	$38,454,792
**** Cost of foreign currencies	$—	$1,002	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$1,064,549,832	$311,447,684	$6,463,271
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	38,695,009	24,856,279	304,857
Net asset value and redemption price per share	$27.51	$12.53	$21.20
Class I
Net assets	$1,778,872,607	$1,174,850,595	$545,124,724
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	63,827,972	92,763,848	24,642,398
Net asset value and redemption price per share	$27.87	$12.66	$22.12
Class R6
Net assets	n/a	n/a	$2,694,265
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	121,755
Net asset value and redemption price per share	n/a	n/a	$22.13
Class S
Net assets	$607,940,865	$2,887,280,092	$136,845,013
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	22,080,808	229,523,505	6,325,731
Net asset value and redemption price per share	$27.53	$12.58	$21.63
Class S2
Net assets	$370,424	$24,795,523	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	13,582	1,978,524	n/a
Net asset value and redemption price per share	$27.27	$12.53	n/a
See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,178,731	$21,568,590	$75,685	$86,652,647
Interest, net of foreign taxes withheld*	2,865,514	—	2,159,339	6,689
Dividends from affiliated underlying funds	1,419,302	—	—	—
Securities lending income, net	127,828	221,579	—	171,799
Total investment income	11,591,375	21,790,169	2,235,024	86,831,135
EXPENSES:
Investment management fees	2,563,545	4,036,607	1,864,000	20,980,840
Distribution and shareholder service fees:
Class ADV	—	105,701	—	5,429,277
Class S	9,806	1,277,772	602	1,559,951
Class S2	—	1,259	—	1,486
Class T	—	346,524	—	—
Transfer agent fees	576	1,920	750	11,731
Shareholder reporting expense	33,680	98,240	47,107	269,016
Professional fees	17,836	38,043	27,893	112,006
Custody and accounting expense	188,508	167,730	58,890	355,872
Directors/trustees fees	12,818	22,000	15,980	104,894
Miscellaneous expense	23,618	53,561	28,922	165,813
Interest expense	—	390	1,083	2,251
Total expenses	2,850,387	6,149,747	2,045,227	28,993,137
Net waived and reimbursed fees	(192,265)	(69,399)	(245,462)	(2,116,586)
Brokerage commission recapture	(237)	—	—	—
Net expenses	2,657,885	6,080,348	1,799,765	26,876,551
Net investment income	8,933,490	15,709,821	435,259	59,954,584
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	1,752,220	(63,467,796)	396,232	277,562,292
Sale of affiliated underlying funds	(118,966)	—	—	—
Foreign currency related transactions	1,551,283	(169,493)	—	7,771
Futures	1,649,093	2,446,133	—	(591,216)
Swaps	(356,522)	—	—	—
Written options	688,145	—	—	—
Net realized gain (loss)	5,165,253	(61,191,156)	396,232	276,978,847
Net change in unrealized appreciation (depreciation) on:
Investments	16,130,303	84,765,806	—	(23,030,191)
Affiliated underlying funds	1,391,691	—	—	—
Foreign currency related transactions	(29,550)	5,982	—	—
Futures	99,546	(593,044)	—	—
Swaps	340,650	—	—	—
Net change in unrealized appreciation (depreciation)	17,932,640	84,178,744	—	(23,030,191)
Net realized and unrealized gain	23,097,893	22,987,588	396,232	253,948,656
Increase in net assets resulting from operations	$32,031,383	$38,697,409	$831,491	$313,903,240
* Foreign taxes withheld	$181,792	$1,539,503	$1,575	$615,204
^ Foreign taxes on sale of Indian investments	$—	$1,649	$—	$—
See Accompanying Notes to Financial Statements
23

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends	$51,769	$7,285,634
Interest	138,220,013	—
Dividends from affiliated underlying funds	30,424,782	—
Securities lending income, net	810,895	257,974
Total investment income	169,507,459	7,543,608
EXPENSES:
Investment management fees	23,572,949	5,141,807
Distribution and shareholder service fees:
Class ADV	1,611,210	28,124
Class S	7,882,209	275,617
Class S2	119,173	—
Transfer agent fees	9,541	1,056
Shareholder reporting expense	324,017	43,920
Registration fees	9,463	30
Professional fees	188,011	19,032
Custody and accounting expense	625,792	73,200
Directors/trustees fees	142,331	18,148
Miscellaneous expense	248,754	30,571
Interest expense	9,828	—
Total expenses	34,743,278	5,631,505
Net waived and reimbursed fees	(2,144,295)	(272,212)
Net expenses	32,598,983	5,359,293
Net investment income	136,908,476	2,184,315
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,750,445	76,641,987
Sale of affiliated underlying funds	(979,762)	—
Foreign currency related transactions	(1,703,361)	—
Futures	13,963,416	—
Swaps	(32,321,257)	—
Written options	2,642,029	—
Net realized gain	11,351,510	76,641,987
Net change in unrealized appreciation (depreciation) on:
Investments	17,434,985	56,886,577
Affiliated underlying funds	22,817,586	—
Foreign currency related transactions	(239,426)	—
Futures	(1,530,268)	—
Swaps	15,848,202	—
Net change in unrealized appreciation (depreciation)	54,331,079	56,886,577
Net realized and unrealized gain	65,682,589	133,528,564
Increase in net assets resulting from operations	$202,591,065	$135,712,879

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$8,933,490	$9,287,956	$15,709,821	$17,030,608
Net realized gain (loss)	5,165,253	19,555,545	(61,191,156)	(13,983,788)
Net change in unrealized appreciation (depreciation)	17,932,640	(37,094,852)	84,178,744	(45,718,304)
Increase (decrease) in net assets resulting from operations	32,031,383	(8,251,351)	38,697,409	(42,671,484)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(502,893)	—
Class I	(7,616,888)	(9,483,192)	(4,372,370)	(1,130,563)
Class S	(59,518)	(77,986)	(13,379,827)	(2,463,069)
Class S2	—	—	(7,294)	(1,762)
Class T	—	—	(1,095,449)	(416,187)
Total distributions	(7,676,406)	(9,561,178)	(19,357,833)	(4,011,581)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,145,922	3,063,612	10,178,134	128,410,776
Proceeds from shares issued in merger (Note 13)	—	—	—	817,995,808
Reinvestment of distributions	7,676,406	9,561,178	19,357,833	4,011,581
	11,822,328	12,624,790	29,535,967	950,418,165
Cost of shares redeemed	(58,032,822)	(63,852,104)	(153,481,413)	(271,062,713)
Net increase (decrease) in net assets resulting from capital share transactions	(46,210,494)	(51,227,314)	(123,945,446)	679,355,452
Net increase (decrease) in net assets	(21,855,517)	(69,039,843)	(104,605,870)	632,672,387
NET ASSETS:
Beginning of year or period	442,969,956	512,009,799	802,432,677	169,760,290
End of year or period	$421,114,439	$442,969,956	$697,826,807	$802,432,677
Undistributed net investment income at end of year or period	$10,643,831	$7,368,281	$15,188,901	$19,417,497

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$435,259	$1,751	$59,954,584	$69,604,940
Net realized gain	396,232	105,348	276,978,847	330,030,006
Net change in unrealized appreciation (depreciation)	—	—	(23,030,191)	(454,505,895)
Increase (decrease) in net assets resulting from operations	831,491	107,099	313,903,240	(54,870,949)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(15,538,862)	(18,114,051)
Class I	(435,258)	(1,751)	(33,639,786)	(38,458,104)
Class S	(3)	—	(10,073,694)	(11,901,355)
Class S2	—	—	(5,727)	(6,176)
Net realized gains:
Class ADV	—	—	(87,992,818)	(56,976,573)
Class I	(499,979)	(67,210)	(143,952,943)	(92,161,552)
Class S	(269)	(13)	(50,215,275)	(32,932,122)
Class S2	—	—	(29,465)	(17,319)
Total distributions	(935,509)	(68,974)	(341,448,570)	(250,567,252)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	139,247,510	85,417,851	10,580,286	23,163,960
Reinvestment of distributions	935,509	68,974	341,207,784	250,385,786
	140,183,019	85,486,825	351,788,070	273,549,746
Cost of shares redeemed	(176,638,756)	(161,158,873)	(552,686,429)	(571,660,467)
Net decrease in net assets resulting from capital share transactions	(36,455,737)	(75,672,048)	(200,898,359)	(298,110,721)
Net decrease in net assets	(36,559,755)	(75,633,923)	(228,443,689)	(603,548,922)
NET ASSETS:
Beginning of year or period	541,216,922	616,850,845	3,680,177,417	4,283,726,339
End of year or period	$504,657,167	$541,216,922	$3,451,733,728	$3,680,177,417
Distributions in excess of net investment income at end of year or period	$(139,824)	$(139,822)	$(527,339)	$(515,229)

See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$136,908,476	$139,281,316	$2,184,315	$2,414,807
Net realized gain (loss)	11,351,510	(4,052,642)	76,641,987	58,475,510
Net change in unrealized appreciation (depreciation)	54,331,079	(117,840,672)	56,886,577	(66,215,338)
Increase (decrease) in net assets resulting from operations	202,591,065	17,388,002	135,712,879	(5,325,021)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,936,348)	(9,986,767)	—	—
Class I	(38,142,968)	(43,838,685)	(2,207,939)	(2,508,306)
Class R6	—	—	(13)	—
Class S	(90,171,714)	(105,043,748)	(208,636)	(277,274)
Class S2	(753,431)	(938,671)	—	—
Net realized gains:
Class ADV	—	—	(552,879)	(833,677)
Class I	—	—	(44,683,696)	(72,451,613)
Class R6	—	—	(279)	—
Class S	—	—	(9,976,165)	(16,327,083)
Total distributions	(138,004,461)	(159,807,871)	(57,629,607)	(92,397,953)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	178,176,946	470,317,531	68,917,142	66,263,407
Proceeds from shares issued in merger (Note 13)	—	567,665,007	—	—
Reinvestment of distributions	137,993,921	159,799,747	57,629,316	92,397,953
	316,170,867	1,197,782,285	126,546,458	158,661,360
Cost of shares redeemed	(749,350,826)	(921,955,938)	(117,584,204)	(98,689,613)
Net increase (decrease) in net assets resulting from capital share transactions	(433,179,959)	275,826,347	8,962,254	59,971,747
Net increase (decrease) in net assets	(368,593,355)	133,406,478	87,045,526	(37,751,227)
NET ASSETS:
Beginning of year or period	4,766,967,249	4,633,560,771	604,081,747	641,832,974
End of year or period	$4,398,373,894	$4,766,967,249	$691,127,273	$604,081,747
Undistributed net investment income at end of year or period	$1,650,976	$455,801	$2,134,294	$2,366,567

See Accompanying Notes to Financial Statements
27

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
12-31-13	12.27	0.28•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64	0.64	2.13	538,114	210
12-31-12	11.13	0.30•	1.20	1.50	0.36	—	—	0.36	—	12.27	13.64	0.64	0.64	0.64	2.57	520,249	234
Class S
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
12-31-13	12.20	0.24•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89	0.89	1.88	5,829	210
12-31-12	11.05	0.27•	1.21	1.48	0.33	—	—	0.33	—	12.20	13.49	0.89	0.89	0.89	2.32	5,567	234
Voya Global Equity Portfolio
Class ADV
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(a)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
12-31-13	8.15	0.23•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
12-31-12	7.38	0.25•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34	1.34	3.25	1,485	23
Class I
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(a)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(a)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
12-31-13	8.23	0.25•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03	1.03	2.96	179,327	122
12-31-12	7.44	0.27•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09	1.09	3.54	180,208	23
Class S2
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.11	1.01	1.01	1.86	288	83
Class T
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.36	1.21	1.21	2.21	53,997	83
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Government Money Market Portfolio
Class I
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
12-31-13	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.23	0.23	0.00	768,521	—
12-31-12	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.03	0.34	0.34	0.34	0.03	975,469	—
Class S
12-31-16	1.00	0.00*	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.10	0.64	0.38	0.38	0.00*	82	—
12-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.63	0.22	0.22	0.00	85	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.19	0.19	0.00	106	—
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.23	0.23	0.00	138	—
12-31-12	1.00	(0.00)*	0.00*	0.00*	—	—	—	—	—	1.00	0.00	0.59	0.36	0.36	0.01	134	—
Voya Growth and Income Portfolio
Class ADV
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
12-31-13	24.31	0.22•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04	1.04	0.80	1,441,995	49
12-31-12	21.39	0.29•	2.97	3.26	0.34	—	—	0.34	—	24.31	15.24	1.09	1.04	1.04	1.23	1,251,577	57
Class I
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
12-31-13	24.54	0.35•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59	0.59	1.25	2,182,314	49
12-31-12	21.59	0.40•	3.00	3.40	0.45	—	—	0.45	—	24.54	15.78	0.59	0.59	0.59	1.68	1,865,425	57
Class S
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
12-31-13	24.32	0.28•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84	0.84	1.00	865,453	49
12-31-12	21.40	0.34•	2.97	3.31	0.39	—	—	0.39	—	24.32	15.47	0.84	0.84	0.84	1.42	772,713	57
Class S2
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
12-31-13	24.08	0.22	7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99	0.99	0.85	1,167	49
12-31-12	21.23	0.35•	2.90	3.25	0.40	—	—	0.40	—	24.08	15.30	1.09	0.99	0.99	1.47	728	57
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
12-31-12	12.34	0.42•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00	1.00	3.25	34,473	425
Class I
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
12-31-12	12.40	0.49•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50	0.50	3.78	1,001,255	425
Class S
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
12-31-12	12.34	0.45•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75	0.75	3.52	1,221,680	425
Class S2
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
12-31-12	12.37	0.41	0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90	0.90	3.37	1,277	425
Voya Small Company Portfolio
Class ADV
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
12-31-13	19.13	(0.02)	6.64	6.62	0.01	1.80	—	1.81	—	23.94	37.04	1.34	1.34	1.34	(0.13)	7,233	36
12-31-12	17.39	0.01	2.41	2.42	—	0.68	—	0.68	—	19.13	14.01	1.35	1.35	1.35	0.06	6,213	49
Class I
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
12-31-13	19.63	0.08•	6.84	6.92	0.12	1.80	—	1.92	—	24.63	37.76	0.84	0.84	0.84	0.38	571,880	36
12-31-12	17.82	0.10•	2.47	2.57	0.08	0.68	—	0.76	—	19.63	14.52	0.85	0.85	0.85	0.55	472,254	49
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class R6
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30
12-31-13	19.35	0.03	6.72	6.75	0.06	1.80	—	1.86	—	24.24	37.37	1.09	1.09	1.09	0.12	126,746	36
12-31-12	17.57	0.05•	2.44	2.49	0.03	0.68	—	0.71	—	19.35	14.26	1.10	1.10	1.10	0.28	101,041	49

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Global Equity’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
31

Notes to Financial Statements as of December 31, 2016

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
On July 23, 2014, the SEC adopted amendments to money market fund regulation, which required, among other things, Government Money Market to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Portfolio to limit redemptions in certain circumstances. These changes could result in reduced yields for money market funds, including Government Money Market. Compliance with the amended money market fund regulation was required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of Government Money Market. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. On November 19, 2015, based on Management’s recommendation, the Board approved revisions with respect to Government Money Market’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. All changes became effective May 1, 2016.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is

32

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair

33

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

34

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

35

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2016, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to

36

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform would be $13,456 and $520,565, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2016. At December 31, 2016, certain counterparties pledged $61,000 to Intermediate Bond. There was no collateral pledged to Balanced at December 31, 2016.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2016, Balanced and Intermediate Bond had a liability position of  $35,407 and $758,567, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2016, the Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2016 there was no cash collateral posted by either Portfolio for open OTC derivatives.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2016, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Balanced	$32,913,919	$16,068,788
Intermediate Bond	5,138,074	44,125,574
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2016.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced, Global Equity and Growth and Income entered into equity futures to “equitize”

37

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2016, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$52,888,527	$11,472,835
Global Equity	17,431,343	—
Growth and Income	7,824,118	—
Intermediate Bond	710,772,657	154,669,990
Please refer to the tables following each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2016. There were no open futures contracts for Growth and Income at December 31, 2016.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the
Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2016, Balanced and Intermediate Bond had purchased credit default swaptions to increase exposure to credit risk. There were no open credit default swaptions at December 31, 2016.
During the year ended December 31, 2016, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at December 31, 2016.
During the year ended December 31, 2016, Balanced and Intermediate Bond had both purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2016.
Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2016.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Equity, and Small Company declare and pay dividends annually. Growth and Income declares and pays dividends semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Prior to May 1, 2016, Intermediate Bond declared and paid dividends semi-annually. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

38

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the
MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2016.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment

39

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2016, Intermediate Bond had pledged $477,000 to certain counterparties for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets

40

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2016, Balanced had sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit

41

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market as a whole. Balanced used CDX swaps to gain additional exposure with various sectors of the credit market. Please refer to the tables following the Portfolio of Investments for open credit default swaps to sell protection at December 31, 2016.
For the year ended December 31, 2016, Intermediate Bond had bought and sold credit protection on CDX swaps. Intermediate Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit market. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2016.
For the year ended December 31, 2016, Intermediate Bond had an average notional amount of  $175,000,000 on credit default swaps to buy protection. For the year ended December 31, 2016, Balanced and Intermediate Bond had an average notional amount of  $4,100,000 and $241,170,000, respectively, on credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2016, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $103,596,056 and $578,103,800, respectively.
For the year ended December 31, 2016, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $117,087,345 and $1,253,959,800, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2016.
At December 31, 2016, Balanced and Intermediate Bond had pledged $350,000 and $5,902,000, respectively, in cash collateral for open centrally cleared interest rate swaps.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Portfolios.
For the year ended December 31, 2016, Balanced and Intermediate Bond had each entered into one foreign currency volatility swap with a notional amount of $581,600 and $35,354,800, respectively. Each Portfolio entered into foreign currency volatility swaps to take a position on future expectations of volatility. There were no open volatility swaps at December 31, 2016 for either Portfolio.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$358,057,836	$384,995,564
Global Equity	712,855,844	852,367,469
Growth and Income	3,394,253,512	3,822,629,995
Intermediate Bond	1,566,193,765	1,815,696,878
Small Company	426,010,166	478,807,818

42

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$385,257,557	$388,730,558
Intermediate Bond	12,989,705,840	13,248,046,786
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced(1)	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)(2)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond(1)	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company(1)	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to January 1, 2016, the management fee was 0.600% on the first $10 billion; 0.550% on next $5 billion; and 0.525% thereafter.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each are a “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the 12b-1 Plan for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and effective May 1, 2016, the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of each applicable Portfolio was an annual rate of 0.15%. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the 12b-1 Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the 12b-1 Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

43

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2016, the Distributor waived $252 of Class S specific distribution fees and the Investment Adviser waived $5,312 of management fees for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2016, amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2017	2018	2019	Total
Government Money Market	$1,043,344	$658,101	$5,312	$1,706,757
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	8.05%
	Intermediate Bond	8.36
	Small Company	7.69
Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Global Equity	68.95
	Growth and Income	44.64
	Intermediate Bond	61.78
	Small Company	16.16
Voya Retirement Insurance and Annuity Company	Balanced	88.58
	Global Equity	20.39
	Government Money Market	89.66
	Growth and Income	49.04
	Intermediate Bond	25.56
	Small Company	52.45
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment

44

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Global Equity(1)	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.05%	0.55%	N/A	0.80%	0.95%	N/A
Small Company	1.45%	0.95%	0.95%	1.20%	N/A	N/A

(1)
Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has further lowered the expense limits for Global Equity to 1.11%, 0.61%, 0.86%, 1.01% and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreements are contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2016:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Equity	7	$1,455,286	1.40%
Government Money Market	5	5,704,830	1.39
Growth and Income	11	5,311,273	1.41
Intermediate Bond	41	6,311,427	1.39
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased credit default swaptions for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	4,250,000	5,313
Options Expired	(4,250,000)	(5,313)
Balance at 12/31/2016	—	$—

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	34,256,000	148,981
Options Terminated in Closing Sell Transactions	(15,100,000)	(92,032)
Options Expired	(19,156,000)	(56,949)
Balance at 12/31/2016	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	72,560,000	1,476,899
Options Terminated in Closing Sell Transactions	(59,760,000)	(1,432,764)

45

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

	USD Notional	Cost
Options Expired	(12,800,000)	(44,135)
Balance at 12/31/2016	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2016 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	34,256,000	162,001
Options Terminated in Closing Purchase Transactions	(15,100,000)	(92,032)
Options Expired	(19,156,000)	(69,969)
Balance at 12/31/2016	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2016 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2015	—	—	$—
Options Written	110,800,000	272,700,000	1,772,541
Options Terminated in Closing Purchase Transactions	(55,400,000)	(259,900,000)	(1,701,072)
Options Expired	(55,400,000)	(12,800,000)	(71,469)
Balance at 12/31/2016	—	—	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	239,000,000	298,750
Options Expired	(239,000,000)	(298,750)
Balance at 12/31/2016	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2016 were as follows:
	USD Notional	Cost
Balance at 12/31/2015	—	$—
Options Purchased	775,600,000	2,674,345
Options Expired	(775,600,000)	(2,674,345)
Balance at 12/31/2016	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2016 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	775,600,000	2,642,029
Options Expired	(775,600,000)	(2,642,029)
Balance at 12/31/2016	—	$—

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2016	286,591	—	545,232	(4,020,427)	(3,188,604)	4,102,169	—	7,616,888	(57,388,840)	(45,669,783)
12/31/2015	202,625	—	636,456	(4,345,705)	(3,506,624)	2,953,398	—	9,483,192	(63,085,408)	(50,648,818)
Class S
12/31/2016	3,164	—	4,279	(45,300)	(37,857)	43,753	—	59,518	(643,982)	(540,711)
12/31/2015	7,630	—	5,259	(52,988)	(40,099)	110,214	—	77,986	(766,696)	(578,496)
Global Equity
Class ADV
12/31/2016	31,215	—	59,303	(607,916)	(517,398)	275,302	—	502,893	(5,296,385)	(4,518,190)
12/31/2015	2,646,676	702,530	—	(792,289)	2,556,917	24,874,315	6,554,145	—	(7,296,576)	24,131,884
Class I
12/31/2016	315,852	—	512,587	(2,997,376)	(2,168,937)	2,799,817	—	4,372,370	(26,392,658)	(19,220,471)
3/5/2015(1) - 12/31/2015	7,966,142	13,499,724	113,968	(3,032,541)	18,547,293	75,699,383	128,332,301	1,130,563	(28,447,844)	176,714,403
Class S
12/31/2016	223,897	—	1,566,724	(11,562,136)	(9,771,515)	1,959,903	—	13,379,827	(101,783,442)	(86,443,712)
12/31/2015	2,610,281	59,963,891	248,043	(18,562,769)	44,259,446	24,509,289	567,994,045	2,463,069	(174,600,717)	420,365,686
Class S2
12/31/2016	4,795	—	865	(7,731)	(2,071)	41,574	—	7,294	(68,918)	(20,050)
3/5/2015(1) - 12/31/2015	4,490	1,501,436	180	(1,473,347)	32,759	41,593	14,128,522	1,762	(13,863,380)	308,497
46

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity (continued)
Class T
12/31/2016	594,364	—	129,793	(2,307,010)	(1,582,853)	5,101,538	—	1,095,449	(19,940,010)	(13,743,023)
3/5/2015(1) - 12/31/2015	353,809	10,731,841	42,425	(4,990,842)	6,137,233	3,286,196	100,986,795	416,187	(46,854,196)	57,834,982
Government Money Market
Class I
12/31/2016	138,262,357	—	935,238	(175,651,072)	(36,453,477)	138,262,357	—	935,238	(175,651,072)	(36,453,477)
12/31/2015	85,417,420	—	68,961	(161,137,105)	(75,650,724)	85,417,419	—	68,961	(161,137,104)	(75,650,724)
Class S
12/31/2016	985,152	—	272	(987,684)	(2,260)	985,153	—	271	(987,684)	(2,260)
12/31/2015	432	—	13	(21,769)	(21,324)	432	—	13	(21,769)	(21,324)
Growth and Income
Class ADV
12/31/2016	145,340	—	3,776,003	(6,406,343)	(2,485,000)	4,095,762	—	103,531,680	(179,207,392)	(71,579,950)
12/31/2015	324,618	—	2,653,379	(6,332,093)	(3,354,096)	9,477,145	—	75,090,624	(193,620,550)	(109,052,781)
Class I
12/31/2016	131,389	—	6,380,927	(9,248,696)	(2,736,380)	3,639,575	—	177,351,943	(261,073,382)	(80,081,864)
12/31/2015	290,105	—	4,555,997	(8,170,773)	(3,324,671)	8,980,255	—	130,438,190	(250,938,958)	(111,520,513)
Class S
12/31/2016	100,601	—	2,196,506	(4,010,085)	(1,712,978)	2,816,141	—	60,288,969	(112,370,107)	(49,264,997)
12/31/2015	146,571	—	1,583,103	(4,145,273)	(2,415,599)	4,428,772	—	44,833,477	(126,860,972)	(77,598,723)
Class S2
12/31/2016	1,054	—	1,293	(1,301)	1,046	28,808	—	35,192	(35,548)	28,452
12/31/2015	9,093	—	836	(7,833)	2,096	277,788	—	23,495	(239,987)	61,296
Intermediate Bond
Class ADV
12/31/2016	1,532,861	—	699,426	(3,152,561)	(920,274)	19,734,492	—	8,936,129	(40,256,358)	(11,585,737)
12/31/2015	1,033,309	11,624,777	802,976	(2,669,949)	10,791,113	13,340,754	149,184,469	9,986,767	(34,328,099)	138,183,891
Class I
12/31/2016	3,268,901	—	2,949,442	(13,175,262)	(6,956,919)	42,304,595	—	38,134,846	(169,970,055)	(89,530,614)
12/31/2015	23,872,350	12,071,020	3,491,776	(13,997,676)	25,437,470	310,214,545	156,568,603	43,830,561	(181,744,538)	328,869,171
Class S
12/31/2016	8,765,935	—	7,023,181	(41,031,537)	(25,242,421)	110,867,415	—	90,169,539	(528,312,300)	(327,275,346)
12/31/2015	9,216,475	20,259,748	8,416,637	(54,273,223)	(16,380,363)	118,762,167	260,842,115	105,043,748	(700,912,894)	(216,264,864)
Class S2
12/31/2016	410,608	—	58,920	(846,688)	(377,160)	5,270,444	—	753,407	(10,812,113)	(4,788,262)
12/31/2015	2,168,538	83,377	75,471	(384,423)	1,942,963	28,000,065	1,069,820	938,671	(4,970,407)	25,038,149
Small Company
Class ADV
12/31/2016	55,117	—	31,848	(77,808)	9,157	1,058,284	—	552,879	(1,440,693)	170,470
12/31/2015	42,791	—	42,062	(49,749)	35,104	879,068	—	833,677	(1,057,372)	655,373
Class I
12/31/2016	1,980,320	—	2,597,874	(4,653,668)	(75,474)	39,835,416	—	46,891,635	(92,286,094)	(5,559,043)
12/31/2015	2,254,931	—	3,651,238	(3,567,784)	2,338,385	47,197,903	—	74,959,919	(75,492,777)	46,665,045
Class R6
12/31/2016	135,577	—	—	(13,969)	121,608	2,801,884	—	—	(289,726)	2,512,158
11/24/2015(1) - 12/31/2015	147	—	—	—	147	3,000	—	—	—	3,000
Class S
12/31/2016	1,259,380	—	576,063	(1,234,819)	600,624	25,221,558	—	10,184,802	(23,567,691)	11,838,669
12/31/2015	898,027	—	824,447	(1,060,078)	662,396	18,183,436	—	16,604,357	(22,100,391)	12,687,402
Class S2
12/31/2016	—	—	—	—	—	—	—	—	—	—
12/31/2015	—	—	—	(1,782)	(1,782)	—	—	—	(39,073)	(39,073)

(1) Commencement of operations.
47

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following is a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$52,744	$(52,744)	$—
Citigroup Global Markets Inc.	2,468,646	(2,468,646)	—
Goldman, Sachs & Co.	347,497	(347,497)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Securities (USA) Inc.	149,856	(149,856)	—
J.P. Morgan Securities LLC	320,693	(320,693)	—
Nomura Securities International, Inc.	3,104,366	(3,104,366)	—
Scotia Capital (USA) INC	52,654	(52,654)	—
Citadel Clearing LLC	115,424	(115,424)	—
Deutsche Bank Securities Inc.	140,331	(140,331)	—
HSBC Bank PLC	104,925	(104,925)	—
J.P. Morgan Securities LLC	19,350	(19,350)	—
Jefferies LLC	47,704	(47,704)	—
RBC Capital Markets, LLC	38,088	(38,088)	—
RBC Dominion Securities Inc	266,469	(266,469)	—
SG Americas Securities, LLC	85,320	(85,320)	—
Citigroup Global Markets Inc.	1,055,529	(1,055,529)	—
HSBC Securities (USA) Inc.	512,090	(512,090)	—
Raymond James & Associates, Inc.	47,409	(47,409)	—
Barclays Capital Inc.	184,460	(184,460)	—
Goldman, Sachs & Co.	57,735	(57,735)	—
Morgan Stanley & Co. International PLC	22,853	(22,853)	—
Morgan Stanley & Co. LLC	84,882	(84,882)	—
Deutsche Bank Securities Inc.	712,702	(712,702)	—
J.P. Morgan Securities LLC	620,224	(620,224)	—
Total	$10,611,951	$(10,611,951)	$—

(1)
Collateral with a fair value of  $10,854,593 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$21,888	$(21,888)	$—
HSBC Bank PLC	2,593,728	(2,593,728)	—
Nomura Securities International, Inc.	120,384	(120,384)	—
SG Americas Securities, LLC	13,680	(13,680)	—
Total	$2,749,680	$(2,749,680)	$—

(1)
Collateral with a fair value of  $2,814,090 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

48

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$43,766,576	$(43,766,576)	$—
Citadel Clearing LLC	275,479	(275,479)	—
Citigroup Global Markets Inc.	35,985,079	(35,985,079)	—
Credit Suisse Securities (USA) LLC	313,685	(313,685)	—
Deutsche Bank Securities Inc.	965,724	(965,724)	—
Goldman, Sachs & Co.	2,696,630	(2,696,630)	—
HSBC Securities (USA) Inc.	24,501,170	(24,501,170)	—
J.P. Morgan Securities LLC	7,684,141	(7,684,141)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	42,190,881	(42,190,881)	—
Mizuho Securities USA Inc.	1,717,859	(1,717,859)	—
Nomura Securities International, Inc.	732,039	(732,039)	—
RBS Securities Inc	40,553,053	(40,553,053)	—
SG Americas Securities, LLC	1,267,166	(1,267,166)	—
Societe Generale	14,390,123	(14,390,123)	—
Total	$217,039,605	$(217,039,605)	$—

(1)
Collateral with a fair value of  $221,643,387 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$696,960	$(696,960)	$—
Citigroup Global Markets Inc.	543,754	(543,754)	—
Credit Suisse Securities (USA) LLC	1,725,196	(1,725,196)	—
Deutsche Bank Securities Inc.	231,703	(231,703)	—
Goldman, Sachs & Co.	1,397,775	(1,397,775)	—
HSBC Bank PLC	1,412,000	(1,412,000)	—
J.P. Morgan Securities LLC	682,273	(682,273)	—
Jefferies LLC	3,548	(3,548)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,896,086	(1,896,086)	—
Morgan Stanley & Co. LLC	1,188,557	(1,188,557)	—
Natixis Securities America LLC	28,125	(28,125)	—
Nomura Securities International, Inc.	258,915	(258,915)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Dominion Securities Inc	1,194,317	(1,194,317)	—
SG Americas Securities, LLC	143,390	(143,390)	—
UBS AG	425,214	(425,214)	—
UBS Securities LLC.	1,469,905	(1,469,905)	—
Wells Fargo Securities LLC	1,252,999	(1,252,999)	—
Total	$14,550,717	$(14,550,717)	$—

(1)
Collateral with a fair value of  $14,974,792 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$2,018,466	$(2,018,466)
Global Equity(1)	(114,056,764)	(580,584)	114,637,348
Growth and Income	(40)	(708,625)	708,665
Intermediate Bond	—	2,291,160	(2,291,160)

(1)
$114,056,764 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

49

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$7,676,406	$—	$9,561,178	$—
Global Equity	19,357,833	—	4,011,581	—
Government Money Market	932,960	2,549	59,269	9,705
Growth and Income	59,258,069	282,190,501	68,479,686	182,087,566
Intermediate Bond	138,004,461	—	159,807,871	—
Small Company	2,562,015	55,067,592	11,222,450	81,175,503
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Balanced	$10,906,833	$—	$13,409,464	$(1,065,572)	Short-term	2017
Global Equity	15,226,891	—	40,296,705	(16,197,601)	Short-term	2017
				(6,695,973)	Short-term	2018
				(99,752,186)	Short-term	None
				(22,040,302)	Long-term	None
				$(144,686,062)*
Government Money Market	3,218	—	—	—	—	—
Growth and Income	—	49,826,554	566,611,323	—	—	—
Intermediate Bond	1,984,873	—	(1,373,661)	(152,830,543)	Short-term	2017
				(15,005,778)	Long-term	None
				$(167,836,321)*
Small Company	9,976,900	68,538,273	118,986,610	(520,509)*	Short-term	2017

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2012.
50

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 13 — REORGANIZATIONS
On March 6, 2015, Global Equity (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities, for each of Voya Global Resources Portfolio (“Acquired 1 Portfolio”) and Voya International Value Portfolio (“Acquired 2 Portfolio”), collectively, “Acquired Portfolios,” which are not included in this report, each an open-end investment company in a tax-free reorganization, in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolios, voting separately, on February 17, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from the Voya family of funds. Furthermore, the Acquired Portfolios were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$19,127,226
Net realized and unrealized loss on investments	$(71,422,278)
Net decrease in net assets resulting from operations	$(52,295,052)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation/ (Depreciation) (000s)	Portfolios’ Conversion Ratio
Acquired 1 Portfolio	$534,681	$169,240	$154,807	$(12,803)	1.8507
Acquired 2 Portfolio	$111,826	$169,240	$7,894*	$4,632	0.9631

*
Excludes $165,497,341 of capital loss carryforwards that were certain to expire due to limitations under Internal Revenue Code section 382 as a result of the merger.

The net assets of the Acquiring Portfolio after the acquisition were $815,746,881.
On August 14, 2015, Global Equity (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® DFA World Equity Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. Furthermore, shareholders of the Acquired Portfolio were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$18,044,431
Net realized and unrealized loss on investments	$(56,943,168)
Net decrease in net assets resulting from operations	$(38,898,737)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$171,489	$734,035	$—	$(2,082)	1.0286
The net assets of the Acquiring Portfolio after the acquisition were $905,524,087.
On August 14, 2015, Intermediate Bond (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Aggregate Bond Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to

51

Notes to Financial Statements as of December 31, 2016 (continued)

NOTE 13 — REORGANIZATIONS (continued)

a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 6, 2015. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$148,621,340
Net realized and unrealized loss on investments	$(127,152,986)
Net increase in net assets resulting from operations	$21,468,354
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$567,665	$4,449,177	$—	$(1,127)	0.8214
The net assets of the Acquiring Portfolio after the acquisition were $5,016,842,393.
NOTE 14 — SUBSEQUENT EVENTS
Subsequent to December 31, 2016, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0002	February 1, 2017	Daily
Class S	NII	$0.0001	February 1, 2017	Daily
All Classes	STCG	$0.0000*	February 1, 2017	January 30, 2017
Intermediate Bond
Class ADV	NII	$0.0331	February 1, 2017	Daily
Class I	NII	$0.0389	February 1, 2017	Daily
Class S	NII	$0.0360	February 1, 2017	Daily
Class S2	NII	$0.0342	February 1, 2017	Daily

NII -
Net investment income

STCG - Short-term capital gain
*
Amount rounds to $0.0000.

Management Fee Waivers: The Investment Adviser’s obligation to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets will expire on May 1, 2017 for Balanced, Intermediate Bond and Small Company. The termination of this obligation for these Portfolios was approved by the Board on January 12, 2017.
Expense Limitation Agreement: On January 12, 2017, in conjunction with the above, the Board also approved a new Expense Limitation Agreement for Balanced and revised expense limits for Intermediate Bond and Small Company. Effective May 1, 2017, the expense limits, through May 1, 2018, for the Portfolios are as follows:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Balanced	N/A	0.69%	N/A	0.94%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%
Small Company	1.43%	0.93%	0.93%	1.18%	N/A
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 53.1%
		Consumer Discretionary: 6.7%
3,814	@	Amazon.com, Inc.	$2,860,004	0.7
51,710		Coach, Inc.	1,810,884	0.4
28,135		Comcast Corp. – Class A	1,942,722	0.5
38,423	@	Dish Network Corp. - Class A	2,225,844	0.5
22,951		Hasbro, Inc.	1,785,358	0.4
18,034		Home Depot, Inc.	2,417,999	0.6
20,488		McDonald’s Corp.	2,493,799	0.6
478,153		Other Securities(a)	12,587,894	3.0
			28,124,504	6.7
		Consumer Staples: 4.4%
36,572	@	Monster Beverage Corp.	1,621,602	0.4
20,047		PepsiCo, Inc.	2,097,518	0.5
18,623		Philip Morris International, Inc.	1,703,818	0.4
235,500	#	WH Group Ltd.	189,836	0.0
342,568		Other Securities(a)	12,834,570	3.1
			18,447,344	4.4
		Energy: 3.6%
21,786		Chevron Corp.	2,564,212	0.6
17,750		Exxon Mobil Corp.	1,602,115	0.4
27,514		Royal Dutch Shell PLC - Class A	759,488	0.2
26,179		Royal Dutch Shell PLC - Class A ADR	1,423,614	0.4
11,368		Royal Dutch Shell PLC - Class B	326,626	0.1
21,781		Schlumberger Ltd.	1,828,515	0.4
232,414		Other Securities	6,468,778	1.5
			14,973,348	3.6
		Financials: 8.8%
154,464		Bank of America Corp.	3,413,654	0.8
12,196		Chubb Ltd.	1,611,336	0.4
41,820		Hartford Financial Services Group, Inc.	1,992,723	0.5
42,159		JPMorgan Chase & Co.	3,637,900	0.8
117,539		Keycorp	2,147,438	0.5
58,836		Wells Fargo & Co.	3,242,452	0.8
1,167,776		Other Securities(a)	21,084,290	5.0
			37,129,793	8.8
		Health Care: 6.3%
13,833	@	Celgene Corp.	1,601,170	0.4
24,177		Johnson & Johnson	2,785,432	0.6
33,751		Merck & Co., Inc.	1,986,922	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
66,036		Pfizer, Inc.	$2,144,849	0.5
16,706		UnitedHealth Group, Inc.	2,673,628	0.6
267,890		Other Securities(a)	15,469,602	3.7
			26,661,603	6.3
		Industrials: 6.4%
10,580		Boeing Co.	1,647,095	0.4
15,335		Deere & Co.	1,580,118	0.4
11,457		General Dynamics Corp.	1,978,166	0.4
742,613		Other Securities(a)	21,775,774	5.2
			26,981,153	6.4
		Information Technology: 9.2%
4,035	@	Alphabet, Inc. - Class A	3,197,536	0.8
455	@	Alphabet, Inc. - Class C	351,178	0.1
44,070		Apple, Inc.	5,104,187	1.2
85,150		Cisco Systems, Inc.	2,573,233	0.6
15,148	@	Facebook, Inc.	1,742,777	0.4
76,861		Microsoft Corp.	4,776,143	1.1
54,408		Oracle Corp.	2,091,988	0.5
22,092		Visa, Inc. - Class A	1,723,618	0.4
377,894		Other Securities(a)	17,085,398	4.1
			38,646,058	9.2
		Materials: 2.6%
51,063		Dow Chemical Co.	2,921,825	0.7
294,305		Other Securities(a)	7,981,113	1.9
			10,902,938	2.6
		Real Estate: 2.2%
779,604		Other Securities	9,360,789	2.2
		Telecommunication Services: 1.0%
55,845		AT&T, Inc.	2,375,088	0.6
169,961		Other Securities	1,666,759	0.4
			4,041,847	1.0
		Utilities: 1.9%
39,814		Exelon Corp.	1,412,999	0.3
16,071		NextEra Energy, Inc.	1,919,841	0.4
281,248		Other Securities	4,894,615	1.2
			8,227,455	1.9
		Total Common Stock (Cost $205,757,909)	223,496,832	53.1
EXCHANGE-TRADED FUNDS: 10.8%
25,061		iShares Barclays 20+ Year Treasury Bond Fund	2,985,517	0.7
235,469		iShares MSCI Emerging Markets Index Fund	8,243,770	1.9

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
46,274		iShares Russell 1000 Value Index Fund	$5,184,076	1.2
361,336		PowerShares Senior Loan Portfolio	8,440,809	2.0
116,023		SPDR Dow Jones International Real Estate	4,186,110	1.0
37,008		SPDR Trust Series 1	8,272,398	2.0
50,936		Vanguard REIT	4,203,748	1.0
77,633		Vanguard Total International Bond ETF	4,214,696	1.0
		Total Exchange-Traded Funds (Cost $47,256,265)	45,731,124	10.8
MUTUAL FUNDS: 8.7%
		Affiliated Investment Companies: 7.1%
1,275,922		Voya Floating Rate Fund - Class P	12,708,187	3.0
2,109,454		Voya High Yield Bond Fund - Class P	16,960,007	4.1
			29,668,194	7.1
		Unaffiliated Investment Companies: 1.6%
1,341,911	@	Credit Suisse Commodity Return Strategy Fund - Class I	6,803,489	1.6
		Total Mutual Funds (Cost $36,621,922)	36,471,683	8.7
PREFERRED STOCK: 0.0%
		Consumer Staples: 0.0%
1,748		Other Securities	208,082	0.0
		Total Preferred Stock (Cost $199,715)	208,082	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.1%
		Basic Materials: 0.1%
50,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	48,128	0.0
30,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	28,618	0.0
106,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	105,791	0.0
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	67,600	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials (continued)
295,000		Other Securities	$302,283	0.1
			552,420	0.1
		Communications: 0.9%
827,000		AT&T, Inc., 2.300%-5.350%, 03/11/19-03/09/49	814,642	0.2
200,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	203,250	0.1
20,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	20,425	0.0
200,000	#	Telefonica Chile SA, 3.875%, 10/12/22	201,551	0.0
2,441,000		Other Securities	2,466,045	0.6
			3,705,913	0.9
		Consumer, Cyclical: 0.5%
30,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	30,750	0.0
30,000	#	BMW US Capital LLC, 1.450%, 09/13/19	29,645	0.0
60,000	#	BMW US Capital LLC, 2.250%, 09/15/23	57,491	0.0
35,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	34,433	0.0
133,000		McDonald’s Corp., 2.100%-4.875%, 12/07/18-12/09/45	138,515	0.0
1,911,000		Other Securities	1,905,862	0.5
			2,196,696	0.5
		Consumer, Non-cyclical: 1.5%
43,000	#	BAT International Finance PLC, 1.850%, 06/15/18	43,022	0.0
60,000	#	BAT International Finance PLC, 3.500%, 06/15/22	61,477	0.0
200,000	#	Danone SA, 2.077%, 11/02/21	194,251	0.1
200,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	201,248	0.1
200,000	#	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21	191,639	0.1
61,000	#	Mylan NV, 3.150%, 06/15/21	59,873	0.0
40,000	#	Mylan NV, 3.750%, 12/15/20	40,396	0.0
64,000	#	Mylan NV, 3.950%, 06/15/26	59,926	0.0

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
93,000		Philip Morris International, Inc., 4.250%-5.650%, 05/16/18-11/10/44	$95,836	0.0
55,000	#	Post Holdings, Inc., 5.000%, 08/15/26	52,800	0.0
50,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	43,344	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	82,250	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,615	0.0
5,217,000		Other Securities(a)	5,212,745	1.2
			6,406,422	1.5
		Energy: 1.0%
15,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	14,962	0.0
80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	83,308	0.0
200,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	198,250	0.1
50,000	#,L	YPF SA, 8.500%, 07/28/25	50,825	0.0
200,000	#,L	YPF SA, 8.875%, 12/19/18	218,050	0.1
3,412,000		Other Securities	3,446,996	0.8
			4,012,391	1.0
		Financial: 2.9%
200,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	204,716	0.1
150,000	#	Athene Global Funding, 2.875%, 10/23/18	149,954	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	210,765	0.1
65,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	64,579	0.0
144,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	137,630	0.1
250,000		Credit Suisse/New York NY, 1.750%, 01/29/18	249,514	0.1
209,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%-3.800%, 03/26/20-09/15/22	208,566	0.0
55,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	54,862	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
52,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	$64,276	0.0
100,000	#	HBOS PLC, 6.750%, 05/21/18	105,675	0.0
200,000	#	ING Bank NV, 2.000%, 11/26/18	199,935	0.1
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	195,480	0.0
731,000		JPMorgan Chase & Co., 1.625%-6.125%, 03/01/18-12/29/49	736,473	0.2
50,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	49,570	0.0
45,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	45,046	0.0
70,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	69,949	0.0
40,000	#	Santander UK PLC, 5.000%, 11/07/23	40,829	0.0
73,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	72,066	0.0
200,000	#,L	Societe Generale SA, 4.250%, 08/19/26	193,276	0.0
120,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	114,348	0.0
75,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	75,050	0.0
41,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	41,811	0.0
210,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	214,883	0.1
200,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	202,326	0.1
25,000		Wells Fargo & Co., 3.000%, 10/23/26	23,799	0.0
8,556,000		Other Securities(a)	8,504,845	2.0
			12,230,223	2.9
		Industrial: 0.2%
65,000	#	Novelis Corp., 5.875%, 09/30/26	65,813	0.0

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
25,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	$26,109	0.0
707,000		Other Securities	733,539	0.2
			825,461	0.2
		Technology: 0.4%
106,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	108,240	0.0
104,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	107,629	0.0
110,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	116,717	0.1
102,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	110,549	0.0
1,262,000		Other Securities	1,273,757	0.3
			1,716,892	0.4
		Utilities: 0.6%
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	64,898	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	95,969	0.1
27,000	#	Electricite de France SA, 2.350%, 10/13/20	26,736	0.0
200,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	206,500	0.1
130,000		Exelon Corp., 2.850%-3.400%, 06/15/20-04/15/26	129,373	0.0
97,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	100,469	0.0
46,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	45,787	0.0
1,610,000		Other Securities	1,641,971	0.4
			2,311,703	0.6
		Total Corporate Bonds/Notes (Cost $33,917,107)	33,958,121	8.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
45,136	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	45,510	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
40,000	#	Bellemeade Re Ltd. 2015-1A M2, 5.056%, 07/25/25	$40,276	0.0
340,536		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	375,567	0.1
100,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.006%, 04/25/29	103,410	0.0
40,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	40,202	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	100,372	0.0
100,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	108,704	0.0
60,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 2M2, 5.756%, 11/25/24	65,073	0.0
170,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	177,492	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.756%, 07/25/25	107,496	0.0
65,333		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.056%, 02/25/25	68,773	0.0
179,151		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	198,660	0.1
2,068		Fannie Mae REMIC Trust 2004-W6 1A1, 5.000%, 07/25/34	2,069	0.0
550,465		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	587,431	0.1
550,054		Fannie Mae REMIC Trust 2009-50 HZ, 5.578%, 02/25/49	596,932	0.2
259,909		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	276,644	0.1

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
381,531	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/40	$416,861	0.1
92,905 ^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.944%, 12/25/36	24,051	0.0
194,027	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	222,996	0.1
207,314	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	236,163	0.1
143,977	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	161,522	0.1
41,347	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	46,173	0.0
107,216	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	117,194	0.0
337,565	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	378,254	0.1
138,708	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	155,398	0.0
117,471 ^	Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	128,202	0.0
131,688	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	146,711	0.0
159,764	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	174,254	0.1
28,080	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	30,241	0.0
367,587	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	371,716	0.1
446,332	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	492,111	0.1
446,332	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	484,311	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	109,195	0.0
180,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.356%, 04/25/24	186,684	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	$104,206	0.0
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.306%, 10/25/24	267,751	0.1
50,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	54,323	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	108,282	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.006%, 05/25/25	103,554	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.556%, 05/25/28	107,801	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.306%, 07/25/28	111,896	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	100,335	0.0
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	200,313	0.1
117,592	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	126,513	0.0
317,685	Ginnie Mae Series 2010- 164 JZ, 4.000%, 12/20/40	334,849	0.1
51,920	Ginnie Mae Series 2011- 169 BC, 7.000%, 05/16/32	60,020	0.0
3,441,457	Other Securities	2,761,976	0.7
	Total Collateralized Mortgage Obligations (Cost $11,169,081)	11,218,467	2.7

See Accompanying Notes to Financial Statements
57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 0.8%
175,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	$186,812	0.1
100,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	96,926	0.0
10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,316	0.0
HUF2,047,697,539		Other Securities(a)	2,963,668	0.7
		Total Foreign Government Bonds (Cost $3,315,080)	3,257,722	0.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
190,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF C, 2.704%, 01/15/28	184,503	0.1
30,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.814%, 02/10/51	29,922	0.0
2,180,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	97,815	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	212,554	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/41	72,893	0.0
210,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.670%, 11/11/41	218,459	0.1
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.801%, 02/13/42	142,524	0.0
73,428	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.714%, 04/12/38	75,038	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	244,253	0.1
112,164	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	112,502	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,510,000 ^		CFCRE Commercial Mortgage Trust 2016-C7, 0.801%, 12/10/54	$322,728	0.1
997,806 ^		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.017%, 07/10/49	133,125	0.0
40,000	#	Citigroup Commercial Mortgage Trust 2014-GC19, 4.901%, 03/10/47	35,068	0.0
100,000	#	Citigroup Commercial Mortgage Trust 2016-GC36, 2.850%, 02/10/49	69,100	0.0
110,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	116,639	0.0
1,716,202 ^		COMM 2012-CR2 XA, 1.728%, 08/15/45	124,060	0.1
976,541 ^		COMM 2012-CR4 XA, 1.903%, 10/15/45	68,810	0.0
2,380,000	#,^	COMM 2012-CR4 XB, 0.593%, 10/15/45	77,327	0.0
603,890 ^		COMM 2013-LC6 XA, 1.683%, 01/10/46	33,407	0.0
2,005,615 ^		COMM 2014-UBS3 XA, 1.328%, 06/10/47	124,361	0.1
100,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	76,444	0.0
69,703	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	70,014	0.0
66,350	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	66,321	0.1
5,190	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	5,182	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.281%, 05/15/36	53,425	0.0
30,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	28,035	0.0
110,000	#	CSAIL 2016-C7 Commercial Mortgage Trust, 4.394%, 11/15/49	78,266	0.0

See Accompanying Notes to Financial Statements
58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	$102,417	0.0
110,000	#	DBUBS Mortgage Trust 2011-LC1A E, 5.685%, 11/10/46	115,275	0.1
21,741,719	#,^	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/45	76,470	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	100,789	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	81,374	0.0
1,715,002 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	126,826	0.1
37,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	26,533	0.0
1,949,207 ^		GS Mortgage Securities Trust 2016-GS4, 0.605%, 11/10/49	78,383	0.0
340,000	#	Hudson Yards 2016-10HY Mortgage Trust, 2.835%, 08/10/38	328,679	0.1
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.575%, 05/15/41	40,499	0.0
78,261		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	78,190	0.0
1,050,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	18,898	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	30,774	0.0
150,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.753%, 06/15/49	151,590	0.0
196,000		JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 A4, 2.822%, 08/15/49	190,603	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
888,061 ^		JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.703%, 07/15/45	$22,389	0.0
957,544 ^		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.194%, 04/15/47	35,603	0.0
1,262,116	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	20	0.0
100,206	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.652%, 02/15/40	100,273	0.0
583,341	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.729%, 11/15/38	2,174	0.0
100,000	#	Merrill Lynch Mortgage Trust 2005-MKB2 E, 6.120%, 09/12/42	105,543	0.0
1,144,544 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.147%, 12/15/47	63,494	0.0
130,000	#	Morgan Stanley Capital I Trust 2011-C1 C, 5.432%, 09/15/47	142,026	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	107,031	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	106,797	0.0
100,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	92,249	0.0
3,803,481	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.018%, 10/15/45	270,568	0.1
20,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	16,100	0.0
986,178 ^		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.011%, 07/15/48	131,727	0.1
1,340,677 ^		Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.569%, 01/15/59	122,835	0.0
414,056	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	30,363	0.0

See Accompanying Notes to Financial Statements
59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
577,357	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.380%, 03/15/48	$32,083	0.0
1,369,288		Other Securities	1,333,184	0.3
		Total Commercial Mortgage-Backed Securities (Cost $7,246,220)	7,134,534	1.7
U.S. TREASURY OBLIGATIONS: 4.8%
		Treasury Inflation Indexed Protected Securities: 0.9%
3,976,668		0.125%, due 04/15/21	4,001,729	0.9
		U.S. Treasury Bonds: 1.4%
2,749,000	L	2.000%, due 11/15/26	2,641,039	0.6
3,678,000	L	2.250%, due 08/15/46	3,084,779	0.8
2,000		3.000%, due 11/15/45	1,968	0.0
			5,727,786	1.4
		U.S. Treasury Notes: 2.5%
2,106,000	L	1.000%, due 11/30/18	2,099,067	0.5
3,738,000		1.375%, due 12/15/19	3,727,324	0.9
3,363,000		2.125%, due 11/30/23	3,337,028	0.8
1,311,000	L	0.875%-1.750%, due 05/31/18-02/15/26	1,302,171	0.3
			10,465,590	2.5
		Total U.S. Treasury Obligations (Cost $20,294,732)	$20,195,105	4.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.8%
		Federal Home Loan Mortgage Corporation: 0.6%##
2,317,221	W	2.500%-6.500%, due 05/01/30-11/01/45	2,444,280	0.6
		Federal National Mortgage Association: 0.9%##
3,732,959	W	2.500%-7.500%, due 06/01/29-01/18/47	3,901,204	0.9
		Government National Mortgage Association: 0.3%
1,426,780	W	3.000%-5.277%, due 11/20/40-10/20/60	1,491,324	0.3
		Total U.S. Government Agency Obligations (Cost $7,788,352)	7,836,808	1.8
ASSET-BACKED SECURITIES: 1.9%
		Automobile Asset-Backed Securities: 0.1%
40,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	40,211	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
120,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	$119,015	0.0
110,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	112,827	0.0
30,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	29,963	0.0
280,000		Other Securities	282,305	0.1
			584,321	0.1
		Home Equity Asset-Backed Securities: 0.0%
200,000		Other Securities	192,244	0.0
		Other Asset-Backed Securities: 1.7%
98,667	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	99,123	0.0
200,000	#	ALM VII Ltd. 2012-7A A1R, 2.334%, 10/15/28	200,595	0.1
120,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	119,988	0.0
250,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	250,569	0.1
197,624	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	—	—
170,000	#	Apidos CLO XI, 2.324%, 01/17/28	170,268	0.1
100,000	#	Apidos CLO XI, 2.834%, 01/17/28	100,097	0.0
100,000	#	Apidos CLO XIV 2013-14A D, 4.380%, 04/15/25	98,849	0.0
100,000	#	Apidos CLO XVII, 2.733%, 04/17/26	100,000	0.0
130,000	#	Apidos CLO XVII, 3.383%, 04/17/26	130,000	0.1
90,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	90,014	0.0
6,020	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	6,041	0.0
100,000	#	Blue Hill CLO 2013-1A A, 2.360%, 01/15/26	100,031	0.0
250,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	250,414	0.1
100,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	99,998	0.0
250,000	#	BlueMountain CLO 2015-1 Ltd., 3.235%, 04/13/27	250,000	0.1

See Accompanying Notes to Financial Statements
60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	$248,922	0.0
80,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	79,998	0.0
70,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	70,197	0.0
220,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	220,262	0.1
100,000	#	Cent CLO 22 Ltd., 2.836%, 11/07/26	99,999	0.0
96,297	#	CIFC Funding 2006-2A B2L, 4.931%, 03/01/21	96,294	0.0
200,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	199,633	0.0
250,000	#	CIFC Funding 2014-IV Ltd., 3.647%, 10/17/26	250,000	0.1
250,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	249,998	0.1
77,617	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	79,266	0.0
85,528	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	88,308	0.1
250,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	249,998	0.1
250,000	#	LCM XXIII Ltd., 2.901%, 10/20/29	249,997	0.0
50,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	49,999	0.0
250,000	#	Madison Park Funding XXIV Ltd., 2.735%, 01/20/28	249,995	0.1
250,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	249,992	0.0
250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	249,997	0.1
16,264	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	16,337	0.0
30,925	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	31,118	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
100,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	$100,024	0.0
250,000	#	OHA Loan Funding 2012-1 Ltd., 2.761%, 01/23/27	249,999	0.0
130,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	129,999	0.1
140,000	#	OHA Loan Funding 2015-1 Ltd., 2.737%, 08/15/29	140,000	0.0
300,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	293,524	0.1
130,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	129,996	0.0
100,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	100,834	0.0
170,000	#	Symphony CLO Ltd. 2012-9A AR, 2.303%, 10/16/28	169,999	0.1
100,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	100,000	0.0
130,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.361%, 07/14/26	130,028	0.0
99,750	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	100,351	0.0
210,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	210,189	0.1
16,450		Other Securities	15,337	0.0
			6,966,577	1.7
		Student Loan: 0.1%
41,308	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	41,441	0.0
80,351	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	79,929	0.0
65,185	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	65,172	0.0
100,000	#	Sofi Professional Loan Program 2016-E LLC, 4.430%, 10/25/41	98,475	0.1
			285,017	0.1

See Accompanying Notes to Financial Statements
61

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)

		Total Asset-Backed Securities (Cost $8,009,980)	$8,028,159	1.9
		Total Long-Term Investments (Cost $381,576,363)	397,536,637	94.4
SHORT-TERM INVESTMENTS: 6.6%
		Corporate Bonds/Notes: 0.1%
197,000	#	Barclays Bank PLC, 6.050%, 12/04/17	203,596	0.1
50,000		Becton Dickinson and Co., 1.800%, 12/15/17	50,122	0.0
70,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	70,399	0.0
107,000		Intel Corp., 1.350%, 12/15/17	107,169	0.0
83,000		Southwestern Electric Power Co., 5.550%, 01/15/17	83,097	0.0
43,000		Whirlpool Corp., 1.650%, 11/01/17	43,068	0.0
			557,451	0.1
		U.S. Government Agency Obligations: 0.0%
1,139		Fannie Mae, 6.000%, 10/01/17	1,140	0.0
1,372		Fannie Mae, 6.000%, 11/01/17	1,383	0.0
1,265		Fannie Mae, 6.000%, 03/01/17	1,265	0.0
668		Fannie Mae, 6.000%, 04/01/17	669	0.0
2,064		Fannie Mae, 6.000%, 06/01/17	2,074	0.0
414		Fannie Mae, 6.000%, 09/01/17	415	0.0
			6,946	0.0
		Securities Lending Collateralcc: 2.6%
2,578,009		Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,578,153, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 4.000%, Market Value plus accrued interest $2,629,719, due 12/31/17-10/20/46)	2,578,009	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,578,009	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,578,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $2,629,569, due 01/25/17-10/20/66)	$2,578,009	0.6
2,578,009	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,578,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $2,629,569, due 03/02/17-02/01/49)	2,578,009	0.6
542,557	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $542,587, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $553,408, due 10/31/18-11/30/22)	542,557	0.2
2,578,009	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,578,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,629,569, due 01/15/17-08/20/66)	2,578,009	0.6
		10,854,593	2.6

See Accompanying Notes to Financial Statements
62

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Collateralized Mortgage Obligations: 0.0%
21,872	Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17 (Cost $21,842)	$22,161	0.0
	Foreign Government Bonds: 0.0%
49,000	Petroleos de Venezuela SA, 5.250%, 04/12/17 (Cost $47,346)	44,223	0.0
	U.S. Treasury Notes: 0.5%
1,950,000	United States Treasury Note, 0.875%, 11/30/17	1,950,337	0.5
2,000	United States Treasury Note, 1.000%, 12/31/17	2,002	0.0
		1,952,339	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
14,288,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $14,288,000)	14,288,000	3.4
	Total Short-Term Investments (Cost $27,724,475)	27,725,713	6.6
	Total Investments in Securities (Cost $409,300,838)	$425,262,350	101.0
	Liabilities in Excess of Other Assets	(4,147,911)	(1.0)
	Net Assets	$421,114,439	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
This grouping contains securities on loan.

BRL
Brazilian Real

COP
Colombian Peso

HUF
Hungarian Forint

IDR
Indonesian Rupiah

RON
Romanian New Leu

RUB
Russian Ruble

Cost for federal income tax purposes is $412,122,190.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,823,965
Gross Unrealized Depreciation	(11,683,805)
Net Unrealized Appreciation	$13,140,160

See Accompanying Notes to Financial Statements
63

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$23,180,759	$4,943,745	$—	$28,124,504
Consumer Staples	14,290,238	4,157,106	—	18,447,344
Energy	12,731,449	2,241,899	—	14,973,348
Financials	29,403,371	7,726,422	—	37,129,793
Health Care	22,824,351	3,837,252	—	26,661,603
Industrials	21,991,263	4,989,890	—	26,981,153
Information Technology	36,810,246	1,835,812	—	38,646,058
Materials	7,919,687	2,983,251	—	10,902,938
Real Estate	7,700,871	1,659,918	—	9,360,789
Telecommunication Services	2,375,088	1,666,759	—	4,041,847
Utilities	6,851,348	1,376,107	—	8,227,455
Total Common Stock	186,078,671	37,418,161	—	223,496,832
Exchange-Traded Funds	45,731,124	—	—	45,731,124
Mutual Funds	36,471,683	—	—	36,471,683
Preferred Stock	—	208,082	—	208,082
Corporate Bonds/Notes	—	33,958,121	—	33,958,121
Collateralized Mortgage Obligations	—	11,218,467	—	11,218,467
Short-Term Investments	14,288,000	13,437,713	—	27,725,713
U.S. Treasury Obligations	—	20,195,105	—	20,195,105
U.S. Government Agency Obligations	—	7,836,808	—	7,836,808
Asset-Backed Securities	—	7,778,159	250,000	8,028,159
Commercial Mortgage-Backed Securities	—	7,134,534	—	7,134,534
Foreign Government Bonds	—	3,257,722	—	3,257,722
Total Investments, at fair value	$282,569,478	$142,442,872	$250,000	$425,262,350
Other Financial Instruments+
Centrally Cleared Swaps	—	451,426	—	451,426
Forward Foreign Currency Contracts	—	13,456	—	13,456
Futures	103,461	—	—	103,461
Total Assets	$282,672,939	$142,907,754	$250,000	$425,830,693
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(144,018)	$—	$(144,018)
Forward Foreign Currency Contracts	—	(35,407)	—	(35,407)
Futures	(68,408)	—	—	(68,408)
Total Liabilities	$(68,408)	$(179,425)	$—	$(247,833)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
64

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2016	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class P	$—	$13,645,458	$(1,149,211)	$211,940	$12,708,187	$421,305	$10,180	$—
Voya High Yield Bond Fund - Class P	13,431,216	5,281,271	(2,932,231)	1,179,751	16,960,007	997,997	(129,146)	—
	$13,431,216	$18,926,729	$(4,081,442)	$1,391,691	$29,668,194	$1,419,302	$(118,966)	$—

The financial statements for the above mutual fund can be found at www.sec.gov.
At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Colombian Peso	293,365,799	Sell	02/10/17	$96,725	$96,988	$(263)
Citibank N.A.	Colombian Peso	400,025,083	Sell	02/10/17	133,031	132,249	782
Citibank N.A.	Brazilian Real	796,969	Sell	02/10/17	228,450	242,103	(13,653)
Goldman Sachs International	Romanian New Leu	242,559	Sell	01/27/17	57,847	56,299	1,548
HSBC Bank USA N.A.	Russian Ruble	540,317	Sell	01/27/17	8,675	8,743	(68)
HSBC Bank USA N.A.	Russian Ruble	4,833,058	Sell	01/27/17	77,578	78,206	(628)
HSBC Bank USA N.A.	Russian Ruble	4,820,834	Sell	01/27/17	77,471	78,008	(537)
HSBC Bank USA N.A.	Russian Ruble	5,995,158	Sell	01/27/17	93,744	97,011	(3,267)
HSBC Bank USA N.A.	Russian Ruble	5,948,918	Sell	01/27/17	92,327	96,263	(3,936)
JPMorgan Chase Bank N.A.	Brazilian Real	531,012	Sell	02/10/17	154,117	161,310	(7,193)
JPMorgan Chase Bank N.A.	Russian Ruble	5,949,828	Sell	01/27/17	90,416	96,278	(5,862)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	2,989,985,668	Sell	03/10/17	221,645	219,292	2,353
Morgan Stanley Capital Services LLC	Hungarian Forint	123,361,612	Sell	01/27/17	429,012	420,239	8,773
							$(21,951)

At December 31, 2016, the following futures contracts were outstanding for Voya Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	13	01/18/17	$196,625	$11,505
Russell 2000® Mini Index	122	03/17/17	8,277,090	47,703
S&P 500 E-Mini	52	03/17/17	5,814,120	28,956
U.S. Treasury 10-Year Note	6	03/22/17	745,687	(1,087)
U.S. Treasury 2-Year Note	82	03/31/17	17,768,375	(16,809)
U.S. Treasury 5-Year Note	70	03/31/17	8,236,484	(26,368)
U.S. Treasury Long Bond	3	03/22/17	451,969	(1,033)
U.S. Treasury Ultra Long Bond	17	03/22/17	2,724,250	(23,111)
			$44,214,600	$19,756
Short Contracts
U.S. Treasury Ultra 10-Year Note	(50)	03/22/17	(6,703,125)	15,297
			$(6,703,125)	$15,297

See Accompanying Notes to Financial Statements
65

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Sell	5.000	Intercontinental Exchange	12/20/21	USD2,400,000	$148,579	$32,659
						$148,579	$32,659

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD612,000	$(8,787)	$(8,787)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD729,000	(7,296)	(7,296)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.593%	Chicago Mercantile Exchange	10/13/40	USD221,000	472	472
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD1,071,000	(915)	(915)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD3,984,000	25,524	25,524
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD7,138,000	(4,825)	(4,825)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.453%	Chicago Mercantile Exchange	10/13/20	USD715,000	9,551	9,551
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.885%	Chicago Mercantile Exchange	12/05/21	USD2,188,000	8,655	8,655
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.830%	Chicago Mercantile Exchange	12/06/21	USD1,730,000	11,373	11,373
Receive a fixed rate equal to 1.785% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/22	USD1,701,000	(25,877)	(25,877)
Receive a fixed rate equal to 2.099% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/25	USD58,000	(897)	(897)
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD2,814,000	(72,957)	(72,957)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.618%	Chicago Mercantile Exchange	06/27/26	USD347,000	21,449	21,449
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD347,000	21,359	21,359
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.646%	Chicago Mercantile Exchange	06/27/26	USD347,000	20,618	20,618
See Accompanying Notes to Financial Statements
66

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625%	Chicago Mercantile Exchange	06/27/26	USD204,000	12,502	12,502
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD347,000	21,389	21,389
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.902%	Chicago Mercantile Exchange	06/28/26	USD2,814,000	102,875	102,875
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.538%	Chicago Mercantile Exchange	09/22/26	USD77,570	5,539	5,539
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD517,000	36,037	36,037
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.546%	Chicago Mercantile Exchange	09/22/26	USD103,000	7,290	7,290
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD517,000	36,014	36,014
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.562%	Chicago Mercantile Exchange	09/22/26	USD587,430	40,732	40,732
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.539%	Chicago Mercantile Exchange	09/22/26	USD524,000	37,388	37,388
Receive a fixed rate equal to 2.312% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/05/26	USD2,188,000	(7,584)	(7,584)
Receive a fixed rate equal to 2.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/26	USD1,730,000	(14,880)	(14,880)
				$274,749	$274,749

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$13,456
Equity contracts	Net Assets — Unrealized appreciation*	88,164
Interest rate contracts	Net Assets — Unrealized appreciation*	15,297
Credit contracts	Net Assets — Unrealized appreciation**	32,659
Interest rate contracts	Net Assets — Unrealized appreciation**	418,767
Total Asset Derivatives		$568,343
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$35,407
Interest rate contracts	Net Assets — Unrealized depreciation*	68,408
Interest rate contracts	Net Assets — Unrealized depreciation**	144,018
Total Liability Derivatives		$247,833

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements
67

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(5,313)	$—	$—	$(37,075)	$—	$(42,388)
Equity contracts	—	—	1,067,870	—	—	1,067,870
Foreign exchange contracts	(62,320)	1,079,343	—	(12,452)	118,852	1,123,423
Interest rate contracts	(329,916)	—	581,223	(306,995)	569,293	513,605
Total	$(397,549)	$1,079,343	$1,649,093	$(356,522)	$688,145	$2,662,510

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$48,669	$48,669
Equity contracts	—	106,018	—	106,018
Foreign exchange contracts	(27,054)	—	—	(27,054)
Interest rate contracts	—	(6,472)	291,981	285,509
Total	$(27,054)	$99,546	$340,650	$413,142

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Barclays Bank PLC	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$—	$782	$1,548	$—	$2,353	$8,773	$13,456
Total Assets	$—	$782	$1,548	$—	$2,353	$8,773	$13,456

Liabilities:
Forward foreign currency contracts	$263	$13,653	$—	$8,436	$13,055	$—	$35,407
Total Liabilities	$263	$13,653	$—	$8,436	$13,055	$—	$35,407

Net OTC derivative instruments by counterparty, at fair value	$(263)	$(12,871)	$1,548	$(8,436)	$(10,702)	$8,773	(21,951)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(263)	$(12,871)	$1,548	$(8,436)	$(10,702)	$8,773	$(21,951)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
68

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Consumer Discretionary: 11.9%
22,353	@	Amazon.com, Inc.	$16,761,844	2.4
266,773		Coach, Inc.	9,342,391	1.3
102,716		Hasbro, Inc.	7,990,278	1.1
38,199		LVMH Moet Hennessy Louis Vuitton SE	7,283,490	1.0
95,094		McDonald’s Corp.	11,574,842	1.7
1,069,046		Panasonic Corp.	10,842,434	1.6
126,750		Renault S.A.	11,257,569	1.6
147,693		Starbucks Corp.	8,199,915	1.2
			83,252,763	11.9
		Consumer Staples: 8.6%
239,933		Coca-Cola Co.	9,947,622	1.4
316,372		Diageo PLC	8,209,857	1.2
283,427		Japan Tobacco, Inc.	9,303,106	1.3
121,771		Kraft Heinz Co.	10,633,044	1.5
167,369		Nestle S.A.	11,989,911	1.7
111,903		Philip Morris International, Inc.	10,238,005	1.5
			60,321,545	8.6
		Energy: 7.3%
221,187		Canadian Natural Resources Ltd.	7,051,442	1.0
93,373		Chevron Corp.	10,990,002	1.6
498,206		ENI S.p.A.	8,076,481	1.2
197,510		Plains GP Holdings L.P.	6,849,647	1.0
169,874		Royal Dutch Shell PLC - Class A ADR	9,237,748	1.3
103,279		Schlumberger Ltd.	8,670,272	1.2
			50,875,592	7.3
		Financials: 18.1%
1,636,809		AIA Group Ltd.	9,169,144	1.3
890,206		Bank of America Corp.	19,673,553	2.8
72,141		Chubb Ltd.	9,531,269	1.4
367,869		Danske Bank A/S	11,129,423	1.6
658,977		ING Groep NV	9,277,608	1.3
2,218,166		Insurance Australia Group Ltd.	9,565,483	1.4
253,836		JPMorgan Chase & Co.	21,903,508	3.2
802,472		Keycorp	14,661,163	2.1
161,324		Societe Generale	7,935,040	1.1
95,416		T. Rowe Price Group, Inc.	7,181,008	1.0
359,255		Other Securities	6,094,138	0.9
			126,121,337	18.1
		Health Care: 10.0%
169,372		AstraZeneca PLC	9,249,081	1.3
95,202		Medtronic PLC	6,781,238	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
143,535	Merck & Co., Inc.	$8,449,905	1.2
162,301	Novartis AG	11,803,097	1.7
51,658	Roche Holding AG	11,775,574	1.7
54,685	Shire PLC ADR	9,317,230	1.3
78,717	UnitedHealth Group, Inc.	12,597,869	1.8
		69,973,994	10.0
	Industrials: 10.8%
131,715	Deere & Co.	13,571,914	1.9
79,465	General Dynamics Corp.	13,720,427	2.0
482,225	LIXIL Group Corp.	10,929,758	1.6
297,530	Koninklijke Philips NV	9,096,094	1.3
443,515	Mitsubishi Corp.	9,419,662	1.3
89,267	Siemens AG	10,929,884	1.6
638,798	Volvo AB - B Shares	7,436,893	1.1
		75,104,632	10.8
	Information Technology: 15.6%
221,981	Apple, Inc.	25,709,840	3.7
583,593	Cisco Systems, Inc.	17,636,181	2.5
200,227	Intel Corp.	7,262,233	1.0
389,336	Microsoft Corp.	24,193,339	3.5
258,272	Oracle Corp.	9,930,558	1.4
198,031	Qualcomm, Inc.	12,911,621	1.9
387,773	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,148,474	1.6
		108,792,246	15.6
	Materials: 5.3%
98,200	BASF SE	9,100,856	1.3
264,647	Dow Chemical Co.	15,143,101	2.2
214,857	Nucor Corp.	12,788,289	1.8
		37,032,246	5.3
	Real Estate: 1.9%
83,546	Crown Castle International Corp.	7,249,286	1.0
2,977	Other Securities	6,035,023	0.9
		13,284,309	1.9
	Telecommunication Services: 3.3%
1,047,469	China Mobile Ltd.	11,043,650	1.6
803,900	Orange SA	12,190,357	1.7
		23,234,007	3.3
	Utilities: 2.8%
76,070	NextEra Energy, Inc.	9,087,322	1.3
1,486,060	Other Securities	10,491,509	1.5
		19,578,831	2.8
	Total Common Stock (Cost $625,828,688)	667,571,502	95.6

See Accompanying Notes to Financial Statements
69

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Mutual Funds: 4.1%
28,482,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $28,482,000)	$28,482,000	4.1
	Total Short-Term Investments (Cost $28,482,000)	28,482,000	4.1
	Total Investments in Securities (Cost $654,310,688)	$696,053,502	99.7
	Assets in Excess of Other Liabilities	1,773,305	0.3
	Net Assets	$697,826,807	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $655,705,737.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$60,704,937
Gross Unrealized Depreciation	(20,357,172)
Net Unrealized Appreciation	$40,347,765

Geographic Diversification	Percentage of Net Assets
United States	52.2%
Japan	6.7%
Switzerland	6.5%
France	5.4%
Netherlands	3.9%
United Kingdom	3.8%
Germany	2.9%
Italy	2.0%
Taiwan	1.6%
Denmark	1.6%
Countries between 0.7%-1.6%^	9.0%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%

^
Includes 8 countries, which each represents 0.7%-1.6% of net assets.

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$53,869,270	$29,383,493	$—	$83,252,763
Consumer Staples	30,818,671	29,502,874	—	60,321,545
Energy	42,799,111	8,076,481	—	50,875,592
Financials	72,950,501	53,170,836	—	126,121,337
Health Care	37,146,242	32,827,752	—	69,973,994
Industrials	27,292,341	47,812,291	—	75,104,632
Information Technology	108,792,246	—	—	108,792,246
Materials	27,931,390	9,100,856	—	37,032,246
Real Estate	7,249,286	6,035,023	—	13,284,309
Telecommunication Services	—	23,234,007	—	23,234,007
Utilities	9,087,322	10,491,509	—	19,578,831
Total Common Stock	417,936,380	249,635,122	—	667,571,502
Short-Term Investments	28,482,000	—	—	28,482,000
Total Investments, at fair value	$446,418,380	$249,635,122	$—	$696,053,502
Liabilities Table
Other Financial Instruments+
Futures	$(559,572)	$—	$—	$(559,572)
Total Liabilities	$(559,572)	$—	$—	$(559,572)

See Accompanying Notes to Financial Statements
70

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2016 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Global Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	567	03/17/17	$24,349,815	$(559,572)
			$24,349,815	$(559,572)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$559,572
Total Asset Derivatives		$559,572

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,446,133
Total	$2,446,133

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(593,044)
Total	$(593,044)

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
Investment Companies: 9.5%
2,000,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.434%	$2,000,000	0.4
24,000,000	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.303%	24,000,000	4.7
22,000,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.454%	22,000,000	4.4
	Total Investment Companies (Cost $48,000,000)	48,000,000	9.5

Principal Amount†		Value	Percentage of Net Assets
U.S. Government Agency Debt: 41.6%
9,000,000	Federal Farm Credit Banks, 0.390%, due 04/03/17	8,998,884	1.8
900,000	Federal Farm Credit Banks, 0.404%, due 02/21/17	899,963	0.2
350,000	Federal Farm Credit Banks, 0.480%, due 10/17/17	349,834	0.1
3,000,000	Federal Farm Credit Banks, 0.490%, due 10/25/17	3,000,000	0.6
4,500,000	Federal Farm Credit Banks, 0.570%, due 09/14/17	4,500,000	0.9
8,000,000	Federal Farm Credit Banks, 0.580%, due 04/17/17	8,000,922	1.6
10,750,000	Federal Farm Credit Banks, 0.740%, due 03/22/17	10,750,357	2.1
500,000	Federal Farm Credit Banks, 0.750%, due 07/03/17	499,848	0.1
500,000	Federal Farm Credit Banks, 0.800%, due 08/29/17	500,356	0.1
5,750,000	Federal Home Loan Bank Discount Notes, 0.450%, due 01/11/17	5,749,297	1.1
18,000,000	Federal Home Loan Bank Discount Notes, 0.520%, due 01/27/17	17,993,435	3.6
30,000,000	Federal Home Loan Bank Notes, 0.460%, due 01/25/17	29,990,900	5.9
30,750,000	Federal Home Loan Bank Notes, 0.510%, due 02/03/17	30,735,886	6.1
2,250,000	Federal Home Loan Bank Notes, 0.520%, due 02/10/17	2,248,725	0.4
3,250,000	Federal Home Loan Banks, 0.460%, due 08/01/17	3,249,499	0.6
3,250,000	Federal Home Loan Banks, 0.467%, due 06/01/17	3,250,000	0.6
6,250,000	Federal Home Loan Banks, 0.477%, due 03/01/17	6,250,000	1.2
Principal Amount†			Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
1,400,000		Federal Home Loan Banks, 0.510%, due 01/27/17	$1,400,000	0.3
375,000		Federal Home Loan Banks, 0.530%, due 03/17/17	374,976	0.1
3,250,000		Federal Home Loan Banks, 0.570%, due 05/16/17	3,250,000	0.6
4,750,000		Federal Home Loan Banks, 0.570%, due 07/12/17	4,749,873	0.9
7,500,000		Federal Home Loan Banks, 0.660%, due 08/16/17	7,500,000	1.5
3,000,000		Federal Home Loan Banks, 0.670%, due 05/16/17	2,999,684	0.6
8,000,000		Federal Home Loan Banks, 0.700%, due 08/17/17	8,000,000	1.6
500,000		Federal Home Loan Banks, 0.780%, due 08/21/17	500,520	0.1
900,000		Federal Home Loan Banks, 0.790%, due 08/23/17	900,979	0.2
400,000		Federal Home Loan Banks, 0.800%, due 11/15/17	400,833	0.1
2,950,000	Z	Federal Home Loan Mortgage Corp., 0.360%, due 01/03/17	2,949,943	0.6
3,100,000		Federal Home Loan Mortgage Corp., 0.380%, due 01/04/17	3,099,904	0.6
2,204,000		Federal Home Loan Mortgage Corp., 0.410%, due 01/27/17	2,204,026	0.4
850,000		Federal Home Loan Mortgage Corp., 0.493%, due 04/27/17	850,134	0.2
1,300,000		Federal Home Loan Mortgage Corp., 0.511%, due 01/05/17	1,299,948	0.3
300,000		Federal Home Loan Mortgage Corp., 0.530%, due 01/13/17	300,003	0.1
10,800,000		Federal Home Loan Mortgage Corp., 0.540%, due 04/20/17	10,805,481	2.1
835,000		Federal Home Loan Mortgage Corp., 0.600%, due 02/16/17	839,587	0.2
1,500,000		Federal Home Loan Mortgage Corp., 0.670%, due 07/21/17	1,500,928	0.3
1,600,000		Federal Home Loan Mortgage Corp., 0.720%, due 11/13/17	1,601,328	0.3
4,870,000		Federal Home Loan Mortgage Corp., 0.800%, due 09/27/17	4,877,017	1.0
750,000		Federal Home Loan Mortgage Corp., 0.980%, due 11/28/17	750,119	0.1
1,500,000		Federal Home Loan Mortgage Corp., 0.980%, due 12/28/17	1,498,807	0.3
5,550,000		Federal National Mortgage Association, 0.468%, due 07/20/17	5,551,481	1.1
2,300,000		Federal National Mortgage Association, 0.640%, due 10/05/17	2,301,897	0.5

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
200,000	Federal National Mortgage Association, 0.750%, due 06/12/17	$204,078	0.0
2,400,000	Federal National Mortgage Association, 0.860%, due 10/06/17	2,384,432	0.5
	Total U.S. Government Agency Debt (Cost $210,063,884)	210,063,884	41.6
U.S. Treasury Debt: 21.9%
37,750,000	United States Treasury Bill, 0.440%, due 02/02/17	37,734,748	7.5
15,000,000	United States Treasury Bill, 0.510%, due 03/23/17	14,980,552	3.0
26,750,000	United States Treasury Bill, 0.650%, due 06/15/17	26,671,533	5.3
31,000,000	United States Treasury Note, 0.720%, due 10/31/17	31,032,266	6.1
	Total U.S. Treasury Debt (Cost $110,419,099)	110,419,099	21.9

Principal Amount†		Value	Percentage of Net Assets
U.S. Treasury Repurchase Agreement: 8.6%
43,078,000	Deutsche Bank Repurchase Agreement dated 12/30/2016, 0.450%, due 1/3/2017, $43,080,154 to be received upon repurchase (Collateralized by $90,709,100, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $44,370,356 due 2/15/2040	$43,078,000	8.6
	Total U.S. Treasury Repurchase Agreement (Cost $43,078,000)	43,078,000	8.6
	Total Investments in Securities (Cost $411,560,983)	$411,560,983	81.6
	Assets in Excess of Other Liabilities	93,096,184	18.4
	Net Assets	$504,657,167	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$110,419,099	$—	$110,419,099
U.S. Treasury Repurchase Agreement	—	43,078,000	—	43,078,000
Investment Companies	48,000,000	—	—	48,000,000
U.S. Government Agency Debt	—	210,063,884	—	210,063,884
Total Investments, at fair value	$48,000,000	$363,560,983	$—	$411,560,983

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2016.
Counterparty	Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$43,078,000	$(43,078,000)	$—
Totals	$43,078,000	$(43,078,000)	$—

(1)
Collateral with a fair value of  $44,370,356 has been pledged in connection with the above repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
73

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 11.9%
128,457	@	Amazon.com, Inc.	$96,326,051	2.8
700,011		CBS Corp. - Class B	44,534,700	1.3
1,524,425		Coach, Inc.	53,385,363	1.5
939,645	@	Dish Network Corp. - Class A	54,433,635	1.6
556,494		Hasbro, Inc.	43,289,668	1.3
652,750		McDonald’s Corp.	79,452,730	2.3
710,043		Starbucks Corp.	39,421,587	1.1
			410,843,734	11.9
		Consumer Staples: 9.4%
806,483		Campbell Soup Co.	48,768,027	1.4
1,766,032		Coca-Cola Co.	73,219,687	2.1
1,035,666		Kraft Heinz Co.	90,434,355	2.6
1,258,131		Kroger Co.	43,418,101	1.3
760,108		Philip Morris International, Inc.	69,542,281	2.0
			325,382,451	9.4
		Energy: 7.8%
943,107		Anadarko Petroleum Corp.	65,762,851	1.9
800,728		Canadian Natural Resources Ltd.	25,527,209	0.7
1,047,077		Chevron Corp.	123,240,963	3.6
1,008,506		Royal Dutch Shell PLC - Class A ADR	54,842,556	1.6
			269,373,579	7.8
		Financials: 15.1%
4,434,549		Bank of America Corp.	98,003,533	2.8
595,925		Chubb Ltd.	78,733,611	2.3
850,117		Comerica, Inc.	57,901,469	1.7
920,741		Discover Financial Services	66,376,219	1.9
1,608,878		Hartford Financial Services Group, Inc.	76,663,037	2.2
707,512		T. Rowe Price Group, Inc.	53,247,353	1.6
1,617,848		Wells Fargo & Co.	89,159,603	2.6
			520,084,825	15.1
		Health Care: 13.6%
968,931	L	AstraZeneca PLC ADR	26,471,195	0.8
1,871,643	@	Boston Scientific Corp.	40,483,638	1.2
923,770		Medtronic PLC	65,800,137	1.9
1,088,242		Merck & Co., Inc.	64,064,807	1.8
2,486,651		Pfizer, Inc.	80,766,424	2.3
316,577		Shire PLC ADR	53,938,389	1.6
620,435		UnitedHealth Group, Inc.	99,294,417	2.9
743,669		Zoetis, Inc.	39,808,602	1.1
			470,627,609	13.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 10.4%
367,802	Cummins, Inc.	$50,267,499	1.5
695,094	Deere & Co.	71,622,486	2.1
465,500	General Dynamics Corp.	80,373,230	2.3
496,138	JB Hunt Transport Services, Inc.	48,160,115	1.4
371,799	L-3 Communications Holdings, Inc.	56,554,346	1.6
276,934	Roper Technologies, Inc.	50,701,077	1.5
		357,678,753	10.4
	Information Technology: 20.3%
2,039,101	Activision Blizzard, Inc.	73,631,937	2.1
1,570,857	Apple, Inc.	181,936,658	5.3
4,039,141	Cisco Systems, Inc.	122,062,841	3.5
2,989,082	Hewlett Packard Enterprise Co.	69,167,357	2.0
2,776,235	Microsoft Corp.	172,515,243	5.0
2,101,830	Oracle Corp.	80,815,364	2.4
		700,129,400	20.3
	Materials: 3.0%
1,220,941	Dow Chemical Co.	69,862,244	2.0
581,584	Nucor Corp.	34,615,880	1.0
		104,478,124	3.0
	Real Estate: 2.2%
869,852	Crown Castle International Corp.	75,477,058	2.2
	Telecommunication Services: 2.4%
1,956,618	AT&T, Inc.	83,214,963	2.4
	Utilities: 3.1%
481,224	NextEra Energy, Inc.	57,487,019	1.7
818,010	PG&E Corp.	49,710,468	1.4
		107,197,487	3.1
	Total Common Stock (Cost $2,843,306,107)	3,424,487,983	99.2

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: —%
30,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $2,843,306,107)	3,424,487,983	99.2

See Accompanying Notes to Financial Statements
74

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc: 0.1%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.0
814,090	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $814,135, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $830,372, due 01/15/17-08/20/66)	814,090	0.0
		2,814,090	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
28,030,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $28,030,000)	$28,030,000	0.8
	Total Short-Term Investments (Cost $30,844,090)	30,844,090	0.9
	Total Investments in Securities (Cost $2,874,150,197)	$3,455,332,073	100.1
	Liabilities in Excess of Other Assets	(3,598,345)	(0.1)
	Net Assets	$3,451,733,728	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $2,888,720,750.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$617,901,921
Gross Unrealized Depreciation	(51,290,598)
Net Unrealized Appreciation	$566,611,323

See Accompanying Notes to Financial Statements
75

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$3,424,487,983	$—	$—	$3,424,487,983
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	28,030,000	2,814,090	—	30,844,090
Total Investments, at fair value	$3,452,517,983	$2,814,090	$—	$3,455,332,073

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(591,216)
Total	$(591,216)

See Accompanying Notes to Financial Statements
76

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.1%
		Basic Materials: 0.8%
2,930,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	$2,820,318	0.1
2,100,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	2,003,224	0.0
2,368,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.400%, 12/01/26	2,363,335	0.1
4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	4,540,311	0.1
4,000,000	#	Westlake Chemical Corp., 4.625%, 02/15/21	4,150,000	0.1
17,947,000		Other Securities(a)	18,397,019	0.4
			34,274,207	0.8
		Communications: 3.3%
33,310,000		AT&T, Inc., 2.800%-5.350%, 02/17/21-03/09/49	33,017,053	0.8
3,953,000		Time Warner Cable LLC, 5.875%, 11/15/40	4,222,551	0.1
4,577,000		Time Warner Cable, Inc., 5.350%, 12/15/43	4,849,588	0.1
8,190,000		Time Warner, Inc., 4.050%- 6.500%, 12/15/23-07/15/45	8,534,735	0.2
31,822,000		Verizon Communications, Inc., 2.625%-5.150%, 11/01/21-08/21/54	32,745,390	0.7
59,934,000		Other Securities(a)	59,192,860	1.4
			142,562,177	3.3
		Consumer, Cyclical: 2.0%
2,005,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	2,055,125	0.1
3,780,000	#	BMW US Capital LLC, 2.250%, 09/15/23	3,621,886	0.1
14,791,000		General Motors Financial Co., Inc., 3.100%-4.300%, 01/15/19-07/13/25	14,893,579	0.3
200,000	#	Nemak SA de CV, 5.500%, 02/28/23	199,500	0.0
3,310,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	3,198,287	0.0
3,685,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	3,505,356	0.1
8,310,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	7,842,563	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
54,115,197		Other Securities	$53,833,857	1.2
			89,150,153	2.0
		Consumer, Non-cyclical: 5.8%
15,610,000		AbbVie, Inc., 2.850%- 4.450%, 11/06/22-05/14/46	15,058,047	0.4
17,792,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	18,068,345	0.4
3,932,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,147,525	0.1
4,120,000	#	BAT International Finance PLC, 3.500%, 06/15/22	4,221,406	0.1
5,280,000	#	Danone SA, 2.077%, 11/02/21	5,128,232	0.1
3,770,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	3,793,521	0.1
2,113,000	#	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,169,523	0.0
5,270,000	#	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21	5,049,693	0.1
3,675,000	#	Mylan NV, 3.150%, 06/15/21	3,607,130	0.1
2,830,000	#	Mylan NV, 3.750%, 12/15/20	2,858,042	0.0
3,845,000	#	Mylan NV, 3.950%, 06/15/26	3,600,212	0.1
3,215,000	#	Post Holdings, Inc., 5.000%, 08/15/26	3,086,400	0.1
10,760,000		Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	10,230,371	0.2
5,000,000	#	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	3,900,000	0.1
169,885,000		Other Securities(a)	170,818,399	3.9
			255,736,846	5.8
		Energy: 3.5%
12,878,000		BP Capital Markets PLC, 2.315%-3.119%, 02/13/20- 05/04/26	12,840,864	0.3
15,651,000		Chevron Corp., 2.100%- 2.954%, 11/17/20-05/16/26	15,566,271	0.3
9,620,000		Kinder Morgan Energy Partners L.P., 4.250%- 5.400%, 05/01/24-09/01/44	9,749,927	0.2
2,378,000	L	Kinder Morgan, Inc./DE, 4.300%-5.050%, 06/01/25-02/15/46	2,439,417	0.1

See Accompanying Notes to Financial Statements
77

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
16,585,000		Shell International Finance BV, 3.250%-4.375%, 05/11/25-05/10/46	$16,285,716	0.4
96,773,000		Other Securities	98,352,011	2.2
			155,234,206	3.5
		Financial: 12.3%
5,736,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	5,709,936	0.2
5,220,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	5,343,082	0.1
9,320,000	#	Athene Global Funding, 2.875%, 10/23/18	9,317,167	0.2
22,263,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	22,589,249	0.5
3,335,000	#	BPCE SA, 5.150%, 07/21/24	3,391,798	0.1
13,061,000		Citigroup, Inc., 4.125%- 5.500%, 09/13/25-07/25/28	13,641,183	0.3
12,027,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	12,069,792	0.3
2,757,000	#	Citizens Financial Group, Inc., 4.150%, 09/28/22	2,791,066	0.0
6,907,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	6,601,448	0.1
1,370,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,615,299	0.0
4,514,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,813,373	0.1
5,703,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	5,754,629	0.1
6,922,000		Credit Suisse/New York NY, 1.750%, 01/29/18	6,908,551	0.2
3,215,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	3,206,962	0.1
27,441,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	28,482,643	0.6
5,994,000	#	HBOS PLC, 6.750%, 05/21/18	6,334,148	0.1
10,266,000		HSBC Holdings PLC, 2.650%, 01/05/22	10,042,355	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,400,000	#	ING Bank NV, 2.000%, 11/26/18	$3,398,895	0.1
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,711,960	0.1
27,656,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/20-12/29/49	28,044,518	0.6
2,775,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,751,141	0.1
5,649,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	5,627,692	0.1
2,908,000	#,L	Mizuho Bank Ltd., 2.150%, 10/20/18	2,910,952	0.1
18,346,000		Morgan Stanley, 2.500%- 4.000%, 04/21/21-04/23/27	18,251,014	0.4
2,661,000	#	Nordea Bank AB, 6.125%, 12/29/49	2,585,028	0.1
5,330,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	5,326,093	0.1
600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	649,500	0.0
4,844,000		Santander Bank NA, 2.000%, 01/12/18	4,842,659	0.1
5,202,000		Santander UK PLC, 2.375%, 03/16/20	5,172,338	0.1
2,380,000	#	Santander UK PLC, 5.000%, 11/07/23	2,429,323	0.1
4,782,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	4,720,790	0.1
5,510,000	#,L	Societe Generale SA, 4.250%, 08/19/26	5,324,754	0.1
7,600,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	7,242,025	0.2
4,149,000		UBS AG/Stamford CT, 7.625%, 08/17/22	4,714,301	0.1
5,204,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	5,207,492	0.1
3,101,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,162,301	0.1
6,858,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	7,017,469	0.2

See Accompanying Notes to Financial Statements
78

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
5,165,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	$5,225,069	0.1
3,328,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	3,365,323	0.1
13,045,000		Wells Fargo & Co., 3.900%- 5.900%, 06/03/26-12/29/49	12,920,467	0.3
252,668,400		Other Securities(a)	249,204,942	5.7
			542,418,727	12.3
		Industrial: 0.7%
308,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	315,700	0.0
3,903,000	#	Novelis Corp., 5.875%, 09/30/26	3,951,787	0.1
2,180,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	2,276,738	0.1
5,915,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	5,473,434	0.1
3,819,000	#	Siemens Financieringsmaatschappij NV, 3.300%, 09/15/46	3,326,620	0.1
13,868,000		Other Securities	14,290,577	0.3
			29,634,856	0.7
		Technology: 2.1%
11,850,000		Apple, Inc., 1.550%-4.650%, 02/07/20-02/23/46	11,768,480	0.3
6,299,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	6,518,791	0.1
6,663,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	7,069,876	0.2
3,994,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	4,328,753	0.1
12,341,000		Microsoft Corp., 3.700%- 4.450%, 11/03/35-08/08/46	12,608,736	0.3
13,167,000		Oracle Corp., 3.850%- 4.300%, 07/08/34-05/15/45	13,076,632	0.3
35,078,000		Other Securities	35,694,591	0.8
			91,065,859	2.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: 1.6%
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	$2,446,097	0.0
4,976,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	5,153,942	0.1
2,630,000	#	New York State Electric & Gas Corp., 3.250%, 12/01/26	2,617,841	0.1
61,185,000		Other Securities	61,274,140	1.4
			71,492,020	1.6
		Total Corporate Bonds/Notes (Cost $1,417,017,881)	1,411,569,051	32.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.9%
8,086,788		Alternative Loan Trust 2005-10CB 1A1, 1.256%, 05/25/35	6,470,503	0.2
6,292,404		Alternative Loan Trust 2005-51 3A2A, 1.857%, 11/20/35	5,513,579	0.1
3,028,941		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	2,728,996	0.1
3,641,534		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	3,328,094	0.1
935,037 ^		Alternative Loan Trust 2005-J3 2A2, 4.244%, 05/25/35	92,903	0.0
2,100,573		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,653,890	0.0
5,942,021		Alternative Loan Trust 2006-HY11 A1, 0.876%, 06/25/36	4,840,941	0.1
3,285,277		Alternative Loan Trust 2007-23CB A3, 1.256%, 09/25/37	1,737,676	0.0
1,128,410	#	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	1,137,765	0.0
156,231		Banc of America Funding 2006 J Trust 4A1, 3.211%, 01/20/47	132,496	0.0
375,855		Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/37	330,152	0.0
156,301		Banc of America Mortgage 2003-F Trust 3A1, 3.248%, 07/25/33	156,566	0.0

See Accompanying Notes to Financial Statements
79

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
787,303		Banc of America Mortgage 2005-J Trust 2A4, 3.427%, 11/25/35	$731,652	0.0
122,548	#	BCAP LLC 2011-RR5-I Trust 12A1, 5.086%, 03/26/37	118,298	0.0
1,725,120		Bear Stearns ALT-A Trust 2005-10 22A1, 3.172%, 01/25/36	1,594,995	0.0
834,625		Bear Stearns ALT-A Trust 2005-4 23A1, 2.993%, 05/25/35	807,336	0.0
2,148,991		Bear Stearns ALT-A Trust 2006-6 31A1, 3.130%, 11/25/36	1,687,476	0.1
1,749,249		Bear Stearns ALT-A Trust 2006-6 32A1, 3.112%, 11/25/36	1,284,190	0.0
360,120		Bear Stearns ARM Trust 2004-6 2A1, 3.322%, 09/25/34	332,904	0.0
25,624		Bear Stearns ARM Trust 2005-12 13A1, 3.391%, 02/25/36	24,582	0.0
340,854		Bear Stearns ARM Trust 2005-2 A2, 3.128%, 03/25/35	343,929	0.0
1,839,926		Bear Stearns ARM Trust 2005-9 A1, 2.830%, 10/25/35	1,782,349	0.1
279,232		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.006%, 01/26/36	218,781	0.0
80,453		Bear Sterns ARM Trust 2003-8 4A1, 3.351%, 01/25/34	80,693	0.0
2,730,000	#	Bellemeade Re Ltd. 2015-1A M2, 5.056%, 07/25/25	2,748,859	0.1
539,381		Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/36	552,756	0.0
1,570,132		Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/37	1,609,492	0.0
264,098		Citigroup Mortgage Loan Trust 2006-AR1 1A1, 2.870%, 10/25/35	263,630	0.0
2,949,143		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.395%, 09/25/37	2,526,808	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
174,735	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.042%, 08/25/35	$172,093	0.0
5,218,653	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/35	5,285,277	0.1
533,552	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/37	474,141	0.0
10,566,729	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	11,653,742	0.3
48,489,757 ^	Fannie Mae 2016-82 SD, 5.294%, 11/25/46	8,759,519	0.2
1,900,000	Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.156%, 01/25/24	2,027,580	0.1
3,810,000	Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.656%, 07/25/24	3,829,215	0.1
10,335,000	Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.756%, 07/25/24	10,373,479	0.2
7,940,000	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.656%, 11/25/24	8,631,072	0.2
590,000	Fannie Mae Connecticut Avenue Securities 2014-CO4 2M2, 5.756%, 11/25/24	639,886	0.0
6,480,000	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.756%, 05/25/25	6,765,576	0.2
6,800,000	Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.756%, 07/25/25	7,337,899	0.2
1,205,000	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.756%, 07/25/25	1,295,323	0.0
4,709,898	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.056%, 02/25/25	4,957,870	0.1
331,702 ^	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	11,300	0.0
880,251 ^	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/43	195,328	0.0
649,868 ^	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/43	135,810	0.0

See Accompanying Notes to Financial Statements
80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,960	Fannie Mae REMIC Trust 1989-4 D, 10.000%, 02/25/19	$8,368	0.0
24,196	Fannie Mae REMIC Trust 1994-77 FB, 2.256%, 04/25/24	24,739	0.0
779,106	Fannie Mae REMIC Trust 1998-49 MD, 6.500%, 06/17/38	778,294	0.0
682,550	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	757,392	0.0
526,303	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/ 31	583,616	0.0
58,759	Fannie Mae REMIC Trust 2002-21 FC, 1.656%, 04/25/32	60,185	0.0
1,364,425 ^	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	317,013	0.0
78,831	Fannie Mae REMIC Trust 2004-10 SC, 25.576%, 02/25/34	96,710	0.0
205,166	Fannie Mae REMIC Trust 2004-11 A, 0.876%, 03/25/34	203,573	0.0
39,583	Fannie Mae REMIC Trust 2004-W6 1A1, 5.000%, 07/25/34	39,612	0.0
861,215	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/36	966,150	0.0
220,906	Fannie Mae REMIC Trust 2005-57 CD, 22.290%, 01/25/35	264,353	0.0
219,879	Fannie Mae REMIC Trust 2005-74 DK, 20.976%, 07/25/35	301,909	0.0
9,142,193 ^	Fannie Mae REMIC Trust 2005-92 SC, 5.924%, 10/25/35	1,662,569	0.0
950,522	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/36	1,047,592	0.0
2,013,199	Fannie Mae REMIC Trust 2006-104 ES, 29.670%, 11/25/36	3,578,115	0.1
12,130,185 ^	Fannie Mae REMIC Trust 2006-12 SD, 5.994%, 10/25/35	2,062,734	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,921,200 ^	Fannie Mae REMIC Trust 2006-123 UI, 5.984%, 01/25/37	$1,007,828	0.0
1,347,347 ^	Fannie Mae REMIC Trust 2006-72 HS, 5.944%, 08/25/26	215,118	0.0
1,607,804	Fannie Mae REMIC Trust 2007-114 A6, 0.956%, 10/27/37	1,606,111	0.0
384,567	Fannie Mae REMIC Trust 2007-73 A1, 0.816%, 07/25/37	375,993	0.0
909,924	Fannie Mae REMIC Trust 2008-20 SP, 13.610%, 03/25/38	1,184,685	0.0
4,253,261	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	4,538,884	0.1
15,126,801 ^	Fannie Mae REMIC Trust 2010-102 SB, 5.844%, 09/25/40	2,960,781	0.1
4,986,879 ^	Fannie Mae REMIC Trust 2010-116 SE, 5.844%, 10/25/40	940,795	0.0
14,927,746 ^	Fannie Mae REMIC Trust 2010-123 SL, 5.314%, 11/25/40	2,530,153	0.1
6,006,022 ^	Fannie Mae REMIC Trust 2010-126 NI, 5.500%, 11/25/40	1,213,878	0.0
4,850,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/39	5,129,845	0.1
7,967,696 ^	Fannie Mae REMIC Trust 2010-55 AS, 5.664%, 06/25/40	1,340,009	0.0
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	9,081,298	0.2
2,504,981	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/40	2,751,236	0.1
17,001,375 ^	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/41	1,892,823	0.1
625,491 ^	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	10,987	0.0
3,961,881 ^	Fannie Mae REMIC Trust 2012-10 US, 5.694%, 02/25/42	598,523	0.0

See Accompanying Notes to Financial Statements
81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,278,296	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/41	$2,321,502	0.1
18,503,010 ^	Fannie Mae REMIC Trust 2012-113 SG, 5.344%, 10/25/42	3,557,152	0.1
13,185,592 ^	Fannie Mae REMIC Trust 2012-122 SB, 5.394%, 11/25/42	2,822,404	0.1
6,986,156 ^	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/32	697,928	0.0
3,314,819	Fannie Mae REMIC Trust 2012-131 BS, 4.475%, 12/25/42	2,787,755	0.1
23,231,600 ^	Fannie Mae REMIC Trust 2012-137 SN, 5.344%, 12/25/42	4,366,591	0.1
10,192,780 ^	Fannie Mae REMIC Trust 2012-15 SP, 5.864%, 06/25/40	1,491,207	0.0
6,614,339 ^	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/42	1,300,316	0.0
436,739	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/42	388,701	0.0
16,017,381 ^	Fannie Mae REMIC Trust 2013-60 DS, 5.444%, 06/25/33	3,108,685	0.1
12,745,060 ^	Fannie Mae REMIC Trust 2013-9 DS, 5.394%, 02/25/43	2,889,581	0.1
500,759 ^	Fannie Mae REMIC Trust 2013-9 SA, 5.394%, 03/25/42	77,043	0.0
6,282,753 ^	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/41	793,845	0.0
44,979,678 ^	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	10,258,596	0.2
17,856,162 ^	First Horizon Alternative Mortgage Securities Trust 2005-FA10 1A2 1A2, 3.944%, 01/25/36	2,083,734	0.1
2,435,302 ^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.944%, 12/25/36	630,438	0.0
9,223,079 ^	Freddie Mac 2815 GS, 5.296%, 03/15/34	1,451,590	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
753,204	Freddie Mac Reference Series R006 ZA, 6.000%, 04/15/36	$861,119	0.0
15,677	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/21	17,172	0.0
458,319	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	523,576	0.0
457,690	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	526,025	0.0
19,257	Freddie Mac REMIC Trust 2411 FJ, 1.054%, 12/15/29	19,253	0.0
279,341	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/32	317,238	0.0
597,533	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	680,683	0.0
478	Freddie Mac REMIC Trust 2495 UJ, 3.500%, 07/15/32	478	0.0
959,669	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	1,009,612	0.0
583,327	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	654,409	0.0
345	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/30	357	0.0
780,821	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/33	858,137	0.0
660,701 ^	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	163,435	0.0
837,941	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	935,744	0.0
1,815,471	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/34	1,967,501	0.1
1,729,887	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	1,891,102	0.1
1,835,233	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	2,006,021	0.1
10,583,378 ^	Freddie Mac REMIC Trust 3045 DI, 6.026%, 10/15/35	1,970,056	0.1
201,079	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	207,780	0.0
6,783,318 ^	Freddie Mac REMIC Trust 3064 SP, 5.896%, 03/15/35	794,050	0.0
690,853	Freddie Mac REMIC Trust 3065 DC, 17.748%, 03/15/35	981,902	0.0
2,002,476 ^	Freddie Mac REMIC Trust 3102 IS, 21.986%, 01/15/36	1,061,352	0.0
6,191,977	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	6,938,351	0.2
3,259,686 ^	Freddie Mac REMIC Trust 3170 SA, 5.896%, 09/15/33	596,491	0.0

See Accompanying Notes to Financial Statements
82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,505,765 ^	Freddie Mac REMIC Trust 3171 PS, 5.781%, 06/15/36	$388,343	0.0
3,007,932	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	3,369,856	0.1
704,827 ^	Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	769,211	0.0
352,435	Freddie Mac REMIC Trust 3556 NT, 3.804%, 03/15/38	363,782	0.0
12,095,160 ^	Freddie Mac REMIC Trust 3589 SB, 5.496%, 10/15/39	2,077,177	0.1
2,320,513 ^	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	410,190	0.0
10,929,619	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	12,324,404	0.3
4,696,012	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	5,255,016	0.1
937,550 ^	Freddie Mac REMIC Trust 3668 EI, 5.500%, 12/15/18	21,969	0.0
2,488,215 ^	Freddie Mac REMIC Trust 3710 SL, 5.296%, 05/15/36	197,184	0.0
2,467,060	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	2,748,514	0.1
4,013,742 ^	Freddie Mac REMIC Trust 3752 WS, 5.896%, 12/15/39	390,911	0.0
3,332,524	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	3,634,772	0.1
5,000,000 ^	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/38	1,041,984	0.0
2,516,237	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/41	2,651,967	0.1
10,018,480 ^	Freddie Mac REMIC Trust 3856 KS, 5.846%, 05/15/41	1,869,538	0.1
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/41	1,636,436	0.0
4,067,833 ^	Freddie Mac REMIC Trust 3925 SD, 5.346%, 07/15/40	584,925	0.0
21,133,806 ^	Freddie Mac REMIC Trust 3925 SL, 5.346%, 01/15/41	2,948,341	0.1
10,005,742 ^	Freddie Mac REMIC Trust 3936 GS, 5.996%, 11/15/25	1,023,275	0.0
22,674,977 ^	Freddie Mac REMIC Trust 3951 SN, 5.846%, 11/15/41	5,003,596	0.1
11,337,483 ^	Freddie Mac REMIC Trust 3984 NS, 5.896%, 01/15/40	1,340,541	0.0
1,937,531	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	2,086,619	0.1
3,578,428	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/42	4,141,938	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,640,123 ^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	$606,011	0.0
9,836,749 ^	Freddie Mac REMIC Trust 4094 YS, 5.996%, 04/15/40	1,447,136	0.0
17,214,970 ^	Freddie Mac REMIC Trust 4102 MS, 5.896%, 09/15/42	3,697,488	0.1
1,526,511 ^	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	278,715	0.0
5,983,838	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	6,051,046	0.1
23,654,856	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	26,454,089	0.6
17,832,925 ^	Freddie Mac REMIC Trust 4313 SD, 5.446%, 03/15/44	2,995,965	0.1
27,085,023 ^	Freddie Mac REMIC Trust 4313 SE, 5.446%, 03/15/44	4,524,518	0.1
5,391,666 ^	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/42	873,447	0.0
2,928,565 ^	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/43	587,041	0.0
6,437,273	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	7,097,534	0.2
12,073,646 ^	Freddie Mac REMIC Trust 4346 ST, 5.496%, 07/15/39	1,599,846	0.0
9,946,885	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	10,793,290	0.3
9,210,571 ^	Freddie Mac REMIC Trust 4386 LS, 5.396%, 09/15/44	1,695,534	0.0
7,338,481	Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	7,787,087	0.2
16,638,780 ^	Freddie Mac Strips Series 311 S1, 5.246%, 08/15/43	3,414,534	0.1
1,470,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2013-DN2 M2, 5.006%, 11/25/23	1,554,046	0.0
9,627,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.256%, 02/25/24	10,512,183	0.2
9,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.356%, 04/25/24	10,060,202	0.2
8,500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.756%, 08/25/24	8,857,498	0.2

See Accompanying Notes to Financial Statements
83

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 4.856%, 08/25/24	$1,801,275	0.0
3,760,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.506%, 10/25/24	4,085,062	0.1
2,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.456%, 04/25/28	3,031,890	0.1
2,827,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 4.006%, 05/25/25	2,927,481	0.1
16,890,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.556%, 05/25/28	18,207,633	0.4
3,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.306%, 07/25/28	3,748,526	0.1
6,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	6,270,919	0.2
5,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.606%, 03/25/29	5,909,237	0.1
383,956	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/43	444,575	0.0
334,455	Freddie Mac Structured Pass Through Certificates T-62 1A1, 1.741%, 10/25/44	343,107	0.0
120,712	Freddie Mac-Ginnie Mae Series 27 FC, 2.375%, 03/25/24	123,972	0.0
117,738	Ginnie Mae Series 2002-21 FV, 1.107%, 03/16/32	117,717	0.0
1,895,014 ^	Ginnie Mae Series 2005-7 AH, 6.063%, 02/16/35	324,293	0.0
1,903,107 ^	Ginnie Mae Series 2006-17 WI, 6.261%, 04/20/36	88,968	0.0
309,475	Ginnie Mae Series 2007-37 S, 22.707%, 04/16/37	389,446	0.0
714,245	Ginnie Mae Series 2007-8 SP, 19.652%, 03/20/37	1,106,922	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,072,334 ^	Ginnie Mae Series 2008-35 SN, 5.661%, 04/20/38	$473,522	0.0
2,492,068 ^	Ginnie Mae Series 2008-40 PS, 5.793%, 05/16/38	436,757	0.0
18,694,461 ^	Ginnie Mae Series 2009-106 SU, 5.461%, 05/20/37	3,197,547	0.1
6,545,863 ^	Ginnie Mae Series 2009-25 KS, 5.461%, 04/20/39	1,105,494	0.0
3,309,140	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	3,560,188	0.1
4,092,887	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	4,457,231	0.1
3,234,873 ^	Ginnie Mae Series 2009-33 SN, 5.561%, 05/20/39	262,834	0.0
9,947,264	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	12,387,824	0.3
2,820,274 ^	Ginnie Mae Series 2009-43 HS, 5.461%, 06/20/38	233,829	0.0
5,367,595 ^	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	818,266	0.0
4,390,951 ^	Ginnie Mae Series 2010-116 NS, 5.943%, 09/16/40	765,047	0.0
10,810,808 ^	Ginnie Mae Series 2010-116 SK, 5.881%, 08/20/40	2,132,301	0.1
22,263,506 ^	Ginnie Mae Series 2010-149 HS, 5.393%, 05/16/40	2,874,740	0.1
7,319,492 ^	Ginnie Mae Series 2010-4 SP, 5.793%, 01/16/39	1,065,086	0.0
5,928,336	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	6,430,434	0.2
2,001,915 ^	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	308,394	0.0
2,000,000	Ginnie Mae Series 2010-67 JD, 4.500%, 05/20/39	2,110,720	0.1
4,841,994 ^	Ginnie Mae Series 2010-68 MS, 5.111%, 06/20/40	758,216	0.0
8,681,097 ^	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/40	2,104,054	0.1
2,240,956 ^	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	71,596	0.0
7,778,007 ^	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	862,773	0.0
2,363,113 ^	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	328,399	0.0
132,721	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	153,427	0.0
9,565,373 ^	Ginnie Mae Series 2011-80 KS, 5.931%, 06/20/41	1,773,560	0.0

See Accompanying Notes to Financial Statements
84

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,648,208 ^		Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/40	$331,932	0.0
387,755		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	404,823	0.0
24,169,355 ^		Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	4,937,040	0.1
20,586,367 ^		Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/43	4,424,996	0.1
17,889,436 ^		Ginnie Mae Series 2014-3 SU, 5.311%, 07/20/39	2,770,240	0.1
1,205,219		Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/44	1,275,334	0.0
22,019,445 ^		Ginnie Mae Series 2014-55 MS, 5.493%, 04/16/44	3,556,581	0.1
27,853,039 ^		Ginnie Mae Series 2014-56 SP, 5.493%, 12/16/39	4,018,294	0.1
17,832,959 ^		Ginnie Mae Series 2014-58 CS, 4.893%, 04/16/44	2,725,602	0.1
22,168,458 ^		Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/44	5,797,240	0.1
8,546,795 ^		Ginnie Mae Series 2014-99 S, 4.861%, 06/20/44	1,529,275	0.0
28,491		JP Morgan Mortgage Trust 2005-A1 6T1, 3.169%, 02/25/35	28,127	0.0
283,290		JP Morgan Mortgage Trust 2007-A1 5A5, 3.178%, 07/25/35	284,109	0.0
11,925,883 ^		Lehman Mortgage Trust 2006-9, 5.864%, 01/25/37	2,418,692	0.1
2,208,477		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	1,870,206	0.0
31,424	#	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 6.801%, 02/19/30	30,793	0.0
2,165,930	#	RBSSP Resecuritization Trust 2011-3 2A1, 0.842%, 02/26/37	2,045,589	0.0
238,189	#	Reperforming Loan REMIC Trust 2005-R2 1AF1, 1.096%, 06/25/35	212,557	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,744	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.848%, 02/27/34	$14,473	0.0
30,636	WaMu Mortgage Pass Through Certificates Series 2002-AR6 A, 1.967%, 06/25/42	29,617	0.0
46,284	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 1.933%, 08/25/42	44,347	0.0
67,026	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 1.396%, 01/25/45	63,296	0.0
1,582,111	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.224%, 10/25/36	1,344,814	0.0
477,733	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.098%, 07/25/46	444,237	0.0
106,421,074 ^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.437%, 08/25/45	4,248,766	0.1
1,362,735	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.850%, 10/25/36	1,198,129	0.0
2,397,916	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.750%, 12/25/36	2,064,362	0.1
5,240,225	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.804%, 08/25/46	$4,595,487	0.1
5,913,749	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.361%, 04/25/37	5,166,688	0.1

See Accompanying Notes to Financial Statements
85

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,646,457	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.600%, 07/25/37	$2,993,290	0.1
4,480,636	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	3,957,952	0.1
436,284	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	407,700	0.0
6,076,561	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.527%, 08/25/46	4,077,261	0.1
3,650,825	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.186%, 06/25/37	2,701,588	0.1
153,849	Wells Fargo Mortgage Backed Securities 2004-EE Trust 2A1, 3.035%, 12/25/34	155,286	0.0
492,906	Wells Fargo Mortgage Backed Securities 2005-AR7 Trust 1A1, 3.089%, 05/25/35	491,845	0.0
144,567	Wells Fargo Mortgage Backed Securities 2005-AR9 Trust 2A1, 3.073%, 10/25/33	146,278	0.0
2,485,279	Wells Fargo Mortgage Backed Securities 2006-AR2 Trust 2A5, 3.003%, 03/25/36	2,429,024	0.1
1,187,051	Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.200%, 04/25/36	1,089,653	0.0
118,931	Wells Fargo Mortgage Backed Securities Trust 2004-CC A1, 3.040%, 01/25/35	120,058	0.0
42,966,546	Other Securities	37,230,398	0.8
	Total Collateralized Mortgage Obligations (Cost $595,903,390)	611,955,124	13.9
MUNICIPAL BONDS: 0.0%
	California: 0.0%
1,600,000	Other Securities	2,064,258	0.0
Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
		California (continued)
		Total Municipal Bonds (Cost $1,610,039)	$2,064,258	0.0
FOREIGN GOVERNMENT BONDS: 0.2%
1,100,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	1,174,250	0.1
5,365,000		Other Securities	5,362,763	0.1
		Total Foreign Government Bonds (Cost $6,465,000)	6,537,013	0.2
U.S. TREASURY OBLIGATIONS: 11.7%
		Treasury Inflation Indexed Protected Securities: 5.6%
244,012,800		0.125%, due 04/15/21	245,550,569	5.6
		U.S. Treasury Bonds: 2.7%
64,600,000	L	2.000%, due 11/15/26	62,062,964	1.4
68,255,000	L	2.250%, due 08/15/46	57,246,219	1.3
437,000		2.500%-3.000%, due 02/15/45-11/15/45	408,091	0.0
			119,717,274	2.7
		U.S. Treasury Notes: 3.4%
40,708,000	L	1.000%, due 11/30/18	40,573,989	0.9
34,464,000		1.375%, due 12/15/19	34,365,571	0.8
44,617,000	L	1.750%, due 11/30/21	44,245,876	1.0
28,361,000		2.125%, due 11/30/23	28,141,968	0.7
1,495,000		1.375%-1.750%, due 01/31/21-02/15/26	1,435,355	0.0
			148,762,759	3.4
		Total U.S. Treasury Obligations (Cost $513,172,656)	514,030,602	11.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.1%
2,690,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF C, 2.704%, 01/15/28	2,612,181	0.1
3,240,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.549%, 06/10/49	3,283,430	0.1
5,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.814%, 02/10/51	5,052,793	0.1
2,190,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.814%, 02/10/51	2,184,333	0.1

See Accompanying Notes to Financial Statements
86

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,341,589	#	Banc of America Re-REMIC Trust 2010-UBER5 A4A, 5.743%, 02/17/51	$1,348,032	0.0
22,800,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	1,023,016	0.0
5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.015%, 06/11/41	5,422,303	0.1
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	1,368,165	0.1
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	1,358,075	0.0
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	1,329,935	0.0
113,822	#	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8 E, 4.997%, 06/11/41	114,655	0.0
566,082		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.124%, 10/12/42	565,460	0.0
3,860,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.887%, 06/11/50	3,889,319	0.1
3,754,536	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	3,765,852	0.1
21,047,369 ^		COMM 2012-CR1 XA, 2.023%, 05/15/45	1,519,340	0.0
15,858,739 ^		COMM 2012-CR2 XA, 1.728%, 08/15/45	1,146,390	0.0
31,746,731 ^		COMM 2012-CR3 XA, 2.076%, 10/15/45	2,443,809	0.1
65,166,000	#,^	COMM 2012-CR4 XB, 0.593%, 10/15/45	2,117,263	0.0
44,898,374 ^		COMM 2012-CR5 XA, 1.742%, 12/10/45	2,997,591	0.1
21,409,627	#,^	COMM 2012-LC4 XA, 2.279%, 12/10/44	1,681,054	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
34,926,777 ^		COMM 2013-LC13 XA, 1.358%, 08/10/46	$1,730,877	0.0
38,675,773 ^		COMM 2014-LC15 XA, 1.363%, 04/10/47	2,258,920	0.0
3,750,000	#	COMM 2015-CR27 D, 3.472%, 10/10/48	2,866,642	0.1
4,000,000		COMM 2015-PC1 C, 4.591%, 07/10/50	3,445,800	0.1
3,320,000		COMM 2015-PC1 D, 4.443%, 07/10/50	2,425,795	0.1
6,884,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.032%, 12/10/49	6,884,056	0.2
900,460	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	900,077	0.0
3,270,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4 A1AJ, 5.935%, 09/15/39	3,278,928	0.1
88,223	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	88,089	0.0
1,760,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	1,644,705	0.0
2,000,000	#	DBWF 2016-85T Mortgage Trust, 3.808%, 12/10/36	2,005,614	0.0
450,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	460,878	0.0
11,984,512 ^		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.358%, 02/25/20	1,815,885	0.0
15,241,731 ^		Freddie Mac Multifamily Structured Pass Through Certificates K019 X1, 1.694%, 03/25/22	1,087,242	0.0
47,809,949 ^		Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.290%, 08/25/22	2,788,209	0.1

See Accompanying Notes to Financial Statements
87

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
17,841,405 ^		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	$2,013,640	0.0
28,643,332 ^		Freddie Mac Multifamily Structured Pass Through Certificates, 1.085%, 08/25/26	2,142,922	0.1
622,232,035	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	2,440,519	0.1
24,096,934 ^		GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.286%, 11/10/45	1,920,335	0.0
7,600,000	#	GS Mortgage Securities Trust 2010-C2 D, 5.184%, 12/10/43	7,659,926	0.2
4,400,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	3,580,453	0.1
40,550,069 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.386%, 05/10/45	2,998,722	0.1
16,752,267 ^		GS Mortgage Securities Trust 2013-GC16 XA, 1.428%, 11/10/46	890,340	0.0
3,350 ^		GS Mortgage Securities Trust 2016-GS3 XA, 1.284%, 10/10/49	297	0.0
1,429,000	#	GS Mortgage Securities Trust 2016-GS3, 2.620%, 10/10/49	1,024,766	0.0
1,290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.575%, 05/15/41	1,306,081	0.0
2,920,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	2,811,740	0.1
23,450,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	422,058	0.0
4,240,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	4,177,882	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,021,056	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.571%, 10/15/37	$1,020,395	0.0
2,575,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX C, 5.066%, 01/12/37	2,656,720	0.1
3,230,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CBX D, 5.097%, 01/12/37	3,313,383	0.1
3,829,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.373%, 06/12/41	3,699,179	0.1
37,010,494 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.660%, 06/15/45	2,131,457	0.0
2,754,385 ^		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.195%, 10/15/48	161,825	0.0
36,616,172	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	586	0.0
690,897	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.652%, 02/15/40	691,359	0.0
2,723,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.752%, 02/15/40	2,707,179	0.1
385,277		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	399,557	0.0
4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	4,314,277	0.1
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	957,455	0.0
2,600,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2,565,432	0.1
2,160,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.872%, 06/15/38	2,162,159	0.0

See Accompanying Notes to Financial Statements
88

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.872%, 06/15/38	$5,005,982	0.1
2,362,917	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.729%, 11/15/38	8,805	0.0
12,345,221	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.729%, 11/15/38	46,002	0.0
3,930,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.682%, 08/15/45	3,898,558	0.1
1,000,000	#	Morgan Stanley Capital I Trust 2005-T19 G, 5.596%, 06/12/47	991,146	0.0
2,900,000		Morgan Stanley Capital I Trust 2007-HQ12 C, 5.775%, 04/12/49	2,879,303	0.1
1,285,000	#	Morgan Stanley Capital I Trust 2008-T29 D, 6.275%, 01/11/43	1,276,469	0.0
3,505,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	3,751,450	0.1
3,325,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	3,550,986	0.1
349,840	#	Morgan Stanley Capital I, Inc. 1999-WF1 M, 5.910%, 11/15/31	349,512	0.0
891,978	#	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.564%, 07/15/33	939,250	0.0
5,040,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	4,649,355	0.1
32,346,958	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.043%, 08/10/49	2,507,704	0.1
3,584,000	#	WaMu Commercial Mortgage Securities Trust 2007-SL3, 5.752%, 03/23/45	3,466,953	0.1
960,000	#	Wells Fargo Commercial Mortgage Trust 2016-C34, 5.030%, 06/15/49	772,807	0.0
24,818,975	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.989%, 08/15/45	1,820,015	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,189,630		Other Securities	$4,183,931	0.1
		Total Commercial Mortgage-Backed Securities (Cost $180,944,220)	179,173,585	4.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.1%
		Federal Home Loan Mortgage Corporation: 5.3%##
23,100,000	W	3.000%, due 12/15/42	22,939,513	0.5
17,504,707		3.500%, due 01/01/45	17,943,397	0.4
39,240,000	W	4.000%, due 08/15/40	41,218,094	0.9
10,584,059		4.000%, due 09/01/45	11,128,632	0.3
133,362,790	W	2.500%-6.500%, due 07/01/19-11/01/45	138,356,251	3.2
			231,585,887	5.3
		Federal National Mortgage Association: 8.7%##
19,428,957		3.000%, due 07/01/43	19,429,499	0.4
14,912,801		3.000%, due 04/01/45	14,843,434	0.3
35,320,000	W	3.000%, due 01/18/47	35,090,134	0.8
15,955,049		4.000%, due 12/01/39	16,781,752	0.4
25,720,000	W	4.000%, due 08/25/40	27,041,667	0.6
255,447,545		1.774%-7.500%, due 01/01/18-08/01/46	272,202,929	6.2
			385,389,415	8.7
		Government National Mortgage Association: 2.1%
21,569,000	W	3.000%, due 01/15/43	21,840,718	0.5
18,580,000	W	3.500%, due 10/20/41	19,315,579	0.4
23,901,270		3.500%, due 07/20/46	24,880,046	0.6
24,486,720		4.000%-5.500%, due 11/15/35-10/20/60	26,420,489	0.6
			92,456,832	2.1
		Total U.S. Government Agency Obligations (Cost $705,648,768)	709,432,134	16.1
ASSET-BACKED SECURITIES: 10.0%
		Automobile Asset-Backed Securities: 0.7%
2,360,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	2,372,439	0.1
7,030,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	7,210,674	0.2
6,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	6,203,203	0.1

See Accompanying Notes to Financial Statements
89

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
1,850,000	#	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	$1,847,707	0.0
14,020,000		Other Securities	14,088,086	0.3
			31,722,109	0.7
		Home Equity Asset-Backed Securities: 0.2%
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 1.671%, 03/25/35	2,161,578	0.1
4,584,161		Other Securities	4,263,865	0.1
			6,425,443	0.2
		Other Asset-Backed Securities: 8.9%
3,000,000	#	1776 CLO Ltd. 2006-1A D, 2.633%, 05/08/20	2,852,124	0.1
5,032,017	#	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	5,055,271	0.1
10,780,000	#	ALM VII Ltd. 2012-7A A1R, 2.334%, 10/15/28	10,812,092	0.2
6,860,000	#	ALM VII R-2 Ltd., 2.887%, 10/15/27	6,859,328	0.2
4,090,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	4,099,300	0.1
2,300,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/52	2,319,152	0.1
2,563,992	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	—	—
2,000,000	#	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	2,070,015	0.0
2,200,000	#	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	2,301,149	0.1
12,633,142	#,^	American Homes 4 Rent 2015-SFR2 XS, 10/17/45	—	—
10,000,000	#	Apidos CLO XI, 2.324%, 01/17/28	10,015,790	0.2
4,670,000	#	Apidos CLO XI, 2.834%, 01/17/28	4,674,539	0.1
1,540,000	#	Apidos CLO XIV 2013-14A D, 4.380%, 04/15/25	1,522,270	0.1
4,200,000	#	Apidos CLO XVII, 2.733%, 04/17/26	4,200,000	0.1
7,370,000	#	Apidos CLO XVII, 3.383%, 04/17/26	7,370,000	0.2
5,370,000	#	Apidos Clo XXV 2016-25A A1, 2.203%, 10/20/28	5,370,822	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
469,521	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	$471,183	0.0
12,350,000	#	Benefit Street Partners CLO IV Ltd., 2.233%, 01/20/29	12,350,000	0.3
5,827,500	#	Blue Hill CLO 2013-1A A, 2.360%, 01/15/26	5,829,277	0.1
9,600,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	9,615,878	0.2
4,400,000	#	BlueMountain CLO 2013-1 Ltd., 2.106%, 01/20/29	4,399,463	0.1
5,260,000	#	BlueMountain CLO 2013-1 Ltd., 2.656%, 01/20/29	5,259,353	0.1
5,850,000	#	BlueMountain CLO 2014-4 Ltd., 3.437%, 11/30/26	5,849,889	0.2
5,070,000	#	BlueMountain CLO 2015-1 Ltd., 3.235%, 04/13/27	5,070,000	0.1
10,000,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	9,956,880	0.2
4,570,000	#	Burnham Park Clo Ltd. 2016-1A A, 2.318%, 10/20/29	4,569,858	0.1
5,059,914	#	Callidus Debt Partners Clo Fund VI Ltd. 6A A1T, 1.142%, 10/23/21	5,021,995	0.1
3,000,000	#	Canaras Summit CLO Ltd. 2007-1A B, 1.473%, 06/19/21	2,963,913	0.1
7,000,000	#	Canaras Summit CLO Ltd. 2007-1A C, 1.793%, 06/19/21	6,846,140	0.1
4,190,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	4,201,791	0.1
13,380,000	#	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.344%, 10/20/28	13,395,909	0.3
5,730,000	#	Cent CLO 21 Ltd., 2.276%, 07/27/26	5,718,701	0.1
6,440,000	#	Cent CLO 22 Ltd., 2.836%, 11/07/26	6,439,916	0.2
5,103,743	#	CIFC Funding 2006-2A B2L, 4.931%, 03/01/21	5,103,560	0.1
10,400,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	10,380,926	0.2
3,550,000	#	CIFC Funding 2014-IV Ltd., 3.647%, 10/17/26	3,550,000	0.1

See Accompanying Notes to Financial Statements
90

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,110,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	$4,109,967	0.1
6,500,000	#	Cornerstone CLO Ltd. 2007-1A C, 3.280%, 07/15/21	6,499,948	0.1
15,250,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.310%, 10/15/28	15,278,609	0.3
1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.278%, 04/19/21	1,547,347	0.0
2,875,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.136%, 05/01/22	2,866,950	0.1
5,503,010	#	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	5,619,949	0.1
5,884,333	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	6,075,574	0.2
733,030	#	Hillmark Funding Ltd. 2006-1A A1, 1.161%, 05/21/21	730,166	0.0
2,900,000	#	Invitation Homes Trust 2014-SFR2 E, 3.830%, 06/17/32	2,897,051	0.1
6,690,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	6,689,947	0.1
6,710,000	#	LCM XXIII Ltd., 2.901%, 10/20/29	6,709,926	0.2
4,000,000	#	Madison Park Funding Ltd. 2007-6A E, 6.134%, 07/26/21	4,001,592	0.1
3,120,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	3,119,978	0.1
13,400,000	#	Magnetite CLO Ltd. 2016-18A A, 2.253%, 11/15/28	13,399,584	0.3
5,250,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	5,249,932	0.1
1,181,148	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	1,186,464	0.0
2,020,406	#	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	2,033,033	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,090,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	$2,090,504	0.0
2,500,000	#	Ocean Trails CLO I 2006-1A B, 1.624%, 10/12/20	2,499,435	0.1
7,900,000	#	OHA Loan Funding 2012-1 Ltd., 2.761%, 01/23/27	7,899,968	0.2
7,070,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	7,069,972	0.1
7,900,000	#	OHA Loan Funding 2015-1 Ltd., 2.737%, 08/15/29	7,900,000	0.2
8,200,000	#	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	8,023,000	0.2
8,190,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/20/28	8,189,754	0.2
2,551,371	#	SoFi Consumer Loan Program 2016-1A A, 3.260%, 08/25/25	2,558,871	0.1
2,000,000	#	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,993,532	0.0
4,630,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	4,668,619	0.1
10,200,000	#	Symphony CLO Ltd. 2012-9A AR, 2.303%, 10/16/28	10,199,949	0.2
4,200,000	#	Symphony CLO Ltd. 2016-18A B, 2.746%, 01/23/28	4,200,000	0.1
8,100,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.361%, 07/14/26	8,101,733	0.2
4,688,250	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	4,716,499	0.1
12,650,000	#	Wind River CLO Ltd. 2016-2A A, 2.386%, 11/01/28	12,661,410	0.3
14,452,171		Other Securities	14,042,052	0.3
			391,347,799	8.9
		Student Loan: 0.2%
3,208,241	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	3,218,588	0.1
3,937,194	#	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	3,916,519	0.1

See Accompanying Notes to Financial Statements
91

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan (continued)
1,500,000	#	Earnest Student Loan Program 2016-C B, 4.460%, 01/26/37	$1,472,255	0.0
482,372	#	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	482,274	0.0
			9,089,636	0.2
		Total Asset-Backed Securities (Cost $436,439,622)	438,584,987	10.0

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 14.6%
	Affiliated Investment Companies: 14.6%
8,588,361	Voya Emerging Markets Corporate Debt Fund - Class P	83,135,332	1.9
13,448,289	Voya Emerging Markets Hard Currency Debt Fund - Class P	126,279,438	2.9
8,331,463	Voya Emerging Markets Local Currency Debt Fund - Class P	59,236,701	1.3
2,312,207	Voya Floating Rate Fund - Class P	23,029,585	0.5
12,192,483	Voya High Yield Bond Fund - Class P	98,027,562	2.2
12,180,323	Voya Investment Grade Credit Fund - Class P	131,182,083	3.0
12,387,262	Voya Securitized Credit Fund - Class P	123,996,498	2.8
	Total Mutual Funds (Cost $673,588,479)	644,887,199	14.6
	Total Long-Term Investments (Cost $4,530,790,055)	4,518,233,953	102.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
		Corporate Bonds/Notes: 0.4%
4,242,000	#	Barclays Bank PLC, 6.050%, 12/04/17	4,384,039	0.1
3,561,000		Becton Dickinson and Co., 1.800%, 12/15/17	3,569,699	0.1
1,010,000		Discover Financial Services, 6.450%, 06/12/17	1,030,909	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes (continued)
5,155,000	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	$5,184,353	0.1
2,328,000	Southwestern Electric Power Co., 5.550%, 01/15/17	2,330,731	0.1
		16,499,731	0.4
	U.S. Government Agency Obligations: 0.0%
410	Fannie Mae, 1.256%, 03/25/17	411	0.0
743	Fannie Mae, 4.500%, 10/01/17	764	0.0
34,364	Fannie Mae, 4.500%, 11/01/17	35,334	0.0
1,242	Fannie Mae, 6.000%, 11/01/17	1,250	0.0
10	Fannie Mae, 6.000%, 02/01/17	10	0.0
6	Fannie Mae, 6.000%, 03/01/17	6	0.0
1,097	Fannie Mae, 6.000%, 04/01/17	1,099	0.0
4,391	Fannie Mae, 6.000%, 05/01/17	4,404	0.0
53	Fannie Mae, 6.500%, 02/01/17	53	0.0
269	Fannie Mae, 6.500%, 03/01/17	269	0.0
492	Fannie Mae, 6.500%, 04/01/17	492	0.0
7,120	Fannie Mae, 6.000%, 06/01/17	7,154	0.0
2,823	Fannie Mae, 6.000%, 08/01/17	2,839	0.0
11,524	Fannie Mae, 6.000%, 09/01/17	11,610	0.0
		65,695	0.0
	Securities Lending Collateralcc: 5.0%
11,078,883	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $11,079,502, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $11,301,103, due 12/31/17-10/20/46)	11,078,883	0.2
52,641,126	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $52,644,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $53,693,948, due 01/25/17-10/20/66)	52,641,126	1.2
52,641,126	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $52,644,126, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $53,693,949, due 03/02/17-02/01/49)	52,641,126	1.2

See Accompanying Notes to Financial Statements
92

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
52,641,126	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $52,644,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $53,693,951, due 01/15/17-08/20/66)	$52,641,126	1.2
52,641,126	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $52,644,876, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $53,978,686, due 04/15/18-02/15/46)	52,641,126	1.2
		221,643,387	5.0
	Collateralized Mortgage Obligations: 0.0%
142,560	Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17	144,440	0.0
68	Freddie Mac, 6.000%, 10/01/17	68	0.0
		144,508	0.0
	U.S. Treasury Notes: 0.0%
51,000	United States Treasury Note, 0.875%, 11/30/17	51,009	0.0
20,000	United States Treasury Note, 1.000%, 12/31/17	20,017	0.0
		71,026	0.0
	Foreign Government Bonds: 0.1%
500,000	Eksportfinans ASA, 5.500%, 06/26/17	507,700	0.0
500,000	Majapahit Holding BV, 7.250%, 06/28/17	512,500	0.1
		1,020,200	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
9,126,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $9,126,000)	9,126,000	0.2
	Total Short-Term Investments (Cost $248,533,582)	248,570,547	5.7

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Investments in Securities (Cost $4,779,323,637)	$4,766,804,500	108.4
Liabilities in Excess of Other Assets	(368,430,606)	(8.4)
Net Assets	$4,398,373,894	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $4,783,058,757.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$62,410,332
Gross Unrealized Depreciation	(78,664,589)
Net Unrealized Depreciation	$(16,254,257)

See Accompanying Notes to Financial Statements
93

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$644,887,199	$—	$—	$644,887,199
Corporate Bonds/Notes	—	1,411,569,051	—	1,411,569,051
Collateralized Mortgage Obligations	—	611,955,124	—	611,955,124
Municipal Bonds	—	2,064,258	—	2,064,258
Short-Term Investments	9,126,000	239,444,547	—	248,570,547
Foreign Government Bonds	—	6,537,013	—	6,537,013
U.S. Treasury Obligations	—	514,030,602	—	514,030,602
U.S. Government Agency Obligations	—	709,432,134	—	709,432,134
Asset-Backed Securities	—	435,034,987	3,550,000	438,584,987
Commercial Mortgage-Backed Securities	—	179,173,585	—	179,173,585
Total Investments, at fair value	$654,013,199	$4,109,241,301	$3,550,000	$4,766,804,500
Other Financial Instruments+
Centrally Cleared Swaps	—	24,645,260	—	24,645,260
Forward Foreign Currency Contracts	—	520,565	—	520,565
Futures	970,704	—	—	970,704
Total Assets	$654,983,903	$4,134,407,126	$3,550,000	$4,792,941,029
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(10,646,657)	$—	$(10,646,657)
Forward Foreign Currency Contracts	—	(758,567)	—	(758,567)
Futures	(3,249,700)	—	—	(3,249,700)
Total Liabilities	$(3,249,700)	$(11,405,224)	$—	$(14,654,924)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2016	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$75,893,382	$4,223,236	$—	$3,018,714	$83,135,332	$4,223,235	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	114,426,869	7,483,206	—	4,369,363	126,279,438	7,483,206	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	56,096,074	892	—	3,139,735	59,236,701	893	—	—
Voya Floating Rate Fund - Class P	21,237,355	1,069,452	—	722,778	23,029,585	1,066,417	—	—
Voya High Yield Bond Fund - Class P	96,391,981	5,916,950	(11,699,762)	7,418,393	98,027,562	5,915,058	(979,762)	—
Voya Investment Grade Credit Fund Class P	121,933,330	5,184,949	—	4,063,804	131,182,083	5,184,909	—	—
Voya Securitized Credit Fund Class P	117,360,889	6,550,810	—	84,799	123,996,498	6,551,064	—	—
	$603,339,880	$30,429,495	$(11,699,762)	$22,817,586	$644,887,199	$30,424,782	$(979,762)	$—

See Accompanying Notes to Financial Statements
94

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Czech Koruna	19,403,537	Buy	01/27/17	$777,522	$756,849	$(20,673)
HSBC Bank USA N.A.	Singapore Dollar	1,301,141	Buy	03/10/17	900,728	898,169	(2,559)
							$(23,232)
The Bank of New York Mellon	Malaysian Ringgit	20,214,909	Sell	03/10/17	$4,572,371	$4,491,107	$81,264
Barclays Bank PLC	Philippine Peso	30,666,070	Sell	03/10/17	608,695	612,392	(3,697)
Barclays Bank PLC	Thai Baht	142,019,697	Sell	03/10/17	3,987,659	3,964,649	23,010
Citibank N.A.	Turkish Lira	11,701,978	Sell	01/27/17	3,509,231	3,300,805	208,426
Citibank N.A.	Brazilian Real	10,946,559	Sell	02/10/17	3,137,809	3,325,333	(187,524)
Citibank N.A.	Colombian Peso	6,651,495,118	Sell	02/10/17	2,093,970	2,198,998	(105,028)
Goldman Sachs International	Romanian New Leu	2,063,414	Sell	01/27/17	492,094	478,927	13,167
HSBC Bank USA N.A.	Polish Zloty	13,782,743	Sell	01/27/17	3,362,752	3,292,070	70,682
HSBC Bank USA N.A.	Mexican Peso	78,679,027	Sell	02/10/17	3,795,744	3,774,116	21,628
JPMorgan Chase Bank N.A.	Russian Ruble	225,086,922	Sell	01/27/17	3,420,514	3,642,268	(221,754)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	50,194,746,125	Sell	03/10/17	3,720,886	3,681,384	39,502
Morgan Stanley Capital Services LLC	South African Rand	56,586,342	Sell	01/27/17	3,882,656	4,099,988	(217,332)
Morgan Stanley Capital Services LLC	Hungarian Forint	884,306,740	Sell	01/27/17	3,075,332	3,012,446	62,886
							$(214,770)

At December 31, 2016, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	785	01/18/17	$11,873,125	$689,706
U.S. Treasury 10-Year Note	1,780	03/22/17	221,220,625	(963,171)
U.S. Treasury 2-Year Note	671	03/31/17	145,397,313	(63,638)
U.S. Treasury 5-Year Note	1,377	03/31/17	162,023,411	(562,040)
U.S. Treasury Ultra Long Bond	906	03/22/17	145,186,500	(1,660,851)
			$685,700,974	$(2,559,994)
Short Contracts
U.S. Treasury Long Bond	(10)	03/22/17	(1,506,562)	14,851
U.S. Treasury Ultra 10-Year Note	(2,128)	03/22/17	(285,285,000)	266,147
			$(286,791,562)	$280,998

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 26, Version 1	Buy	(1.000)	Intercontinental Exchange	06/20/21	USD 125,000,000	$(2,087,625)	$(732,465)
						$(2,087,625)	$(732,465)

See Accompanying Notes to Financial Statements
95

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD 50,908,000	$(730,928)	$(730,928)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD 29,003,000	(290,259)	(290,259)
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD 40,443,000	(89,477)	(89,477)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD 35,916,000	(30,691)	(30,691)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD 444,148,000	(300,218)	(300,218)
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD 225,664,000	(2,964,030)	(2,964,030)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.885%	Chicago Mercantile Exchange	12/05/21	USD 133,209,000	526,929	526,929
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.830%	Chicago Mercantile Exchange	12/06/21	USD 105,333,000	692,463	692,463
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD 112,415,000	1,739,548	1,739,548
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD 159,717,000	(4,140,901)	(4,140,901)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.618%	Chicago Mercantile Exchange	06/27/26	USD 21,168,000	1,308,482	1,308,482
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD 21,168,000	1,302,946	1,302,946
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.646%	Chicago Mercantile Exchange	06/27/26	USD 21,168,000	1,257,733	1,257,733
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625%	Chicago Mercantile Exchange	06/27/26	USD 12,444,000	762,598	762,598
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD 21,169,000	1,304,853	1,304,853
See Accompanying Notes to Financial Statements
96

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.902%	Chicago Mercantile Exchange	06/28/26	USD 159,717,000	5,838,971	5,838,971
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.538%	Chicago Mercantile Exchange	09/22/26	USD 4,716,387	336,776	336,776
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD 31,421,000	2,190,177	2,190,177
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.546%	Chicago Mercantile Exchange	09/22/26	USD 6,287,000	444,950	444,950
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD 31,428,000	2,189,265	2,189,265
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.562%	Chicago Mercantile Exchange	09/22/26	USD 35,704,613	2,475,724	2,475,724
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.539%	Chicago Mercantile Exchange	09/22/26	USD 31,868,000	2,273,845	2,273,845
Receive a fixed rate equal to 2.312% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/05/26	USD 133,209,000	(461,721)	(461,721)
Receive a fixed rate equal to 2.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/06/26	USD 105,333,000	(905,967)	(905,967)
				$14,731,068	$14,731,068

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$520,565
Equity contracts	Net Assets — Unrealized appreciation*	689,706
Interest rate contracts	Net Assets — Unrealized appreciation*	280,998
Interest rate contracts	Net Assets — Unrealized appreciation**	24,645,260
Total Asset Derivatives		$26,136,529
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$758,567
Interest rate contracts	Net Assets — Unrealized depreciation*	3,249,700
Credit contracts	Net Assets — Unrealized depreciation**	732,465
Interest rate contracts	Net Assets — Unrealized depreciation**	9,914,192
Total Liability Derivatives		$14,654,924

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements
97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(298,750)	$—	$—	$(4,521,527)	$—	$(4,820,277)
Equity contracts	—	—	1,278,431	—	—	1,278,431
Foreign exchange contracts	—	(1,558,449)	—	(756,918)	—	(2,315,367)
Interest rate contracts	(2,674,345)	—	12,684,985	(27,042,812)	2,642,029	(14,390,143)
Total	$(2,973,095)	$(1,558,449)	$13,963,416	$(32,321,257)	$2,642,029	$(20,247,356)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$(66,753)	$(66,753)
Equity contracts	—	689,706	—	689,706
Foreign exchange contracts	(239,424)	—	—	(239,424)
Interest rate contracts	—	(2,219,974)	15,914,955	13,694,981
Total	$(239,424)	$(1,530,268)	$15,848,202	$14,078,510

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Barclays Bank PLC	BNP Paribas Bank	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$23,010	$—	$208,426	$13,167	$92,310	$39,502	$62,886	$81,264	$520,565
Total Assets	$23,010	$—	$208,426	$13,167	$92,310	$39,502	$62,886	$81,264	$520,565
Liabilities:
Forward foreign currency contracts	$3,697	$—	$313,225	$—	$2,559	$221,754	$217,332	$—	$758,567
Total Liabilities	$3,697	$—	$313,225	$—	$2,559	$221,754	$217,332	$—	$758,567
Net OTC derivative instruments by counterparty, at fair value	$19,313	$—	$(104,799)	$13,167	$89,751	$(182,252)	$(154,446)	$81,264	$(238,002)
Total collateral pledged by the Portfolio/(Received from counterparty)	$(19,313)	$—	$—	$—	$—	$—	$—	$—	$(19,313)
Net Exposure(1)(2)	$—	$—	$(104,799)	$13,167	$89,751	$(182,252)	$(154,446)	$81,264	$(257,315)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2016, the Portfolio received $61,000 from Barclays Bank PLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 14.0%
437,128		American Eagle Outfitters, Inc.	$6,631,232	1.0
111,402		Cheesecake Factory	6,670,752	1.0
117,499	@	Dave & Buster’s Entertainment, Inc.	6,615,194	0.9
190,451	@	Imax Corp.	5,980,161	0.9
74,115		Marriott Vacations Worldwide Corp.	6,288,658	0.9
162,584	@	Meritage Homes Corp.	5,657,923	0.8
283,379		Red Rock Resorts, Inc.	6,571,559	0.9
1,436,583		Other Securities	52,707,408	7.6
			97,122,887	14.0
		Consumer Staples: 2.5%
241,474	@	Performance Food Group Co.	5,795,376	0.8
922,688		Other Securities(a)	11,474,283	1.7
			17,269,659	2.5
		Energy: 3.7%
232,173	@	Unit Corp.	6,238,489	0.9
1,018,632		Other Securities(a)	19,290,685	2.8
			25,529,174	3.7
		Financials: 19.0%
117,282		Bank of the Ozarks, Inc.	6,167,860	0.9
130,004		Banner Corp.	7,255,523	1.1
125,060		Chemical Financial Corp.	6,774,500	1.0
158,216		Great Western Bancorp, Inc.	6,896,636	1.0
128,963		Horace Mann Educators Corp.	5,519,616	0.8
495,331		Investors Bancorp, Inc.	6,909,868	1.0
172,692		MB Financial, Inc.	8,156,243	1.2
442,937		OM Asset Management Plc	6,422,587	0.9
380,296		Radian Group, Inc.	6,837,722	1.0
129,657		Renasant Corp.	5,474,119	0.8
134,537		Selective Insurance Group	5,791,818	0.8
95,568		Simmons First National Corp.	5,939,551	0.9
118,022		Webster Financial Corp.	6,406,234	0.9
133,715		WSFS Financial Corp.	6,197,690	0.9
1,202,903		Other Securities(a)	40,239,133	5.8
			130,989,100	19.0
		Health Care: 8.7%
152,669	@	AMN Healthcare Services, Inc.	5,870,123	0.9
93,513	@	NuVasive, Inc.	6,299,036	0.9
1,427,293		Other Securities(a)	47,831,832	6.9
			60,000,991	8.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 14.2%
129,725	@	Atlas Air Worldwide Holdings, Inc.	$6,765,159	1.0
131,716		Barnes Group, Inc.	6,245,973	0.9
161,415		Healthcare Services Group, Inc.	6,322,625	0.9
161,374	@	On Assignment, Inc.	7,126,276	1.0
47,504	@	Teledyne Technologies, Inc.	5,842,992	0.9
89,452		Watts Water Technologies, Inc.	5,832,270	0.9
81,362		Woodward, Inc.	5,618,046	0.8
1,069,267		Other Securities	54,121,525	7.8
			97,874,866	14.2
		Information Technology: 18.1%
167,711	@	Blackhawk Network Holdings, Inc.	6,318,512	0.9
51,314	@	CACI International, Inc.	6,378,330	0.9
115,454	@	Cardtronics plc	6,300,325	0.9
113,739	@	Commvault Systems, Inc.	5,846,185	0.8
142,613	@	Cornerstone OnDemand, Inc.	6,033,956	0.9
134,960	@	Electronics for Imaging, Inc.	5,919,346	0.9
57,200		Fair Isaac Corp.	6,819,384	1.0
38,843		Littelfuse, Inc.	5,895,202	0.9
532,525	@	Photronics, Inc.	6,017,532	0.9
162,178	@	Verint Systems, Inc.	5,716,775	0.8
2,190,509		Other Securities(a)	63,929,655	9.2
			125,175,202	18.1
		Materials: 6.2%
260,097		Commercial Metals Co.	5,664,913	0.8
118,278		HB Fuller Co.	5,714,010	0.8
77,392		Minerals Technologies, Inc.	5,978,532	0.9
296,255		Olin Corp.	7,587,091	1.1
599,242		Other Securities(a)	18,081,847	2.6
			43,026,393	6.2
		Real Estate: 6.5%
614,161		Gramercy Property Trust	5,637,998	0.8
170,800		Hudson Pacific Properties, Inc.	5,940,424	0.9
147,454		QTS Realty Trust, Inc.	7,321,091	1.1
1,000,249		Other Securities	26,197,620	3.7
			45,097,133	6.5
		Telecommunication Services: 0.6%
106,598		Other Securities	4,407,827	0.6
		Utilities: 1.7%
213,348		Other Securities	11,947,585	1.7
		Total Common Stock (Cost $537,944,057)	658,440,817	95.2

See Accompanying Notes to Financial Statements
99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
96,325	iShares Russell 2000 ETF	$12,989,426	1.9
	Total Exchange-Traded Funds (Cost $11,102,126)	12,989,426	1.9
	Total Long-Term Investments (Cost $549,046,183)	671,430,243	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateralcc: 2.2%
3,556,570	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,556,769, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,627,908, due 12/31/17-10/20/46)	3,556,570	0.5
3,556,570	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,556,765, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,627,701, due 01/25/17-10/20/66)	3,556,570	0.5
3,556,570	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,556,773, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,627,701, due 03/02/17-02/01/49)	3,556,570	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
748,512	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $748,553, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $763,482, due 10/31/18-11/30/22)	$748,512	0.1
3,556,570	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,556,765, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,627,701, due 01/15/17-08/20/66)	3,556,570	0.6
		14,974,792	2.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
23,480,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $23,480,000)	23,480,000	3.4
	Total Short-Term Investments (Cost $38,454,792)	38,454,792	5.6
	Total Investments in Securities (Cost $587,500,975)	$709,885,035	102.7
	Liabilities in Excess of Other Assets	(18,757,762)	(2.7)
	Net Assets	$691,127,273	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements
100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2016 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $590,898,425.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$136,415,602
Gross Unrealized Depreciation	(17,428,992)
Net Unrealized Appreciation	$118,986,610

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$658,440,817	$—	$—	$658,440,817
Exchange-Traded Funds	12,989,426	—	—	12,989,426
Short-Term Investments	23,480,000	14,974,792	—	38,454,792
Total Investments, at fair value	$694,910,243	$14,974,792	$—	$709,885,035

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
101

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2547
Class S	NII	$0.2134
Voya Global Equity Portfolio
Class ADV	NII	$0.2037
Class I	NII	$0.2468
Class S	NII	$0.2268
Class S2	NII	$0.2102
Class T	NII	$0.1917
Voya Government Money Market Portfolio
Class I	NII	$0.0008
Class S	NII	$0.0000*
All Classes	STCG	$0.0009
Voya Growth and Income Portfolio
Class ADV	NII	$0.4313
Class I	NII	$0.5670
Class S	NII	$0.4909
Class S2	NII	$0.4573
All Classes	LTCG	$2.3748
Portfolio Name	Type	Per Share Amount
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3585
Class I	NII	$0.4049
Class S	NII	$0.3813
Class S2	NII	$0.3673
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0938
Class R6	NII	$0.0938
Class S	NII	$0.0397
All Classes	STCG	$0.0050
All Classes	LTCG	$1.8933

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
*
Amount rounds to $0.0000.

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	51.31%
Voya Global Equity Portfolio	46.21%
Voya Growth and Income Portfolio	100.00%
Voya Small Company Portfolio	99.97%
For the year ended December 31, 2016, 100% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Government Money Market Portfolio	$2,549
Voya Growth and Income Portfolio	$282,190,501
Voya Small Company Portfolio	$55,067,592
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
102

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director/Trustee	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
103

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director/Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/Trustee	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April
					2009 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

104

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
105

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

106

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors/Trustees (the “Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Government Money Market Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (“Adviser”) and the Portfolios, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors/Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Directors/Trustees, voted to renew the
Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors/Trustees, voted to renew the Management Contracts and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors/Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors/Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of

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some Directors/Trustees and the appointment and election of new Directors/Trustees. In addition, the Independent Directors/Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average and/or median, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Directors/Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors/Trustees and sets out a blueprint pursuant to which the Independent Directors/Trustees request, and Management provides, certain information that the Independent Directors/Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors/Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors/Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors/Trustees’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Directors/Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Directors/Trustees and provided to the Board, K&L Gates and/or

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independent consultants that assisted the Independent Directors/Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Portfolio) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors/Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Registrants’ Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specific class of shares generally was selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that

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may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the
Registrants’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional

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data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors/Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.

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Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya
Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year and ten-year periods. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its

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Morningstar category average for all periods presented, with the exception of the one-year period, during which it equaled; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Portfolio (formerly, Voya Global Value Advantage Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection had on the Portfolio’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher assets levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the third quintile for the ten-year period. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection and sector allocation had on the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio’s performance; (2) the Portfolio’s portfolio management team changed in May 2015 and December 2015; (3) Management’s discussion of the Portfolio’s favorable performance during certain periods; (4) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective; and (5) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; and
(3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date, one-year and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board

114

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

115

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1216-022017)

Annual Report
December 31, 2016
Classes I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

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Voya Index Plus MidCap Portfolio

■
Voya Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
3

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	20.5%
Financials	14.6%
Health Care	13.4%
Consumer Discretionary	11.8%
Industrials	10.1%
Consumer Staples	9.6%
Energy	7.3%
Utilities	3.4%
Real Estate	2.7%
Materials	2.7%
Telecommunication Services	2.5%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, James Ying, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 10.27% compared to the S&P 500® Index, which returned 11.96% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P 500® Index due to a combination of unfavorable stock selection and sector allocation. On the sector level, stock selection within the energy and industrials sectors detracted the most value. The Portfolio’s allocation to cash, although within typical range, was also a drag on performance. By contrast, stock selection was strongest within the health care and real estate sectors. On an individual stock level basis, key detractors for the period include overweight positions in Gilead Sciences, Inc. and Philip Morris International Inc. and not owning benchmark name NVIDIA Corporation. Among the key contributors for the period were overweight positions in Quanta Services, Inc. and Nucor Corporation and an underweight position in Allergan plc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Apple, Inc.	3.9%
Microsoft Corp.	3.0%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.4%
Facebook, Inc.	2.0%
Chevron Corp.	1.9%
AT&T, Inc.	1.9%
Amazon.com, Inc.	1.8%
Wells Fargo & Co.	1.7%
Home Depot, Inc.	1.6%
Portfolio holdings are subject to change daily.
and are favored by investors. The Portfolio also utilizes fundamental equity research to select companies that would outperform the Index and that are uncorrelated to our quantitative models. This approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

*
Effective May 1, 2016, James Ying was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class I	10.27%	14.01%	5.95%
Class S	9.99%	13.73%	5.68%
S&P 500® Index	11.96%	14.66%	6.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

5

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	16.8%
Information Technology	16.8%
Industrials	15.7%
Consumer Discretionary	12.0%
Real Estate	10.0%
Health Care	8.5%
Materials	6.5%
Utilities	5.3%
Consumer Staples	3.9%
Energy	3.2%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 18.14% compared to the S&P MidCap 400® Index, which returned 20.74% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P MidCap 400® Index due to unfavorable stock selection. On the sector level, stock selection was weakest within the information technology and real estate sectors. The Portfolio’s allocation to cash, although within typical range, was also a drag on performance. By contrast, Portfolio holdings within the consumer discretionary and materials sector had the largest positive impact on relative performance. On an individual stock level basis, key contributors include overweight positions in Steel Dynamics, Inc. and Intersil Corporation, and underweight position in California Resources Corp. Among the key detractors for the period were overweight positions in Abercrombie & Fitch Co. and Flowers Foods, and not owning benchmark name Advanced Micro Devices, Inc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

SVB Financial Group	1.2%
Packaging Corp. of America	1.1%
Signature Bank	1.1%
Toro Co.	1.0%
Everest Re Group Ltd.	1.0%
Huntington Ingalls Industries, Inc.	1.0%
ARRIS International PLC	1.0%
Idexx Laboratories, Inc.	1.0%
Broadridge Financial Solutions, Inc. ADR	1.0%
Brunswick Corp.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
and are favored by investors. The Portfolio also utilizes fundamental equity research to select companies that would outperform the Index and that are uncorrelated to our quantitative models. This approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

*
Effective May 1, 2016, Kai Yee Wong was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class I	18.14%	15.02%	7.73%
Class S	17.83%	14.73%	7.46%
S&P MidCap 400® Index	20.74%	15.33%	9.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

7

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Industrials	18.1%
Financials	17.2%
Information Technology	15.0%
Consumer Discretionary	14.2%
Health Care	12.4%
Real Estate	6.1%
Materials	5.9%
Energy	3.7%
Consumer Staples	2.4%
Utilities	2.3%
Telecommunication Services	1.3%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 27.32% compared to the S&P SmallCap 600® Index, which returned 26.56% for the same period.
Portfolio Review: For the reporting year, the Portfolio outperformed the S&P SmallCap 600® Index due to strong stock selection. On the sector level, stock selection within the consumer discretionary and health care sectors contributed the most to relative performance. By contrast, Portfolio holdings within the financials and materials sectors had the largest negative impact. The Portfolio’s allocation to cash, although within typical range, was also a drag on performance. On an individual security level basis, overweight positions in KapStone Paper and Packaging Corporation and Children’s Place, Inc., and not owning benchmark name Stone Energy Corporation, were among the top contributors for the period. Key detractors include underweight positions in Chemours Co. and AK Steel Holding Corporation, and an overweight position in Integer Holdings Corporation.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Sterling Bancorp/DE	1.0%
CACI International, Inc.	1.0%
Masimo Corp.	1.0%
Great Western Bancorp, Inc.	0.9%
MKS Instruments, Inc.	0.9%
Evercore Partners, Inc.	0.9%
Tetra Tech, Inc.	0.9%
Selective Insurance Group	0.9%
Cardtronics plc	0.9%
Barnes Group, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also utilizes fundamental equity research to select companies that would outperform the Index and that are uncorrelated to our quantitative models. This approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

*
Effective May 1, 2016, Kai Yee Wong was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
8

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class I	27.32%	15.82%	7.05%
Class S	27.01%	15.54%	6.79%
S&P SmallCap 600® Index	26.56%	16.62%	9.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,077.50	0.44%	$2.30	$1,000.00	$1,022.92	0.44%	$2.24
Class S	1,000.00	1,076.20	0.69	3.60	1,000.00	1,021.67	0.69	3.51
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$1,117.50	0.49%	$2.61	$1,000.00	$1,022.67	0.49%	$2.49
Class S	1,000.00	1,116.00	0.74	3.94	1,000.00	1,021.42	0.74	3.76
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,189.10	0.50%	$2.75	$1,000.00	$1,022.62	0.50%	$2.54
Class S	1,000.00	1,188.30	0.75	4.13	1,000.00	1,021.37	0.75	3.81

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Variable Portfolios, Inc.
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2016, and the respective related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2017
11

Statements of Assets and Liabilities as of December 31, 2016

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$771,242,722	$656,448,762	$321,795,278
Short-term investments at fair value**	12,583,494	18,658,372	14,249,248
Total investments at fair value	$783,826,216	$675,107,134	$336,044,526
Cash	742	424	93
Cash collateral for futures	288,435	186,310	120,600
Receivables:
Investment securities sold	11,884,300	—	5,093,720
Fund shares sold	7,679,688	190,640	42,069
Dividends	818,736	1,067,321	271,625
Prepaid expenses	2,778	2,488	1,129
Other assets	74,330	49,757	25,375
Total assets	804,575,225	676,604,074	341,599,137
LIABILITIES:
Payable for investment securities purchased	18,357,370	—	5,796,351
Payable for fund shares redeemed	665,324	103,679	115,337
Payable upon receipt of securities loaned	2,654,494	10,829,372	9,274,248
Payable for investment management fees	268,071	257,365	125,635
Payable for distribution and shareholder service fees	22,197	22,217	17,608
Payable for directors fees	3,583	3,102	1,420
Payable to directors under the deferred compensation plan (Note 6)	74,330	49,757	25,375
Other accrued expenses and liabilities	134,310	141,548	58,751
Total liabilities	22,179,679	11,407,040	15,414,725
NET ASSETS	$782,395,546	$665,197,034	$326,184,412
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$667,953,643	$534,607,961	$236,004,010
Undistributed net investment income	12,858,256	7,854,991	2,524,397
Accumulated net realized gain	14,395,994	40,767,001	26,200,875
Net unrealized appreciation	87,187,653	81,967,081	61,455,130
NET ASSETS	$782,395,546	$665,197,034	$326,184,412
+ Including securities loaned at value	$2,600,072	$10,592,227	$9,054,724
* Cost of investments in securities	$684,070,854	$574,371,273	$260,279,464
** Cost of short-term investments	$12,583,494	$18,658,372	$14,249,248
Class I
Net assets	$678,266,899	$561,057,280	$243,530,457
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	28,033,753	25,658,807	9,048,360
Net asset value and redemption price per share	$24.19	$21.87	$26.91
Class S
Net assets	$104,128,647	$104,139,754	$82,653,955
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,338,323	4,832,282	3,103,784
Net asset value and redemption price per share	$24.00	$21.55	$26.63
See Accompanying Notes to Financial Statements
12

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,361,128	$9,771,538	$3,731,723
Securities lending income, net	87,584	208,878	406,819
Total investment income	16,448,712	9,980,416	4,138,542
EXPENSES:
Investment management fees	3,225,296	3,102,083	1,419,638
Distribution and shareholder service fees:
Class S	263,488	251,161	189,431
Transfer agent fees	892	676	419
Shareholder reporting expense	65,796	80,376	38,886
Professional fees	54,279	52,306	27,491
Custody and accounting expense	80,083	73,104	33,067
Directors fees	21,501	18,613	8,518
Miscellaneous expense	33,586	39,761	18,154
Total expenses	3,744,921	3,618,080	1,735,604
Net waived and reimbursed fees	(322,527)	(279,186)	(127,767)
Net expenses	3,422,394	3,338,894	1,607,837
Net investment income	13,026,318	6,641,522	2,530,705
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,690,041	41,136,930	25,918,424
Futures	758,778	1,237,872	522,376
Net realized gain	41,448,819	42,374,802	26,440,800
Net change in unrealized appreciation (depreciation) on:
Investments	18,353,177	55,487,306	41,495,306
Futures	34,891	(65,698)	(39,247)
Net change in unrealized appreciation (depreciation)	18,388,068	55,421,608	41,456,059
Net realized and unrealized gain	59,836,887	97,796,410	67,896,859
Increase in net assets resulting from operations	$72,863,205	$104,437,932	$70,427,564
* Foreign taxes withheld	$83,954	$—	$787
See Accompanying Notes to Financial Statements
13

Statements of Changes in Net Assets

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$13,026,318	$12,407,359	$6,641,522	$6,110,938
Net realized gain	41,448,819	51,270,163	42,374,802	60,179,164
Net change in unrealized appreciation (depreciation)	18,388,068	(57,674,616)	55,421,608	(76,686,811)
Increase (decrease) in net assets resulting from operations	72,863,205	6,002,906	104,437,932	(10,396,709)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(10,809,595)	(9,833,495)	(5,342,632)	(5,175,436)
Class S	(1,522,802)	(1,620,104)	(767,459)	(760,762)
Net realized gains:
Class I	—	—	(49,733,332)	(76,949,367)
Class S	—	—	(9,821,479)	(16,110,252)
Total distributions	(12,332,397)	(11,453,599)	(65,664,902)	(98,995,817)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	135,466,784	7,722,329	11,923,509	10,401,332
Reinvestment of distributions	12,332,397	11,453,599	65,664,902	98,995,817
	147,799,181	19,175,928	77,588,411	109,397,149
Cost of shares redeemed	(100,880,917)	(107,976,335)	(67,135,634)	(84,382,459)
Net increase (decrease) in net assets resulting from capital share transactions	46,918,264	(88,800,407)	10,452,777	25,014,690
Net increase (decrease) in net assets	107,449,072	(94,251,100)	49,225,807	(84,377,836)
NET ASSETS:
Beginning of year or period	674,946,474	769,197,574	615,971,227	700,349,063
End of year or period	$782,395,546	$674,946,474	$665,197,034	$615,971,227
Undistributed net investment income at end of year or period	$12,858,256	$12,202,655	$7,854,991	$6,042,190
See Accompanying Notes to Financial Statements
14

Statements of Changes in Net Assets

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$2,530,705	$2,234,994
Net realized gain	26,440,800	31,163,196
Net change in unrealized appreciation (depreciation)	41,456,059	(42,400,609)
Increase (decrease) in net assets resulting from operations	70,427,564	(9,002,419)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,780,955)	(1,956,235)
Class S	(456,101)	(544,211)
Net realized gains:
Class I	(5,776,000)	—
Class S	(2,170,037)	—
Total distributions	(10,183,093)	(2,500,446)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,297,947	5,950,928
Reinvestment of distributions	10,183,093	2,500,446
	24,481,040	8,451,374
Cost of shares redeemed	(33,857,766)	(40,482,272)
Net decrease in net assets resulting from capital share transactions	(9,376,726)	(32,030,898)
Net increase (decrease) in net assets	50,867,745	(43,533,763)
NET ASSETS:
Beginning of year or period	275,316,667	318,850,430
End of year or period	$326,184,412	$275,316,667
Undistributed net investment income at end of year or period	$2,524,397	$2,201,048

See Accompanying Notes to Financial Statements
15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class I
12-31-16	22.32	0.42•	1.83	2.25	0.38	—	—	0.38	—	24.19	10.27	0.49	0.44	0.44	1.85	678,267	96
12-31-15	22.48	0.39•	(0.19)	0.20	0.36	—	—	0.36	—	22.32	0.84	0.49	0.44	0.44	1.74	565,257	66
12-31-14	20.05	0.33•	2.41	2.74	0.31	—	—	0.31	—	22.48	13.86	0.44	0.44	0.44	1.58	639,454	72
12-31-13	15.37	0.28•	4.72	5.00	0.32	—	—	0.32	—	20.05	32.92	0.44	0.44	0.44	1.60	601,491	80
12-31-12	13.64	0.27•	1.70	1.97	0.24	—	—	0.24	—	15.37	14.45	0.45	0.45	0.45	1.84	516,227	166
Class S
12-31-16	22.14	0.36•	1.82	2.18	0.32	—	—	0.32	—	24.00	9.99	0.74	0.69	0.69	1.59	104,129	96
12-31-15	22.29	0.33•	(0.18)	0.15	0.30	—	—	0.30	—	22.14	0.63	0.74	0.69	0.69	1.49	109,690	66
12-31-14	19.89	0.28•	2.38	2.66	0.26	—	—	0.26	—	22.29	13.54	0.69	0.69	0.69	1.33	129,744	72
12-31-13	15.24	0.24•	4.68	4.92	0.27	—	—	0.27	—	19.89	32.67	0.69	0.69	0.69	1.35	136,884	80
12-31-12	13.53	0.23•	1.68	1.91	0.20	—	—	0.20	—	15.24	14.11	0.70	0.70	0.70	1.59	127,156	166
Voya Index Plus MidCap Portfolio
Class I
12-31-16	20.74	0.23	3.18	3.41	0.22	2.06	—	2.28	—	21.87	18.14	0.54	0.49	0.49	1.11	561,057	99
12-31-15	24.58	0.22	(0.45)	(0.23)	0.23	3.38	—	3.61	—	20.74	(1.79)	0.54	0.49	0.49	0.94	513,583	90
12-31-14	23.62	0.21•	1.95	2.16	0.19	1.01	—	1.20	—	24.58	9.56	0.49	0.49	0.49	0.89	577,230	72
12-31-13	17.76	0.17•	5.92	6.09	0.23	—	—	0.23	—	23.62	34.56	0.49	0.49	0.49	0.81	588,001	66
12-31-12	15.22	0.21•	2.48	2.69	0.15	—	—	0.15	—	17.76	17.70	0.50	0.50	0.50	1.24	491,445	164
Class S
12-31-16	20.46	0.19	3.12	3.31	0.16	2.06	—	2.22	—	21.55	17.83	0.79	0.74	0.74	0.86	104,140	99
12-31-15	24.29	0.15•	(0.44)	(0.29)	0.16	3.38	—	3.54	—	20.46	(2.06)	0.79	0.74	0.74	0.69	102,389	90
12-31-14	23.35	0.15•	1.93	2.08	0.13	1.01	—	1.14	—	24.29	9.30	0.74	0.74	0.74	0.63	123,119	72
12-31-13	17.56	0.12•	5.85	5.97	0.18	—	—	0.18	—	23.35	34.23	0.74	0.74	0.74	0.56	135,017	66
12-31-12	15.05	0.17•	2.44	2.61	0.10	—	—	0.10	—	17.56	17.38	0.75	0.75	0.75	0.99	117,845	164
Voya Index Plus SmallCap Portfolio
Class I
12-31-16	21.97	0.23	5.57	5.80	0.20	0.66	—	0.86	—	26.91	27.32	0.55	0.50	0.50	0.95	243,530	60
12-31-15	22.90	0.19•	(0.92)	(0.73)	0.20	—	—	0.20	—	21.97	(3.21)	0.55	0.50	0.50	0.81	199,425	46
12-31-14	21.86	0.18•	1.00	1.18	0.14	—	—	0.14	—	22.90	5.44	0.50	0.50	0.50	0.84	226,277	40
12-31-13	15.48	0.13•	6.43	6.56	0.18	—	—	0.18	—	21.86	42.70	0.49	0.49	0.49	0.70	243,564	55
12-31-12	13.85	0.16•	1.55	1.71	0.08	—	—	0.08	—	15.48	12.38	0.51	0.51	0.51	1.06	176,644	144
Class S
12-31-16	21.74	0.16•	5.53	5.69	0.14	0.66	—	0.80	—	26.63	27.01	0.80	0.75	0.75	0.70	82,654	60
12-31-15	22.66	0.13•	(0.91)	(0.78)	0.14	—	—	0.14	—	21.74	(3.47)	0.80	0.75	0.75	0.55	75,891	46
12-31-14	21.62	0.13•	1.00	1.13	0.09	—	—	0.09	—	22.66	5.24	0.75	0.75	0.75	0.59	92,574	40
12-31-13	15.32	0.08•	6.36	6.44	0.14	—	—	0.14	—	21.62	42.28	0.74	0.74	0.74	0.45	106,112	55
12-31-12	13.70	0.12•	1.54	1.66	0.04	—	—	0.04	—	15.32	12.14	0.76	0.76	0.76	0.82	87,102	144

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
16

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2016.
Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2016, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of  $6,550,950, $6,262,650 and $2,397,480, respectively. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2016.
I. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2016, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$720,034,076	$674,520,240
Index Plus MidCap	609,103,318	655,687,725
Index Plus SmallCap	168,576,053	185,256,119
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%
The Investment Adviser is contractually obligated to waive a portion of the management fee of each Portfolio equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION FEES
Class S shares of the Portfolios have a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Index Plus LargeCap	12.73%
	Index Plus MidCap	14.49
	Index Plus SmallCap	23.82
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	67.08
	Index Plus MidCap	79.03
	Index Plus SmallCap	67.23
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Portfolios did not utilize the line of credit during the year ended December 31, 2016.

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12/31/2016	5,889,758	—	492,016	(3,671,127)	2,710,647	133,785,971	—	10,809,595	(83,644,702)	60,950,864
12/31/2015	281,977	—	429,410	(3,834,876)	(3,123,489)	6,238,383	—	9,833,495	(85,608,944)	(69,537,066)
Class S
12/31/2016	75,718	—	69,757	(761,840)	(616,365)	1,680,813	—	1,522,802	(17,236,215)	(14,032,600)
12/31/2015	65,979	—	71,213	(1,002,079)	(864,887)	1,483,946	—	1,620,104	(22,367,391)	(19,263,341)
Index Plus MidCap
Class I
12/31/2016	546,959	—	2,907,918	(2,563,988)	890,889	11,248,489	—	55,075,964	(51,688,087)	14,636,366
12/31/2015	359,898	—	3,727,862	(2,799,056)	1,288,704	8,083,037	—	82,124,803	(63,045,403)	27,162,437
Class S
12/31/2016	33,589	—	566,253	(772,560)	(172,718)	675,020	—	10,588,938	(15,447,547)	(4,183,589)
12/31/2015	106,835	—	774,966	(945,262)	(63,461)	2,318,295	—	16,871,014	(21,337,056)	(2,147,747)
Index Plus SmallCap
Class I
12/31/2016	576,338	—	347,766	(952,637)	(28,533)	13,959,364	—	7,556,954	(21,835,173)	(318,855)
12/31/2015	210,461	—	84,430	(1,097,809)	(802,918)	4,767,988	—	1,956,235	(25,111,023)	(18,386,800)
Class S
12/31/2016	14,321	—	121,919	(523,717)	(387,477)	338,583	—	2,626,139	(12,022,593)	(9,057,871)
12/31/2015	53,577	—	23,702	(671,983)	(594,704)	1,182,940	—	544,211	(15,371,249)	(13,644,098)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following is a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Index Plus LargeCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$1,682,831	$(1,682,831)	$—
UBS Securities LLC.	917,241	(917,241)	—
Total	$2,600,072	$(2,600,072)	$—

(1)
Collateral with a fair value of  $2,654,494 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$1,206,886	$(1,206,886)	$—
Deutsche Bank Securities Inc.	930,755	(930,755)	—
Goldman, Sachs & Co.	1,772,467	(1,772,467)	—
HSBC Bank PLC	943,017	(943,017)	—
Jefferies LLC	815,529	(815,529)	—
Morgan Stanley & Co. LLC	59,168	(59,168)	—
RBC Dominion Securities Inc	2,991,234	(2,991,234)	—
SG Americas Securities, LLC	1,873,171	(1,873,171)	—
Total	$10,592,227	$(10,592,227)	$—

(1)
Collateral with a fair value of  $10,829,372 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$312,287	$(312,287)	$—
Citigroup Global Markets Inc.	292,845	(292,845)	—
Credit Suisse Securities (USA) LLC	149,678	(149,678)	—
Goldman, Sachs & Co.	185,791	(185,791)	—
J.P. Morgan Securities LLC	708,494	(708,494)	—
Janney Montgomery Scott LLC	361,104	(361,104)	—
Morgan Stanley & Co. LLC	3,667,043	(3,667,043)	—
National Financial Services LLC	2,413,957	(2,413,957)	—
RBC Dominion Securities Inc	474,180	(474,180)	—
SG Americas Securities, LLC	156,903	(156,903)	—
Scotia Capital (USA) INC	54,422	(54,422)	—
UBS Securities LLC.	32,853	(32,853)	—
Wells Fargo Securities LLC	245,167	(245,167)	—
Total	$9,054,724	$(9,054,724)	$—

(1)
Collateral with a fair value of  $9,274,248 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Index Plus LargeCap	$(5)	$(38,320)	$38,325
Index Plus MidCap	—	1,281,370	(1,281,370)
Index Plus SmallCap	—	29,700	(29,700)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$12,332,397	$—	$11,453,599	$—
Index Plus MidCap	6,052,538	59,612,364	17,813,399	81,182,418
Index Plus SmallCap	2,237,056	7,946,037	2,500,446	—
The tax-basis components of distributable earnings as of December 31, 2016 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Plus LargeCap	$12,989,845	$15,257,526	$86,326,121
Index Plus MidCap	11,355,629	38,134,136	81,169,060
Index Plus SmallCap	3,873,317	25,034,957	61,307,983

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

At December 31, 2016, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Management Fee Waiver: The Investment Adviser’s obligation to waive a portion of each Portfolio’s management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets will expire on May 1, 2017. The termination of this obligation was approved by the Board on January 12, 2017.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.8%
19,033	@	Amazon.com, Inc.	$14,272,276	1.8
176,646		Comcast Corp. – Class A	12,197,406	1.6
92,786		Home Depot, Inc.	12,440,747	1.6
266,854		Interpublic Group of Cos., Inc.	6,247,052	0.8
81,809		McDonald’s Corp.	9,957,791	1.3
644,057		Other Securities(a)	37,018,576	4.7
			92,133,848	11.8
		Consumer Staples: 9.6%
84,970		Kraft Heinz Co.	7,419,580	1.0
114,066		PepsiCo, Inc.	11,934,726	1.5
121,579		Philip Morris International, Inc.	11,123,263	1.4
146,283		Wal-Mart Stores, Inc.	10,111,081	1.3
586,297		Other Securities	34,728,911	4.4
			75,317,561	9.6
		Energy: 7.3%
126,579		Chevron Corp.	14,898,348	1.9
111,395		Exxon Mobil Corp.	10,054,513	1.3
103,196		Valero Energy Corp.	7,050,351	0.9
548,786		Other Securities	25,439,055	3.2
			57,442,267	7.3
		Financials: 14.6%
41,741	@	Affiliated Managers Group, Inc.	6,064,967	0.8
63,493		Aon PLC	7,081,374	0.9
532,990		Bank of America Corp.	11,779,079	1.5
43,391	@	Berkshire Hathaway, Inc. – Class B	7,071,865	0.9
126,832		Citigroup, Inc.	7,537,626	1.0
99,367		Discover Financial Services	7,163,367	0.9
215,621		JPMorgan Chase & Co.	18,605,936	2.4
88,121		T. Rowe Price Group, Inc.	6,631,987	0.8
240,190		Wells Fargo & Co.	13,236,871	1.7
688,664		Other Securities	29,006,008	3.7
			114,179,080	14.6
		Health Care: 13.4%
53,498		Amgen, Inc.	7,821,943	1.0
21,919	@	Biogen, Inc.	6,215,790	0.8
105,112	@	Centene Corp.	5,939,879	0.8
107,311		Gilead Sciences, Inc.	7,684,541	1.0
10,989	@	Intuitive Surgical, Inc.	6,968,894	0.9
162,852		Johnson & Johnson	18,762,179	2.4
206,309		Merck & Co., Inc.	12,145,411	1.6
228,017		Pfizer, Inc.	7,405,992	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
74,669		UnitedHealth Group, Inc.	$11,950,027	1.5
400,615		Other Securities	19,522,204	2.5
			104,416,860	13.4
		Industrials: 10.1%
59,872		Boeing Co.	9,320,873	1.2
137,029		Delta Air Lines, Inc.	6,740,456	0.9
121,399		Fortive Corp.	6,510,628	0.8
84,764		Ingersoll-Rand PLC - Class A	6,360,691	0.8
31,947		Northrop Grumman Corp.	7,430,233	1.0
182,294	@	Quanta Services, Inc.	6,352,946	0.8
96,991		Waste Management, Inc.	6,877,632	0.9
512,332		Other Securities	29,166,172	3.7
			78,759,631	10.1
		Information Technology: 20.5%
7,777	@	Alphabet, Inc. - Class A	6,162,884	0.8
11,942	@	Alphabet, Inc. - Class C	9,217,074	1.2
263,186		Apple, Inc.	30,482,203	3.9
389,420		Cisco Systems, Inc.	11,768,272	1.5
85,642	@	Electronic Arts, Inc.	6,745,164	0.9
139,953	@	Facebook, Inc.	16,101,593	2.0
299,683		Intel Corp.	10,869,502	1.4
384,823		Microsoft Corp.	23,912,901	3.0
115,554		Texas Instruments, Inc.	8,431,975	1.1
708,767		Other Securities(a)	36,801,400	4.7
			160,492,968	20.5
		Materials: 2.7%
145,556		Dow Chemical Co.	8,328,715	1.1
180,421		Other Securities	12,605,394	1.6
			20,934,109	2.7
		Real Estate: 2.7%
42,560		Simon Property Group, Inc.	7,561,635	0.9
462,509		Other Securities	13,849,063	1.8
			21,410,698	2.7
		Telecommunication Services: 2.5%
339,284		AT&T, Inc.	14,429,748	1.9
92,291		Other Securities	4,926,494	0.6
			19,356,242	2.5
		Utilities: 3.4%
205,096		Exelon Corp.	7,278,857	0.9
64,592		NextEra Energy, Inc.	7,716,161	1.0
299,930		Other Securities	11,804,440	1.5
			26,799,458	3.4
		Total Common Stock (Cost $684,070,854)	771,242,722	98.6

See Accompanying Notes to Financial Statements
28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc: 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.1
654,494	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $654,530, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $667,584, due 01/15/17-08/20/66)	654,494	0.1
		2,654,494	0.3
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.3%
9,929,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $9,929,000)	$9,929,000	1.3
	Total Short-Term Investments (Cost $12,583,494)	12,583,494	1.6
	Total Investments in Securities (Cost $696,654,348)	$783,826,216	100.2
	Liabilities in Excess of Other Assets	(1,430,670)	(0.2)
	Net Assets	$782,395,546	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $697,500,095.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$98,621,994
Gross Unrealized Depreciation	(12,295,873)
Net Unrealized Appreciation	$86,326,121

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$771,242,722	$—	$—	$771,242,722
Short-Term Investments	9,929,000	2,654,494	—	12,583,494
Total Investments, at fair value	$781,171,722	$2,654,494	$—	$783,826,216

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Other Financial Instruments+
Futures	15,785	—	—	15,785
Total Assets	$781,187,507	$2,654,494	$—	$783,842,001

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	67	03/17/17	$7,491,270	$15,785
			$7,491,270	$15,785

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$15,785
Total Asset Derivatives		$15,785

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$758,778
Total	$758,778

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$34,891
Total	$34,891

See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 12.0%
94,826		Big Lots, Inc.	$4,761,214	0.7
116,028		Brunswick Corp.	6,328,167	0.9
132,614		CalAtlantic Group, Inc.	4,510,202	0.7
85,347		Cheesecake Factory	5,110,578	0.8
37,287		Domino’s Pizza, Inc.	5,937,582	0.9
269,848		Gentex Corp.	5,313,307	0.8
54,864		Pool Corp.	5,724,510	0.9
1,115,102		Other Securities(a)	41,966,370	6.3
			79,651,930	12.0
		Consumer Staples: 3.9%
48,114		Ingredion, Inc.	6,012,325	0.9
429,336		Other Securities	20,048,704	3.0
			26,061,029	3.9
		Energy: 3.2%
300,454		QEP Resources, Inc.	5,531,358	0.8
676,402		Other Securities	15,793,171	2.4
			21,324,529	3.2
		Financials: 16.8%
94,436		Chemical Financial Corp.	5,115,598	0.8
31,786		Everest Re Group Ltd.	6,878,490	1.0
137,916		First American Financial Corp.	5,051,863	0.8
31,412		MarketAxess Holdings, Inc.	4,615,051	0.7
110,656		PacWest Bancorp	6,024,113	0.9
48,617		Reinsurance Group of America, Inc.	6,117,477	0.9
49,816	@	Signature Bank	7,482,363	1.1
46,734	@	SVB Financial Group	8,022,359	1.2
1,963,849		Other Securities(a)	62,422,005	9.4
			111,729,319	16.8
		Health Care: 8.5%
61,139	@	Charles River Laboratories International, Inc.	4,658,180	0.7
116,962		Healthsouth Corp.	4,823,513	0.7
55,366	@	Idexx Laboratories, Inc.	6,492,771	1.0
84,208	@	VCA, Inc.	5,780,879	0.9
39,391	@	WellCare Health Plans, Inc.	5,399,718	0.8
493,901		Other Securities(a)	29,488,167	4.4
			56,643,228	8.5
		Industrials: 15.7%
54,690		Clarcor, Inc.	4,510,284	0.7
60,628		Curtiss-Wright Corp.	5,963,370	0.9
36,926		Huntington Ingalls Industries, Inc.	6,801,400	1.0
56,150		IDEX Corp.	5,056,869	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
242,584	@	JetBlue Airways Corp.	$5,438,733	0.8
58,177		Manpowergroup, Inc.	5,170,190	0.8
47,516		MSC Industrial Direct Co.	4,390,003	0.6
46,755		Nordson Corp.	5,238,898	0.8
74,158		Regal-Beloit Corp.	5,135,442	0.8
128,759		Timken Co.	5,111,732	0.8
123,210		Toro Co.	6,893,600	1.0
697,562		Other Securities(a)	44,884,693	6.7
			104,595,214	15.7
		Information Technology: 16.8%
216,078	@	ARRIS International PLC	6,510,430	1.0
79,036	@	Arrow Electronics, Inc.	5,635,267	0.9
67,734		Belden, Inc.	5,064,471	0.8
97,848		Broadridge Financial Solutions, Inc. ADR	6,487,323	1.0
217,496	@	Ciena Corp.	5,309,077	0.8
41,286		Fair Isaac Corp.	4,922,117	0.7
236,984	@	Integrated Device Technology, Inc.	5,583,343	0.8
56,813		Monolithic Power Systems, Inc.	4,654,689	0.7
1,494,680		Other Securities	67,376,998	10.1
			111,543,715	16.8
		Materials: 6.5%
236,876		Commercial Metals Co.	5,159,159	0.8
89,119		Packaging Corp. of America	7,559,073	1.1
141,670		Steel Dynamics, Inc.	5,040,619	0.8
584,136		Other Securities(a)	25,562,756	3.8
			43,321,607	6.5
		Real Estate: 10.0%
177,688	@	Communications Sales & Leasing, Inc.	4,515,052	0.7
145,421		LaSalle Hotel Properties	4,430,978	0.7
1,773,944		Other Securities	57,532,087	8.6
			66,478,117	10.0
		Utilities: 5.3%
81,860		Black Hills Corp.	5,021,292	0.8
186,059		Great Plains Energy, Inc.	5,088,714	0.8
101,858		National Fuel Gas Co.	5,769,237	0.9
136,526		UGI Corp.	6,291,118	0.9
262,979		Other Securities	12,929,713	1.9
			35,100,074	5.3
		Total Common Stock (Cost $574,371,273)	656,448,762	98.7

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 1.6%
2,572,003	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,572,144, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,623,443, due 01/25/17-10/20/66)	$2,572,003	0.4
2,572,003	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $2,572,152, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $2,623,443, due 12/01/17-01/01/47)	2,572,003	0.4
2,572,003	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,572,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,623,443, due 03/02/17-02/01/49)	2,572,003	0.4
541,360	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $541,390, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $552,187, due 10/31/18-11/30/22)	541,360	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,572,003	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,572,144, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,623,443, due 01/15/17-08/20/66)	$2,572,003	0.4
		10,829,372	1.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
7,829,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $7,829,000)	7,829,000	1.2
	Total Short-Term Investments (Cost $18,658,372)	18,658,372	2.8
	Total Investments in Securities (Cost $593,029,645)	$675,107,134	101.5
	Liabilities in Excess of Other Assets	(9,910,100)	(1.5)
	Net Assets	$665,197,034	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $593,938,075.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$93,705,400
Gross Unrealized Depreciation	(12,536,341)
Net Unrealized Appreciation	$81,169,059

See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$656,448,762	$—	$—	$656,448,762
Short-Term Investments	7,829,000	10,829,372	—	18,658,372
Total Investments, at fair value	$664,277,762	$10,829,372	$—	$675,107,134
Liabilities Table
Other Financial Instruments+
Futures	$(110,408)	$—	$—	$(110,408)
Total Liabilities	$(110,408)	$—	$—	$(110,408)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	31	03/17/17	$5,143,210	$(110,408)
			$5,143,210	$(110,408)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$110,408
Total Liability Derivatives		$110,408

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,237,872
Total	$1,237,872

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(65,698)
Total	$(65,698)

See Accompanying Notes to Financial Statements
33

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 14.2%
108,242	@	Boyd Gaming Corp.	$2,183,241	0.7
76,189		Caleres, Inc.	2,500,523	0.8
26,849		Childrens Place Retail Stores, Inc.	2,710,406	0.8
49,802	@	Dave & Buster’s Entertainment, Inc.	2,803,853	0.9
65,960	@	Five Below, Inc.	2,635,762	0.8
32,548		Marriott Vacations Worldwide Corp.	2,761,698	0.8
1,040,336		Other Securities(a)	30,719,766	9.4
			46,315,249	14.2
		Consumer Staples: 2.4%
204,769		Other Securities(a)	7,943,494	2.4
		Energy: 3.7%
63,713	@	Carrizo Oil & Gas, Inc.	2,379,681	0.8
87,827	@	Unit Corp.	2,359,911	0.7
434,650		Other Securities(a)	7,250,612	2.2
			11,990,204	3.7
		Financials: 17.2%
37,764		Banner Corp.	2,107,609	0.6
43,655		Evercore Partners, Inc.	2,999,099	0.9
71,478		Great Western Bancorp, Inc.	3,115,726	0.9
90,925		Home Bancshares, Inc./Conway AR	2,524,987	0.8
58,510		Horace Mann Educators Corp.	2,504,228	0.8
67,065		Selective Insurance Group	2,887,148	0.9
40,932		Simmons First National Corp.	2,543,924	0.8
137,676		Sterling Bancorp/DE	3,221,618	1.0
1,296,366		Other Securities(a)	34,282,944	10.5
			56,187,283	17.2
		Health Care: 12.4%
65,298	@	Air Methods Corp.	2,079,741	0.6
59,894	@	AMN Healthcare Services, Inc.	2,302,924	0.7
46,877	@	Masimo Corp.	3,159,510	1.0
87,651	@	Merit Medical Systems, Inc.	2,322,752	0.7
1,010,757		Other Securities(a)	30,599,773	9.4
			40,464,700	12.4
		Industrials: 18.1%
63,178		ABM Industries, Inc.	2,580,190	0.8
15,367		Allegiant Travel Co.	2,557,069	0.8
45,547	@	Atlas Air Worldwide Holdings, Inc.	2,375,276	0.7
59,619		Barnes Group, Inc.	2,827,133	0.9
33,155		CIRCOR International, Inc.	2,151,096	0.7
66,865		Healthcare Services Group, Inc.	2,619,102	0.8
31,397		Insperity, Inc.	2,227,617	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
63,654		Knight Transportation, Inc.	$2,103,765	0.6
63,706	@	On Assignment, Inc.	2,813,257	0.9
58,647		Simpson Manufacturing Co., Inc.	2,565,806	0.8
69,118		Tetra Tech, Inc.	2,982,442	0.9
87,131	@	TrueBlue, Inc.	2,147,779	0.6
25,936		Universal Forest Products, Inc.	2,650,140	0.8
37,807		Watts Water Technologies, Inc.	2,465,016	0.7
560,617		Other Securities(a)	24,122,049	7.4
			59,187,737	18.1
		Information Technology: 15.0%
86,211	@	Bottomline Technologies de, Inc.	2,156,999	0.7
25,595	@	CACI International, Inc.	3,181,458	1.0
52,694	@	Cardtronics plc	2,875,511	0.9
17,605	@	Coherent, Inc.	2,418,663	0.7
51,380	@	Electronics for Imaging, Inc.	2,253,527	0.7
51,639		MKS Instruments, Inc.	3,067,357	0.9
66,249	@	Sanmina Corp.	2,428,026	0.7
57,203	@	Synchronoss Technologies, Inc.	2,190,875	0.7
83,408	@	Veeco Instruments, Inc.	2,431,343	0.8
635,426		Other Securities	25,908,885	7.9
			48,912,644	15.0
		Materials: 5.9%
94,015	@	Boise Cascade Co.	2,115,337	0.7
56,080		HB Fuller Co.	2,709,225	0.8
103,161		KapStone Paper and Packaging Corp.	2,274,700	0.7
421,755		Other Securities(a)	11,993,388	3.7
			19,092,650	5.9
		Real Estate: 6.1%
182,657		DiamondRock Hospitality Co.	2,106,035	0.7
35,960		EastGroup Properties, Inc.	2,655,287	0.8
140,470		Summit Hotel Properties, Inc.	2,251,734	0.7
434,108		Other Securities	12,764,260	3.9
			19,777,316	6.1
		Telecommunication Services: 1.3%
109,407		Other Securities	4,330,428	1.3
		Utilities: 2.3%
41,643		Allete, Inc.	2,673,064	0.8
83,124		Other Securities	4,920,509	1.5
			7,593,573	2.3
		Total Common Stock (Cost $260,279,464)	321,795,278	98.6

See Accompanying Notes to Financial Statements
34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 2.9%
2,202,668	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,202,791, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,246,849, due 12/31/17-10/20/46)	$2,202,668	0.7
2,202,668	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,202,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,246,721, due 01/25/17-10/20/66)	2,202,668	0.7
2,202,668	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,202,794, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,246,721, due 03/02/17-02/01/49)	2,202,668	0.7
463,576	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $463,601, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $472,848, due 10/31/18-11/30/22)	463,576	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,202,668	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,202,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,246,721, due 01/15/17-08/20/66)	$2,202,668	0.7
		9,274,248	2.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
4,975,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $4,975,000)	4,975,000	1.5
	Total Short-Term Investments (Cost $14,249,248)	14,249,248	4.4
	Total Investments in Securities (Cost $274,528,712)	$336,044,526	103.0
	Liabilities in Excess of Other Assets	(9,860,114)	(3.0)
	Net Assets	$326,184,412	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2016 (continued)

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $274,736,544.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,706,579
Gross Unrealized Depreciation	(7,398,597)
Net Unrealized Appreciation	$61,307,982

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$321,795,278	$—	$—	$321,795,278
Short-Term Investments	4,975,000	9,274,248	—	14,249,248
Total Investments, at fair value	$326,770,278	$9,274,248	$—	$336,044,526
Liabilities Table
Other Financial Instruments+
Futures	$(60,685)	$—	$—	$(60,685)
Total Liabilities	$(60,685)	$—	$—	$(60,685)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	40	03/17/17	$2,713,800	$(60,685)
			$2,713,800	$(60,685)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$60,685
Total Liability Derivatives		$60,685

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$522,376
Total	$522,376

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(39,247)
Total	$(39,247)

See Accompanying Notes to Financial Statements
37

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class I	NII	$0.3842
Class S	NII	$0.3210
Voya Index Plus MidCap Portfolio
Class I	NII	$0.2192
Class S	NII	$0.1589
All Classes	LTCG	$2.0611
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2023
Class S	NII	$0.1379
All Classes	LTCG	$0.6561

NII – Net investment income
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	100.00%
Voya Index Plus MidCap Portfolio	99.99%
Voya Index Plus SmallCap Portfolio	99.99%
The Portfolios designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus MidCap Portfolio	$59,612,364
Voya Index Plus SmallCap Portfolio	$7,946,037
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
38

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
39

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December
2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
					(March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

40

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer,
Voya Investments Distributor, LLC (April 2010 – Present).
Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
41

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments,
LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President,
Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Formerly Managing Paralegal, Registration Statements
(June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

42

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors.
At its October 18, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30,
2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Directors have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis)
about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the

45

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
With respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s performance and the total return of such index during these time periods, but also considered the performance of the Portfolio relative to the applicable Morningstar category or Selected Peer Group.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered that, although the Portfolios do not have advisory fee breakpoints, they have fee waivers and expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture

47

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Index Plus LargeCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year and five-year periods, and the third quintile for the year-to-date and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus MidCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date, one-year and three-year periods, and the third quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is

48

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus SmallCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, the third quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

49

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1216-021417)

Annual Report
December 31, 2016
Classes ADV, I, S and S2
Voya Variable Product Index Funds
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Voya Australia Index Portfolio

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Voya Emerging Markets Index Portfolio

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Voya Euro STOXX 50® Index Portfolio

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Voya FTSE 100 Index® Portfolio

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Voya Hang Seng Index Portfolio

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Voya International Index Portfolio

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Voya Japan TOPIX Index® Portfolio

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Voya Russell™ Large Cap Growth Index Portfolio

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Voya Russell™ Large Cap Index Portfolio

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Voya Russell™ Large Cap Value Index Portfolio

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Voya Russell™ Mid Cap Growth Index Portfolio

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Voya Russell™ Mid Cap Index Portfolio

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Voya Russell™ Small Cap Index Portfolio

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Voya U.S. Bond Index Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Benchmark Descriptions (continued)

Index	Description
Standard & Poor’s ASX 200 Index	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float adjusted, covering approximately 80% of Australian equity market capitalization.
Tokyo Stock Price Index	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

Portfolio Managers’ Report	Voya Australia Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	37.9%
Materials	16.0%
Real Estate	8.4%
Consumer Staples	6.8%
Industrials	6.5%
Health Care	6.2%
Consumer Discretionary	4.8%
Telecommunication Services	4.4%
Energy	4.2%
Utilities	2.6%
Information Technology	1.2%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 10.71% compared to the S&P ASX 200 Index, which returned 11.27% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by principally investing in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.
The top performing sectors for the year were materials, utilities and energy. By contrast, the bottom performing sectors for the year were telecommunication services, health care and consumer staples.
Current Outlook and Strategy: The Portfolio invests principally in common stocks and employs a “passive management”
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Commonwealth Bank of Australia	9.4%
Westpac Banking Corp.	7.3%
Australia & New Zealand Banking Group Ltd.	5.9%
National Australia Bank Ltd.	5.4%
BHP Billiton Ltd.	5.3%
Telstra Corp., Ltd.	4.0%
Wesfarmers Ltd.	3.2%
CSL Ltd.	3.0%
Woolworths Ltd.	2.1%
Macquarie Group Ltd.	2.0%
Portfolio holdings are subject to change daily.
approach designed to track the performance of the S&P ASX 200 Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Australia Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Class I March 2, 2011
Class I	10.71%	3.64%	0.80%
S&P ASX 200 Index	11.27%	4.33%	1.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Australia Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	23.7%
Information Technology	22.5%
Consumer Discretionary	10.0%
Energy	7.7%
Materials	7.1%
Consumer Staples	6.9%
Telecommunication Services	5.7%
Industrials	5.6%
Utilities	2.7%
Real Estate	2.5%
Health Care	2.4%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 10.66% compared to the MSCI Emerging Markets Index (“MSCI EM Index”), which returned 11.19% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM Index. The Portfolio attempts to track the MSCI EM Index by investing in most of the stocks that make up the MSCI EM Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM Index. The Portfolio may not always hold all of the same securities as the MSCI EM Index.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4%
Tencent Holdings Ltd.	3.4%
Alibaba Group Holding Ltd. ADR	2.4%
China Mobile Ltd.	1.6%
China Construction Bank	1.6%
Naspers Ltd.	1.6%
Baidu, Inc. ADR	1.1%
Industrial & Commercial Bank of China	1.1%
HON HAI Precision Industry Co., Ltd.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
On an absolute basis, the largest positive contributions were made by stocks based in Brazil, Taiwan and Russia, while the largest negative contributions were made by stocks based in China, India and Mexico. The top individual contributors were Samsung Electronics, Taiwan Semiconductor Manufacturing and Tencent Holdings, while the largest individual detractors were China Life Insurance Co., Baidu, Inc. and Ping An Insurance Company of China.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change —because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 year	Since Inception of Classes I and S December 19, 2011
Class I	10.48%	-0.28%	0.35%
Class S	10.66%	-0.40%	0.21%
MSCI EM Index	11.19%	1.28%	1.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Euro STOXX 50® Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	21.5%
Industrials	14.1%
Consumer Discretionary	11.4%
Consumer Staples	10.7%
Health Care	10.1%
Energy	7.2%
Materials	6.7%
Information Technology	6.6%
Telecommunication Services	5.3%
Utilities	4.5%
Real Estate	1.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 0.78% compared to the EURO STOXX 50® Index, which returned 0.70% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the performance of the EURO STOXX 50® Index by principally investing in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.
The top performing sectors were energy, industrials, and materials. Conversely, the bottom performing sectors were utilities, health care, and telecommunication services.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Total S.A.	5.5%
Siemens AG	4.4%
Sanofi	4.0%
Bayer AG	3.7%
SAP SE	3.6%
BASF SE	3.6%
Anheuser-Busch InBev SA/NV	3.3%
Banco Santander SA	3.2%
Allianz SE	3.2%
Daimler AG	3.2%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Euro STOXX 50® Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	0.16%	5.69%	1.95%
Class I	0.78%	6.24%	2.47%
EURO STOXX 50® Index	0.70%	5.99%	2.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya FTSE 100 Index® Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	20.6%
Consumer Staples	16.2%
Energy	15.5%
Health Care	10.6%
Consumer Discretionary	9.2%
Materials	9.2%
Industrials	7.0%
Telecommunication Services	4.6%
Utilities	4.2%
Real Estate	1.2%
Information Technology	0.9%
Assets in Excess of Other Liabilities	0.8%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of  -1.17% compared to the FTSE 100 Index®, which returned -0.17% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by principally investing in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.
On the sector level, the weakest performing sectors were the telecommunication services and real estate sectors. Conversely, the strongest performing sectors for the year were the energy and materials sectors.
Current Outlook and Strategy: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

HSBC Holdings PLC	7.2%
Royal Dutch Shell PLC - Class A	5.4%
BP PLC	5.3%
Royal Dutch Shell PLC - Class B	4.8%
British American Tobacco PLC	4.7%
GlaxoSmithKline PLC	4.2%
AstraZeneca PLC	3.1%
Vodafone Group PLC	2.9%
Diageo PLC	2.9%
Reckitt Benckiser Group PLC	2.4%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the FTSE 100 Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya FTSE 100 Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-1.67%	3.09%	4.77%
Class I	-1.17%	3.59%	5.28%
FTSE 100 Index®	-0.17%	4.20%	5.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Hang Seng Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	47.5%
Information Technology	11.3%
Real Estate	10.6%
Telecommunication Services	7.8%
Energy	7.0%
Utilities	5.6%
Industrials	5.5%
Consumer Discretionary	2.9%
Consumer Staples	1.6%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 3.07% compared to the Hang Seng Index, which returned 4.26% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by principally investing in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.
The top performing sectors for the year on an absolute basis were energy, information technology and consumer discretionary. Conversely, the bottom performing sectors were industrials, consumer staples, and telecommunication services.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

HSBC Holdings PLC	10.6%
Tencent Holdings Ltd.	10.1%
China Construction Bank	9.0%
AIA Group Ltd.	7.3%
China Mobile Ltd.	7.0%
Industrial & Commercial Bank of China	4.8%
Bank of China Ltd.	3.8%
CK Hutchison Holdings Ltd.	3.3%
Hong Kong Exchanges and Clearing Ltd.	3.0%
Ping An Insurance Group Co. of China Ltd.	2.8%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the Hang Seng Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Hang Seng Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 4, 2009
Class ADV	2.85%	5.90%	5.61%
Class I	3.35%	6.41%	6.13%
Class S	3.07%	6.14%	5.86%
Hang Seng Index	4.26%	7.54%	7.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya International Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	20.4%
Industrials	13.6%
Consumer Discretionary	12.1%
Consumer Staples	10.8%
Health Care	10.3%
Materials	7.6%
Energy	5.3%
Information Technology	5.2%
Telecommunication Services	4.4%
Real Estate	3.6%
Utilities	3.3%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 0.55% compared to the MSCI EAFE® Index, which returned 1.00% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Nestle S.A.	1.8%
Novartis AG	1.3%
Roche Holding AG	1.3%
HSBC Holdings PLC	1.3%
Toyota Motor Corp.	1.2%
Royal Dutch Shell PLC - Class A	1.0%
BP PLC	0.9%
Total S.A.	0.9%
Royal Dutch Shell PLC - Class B	0.9%
British American Tobacco PLC	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The top performing sectors were energy and materials. In contrast, the bottom performing sectors were health care and telecommunication services. The strongest performing countries were New Zealand and Norway while Denmark and Italy were the worst performing countries.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	0.37%	5.76%	0.30%	—
Class I	0.83%	6.27%	0.81%	—
Class S	0.55%	6.01%	0.54%	—
Class S2	0.37%	5.84%	—	9.41%
MSCI EAFE® Index	1.00%	6.53%	1.08%	10.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Japan TOPIX Index® Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Industrials	21.5%
Consumer Discretionary	19.8%
Financials	13.7%
Information Technology	10.4%
Consumer Staples	8.5%
Health Care	6.9%
Materials	6.9%
Telecommunication Services	5.5%
Real Estate	3.2%
Utilities	1.9%
Energy	0.9%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index®”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 3.58% compared to the TOPIX Index®, which returned 3.70% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by principally investing in most of the stocks that make up the TOPIX Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.
The top performing sectors for the period were telecommunication services, materials, and energy. Conversely, the bottom
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Toyota Motor Corp.	3.7%
Mitsubishi UFJ Financial Group, Inc.	2.4%
Nippon Telegraph & Telephone Corp.	1.8%
Sumitomo Mitsui Financial Group, Inc.	1.6%
SoftBank Group Corp.	1.5%
Honda Motor Co., Ltd.	1.4%
KDDI Corp.	1.3%
Mizuho Financial Group, Inc.	1.2%
Japan Tobacco, Inc.	1.1%
Sony Corp.	1.0%
Portfolio holdings are subject to change daily.
performing sectors were utilities, health care, and real estate.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the TOPIX Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Japan TOPIX Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	2.92%	7.63%	4.55%
Class I	3.58%	8.20%	5.08%
TOPIX Index®	3.70%	8.82%	5.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Japan TOPIX Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	34.3%
Consumer Discretionary	19.5%
Health Care	16.2%
Consumer Staples	10.2%
Industrials	9.6%
Materials	3.0%
Financials	2.0%
Real Estate	2.0%
Telecommunication Services	1.5%
Energy	0.3%
Utilities	0.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 6.31% compared to the Russell Top 200® Growth Index, which returned 6.95% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
Health care, real estate and consumer staples were the worst performing sectors, while telecommunication services, utilities, and industrials were the top performing sectors.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Apple, Inc.	7.4%
Microsoft Corp.	6.0%
Amazon.com, Inc.	3.7%
Facebook, Inc.	3.3%
Alphabet, Inc. - Class A	2.9%
Alphabet, Inc. - Class C	2.9%
Walt Disney Co.	2.2%
Home Depot, Inc.	2.1%
Comcast Corp. – Class A	2.0%
UnitedHealth Group, Inc.	1.9%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	6.13%	—	—	4.84%
Class I	6.57%	14.41%	15.20%	—
Class S	6.31%	14.13%	14.91%	—
Russell Top 200® Growth Index	6.95%	14.94%	15.76%	5.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	22.4%
Financials	15.7%
Health Care	14.7%
Consumer Discretionary	11.3%
Consumer Staples	10.3%
Industrials	9.3%
Energy	7.6%
Telecommunication Services	3.2%
Materials	2.2%
Utilities	1.9%
Real Estate	1.2%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 10.74% compared to the Russell Top 200® Index, which returned 11.33% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
The top performing sectors were telecommunication services, energy, and financials. Conversely, the bottom performing sectors were health care, real estate, and consumer staples.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Apple, Inc.	4.1%
Microsoft Corp.	3.1%
Exxon Mobil Corp.	2.5%
Johnson & Johnson	2.0%
JPMorgan Chase & Co.	2.1%
Berkshire Hathaway, Inc. – Class B	2.0%
Amazon.com, Inc.	1.9%
General Electric Co.	1.9%
AT&T, Inc.	1.7%
Facebook, Inc.	1.7%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	10.45%	13.74%	7.80%	—
Class I	10.95%	14.31%	8.35%	—
Class S	10.74%	14.03%	8.08%	—
Class S2	10.53%	13.86%	—	16.24%
Russell Top 200® Index	11.33%	14.67%	8.71%	17.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	29.3%
Energy	14.7%
Health Care	12.7%
Consumer Staples	10.0%
Information Technology	9.5%
Industrials	8.7%
Telecommunication Services	4.9%
Utilities	3.8%
Consumer Discretionary	2.7%
Materials	1.4%
Real Estate	0.4%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 15.30% compared to the Russell Top 200® Value Index, which returned 16.20% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
Telecommunication services, energy, and financials were the top performing sectors, while real estate, health care, and consumer discretionary were the worst performing sectors.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Exxon Mobil Corp.	4.9%
JPMorgan Chase & Co.	4.1%
Berkshire Hathaway, Inc. – Class B	4.0%
AT&T, Inc.	3.4%
Johnson & Johnson	3.4%
Wells Fargo & Co.	3.3%
General Electric Co.	3.0%
Bank of America Corp.	2.9%
Chevron Corp.	2.9%
Procter & Gamble Co.	2.8%
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	15.10%	—	—	7.11%
Class I	15.64%	13.97%	14.01%	—
Class S	15.30%	13.67%	13.73%	—
Russell Top 200® Value Index	16.20%	14.40%	14.44%	8.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Consumer Discretionary	23.3%
Information Technology	21.6%
Health Care	14.8%
Industrials	14.7%
Consumer Staples	7.2%
Financials	5.4%
Materials	5.1%
Real Estate	4.6%
Energy	1.4%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 6.81% compared to the Russell Midcap® Growth Index, which returned 7.33% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
The top performing sectors were energy, materials, and financials. Conversely, the bottom performing sectors were health care, consumer discretionary, and real estate.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Nvidia Corp.	1.9%
O’Reilly Automotive, Inc.	1.0%
Ross Stores, Inc.	0.9%
Equinix, Inc.	0.9%
Zoetis, Inc.	0.9%
Intuitive Surgical, Inc.	0.9%
Fiserv, Inc.	0.8%
Autozone, Inc.	0.8%
Electronic Arts, Inc.	0.8%
Dollar General Corp.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes I, S and S2 May 1, 2009
Class I	7.11%	13.18%	15.50%
Class S	6.81%	12.90%	15.23%
Class S2	6.65%	12.73%	15.06%
Russell Midcap® Growth Index	7.33%	13.51%	15.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Consumer Discretionary	14.9%
Information Technology	14.4%
Industrials	13.4%
Financials	13.3%
Real Estate	9.6%
Health Care	8.8%
Energy	6.4%
Utilities	6.0%
Materials	5.5%
Consumer Staples	4.9%
Telecommunication Services	1.0%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 13.12% compared to the Russell Midcap® Index, which returned 13.80% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
The top performing sectors were energy, materials, and financials. The worst performing sectors were health care, consumer discretionary, and consumer staples.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Nvidia Corp.	0.9%
Johnson Controls International plc	0.6%
Synchrony Financial	0.5%
Baker Hughes, Inc.	0.5%
SunTrust Banks, Inc.	0.5%
ProLogis, Inc.	0.4%
Marriott International, Inc.	0.4%
Marathon Petroleum Corp.	0.4%
O'Reilly Automotive, Inc.	0.4%
Ross Stores, Inc.	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	12.86%	13.73%	9.16%	—
Class I	13.40%	14.30%	9.70%	—
Class S	13.12%	14.01%	9.42%	—
Class S2	12.99%	13.85%	—	18.98%
Russell Midcap® Index	13.80%	14.72%	10.08%	19.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	19.3%
Information Technology	16.5%
Industrials	14.3%
Consumer Discretionary	12.2%
Health Care	11.8%
Real Estate	7.7%
Materials	4.7%
Energy	3.6%
Utilities	3.5%
Consumer Staples	2.9%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 20.81% compared to the Russell 2000® Index, which returned 21.31% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.
The top performing sectors were materials, financials, and industrials. Conversely, the bottom performing sectors were
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

STERIS PLC	0.4%
Tyler Technologies, Inc.	0.3%
Dyax, Corp.	0.3%
CubeSmart	0.3%
Manhattan Associates, Inc.	0.3%
Neurocrine Biosciences, Inc.	0.3%
Anacor Pharmaceuticals, Inc.	0.3%
Casey’s General Stores, Inc.	0.3%
Piedmont Natural Gas Co.	0.3%
Vail Resorts, Inc.	0.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
health care, consumer discretionary, and telecommunication services.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	20.56%	13.77%	9.66%	—
Class I	21.11%	14.33%	10.20%	—
Class S	20.81%	14.05%	9.92%	—
Class S2	20.70%	13.90%	—	18.27%
Russell 2000® Index	21.31%	14.46%	10.39%	18.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Treasury Obligations	36.7%
U.S. Government Agency Obligations	28.6%
Corporate Bonds/Notes	25.7%
Foreign Government Bonds	2.8%
Commercial Mortgage-Backed Securities	1.9%
Municipal Bonds	1.0%
Asset-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.1%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC  — the Sub-Adviser.
Performance*: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 2.33% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 2.65% for the same period.
Portfolio Specifics**: The Portfolio is designed to perform similarly with the Index. The securities held in the Portfolio are a representative sample of the securities in the Index. The Portfolio remained slightly above its Index due to positive issue selection. Asset allocation was flat. Duration and curve position throughout the investment period was kept very close to that of the Index and had a minor positive impact to relative returns over the period.
Throughout the year Treasury Futures were used to manage duration. These holdings along with cash bonds lead our duration and curve management to be in line with the Index over the period. Credit default swaps, which when combined
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

United States Treasury Note, 2.000%, 11/15/26	2.5%
Ginnie Mae, 3.500%, 09/20/46	2.4%
Ginnie Mae, 3.000%, 01/15/43	2.1%
Freddie Mac, 3.500%, 07/15/41	1.5%
United States Treasury Note, 2.750%, 02/15/24	1.3%
Freddie Mac, 3.500%, 02/01/44	1.1%
United States Treasury Note, 2.750%, 11/15/23	1.1%
United States Treasury Note, 1.375%, 04/30/21	1.1%
Freddie Mac, 3.500%, 04/01/43	1.0%
United States Treasury Note, 1.750%, 11/30/21	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
with cash bonds, were also in line with the Index for the investment period.
Current Strategy and Outlook: Looking domestically, we believe the expectations of tax cuts, deregulation and fiscal policy will result in near-term acceleration of economic growth in the United States. This increase in incrementally higher nominal growth will likely lead to improved corporate revenues and earnings, creating a constructive environment for corporate credit and supporting tighter spreads. However, structural issues such as subdued productivity and the consumer’s ongoing aversion to leverage will continue to limit the upside of potential growth. While we expect near-term global inflationary pressures will continue to build, demographics and the persistent savings glut should keep inflation expectations contained over the long term.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Class I March 7, 2008	Since Inception of Classes ADV and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	1.87%	1.38%	—	3.13%	—
Class I	2.33%	1.88%	3.64%	—	—
Class S	2.10%	1.63%	—	3.37%	—
Class S2	1.97%	1.48%	—	—	3.39%
Bloomberg Barclays U.S. Aggregate Bond	2.65%	2.23%	4.06%	4.03%	4.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 21, 2012, the Portfolio was managed by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Australia Index Portfolio
Class I	$1,000.00	$1,053.70	0.48%	$2.48	$1,000.00	$1,022.72	0.48%	$2.44
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$1,032.40	0.57%	$2.91	$1,000.00	$1,022.27	0.57%	$2.90
Class S	1,000.00	1,035.80	0.82	4.20	1,000.00	1,021.01	0.82	4.17
Voya Euro STOXX 50® Index Portfolio
Class ADV	$1,000.00	$1,083.40	0.94%	$4.92	$1,000.00	$1,020.41	0.94%	$4.77
Class I	1,000.00	1,087.40	0.44	2.31	1,000.00	1,022.92	0.44	2.24
Voya FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$1,017.60	0.92%	$4.67	$1,000.00	$1,020.51	0.92%	$4.67
Class I	1,000.00	1,021.00	0.42	2.13	1,000.00	1,023.03	0.42	2.14
Voya Hang Seng Index Portfolio
Class ADV	$1,000.00	$1,049.50	1.16%	$5.98	$1,000.00	$1,019.30	1.16%	$5.89
Class I	1,000.00	1,052.60	0.66	3.41	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	1,051.00	0.91	4.69	1,000.00	1,020.56	0.91	4.62

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya International Index Portfolio
Class ADV	$1,000.00	$1,042.30	0.97%	$4.98	$1,000.00	$1,020.26	0.97%	$4.93
Class I	1,000.00	1,043.80	0.48	2.47	1,000.00	1,022.72	0.48	2.44
Class S	1,000.00	1,042.90	0.73	3.75	1,000.00	1,021.47	0.73	3.71
Class S2	1,000.00	1,041.90	0.88	4.52	1,000.00	1,020.71	0.88	4.47
Voya Japan TOPIX Index® Portfolio
Class ADV	$1,000.00	$1,064.30	0.93%	$4.83	$1,000.00	$1,020.46	0.93%	$4.72
Class I	1,000.00	1,066.60	0.43	2.23	1,000.00	1,022.97	0.43	2.19
Voya RussellTM Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,054.20	0.93%	$4.80	$1,000.00	$1,020.46	0.93%	$4.72
Class I	1,000.00	1,056.20	0.43	2.22	1,000.00	1,022.97	0.43	2.19
Class S	1,000.00	1,055.30	0.68	3.51	1,000.00	1,021.72	0.68	3.46
Voya RussellTM Large Cap Index Portfolio
Class ADV	$1,000.00	$1,076.80	0.87%	$4.54	$1,000.00	$1,020.76	0.87%	$4.42
Class I	1,000.00	1,079.40	0.37	1.93	1,000.00	1,023.28	0.37	1.88
Class S	1,000.00	1,077.90	0.62	3.24	1,000.00	1,022.02	0.62	3.15
Class S2	1,000.00	1,076.50	0.77	4.02	1,000.00	1,021.27	0.77	3.91
Voya RussellTM Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,099.90	0.89%	$4.70	$1,000.00	$1,020.66	0.89%	$4.52
Class I	1,000.00	1,102.30	0.39	2.06	1,000.00	1,023.18	0.39	1.98
Class S	1,000.00	1,100.80	0.64	3.38	1,000.00	1,021.92	0.64	3.25
Voya RussellTM Mid Cap Growth Index Portfolio
Class I	$1,000.00	$1,049.70	0.43%	$2.22	$1,000.00	$1,022.97	0.43%	$2.19
Class S	1,000.00	1,048.30	0.68	3.50	1,000.00	1,021.72	0.68	3.46
Class S2	1,000.00	1,047.20	0.83	4.27	1,000.00	1,020.96	0.83	4.22
Voya RussellTM Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,074.20	0.93%	$4.85	$1,000.00	$1,020.46	0.93%	$4.72
Class I	1,000.00	1,076.60	0.43	2.24	1,000.00	1,022.97	0.43	2.19
Class S	1,000.00	1,075.10	0.68	3.55	1,000.00	1,021.72	0.68	3.46
Class S2	1,000.00	1,074.50	0.83	4.33	1,000.00	1,020.96	0.83	4.22
Voya RussellTM Small Cap Index Portfolio
Class ADV	$1,000.00	$1,182.00	0.95%	$5.21	$1,000.00	$1,020.36	0.95%	$4.82
Class I	1,000.00	1,185.20	0.45	2.47	1,000.00	1,022.87	0.45	2.29
Class S	1,000.00	1,183.30	0.70	3.84	1,000.00	1,021.62	0.70	3.56
Class S2	1,000.00	1,182.90	0.85	4.66	1,000.00	1,020.86	0.85	4.32
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$969.60	0.90%	$4.46	$1,000.00	$1,020.61	0.90%	$4.57
Class I	1,000.00	972.20	0.40	1.98	1,000.00	1,023.13	0.40	2.03
Class S	1,000.00	970.80	0.65	3.22	1,000.00	1,021.87	0.65	3.30
Class S2	1,000.00	970.10	0.80	3.96	1,000.00	1,021.11	0.80	4.06

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Variable Portfolios, Inc.
We have audited the accompanying statements of assets and liabilities, including the summary portfolios and portfolios of investments, of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 21, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$140,904,043	$511,545,714	$401,719,926	$294,329,835
Short-term investments at fair value**	2,568,196	14,881,133	4,721,640	—
Total investments at fair value	$143,472,239	$526,426,847	$406,441,566	$294,329,835
Cash	157	410	1,737,272	640,359
Cash collateral for futures	62,754	398,192	762,287	537,200
Foreign currencies at value***	520,611	658,523	5,222	450,098
Foreign cash collateral for futures****	143,716	—	364,154	259,350
Receivables:
Fund shares sold	2,888	8,071,336	19,728	5,699
Dividends	303,685	1,347,524	237,969	640,017
Foreign tax reclaims	—	—	718,316	8,215
Unrealized appreciation on forward foreign currency contracts	1,178	—	29,598	2,778
Prepaid expenses	462	2,076	1,735	1,358
Other assets	2,730	7,331	10,734	8,381
Total assets	144,510,420	536,912,239	410,328,581	296,883,290
LIABILITIES:
Payable for investment securities purchased	30,160	42	—	—
Payable for fund shares redeemed	17,546	600,662	44,360	34,987
Payable upon receipt of securities loaned	1,995,196	7,298,133	4,721,640	—
Unrealized depreciation on forward foreign currency contracts	6,096	—	10,060	20,016
Payable for investment management fees	42,374	176,621	117,648	87,375
Payable for distribution and shareholder service fees	—	—	9,276	2,026
Payable for directors fees	534	2,726	2,267	1,504
Payable to directors under the deferred compensation plan (Note 6)	2,730	7,331	10,734	8,381
Other accrued expenses and liabilities	62,350	362,982	235,209	115,049
Total liabilities	2,156,986	8,448,497	5,151,194	269,338
NET ASSETS	$142,353,434	$528,463,742	$405,177,387	$296,613,952
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$178,662,701	$629,584,453	$406,446,942	$291,136,879
Undistributed net investment income	4,736,318	9,905,933	14,972,386	10,857,769
Accumulated net realized gain (loss)	(31,890,948)	(82,092,043)	(29,998,234)	1,559,009
Net unrealized appreciation (depreciation)	(9,154,637)	(28,934,601)	13,756,293	(6,939,705)
NET ASSETS	$142,353,434	$528,463,742	$405,177,387	$296,613,952
+ Including securities loaned at value	$1,886,386	$6,908,791	$4,486,064	$—
* Cost of investments in securities	$150,076,707	$540,303,606	$387,984,365	$301,297,153
** Cost of short-term investments	$2,568,196	$14,881,133	$4,721,640	$—
*** Cost of foreign currencies	$523,397	$659,188	$26,482	$451,149
**** Cost of foreign cash collateral for futures	$143,716	$—	$364,154	$259,350
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
Class ADV
Net assets	n/a	n/a	$22,343,380	$4,826,349
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	2,356,286	557,076
Net asset value and redemption price per share	n/a	n/a	$9.48	$8.66
Class I
Net assets	$142,353,434	$528,460,876	$382,834,007	$291,787,603
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,761,499	55,285,569	39,974,185	33,370,675
Net asset value and redemption price per share	$8.01	$9.56	$9.58	$8.74
Class S
Net assets	n/a	$2,866	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$9.55	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$94,377,548	$1,278,743,774	$290,089,192	$557,514,956
Short-term investments at fair value**	569,246	53,038,302	3,217,027	9,649,149
Total investments at fair value	$94,946,794	$1,331,782,076	$293,306,219	$567,164,105
Cash	218	1,707	1,590,107	339
Cash collateral for futures	274,709	1,947,482	359,006	287,809
Foreign currencies at value***	151,104	426,009	30,687	—
Foreign cash collateral for futures****	58,932	—	130,280	—
Receivables:
Investment securities sold	—	353,862	239,878	—
Fund shares sold	1,429	9,754,905	5,761	107,141
Dividends	34	1,346,754	352,230	507,769
Foreign tax reclaims	—	2,083,081	307	—
Unrealized appreciation on forward foreign currency contracts	1,356	—	—	—
Prepaid expenses	298	5,505	1,539	2,251
Reimbursement due from manager	—	58,112	—	—
Other assets	2,280	54,154	7,492	9,640
Total assets	95,437,154	1,347,813,647	296,023,506	568,079,054
LIABILITIES:
Payable for fund shares redeemed	221,418	1,106,131	35,801	341,438
Payable upon receipt of securities loaned	554,246	20,883,302	3,217,027	1,957,149
Unrealized depreciation on forward foreign currency contracts	320	—	14,111	—
Payable for investment management fees	40,986	512,312	88,366	190,746
Payable for distribution and shareholder service fees	5,962	303,625	4,751	59,460
Payable for directors fees	432	6,479	1,624	2,802
Payable to directors under the deferred compensation plan (Note 6)	2,280	54,154	7,492	9,640
Other accrued expenses and liabilities	60,518	485,756	88,926	55,539
Total liabilities	886,162	23,351,759	3,458,098	2,616,774
NET ASSETS	$94,550,992	$1,324,461,888	$292,565,408	$565,462,280
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$83,711,236	$1,437,658,178	$233,547,133	$296,319,888
Undistributed net investment income	1,026,783	33,507,334	6,072,077	6,744,015
Accumulated net realized gain (loss)	(3,950,620)	(153,503,276)	2,531,235	(218,676)
Net unrealized appreciation	13,763,593	6,799,652	50,414,963	262,617,053
NET ASSETS	$94,550,992	$1,324,461,888	$292,565,408	$565,462,280
+ Including securities loaned at value	$523,916	$19,826,388	$3,058,729	$1,917,858
* Cost of investments in securities	$80,620,542	$1,271,751,116	$239,689,033	$294,896,433
** Cost of short-term investments	$569,246	$53,038,302	$3,217,027	$9,649,149
*** Cost of foreign currencies	$150,926	$427,036	$30,174	$—
**** Cost of foreign cash collateral for futures	$58,932	$—	$130,280	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
Net assets	$905,110	$692,196,503	$10,944,067	$3,258
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	71,089	80,228,499	1,048,818	121
Net asset value and redemption price per share	$12.73	$8.63	$10.43	$27.04
Class I
Net assets	$68,222,565	$557,787,804	$281,621,341	$284,193,991
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,324,782	63,314,995	26,648,266	10,431,181
Net asset value and redemption price per share	$12.81	$8.81	$10.57	$27.24
Class S
Net assets	$25,423,317	$73,053,634	n/a	$281,265,031
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,988,542	8,350,675	n/a	10,378,507
Net asset value and redemption price per share	$12.78	$8.75	n/a	$27.10
Class S2
Net assets	n/a	$1,423,947	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	163,476	n/a	n/a
Net asset value and redemption price per share	n/a	$8.71	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$832,625,746	$428,082,510	$291,551,641	$1,935,015,447
Investments in affiliates at fair value**	—	—	—	2,504,942
Short-term investments at fair value***	4,363,235	7,824,389	18,673,245	77,983,262
Total investments at fair value	$836,988,981	$435,906,899	$310,224,886	$2,015,503,651
Cash	117	132	876	73
Cash collateral for futures	142,753	337,855	181,528	1,438,883
Receivables:
Investment securities sold	—	—	—	535,317
Fund shares sold	104,945	93,912	9,419	756,458
Dividends	1,021,389	666,584	193,647	2,922,739
Foreign tax reclaims	—	344	—	—
Prepaid expenses	3,189	1,622	1,446	7,782
Reimbursement due from manager	6,106	—	7,058	10,745
Other assets	61,841	4,928	6,648	44,160
Total assets	838,329,321	437,012,276	310,625,508	2,021,219,808
LIABILITIES:
Payable for investment securities purchased	—	—	—	799,111
Payable for fund shares redeemed	1,459,848	126,521	201,238	5,907,455
Payable upon receipt of securities loaned	1,805,235	338,389	14,284,245	41,112,262
Payable for investment management fees	248,733	131,875	101,420	688,289
Payable for distribution and shareholder service fees	138,503	71,563	61,475	150,275
Payable for directors fees	3,984	1,999	1,541	9,720
Payable to directors under the deferred compensation plan (Note 6)	61,841	4,928	6,648	44,160
Other accrued expenses and liabilities	87,496	23,847	120,959	203,727
Total liabilities	3,805,640	699,122	14,777,526	48,914,999
NET ASSETS	$834,523,681	$436,313,154	$295,847,982	$1,972,304,809
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$484,741,114	$341,856,545	$188,210,001	$975,084,917
Undistributed net investment income	12,955,060	8,351,785	2,052,354	27,483,472
Accumulated net realized gain (loss)	(138,226,588)	(4,637,513)	(735,108)	121,207,760
Net unrealized appreciation	475,054,095	90,742,337	106,320,735	848,528,660
NET ASSETS	$834,523,681	$436,313,154	$295,847,982	$1,972,304,809
+ Including securities loaned at value	$1,769,061	$331,621	$13,915,642	$40,062,275
* Cost of investments in securities	$357,571,750	$337,337,221	$185,156,025	$1,086,345,538
** Cost of investments in affiliates	$—	$—	$—	$2,115,520
*** Cost of short-term investments	$4,363,235	$7,824,389	$18,673,245	$77,983,262
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
Class ADV
Net assets	$34,465,991	$3,350	n/a	$158,644,767
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,015,936	161	n/a	10,844,722
Net asset value and redemption price per share	$17.10	$20.81	n/a	$14.63
Class I
Net assets	$220,227,866	$97,341,453	$9,833,647	$1,432,809,688
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,650,922	4,634,097	344,951	95,238,764
Net asset value and redemption price per share	$17.41	$21.01	$28.51	$15.04
Class S
Net assets	$578,599,531	$338,968,351	$284,538,958	$364,384,225
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	33,468,882	16,248,793	10,009,003	24,483,701
Net asset value and redemption price per share	$17.29	$20.86	$28.43	$14.88
Class S2
Net assets	$1,230,293	n/a	$1,475,377	$16,466,129
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	69,346	n/a	51,972	1,119,588
Net asset value and redemption price per share	$17.74	n/a	$28.39	$14.71
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$775,597,946	$3,253,586,793
Short-term investments at fair value**	71,276,661	392,728,283
Total investments at fair value	$846,874,607	$3,646,315,076
Cash	7,873	721,128
Cash collateral for futures	1,127,043	7,050
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	1,694,000
Receivables:
Investment securities sold	—	109,086
Fund shares sold	499,515	3,755,654
Dividends	954,286	2,944
Interest	—	18,885,799
Prepaid expenses	2,923	15,672
Reimbursement due from manager	5,596	19,669
Other assets	25,176	87,711
Total assets	849,497,019	3,671,613,789
LIABILITIES:
Payable for investment securities purchased	—	16,271,732
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	202,389,972
Payable for fund shares redeemed	3,113,862	14,087,585
Payable upon receipt of securities loaned	48,490,661	94,906,851
Payable for investment management fees	290,481	1,078,618
Payable for distribution and shareholder service fees	103,174	65,316
Payable for directors fees	3,629	17,621
Payable to directors under the deferred compensation plan (Note 6)	25,176	87,711
Other accrued expenses and liabilities	101,709	377,471
Total liabilities	52,128,692	329,282,877
NET ASSETS	$797,368,327	$3,342,330,912
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$446,067,542	$3,301,160,625
Undistributed net investment income	7,863,774	8,621,581
Accumulated net realized gain	55,871,147	2,980,436
Net unrealized appreciation	287,565,864	29,568,270
NET ASSETS	$797,368,327	$3,342,330,912
+ Including securities loaned at value	$47,035,914	$92,914,128
* Cost of investments in securities	$487,631,939	$3,224,643,889
** Cost of short-term investments	$71,276,661	$392,105,332
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$98,457,963	$32,599,742
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	6,799,401	3,108,053
Net asset value and redemption price per share	$14.48	$10.49
Class I
Net assets	$412,050,070	$3,069,316,861
Shares authorized	100,000,000	700,000,000
Par value	$0.001	$0.001
Shares outstanding	27,628,838	291,424,517
Net asset value and redemption price per share	$14.91	$10.53
Class S
Net assets	$277,690,187	$237,454,989
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	18,785,069	22,612,805
Net asset value and redemption price per share	$14.78	$10.50
Class S2
Net assets	$9,170,107	$2,959,320
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	630,332	281,707
Net asset value and redemption price per share	$14.55	$10.50
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,542,288	$12,819,383	$16,640,231	$12,792,215
Interest, net of foreign taxes withheld*	1,654	13,654	—	132
Securities lending income, net	32,903	138,490	419,009	133,425
Total investment income	4,576,845	12,971,527	17,059,240	12,925,772
EXPENSES:
Investment management fees	746,821	3,543,933	3,174,017	2,103,981
Distribution and shareholder service fees:
Class ADV	—	—	130,938	27,998
Class S	—	26	—	—
Transfer agent fees	196	1,277	833	590
Shareholder reporting expense	6,150	17,989	16,662	9,140
Professional fees	12,696	52,748	27,159	18,359
Custody and accounting expense	87,810	663,438	164,400	92,135
Directors fees	3,201	16,357	13,603	9,017
License fee	15,043	163,571	136,034	56,066
Miscellaneous expense	14,954	26,616	31,240	23,261
Interest expense	3,989	17,475	5,588	7,884
Total expenses	890,860	4,503,430	3,700,474	2,348,431
Net waived and reimbursed fees	(373,409)	(1,363,048)	(1,587,000)	(1,051,985)
Net expenses	517,451	3,140,382	2,113,474	1,296,446
Net investment income	4,059,394	9,831,145	14,945,766	11,629,326
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,770,135)	(40,669,925)	21,471,881	6,039,663
Foreign currency related transactions	(40,835)	(10,396)	(516,611)	(1,023,969)
Futures	291,447	328,935	218,846	412,854
Net realized gain (loss)	(2,519,523)	(40,351,386)	21,174,116	5,428,548
Net change in unrealized appreciation (depreciation) on:
Investments	7,091,416	80,187,832	(31,620,237)	(21,458,812)
Foreign currency related transactions	(27,551)	19,505	8,384	70,245
Futures	(252,012)	(210,479)	102,886	(39,631)
Net change in unrealized appreciation (depreciation)	6,811,853	79,996,858	(31,508,967)	(21,428,198)
Net realized and unrealized gain (loss)	4,292,330	39,645,472	(10,334,851)	(15,999,650)
Increase (decrease) in net assets resulting from operations	$8,351,724	$49,476,617	$4,610,915	$(4,370,324)
* Foreign taxes withheld	$73,935	$1,727,268	$2,554,779	$200,700
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,124,833	$41,384,611	$6,609,605	$9,831,160
Securities lending income, net	3,257	789,293	94,783	91,297
Total investment income	3,128,090	42,173,904	6,704,388	9,922,457
EXPENSES:
Investment management fees	605,362	6,001,196	2,273,685	2,789,588
Distribution and shareholder service fees:
Class ADV	5,200	3,666,038	73,254	14
Class S	68,174	197,129	—	698,464
Class S2	—	9,303	—	—
Transfer agent fees	435	3,135	576	1,002
Shareholder reporting expense	6,538	72,050	11,007	39,528
Professional fees	10,724	69,670	23,351	34,404
Custody and accounting expense	76,526	512,507	165,362	43,920
Directors fees	2,593	38,872	9,744	16,810
License fee	34,592	388,730	19,485	—
Miscellaneous expense	11,623	81,485	22,537	28,002
Interest expense	731	191	8,171	2,213
Total expenses	822,498	11,040,306	2,607,172	3,653,945
Net waived and reimbursed fees	(172,961)	(996,987)	(1,136,836)	(560,332)
Net expenses	649,537	10,043,319	1,470,336	3,093,613
Net investment income	2,478,553	32,130,585	5,234,052	6,828,844
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,243,251)	(16,812,798)	8,939,350	16,720,919
Foreign currency related transactions	(13,906)	(490,684)	392,867	(2,120)
Futures	(74,306)	1,135,107	(865,434)	1,025,432
Net realized gain (loss)	(1,331,463)	(16,168,375)	8,466,783	17,744,231
Net change in unrealized appreciation (depreciation) on:
Investments	1,998,443	(10,463,592)	(5,810,654)	9,649,378
Foreign currency related transactions	784	(30,827)	6,531	—
Futures	26,873	(211,693)	140,368	15,026
Net change in unrealized appreciation (depreciation)	2,026,100	(10,706,112)	(5,663,755)	9,664,404
Net realized and unrealized gain (loss)	694,637	(26,874,487)	2,803,028	27,408,635
Increase in net assets resulting from operations	$3,173,190	$5,256,098	$8,037,080	$34,237,479
* Foreign taxes withheld	$134,528	$3,685,090	$737,999	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,854,039	$11,068,482	$3,805,818	$34,322,055
Dividends from affiliates	—	—	—	2,651
Securities lending income, net	98,212	11,937	189,783	864,715
Total investment income	17,952,251	11,080,419	3,995,601	35,189,421
EXPENSES:
Investment management fees	2,788,781	1,849,377	1,541,652	7,962,000
Distribution and shareholder service fees:
Class ADV	167,059	15	—	729,955
Class S	1,408,943	767,735	698,078	832,464
Class S2	4,513	—	5,903	74,143
Transfer agent fees	1,226	497	789	3,046
Shareholder reporting expense	42,090	22,568	25,620	76,295
Professional fees	43,898	14,274	38,796	84,301
Custody and accounting expense	91,500	46,021	73,200	216,464
Directors fees	23,904	11,994	9,250	58,319
Miscellaneous expense	47,048	25,880	32,930	94,672
Interest expense	530	3,443	825	12,770
Total expenses	4,619,492	2,741,804	2,427,043	10,144,429
Net waived and reimbursed fees	(75,173)	(399,838)	(390,166)	(114,223)
Net expenses	4,544,319	2,341,966	2,036,877	10,030,206
Net investment income	13,407,932	8,738,453	1,958,724	25,159,215
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,251,317	(2,124,230)	27,722,830	127,753,206
Affiliates	—	—	—	(198,353)
Foreign currency related transactions	(983)	—	—	—
Futures	1,863,860	704,983	516,291	5,070,586
Net realized gain (loss)	15,114,194	(1,419,247)	28,239,121	132,625,439
Net change in unrealized appreciation (depreciation) on:
Investments	54,447,718	49,312,168	(11,820,438)	86,183,349
Affiliates	—	—	—	369,708
Futures	13,837	64,490	(58,344)	(348,724)
Net change in unrealized appreciation (depreciation)	54,461,555	49,376,658	(11,878,782)	86,204,333
Net realized and unrealized gain	69,575,749	47,957,411	16,360,339	218,829,772
Increase in net assets resulting from operations	$82,983,681	$56,695,864	$18,319,063	$243,988,987
* Foreign taxes withheld	$3,450	$3,696	$286	$7,868
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,379,626	$52,023
Interest	—	86,540,625
Securities lending income, net	1,410,458	560,048
Total investment income	11,790,084	87,152,696
EXPENSES:
Investment management fees	3,121,139	13,387,387
Distribution and shareholder service fees:
Class ADV	412,933	150,720
Class S	612,553	668,427
Class S2	36,256	11,958
Transfer agent fees	1,779	4,585
Shareholder reporting expense	42,695	113,168
Professional fees	36,756	154,508
Custody and accounting expense	99,781	411,418
Directors fees	21,775	105,728
Miscellaneous expense	49,652	176,229
Interest expense	648	1,695
Total expenses	4,435,967	15,185,823
Net waived and reimbursed fees	(95,629)	(187,526)
Net expenses	4,340,338	14,998,297
Net investment income	7,449,746	72,154,399
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	56,348,984	14,114,828
Futures	1,252,501	(169,685)
Net realized gain	57,601,485	13,945,143
Net change in unrealized appreciation (depreciation) on:
Investments	76,836,043	1,250,859
Futures	(231,267)	(130,014)
Net change in unrealized appreciation (depreciation)	76,604,776	1,120,845
Net realized and unrealized gain	134,206,261	15,065,988
Increase in net assets resulting from operations	$141,656,007	$87,220,387
* Foreign taxes withheld	$1,990	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Australia Index Portfolio		Voya Emerging Markets Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$4,059,394	$6,857,388	$9,831,145	$11,331,410
Net realized (loss)	(2,519,523)	(18,947,369)	(40,351,386)	(26,949,785)
Net change in unrealized appreciation (depreciation)	6,811,853	(7,878,400)	79,996,858	(69,227,671)
Increase (decrease) in net assets resulting from operations	8,351,724	(19,968,381)	49,476,617	(84,846,046)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(133)	—	(54)
Class I	(7,529,762)	(9,771,538)	(11,483,688)	(12,673,939)
Class S	—	—	(347)	(60)
Class S2	—	—	—	(56)
Total distributions	(7,529,762)	(9,771,671)	(11,484,035)	(12,674,109)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,394,398	8,146,407	243,358,343	126,131,106
Reinvestment of distributions	7,529,762	9,771,538	11,483,976	12,673,940
	70,924,160	17,917,945	254,842,319	138,805,046
Cost of shares redeemed	(43,729,993)	(64,431,361)	(275,343,731)	(166,101,590)
Net increase (decrease) in net assets resulting from capital share transactions	27,194,167	(46,513,416)	(20,501,412)	(27,296,544)
Net increase (decrease) in net assets	28,016,129	(76,253,468)	17,491,170	(124,816,699)
NET ASSETS:
Beginning of year or period	114,337,305	190,590,773	510,972,572	635,789,271
End of year or period	$142,353,434	$114,337,305	$528,463,742	$510,972,572
Undistributed net investment income at end of year or period	$4,736,318	$7,312,488	$9,905,933	$11,450,798

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Euro STOXX 50® Index Portfolio		Voya FTSE 100 Index® Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$14,945,766	$11,963,059	$11,629,326	$14,115,034
Net realized gain	21,174,116	8,930,056	5,428,548	8,503,880
Net change in unrealized appreciation (depreciation)	(31,508,967)	(34,467,942)	(21,428,198)	(44,264,375)
Increase (decrease) in net assets resulting from operations	4,610,915	(13,574,827)	(4,370,324)	(21,645,461)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(508,884)	(1,063,805)	(258,627)	(419,841)
Class I	(11,323,478)	(13,860,998)	(13,806,768)	(27,476,747)
Net realized gains:
Class ADV	—	—	(214,033)	(180,746)
Class I	—	—	(10,090,028)	(10,875,058)
Total distributions	(11,832,362)	(14,924,803)	(24,369,456)	(38,952,392)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	153,346,241	73,079,264	55,560,256	25,353,598
Reinvestment of distributions	11,832,362	14,924,803	24,369,456	38,952,393
	165,178,603	88,004,067	79,929,712	64,305,991
Cost of shares redeemed	(181,884,165)	(94,636,688)	(95,704,688)	(81,682,682)
Net decrease in net assets resulting from capital share transactions	(16,705,562)	(6,632,621)	(15,774,976)	(17,376,691)
Net decrease in net assets	(23,927,009)	(35,132,251)	(44,514,756)	(77,974,544)
NET ASSETS:
Beginning of year or period	429,104,396	464,236,647	341,128,708	419,103,252
End of year or period	$405,177,387	$429,104,396	$296,613,952	$341,128,708
Undistributed net investment income at end of year or period	$14,972,386	$11,869,992	$10,857,769	$14,123,925

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Hang Seng Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$2,478,553	$2,615,244	$32,130,585	$33,301,252
Net realized gain (loss)	(1,331,463)	4,395,315	(16,168,375)	(12,241,265)
Net change in unrealized appreciation (depreciation)	2,026,100	(10,818,690)	(10,706,112)	(27,877,571)
Increase (decrease) in net assets resulting from operations	3,173,190	(3,808,131)	5,256,098	(6,817,584)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(41,627)	(37,556)	(19,542,104)	(24,237,441)
Class I	(2,854,562)	(2,322,850)	(14,190,081)	(15,085,728)
Class S	(1,176,800)	(1,065,471)	(2,296,001)	(2,530,530)
Class S2	—	—	(82,516)	(34,160)
Net realized gains:
Class ADV	(17,245)	—	—	—
Class I	(1,006,953)	—	—	—
Class S	(447,469)	—	—	—
Total distributions	(5,544,656)	(3,425,877)	(36,110,702)	(41,887,859)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,688,396	12,924,697	209,235,712	158,808,286
Reinvestment of distributions	5,544,656	3,425,878	36,110,702	41,887,859
	44,233,052	16,350,575	245,346,414	200,696,145
Cost of shares redeemed	(19,569,841)	(47,055,223)	(256,035,716)	(333,453,970)
Net increase (decrease) in net assets resulting from capital share transactions	24,663,211	(30,704,648)	(10,689,302)	(132,757,825)
Net increase (decrease) in net assets	22,291,745	(37,938,656)	(41,543,906)	(181,463,268)
NET ASSETS:
Beginning of year or period	72,259,247	110,197,903	1,366,005,794	1,547,469,062
End of year or period	$94,550,992	$72,259,247	$1,324,461,888	$1,366,005,794
Undistributed net investment income at end of year or period	$1,026,783	$4,271,409	$33,507,334	$36,957,895

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Japan TOPIX Index® Portfolio		Voya Russell™ Large Cap Growth Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$5,234,052	$4,612,358	$6,828,844	$6,682,626
Net realized gain	8,466,783	13,186,001	17,744,231	25,781,907
Net change in unrealized appreciation (depreciation)	(5,663,755)	28,565,114	9,664,404	5,777,945
Increase in net assets resulting from operations	8,037,080	46,363,473	34,237,479	38,242,478
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(129,370)	(186,307)	(33)	—
Class I	(4,513,652)	(4,208,992)	(3,626,198)	(3,321,385)
Class S	—	—	(3,087,221)	(2,504,465)
Net realized gains:
Class ADV	(673,170)	(247,998)	—	—
Class I	(13,225,438)	(4,136,589)	—	—
Total distributions	(18,541,630)	(8,779,886)	(6,713,452)	(5,825,850)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,056,625	91,430,730	86,993,215	84,854,377
Reinvestment of distributions	18,541,630	8,779,886	6,713,452	5,825,850
	31,598,255	100,210,616	93,706,667	90,680,227
Cost of shares redeemed	(114,929,806)	(113,518,234)	(114,917,238)	(106,086,409)
Net decrease in net assets resulting from capital share transactions	(83,331,551)	(13,307,618)	(21,210,571)	(15,406,182)
Net increase (decrease) in net assets	(93,836,101)	24,275,969	6,313,456	17,010,446
NET ASSETS:
Beginning of year or period	386,401,509	362,125,540	559,148,824	542,138,378
End of year or period	$292,565,408	$386,401,509	$565,462,280	$559,148,824
Undistributed net investment income at end of year or period	$6,072,077	$4,665,636	$6,744,015	$6,704,852

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Index Portfolio		Voya Russell™ Large Cap Value Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$13,407,932	$12,855,066	$8,738,453	$5,595,406
Net realized gain (loss)	15,114,194	47,488,901	(1,419,247)	9,826,090
Net change in unrealized appreciation (depreciation)	54,461,555	(45,408,851)	49,376,658	(29,298,657)
Increase (decrease) in net assets resulting from operations	82,983,681	14,935,116	56,695,864	(13,877,161)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(488,585)	(422,251)	(43)	—
Class I	(3,707,145)	(3,100,399)	(1,522,024)	(797,333)
Class S	(9,450,568)	(8,446,304)	(4,447,361)	(2,305,935)
Class S2	—	(52,561)	—	—
Net realized gains:
Class ADV	—	—	(46)	—
Class I	—	—	(1,412,242)	(630,529)
Class S	—	—	(4,623,930)	(2,086,592)
Total distributions	(13,646,298)	(12,021,515)	(12,005,646)	(5,820,389)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,210,007	100,609,958	49,390,359	271,114,610
Reinvestment of distributions	13,646,298	12,021,515	12,005,646	5,820,390
	105,856,305	112,631,473	61,396,005	276,935,000
Cost of shares redeemed	(126,651,104)	(179,044,698)	(77,244,064)	(57,452,955)
Net increase (decrease) in net assets resulting from capital share transactions	(20,794,799)	(66,413,225)	(15,848,059)	219,482,045
Net increase (decrease) in net assets	48,542,584	(63,499,624)	28,842,159	199,784,495
NET ASSETS:
Beginning of year or period	785,981,097	849,480,721	407,470,995	207,686,500
End of year or period	$834,523,681	$785,981,097	$436,313,154	$407,470,995
Undistributed net investment income at end of year or period	$12,955,060	$13,612,123	$8,351,785	$5,963,657

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Growth Index Portfolio		Voya Russell™ Mid Cap Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$1,958,724	$2,090,849	$25,159,215	$24,240,725
Net realized gain	28,239,121	47,104,894	132,625,439	234,935,912
Net change in unrealized appreciation (depreciation)	(11,878,782)	(49,363,016)	86,204,333	(314,669,115)
Increase (decrease) in net assets resulting from operations	18,319,063	(167,273)	243,988,987	(55,492,478)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(36)	(1,288,054)	(1,231,943)
Class I	(85,956)	(463,018)	(19,277,112)	(20,928,767)
Class S	(1,968,676)	(2,118,371)	(3,520,071)	(4,004,346)
Class S2	(6,022)	(9,312)	(160,425)	(172,194)
Net realized gains:
Class ADV	—	—	(17,936,932)	(11,014,196)
Class I	—	—	(173,031,791)	(129,234,654)
Class S	—	—	(39,813,502)	(29,820,784)
Class S2	—	—	(2,144,840)	(1,487,788)
Total distributions	(2,060,654)	(2,590,737)	(257,172,727)	(197,894,672)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,877,744	80,357,388	392,866,854	196,641,369
Reinvestment of distributions	2,060,654	2,590,702	257,172,727	197,894,672
	32,938,398	82,948,090	650,039,581	394,536,041
Cost of shares redeemed	(118,425,815)	(142,711,268)	(580,484,770)	(532,383,997)
Net increase (decrease) in net assets resulting from capital share transactions	(85,487,417)	(59,763,178)	69,554,811	(137,847,956)
Net increase (decrease) in net assets	(69,229,008)	(62,521,188)	56,371,071	(391,235,106)
NET ASSETS:
Beginning of year or period	365,076,990	427,598,178	1,915,933,738	2,307,168,844
End of year or period	$295,847,982	$365,076,990	$1,972,304,809	$1,915,933,738
Undistributed net investment income at end of year or period	$2,052,354	$2,048,933	$27,483,472	$24,203,749

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Small Cap Index Portfolio		Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$7,449,746	$8,887,749	$72,154,399	$73,257,373
Net realized gain	57,601,485	86,080,867	13,945,143	11,186,729
Net change in unrealized appreciation (depreciation)	76,604,776	(142,106,825)	1,120,845	(79,144,100)
Increase (decrease) in net assets resulting from operations	141,656,007	(47,138,209)	87,220,387	5,300,002
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(744,210)	(539,601)	(490,616)	(428,123)
Class I	(5,433,996)	(6,150,451)	(66,572,531)	(76,668,973)
Class S	(2,617,929)	(2,455,955)	(4,918,115)	(5,073,615)
Class S2	(81,110)	(66,055)	(48,502)	(44,735)
Net realized gains:
Class ADV	(9,806,737)	(7,081,772)	(41,880)	(45,419)
Class I	(46,267,840)	(49,533,155)	(4,650,014)	(7,523,817)
Class S	(28,439,472)	(25,785,726)	(388,498)	(512,228)
Class S2	(1,015,338)	(859,795)	(4,319)	(5,046)
Total distributions	(94,406,632)	(92,472,510)	(77,114,475)	(90,301,956)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	112,493,637	120,211,794	849,262,098	859,941,130
Reinvestment of distributions	94,406,632	92,472,510	77,098,055	90,301,957
	206,900,269	212,684,304	926,360,153	950,243,087
Cost of shares redeemed	(198,051,629)	(289,830,985)	(1,261,582,556)	(1,072,935,325)
Net increase (decrease) in net assets resulting from capital share transactions	8,848,640	(77,146,681)	(335,222,403)	(122,692,238)
Net increase (decrease) in net assets	56,098,015	(216,757,400)	(325,116,491)	(207,694,192)
NET ASSETS:
Beginning of year or period	741,270,312	958,027,712	3,667,447,403	3,875,141,595
End of year or period	$797,368,327	$741,270,312	$3,342,330,912	$3,667,447,403
Undistributed net investment income at end of year or period	$7,863,774	$8,855,851	$8,621,581	$1,924,658

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Australia Index Portfolio
Class I
12-31-16	7.89	0.30•	0.50	0.80	0.68	—	—	0.68	—	8.01	10.71	0.83	0.48	0.48	3.79	142,353	36
12-31-15	9.16	0.36•	(1.14)	(0.78)	0.49	—	—	0.49	—	7.89	(9.26)	0.80	0.45	0.45	4.17	114,337	8
12-31-14	10.01	0.40	(0.85)	(0.45)	0.40	—	—	0.40	—	9.16	(4.95)	0.78	0.43	0.43	4.12	190,588	12
12-31-13	10.34	0.44	(0.20)	0.24	0.57	—	—	0.57	—	10.01	1.91	0.77	0.42	0.42	4.27	203,923	13
12-31-12	8.76	0.41•	1.56	1.97	0.35	0.04	—	0.39	—	10.34	22.91	0.77	0.42	0.42	4.42	194,327	10
Voya Emerging Markets Index Portfolio
Class I
12-31-16	8.85	0.18	0.73	0.91	0.20	—	—	0.20	—	9.56	10.48	0.82	0.57	0.57	1.80	528,461	34
12-31-15	10.65	0.20•	(1.78)	(1.58)	0.22	—	—	0.22	—	8.85	(15.28)	0.82	0.57	0.57	1.92	510,962	19
12-31-14	11.18	0.21	(0.58)	(0.37)	0.16	—	—	0.16	—	10.65	(3.37)	0.81	0.56	0.56	2.05	635,780	21
12-31-13	12.00	0.22•	(0.98)	(0.76)	0.01	0.05	—	0.06	—	11.18	(6.30)	0.82	0.57	0.57	2.03	606,455	19
12-31-12	10.32	0.16•	1.53	1.69	—	0.01	—	0.01	—	12.00	16.38	0.90	0.65	0.65	1.39	112,257	61
Class S
12-31-16	8.82	0.20•	0.72	0.92	0.19	—	—	0.19	—	9.55	10.66	1.07	0.82	0.82	2.16	3	34
12-31-15	10.61	0.17•	(1.76)	(1.59)	0.20	—	—	0.20	—	8.82	(15.43)	1.07	0.82	0.82	1.73	11	19
12-31-14	11.14	0.21	(0.61)	(0.40)	0.13	—	—	0.13	—	10.61	(3.59)	1.06	0.81	0.81	1.84	3	21
12-31-13	11.97	0.15	(0.93)	(0.78)	—	0.05	—	0.05	—	11.14	(6.52)	1.07	0.82	0.82	1.38	3	19
12-31-12	10.31	0.20	1.47	1.67	—	0.01	—	0.01	—	11.97	16.20	1.15	0.90	0.90	1.80	4	61
Voya Euro STOXX 50® Index Portfolio
Class ADV
12-31-16	9.64	0.25•	(0.24)	0.01	0.17	—	—	0.17	—	9.48	0.16	1.29	0.94	0.94	2.75	22,343	37
12-31-15	10.39	0.24•	(0.69)	(0.45)	0.30	—	—	0.30	—	9.64	(4.64)	1.29	0.94	0.94	2.26	31,758	15
12-31-14	11.88	0.30•	(1.40)	(1.10)	0.39	—	—	0.39	—	10.39	(9.66)	1.29	0.94	0.94	2.63	28,159	13
12-31-13	9.90	0.21•	2.21	2.42	0.44	—	—	0.44	—	11.88	25.45	1.29	0.94	0.94	1.97	36,736	17
12-31-12	8.41	0.21•	1.58	1.79	0.30	—	—	0.30	—	9.90	21.83	1.31	0.96	0.96	2.33	9,377	20
Class I
12-31-16	9.74	0.31•	(0.25)	0.06	0.22	—	—	0.22	—	9.58	0.78	0.79	0.44	0.44	3.32	382,834	37
12-31-15	10.49	0.28•	(0.68)	(0.40)	0.35	—	—	0.35	—	9.74	(4.21)	0.79	0.44	0.44	2.63	397,346	15
12-31-14	11.96	0.37•	(1.41)	(1.04)	0.43	—	—	0.43	—	10.49	(9.18)	0.79	0.44	0.44	3.19	436,078	13
12-31-13	9.94	0.32•	2.17	2.49	0.47	—	—	0.47	—	11.96	26.09	0.79	0.44	0.44	3.09	496,801	17
12-31-12	8.50	0.28•	1.56	1.84	0.40	—	—	0.40	—	9.94	22.42	0.81	0.46	0.46	3.23	679,952	20
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya FTSE 100 Index® Portfolio
Class ADV
12-31-16	9.56	0.30•	(0.47)	(0.17)	0.40	0.33	—	0.73	—	8.66	(1.67)	1.27	0.92	0.92	3.41	4,826	22
12-31-15	11.29	0.32	(1.01)	(0.69)	0.73	0.31	—	1.04	—	9.56	(7.22)	1.27	0.92	0.92	3.06	6,484	8
12-31-14	13.59	0.69•	(1.47)	(0.78)	0.47	1.05	—	1.52	—	11.29	(6.85)	1.26	0.91	0.91	5.53	6,675	13
12-31-13	12.25	0.30•	1.89	2.19	0.57	0.28	—	0.85	—	13.59	18.86	1.27	0.92	0.92	2.43	6,057	8
12-31-12	11.48	0.37•	1.34	1.71	0.31	0.63	—	0.94	—	12.25	15.24	1.26	0.91	0.91	3.15	2,642	7
Class I
12-31-16	9.65	0.34•	(0.46)	(0.12)	0.46	0.33	—	0.79	—	8.74	(1.17)	0.77	0.42	0.42	3.87	291,788	22
12-31-15	11.39	0.39•	(1.03)	(0.64)	0.79	0.31	—	1.10	—	9.65	(6.72)	0.77	0.42	0.42	3.61	334,645	8
12-31-14	13.68	0.81	(1.53)	(0.72)	0.52	1.05	—	1.57	—	11.39	(6.39)	0.76	0.41	0.41	6.45	412,428	13
12-31-13	12.31	0.42•	1.84	2.26	0.61	0.28	—	0.89	—	13.68	19.44	0.77	0.42	0.42	3.35	465,162	8
12-31-12	11.59	0.43•	1.34	1.77	0.42	0.63	—	1.05	—	12.31	15.74	0.76	0.41	0.41	3.63	543,630	7
Voya Hang Seng Index Portfolio
Class ADV
12-31-16	13.14	0.30•	0.00*	0.30	0.50	0.21	—	0.71	—	12.73	2.85	1.36	1.16	1.16	2.41	905	17
12-31-15	14.22	0.31•	(1.02)	(0.71)	0.37	—	—	0.37	—	13.14	(5.52)	1.37	1.19	1.19	2.09	1,192	7
12-31-14	14.10	0.35•	0.08	0.43	0.31	—	—	0.31	—	14.22	3.23	1.37	1.25	1.25	2.47	1,647	11
12-31-13	14.12	0.27•	0.21	0.48	0.50	—	—	0.50	—	14.10	3.60	1.36	1.26	1.26	1.94	1,816	9
12-31-12	11.10	0.21•	2.90	3.11	0.09	—	—	0.09	—	14.12	28.14	1.34	1.24	1.24	1.69	1,607	9
Class I
12-31-16	13.25	0.38•	(0.02)	0.36	0.59	0.21	—	0.80	—	12.81	3.35	0.86	0.66	0.66	2.98	68,223	17
12-31-15	14.34	0.40•	(1.02)	(0.62)	0.47	—	—	0.47	—	13.25	(5.00)	0.87	0.69	0.69	2.65	40,319	7
12-31-14	14.22	0.42•	0.07	0.49	0.37	—	—	0.37	—	14.34	3.69	0.87	0.75	0.75	2.96	73,751	11
12-31-13	14.23	0.32•	0.24	0.56	0.57	—	—	0.57	—	14.22	4.15	0.86	0.76	0.76	2.31	79,094	9
12-31-12	11.20	0.31•	2.89	3.20	0.17	—	—	0.17	—	14.23	28.70	0.84	0.74	0.74	2.49	97,820	9
Class S
12-31-16	13.21	0.33•	0.00*	0.33	0.55	0.21	—	0.76	—	12.78	3.07	1.11	0.91	0.91	2.62	25,423	17
12-31-15	14.30	0.35•	(1.01)	(0.66)	0.43	—	—	0.43	—	13.21	(5.23)	1.12	0.94	0.94	2.40	30,748	7
12-31-14	14.17	0.36•	0.10	0.46	0.33	—	—	0.33	—	14.30	3.41	1.12	1.00	1.00	2.57	34,800	11
12-31-13	14.19	0.28•	0.24	0.52	0.54	—	—	0.54	—	14.17	3.84	1.11	1.01	1.01	2.06	40,783	9
12-31-12	11.16	0.29•	2.87	3.16	0.13	—	—	0.13	—	14.19	28.41	1.09	0.99	0.99	2.29	54,629	9
Voya International Index Portfolio
Class ADV
12-31-16	8.83	0.20•	(0.18)	0.02	0.22	—	—	0.22	—	8.63	0.37	1.05	0.97	0.97	2.30	692,197	3
12-31-15	9.19	0.19•	(0.30)	(0.11)	0.25	—	—	0.25	—	8.83	(1.43)(a)	1.06	0.97	0.97	2.03	803,990	2
12-31-14	9.89	0.24•	(0.86)	(0.62)	0.08	—	—	0.08	—	9.19	(6.34)	1.04	0.97	0.97	2.47	917,139	6
12-31-13	8.35	0.17•	1.55	1.72	0.18	—	—	0.18	—	9.89	20.89	1.06	0.99	0.99	1.92	11,587	3
12-31-12	7.25	0.17•	1.13	1.30	0.20	—	—	0.20	—	8.35	18.12	1.09	0.99	0.99	2.28	6,036	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class I
12-31-16	9.02	0.24•	(0.17)	0.07	0.28	—	—	0.28	—	8.81	0.83	0.55	0.48	0.48	2.72	557,788	3
12-31-15	9.37	0.24•	(0.29)	(0.05)	0.30	—	—	0.30	—	9.02	(0.88)(a)	0.56	0.48	0.48	2.51	473,681	2
12-31-14	10.04	0.32•	(0.91)	(0.59)	0.08	—	—	0.08	—	9.37	(5.94)	0.54	0.48	0.48	3.19	535,838	6
12-31-13	8.46	0.22•	1.57	1.79	0.21	—	—	0.21	—	10.04	21.45	0.56	0.50	0.50	2.41	540,135	3
12-31-12	7.33	0.20	1.15	1.35	0.22	—	—	0.22	—	8.46	18.72	0.59	0.50	0.50	2.69	349,512	6
Class S
12-31-16	8.96	0.22•	(0.18)	0.04	0.25	—	—	0.25	—	8.75	0.55	0.80	0.73	0.73	2.55	73,054	3
12-31-15	9.30	0.21•	(0.28)	(0.07)	0.27	—	—	0.27	—	8.96	(1.07)(a)	0.81	0.73	0.73	2.25	86,837	2
12-31-14	9.97	0.32•	(0.93)	(0.61)	0.06	—	—	0.06	—	9.30	(6.18)	0.79	0.73	0.73	3.18	92,340	6
12-31-13	8.41	0.20•	1.55	1.75	0.19	—	—	0.19	—	9.97	21.09	0.81	0.75	0.75	2.24	122,813	3
12-31-12	7.28	0.19	1.14	1.33	0.20	—	—	0.20	—	8.41	18.50	0.84	0.75	0.75	2.50	86,454	6
Class S2
12-31-16	8.94	0.21•	(0.19)	0.02	0.25	—	—	0.25	—	8.71	0.37	0.98	0.88	0.88	2.50	1,424	3
12-31-15	9.26	0.19•	(0.28)	(0.09)	0.23	—	—	0.23	—	8.94	(1.25)(a)	1.06	0.88	0.88	1.99	1,498	2
12-31-14	9.93	0.29•	(0.91)	(0.62)	0.05	—	—	0.05	—	9.26	(6.29)	1.04	0.88	0.88	2.93	2,152	6
12-31-13	8.40	0.19•	1.54	1.73	0.20	—	—	0.20	—	9.93	20.89	1.06	0.90	0.90	2.06	2,705	3
12-31-12	7.30	0.15•	1.17	1.32	0.22	—	—	0.22	—	8.40	18.29	1.09	0.90	0.90	1.93	1,797	6
Voya Japan TOPIX Index® Portfolio
Class ADV
12-31-16	10.70	0.11•	0.16	0.27	0.09	0.45	—	0.54	—	10.43	2.92	1.28	0.93	0.93	1.04	10,944	1
12-31-15	9.87	0.07•	0.97	1.04	0.09	0.12	—	0.21	—	10.70	10.50	1.26	0.91	0.91	0.69	23,399	16
12-31-14	11.40	0.08•	(0.71)	(0.63)	0.11	0.79	—	0.90	—	9.87	(5.42)	1.25	0.90	0.90	0.80	10,613	6
12-31-13	9.35	0.10•	2.21	2.31	0.21	0.05	—	0.26	—	11.40	24.80	1.27	0.92	0.92	0.92	14,855	5
12-31-12	9.38	0.16•	0.54	0.70	0.09	0.64	—	0.73	—	9.35	7.60	1.25	0.90	0.90	1.68	5,739	9
Class I
12-31-16	10.84	0.17•	0.16	0.33	0.15	0.45	—	0.60	—	10.57	3.58	0.78	0.43	0.43	1.63	281,621	1
12-31-15	9.98	0.14	0.96	1.10	0.12	0.12	—	0.24	—	10.84	11.01	0.76	0.41	0.41	1.25	363,002	16
12-31-14	11.52	0.14	(0.73)	(0.59)	0.16	0.79	—	0.95	—	9.98	(4.98)	0.75	0.40	0.40	1.38	351,513	6
12-31-13	9.42	0.15•	2.23	2.38	0.23	0.05	—	0.28	—	11.52	25.44	0.77	0.42	0.42	1.45	386,305	5
12-31-12	9.47	0.19	0.57	0.76	0.17	0.64	—	0.81	—	9.42	8.19	0.75	0.40	0.40	1.91	425,451	9
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-16	25.76	0.24	1.32	1.56	0.28	—	—	0.28	—	27.04	6.13	1.03	0.93	0.93	0.92	3	19
07-13-15(5) - 12-31-15	25.51	0.10•	0.15	0.25	—	—	—	—	—	25.76	0.98	1.03	0.93	0.93	0.86	3	19
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Growth Index Portfolio (continued)
Class I
12-31-16	25.90	0.37	1.31	1.68	0.34	—	—	0.34	—	27.24	6.57	0.53	0.43	0.43	1.34	284,194	19
12-31-15	24.35	0.35	1.49	1.84	0.29	—	—	0.29	—	25.90	7.60	0.53	0.43	0.43	1.34	283,736	19
12-31-14	21.82	0.31	2.51	2.82	0.29	—	—	0.29	—	24.35	13.10	0.58	0.48	0.48	1.29	280,622	21
12-31-13	16.78	0.28•	5.04	5.32	0.28	—	—	0.28	—	21.82	32.00	0.59	0.49	0.49	1.46	269,977	10
12-31-12	14.82	0.25•	1.90	2.15	0.19	—	—	0.19	—	16.78	14.50	0.59	0.49	0.49	1.50	228,977	17
Class S
12-31-16	25.77	0.28	1.33	1.61	0.28	—	—	0.28	—	27.10	6.31	0.78	0.68	0.68	1.09	281,265	19
12-31-15	24.23	0.28	1.50	1.78	0.24	—	—	0.24	—	25.77	7.37	0.78	0.68	0.68	1.09	275,410	19
12-31-14	21.73	0.24•	2.50	2.74	0.24	—	—	0.24	—	24.23	12.76	0.83	0.73	0.73	1.05	261,517	21
12-31-13	16.71	0.23•	5.02	5.25	0.23	—	—	0.23	—	21.73	31.68	0.84	0.74	0.74	1.21	207,941	10
12-31-12	14.76	0.21•	1.89	2.10	0.15	—	—	0.15	—	16.71	14.26	0.84	0.74	0.74	1.26	164,697	17
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-16	15.71	0.22	1.40	1.62	0.23	—	—	0.23	—	17.10	10.45	0.88	0.87	0.87	1.37	34,466	5
12-31-15	15.66	0.20•	0.04	0.24	0.19	—	—	0.19	—	15.71	1.52	0.88	0.87	0.87	1.27	32,065	6
12-31-14	14.12	0.18•	1.54	1.72	0.18	—	—	0.18	—	15.66	12.33	0.88	0.87	0.87	1.22	35,656	5
12-31-13	10.90	0.16•	3.23	3.39	0.17	—	—	0.17	—	14.12	31.39	0.88	0.87	0.87	1.30	32,824	6
12-31-12	9.65	0.16•	1.29	1.45	0.20	—	—	0.20	—	10.90	15.05	0.88	0.87	0.87	1.50	17,492	3
Class I
12-31-16	16.00	0.31•	1.41	1.72	0.31	—	—	0.31	—	17.41	10.95	0.38	0.37	0.37	1.87	220,228	5
12-31-15	15.93	0.29	0.04	0.33	0.26	—	—	0.26	—	16.00	2.09	0.38	0.37	0.37	1.78	186,401	6
12-31-14	14.34	0.26•	1.57	1.83	0.24	—	—	0.24	—	15.93	12.91	0.38	0.37	0.37	1.72	188,647	5
12-31-13	11.04	0.23•	3.27	3.50	0.20	—	—	0.20	—	14.34	32.05	0.38	0.37	0.37	1.80	168,428	6
12-31-12	9.78	0.19	1.33	1.52	0.26	—	—	0.26	—	11.04	15.56	0.38	0.37	0.37	1.96	128,779	3
Class S
12-31-16	15.88	0.28	1.40	1.68	0.27	—	—	0.27	—	17.29	10.74	0.63	0.62	0.62	1.63	578,600	5
12-31-15	15.82	0.24•	0.05	0.29	0.23	—	—	0.23	—	15.88	1.79	0.63	0.62	0.62	1.53	566,225	6
12-31-14	14.25	0.22•	1.55	1.77	0.20	—	—	0.20	—	15.82	12.59	0.63	0.62	0.62	1.47	620,477	5
12-31-13	10.98	0.19•	3.25	3.44	0.17	—	—	0.17	—	14.25	31.67	0.63	0.62	0.62	1.54	568,259	6
12-31-12	9.72	0.18	1.31	1.49	0.23	—	—	0.23	—	10.98	15.38	0.63	0.62	0.62	1.70	461,214	3
Class S2
12-31-16	16.05	0.25•	1.44	1.69	—	—	—	—	—	17.74	10.53	0.81	0.77	0.77	1.48	1,230	5
12-31-15	15.99	0.22•	0.04	0.26	0.20	—	—	0.20	—	16.05	1.64	0.88	0.77	0.77	1.37	1,290	6
12-31-14	14.41	0.20•	1.58	1.78	0.20	—	—	0.20	—	15.99	12.48	0.88	0.77	0.77	1.33	4,700	5
12-31-13	11.13	0.18•	3.29	3.47	0.19	—	—	0.19	—	14.41	31.51	0.88	0.77	0.77	1.42	3,355	6
12-31-12	9.87	0.17•	1.32	1.49	0.23	—	—	0.23	—	11.13	15.17	0.88	0.77	0.77	1.59	618	3
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-16	18.64	0.36•	2.37	2.73	0.27	0.29	—	0.56	—	20.81	15.10	0.99	0.89	0.89	1.91	3	16
07-13-15(5) - 12-31-15	19.40	0.16•	(0.92)	(0.76)	—	—	—	—	—	18.64	(3.92)	1.02	0.92	0.92	1.84	3	23
Class I
12-31-16	18.77	0.49	2.36	2.85	0.32	0.29	—	0.61	—	21.01	15.64	0.49	0.39	0.39	2.38	97,341	16
12-31-15	20.03	0.41•	(1.08)	(0.67)	0.33	0.26	—	0.59	—	18.77	(3.50)	0.52	0.42	0.42	2.18	93,398	23
12-31-14	18.37	0.36•	1.87	2.23	0.29	0.28	—	0.57	—	20.03	12.42	0.58	0.48	0.48	1.89	51,205	12
12-31-13	14.30	0.31•	4.14	4.45	0.27	0.11	—	0.38	—	18.37	31.58	0.59	0.49	0.49	1.91	49,681	17
12-31-12	12.51	0.30•	1.75	2.05	0.26	—	—	0.26	—	14.30	16.47	0.61	0.50	0.50	2.21	43,907	28
Class S
12-31-16	18.66	0.42	2.35	2.77	0.28	0.29	—	0.57	—	20.86	15.30	0.74	0.64	0.64	2.12	338,968	16
12-31-15	19.93	0.37•	(1.10)	(0.73)	0.28	0.26	—	0.54	—	18.66	(3.77)	0.77	0.67	0.67	1.94	314,071	23
12-31-14	18.28	0.31•	1.88	2.19	0.26	0.28	—	0.54	—	19.93	12.22	0.83	0.73	0.73	1.64	156,482	12
12-31-13	14.24	0.27•	4.12	4.39	0.24	0.11	—	0.35	—	18.28	31.28	0.84	0.74	0.74	1.66	112,469	17
12-31-12	12.47	0.27•	1.73	2.00	0.23	—	—	0.23	—	14.24	16.11	0.86	0.75	0.75	1.97	76,203	28
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-16	26.89	0.23•	1.66	1.89	0.27	—	—	0.27	—	28.51	7.11	0.56	0.43	0.43	0.86	9,834	27
12-31-15	27.28	0.20•	(0.35)	(0.15)	0.24	—	—	0.24	—	26.89	(0.59)	0.55	0.45	0.45	0.72	67,930	31
12-31-14	24.60	0.22•	2.57	2.79	0.11	—	—	0.11	—	27.28	11.41	0.58	0.48	0.48	0.85	111,456	35
12-31-13	18.37	0.14•	6.29	6.43	0.20	—	—	0.20	—	24.60	35.24	0.59	0.49	0.49	0.65	5,456	24
12-31-12	15.96	0.18•	2.33	2.51	0.10	—	—	0.10	—	18.37	15.74	0.60	0.50	0.50	1.03	3,905	20
Class S
12-31-16	26.81	0.18	1.63	1.81	0.19	—	—	0.19	—	28.43	6.81	0.81	0.68	0.68	0.61	284,539	27
12-31-15	27.19	0.13	(0.33)	(0.20)	0.18	—	—	0.18	—	26.81	(0.79)	0.80	0.70	0.70	0.47	295,781	31
12-31-14	24.53	0.14•	2.58	2.72	0.06	—	—	0.06	—	27.19	11.09	0.83	0.73	0.73	0.53	313,923	35
12-31-13	18.32	0.08•	6.28	6.36	0.15	—	—	0.15	—	24.53	34.90	0.84	0.74	0.74	0.39	328,358	24
12-31-12	15.91	0.14•	2.33	2.47	0.06	—	—	0.06	—	18.32	15.50	0.85	0.75	0.75	0.80	272,387	20
Class S2
12-31-16	26.74	0.12	1.65	1.77	0.12	—	—	0.12	—	28.39	6.65	0.99	0.83	0.83	0.46	1,475	27
12-31-15	27.12	0.08•	(0.33)	(0.25)	0.13	—	—	0.13	—	26.74	(0.96)	1.05	0.85	0.85	0.30	1,366	31
12-31-14	24.46	0.11•	2.57	2.68	0.02	—	—	0.02	—	27.12	10.98	1.08	0.88	0.88	0.39	2,211	35
12-31-13	18.28	0.05•	6.27	6.32	0.14	—	—	0.14	—	24.46	34.72	1.09	0.89	0.89	0.24	2,109	24
12-31-12	15.88	0.11•	2.32	2.43	0.03	—	—	0.03	—	18.28	15.30	1.10	0.90	0.90	0.64	1,484	20
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-16	14.97	0.12•	1.59	1.71	0.14	1.91	—	2.05	—	14.63	12.86	0.94	0.93	0.93	0.87	158,645	20
12-31-15	16.92	0.11•	(0.57)	(0.46)	0.15	1.34	—	1.49	—	14.97	(3.33)	0.93	0.93	0.93	0.71	139,302	11
12-31-14	15.70	0.11•	1.75	1.86	0.12	0.52	—	0.64	—	16.92	12.22	0.93	0.93	0.93	0.70	129,172	9
12-31-13	12.25	0.10•	3.90	4.00	0.13	0.42	—	0.55	—	15.70	33.51	0.93	0.93	0.93	0.69	94,802	14
12-31-12	10.99	0.13•	1.66	1.79	0.10	0.43	—	0.53	—	12.25	16.42	0.94	0.93	0.93	1.12	46,214	10
Class I
12-31-16	15.34	0.22	1.60	1.82	0.21	1.91	—	2.12	—	15.04	13.40	0.44	0.43	0.43	1.38	1,432,810	20
12-31-15	17.28	0.19•	(0.57)	(0.38)	0.22	1.34	—	1.56	—	15.34	(2.82)	0.43	0.43	0.43	1.18	1,434,791	11
12-31-14	16.01	0.19•	1.78	1.97	0.18	0.52	—	0.70	—	17.28	12.70	0.43	0.43	0.43	1.17	1,794,154	9
12-31-13	12.45	0.16•	3.99	4.15	0.17	0.42	—	0.59	—	16.01	34.20	0.43	0.43	0.43	1.17	1,951,563	14
12-31-12	11.14	0.18•	1.70	1.88	0.14	0.43	—	0.57	—	12.45	17.04	0.44	0.43	0.43	1.54	1,455,088	10
Class S
12-31-16	15.19	0.16•	1.61	1.77	0.17	1.91	—	2.08	—	14.88	13.12	0.69	0.68	0.68	1.12	364,384	20
12-31-15	17.13	0.15	(0.57)	(0.42)	0.18	1.34	—	1.52	—	15.19	(3.06)	0.68	0.68	0.68	0.93	323,348	11
12-31-14	15.88	0.14•	1.77	1.91	0.14	0.52	—	0.66	—	17.13	12.44	0.68	0.68	0.68	0.93	365,134	9
12-31-13	12.36	0.13•	3.95	4.08	0.14	0.42	—	0.56	—	15.88	33.88	0.68	0.68	0.68	0.93	309,018	14
12-31-12	11.07	0.16•	1.67	1.83	0.11	0.43	—	0.54	—	12.36	16.69	0.69	0.68	0.68	1.31	193,939	10
Class S2
12-31-16	15.03	0.14•	1.59	1.73	0.14	1.91	—	2.05	—	14.71	12.99	0.87	0.83	0.83	0.96	16,466	20
12-31-15	16.97	0.13	(0.57)	(0.44)	0.16	1.34	—	1.50	—	15.03	(3.23)	0.93	0.83	0.83	0.80	18,493	11
12-31-14	15.74	0.14•	1.74	1.88	0.13	0.52	—	0.65	—	16.97	12.30	0.93	0.83	0.83	0.78	18,708	9
12-31-13	12.27	0.12•	3.92	4.04	0.15	0.42	—	0.57	—	15.74	33.74	0.93	0.83	0.83	0.81	17,880	14
12-31-12	11.02	0.15•	1.65	1.80	0.12	0.43	—	0.55	—	12.27	16.48	0.94	0.83	0.83	1.29	6,791	10
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-16	13.88	0.09•	2.34	2.43	0.13	1.70	—	1.83	—	14.48	20.56	0.96	0.95	0.95	0.68	98,458	11
12-31-15	16.12	0.09•	(0.79)	(0.70)	0.11	1.43	—	1.54	—	13.88	(5.03)	0.97	0.95	0.95	0.62	80,199	13
12-31-14	16.59	0.09•	0.55	0.64	0.11	1.00	—	1.11	—	16.12	4.38	0.96	0.95	0.95	0.56	74,405	12
12-31-13	12.64	0.09•	4.54	4.63	0.16	0.52	—	0.68	—	16.59	38.04	0.96	0.95	0.95	0.59	63,291	13
12-31-12	11.58	0.15•	1.61	1.76	0.07	0.63	—	0.70	—	12.64	15.53	0.97	0.95	0.95	1.23	33,777	15
Class I
12-31-16	14.25	0.17	2.39	2.56	0.20	1.70	—	1.90	—	14.91	21.11	0.46	0.45	0.45	1.17	412,050	11
12-31-15	16.50	0.17•	(0.81)	(0.64)	0.18	1.43	—	1.61	—	14.25	(4.55)	0.47	0.45	0.45	1.09	392,955	13
12-31-14	16.93	0.19•	0.55	0.74	0.17	1.00	—	1.17	—	16.50	4.93	0.46	0.45	0.45	1.04	590,477	12
12-31-13	12.86	0.16•	4.63	4.79	0.20	0.52	—	0.72	—	16.93	38.75	0.46	0.45	0.45	1.07	655,515	13
12-31-12	11.76	0.21•	1.64	1.85	0.12	0.63	—	0.75	—	12.86	16.04	0.47	0.45	0.45	1.65	553,728	15
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio (continued)
Class S
12-31-16	14.13	0.13	2.38	2.51	0.16	1.70	—	1.86	—	14.78	20.81	0.71	0.70	0.70	0.92	277,690	11
12-31-15	16.37	0.13	(0.80)	(0.67)	0.14	1.43	—	1.57	—	14.13	(4.78)	0.72	0.70	0.70	0.85	259,171	13
12-31-14	16.81	0.13•	0.57	0.70	0.14	1.00	—	1.14	—	16.37	4.66	0.71	0.70	0.70	0.79	283,518	12
12-31-13	12.78	0.12•	4.60	4.72	0.17	0.52	—	0.69	—	16.81	38.38	0.71	0.70	0.70	0.84	332,999	13
12-31-12	11.68	0.17•	1.64	1.81	0.08	0.63	—	0.71	—	12.78	15.84	0.72	0.70	0.70	1.41	199,428	15
Class S2
12-31-16	13.93	0.11	2.35	2.46	0.14	1.70	—	1.84	—	14.55	20.70	0.89	0.85	0.85	0.77	9,170	11
12-31-15	16.16	0.10	(0.79)	(0.69)	0.11	1.43	—	1.54	—	13.93	(4.94)	0.97	0.85	0.85	0.71	8,946	13
12-31-14	16.59	0.10•	0.57	0.67	0.10	1.00	—	1.10	—	16.16	4.55	0.96	0.85	0.85	0.63	9,627	12
12-31-13	12.64	0.10•	4.54	4.64	0.17	0.52	—	0.69	—	16.59	38.16	0.96	0.85	0.85	0.71	13,451	13
12-31-12	11.59	0.17•	1.61	1.78	0.10	0.63	—	0.73	—	12.64	15.67	0.97	0.85	0.85	1.40	5,962	15
Voya U.S. Bond Index Portfolio
Class ADV
12-31-16	10.48	0.17	0.03	0.20	0.17	0.02	—	0.19	—	10.49	1.87	0.91	0.90	0.90	1.57	32,600	203
12-31-15	10.73	0.15	(0.19)	(0.04)	0.19	0.02	—	0.21	—	10.48	(0.34)	0.91	0.90	0.90	1.49	25,747	213
12-31-14	10.35	0.14	0.40	0.54	0.16	—	—	0.16	—	10.73	5.22	0.91	0.91	0.91	1.31	18,505	209
12-31-13	10.94	0.11	(0.43)	(0.32)	0.16	0.11	—	0.27	—	10.35	(3.02)	0.90	0.90	0.90	1.07	12,857	197
12-31-12	11.04	0.14	0.22	0.36	0.20	0.26	—	0.46	—	10.94	3.35	0.91	0.91	0.91	1.27	11,313	145
Class I
12-31-16	10.52	0.23	0.02	0.25	0.22	0.02	—	0.24	—	10.53	2.33	0.41	0.40	0.40	2.07	3,069,317	203
12-31-15	10.76	0.22	(0.20)	0.02	0.24	0.02	—	0.26	—	10.52	0.23	0.41	0.40	0.40	1.98	3,390,992	213
12-31-14	10.38	0.19	0.40	0.59	0.21	—	—	0.21	—	10.76	5.71	0.41	0.41	0.41	1.80	3,613,513	209
12-31-13	10.97	0.17	(0.44)	(0.27)	0.21	0.11	—	0.32	—	10.38	(2.54)	0.40	0.40	0.40	1.57	3,794,207	197
12-31-12	11.07	0.20	0.21	0.41	0.25	0.26	—	0.51	—	10.97	3.85	0.41	0.41	0.41	1.78	3,752,746	145
Class S
12-31-16	10.49	0.20	0.03	0.23	0.20	0.02	—	0.22	—	10.50	2.10	0.66	0.65	0.65	1.82	237,455	203
12-31-15	10.73	0.18	(0.18)	0.00*	0.22	0.02	—	0.24	—	10.49	(0.01)	0.66	0.65	0.65	1.74	248,290	213
12-31-14	10.35	0.16	0.40	0.56	0.18	—	—	0.18	—	10.73	5.47	0.66	0.66	0.66	1.56	240,485	209
12-31-13	10.94	0.14	(0.44)	(0.30)	0.18	0.11	—	0.29	—	10.35	(2.80)	0.65	0.65	0.65	1.33	201,854	197
12-31-12	11.04	0.17	0.22	0.39	0.23	0.26	—	0.49	—	10.94	3.59	0.66	0.66	0.66	1.53	263,816	145
Class S2
12-31-16	10.49	0.18	0.03	0.21	0.18	0.02	—	0.20	—	10.50	1.97	0.84	0.80	0.80	1.67	2,959	203
12-31-15	10.74	0.17	(0.20)	(0.03)	0.20	0.02	—	0.22	—	10.49	(0.26)	0.91	0.80	0.80	1.58	2,419	213
12-31-14	10.36	0.15	0.40	0.55	0.17	—	—	0.17	—	10.74	5.31	0.91	0.81	0.81	1.41	2,639	209
12-31-13	10.95	0.14	(0.45)	(0.31)	0.17	0.11	—	0.28	—	10.36	(2.91)	0.90	0.80	0.80	1.18	1,938	197
12-31-12	11.05	0.14•	0.23	0.37	0.21	0.26	—	0.47	—	10.95	3.48	0.91	0.81	0.81	1.31	615	145
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, International Index’s total return would have been (1.48)%, (0.93)%, (1.17)% and (1.36)% for Classes ADV, I, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The fourteen series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Australia Index Portfolio (“Australia Index”), Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), Voya FTSE 100 Index® Portfolio (“FTSE 100 Index®”), Voya Hang Seng Index Portfolio (“Hang Seng Index”), Voya International Index Portfolio (“International Index”), Voya Japan TOPIX Index® Portfolio (“Japan TOPIX Index®”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified, except Australia Index, FTSE 100 Index®, and Hang Seng Index, which are non-diversified Portfolios of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2016, the maximum amount of loss that Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Hang Seng Index would incur if the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to its derivative transactions failed to perform would be $1,178, $29,598, $2,778 and $1,356, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2016. There was no collateral posted to any Portfolio as of December 31, 2016.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2016, Australia Index, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index® had a liability position of  $6,096, $10,060, $20,016, $320 and $14,111, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2016, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2016, there was no collateral posted by any Portfolio for open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
For the year ended December 31, 2016, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2016, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Australia Index	$1,513,976	$375,487
Euro STOXX 50® Index	5,884,926	2,034,865
FTSE 100 Index®	2,731,808	1,001,511
Hang Seng Index	1,124,756	386,987
Japan TOPIX Index®	5,006,746	2,017,227
Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts as of December 31, 2016.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index purchased and sold futures contracts as part of its duration stategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2016, the Portfolios had average notional values on futures contracts purchased as disclosed below.
	Purchased	Sold
Australia Index	$2,000,890	$—
Emerging Markets Index	9,037,067	—
Euro STOXX 50® Index	5,254,821	—
FTSE 100 Index®	4,285,017	—
Hang Seng Index	1,502,254	—
International Index	29,832,138	—
Japan TOPIX Index®	4,386,579	—
Russell™ Large Cap Growth Index	11,839,297	—
Russell™ Large Cap Index	16,526,121	—
Russell™ Large Cap Value Index	6,200,085	—
Russell™ Mid Cap Growth Index	3,624,400	—
Russell™ Mid Cap Index	30,361,614	—
Russell™ Small Cap Index	14,865,519	—
U.S. Bond Index	10,822,422	26,578,399
Please refer to the tables following each respective Portfolio of Investments for open futures contracts as of December 31, 2016.
J. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
K. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2016, U.S. Bond Index had pledged $1,694,000 in cash collateral to certain counterparties for open delayed-delivery or when-issued transactions.
M. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:
	Purchases	Sales
Australia Index	$63,925,516	$37,926,183
Emerging Markets Index	182,369,059	218,782,732
Euro STOXX 50® Index	165,463,736	180,828,269
FTSE 100 Index®	64,862,664	92,858,162
	Purchases	Sales
Hang Seng Index	37,675,150	14,712,445
International Index	35,781,080	88,560,345
Japan TOPIX Index®	3,453,606	98,551,122
Russell™ Large Cap Growth Index	103,147,488	118,215,559
Russell™ Large Cap Index	41,169,306	44,465,168
Russell™ Large Cap Value Index	62,508,496	83,525,280
Russell™ Mid Cap Growth Index	83,903,924	169,217,042
Russell™ Mid Cap Index	384,950,997	558,409,210
Russell™ Small Cap Index	79,485,144	158,414,957
U.S. Bond Index	177,927,191	279,587,697
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$7,162,951,248	$7,439,398,433
NOTE 4 — INVESTMENT MANAGEMENT AND LICENSING FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Australia Index(1)	0.70%
Emerging Markets Index(2)	0.65%
Euro STOXX 50® Index(1)	0.70%
FTSE 100 Index®(1)	0.70%
Hang Seng Index(3)	0.70% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
International Index	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter
Japan TOPIX Index®(1)	0.70%
Russell™ Large Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND LICENSING FEES (continued)

Russell™ Large Cap Value Index(4)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter
Russell™ Mid Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index	0.42% on the first $500 million; 0.40% on the next $500 million; 0.38% on the next $1 billion; 0.36% on the next $2 billion; 0.34% on the next $2 billion; and 0.32% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.25% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.20% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
Hang Seng Data Services Limited receives an annual licensing fee for the Hang Seng Index. MSCI Inc. receives an annual licensing fee for Emerging Markets Index and International Index. Standard & Poor’s Financial Services LLC, STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index®, respectively.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan pursuant to Rule 12b-1 under the 1940 Act
(the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and, effective May 1, 2016, the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of the Portfolio was an annual rate of 0.15%.
Class S shares of the Portfolios have a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	28.32%
	Russell™ Large Cap Value Index	7.27
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	8.15
Voya Index Solution 2025 Portfolio	International Index	6.22
Voya Index Solution 2035 Portfolio	International Index	7.01
Voya Index Solution 2045 Portfolio	International Index	5.09

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Index Solution Income Portfolio	U.S. Bond Index	6.46
Voya Institutional Trust Company	Russell™ Large Cap Growth Index	8.91
	Russell™ Large Cap Index	11.87
	Russell™ Large Cap Value Index	10.36
	Russell™ Mid Cap Index	9.59
	Russell™ Small Cap Index	12.38
Voya Insurance and Annuity Company	Euro STOXX 50® Index	5.02
	Hang Seng Index	26.13
	International Index	52.53
	Russell™ Large Cap Growth Index	40.45
	Russell™ Large Cap Index	51.98
	Russell™ Large Cap Value Index	63.68
	Russell™ Mid Cap Growth Index	88.61
	Russell™ Mid Cap Index	11.80
	Russell™ Small Cap Index	25.92
	U.S. Bond Index	6.71
Voya Retirement Conservative Portfolio	U.S. Bond Index	7.86
Voya Retirement Growth Portfolio	Australia Index	54.86
	Emerging Markets Index	37.29
	Euro STOXX 50® Index	51.80
	FTSE 100 Index®	53.97
	Hang Seng Index	39.60
	Japan TOPIX Index®	52.78
	Russell™ Mid Cap Index	25.06
	Russell™ Small Cap Index	12.52
	U.S. Bond Index	24.54
Voya Retirement Insurance and Annuity Company	International Index	7.01
	Russell™ Large Cap Growth Index	12.94
	RussellTM Large Cap Index	32.37
	Russell™ Large Cap Value Index	13.87
	Russell™ Mid Cap Growth Index	5.49
	Russell™ Mid Cap Index	20.59
	Russell™ Small Cap Index	27.78
Voya Retirement Moderate Growth Portfolio	Australia Index	30.03
	Emerging Markets Index	21.53
	Euro STOXX 50® Index	28.32
	FTSE 100 Index®	29.48
	Hang Seng Index	21.45
	Japan TOPIX Index®	28.87
	Russell™ Mid Cap Index	15.04
	Russell™ Small Cap Index	8.67
	U.S. Bond Index	23.81
Voya Retirement Moderate Portfolio	Australia Index	13.33
	Emerging Markets Index	9.59
	Euro STOXX 50® Index	12.63
	FTSE 100 Index®	13.15
	Hang Seng Index	9.62
	Japan TOPIX Index®	12.85
	Russell™ Mid Cap Index	6.44
	U.S. Bond Index	15.90
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Porfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class S	Class S2
Hang Seng Index	1.25%	0.75%	1.00%	N/A
International Index(1)	1.00%	0.50%	0.75%	0.90%
Russell™ Large Cap Growth Index(2)	N/A	N/A	N/A	N/A
Russell™ Large Cap Index	0.87%	0.37%	0.62%	0.77%
Russell™ Large Cap Value Index(2)	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index(3)	N/A	0.43%	0.68%	0.83%
Russell™ Mid Cap Index	0.93%	0.43%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.90%	0.40%	0.65%	0.80%

(1)
Pursuant to a side letter agreement through May 1, 2017, the Investment Adviser has further lowered the expense limits for

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

International Index to 0.98%, 0.48%, 0.73% and 0.88% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.
(2)
Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Prior to January 1, 2016, the Investment Adviser had agreed to waive all or a portion of the management fee so that the expense limits were 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Prior to January 1, 2016, the expense limits were 0.50%, 0.75% and 0.90% for Class I, Class S and Class S2, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2017	2018	2019	Total
International Index	$800,829	$1,133,211	$923,108	$2,857,148
Russell™ Large Cap Index	75,677	85,937	74,829	236,443
Russell™ Mid Cap Growth	—	—	81,410	81,410
Russell™ Mid Cap Index	—	—	108,592	108,592
Russell™ Small Cap Index	71,822	122,060	92,974	286,856
U.S. Bond Index	—	186,564	186,626	373,190
The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2016:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	42	$2,408,833	1.38%
Emerging Markets Index	47	9,715,255	1.39
Euro STOXX 50® Index	11	12,955,545	1.40
FTSE 100 Index®	32	6,227,188	1.37
Hang Seng Index	8	833,500	1.40
International Index	1	529,000	1.37
Japan TOPIX Index®	55	3,710,091	1.38
Russell™ Large Cap Growth Index	16	3,444,375	1.38
Russell™ Large Cap Index	4	2,678,750	1.37
Russell™ Large Cap Value Index	5	18,236,000	1.37
Russell™ Mid Cap Growth Index	13	1,601,769	1.37
Russell™ Mid Cap Index	21	15,812,429	1.40
Russell™ Small Cap Index	3	4,122,667	1.41
U.S. Bond Index	10	4,301,300	1.39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class ADV(2)
12/31/2016	—	—	—	—	—	—	—	—	—	—
12/31/2015	—	—	—	(300)	(300)	—	—	—	(2,625)	(2,625)
Class I
12/31/2016	7,781,863	—	999,293	(5,507,163)	3,273,993	63,394,398	—	7,529,762	(43,729,993)	27,194,167
12/31/2015	925,130	—	1,064,438	(8,316,299)	(6,326,731)	8,146,407	—	9,771,538	(64,428,736)	(46,510,791)
Emerging Markets Index
Class ADV(2)
12/31/2016	—	—	—	—	—	—	—	—	—	—
12/31/2015	114	—	—	(414)	(300)	1,312	—	1	(4,575)	(3,262)
Class I
12/31/2016	25,427,628	—	1,295,759	(29,146,572)	(2,423,185)	243,347,917	—	11,483,688	(275,323,300)	(20,491,695)
12/31/2015	13,423,214	—	1,099,214	(16,498,349)	(1,975,921)	126,119,760	—	12,673,939	(166,092,380)	(27,298,681)
Class S
12/31/2016	1,179	—	33	(2,130)	(918)	10,426	—	288	(20,431)	(9,717)
12/31/2015	1,039	—	—	(121)	918	10,034	—	—	(1,311)	8,723
Class S2(2)
12/31/2016	—	—	—	—	—	—	—	—	—	—
12/31/2015	—	—	—	(300)	(300)	—	—	—	(3,324)	(3,324)
Euro STOXX 50® Index
Class ADV
12/31/2016	395,163	—	56,106	(1,390,969)	(939,700)	3,571,002	—	508,884	(12,538,985)	(8,459,099)
12/31/2015	1,500,367	—	97,418	(1,012,303)	585,482	16,173,041	—	1,063,805	(10,367,711)	6,869,135
Class I
12/31/2016	16,233,928	—	1,240,250	(18,286,324)	(812,146)	149,775,239	—	11,323,478	(169,345,180)	(8,246,463)
12/31/2015	5,943,517	—	1,260,091	(7,984,734)	(781,126)	56,906,223	—	13,860,998	(84,268,977)	(13,501,756)
FTSE 100 Index®
Class ADV
12/31/2016	87,275	—	54,960	(263,476)	(121,241)	769,118	—	472,660	(2,287,106)	(1,045,328)
12/31/2015	210,350	—	55,100	(178,495)	86,955	2,289,437	—	600,588	(1,895,736)	994,289
Class I
12/31/2016	6,210,970	—	2,762,635	(10,282,656)	(1,309,051)	54,791,138	—	23,896,796	(93,417,582)	(14,729,648)
12/31/2015	2,377,470	—	3,496,062	(7,394,890)	(1,521,358)	23,064,161	—	38,351,805	(79,786,946)	(18,370,980)
Hang Seng Index
Class ADV
12/31/2016	1,039	—	5,093	(25,783)	(19,651)	12,909	—	58,872	(325,556)	(253,775)
12/31/2015	3,393	—	2,253	(30,713)	(25,067)	44,408	—	37,556	(450,668)	(368,704)
Class I
12/31/2016	2,861,812	—	332,889	(913,355)	2,281,346	36,919,553	—	3,861,515	(11,560,817)	29,220,251
12/31/2015	36,699	—	138,678	(2,274,054)	(2,098,677)	515,483	—	2,322,850	(32,556,435)	(29,718,102)
Class S
12/31/2016	135,485	—	140,144	(615,205)	(339,576)	1,755,934	—	1,624,269	(7,683,468)	(4,303,265)
12/31/2015	795,162	—	63,686	(963,770)	(104,922)	12,364,806	—	1,065,472	(14,048,120)	(617,842)
International Index
Class ADV
12/31/2016	1,194,111	—	2,340,372	(14,334,230)	(10,799,747)	10,070,914	—	19,542,104	(121,062,485)	(91,449,467)
12/31/2015	3,190,804	—	2,465,660	(14,468,677)	(8,812,213)	29,615,105	—	24,237,441	(136,156,788)	(82,304,242)
Class I
12/31/2016	22,225,239	—	1,669,421	(13,081,701)	10,812,959	192,376,799	—	14,190,081	(114,102,442)	92,464,438
12/31/2015	12,205,136	—	1,507,066	(18,387,860)	(4,675,658)	116,013,326	—	15,085,728	(178,499,174)	(47,400,120)
Class S
12/31/2016	577,256	—	271,716	(2,192,615)	(1,343,643)	4,907,326	—	2,296,001	(18,881,973)	(11,678,646)
12/31/2015	1,337,201	—	254,324	(1,823,705)	(232,180)	12,500,822	—	2,530,530	(17,429,213)	(2,397,861)
Class S2
12/31/2016	219,316	—	9,800	(233,311)	(4,195)	1,880,673	—	82,516	(1,988,816)	(25,627)
12/31/2015	74,277	—	3,437	(142,488)	(64,774)	679,033	—	34,160	(1,368,795)	(655,602)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Japan TOPIX Index®
Class ADV
12/31/2016	288,128	—	83,079	(1,510,089)	(1,138,882)	2,968,908	—	802,540	(15,144,411)	(11,372,963)
12/31/2015	1,981,402	—	39,021	(908,135)	1,112,288	21,974,384	—	434,305	(9,688,524)	12,720,165
Class I
12/31/2016	981,247	—	1,819,394	(9,632,390)	(6,831,749)	10,087,717	—	17,739,090	(99,785,395)	(71,958,588)
12/31/2015	6,881,974	—	741,635	(9,363,288)	(1,739,679)	69,456,346	—	8,345,581	(103,829,710)	(26,027,783)
Russell™ Large Cap Growth Index
Class ADV
12/31/2016	—	—	1	—	1	—	—	33	—	33
7/13/2015(1) - 12/31/2015	119	—	—	(1)	118	3,000	—	—	(25)	2,975
Class I
12/31/2016	706,747	—	142,876	(1,372,113)	(522,490)	18,421,697	—	3,626,198	(35,730,448)	(13,682,553)
12/31/2015	573,002	—	130,969	(1,276,849)	(572,878)	14,517,153	—	3,321,385	(32,191,545)	(14,353,007)
Class S
12/31/2016	2,638,696	—	122,073	(3,068,417)	(307,648)	68,571,518	—	3,087,221	(79,186,790)	(7,528,051)
12/31/2015	2,759,605	—	99,108	(2,963,825)	(105,112)	70,334,224	—	2,504,465	(73,894,839)	(1,056,150)
Russell™ Large Cap Index
Class ADV
12/31/2016	444,986	—	31,521	(501,406)	(24,899)	7,058,680	—	488,585	(8,137,717)	(590,452)
12/31/2015	542,242	—	26,557	(805,496)	(236,697)	8,528,434	—	422,251	(12,734,493)	(3,783,808)
Class I
12/31/2016	2,179,917	—	235,673	(1,418,125)	997,465	35,471,571	—	3,707,145	(23,124,478)	16,054,238
12/31/2015	1,458,063	—	192,094	(1,840,785)	(190,628)	23,200,049	—	3,100,399	(29,285,215)	(2,984,767)
Class S
12/31/2016	3,080,628	—	603,870	(5,862,320)	(2,177,822)	48,997,629	—	9,450,568	(94,564,446)	(36,116,249)
12/31/2015	4,287,561	—	526,249	(8,386,818)	(3,573,008)	68,143,524	—	8,446,304	(132,935,847)	(56,346,019)
Class S2
12/31/2016	40,230	—	—	(51,286)	(11,056)	682,127	—	—	(824,463)	(142,336)
12/31/2015	45,872	—	3,237	(262,718)	(213,609)	737,951	—	52,561	(4,089,143)	(3,298,631)
Russell™ Large Cap Value Index
Class ADV
12/31/2016	—	—	5	—	5	—	—	89	—	89
7/13/2015(1) - 12/31/2015	155	—	—	—	155	2,982	—	—	—	2,982
Class I
12/31/2016	335,229	—	159,471	(836,222)	(341,522)	6,408,069	—	2,934,266	(16,035,095)	(6,692,760)
12/31/2015	2,881,619	—	72,887	(534,730)	2,419,776	55,635,588	—	1,427,863	(10,211,743)	46,851,708
Class S
12/31/2016	2,264,201	—	495,699	(3,343,676)	(583,776)	42,982,290	—	9,071,291	(61,208,969)	(9,155,388)
12/31/2015	11,217,125	—	225,258	(2,462,077)	8,980,306	215,476,040	—	4,392,527	(47,241,212)	172,627,355
Russell™ Mid Cap Growth Index
Class ADV(2)
12/31/2016	—	—	—	—	—	—	—	—	—	—
12/31/2015	—	—	—	(300)	(300)	—	—	—	(8,570)	(8,570)
Class I
12/31/2016	218,080	—	3,252	(2,402,202)	(2,180,870)	5,748,345	—	85,956	(64,667,840)	(58,833,539)
12/31/2015	1,219,827	—	16,218	(2,796,224)	(1,560,179)	34,314,823	—	463,018	(79,840,302)	(45,062,461)
Class S
12/31/2016	909,734	—	74,561	(2,008,745)	(1,024,450)	25,014,246	—	1,968,676	(53,663,603)	(26,680,681)
12/31/2015	1,663,306	—	74,329	(2,247,785)	(510,150)	45,852,070	—	2,118,372	(61,844,380)	(13,873,938)
Class S2
12/31/2016	4,100	—	228	(3,431)	897	115,153	—	6,022	(94,372)	26,803
12/31/2015	6,700	—	327	(37,509)	(30,482)	190,495	—	9,312	(1,018,016)	(818,209)
Russell™ Mid Cap Index
Class ADV
12/31/2016	1,479,190	—	1,454,235	(1,394,558)	1,538,867	21,073,026	—	19,224,986	(19,706,634)	20,591,378
12/31/2015	1,958,276	—	762,524	(1,050,715)	1,670,085	31,935,997	—	12,246,138	(16,696,839)	27,485,296

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Mid Cap Index (continued)
Class I
12/31/2016	20,644,814	—	14,192,539	(33,121,806)	1,715,547	301,937,732	—	192,308,903	(487,670,674)	6,575,961
12/31/2015	6,608,845	—	9,156,306	(26,040,289)	(10,275,138)	107,770,246	—	150,163,421	(428,495,498)	(170,561,831)
Class S
12/31/2016	4,626,624	—	3,226,625	(4,656,121)	3,197,128	67,672,897	—	43,333,573	(66,926,968)	44,079,502
12/31/2015	3,042,808	—	2,078,988	(5,145,684)	(23,888)	51,035,649	—	33,825,131	(81,704,213)	3,156,567
Class S2
12/31/2016	153,609	—	173,590	(437,952)	(110,753)	2,183,199	—	2,305,265	(6,180,494)	(1,692,030)
12/31/2015	366,112	—	103,040	(341,230)	127,922	5,899,477	—	1,659,982	(5,487,447)	2,072,012
Russell™ Small Cap Index
Class ADV
12/31/2016	1,130,008	—	897,189	(1,003,952)	1,023,245	15,021,433	—	10,550,947	(13,083,829)	12,488,550
12/31/2015	1,331,194	—	510,816	(680,227)	1,161,783	20,208,664	—	7,621,373	(10,198,463)	17,631,574
Class I
12/31/2016	4,435,429	—	4,283,499	(8,661,798)	57,130	59,611,414	—	51,701,836	(118,069,900)	(6,756,650)
12/31/2015	3,028,387	—	3,648,991	(14,886,066)	(8,208,688)	46,161,963	—	55,683,606	(214,848,299)	(113,002,730)
Class S
12/31/2016	2,663,134	—	2,590,275	(4,809,702)	443,707	35,713,154	—	31,057,401	(63,412,713)	3,357,843
12/31/2015	3,328,431	—	1,862,908	(4,167,169)	1,024,170	52,064,043	—	28,241,681	(62,765,052)	17,540,672
Class S2
12/31/2016	161,812	—	92,841	(266,326)	(11,673)	2,147,636	—	1,096,448	(3,485,187)	(241,103)
12/31/2015	118,054	—	61,888	(133,541)	46,401	1,777,124	—	925,850	(2,019,171)	683,803
U.S. Bond Index
Class ADV
12/31/2016	1,161,701	—	49,520	(560,477)	650,744	12,493,893	—	532,496	(6,002,415)	7,023,974
12/31/2015	1,135,490	—	44,573	(448,047)	732,016	12,142,535	—	473,543	(4,775,931)	7,840,147
Class I
12/31/2016	71,229,324	—	6,593,355	(108,868,896)	(31,046,217)	768,746,090	—	71,206,125	(1,171,470,722)	(331,518,507)
12/31/2015	71,627,699	—	7,895,208	(92,825,157)	(13,302,250)	767,383,182	—	84,192,790	(995,549,422)	(143,973,450)
Class S
12/31/2016	6,253,088	—	492,598	(7,807,951)	(1,062,265)	67,041,759	—	5,306,613	(83,624,320)	(11,275,948)
12/31/2015	7,459,533	—	525,000	(6,715,267)	1,269,266	79,652,698	—	5,585,842	(71,622,657)	13,615,883
Class S2
12/31/2016	91,410	—	4,905	(45,136)	51,179	980,356	—	52,821	(485,099)	548,078
12/31/2015	70,810	—	4,676	(90,721)	(15,235)	762,715	—	49,782	(987,315)	(174,818)

(1)
Commencement of operations.

(2)
Class liquidated on May 28, 2015.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following is a summary of the respective Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:
Australia Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$228,023	$(228,023)	$—
Barclays Capital Securities Ltd.	289,338	(289,338)
Citigroup Global Markets Inc.	554,745	(554,745)	—
Credit Suisse Securities (USA) LLC	129,607	(129,607)	—
Deutsche Bank, AG	57,350	(57,350)	—
Goldman, Sachs & Co.	188,588	(188,588)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	28,289	(28,289)	—
Merrill Lynch International	13,270	(13,270)	—
Morgan Stanley & Co. LLC	137,363	(137,363)	—
Scotia Capital (USA) INC	99,013	(99,013)	—
UBS AG	44,015	(44,015)	—
UBS Securities LLC.	116,785	(116,785)	—
Total	$1,886,386	$(1,886,386)	$—

(1)
Collateral with a fair value of  $1,995,196 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$70,267	$(70,267)	$—
Barclays Capital Securities Ltd.	647,344	(647,344)	—
Credit Suisse Securities (USA) LLC	164,414	(164,414)	—
Deutsche Bank Securities Inc.	16,913	(16,913)	—
Goldman, Sachs & Co.	880,420	(880,420)	—
Goldman Sachs International	95,607	(95,607)	—
HSBC Bank PLC	129,427	(129,427)	—
J.P. Morgan Securities LLC	314,517	(314,517)	—
JP Morgan Securities, Plc.	614,440	(614,440)	—
Jefferies LLC	389,682	(389,682)	—
Macquarie Bank Limited	258,420	(258,420)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	215,413	(215,413)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Merrill Lynch International	301,759	(301,759)	—
Morgan Stanley & Co. LLC	980,740	(980,740)	—
National Financial Services LLC	313,995	(313,995)	—
RBC Dominion Securities Inc	48,588	(48,588)	—
Scotia Capital (USA) INC	1,442,128	(1,442,128)	—
UBS Securities LLC.	24,717	(24,717)	—
Total	$6,908,791	$(6,908,791)	$—

(1)
Collateral with a fair value of  $7,298,133 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Euro STOXX 50® Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$4,486,064	$(4,486,064)	$—
Total	$4,486,064	$(4,486,064)	$—

(1)
Collateral with a fair value of  $4,721,640 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Hang Seng Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$523,916	$(523,916)	$—
Total	$523,916	$(523,916)	$—

(1)
Collateral with a fair value of  $554,246 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$377,719	$(377,719)	$—
Citigroup Global Markets Limited	1,618,531	(1,618,531)	—
Citigroup Global Markets Inc.	1,184,710	(1,184,710)	—
Credit Suisse Securities (Europe) Limited	6,648,819	(6,648,819)	—
Goldman, Sachs & Co.	1,163,857	(1,163,857)	—
HSBC Bank PLC	1,044,058	(1,044,058)	—
J.P. Morgan Securities LLC	128,676	(128,676)	—
JP Morgan Securities, Plc.	1,858,232	(1,858,232)	—
Morgan Stanley & Co. International PLC	480,213	(480,213)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	127,683	(127,683)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

International Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Merrill Lynch International	325,440	(325,440)	—
Morgan Stanley & Co. LLC	2,432,400	(2,432,400)	—
Nomura International PLC	240,603	(240,603)	—
Nomura Securities International, Inc.	95,112	(95,112)	—
Societe Generale	2,100,335	(2,100,335)	—
Total	$19,826,388	$(19,826,388)	$—

(1)
Collateral with a fair value of  $20,883,302 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Japan TOPIX Index®
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$492,636	$(492,636)	$—
Barclays Capital Securities Ltd.	126,497	(126,497)	—
Citigroup Global Markets Limited	48,366	(48,366)	—
Citigroup Global Markets Inc.	18,380	(18,380)	—
Credit Suisse Securities (Europe) Limited	72,309	(72,309)	—
Deutsche Bank Securities Inc.	60,130	(60,130)	—
Deutsche Bank, AG	514,299	(514,299)	—
Goldman, Sachs & Co.	1,260,537	(1,260,537)	—
HSBC Bank PLC	7,360	(7,360)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	17,261	(17,261)	—
Merrill Lynch International	51,578	(51,578)	—
Mizuho Securities USA Inc.	35,682	(35,682)	—
Morgan Stanley & Co. LLC	180,485	(180,485)	—
Nomura International PLC	104,427	(104,427)	—
UBS AG	13,558	(13,558)	—
UBS Securities LLC.	55,224	(55,224)	—
Total	$3,058,729	$(3,058,729)	$—

(1)
Collateral with a fair value of  $3,217,027 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$1,917,858	$(1,917,858)	$—
Total	$1,917,858	$(1,917,858)	$—

(1)
Collateral with a fair value of  $1,957,149 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$301,646	$(301,646)	$—
J.P. Morgan Securities LLC	1,467,415	(1,467,415)	—
Total	$1,769,061	$(1,769,061)	$—

(1)
Collateral with a fair value of  $1,805,235 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Value Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$245,320	$(245,320)	$—
SG Americas Securities, LLC	86,301	(86,301)
Total	$331,621	$(331,621)	$—

(1)
Collateral with a fair value of  $338,389 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$114,807	$(114,807)	$—
BNP Paribas	6,890	(6,890)	—
Barclays Capital Inc.	32,463	(32,463)	—
Citadel Clearing LLC	1,276,653	(1,276,653)	—
Citigroup Global Markets Inc.	286,005	(286,005)	—
Credit Suisse Securities (USA) LLC	453,393	(453,393)	—
Deutsche Bank Securities Inc.	77,254	(77,254)	—
Goldman, Sachs & Co.	2,521,514	(2,521,514)	—
J.P. Morgan Securities LLC	2,259,896	(2,259,896)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	8,011	(8,011)	—
Morgan Stanley & Co. LLC	467,698	(467,698)	—
National Financial Services LLC	96,569	(96,569)	—
Natixis Securities America LLC	1,305,166	(1,305,166)	—
Nomura Securities International, Inc.	155,071	(155,071)	—
RBC Dominion Securities Inc	3,315,907	(3,315,907)	—
SG Americas Securities, LLC	183,421	(183,421)	—
Scotia Capital (USA) INC	857,011	(857,011)	—
UBS AG	25,275	(25,275)	—
UBS Securities LLC.	219,832	(219,832)	—
Wells Fargo Securities LLC	252,806	(252,806)	—
Total	$13,915,642	$(13,915,642)	$—

(1)
Collateral with a fair value of  $14,284,245 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Russell™ Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$191,447	$(191,447)	$—
BNP Paribas	757,132	(757,132)	—
Barclays Capital Inc.	121,187	(121,187)	—
Citadel Clearing LLC	1,161,252	(1,161,252)	—
Citigroup Global Markets Inc.	973,977	(973,977)	—
Deutsche Bank Securities Inc.	1,011,609	(1,011,609)	—
Goldman, Sachs & Co.	6,922,170	(6,922,170)	—
HSBC Bank PLC	5,646,904	(5,646,904)	—
J.P. Morgan Securities LLC	8,076,592	(8,076,592)	—
Janney Montgomery Scott LLC	207,151	(207,151)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	158,553	(158,553)	—
Morgan Stanley & Co. LLC	3,385,378	(3,385,378)	—
National Financial Services LLC	761,452	(761,452)	—
Natixis Securities America LLC	344,727	(344,727)	—
Nomura Securities International, Inc.	1,011,023	(1,011,023)	—
RBC Dominion Securities Inc	2,579,893	(2,579,893)	—
SG Americas Securities, LLC	294,028	(294,028)	—
Scotia Capital (USA) INC	2,805,674	(2,805,674)	—
UBS AG	2,975,886	(2,975,886)	—
Wells Fargo Securities LLC	676,240	(676,240)	—
Total	$40,062,275	$(40,062,275)	$—

(1)
Collateral with a fair value of  $41,112,262 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$116,372	$(116,372)	$—
BNP Paribas Prime Brokerage Intl Ltd	329,551	(329,551)	—
BNP Paribas	406,844	(406,844)	—
BNP Paribas Prime Brokerage, Inc.	3,050	(3,050)	—
Barclays Capital Inc.	235,910	(235,910)	—
Citadel Clearing LLC	2,251,694	(2,251,694)	—
Citigroup Global Markets Inc.	1,219,780	(1,219,780)	—
Deutsche Bank Securities Inc.	3,169,094	(3,169,094)	—
Goldman, Sachs & Co.	8,131,032	(8,131,032)	—
HSBC Bank PLC	618,594	(618,594)	—
J.P. Morgan Securities LLC	7,060,128	(7,060,128)	—
Janney Montgomery Scott LLC	139,411	(139,411)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	644,289	(644,289)	—
Mizuho Securities USA Inc.	2,985	(2,985)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	6,670,387	(6,670,387)	—
National Financial Services LLC	1,538,968	(1,538,968)	—
Natixis Securities America LLC	396,973	(396,973)	—
RBC Dominion Securities Inc	4,686,939	(4,686,939)	—
SG Americas Securities, LLC	1,550,923	(1,550,923)	—
Scotia Capital (USA) INC	2,763,327	(2,763,327)	—
UBS AG	2,901,222	(2,901,222)	—
Wells Fargo Securities LLC	2,198,441	(2,198,441)	—
Total	$47,035,914	$(47,035,914)	$—

(1)
Collateral with a fair value of  $48,490,661 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$24,303,012	$(24,303,012)	$—
Citigroup Global Markets Inc.	58,749,076	(58,749,076)	—
Deutsche Bank Securities Inc.	155,343	(155,343)	—
Goldman, Sachs & Co.	6,908,218	(6,908,218)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	611,343	(611,343)	—
Mizuho Securities USA Inc.	502,077	(502,077)	—
Morgan Stanley & Co. LLC	298,994	(298,994)	—
National Financial Services LLC	11,241	(11,241)	—
Scotia Capital (USA) INC	859,822	(859,822)	—
Wells Fargo Securities LLC	515,002	(515,002)	—
Total	$92,914,128	$(92,914,128)	$—

(1)
Collateral with a fair value of  $94,906,851 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$—	$894,198	$(894,198)
Emerging Markets Index	(742)	108,025	(107,283)
Euro STOXX 50® Index	—	(11,010)	11,010
FTSE 100 Index®	—	(830,087)	830,087
Hang Seng Index	—	(1,650,190)	1,650,190
International Index(1)	(14,301,357)	529,556	13,771,801
Japan TOPIX Index®	—	815,411	(815,411)
Russell™ Large Cap Growth Index(2)	(84,362,089)	(76,229)	84,438,318
Russell™ Large Cap Index	(6,112,974)	(418,697)	6,531,671
Russell™ Large Cap Value Index	(3,099,362)	(380,897)	3,480,259
Russell™ Mid Cap Growth Index	(2,369,351)	105,351	2,264,000
Russell™ Mid Cap Index	—	2,366,170	(2,366,170)
Russell™ Small Cap Index	—	435,422	(435,422)
U.S. Bond Index	—	6,572,288	(6,572,288)

(1)
$14,301,357 relates to the expiration of capital loss carryforwards.

(2)
$84,362,089 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$7,529,762	$—	$9,771,671	$—
Emerging Markets Index	11,484,035	—	12,674,109	—
Euro STOXX 50® Index	11,832,362	—	14,924,803	—
FTSE 100 Index®	14,127,263	10,242,193	27,896,588	11,055,804
Hang Seng Index	4,072,989	1,471,667	3,425,877	—
International Index	36,110,702	—	41,887,859	—
Japan TOPIX Index®	6,515,819	12,025,811	5,000,193	3,779,693
Russell™ Large Cap Growth Index	6,713,452	—	5,825,850	—
Russell™ Large Cap Index	13,646,298	—	12,021,515	—
Russell™ Large Cap Value Index	5,972,663	6,032,983	3,103,268	2,717,121
Russell™ Mid Cap Growth Index	2,060,654	—	2,590,737	—
Russell™ Mid Cap Index	27,246,893	229,925,834	52,298,538	145,596,134
Russell™ Small Cap Index	11,471,483	82,935,149	12,603,777	79,868,733
U.S. Bond Index	76,852,038	262,437	90,301,956	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Australia Index	$4,734,435	$—	$(13,301,635)	$(516,785)	Short-term	None
				(27,222,247)	Long-term	None
				$(27,739,032)
Emerging Markets Index	9,912,013	—	(61,835,323)	(9,230,824)	Short-term	None
				(39,960,497)	Long-term	None
				$(49,191,321)
Euro STOXX 50® Index	15,005,006	—	(2,658,288)	(805,470)	Short-term	2018
				(1,686,585)	Short-term	None
				(11,111,136)	Long-term	None
				$(13,603,191)
FTSE 100 Index®	10,850,730	9,375,315	(14,738,773)	—	—	—
Hang Seng Index	1,029,548	—	10,768,163	(955,190)	Long-term	None

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
International Index	33,385,148	—	(8,426,978)	(91,978,946)	Short-term	2017
				(1,826,920)	Short-term	2018
				(7,739,144)	Short-term	None
				(36,563,122)	Long-term	None
				$(138,108,132)*
Japan TOPIX Index®	6,066,797	7,033,688	45,926,621	—	—	—
Russell™ Large Cap Growth Index	6,754,369	—	262,398,377	—	—	—
Russell™ Large Cap Index	12,990,158	—	471,075,747	(125,559,316)	Short-term	2017
				(8,688,924)	Short-term	2018
				$(134,248,240)*
Russell™ Large Cap Value Index	8,356,301	—	87,192,517	(1,087,693)	Short-term	None
Russell™ Mid Cap Growth Index	2,059,736	—	105,585,627	—	—	—
Russell™ Mid Cap Index	28,480,487	132,410,008	836,371,892	—	—	—
Russell™ Small Cap Index	7,884,892	57,012,177	286,424,834	—	—	—
U.S. Bond Index	16,109,806	1,380,662	23,768,787	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2016, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
U.S. Bond Index
Class ADV	$0.0160	February 1, 2017	Daily
Class I	$0.0206	February 1, 2017	Daily
Class S	$0.0183	February 1, 2017	Daily
Class S2	$0.0169	February 1, 2017	Daily
Management Fee Waivers: On January 12, 2017, the Board approved revised management fee waivers for Emerging Markets Index and Hang Seng Index. Effective January 1, 2017, pursuant to a side letter agreement, the Investment Adviser has agreed to waive 0.27% and 0.35%
of the management fee for Emerging Markets Index and Hang Seng Index, respectively. Any fees waived or reimbursed are not eligible for recoupment.
Expense Limitation Agreement: On January 12, 2017, the Board approved revised expense limits for International Index. Effective January 1, 2017, pursuant to a side letter agreement through May 1, 2018, the Investment Adviser has further lowered the expense limits to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Consumer Discretionary: 4.8%
78,493	Aristocrat Leisure Ltd.	$875,717	0.6
1,814,093	Other Securities(a)	5,977,685	4.2
		6,853,402	4.8
	Consumer Staples: 6.8%
96,774	Treasury Wine Estates Ltd.	744,448	0.5
148,400	Wesfarmers Ltd.	4,504,235	3.2
169,030	Woolworths Ltd.	2,933,969	2.1
461,790	Other Securities(a)	1,482,626	1.0
		9,665,278	6.8
	Energy: 4.2%
34,194	Caltex Australia Ltd.	749,727	0.5
153,347	Oil Search Ltd.	789,243	0.6
228,604	Origin Energy Ltd.	1,081,586	0.8
238,580	Santos Ltd.	687,264	0.5
95,068	Woodside Petroleum Ltd.	2,129,365	1.5
307,103	Other Securities	481,898	0.3
		5,919,083	4.2
	Financials: 37.9%
387,774	AMP Ltd.	1,406,399	1.0
25,379	ASX Ltd.	909,206	0.6
384,767	Australia & New Zealand Banking Group Ltd.	8,423,020	5.9
226,060	Commonwealth Bank of Australia	13,410,836	9.4
310,662	Insurance Australia Group Ltd.	1,339,680	0.9
44,652	Macquarie Group Ltd.	2,797,099	2.0
361,063	Medibank Pvt Ltd.	733,560	0.5
349,614	National Australia Bank Ltd.	7,722,463	5.4
178,951	QBE Insurance Group Ltd.	1,598,886	1.1
168,825	Suncorp Group Ltd.	1,643,875	1.2
440,285	Westpac Banking Corp.	10,335,230	7.3
665,298	Other Securities(a)	3,619,423	2.6
		53,939,677	37.9
	Health Care: 6.2%
7,511	Cochlear Ltd.	662,927	0.5
59,899	CSL Ltd.	4,331,894	3.0
16,904	Ramsay Health Care Ltd.	831,115	0.6
54,171	Sonic Healthcare Ltd.	833,693	0.6
904,620	Other Securities(a)	2,219,700	1.5
		8,879,329	6.2
	Industrials: 6.5%
269,024	Aurizon Holdings Ltd.	978,124	0.7
208,399	Brambles Ltd.	1,859,774	1.3
293,226	Sydney Airport	1,265,696	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
267,099	Transurban Group - Stapled Security	$1,987,836	1.4
1,362,366	Other Securities(a)	3,204,002	2.2
		9,295,432	6.5
	Information Technology: 1.2%
318,349	Other Securities(a)	1,748,057	1.2
	Materials: 16.0%
151,838	Amcor Ltd.	1,634,209	1.2
421,102	BHP Billiton Ltd.	7,543,987	5.3
153,828	Boral Ltd.	598,866	0.4
223,056	Fortescue Metals Group Ltd.	932,154	0.7
58,131	James Hardie Industries SE	917,625	0.6
100,078	Newcrest Mining Ltd.	1,435,027	1.0
49,156	Orica Ltd.	624,732	0.4
55,662	Rio Tinto Ltd.	2,384,627	1.7
697,642	South32 Ltd.	1,373,348	1.0
2,114,634	Other Securities(a)	5,298,111	3.7
		22,742,686	16.0
	Real Estate: 8.4%
125,883	Dexus Property Group NPV	873,277	0.6
208,964	Goodman Group	1,073,164	0.8
235,310	GPT Group	853,128	0.6
75,610	Lend Lease Corp., Ltd.	794,553	0.6
485,759	Mirvac Group	745,978	0.5
698,643	Scentre Group	2,338,701	1.6
315,584	Stockland	1,042,592	0.7
428,338	Vicinity Centres	923,721	0.7
250,841	Westfield Corp.	1,696,049	1.2
784,534	Other Securities	1,625,682	1.1
		11,966,845	8.4
	Telecommunication Services: 4.4%
1,567,199	Telstra Corp., Ltd.	5,758,968	4.0
152,323	Other Securities(a)	498,567	0.4
		6,257,535	4.4
	Utilities: 2.6%
88,264	AGL Energy Ltd.	1,404,323	1.0
146,095	APA Group	901,892	0.6
318,984	DUET Group	629,942	0.5
548,078	Other Securities	699,420	0.5
		3,635,577	2.6
	Total Common Stock (Cost $150,076,707)	140,902,901	99.0
RIGHTS: 0.0%
	Consumer Discretionary: 0.0%
460	Other Securities	1,142	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: (continued)
	Health Care: —%
8,059	Other Securities	$—	—
	Real Estate: —%
72,917	Other Securities	—	—
	Total Rights (Cost $—)	1,142	0.0
	Total Long-Term Investments (Cost $150,076,707)	140,904,043	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:1.8%
	Securities Lending Collateralcc: 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.7
995,196	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $995,253, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,015,100, due 03/02/17-02/01/49)	995,196	0.7
		1,995,196	1.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
573,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $573,000)	$573,000	0.4
	Total Short-Term Investments (Cost $2,568,196)	2,568,196	1.8
	Total Investments in Securities (Cost $152,644,903)	$143,472,239	100.8
	Liabilities in Excess of Other Assets	(1,118,805)	(0.8)
	Net Assets	$142,353,434	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $156,796,819.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,445,697
Gross Unrealized Depreciation	(16,770,277)
Net Unrealized Depreciation	$(13,324,580)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$6,853,402	$—	$6,853,402
Consumer Staples	—	9,618,142	47,136	9,665,278
Energy	—	5,919,083	—	5,919,083
Financials	—	53,939,677	—	53,939,677
Health Care	—	8,879,329	—	8,879,329
Industrials	—	9,295,432	—	9,295,432
Information Technology	—	1,748,057	—	1,748,057
Materials	—	22,742,686	—	22,742,686
Real Estate	—	11,966,845	—	11,966,845
Telecommunication Services	—	6,257,535	—	6,257,535
Utilities	—	3,635,577	—	3,635,577
Total Common Stock	—	140,855,765	47,136	140,902,901
Rights	1,142	—	—	1,142
Short-Term Investments	573,000	1,995,196	—	2,568,196
Total Investments, at fair value	$574,142	$142,850,961	$47,136	$143,472,239
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,178	—	1,178
Futures	25,682	—	—	25,682
Total Assets	$599,824	$142,852,139	$47,136	$143,499,099
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,096)	$—	$(6,096)
Total Liabilities	$—	$(6,096)	$—	$(6,096)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Australia Index Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	Australian Dollar	1,400,000	Buy	03/15/17	$1,014,656	$1,008,560	$(6,096)
							$(6,096)
The Bank of New York Mellon	Australian Dollar	400,000	Sell	03/15/17	$289,338	$288,160	$1,178
							$1,178

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2016 (continued)

At December 31, 2016, the following futures contracts were outstanding for Voya Australia Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	12	03/16/17	$1,219,086	$25,682
			$1,219,086	$25,682

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,178
Equity contracts	Net Assets — Unrealized appreciation*	25,682
Total Asset Derivatives		$26,860
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,096
Total Liability Derivatives		$6,096

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$279,371	$—	$279,371
Equity contracts	—	291,447	291,447
Total	$279,371	$291,447	$570,818

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(22,239)	$—	$(22,239)
Equity contracts	—	(252,012)	(252,012)
Total	$(22,239)	$(252,012)	$(274,251)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2016 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Bank of America N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$1,178	$1,178
Total Assets	$—	$1,178	$1,178
Liabilities:
Forward foreign currency contracts	$6,096	$—	$6,096
Total Liabilities	$6,096	$—	$6,096
Net OTC derivative instruments by counterparty, at fair value	$(6,096)	$1,178	$(4,918)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(6,096)	$1,178	$(4,918)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.7%
		Consumer Discretionary: 9.8%
48,639	@	Ctrip.com International Ltd. ADR	$1,945,560	0.4
35,600	#	Fuyao Glass Industry Group Co. Ltd.	109,958	0.0
2,010		Hyundai Department Store Co. Ltd.	181,453	0.0
8,865		Hyundai Mobis Co. Ltd.	1,935,435	0.4
20,152		Hyundai Motor Co.	2,431,088	0.5
2,248		Hyundai Wia Corp.	135,691	0.0
87,002	@	JD.com, Inc. ADR	2,213,331	0.4
13,791		LG Electronics, Inc.	588,771	0.1
56,976		Naspers Ltd.	8,318,021	1.6
386,054	L	Steinhoff International Holdings NV	2,001,053	0.4
18,605,605		Other Securities(a)	31,674,511	6.0
			51,534,872	9.8
		Consumer Staples: 6.8%
610,300		AMBEV SA	3,075,220	0.6
7,883		Amorepacific Corp.	1,520,147	0.3
239,100		Fomento Economico Mexicano SAB de CV	1,819,982	0.3
1,243		LG Household & Health Care Ltd.	881,898	0.2
39,950		Magnit PJSC GDR	1,758,555	0.3
11,470,701		Other Securities(a)	27,002,721	5.1
			36,058,523	6.8
		Energy: 7.0%
3,317,600		China Petroleum & Chemical Corp.	2,336,479	0.4
2,321,000		CNOOC Ltd.	2,884,389	0.5
1,538,053		Gazprom PJSC	3,873,692	0.7
55,456		Lukoil PJSC	3,115,648	0.6
2,736,000		PetroChina Co., Ltd.	2,031,971	0.4
386,900	@	Petroleo Brasileiro SA	2,013,730	0.4
179,600		PTT Exploration & Production PCL	481,056	0.1
131,000		PTT PCL	1,356,256	0.3
77,952		Reliance Industries Ltd.	1,239,966	0.2
45,417		Reliance Industries Ltd. GDR	1,432,906	0.3
9,275,142		Other Securities(a)	16,130,342	3.1
			36,896,435	7.0
		Financials: 21.9%
105,080		Banco Bradesco SA	940,803	0.2
1,613,300		Bank Central Asia Tbk PT	1,850,970	0.4
10,306,000		Bank of China Ltd.	4,544,185	0.9
10,941,000		China Construction Bank	8,378,951	1.6
396,000	#,@	China Huarong Asset Management Co. Ltd.	142,233	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
481,163		China Life Insurance Co., Ltd.	$475,748	0.1
969,000		China Life Insurance Co., Ltd.	2,504,815	0.5
438,444		FirstRand Ltd.	1,691,873	0.3
195,917		Housing Development Finance Corp.	3,633,459	0.7
192,400	#	Huatai Securities Co. Ltd.	364,788	0.1
8,512		Hyundai Marine & Fire Insurance Co., Ltd.	221,566	0.0
9,583,000		Industrial & Commercial Bank of China	5,713,695	1.1
51,835		KB Financial Group, Inc.	1,831,822	0.3
21,766	#,@	Moneta Money Bank AS	70,181	0.0
678,500		Ping An Insurance Group Co. of China Ltd.	3,370,845	0.6
4,843		Samsung Card Co.	159,234	0.0
4,342		Samsung Fire & Marine Insurance Co. Ltd.	964,776	0.2
9,219		Samsung Life Insurance Co. Ltd.	858,062	0.2
6,925		Samsung Securities Co. Ltd.	181,399	0.0
1,027,822		Sberbank of Russia PJSC	2,900,935	0.5
102,348		Sberbank PAO ADR	1,185,190	0.2
55,690		Shinhan Financial Group Co., Ltd.	2,088,441	0.4
168,678		Standard Bank Group Ltd.	1,857,343	0.4
793,626,588		Other Securities(a)	69,783,057	13.2
			115,714,371	21.9
		Health Care: 2.4%
123,500	#,@	3SBio, Inc.	119,959	0.0
7,059,895		Other Securities(a)	12,791,073	2.4
			12,911,032	2.4
		Industrials: 5.6%
7,325		Hyundai Development Co-Engineering & Construction	272,133	0.1
9,391		Hyundai Engineering & Construction Co. Ltd.	332,210	0.1
5,491	@	Hyundai Heavy Industries	659,537	0.1
12,238		LG Corp.	607,594	0.1
9,870		Samsung C&T Corp.	1,021,999	0.2
32,212	@	Samsung Heavy Industries Co., Ltd.	245,977	0.0
16,460,314		Other Securities	26,694,753	5.0
			29,834,203	5.6

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 22.0%
146,188	@	Alibaba Group Holding Ltd. ADR	$12,836,768	2.4
35,384	@	Baidu, Inc. ADR	5,817,483	1.1
2,019,463		HON HAI Precision Industry Co., Ltd.	5,252,801	1.0
75,996		SK Hynix, Inc.	2,796,356	0.5
114,835		Infosys Ltd.	1,704,444	0.3
121,797		Infosys Ltd. ADR	1,806,250	0.4
30,527		LG Display Co., Ltd.	792,050	0.2
1,853		LG Innotek Co. Ltd.	135,378	0.0
10,333		NetEase, Inc. ADR	2,225,108	0.4
3,655		NAVER Corp.	2,340,581	0.5
7,354		Samsung Electro-Mechanics Co. Ltd.	308,712	0.1
12,913		Samsung Electronics Co., Ltd.	19,218,587	3.6
7,187		Samsung SDI Co., Ltd.	646,998	0.1
4,545		Samsung SDS Co. Ltd.	523,970	0.1
3,206,000		Taiwan Semiconductor Manufacturing Co., Ltd.	17,957,626	3.4
61,661		Tata Consultancy Services Ltd.	2,144,936	0.4
739,600		Tencent Holdings Ltd.	17,933,166	3.4
15,242,649		Other Securities(a)	21,657,779	4.1
			116,098,993	22.0
		Materials: 6.5%
10,180		Hyundai Steel Co.	479,145	0.1
6,483		LG Chem Ltd.	1,398,039	0.3
9,053		POSCO	1,922,085	0.3
270,700		PTT Global Chemical PCL	474,594	0.1
72,050		Sasol Ltd.	2,067,786	0.4
167,100		Vale SA	1,318,441	0.2
12,492,885		Other Securities(a)	26,762,726	5.1
			34,422,816	6.5
		Real Estate: 2.5%
19,076,472		Other Securities(a)	13,138,707	2.5
		Telecommunication Services: 5.6%
4,317,600		America Movil SAB de CV	2,711,824	0.5
799,000		China Mobile Ltd.	8,423,997	1.6
28,403		LG Uplus Corp.	269,201	0.0
215,369		MTN Group Ltd.	1,972,501	0.4
6,599,700		Telekomunikasi Indonesia Persero Tbk PT	1,941,581	0.4
9,244,183		Other Securities	14,014,299	2.7
			29,333,403	5.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: 2.6%
1,384,000	#	CGN Power Co. Ltd.	$378,247	0.1
36,814,963		Other Securities	13,417,402	2.5
			13,795,649	2.6
		Total Common Stock (Cost $516,826,495)	489,739,004	92.7
PREFERRED STOCK: 4.1%
		Consumer Discretionary: 0.2%
84,328		Other Securities	1,014,194	0.2
		Consumer Staples: 0.1%
1,154		Amorepacific Corp.	196,144	0.0
240		LG Household & Health Care Ltd.	111,775	0.0
57,329		Other Securities	484,448	0.1
			792,367	0.1
		Energy: 0.7%
512,400	@	Petroleo Brasileiro SA	2,341,042	0.5
899,338		Other Securities	1,163,770	0.2
			3,504,812	0.7
		Financials: 1.8%
363,888		Banco Bradesco SA	3,242,312	0.6
420,550		Itau Unibanco Holding S.A.	4,373,864	0.9
968,406		Other Securities	1,635,201	0.3
			9,251,377	1.8
		Information Technology: 0.5%
2,285		Samsung Electronics Co., Ltd. - Pref	2,705,522	0.5
		Materials: 0.6%
251,700		Vale SA	1,804,983	0.3
210,190		Other Securities	1,360,539	0.3
			3,165,522	0.6
		Telecommunication Services: 0.1%
58,100		Other Securities	786,877	0.1
		Utilities: 0.1%
141,359		Other Securities	581,452	0.1
		Total Preferred Stock (Cost $23,477,111)	21,802,123	4.1
RIGHTS: 0.0%
		Financials: 0.0%
119,764		Other Securities	4,587	0.0
		Total Rights (Cost $—)	4,587	0.0
		Total Long-Term Investments (Cost $540,303,606)	511,545,714	96.8

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 1.4%
1,733,332	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $1,733,433, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $1,767,999, due 12/01/17-01/01/47)	$1,733,332	0.3
1,733,332	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,733,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,767,999, due 03/02/17-02/01/49)	1,733,332	0.4
364,805	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $364,825, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $372,101, due 10/31/18-11/30/22)	364,805	0.1
1,733,332	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,733,427, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,767,999, due 01/15/17-08/20/66)	1,733,332	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,733,332	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,733,431, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $1,767,999, due 02/13/17- 01/01/47)	$1,733,332	0.3
		7,298,133	1.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
7,583,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $7,583,000)	7,583,000	1.4
	Total Short-Term Investments (Cost $14,881,133)	14,881,133	2.8
	Total Investments in Securities (Cost $555,184,739)	$526,426,847	99.6
	Assets in Excess of Other Liabilities	2,036,895	0.4
	Net Assets	$528,463,742	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $588,263,438.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$34,533,193
Gross Unrealized Depreciation	(96,369,784)
Net Unrealized Depreciation	$(61,836,591)

Geographic Diversification	Percentage of Net Assets
China	25.6%
South Korea	13.6%
Taiwan	11.7%
India	8.2%
Brazil	7.7%
South Africa	7.1%
Russia	4.2%
Mexico	3.8%
Indonesia	2.6%
Malaysia	2.4%
Countries between 0.1%-2.3%^	9.9%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

^
Includes 15 countries, which each represents 0.1%-2.3% of net assets.

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$11,694,287	$39,840,585	$—	$51,534,872
Consumer Staples	12,811,179	23,247,344	—	36,058,523
Energy	5,476,901	31,419,534	—	36,896,435
Financials	14,866,625	100,847,746	—	115,714,371
Health Care	1,767,995	11,143,037	—	12,911,032
Industrials	4,459,522	25,374,681	—	29,834,203
Information Technology	25,001,716	91,044,376	52,901	116,098,993
Materials	8,177,685	26,245,131	—	34,422,816
Real Estate	1,765,269	11,373,438	—	13,138,707
Telecommunication Services	6,209,121	23,124,282	—	29,333,403
Utilities	4,115,201	9,680,448	—	13,795,649
Total Common Stock	96,345,501	393,340,602	52,901	489,739,004
Preferred Stock	16,879,511	4,922,612	—	21,802,123
Rights	—	4,587	—	4,587
Short-Term Investments	7,583,000	7,298,133	—	14,881,133
Total Investments, at fair value	$120,808,012	$405,565,934	$52,901	$526,426,847
Liabilities Table
Other Financial Instruments+
Futures	$(177,978)	$—	$—	$(177,978)
Total Liabilities	$(177,978)	$—	$—	$(177,978)

(1)
For the year ended December 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2016, securities valued at $18,447,592 and $7,969,571 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $841,753 transferred from Level 3 to Level 2 due to observable inputs becoming available.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	409	03/17/17	$17,564,505	$(177,978)
			$17,564,505	$(177,978)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$177,978
Total Liabiity Derivatives		$177,978

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$328,935
Total	$328,935

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(210,479)
Total	$(210,479)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 10.3%
33,477		Adidas AG	$5,279,948	1.3
55,284		Bayerische Motoren Werke AG	5,148,950	1.3
171,851		Daimler AG	12,754,068	3.2
181,209		Industria de Diseno Textil SA	6,173,081	1.5
46,808		LVMH Moet Hennessy Louis Vuitton SE	8,924,988	2.2
176,013		Vivendi SA	3,338,436	0.8
			41,619,471	10.3
		Consumer Staples: 10.7%
124,550		Anheuser-Busch InBev SA/NV	13,182,912	3.3
105,403		Danone	6,669,773	1.6
220,986		Koninklijke Ahold Delhaize NV	4,654,643	1.1
42,103		L'Oreal S.A.	7,673,942	1.9
271,207		Unilever NV	11,140,907	2.8
			43,322,177	10.7
		Energy: 7.2%
438,014		ENI S.p.A.	7,100,701	1.7
435,973		Total S.A.	22,362,045	5.5
			29,462,746	7.2
		Financials: 21.5%
78,799		Allianz SE	13,004,864	3.2
358,772		AXA S.A.	9,044,243	2.2
2,515,407		Banco Santander SA	13,085,873	3.2
1,132,257		Banco Bilbao Vizcaya Argentaria S.A.	7,630,223	1.9
192,829		BNP Paribas	12,271,275	3.0
237,892	@	Deutsche Bank AG	4,315,220	1.1
668,469		ING Groep NV	9,411,244	2.3
2,483,386		Intesa Sanpaolo SpA - ISP	6,290,792	1.6
27,770		Muenchener Rueckversicherungs- Gesellschaft AG	5,245,158	1.3
139,261		Societe Generale	6,849,828	1.7
			87,148,720	21.5
		Health Care: 10.1%
142,588		Bayer AG	14,855,362	3.7
37,606		Essilor International SA	4,243,033	1.1
69,364		Fresenius SE & Co. KGaA	5,411,161	1.3
202,411		Sanofi	16,368,057	4.0
			40,877,613	10.1
		Industrials: 14.1%
89,581		Cie de Saint-Gobain	4,167,088	1.0
165,344		Deutsche Post AG	5,422,480	1.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
98,062		Airbus Group SE	$6,476,890	1.6
163,542		Koninklijke Philips NV	4,999,810	1.2
60,841		Safran S.A.	4,375,937	1.1
102,029		Schneider Electric SE	7,087,823	1.8
146,563		Siemens AG	17,945,227	4.4
96,178		Vinci S.A.	6,542,497	1.6
			57,017,752	14.1
		Information Technology: 6.6%
63,862		ASML Holding NV	7,157,068	1.8
1,005,331	L	Nokia OYJ - Finland	4,821,748	1.2
170,457		SAP SE	14,745,439	3.6
			26,724,255	6.6
		Materials: 6.7%
67,043		Air Liquide SA	7,455,124	1.9
158,370		BASF SE	14,677,216	3.6
143,442		CRH PLC - Dublin	4,947,698	1.2
			27,080,038	6.7
		Real Estate: 1.0%
17,130		Unibail-Rodamco SE	4,082,175	1.0
		Telecommunication Services: 5.3%
548,528		Deutsche Telekom AG	9,411,240	2.3
345,237		Orange SA	5,235,182	1.3
750,401	L	Telefonica S.A.	6,927,995	1.7
			21,574,417	5.3
		Utilities: 4.5%
345,079		E.ON AG	2,427,620	0.6
1,339,294		Enel S.p.A.	5,887,154	1.4
282,346		Engie SA	3,593,980	0.9
990,419		Iberdrola S.A.	6,485,170	1.6
			18,393,924	4.5
		Total Common Stock (Cost $383,136,292)	397,303,288	98.0
PREFERRED STOCK: 1.1%
		Consumer Discretionary: 1.1%
31,566		Volkswagen AG	4,416,638	1.1
		Total Preferred Stock (Cost $4,848,073)	4,416,638	1.1
		Total Long-Term Investments (Cost $387,984,365)	401,719,926	99.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:1.2%
	Securities Lending Collateralcc: 1.2%
1,121,409	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,121,472, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,143,902, due 12/31/17-10/20/46)	$1,121,409	0.3
1,121,409	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,121,470, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,143,837, due 01/25/17-10/20/66)	1,121,409	0.3
1,121,409	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,121,473, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,143,837, due 03/02/17-02/01/49)	1,121,409	0.3
236,004	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $236,017, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $240,724, due 10/31/18-11/ 30/22)	236,004	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,121,409	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,121,470, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,143,837, due 01/15/17-08/20/66)	$1,121,409	0.3
		4,721,640	1.2
	Total Short-Term Investments (Cost $4,721,640)	4,721,640	1.2
	Total Investments in Securities (Cost $392,706,005)	$406,441,566	100.3
	Liabilities in Excess of Other Assets	(1,264,179)	(0.3)
	Net Assets	$405,177,387	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $409,021,271.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$32,540,623
Gross Unrealized Depreciation	(35,120,328)
Net Unrealized Depreciation	$(2,579,705)

Geographic Diversification	Percentage of Net Assets
France	34.6%
Germany	33.4%
Netherlands	10.8%
Spain	9.9%
Italy	4.7%
Belgium	3.3%
Ireland	1.2%
Finland	1.2%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

* Includes short-term investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$41,619,471	$—	$41,619,471
Consumer Staples	13,182,912	30,139,265	—	43,322,177
Energy	—	29,462,746	—	29,462,746
Financials	—	87,148,720	—	87,148,720
Health Care	—	40,877,613	—	40,877,613
Industrials	—	57,017,752	—	57,017,752
Information Technology	—	26,724,255	—	26,724,255
Materials	—	27,080,038	—	27,080,038
Real Estate	—	4,082,175	—	4,082,175
Telecommunication Services	—	21,574,417	—	21,574,417
Utilities	—	18,393,924	—	18,393,924
Total Common Stock	13,182,912	384,120,376	—	397,303,288
Preferred Stock	—	4,416,638	—	4,416,638
Short-Term Investments	—	4,721,640	—	4,721,640
Total Investments, at fair value	$13,182,912	$393,258,654	$—	$406,441,566
Other Financial Instruments+
Forward Foreign Currency Contracts	—	29,598	—	29,598
Futures	79,777	—	—	79,777
Total Assets	$13,262,689	$393,288,252	$—	$406,550,941
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(10,060)	$—	$(10,060)
Total Liabilities	$—	$(10,060)	$—	$(10,060)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Societe Generale	EU Euro	4,250,000	Buy	03/15/17	$4,460,199	$4,489,797	$29,598
							$29,598
Bank of America N.A.	EU Euro	1,200,000	Sell	03/15/17	$1,257,648	$1,267,708	$(10,060)
							$(10,060)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2016 (continued)

At December 31, 2016, the following futures contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	86	03/17/17	$2,966,610	$79,777
			$2,966,610	$79,777

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$29,598
Equity contracts	Net Assets — Unrealized appreciation*	79,777
Total Asset Derivatives		$109,375
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10,060
Total Liability Derivatives		$10,060

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$1,833,251	$—	$1,833,251
Equity contracts	—	218,846	218,846
Total	$1,833,251	$218,846	$2,052,097

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$72,159	$—	$72,159
Equity contracts	—	102,886	102,886
Total	$72,159	$102,886	$175,045

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2016 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Bank of America N.A.	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$—	$29,598	$29,598
Total Assets	$—	$29,598	$29,598
Liabilities:
Forward foreign currency contracts	$10,060	$—	$10,060
Total Liabilities	$10,060	$—	$10,060
Net OTC derivative instruments by counterparty, at fair value	$(10,060)	$29,598	$19,538
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(10,060)	$29,598	$19,538

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 9.2%
139,291		Sky PLC	$1,698,098	0.6
24,240		Carnival PLC	1,228,234	0.4
218,865		Compass Group PLC	4,044,991	1.3
26,168		InterContinental Hotels Group PLC	1,170,087	0.4
497,284		ITV PLC	1,262,615	0.4
299,598		Kingfisher PLC	1,290,792	0.4
94,263	#	Merlin Entertainments PLC	520,381	0.2
10,883		Paddy Power Betfair PLC	1,177,648	0.4
169,921		WPP PLC	3,781,347	1.3
1,566,221		Other Securities	11,169,910	3.8
			27,344,103	9.2
		Consumer Staples: 16.2%
46,291		Associated British Foods PLC	1,561,964	0.5
247,606		British American Tobacco PLC	14,033,259	4.7
334,573		Diageo PLC	8,682,173	2.9
127,976		Imperial Brands PLC	5,577,297	1.9
83,524		Reckitt Benckiser Group PLC	7,075,192	2.4
1,079,015	@	Tesco PLC	2,751,287	0.9
160,259		Unilever PLC	6,480,891	2.2
535,603		Other Securities	2,064,343	0.7
			48,226,406	16.2
		Energy: 15.5%
2,495,143		BP PLC	15,628,244	5.3
580,482		Royal Dutch Shell PLC - Class A	16,023,454	5.4
497,531		Royal Dutch Shell PLC - Class B	14,295,100	4.8
			45,946,798	15.5
		Financials: 20.6%
537,380		Aviva PLC	3,200,993	1.1
2,246,915		Barclays PLC	6,166,353	2.1
2,663,690		HSBC Holdings PLC	21,492,419	7.2
788,749		Legal & General Group PLC	2,402,841	0.8
8,502,273		Lloyds Banking Group Plc	6,528,744	2.2
41,879		London Stock Exchange Group PLC	1,496,811	0.5
649,190		Old Mutual PLC	1,655,425	0.6
342,594		Prudential PLC	6,837,353	2.3
435,122	@	Royal Bank of Scotland Group PLC	1,202,317	0.4
356,551	@	Standard Chartered PLC	2,907,663	1.0
262,419		Standard Life PLC	1,201,674	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
607,755		Other Securities	$6,083,693	2.0
			61,176,286	20.6
		Health Care: 10.6%
167,631		AstraZeneca PLC	9,154,008	3.1
85,544	#,@	ConvaTec Group PLC	246,589	0.1
645,808		GlaxoSmithKline PLC	12,405,081	4.2
119,578		Shire PLC	6,827,854	2.3
117,510		Smith & Nephew PLC	1,763,744	0.6
70,348		Other Securities	922,924	0.3
			31,320,200	10.6
		Industrials: 7.0%
66,860		Ashtead Group PLC	1,299,792	0.5
420,139		BAE Systems PLC	3,055,920	1.0
127,494		Experian PLC	2,468,507	0.8
225,338		International Consolidated Airlines Group SA	1,220,980	0.4
145,626		Relx PLC	2,595,145	0.9
219,807		Rolls-Royce Holdings PLC	1,805,396	0.6
9,825,232	@	Rolls-Royce Holdings PLC - C shares	12,109	0.0
33,504		Wolseley PLC	2,045,303	0.7
438,234		Other Securities	6,302,603	2.1
			20,805,755	7.0
		Information Technology: 0.9%
223,163	#	Worldpay Group PLC	740,926	0.2
172,532		Other Securities	1,944,593	0.7
			2,685,519	0.9
		Materials: 9.2%
173,573	@	Anglo American PLC	2,452,401	0.8
280,557		BHP Billiton PLC	4,467,342	1.5
110,169		CRH PLC - London	3,820,596	1.3
1,548,818	@	Glencore PLC	5,233,309	1.8
160,620		Rio Tinto PLC	6,132,188	2.1
204,939		Other Securities	5,078,094	1.7
			27,183,930	9.2
		Real Estate: 1.2%
104,501		Land Securities Group PLC	1,372,852	0.5
357,049		Other Securities	2,198,937	0.7
			3,571,789	1.2
		Telecommunication Services: 4.6%
1,111,573		BT Group PLC	5,018,006	1.7
3,528,935		Vodafone Group PLC	8,684,337	2.9
			13,702,343	4.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 4.2%
720,701	Centrica PLC	$2,075,664	0.7
501,056	National Grid PLC	5,854,247	2.0
135,070	SSE PLC	2,579,051	0.9
121,811	Other Securities	1,857,744	0.6
		12,366,706	4.2
	Total Common Stock (Cost $301,297,153)	294,329,835	99.2
	Assets in Excess of Other Liabilities	2,284,117	0.8
	Net Assets	$296,613,952	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

Cost for federal income tax purposes is $309,061,020.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$29,435,903
Gross Unrealized Depreciation	(44,167,088)
Net Unrealized Depreciation	$(14,731,185)

Geographic Diversification	Percentage of Net Assets
United Kingdom	84.7%
Netherlands	10.2%
Switzerland	2.7%
Ireland	1.0%
Germany	0.3%
United Arab Emirates	0.2%
Mexico	0.1%
Assets in Excess of Other Liabilities	0.8%
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$27,344,103	$—	$27,344,103
Consumer Staples	—	48,226,406	—	48,226,406
Energy	—	45,946,798	—	45,946,798
Financials	—	61,176,286	—	61,176,286
Health Care	246,589	31,073,611	—	31,320,200
Industrials	—	20,805,755	—	20,805,755
Information Technology	—	2,685,519	—	2,685,519
Materials	723,629	26,460,301	—	27,183,930
Real Estate	—	3,571,789	—	3,571,789
Telecommunication Services	—	13,702,343	—	13,702,343
Utilities	—	12,366,706	—	12,366,706
Total Common Stock	970,218	293,359,617	—	294,329,835
Total Investments, at fair value	$970,218	$293,359,617	$—	$294,329,835
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,778	—	2,778
Futures	52,438	—	—	52,438
Total Assets	$1,022,656	$293,362,395	$—	$294,385,051
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(20,016)	$—	$(20,016)
Total Liabilities	$—	$(20,016)	$—	$(20,016)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2016 (continued)

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	British Pound	2,000,000	Buy	03/15/17	$2,489,211	$2,469,195	$(20,016)
							$(20,016)
Citibank N.A.	British Pound	900,000	Sell	03/15/17	$1,113,915	$1,111,137	$2,778
							$2,778

At December 31, 2016, the following futures contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	28	03/17/17	$2,432,772	$52,438
			$2,432,772	$52,438

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,778
Equity contracts	Net Assets — Unrealized appreciation*	52,438
Total Asset Derivatives		$55,216
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$20,016
Total Liability Derivatives		$20,016

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(34,477)	$—	$(34,477)
Equity contracts	—	412,854	412,854
Total	$(34,477)	$412,854	$378,377

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2016 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$50,610	$—	$50,610
Equity contracts	—	(39,631)	(39,631)
Total	$50,610	$(39,631)	$10,979

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Citibank N.A.	Goldman Sachs & Co.	Totals
Assets:
Forward foreign currency contracts	$2,778	$—	$2,778
Total Assets	$2,778	$—	$2,778
Liabilities:
Forward foreign currency contracts	$—	$20,016	$20,016
Total Liabilities	$—	$20,016	$20,016
Net OTC derivative instruments by counterparty, at fair value	$2,778	$(20,016)	$(17,238)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$2,778	$(20,016)	$(17,238)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 2.9%
691,000		Belle International Holdings Ltd.	$387,078	0.4
241,000		Galaxy Entertainment Group Ltd.	1,043,800	1.1
603,028		Li & Fung Ltd.	264,283	0.3
248,000		Sands China Ltd.	1,069,915	1.1
			2,765,076	2.9
		Consumer Staples: 1.6%
281,000		China Mengniu Diary Co., Ltd.	538,805	0.5
74,500		Hengan International Group Co., Ltd.	545,649	0.6
715,000		Want Want China Holdings Ltd.	456,635	0.5
			1,541,089	1.6
		Energy: 7.0%
2,614,438		China Petroleum & Chemical Corp.	1,841,265	1.9
348,341		China Shenhua Energy Co., Ltd.	651,124	0.7
1,829,714		CNOOC Ltd.	2,273,850	2.4
330,000		Kunlun Energy Co. Ltd.	245,864	0.3
2,160,604		PetroChina Co., Ltd.	1,604,636	1.7
			6,616,739	7.0
		Financials: 47.5%
1,235,000		AIA Group Ltd.	6,918,274	7.3
8,138,746		Bank of China Ltd.	3,588,586	3.8
896,451		Bank of Communications Co., Ltd.	644,723	0.7
137,384	L	Bank of East Asia Ltd.	524,479	0.5
379,129		BOC Hong Kong Holdings Ltd.	1,350,290	1.4
11,083,107		China Construction Bank	8,487,780	9.0
761,911		China Life Insurance Co., Ltd.	1,969,501	2.1
78,343		Hang Seng Bank Ltd.	1,452,838	1.5
119,141		Hong Kong Exchanges and Clearing Ltd.	2,802,003	3.0
1,255,228		HSBC Holdings PLC	10,037,115	10.6
7,558,340		Industrial & Commercial Bank of China	4,506,527	4.8
533,932		Ping An Insurance Group Co. of China Ltd.	2,652,619	2.8
			44,934,735	47.5
		Industrials: 5.5%
120,818		Cathay Pacific Airways Ltd.	158,554	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
133,436	China Merchants Port Holdings Co. Ltd	$329,666	0.3
595,811	Citic Pacific Ltd.	848,525	0.9
276,536	CK Hutchison Holdings Ltd.	3,121,665	3.3
151,143	MTR Corp.	732,777	0.8
		5,191,187	5.5
	Information Technology: 11.3%
75,500	AAC Technologies Holdings, Inc.	683,407	0.7
740,000	Lenovo Group Ltd.	446,077	0.5
394,075	Tencent Holdings Ltd.	9,555,182	10.1
		10,684,666	11.3
	Real Estate: 10.6%
275,536	Cheung Kong Property Holdings Ltd.	1,682,697	1.8
392,991	China Overseas Land & Investment Ltd.	1,034,018	1.1
284,444	China Resources Land Ltd.	636,491	0.7
207,706	Hang Lung Properties Ltd.	437,979	0.4
112,189	Henderson Land Development Co., Ltd.	594,600	0.6
228,500	Link REIT	1,481,383	1.6
577,100	New World Development Ltd.	608,037	0.6
315,265	Sino Land Co.	470,075	0.5
133,555	Sun Hung Kai Properties Ltd.	1,681,789	1.8
51,091	Swire Pacific Ltd.	486,170	0.5
139,637	Wharf Holdings Ltd.	924,953	1.0
		10,038,192	10.6
	Telecommunication Services: 7.8%
629,101	China Mobile Ltd.	6,632,723	7.0
613,110	China Unicom Hong Kong Ltd.	709,588	0.8
		7,342,311	7.8
	Utilities: 5.6%
68,000	Cheung Kong Infrastructure Holdings Ltd.	540,082	0.6
197,654	China Resources Power Holdings Co.	312,626	0.3
193,931	CLP Holdings Ltd.	1,778,519	1.9
781,517	Hong Kong & China Gas	1,380,309	1.5
142,322	Power Assets Holdings Ltd.	1,252,017	1.3
		5,263,553	5.6
	Total Common Stock (Cost $80,620,542)	94,377,548	99.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.6%
554,246	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $554,276, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $565,331, due 01/25/17-10/20/66) (Cost $554,246)	$554,246	0.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
15,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $15,000)	15,000	0.0
	Total Short-Term Investments (Cost $569,246)	569,246	0.6

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $81,189,788)	$94,946,794	100.4
Liabilities in Excess of Other Assets	(395,802)	(0.4)
Net Assets	$94,550,992	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $84,185,218.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,663,607
Gross Unrealized Depreciation	(5,902,031)
Net Unrealized Appreciation	$10,761,576

Geographic Diversification	Percentage of Net Assets
China	56.0%
Hong Kong	32.1%
United Kingdom	10.6%
Macau	1.1%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$2,765,076	$—	$2,765,076
Consumer Staples	—	1,541,089	—	1,541,089
Energy	—	6,616,739	—	6,616,739
Financials	—	44,934,735	—	44,934,735
Industrials	—	5,191,187	—	5,191,187
Information Technology	—	10,684,666	—	10,684,666
Real Estate	—	10,038,192	—	10,038,192
Telecommunication Services	—	7,342,311	—	7,342,311
Utilities	—	5,263,553	—	5,263,553
Total Common Stock	—	94,377,548	—	94,377,548
Short-Term Investments	15,000	554,246	—	569,246
Total Investments, at fair value	$15,000	$94,931,794	$—	$94,946,794

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,356	—	1,356
Futures	5,374	—	—	5,374
Total Assets	$20,374	$94,933,150	$—	$94,953,524
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(320)	$—	$(320)
Total Liabilities	$—	$(320)	$—	$(320)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Hang Seng Index Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Societe Generale	Hong Kong Sar Dollar	5,500,000	Buy	03/15/17	$708,108	$709,464	$1,356
							$1,356
Societe Generale	Hong Kong Sar Dollar	3,000,000	Sell	03/15/17	$386,660	$386,980	$(320)
							$(320)

At December 31, 2016, the following futures contracts were outstanding for Voya Hang Seng Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	4	01/26/17	$566,432	$5,374
			$566,432	$5,374

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,356
Equity contracts	Net Assets — Unrealized appreciation*	5,374
Total Asset Derivatives		$6,730
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$320
Total Liability Derivatives		$320

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(13,890)	$—	$(13,890)
Equity contracts	—	(74,306)	(74,306)
Total	$(13,890)	$(74,306)	$(88,196)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$946	$—-	$946
Equity contracts	—	26,873	26,873
Total	$946	$26,873	$27,819

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
Societe Generale
Assets:
Forward foreign currency contracts	$1,356
Total Assets	$1,356
Liabilities:
Forward foreign currency contracts	$320
Total Liabilities	$320
Net OTC derivative instruments by counterparty, at fair value	$1,036
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$1,036

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 11.8%
102,840		Daimler AG	$7,632,358	0.6
169,642		Honda Motor Co., Ltd.	4,952,752	0.4
29,683		LVMH Moet Hennessy Louis Vuitton SE	5,659,725	0.4
46,504	#	Merlin Entertainments PLC	256,727	0.0
73,415		Mitsubishi Motors Corp.	417,336	0.0
281,058		Toyota Motor Corp.	16,477,984	1.2
8,882,931		Other Securities(a)	121,127,885	9.2
			156,524,767	11.8
		Consumer Staples: 10.6%
80,976		Anheuser-Busch InBev SA/NV	8,570,851	0.7
197,086		British American Tobacco PLC	11,170,000	0.8
266,585		Diageo PLC	6,917,883	0.5
26,918		L'Oreal S.A.	4,906,234	0.4
326,885		Nestle S.A.	23,417,253	1.8
67,602		Reckitt Benckiser Group PLC	5,726,464	0.4
174,436		Unilever NV	7,165,653	0.5
137,291		Unilever PLC	5,552,063	0.4
849,500	#	WH Group Ltd.	684,779	0.1
4,270,431		Other Securities(a)	66,476,433	5.0
			140,587,613	10.6
		Energy: 5.3%
1,957,621		BP PLC	12,261,494	0.9
445,112		Royal Dutch Shell PLC - Class A	12,286,740	1.0
405,168		Royal Dutch Shell PLC - Class B	11,641,319	0.9
234,168		Total S.A.	12,011,008	0.9
2,561,357		Other Securities	21,258,811	1.6
			69,459,372	5.3
		Financials: 20.4%
25,301	#	ABN AMRO Group NV	560,211	0.0
1,280,899		AIA Group Ltd.	7,175,393	0.5
48,906		Allianz SE	8,071,370	0.6
308,662		Australia & New Zealand Banking Group Ltd.	6,756,988	0.5
209,557		AXA S.A.	5,282,699	0.4
1,555,933		Banco Santander SA	8,094,412	0.6
1,794,437		Barclays PLC	4,924,589	0.4
705,376		Banco Bilbao Vizcaya Argentaria S.A.	4,753,493	0.4
113,367		BNP Paribas	7,214,463	0.6
180,716		Commonwealth Bank of Australia	10,720,838	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
2,083,657		HSBC Holdings PLC	$16,812,327	1.3
413,900		ING Groep NV	5,827,217	0.4
6,642,296		Lloyds Banking Group Plc	5,100,501	0.4
1,351,306		Mitsubishi UFJ Financial Group, Inc.	8,333,943	0.6
59,976		Mitsubishi UFJ Lease & Finance Co., Ltd.	309,340	0.0
279,777		National Australia Bank Ltd.	6,179,865	0.5
45,276	#	Poste Italiane SpA	300,496	0.0
276,191		Prudential PLC	5,512,109	0.4
135,851		Sumitomo Mitsui Financial Group, Inc.	5,173,610	0.4
34,485		Sumitomo Mitsui Trust Holdings, Inc.	1,233,829	0.1
389,373		UBS Group AG	6,088,026	0.5
353,494		Westpac Banking Corp.	8,297,902	0.6
21,841,758		Other Securities(a)	137,571,344	10.4
			270,294,965	20.4
		Health Care: 10.3%
133,917		AstraZeneca PLC	7,312,951	0.6
87,685		Bayer AG	9,135,358	0.7
517,321		GlaxoSmithKline PLC	9,937,023	0.7
235,209		Novartis AG	17,105,222	1.3
197,516		Novo Nordisk A/S	7,085,331	0.5
74,035		Roche Holding AG	16,876,468	1.3
123,672		Sanofi	10,000,792	0.8
94,671		Shire PLC	5,405,675	0.4
1,647,408		Other Securities(a)	53,423,337	4.0
			136,282,157	10.3
		Industrials: 13.6%
7,070	#	Aena SA	963,228	0.1
104,274		Koninklijke Philips NV	3,187,867	0.2
150,893		Mitsubishi Corp.	3,204,764	0.2
205,361		Mitsubishi Electric Corp.	2,856,400	0.2
316,193		Mitsubishi Heavy Industries Ltd.	1,437,427	0.1
14,490		Mitsubishi Logistics Corp.	204,285	0.0
81,575		Siemens AG	9,988,073	0.8
20,299,859		Other Securities(a)	158,709,576	12.0
			180,551,620	13.6
		Information Technology: 5.2%
96,619	#,@	Auto Trader Group PLC	485,757	0.0
105,339		SAP SE	9,112,385	0.7
186,584	#	Worldpay Group PLC	619,480	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
3,430,378		Other Securities(a)	$58,620,396	4.4
			68,838,018	5.2
		Materials: 7.6%
95,843		BASF SE	8,882,417	0.7
339,570		BHP Billiton Ltd.	6,083,352	0.5
223,381		BHP Billiton PLC	3,556,922	0.3
6,609	#	Covestro AG	452,372	0.0
19,055		Koninklijke DSM NV	1,141,918	0.1
44,624		Rio Tinto Ltd.	1,911,746	0.1
132,057		Rio Tinto PLC	5,041,703	0.4
5,760,888		Other Securities(a)	73,503,190	5.5
			100,573,620	7.6
		Real Estate: 3.6%
132,327		Mitsubishi Estate Co., Ltd.	2,628,633	0.2
7,536,159		Other Securities(a)	45,274,059	3.4
			47,902,692	3.6
		Telecommunication Services: 4.4%
346,458		Deutsche Telekom AG	5,944,272	0.5
194,301		KDDI Corp.	4,906,679	0.4
338,976		Koninklijke KPN NV	1,002,397	0.1
101,446		SoftBank Group Corp.	6,713,093	0.5
2,825,880		Vodafone Group PLC	6,954,193	0.5
6,620,613		Other Securities(a)	32,318,436	2.4
			57,839,070	4.4
		Utilities: 3.3%
4,782	#,@	DONG Energy A/S	180,887	0.0
96,500#		HK Electric Investments & HK Electric Investments Ltd.	79,555	0.0
14,500	#,@	Innogy SE	503,847	0.1
6,419,514		Other Securities(a)	42,370,905	3.2
			43,135,194	3.3
		Total Common Stock (Cost $1,264,139,230)	1,271,989,088	96.1
PREFERRED STOCK: 0.5%
		Consumer Discretionary: 0.3%
51,588		Other Securities	4,194,241	0.3
		Consumer Staples: 0.2%
18,405		Other Securities	2,190,935	0.2
		Materials: 0.0%
7,773		Other Securities	325,607	0.0
		Total Preferred Stock (Cost $7,570,602)	6,710,783	0.5
RIGHTS: 0.0%
		Energy: 0.0%
118,484		Other Securities	43,903	0.0
Shares	Value	Percentage of Net Assets
RIGHTS: (continued)
Total Rights (Cost $41,284)	$43,903	0.0
Total Long-Term Investments (Cost $1,271,751,116)	1,278,743,774	96.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 1.6%
4,959,856	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,960,128, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $5,059,053, due 01/25/17-10/20/66)	4,959,856	0.4
4,959,856	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $4,960,144, collateralized by various U.S. Government Agency Obligations, 2.000%- 8.500%, Market Value plus accrued interest $5,059,053, due 12/01/17-01/01/47)	4,959,856	0.3
4,959,856	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,960,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $5,059,053, due 03/02/17-02/01/49)	4,959,856	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,043,878	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,043,935, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $1,064,756, due 10/31/18-11/30/22)	$1,043,878	0.1
4,959,856	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,960,128, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $5,059,053, due 01/15/17-08/20/66)	4,959,856	0.4
		20,883,302	1.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
32,155,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $32,155,000)	32,155,000	2.4
	Total Short-Term Investments (Cost $53,038,302)	53,038,302	4.0
	Total Investments in Securities (Cost $1,324,789,418)	1,331,782,076	100.6
	Liabilities in Excess of Other Assets	(7,320,188)	(0.6)
	Net Assets	$1,324,461,888	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,340,055,386.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$140,660,800
Gross Unrealized Depreciation	(148,934,110)
Net Unrealized Depreciation	$(8,273,310)

Geographic Diversification	Percentage of Net Assets
Japan	21.9%
United Kingdom	16.1%
France	9.2%
Germany	9.3%
Switzerland	9.2%
Australia	7.2%
Netherlands	5.4%
Spain	3.3%
Hong Kong	2.5%
Sweden	2.9%
Countries between 0.0%-1.8%^	9.6%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%

^
Includes 17 countries, which each represents 0.0%-1.8% of net assets.

*
Includes short-term investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$271,336	$156,253,431	$—	$156,524,767
Consumer Staples	9,811,360	130,776,253	—	140,587,613
Energy	—	69,459,372	—	69,459,372
Financials	795,414	269,499,551	—	270,294,965
Health Care	3,659,807	132,622,350	—	136,282,157
Industrials	1,049,787	179,501,833	—	180,551,620
Information Technology	4,723,345	64,114,673	—	68,838,018
Materials	—	100,573,620	—	100,573,620
Real Estate	—	47,902,692	—	47,902,692
Telecommunication Services	—	57,839,070	—	57,839,070
Utilities	503,847	42,631,347	—	43,135,194
Total Common Stock	20,814,896	1,251,174,192	—	1,271,989,088
Preferred Stock	—	6,710,783	—	6,710,783
Rights	43,903	—	—	43,903
Short-Term Investments	32,155,000	20,883,302	—	53,038,302
Total Investments, at fair value	$53,013,799	$1,278,768,277	$—	$1,331,782,076
Liabilities Table
Other Financial Instruments+
Futures	$(40,491)	$—	$—	$(40,491)
Total Liabilities	$(40,491)	$—	$—	$(40,491)

(1)
For the year ended December 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2016, securities valued at $11,025,361 and $2,213,192 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following futures contracts were outstanding for Voya International Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	519	03/17/17	$43,481,820	$(40,491)
			$43,481,820	$(40,491)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2016 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$40,491
Total Liability Derivatives		$40,491

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,135,107
Total	$1,135,107

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(211,693)
Total	$(211,693)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 19.8%
54,400		Bridgestone Corp.	$1,957,355	0.7
37,600		Denso Corp.	1,626,444	0.6
47,800		Fuji Heavy Industries Ltd.	1,947,583	0.7
138,300		Honda Motor Co., Ltd.	4,037,712	1.4
55,500		Mitsubishi Motors Corp.	315,496	0.1
184,700		Nissan Motor Co., Ltd.	1,852,752	0.6
175,850		Panasonic Corp.	1,783,499	0.6
108,712		Sony Corp.	3,037,624	1.0
186,682		Toyota Motor Corp.	10,944,869	3.7
2,862,136		Other Securities(a)	30,437,621	10.4
			57,940,955	19.8
		Consumer Staples: 8.5%
95,500		Japan Tobacco, Inc.	3,134,657	1.1
41,000		Kao Corp.	1,940,730	0.7
74,300	L	Kirin Holdings Co., Ltd.	1,205,980	0.4
63,643		Seven & I Holdings Co., Ltd.	2,420,291	0.8
712,882		Other Securities(a)	16,013,276	5.5
			24,714,934	8.5
		Energy: 0.9%
383,610		Other Securities(a)	2,705,463	0.9
		Financials: 13.7%
91,700		Dai-ichi Life Holdings, Inc.	1,524,648	0.5
1,146,100		Mitsubishi UFJ Financial Group, Inc.	7,068,371	2.4
37,700		Mitsubishi UFJ Lease & Finance Co., Ltd.	194,447	0.1
45,311		MS&AD Insurance Group Holdings, Inc.	1,403,171	0.5
2,056,400		Mizuho Financial Group, Inc.	3,690,282	1.2
309,400		Nomura Holdings, Inc.	1,829,223	0.6
107,400		ORIX Corp.	1,671,601	0.6
46,500		Osaka Securities Exchange Co. Ltd.	663,197	0.2
121,152		Sumitomo Mitsui Financial Group, Inc.	4,613,828	1.6
31,444		Sumitomo Mitsui Trust Holdings, Inc.	1,125,026	0.4
61,600		Tokio Marine Holdings, Inc.	2,522,094	0.9
2,167,816		Other Securities(a)	13,892,354	4.7
			40,198,242	13.7
		Health Care: 6.9%
165,200		Astellas Pharma, Inc.	2,291,878	0.8
32,600		Hoya Corp.	1,366,899	0.5
34,700		Otsuka Holdings Co. Ltd.	1,511,546	0.5
60,600		Takeda Pharmaceutical Co., Ltd.	2,514,054	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
476,240	Other Securities(a)	$12,471,405	4.3
		20,155,782	6.9
	Industrials: 21.5%
12,900	Central Japan Railway Co.	2,118,046	0.7
21,200	Daikin Industries Ltd.	1,942,109	0.7
29,700	East Japan Railway Co.	2,560,696	0.9
15,600	Fanuc Ltd.	2,609,794	0.9
112,000	Itochu Corp.	1,482,966	0.5
74,800	Komatsu Ltd.	1,694,231	0.6
114,200	Mitsubishi Corp.	2,425,454	0.8
164,700	Mitsubishi Electric Corp.	2,290,839	0.8
260,000	Mitsubishi Heavy Industries Ltd.	1,181,972	0.4
10,000	Mitsubishi Logistics Corp.	140,983	0.0
137,100	Mitsui & Co., Ltd.	1,878,588	0.6
20,014	Nidec Corp.	1,723,019	0.6
3,800	Nomura Co., Ltd.	54,859	0.0
35,000	Recruit Holdings Co. Ltd.	1,402,674	0.5
16,600	Secom Co., Ltd.	1,212,864	0.4
4,912,567	Other Securities(a)	38,237,452	13.1
		62,956,546	21.5
	Information Technology: 10.4%
82,366	Canon, Inc.	2,319,606	0.8
32,300	Fuji Film Holdings Corp.	1,223,066	0.4
371,146	Hitachi Ltd.	2,001,272	0.7
3,500	Keyence Corp.	2,394,874	0.8
25,200	Kyocera Corp.	1,249,429	0.4
16,155	Murata Manufacturing Co., Ltd.	2,157,286	0.7
9,500	Nintendo Co., Ltd.	1,974,816	0.7
11,132	Nomura Research Institute Ltd.	338,319	0.1
4,100	Otsuka Corp.	191,242	0.1
1,455,487	Other Securities(a)	16,620,848	5.7
		30,470,758	10.4
	Materials: 6.9%
72,365	Nippon Steel & Sumitomo Metal Corp.	1,602,802	0.6
800	Osaka Steel Co., Ltd.	14,795	0.0
29,000	Shin-Etsu Chemical Co., Ltd.	2,244,280	0.8
2,019,387	Other Securities(a)	16,194,064	5.5
		20,055,941	6.9
	Real Estate: 3.2%
50,860	Daiwa House Industry Co., Ltd.	1,386,971	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
114,000	Mitsubishi Estate Co., Ltd.	$2,264,573	0.8
81,000	Mitsui Fudosan Co., Ltd.	1,875,191	0.6
10,200	Nomura Real Estate Holdings, Inc.	173,094	0.1
279,106	Other Securities(a)	3,665,747	1.2
		9,365,576	3.2
	Telecommunication Services: 5.5%
150,100	KDDI Corp.	3,790,472	1.3
121,700	Nippon Telegraph & Telephone Corp.	5,122,981	1.8
113,500	NTT DoCoMo, Inc.	2,581,589	0.9
68,150	SoftBank Group Corp.	4,509,762	1.5
12,000	Other Securities(a)	16,800	0.0
		16,021,604	5.5
	Utilities: 1.9%
152,000	Osaka Gas Co., Ltd.	583,233	0.2
628,125	Other Securities	4,920,158	1.7
		5,503,391	1.9
	Total Common Stock (Cost $239,689,033)	290,089,192	99.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc: 1.1%
217,027	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $217,039, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $221,380, due 12/31/17-10/20/46)	217,027	0.1
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17- 10/20/66)	1,000,000	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	$1,000,000	0.3
1,000,000	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 01/15/17-08/20/66)	1,000,000	0.4
		3,217,027	1.1
	Total Short-Term Investments (Cost $3,217,027)	3,217,027	1.1
	Total Investments in Securities (Cost $242,906,060)	$293,306,219	100.3
	Liabilities in Excess of Other Assets	(740,811)	(0.3)
	Net Assets	$292,565,408	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $247,408,513.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,725,772
Gross Unrealized Depreciation	(15,828,066)
Net Unrealized Appreciation	$45,897,706

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$24,845	$57,916,110	$—	$57,940,955
Consumer Staples	62,289	24,652,645	—	24,714,934
Energy	—	2,705,463	—	2,705,463
Financials	98,363	40,099,879	—	40,198,242
Health Care	—	20,155,782	—	20,155,782
Industrials	298,473	62,658,073	—	62,956,546
Information Technology	—	30,470,758	—	30,470,758
Materials	—	20,055,941	—	20,055,941
Real Estate	—	9,365,576	—	9,365,576
Telecommunication Services	—	16,021,604	—	16,021,604
Utilities	—	5,503,391	—	5,503,391
Total Common Stock	483,970	289,605,222	—	290,089,192
Short-Term Investments	—	3,217,027	—	3,217,027
Total Investments, at fair value	$483,970	$292,822,249	$—	$293,306,219
Other Financial Instruments+
Futures	29,349	—	—	29,349
Total Assets	$513,319	$292,822,249	$—	$293,335,568
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(14,111)	$—	$(14,111)
Total Liabilities	$—	$(14,111)	$—	$(14,111)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	Japanese Yen	382,000,000	Buy	03/15/17	$3,286,604	$3,280,061	$(6,543)
							$(6,543)
Barclays Bank PLC	Japanese Yen	127,000,000	Sell	03/15/17	$1,082,923	$1,090,491	$(7,568)
							$(7,568)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2016 (continued)

At December 31, 2016, the following futures contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	21	03/09/17	$2,727,530	$29,349
			$2,727,530	$29,349

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$29,349
Total Asset Derivatives		$29,349
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,111
Total Liability Derivatives		$14,111

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$76,083	$—	$76,083
Equity contracts	—	(865,434)	(865,434)
Total	$76,083	$(865,434)	$(789,351)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$17,049	$—	$17,049
Equity contracts	—	140,368	140,368
Total	$17,049	$140,368	$157,417

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:
	Bank of America N.A.	Barclays Bank PLC	Totals
Liabilities:
Forward foreign currency contracts	$6,543	$7,568	$14,111
Total Liabilities	$6,543	$7,568	$14,111
Net OTC derivative instruments by counterparty, at fair value	$(6,543)	$(7,568)	$(14,111)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(6,543)	$(7,568)	$(14,111)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 19.5%
27,855	@	Amazon.com, Inc.	$20,887,629	3.7
14,338	@	Charter Communications, Inc.	4,128,197	0.7
159,626		Comcast Corp. – Class A	11,022,175	2.0
89,110		Home Depot, Inc.	11,947,869	2.1
64,019		Lowe’s Cos, Inc.	4,553,031	0.8
59,529		McDonald’s Corp.	7,245,870	1.3
29,178	@	Netflix, Inc.	3,612,236	0.6
94,835		Nike, Inc.	4,820,463	0.9
3,542	@	Priceline.com, Inc.	5,192,785	0.9
102,132		Starbucks Corp.	5,670,369	1.0
36,990		Time Warner, Inc.	3,570,645	0.6
47,302		TJX Cos., Inc.	3,553,799	0.6
116,197		Walt Disney Co.	12,110,051	2.2
239,190		Other Securities(a)	11,869,360	2.1
			110,184,479	19.5
		Consumer Staples: 10.2%
140,086		Altria Group, Inc.	9,472,615	1.7
208,680		Coca-Cola Co.	8,651,873	1.5
31,186		Costco Wholesale Corp.	4,993,191	0.9
72,384		CVS Health Corp.	5,711,821	1.0
89,981		PepsiCo, Inc.	9,414,712	1.7
304,157		Other Securities	19,221,391	3.4
			57,465,603	10.2
		Energy: 0.3%
30,759		Other Securities	1,945,608	0.3
		Financials: 2.0%
170,752		Other Securities	11,076,454	2.0
		Health Care: 16.2%
115,864		AbbVie, Inc.	7,255,404	1.3
53,793		Amgen, Inc.	7,865,075	1.4
15,664	@	Biogen, Inc.	4,441,997	0.8
119,569		Bristol-Myers Squibb Co.	6,987,612	1.2
55,005	@	Celgene Corp.	6,366,829	1.1
69,820		Eli Lilly & Co.	5,135,261	0.9
94,868		Gilead Sciences, Inc.	6,793,497	1.2
34,045		Johnson & Johnson	3,922,324	0.7
67,131		UnitedHealth Group, Inc.	10,743,645	1.9
378,260		Other Securities	32,120,154	5.7
			91,631,798	16.2
		Industrials: 9.6%
42,127		3M Co.	7,522,618	1.3
42,709		Boeing Co.	6,648,937	1.2
17,858		FedEx Corp.	3,325,160	0.6
127,862		General Electric Co.	4,040,439	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
54,485		Honeywell International, Inc.	$6,312,087	1.1
18,201		Lockheed Martin Corp.	4,549,158	0.8
49,508		United Parcel Service, Inc. - Class B	5,675,597	1.0
191,056		Other Securities	16,251,747	2.9
			54,325,743	9.6
		Information Technology: 34.3%
44,650		Accenture PLC	5,229,855	0.9
34,904	@	Adobe Systems, Inc.	3,593,367	0.6
21,026	@	Alphabet, Inc. - Class A	16,662,054	2.9
21,251	@	Alphabet, Inc. - Class C	16,401,947	2.9
359,557		Apple, Inc.	41,643,892	7.4
32,618		Automatic Data Processing, Inc.	3,352,478	0.6
26,982		Broadcom Ltd.	4,769,608	0.8
160,704	@	Facebook, Inc.	18,488,995	3.3
43,255		International Business Machines Corp.	7,179,897	1.3
69,004		Mastercard, Inc.	7,124,663	1.2
542,446		Microsoft Corp.	33,707,594	6.0
80,985	@	PayPal Holdings, Inc.	3,196,478	0.6
71,938		Texas Instruments, Inc.	5,249,316	0.9
136,462		Visa, Inc. - Class A	10,646,765	1.9
360,489		Other Securities(a)	16,766,526	3.0
			194,013,435	34.3
		Materials: 3.0%
62,585		Du Pont E I de Nemours & Co.	4,593,739	0.8
106,792		Other Securities	12,483,148	2.2
			17,076,887	3.0
		Real Estate: 2.0%
19,959		Simon Property Group, Inc.	3,546,116	0.6
63,439		Other Securities	7,515,241	1.4
			11,061,357	2.0
		Telecommunication Services: 1.5%
146,122		Verizon Communications, Inc.	7,799,992	1.4
12,562		Other Securities	722,441	0.1
			8,522,433	1.5
		Utilities: 0.0%
2,757		Other Securities	211,159	0.0
		Total Common Stock (Cost $294,896,433)	557,514,956	98.6

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc: 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.2
957,149	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $957,204, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $976,292, due 03/02/17-02/01/49)	957,149	0.1
		1,957,149	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
7,692,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $7,692,000)	7,692,000	1.4
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $9,649,149)	$9,649,149	1.7
Total Investments in Securities (Cost $304,545,582)	$567,164,105	100.3
Liabilities in Excess of Other Assets	(1,701,825)	(0.3)
Net Assets	$565,462,280	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $304,765,728.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$268,892,852
Gross Unrealized Depreciation	(6,494,475)
Net Unrealized Appreciation	$262,398,377

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$557,514,956	$—	$—	$557,514,956
Short-Term Investments	7,692,000	1,957,149	—	9,649,149
Total Investments, at fair value	$565,206,956	$1,957,149	$—	$567,164,105

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Liabilities Table
Other Financial Instruments+
Futures	$(1,470)	$—	$—	$(1,470)
Total Liabilities	$(1,470)	$—	$—	$(1,470)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	75	03/17/17	$8,385,750	$(1,470)
			$8,385,750	$(1,470)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$1,470
Total Liability Derivatives		$1,470

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,025,432
Total	$1,025,432

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$15,026
Total	$15,026

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 11.3%
21,089	@	Amazon.com, Inc.	$15,814,008	1.9
130,655		Comcast Corp. – Class A	9,021,728	1.1
67,467		Home Depot, Inc.	9,045,975	1.1
45,071		McDonald’s Corp.	5,486,042	0.6
87,975		Walt Disney Co.	9,168,755	1.1
851,040		Other Securities(a)	46,119,699	5.5
			94,656,207	11.3
		Consumer Staples: 10.3%
106,061		Altria Group, Inc.	7,171,845	0.9
211,223		Coca-Cola Co.	8,757,306	1.0
58,178		CVS Health Corp.	4,590,826	0.6
78,306		PepsiCo, Inc.	8,193,157	1.0
84,014		Philip Morris International, Inc.	7,686,441	0.9
138,778		Procter & Gamble Co.	11,668,454	1.4
82,020		Wal-Mart Stores, Inc.	5,669,222	0.7
480,693		Other Securities	31,850,340	3.8
			85,587,591	10.3
		Energy: 7.6%
101,933		Chevron Corp.	11,997,514	1.4
226,113		Exxon Mobil Corp.	20,408,960	2.5
75,457		Schlumberger Ltd.	6,334,615	0.8
435,539		Other Securities	24,357,486	2.9
			63,098,575	7.6
		Financials: 15.7%
557,290		Bank of America Corp.	12,316,109	1.5
102,539	@	Berkshire Hathaway, Inc. – Class B	16,711,806	2.0
159,209		Citigroup, Inc.	9,461,791	1.1
20,907		Goldman Sachs Group, Inc.	5,006,181	0.6
197,388		JPMorgan Chase & Co.	17,032,611	2.1
247,768		Wells Fargo & Co.	13,654,494	1.6
829,550		Other Securities	56,916,064	6.8
			131,099,056	15.7
		Health Care: 14.7%
87,723		AbbVie, Inc.	5,493,214	0.7
40,728		Amgen, Inc.	5,954,841	0.7
90,528		Bristol-Myers Squibb Co.	5,290,456	0.6
41,645	@	Celgene Corp.	4,820,409	0.6
71,826		Gilead Sciences, Inc.	5,143,460	0.6
148,991		Johnson & Johnson	17,165,253	2.0
76,033		Medtronic PLC	5,415,831	0.6
150,214		Merck & Co., Inc.	8,843,098	1.1
325,815		Pfizer, Inc.	10,582,471	1.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
50,826		UnitedHealth Group, Inc.	$8,134,193	1.0
534,264		Other Securities	45,715,391	5.5
			122,558,617	14.7
		Industrials: 9.3%
31,896		3M Co.	5,695,669	0.7
32,336		Boeing Co.	5,034,069	0.6
499,002		General Electric Co.	15,768,463	1.9
41,252		Honeywell International, Inc.	4,779,044	0.6
45,721		Union Pacific Corp.	4,740,353	0.6
42,079		United Technologies Corp.	4,612,700	0.5
409,446		Other Securities	36,906,859	4.4
			77,537,157	9.3
		Information Technology: 22.4%
15,919	@	Alphabet, Inc. - Class A	12,615,012	1.5
16,090	@	Alphabet, Inc. - Class C	12,418,584	1.5
297,191		Apple, Inc.	34,420,662	4.1
272,914		Cisco Systems, Inc.	8,247,461	1.0
121,671	@	Facebook, Inc.	13,998,249	1.7
47,669		International Business Machines Corp.	7,912,577	1.0
256,252		Intel Corp.	9,294,260	1.1
52,245		Mastercard, Inc.	5,394,296	0.6
410,695		Microsoft Corp.	25,520,587	3.1
160,349		Oracle Corp.	6,165,419	0.7
79,631		Qualcomm, Inc.	5,191,941	0.6
103,318		Visa, Inc. - Class A	8,060,870	1.0
754,336		Other Securities(a)	37,357,346	4.5
			186,597,264	22.4
		Materials: 2.2%
210,916		Other Securities	18,587,073	2.2
		Real Estate: 1.2%
86,117		Other Securities	10,075,040	1.2
		Telecommunication Services: 3.2%
334,063		AT&T, Inc.	14,207,699	1.7
221,263		Verizon Communications, Inc.	11,811,019	1.4
15,409		Other Securities	886,172	0.1
			26,904,890	3.2
		Utilities: 1.9%
247,649		Other Securities	15,924,276	1.9
		Total Common Stock (Cost $357,571,750)	832,625,746	99.8

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc: 0.2%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.1
805,235	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $805,281, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $821,340, due 03/02/17-02/01/49)	805,235	0.1
		1,805,235	0.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
2,558,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $2,558,000)	$2,558,000	0.3
	Total Short-Term Investments (Cost $4,363,235)	4,363,235	0.5
	Total Investments in Securities (Cost $361,934,985)	$836,988,981	100.3
	Liabilities in Excess of Other Assets	(2,465,300)	(0.3)
	Net Assets	$834,523,681	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $365,913,234.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$481,958,148
Gross Unrealized Depreciation	(10,882,401)
Net Unrealized Appreciation	$471,075,747

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$832,625,746	$—	$—	$832,625,746
Short-Term Investments	2,558,000	1,805,235	—	4,363,235
Total Investments, at fair value	$835,183,746	$1,805,235	$—	$836,988,981

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Other Financial Instruments+
Futures	99	—	—	99
Total Assets	$835,183,845	$1,805,235	$—	$836,989,080

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	32	03/17/17	$3,577,920	$99
			$3,577,920	$99

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$99
Total Asset Derivatives		$99

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,863,860
Total	$1,863,860

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$13,837
Total	$13,837

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 2.7%
219,262		Ford Motor Co.	$2,659,648	0.6
79,150		General Motors Co.	2,757,586	0.6
101,345		Other Securities(a)	6,320,637	1.5
			11,737,871	2.7
		Consumer Staples: 10.0%
40,243		Colgate-Palmolive Co.	2,633,502	0.6
84,384		Mondelez International, Inc.	3,740,743	0.9
78,180		Philip Morris International, Inc.	7,152,688	1.6
144,614		Procter & Gamble Co.	12,159,145	2.8
38,563		Walgreens Boots Alliance, Inc.	3,191,474	0.7
85,469		Wal-Mart Stores, Inc.	5,907,617	1.3
152,193		Other Securities	9,071,742	2.1
			43,856,911	10.0
		Energy: 14.7%
106,220		Chevron Corp.	12,502,094	2.9
70,015		ConocoPhillips	3,510,552	0.8
27,563		EOG Resources, Inc.	2,786,619	0.6
235,622		Exxon Mobil Corp.	21,267,242	4.9
48,392		Halliburton Co.	2,617,523	0.6
43,062		Occidental Petroleum Corp.	3,067,306	0.7
78,631		Schlumberger Ltd.	6,601,073	1.5
241,200		Other Securities	11,896,795	2.7
			64,249,204	14.7
		Financials: 29.3%
57,500		American International Group, Inc.	3,755,325	0.9
45,172		American Express Co.	3,346,342	0.8
580,727		Bank of America Corp.	12,834,067	2.9
59,115		Bank of New York Mellon Corp.	2,800,869	0.6
106,851	@	Berkshire Hathaway, Inc. – Class B	17,414,576	4.0
7,056		Blackrock, Inc.	2,685,090	0.6
26,104		Chubb Ltd.	3,448,860	0.8
165,904		Citigroup, Inc.	9,859,675	2.2
21,786		Goldman Sachs Group, Inc.	5,216,658	1.2
205,689		JPMorgan Chase & Co.	17,748,904	4.1
52,517		Metlife, Inc.	2,830,141	0.6
80,589		Morgan Stanley	3,404,885	0.8
28,197		PNC Financial Services Group, Inc.	3,297,921	0.7
91,713		US Bancorp	4,711,297	1.1
258,188		Wells Fargo & Co.	14,228,740	3.3
282,848		Other Securities	20,367,359	4.7
			127,950,709	29.3
		Health Care: 12.7%
82,914		Abbott Laboratories	3,184,727	0.7
128,398		Johnson & Johnson	14,792,734	3.4
79,231		Medtronic PLC	5,643,624	1.3
156,531		Merck & Co., Inc.	9,214,980	2.1
315,751		Pfizer, Inc.	10,255,592	2.4
132,079		Other Securities	12,349,830	2.8
			55,441,487	12.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.7%
31,491	Caterpillar, Inc.	$2,920,475	0.7
419,110	General Electric Co.	13,243,876	3.0
40,164	Union Pacific Corp.	4,164,204	1.0
43,849	United Technologies Corp.	4,806,727	1.1
184,730	Other Securities	12,832,046	2.9
		37,967,328	8.7
	Information Technology: 9.5%
26,014	Apple, Inc.	3,012,941	0.7
284,391	Cisco Systems, Inc.	8,594,296	2.0
242,996	Intel Corp.	8,813,465	2.0
150,717	Oracle Corp.	5,795,069	1.3
65,803	Qualcomm, Inc.	4,290,356	1.0
345,476	Other Securities(a)	10,913,906	2.5
		41,420,033	9.5
	Materials: 1.4%
63,371	Dow Chemical Co.	3,626,089	0.9
22,905	Other Securities	2,276,420	0.5
		5,902,509	1.4
	Real Estate: 0.4%
24,013	Other Securities	1,784,636	0.4
	Telecommunication Services: 4.9%
348,112	AT&T, Inc.	14,805,203	3.4
115,284	Verizon Communications, Inc.	6,153,860	1.4
6,146	Other Securities	353,457	0.1
		21,312,520	4.9
	Utilities: 3.8%
38,946	Duke Energy Corp.	3,022,989	0.7
26,015	NextEra Energy, Inc.	3,107,752	0.7
53,069	Southern Co.	2,610,464	0.6
138,355	Other Securities	7,718,097	1.8
		16,459,302	3.8
	Total Common Stock (Cost $337,337,221)	428,082,510	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc: 0.1%
338,389	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $338,408, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $345,157, due 01/25/17-10/20/66) (Cost $338,389)	338,389	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
7,486,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $7,486,000)	$7,486,000	1.7
	Total Short-Term Investments (Cost $7,824,389)	7,824,389	1.8
	Total Investments in Securities (Cost $345,161,610)	$435,906,899	99.9
	Assets in Excess of Other Liabilities	406,255	0.1
	Net Assets	$436,313,154	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $348,714,383.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$94,940,607
Gross Unrealized Depreciation	(7,748,091)
Net Unrealized Appreciation	$87,192,516

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$428,082,510	$—	$—	$428,082,510
Short-Term Investments	7,486,000	338,389	—	7,824,389
Total Investments, at fair value	$435,568,510	$338,389	$—	$435,906,899
Liabilities Table
Other Financial Instruments+
Futures	$(2,953)	$—	$—	$(2,953)
Total Liabilities	$(2,953)	$—	$—	$(2,953)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2016 (continued)

At December 31, 2016, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	75	03/17/17	$8,385,750	$(2,953)
			$8,385,750	$(2,953)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$2,953
Total Liability Derivatives		$2,953

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$704,983
Total	$704,983

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$64,490
Total	$64,490

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 23.3%
3,136	@	Autozone, Inc.	$2,476,781	0.8
29,071		Delphi Automotive PLC	1,957,932	0.7
30,311		Dollar General Corp.	2,245,136	0.8
24,138	@	Dollar Tree, Inc.	1,862,971	0.6
12,711		Expedia, Inc.	1,439,902	0.5
14,671		Genuine Parts Co.	1,401,667	0.5
25,897		Marriott International, Inc.	2,141,164	0.7
50,108		Newell Brands, Inc.	2,237,322	0.8
25,168		Omnicom Group	2,142,049	0.7
10,070	@	O'Reilly Automotive, Inc.	2,803,589	1.0
41,948		Ross Stores, Inc.	2,751,789	0.9
6,232	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,588,786	0.5
1,149,409		Other Securities(a)	43,779,568	14.8
			68,828,656	23.3
		Consumer Staples: 7.2%
11,753		Clorox Co.	1,410,595	0.5
36,780		Conagra Brands, Inc.	1,454,649	0.5
19,736		Dr Pepper Snapple Group, Inc.	1,789,463	0.6
14,933		Hershey Co.	1,544,520	0.5
24,422		Kellogg Co.	1,800,146	0.6
358,873		Other Securities(a)	13,224,303	4.5
			21,223,676	7.2
		Energy: 1.4%
146,362		Other Securities	4,200,590	1.4
		Financials: 5.4%
16,144		Moody’s Corp.	1,521,895	0.5
19,751		T. Rowe Price Group, Inc.	1,486,460	0.5
220,444		Other Securities(a)	12,883,079	4.4
			15,891,434	5.4
		Health Care: 14.8%
17,529		AmerisourceBergen Corp.	1,370,592	0.5
18,176	@	BioMarin Pharmaceutical, Inc.	1,505,700	0.5
31,315	@	Cerner Corp.	1,483,392	0.5
7,823		CR Bard, Inc.	1,757,515	0.6
22,483	@	Edwards Lifesciences Corp.	2,106,657	0.7
15,575	@	Illumina, Inc.	1,994,223	0.7
17,325	@	Incyte Corp., Ltd.	1,737,178	0.6
4,025	@	Intuitive Surgical, Inc.	2,552,534	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
20,568		St. Jude Medical, Inc.	$1,649,348	0.5
48,548		Zoetis, Inc.	2,598,774	0.9
402,308		Other Securities(a)	24,905,527	8.4
			43,661,440	14.8
		Industrials: 14.7%
12,616		Equifax, Inc.	1,491,590	0.5
30,646		Fastenal Co.	1,439,749	0.5
10,957		Rockwell Automation, Inc.	1,472,621	0.5
5,892		WW Grainger, Inc.	1,368,417	0.5
576,548		Other Securities(a)	37,682,270	12.7
			43,454,647	14.7
		Information Technology: 21.6%
6,145		Alliance Data Systems Corp.	1,404,133	0.5
31,948		Amphenol Corp.	2,146,906	0.7
18,450	@	Autodesk, Inc.	1,365,485	0.5
16,522	@	Citrix Systems, Inc.	1,475,580	0.5
30,987	@	Electronic Arts, Inc.	2,440,536	0.8
19,680		Fidelity National Information Services, Inc.	1,488,595	0.5
23,640	@	Fiserv, Inc.	2,512,459	0.8
9,751	@	FleetCor Technologies, Inc.	1,379,962	0.5
13,573		Lam Research Corp.	1,435,073	0.5
22,383		Microchip Technology, Inc.	1,435,869	0.5
54,241		Nvidia Corp.	5,789,684	1.9
34,348		Paychex, Inc.	2,091,106	0.7
18,552		Skyworks Solutions, Inc.	1,385,092	0.5
852,040		Other Securities(a)	37,549,618	12.7
			63,900,098	21.6
		Materials: 5.1%
18,195		Ball Corp.	1,365,899	0.5
6,121		Martin Marietta Materials, Inc.	1,355,985	0.5
13,131		Vulcan Materials Co.	1,643,345	0.5
229,255		Other Securities	10,818,223	3.6
			15,183,452	5.1
		Real Estate: 4.6%
7,374		Equinix, Inc.	2,635,542	0.9
214,419		Other Securities	11,132,986	3.7
			13,768,528	4.6

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 0.5%
25,752	Other Securities	$1,439,120	0.5
	Total Common Stock (Cost $185,156,025)	291,551,641	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Securities Lending Collateralcc: 4.8%
3,392,560	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,392,750, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,460,608, due 12/31/17-10/20/46)	3,392,560	1.2
3,392,560	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,392,746, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,460,411, due 01/25/17-10/20/66)	3,392,560	1.1
3,392,560	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,392,753, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,460,411, due 03/02/17-02/01/49)	3,392,560	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
714,005	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $714,044, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $728,285, due 10/31/18-11/30/22)	$714,005	0.2
3,392,560	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,392,746, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,460,411, due 01/15/17-08/20/66)	3,392,560	1.1
		14,284,245	4.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
4,389,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $4,389,000)	4,389,000	1.5
	Total Short-Term Investments (Cost $18,673,245)	18,673,245	6.3
	Total Investments in Securities (Cost $203,829,270)	$310,224,886	104.9
	Liabilities in Excess of Other Assets	(14,376,904)	(4.9)
	Net Assets	$295,847,982	100.0

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $204,639,259.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$114,034,967
Gross Unrealized Depreciation	(8,449,340)
Net Unrealized Appreciation	$105,585,627

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$291,551,641	$—	$—	$291,551,641
Short-Term Investments	4,389,000	14,284,245	—	18,673,245
Total Investments, at fair value	$295,940,641	$14,284,245	$—	$310,224,886
Liabilities Table
Other Financial Instruments+
Futures	$(74,881)	$—	$—	$(74,881)
Total Liabilities	$(74,881)	$—	$—	$(74,881)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	29	03/17/17	$4,811,390	$(74,881)
			$4,811,390	$(74,881)

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2016 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$74,881
Total Liability Derivatives		$74,881

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$516,291
Total	$516,291

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(58,344)
Total	$(58,344)

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 14.9%
9,222	@	Autozone, Inc.	$7,283,443	0.4
89,180		Dollar General Corp.	6,605,563	0.4
100,918		Marriott International, Inc.	8,343,900	0.4
147,389		Newell Brands, Inc.	6,580,919	0.3
74,033		Omnicom Group	6,300,949	0.3
29,627	@	O'Reilly Automotive, Inc.	8,248,453	0.4
123,417		Ross Stores, Inc.	8,096,155	0.4
6,152,265		Other Securities(a)	242,840,675	12.3
			294,300,057	14.9
		Consumer Staples: 4.9%
2,011,676		Other Securities(a)	96,888,830	4.9
		Energy: 6.4%
137,358		Baker Hughes, Inc.	8,924,149	0.5
163,798		Devon Energy Corp.	7,480,655	0.4
164,882		Marathon Petroleum Corp.	8,301,809	0.4
215,795		Williams Cos., Inc.	6,719,856	0.3
3,466,201		Other Securities(a)	95,327,083	4.8
			126,753,552	6.4
		Financials: 13.3%
239,472		Fifth Third Bancorp	6,458,560	0.3
337,795		Keycorp	6,171,514	0.3
46,855		M&T Bank Corp.	7,329,528	0.4
182,262		Progressive Corp.	6,470,301	0.3
157,249		SunTrust Banks, Inc.	8,625,108	0.5
262,160		Synchrony Financial	9,508,543	0.5
63,869 **		Voya Financial, Inc.	2,504,942	0.1
5,493,743		Other Securities(a)	214,806,870	10.9
			261,875,366	13.3
		Health Care: 8.8%
66,142	@	Edwards Lifesciences Corp.	6,197,505	0.3
11,840	@	Intuitive Surgical, Inc.	7,508,573	0.4
87,182		St. Jude Medical, Inc.	6,991,125	0.3
142,833		Zoetis, Inc.	7,645,850	0.4
2,321,255		Other Securities(a)	145,435,095	7.4
			173,778,148	8.8
		Industrials: 13.4%
165,723		American Airlines Group, Inc.	7,737,607	0.4
49,468		Cummins, Inc.	6,760,792	0.3
80,625		Ingersoll-Rand PLC - Class A	6,050,100	0.3
287,573		Johnson Controls International plc	11,845,132	0.6
107,317		Paccar, Inc.	6,857,556	0.4
99,384	@	United Continental Holdings, Inc.	7,243,106	0.4
3,511,030		Other Securities(a)	217,228,771	11.0
			263,723,064	13.4
		Information Technology: 14.4%
93,969		Amphenol Corp.	6,314,717	0.3
96,148		Analog Devices, Inc.	6,982,268	0.3
91,166	@	Electronic Arts, Inc.	7,180,234	0.4
101,760		Fidelity National Information Services, Inc.	7,697,126	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
69,552	@	Fiserv, Inc.	$7,391,986	0.4
324,516	@	Micron Technology, Inc.	7,113,391	0.4
159,585		Nvidia Corp.	17,034,103	0.9
101,044		Paychex, Inc.	6,151,559	0.3
88,439		Western Digital Corp.	6,009,430	0.3
5,344,523		Other Securities(a)	211,322,767	10.7
			283,197,581	14.4
		Materials: 5.5%
128,552		International Paper Co.	6,820,969	0.4
2,359,057		Other Securities(a)	101,486,465	5.1
			108,307,434	5.5
		Real Estate: 9.6%
42,973		AvalonBay Communities, Inc.	7,612,667	0.4
47,954		Boston Properties, Inc.	6,031,654	0.3
21,695		Equinix, Inc.	7,754,010	0.4
163,658		ProLogis, Inc.	8,639,506	0.4
105,902		Ventas, Inc.	6,620,993	0.3
111,944		Welltower, Inc.	7,492,412	0.4
232,405		Weyerhaeuser Co.	6,993,066	0.3
3,976,482		Other Securities	139,269,989	7.1
			190,414,297	9.6
		Telecommunication Services: 1.0%
989,478		Other Securities(a)	19,153,749	1.0
		Utilities: 6.0%
95,600		Consolidated Edison, Inc.	7,043,808	0.3
99,179		Edison International	7,139,896	0.4
212,710		PPL Corp.	7,242,776	0.4
158,597		Public Service Enterprise Group, Inc.	6,959,236	0.3
78,329		Sempra Energy	7,883,031	0.4
159,357		Xcel Energy, Inc.	6,485,830	0.3
1,968,935		Other Securities	76,373,734	3.9
			119,128,311	6.0
		Total Common Stock (Cost $1,088,461,058)	1,937,520,389	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 2.1%
2,054,986	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,055,101, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,096,205, due 12/31/17-10/20/46)	2,054,986	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
9,764,319	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $9,764,854, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,959,605, due 01/25/17-10/20/66)	$9,764,319	0.5
9,764,319	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $9,764,875, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,959,606, due 03/02/17-02/01/49)	9,764,319	0.5
9,764,319	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $9,764,854, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,959,606, due 01/15/17-08/20/66)	9,764,319	0.5
9,764,319	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $9,765,015, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,012,421, due 04/15/18- 02/15/46)	9,764,319	0.5
		41,112,262	2.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.9%
36,871,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $36,871,000)	$36,871,000	1.9
	Total Short-Term Investments (Cost $77,983,262)	77,983,262	4.0
	Total Investments in Securities (Cost $1,166,444,320)	$2,015,503,651	102.2
	Liabilities in Excess of Other Assets	(43,198,842)	(2.2)
	Net Assets	$1,972,304,809	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

**
Investment in affiliate

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,179,131,759.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$921,111,036
Gross Unrealized Depreciation	(84,739,144)
Net Unrealized Appreciation	$836,371,892

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,937,520,389	$—	$—	$1,937,520,389
Short-Term Investments	36,871,000	41,112,262	—	77,983,262
Total Investments, at fair value	$1,974,391,389	$41,112,262	$—	$2,015,503,651
Liabilities Table
Other Financial Instruments+
Futures	$(530,671)	$—	$—	$(530,671)
Total Liabilities	$(530,671)	$—	$—	$(530,671)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	222	03/17/17	$36,832,020	$(530,671)
			$36,832,020	$(530,671)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended December 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$2,542,804	$244,015	$(651,585)	$369,708	$2,504,942	$2,651	$(198,353)	$—
	$2,542,804	$244,015	$(651,585)	$369,708	$2,504,942	$2,651	$(198,353)	$—

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$530,671
Total Liability Derivatives		$530,671

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$5,070,586
Total	$5,070,586

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(348,724)
Total	$(348,724)

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 12.2%
13,461		Jack in the Box, Inc.	$1,502,786	0.2
4,262,966		Other Securities(a)	95,434,836	12.0
			96,937,622	12.2
		Consumer Staples: 2.9%
860,975		Other Securities(a)	22,800,570	2.9
		Energy: 3.6%
97,432	@	Oasis Petroleum, Inc.	1,475,120	0.2
22,551	@	PDC Energy, Inc.	1,636,752	0.2
41,364	@	RSP Permian, Inc.	1,845,662	0.2
26,857		US Silica Holdings, Inc.	1,522,255	0.2
2,260,511		Other Securities(a)	22,400,032	2.8
			28,879,821	3.6
		Financials: 19.3%
33,275		Bank of the Ozarks, Inc.	1,749,932	0.2
124,896		Investors Bancorp, Inc.	1,742,299	0.2
30,875		MB Financial, Inc.	1,458,226	0.2
137,183	@	MGIC Investment Corp.	1,397,895	0.2
102,273		New Residential Investment Corp.	1,607,732	0.2
31,229		PrivateBancorp, Inc.	1,692,299	0.2
26,038		Prosperity Bancshares, Inc.	1,869,008	0.2
86,461		Radian Group, Inc.	1,554,569	0.2
18,535	@	Texas Capital Bancshares, Inc.	1,453,144	0.2
86,245		Umpqua Holdings Corp.	1,619,681	0.2
36,482		Webster Financial Corp.	1,980,243	0.3
19,686		Wintrust Financial Corp.	1,428,613	0.2
5,543,831		Other Securities(a)	134,235,480	16.8
			153,789,121	19.3
		Health Care: 11.8%
94,351	@	Exelixis, Inc.	1,406,773	0.2
36,853		Healthsouth Corp.	1,519,818	0.2
21,351	@	Parexel International Corp.	1,403,188	0.1
11,130	@,L	Tesaro, Inc.	1,496,762	0.2
5,810,103		Other Securities(a)	88,428,501	11.1
			94,255,042	11.8
		Industrials: 14.3%
18,705		Clarcor, Inc.	1,542,601	0.2
17,802		Curtiss-Wright Corp.	1,751,005	0.2
24,319		EMCOR Group, Inc.	1,720,812	0.2
17,869		EnerSys	1,395,569	0.2
13,479	@	Teledyne Technologies, Inc.	1,657,917	0.2
21,355		Woodward, Inc.	1,474,563	0.2
40,536	@	XPO Logistics, Inc.	1,749,534	0.2
3,396,071		Other Securities(a)	102,396,167	12.9
			113,688,168	14.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 16.5%
311,448	@	Advanced Micro Devices, Inc.	$3,531,820	0.4
33,200	@	Aspen Technology, Inc.	1,815,376	0.2
26,284	@	Cavium, Inc.	1,641,173	0.2
25,520	@	Cirrus Logic, Inc.	1,442,901	0.2
12,610		Fair Isaac Corp.	1,503,364	0.2
19,133		j2 Global, Inc.	1,565,079	0.2
9,163		Littelfuse, Inc.	1,390,668	0.2
26,802		MAXIMUS, Inc.	1,495,284	0.2
40,382		Mentor Graphics Corp.	1,489,692	0.2
45,228	@	Microsemi Corp.	2,440,955	0.3
17,867		Science Applications International Corp.	1,515,122	0.2
34,507	@	Take-Two Interactive Software, Inc.	1,700,850	0.2
4,594,694		Other Securities(a)	110,004,106	13.8
			131,536,390	16.5
		Materials: 4.7%
76,602		Chemours Co.	1,692,138	0.2
66,806		Olin Corp.	1,710,902	0.2
19,109		Sensient Technologies Corp.	1,501,585	0.2
1,554,582		Other Securities(a)	32,854,872	4.1
			37,759,497	4.7
		Real Estate: 7.7%
174,930		Gramercy Property Trust	1,605,857	0.2
46,661		Healthcare Realty Trust, Inc.	1,414,762	0.2
118,888		Medical Properties Trust, Inc.	1,462,322	0.2
2,785,915		Other Securities(a)	57,063,320	7.1
			61,546,261	7.7
		Telecommunication Services: 0.8%
566,351		Other Securities(a)	6,100,828	0.8
		Utilities: 3.5%
20,051		Idacorp, Inc.	1,615,108	0.2
33,667		Portland General Electric Co.	1,458,791	0.2
19,794		Southwest Gas Corp.	1,516,616	0.2
20,300		WGL Holdings, Inc.	1,548,484	0.2
705,673		Other Securities(a)	21,957,148	2.7
			28,096,147	3.5
		Total Common Stock (Cost $486,707,718)	775,389,467	97.3
RIGHTS: 0.0%
		Health Care: 0.0%
119,981		Other Securities	71,496	0.0
		Telecommunication Services: 0.0%
40,289		Other Securities	136,983	0.0
		Total Rights (Cost $107,503)	208,479	0.0
		Total Long-Term Investments (Cost $487,631,939)	775,597,946	97.3

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.9%
	Securities Lending Collateralcc: 6.1%
2,229,266	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,229,391, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,273,981, due 12/31/17-10/20/46)	$2,229,266	0.3
11,516,721	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,517,352, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $11,747,055, due 01/25/17-10/20/66)	11,516,721	1.4
11,516,721	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $11,517,377, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,747,056, due 03/02/17-02/01/49)	11,516,721	1.4
11,516,721	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,517,352, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $11,747,056, due 01/15/17-08/20/66)	11,516,721	1.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
11,711,232	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $11,712,066, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $12,008,803, due 04/15/18-02/15/46)	$11,711,232	1.5
		48,490,661	6.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.8%
22,786,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $22,786,000)	22,786,000	2.8
	Total Short-Term I nvestments (Cost $71,276,661)	71,276,661	8.9
	Total Investments in Securities (Cost $558,908,600)	$846,874,607	106.2
	Liabilities in Excess of Other Assets	(49,506,280)	(6.2)
	Net Assets	$797,368,327	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $560,449,773.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$343,956,478
Gross Unrealized Depreciation	(57,531,644)
Net Unrealized Appreciation	$286,424,834

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$96,937,622	$—	$—	$96,937,622
Consumer Staples	22,800,570	—	—	22,800,570
Energy	28,879,821	—	—	28,879,821
Financials	153,789,121	—	—	153,789,121
Health Care	94,255,042	—	—	94,255,042
Industrials	113,688,168	—	—	113,688,168
Information Technology	131,536,390	—	—	131,536,390
Materials	37,759,497	—	—	37,759,497
Real Estate	61,546,261	—	—	61,546,261
Telecommunication Services	6,100,828	—	—	6,100,828
Utilities	28,096,147	—	—	28,096,147
Total Common Stock	775,389,467	—	—	775,389,467
Rights	—	—	208,479	208,479
Short-Term Investments	22,786,000	48,490,661	—	71,276,661
Total Investments, at fair value	$798,175,467	$48,490,661	$208,479	$846,874,607
Liabilities Table
Other Financial Instruments+
Futures	$(400,143)	$—	$—	$(400,143)
Total Liabilities	$(400,143)	$—	$—	$(400,143)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	359	03/17/17	$24,356,355	$(400,143)
			$24,356,355	$(400,143)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$400,143
Total Liability Derivatives		$400,143

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,252,501
Total	$1,252,501

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(231,267)
Total	$(231,267)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:25.7%
		Basic Materials: 1.0%
31,793,000		Other Securities	$32,489,631	1.0
		Communications: 2.7%
14,380,000		AT&T, Inc., 1.750%-6.000%, 01/15/18-03/09/48	13,735,557	0.4
5,500,000		Cisco Systems, Inc., 2.125%-5.500%, 03/01/19-01/15/40	5,905,215	0.2
5,585,000		Comcast Corp., 3.375%-6.500%, 03/01/24-08/15/45	5,851,495	0.2
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,505,324	0.0
400,000		Time Warner Cable, Inc., 5.350%, 12/15/43	423,822	0.0
1,750,000		Time Warner Cable LLC, 4.125%-4.500%, 02/15/21-09/15/42	1,682,797	0.0
4,925,000		Time Warner, Inc., 2.100%-6.500%, 06/01/19-06/01/44	5,412,607	0.2
12,100,000		Verizon Communications, Inc., 1.100%-5.050%, 11/01/17-08/21/54	12,169,182	0.4
40,300,000		Other Securities	42,426,982	1.3
			89,112,981	2.7
		Consumer, Cyclical: 1.9%
4,893,000		CVS Health Corp., 2.250%-5.300%, 12/05/18-07/20/45	5,093,260	0.2
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	503,794	0.0
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,435,888	0.1
800,000		Ford Motor Co., 4.750%-7.450%, 07/16/31-01/15/43	913,268	0.0
6,250,000		Ford Motor Credit Co. LLC, 2.021%-4.375%, 01/16/18-08/04/25	6,301,525	0.2
1,500,000		General Motors Co., 6.600%-6.750%, 04/01/36-04/01/46	1,739,512	0.1
3,750,000		General Motors Financial Co., Inc., 3.100%-5.250%, 01/15/19-03/01/26	3,794,355	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
500,000	#	Hyundai Capital America, 2.400%, 10/30/18	$502,122	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,011,864	0.0
250,000	#	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	249,434	0.0
38,736,321		Other Securities(a)	40,886,296	1.2
			62,431,318	1.9
		Consumer, Non-cyclical: 3.9%
5,500,000		AbbVie, Inc., 1.800%-4.700%, 05/14/18-05/14/46	5,382,587	0.2
842,000	#	Amgen, Inc., 4.563%, 06/15/48	816,109	0.0
6,650,000		Amgen, Inc., 2.250%-4.400%, 11/15/21-05/01/45	6,774,006	0.2
7,250,000		Anheuser-Busch InBev Finance, Inc., 1.900%-4.900%, 02/01/19-02/01/46	7,487,031	0.2
3,750,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%-5.375%, 01/15/20-07/15/42	4,043,109	0.1
6,195,000		Celgene Corp., 2.300%-5.000%, 08/15/18-08/15/45	6,391,294	0.2
500,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	499,652	0.0
500,000	#	ERAC USA Finance LLC, 3.850%, 11/15/24	508,354	0.0
6,350,000		UnitedHealth Group, Inc., 1.625%-6.000%, 02/15/18-07/15/45	6,516,617	0.2
89,747,000		Other Securities	93,047,096	2.8
			131,465,855	3.9
		Energy: 2.7%
5,000,000		BP Capital Markets PLC, 1.375%-3.814%, 11/06/17-01/16/27	4,981,954	0.1
2,000,000		ConocoPhillips, 6.500%, 02/01/39	2,535,928	0.0
2,500,000	L	ConocoPhillips Co., 3.350%-4.950%, 03/15/21-11/15/44	2,564,930	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
5,292,000		Kinder Morgan Energy Partners L.P., 3.500%-6.950%, 03/01/21-09/01/44	$5,777,300	0.2
1,800,000	L	Kinder Morgan, Inc./DE, 3.050%-5.550%, 12/01/19-02/15/46	1,842,125	0.0
5,805,000		Petroleos Mexicanos, 4.250%-6.000%, 03/05/20-06/27/44	5,824,073	0.2
500,000		Total Capital Canada Ltd., 2.750%, 07/15/23	494,690	0.0
500,000		Total Capital International SA, 2.750%, 06/19/21	505,769	0.0
4,000,000		Total Capital SA, 2.125%-4.450%, 08/10/18-06/24/20	4,269,070	0.2
61,742,000		Other Securities(a)	63,373,670	1.9
			92,169,509	2.7
		Financial: 8.4%
6,325,000		American Express Co., 7.000%, 03/19/18	6,722,628	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	503,253	0.0
17,010,000		Bank of America Corp., 2.000%-5.700%, 01/11/18-10/22/26	17,454,433	0.5
550,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	553,275	0.0
2,500,000		Capital One Financial Corp., 2.450%-4.200%, 04/24/19-07/28/26	2,481,686	0.1
10,608,000		Citigroup, Inc., 2.500%-8.125%, 07/29/19-05/06/44	11,355,010	0.3
5,500,000		Credit Suisse/New York NY, 6.000%, 02/15/18	5,721,441	0.2
7,801,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	8,177,445	0.2
1,000,000		Goldman Sachs Group, Inc./The, 2.875%-3.750%, 02/25/21-02/25/26	1,004,103	0.0
14,640,000		Goldman Sachs Group, Inc., 2.550%-6.750%, 04/01/18-05/22/45	16,021,123	0.5
4,100,000		HSBC Holdings PLC, 3.400%-6.500%, 03/08/21-09/15/37	4,939,135	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,500,000		HSBC USA, Inc., 1.625%-3.500%, 01/16/18-06/23/24	$1,499,230	0.0
18,625,000		JPMorgan Chase & Co., 1.625%-5.500%, 05/15/18-10/15/40	20,318,294	0.6
16,000,000		Kreditanstalt fuer Wiederaufbau, 1.250%-2.625%, 09/30/19-01/25/22	16,121,802	0.5
500,000	#	Metropolitan Life Global Funding I, 1.950%, 09/15/21	485,950	0.0
750,000	#	Metropolitan Life Global Funding I, 3.450%, 12/18/26	756,701	0.0
17,550,000		Morgan Stanley, 2.125%-6.625%, 04/01/18-09/08/26	18,226,897	0.6
5,000,000		Private Export Funding Corp., 1.450%-3.550%, 08/15/19-06/15/25	5,129,273	0.2
4,300,000		Prudential Financial, Inc., 5.375%-6.200%, 11/15/40-05/15/45	5,164,103	0.2
500,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	500,283	0.0
500,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	500,336	0.0
13,983,000		Wells Fargo & Co., 3.450%-5.606%, 04/01/21-11/17/45	15,140,143	0.5
119,717,000		Other Securities(a)	121,740,644	3.6
			280,517,188	8.4
		Industrial: 1.9%
60,264,000		Other Securities	63,135,698	1.9
		Technology: 1.2%
8,900,000		Apple, Inc., 1.000%-4.650%, 05/03/18-02/23/46	8,898,517	0.3
400,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 3.480%, 06/01/19	408,454	0.0
400,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 4.420%, 06/15/21	413,957	0.0
400,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 5.450%, 06/15/23	424,426	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
400,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 6.020%, 06/15/26	$433,526	0.0
400,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 8.350%, 07/15/46	493,284	0.1
7,000,000	L	Microsoft Corp., 1.000%-4.875%, 05/01/18-08/08/56	7,095,771	0.2
7,600,000		Oracle Corp., 1.200%-5.375%, 10/15/17-05/15/45	7,840,923	0.2
14,226,000		Other Securities(a)	14,480,231	0.4
			40,489,089	1.2
		Utilities: 2.0%
500,000		Duke Energy Carolinas LLC, 2.500%, 03/15/23	495,436	0.0
2,400,000		Duke Energy Corp., 1.800%-4.800%, 06/15/18-09/01/46	2,388,758	0.1
1,250,000		Duke Energy Progress LLC, 3.700%-4.200%, 08/15/45-10/15/46	1,237,163	0.0
1,650,000		Duke Energy Progress, Inc., 4.150%-4.375%, 03/30/44-12/01/44	1,704,076	0.1
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	292,757	0.0
58,832,698		Other Securities(a)	61,575,620	1.8
			67,693,810	2.0
		Total Corporate Bonds/Notes (Cost $836,045,772)	859,505,079	25.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
2,103,914		Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/36	2,353,826	0.1
		Total Collateralized Mortgage Obligations (Cost $2,331,480)	2,353,826	0.1
MUNICIPAL BONDS: 1.0%
		California: 0.2%
4,335,000		State of California, 7.550%, 04/01/39	6,437,518	0.2
		Connecticut: 0.1%
3,735,000		Other Securities	4,558,455	0.1
		New Jersey: 0.2%
5,760,000		Other Securities	7,370,806	0.2
Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
		New York: 0.2%
3,495,000		Other Securities	$4,661,002	0.2
		Ohio: 0.2%
3,355,000		Other Securities	4,744,742	0.2
		Washington: 0.1%
3,900,000		Other Securities	4,651,686	0.1
		Total Municipal Bonds (Cost $27,014,826)	32,424,209	1.0
ASSET-BACKED SECURITIES: 0.5%
		Automobile Asset-Backed Securities: 0.3%
1,000,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	1,000,693	0.0
820,000	#	Ford Credit Auto Owner Trust 2014-2 A, 2.310%, 04/15/26	827,372	0.0
2,100,000	#	Hyundai Auto Lease Securitization Trust 2015-A A4, 1.650%, 08/15/19	2,105,196	0.1
7,600,000		Other Securities	7,538,989	0.2
			11,472,250	0.3
		Credit Card Asset-Backed Securities: 0.2%
1,000,000		Capital One Multi-Asset Execution Trust 2015-A2 A2, 2.080%, 03/15/23	1,003,855	0.1
1,000,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	987,154	0.0
3,850,000		Other Securities	3,868,622	0.1
			5,859,631	0.2
		Other Asset-Backed Securities: 0.0%
556,177		Other Securities	558,605	0.0
		Total Asset-Backed Securities (Cost $17,930,357)	17,890,486	0.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
2,000,000	#	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/33	2,012,707	0.1
1,000,000	#	COMM 2013-CR10 AM, 4.517%, 08/10/46	1,072,987	0.0
1,215,000	#	Core Industrial Trust 2015-CALW A, 3.040%, 02/10/34	1,241,204	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000	#	Core Industrial Trust 2015-TEXW, 3.849%, 02/10/34	$1,005,706	0.0
1,000,000	#	Core Industrial Trust 2015-WEST, 3.292%, 02/10/37	1,004,144	0.0
213,538	#	DBUBS 2011-LC2A C, 5.543%, 07/10/44	230,974	0.0
2,000,000		Ginnie mae Series 2011-20 C, 3.562%, 04/16/41	2,039,604	0.1
2,000,000		Ginnie Mae Series 2011-127 C, 3.500%, 03/16/47	2,034,384	0.1
6,000,000		Ginnie Mae Series 2011-142 B, 3.485%, 02/16/44	6,114,308	0.2
5,000,000		Ginnie Mae Series 2011-38 D, 3.840%, 01/16/51	5,179,888	0.1
463,818		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	483,350	0.0
5,000,000		Ginnie Mae Series 2014-150 C, 3.400%, 12/16/49	5,044,042	0.1
3,000,000		Ginnie Mae Series 2014-50 C, 3.400%, 02/16/47	3,026,304	0.1
264,586		JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 A4, 5.440%, 06/12/47	264,405	0.0
999,668		JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19 A4, 5.713%, 02/12/49	1,005,746	0.1
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/48	3,249,014	0.1
2,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/47	2,056,890	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	107,031	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	$106,796	0.0
24,596,341		Other Securities	25,025,564	0.8
		Total Commercial Mortgage-Backed Securities (Cost $62,184,554)	62,305,048	1.9
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.6%
		Federal Home Loan Mortgage Corporation: 9.0%##
27,170,000	W	3.000%, due 12/15/42	26,981,237	0.8
12,057,337		3.000%, due 11/01/46	12,018,810	0.4
47,387,000	W	3.500%, due 07/15/41	48,525,285	1.5
33,733,251		3.500%, due 04/01/43	34,758,932	1.0
36,723,191		3.500%, due 02/01/44	37,842,794	1.1
133,083,865	W	2.621%-6.750%, due 03/27/19-05/01/46	141,605,811	4.2
			301,732,869	9.0
		Federal National Mortgage Association: 12.0%##
19,076,000	W	2.500%, due 01/23/32	19,107,669	0.6
25,991,140		3.000%, due 12/01/42	25,991,865	0.8
14,092,225		3.000%, due 07/01/43	14,092,619	0.4
13,790,000	W	3.000%, due 01/18/47	13,700,253	0.4
18,376,596		3.500%, due 11/01/42	18,949,110	0.6
22,557,710		4.000%, due 11/01/40	23,741,065	0.7
15,709,515		4.000%, due 06/01/45	16,578,959	0.5
253,287,754		1.500%-7.250%, due 10/01/17-08/01/46	268,350,143	8.0
			400,511,683	12.0
		Government National Mortgage Association: 6.7%
67,399,000	W	3.000%, due 01/15/43	68,248,068	2.1
78,359,411		3.500%, due 09/20/46	81,586,483	2.4
67,323,708	W	3.500%-6.000%, due 10/15/36-03/20/46	72,699,120	2.2
			222,533,671	6.7
		Other U.S. Agency Obligations: 0.9%
22,990,000		1.100%, due 11/06/18	22,862,337	0.7
6,510,000		1.875%-7.125%, due 08/15/22-01/15/38	8,611,974	0.2
			31,474,311	0.9
		Total U.S. Government Agency Obligations (Cost $955,650,542)	956,252,534	28.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 2.8%
4,950,000		Colombia Government International Bond, 4.000%-7.375%, 02/26/24-09/18/37	$5,416,500	0.2
12,700,000		European Investment Bank, 1.125%-4.000%, 08/15/19-06/15/21	12,627,205	0.4
8,000,000		Mexico Government International Bond, 4.750%, 03/08/44	7,292,000	0.2
4,000,000		Philippine Government International Bond, 6.375%, 01/15/32	5,103,020	0.1
1,000,000		Province of Ontario Canada, 1.875%, 05/21/20	996,523	0.1
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,338,611	0.4
4,155,000		Peruvian Government International Bond, 6.550%-7.125%, 03/30/19-03/14/37	5,214,438	0.2
5,160,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	5,157,848	0.1
36,975,000		Other Securities(a)	38,113,641	1.1
		Total Foreign Government Bonds (Cost $94,704,058)	94,259,786	2.8
U.S. TREASURY OBLIGATIONS: 36.7%
		U.S. Treasury Bonds: 7.5%
85,925,000	L	2.000%, due 11/15/26	82,550,467	2.5
20,000,000		2.125%, due 05/15/25	19,582,660	0.6
24,966,000	L	2.250%, due 08/15/46	20,939,259	0.6
18,645,000		3.500%, due 02/15/39	20,359,147	0.6
13,888,000		3.625%, due 08/15/43	15,372,613	0.5
14,092,000		3.625%, due 02/15/44	15,590,149	0.5
13,251,000		3.750%, due 11/15/43	14,995,706	0.4
60,238,000		2.250%-6.000%, due 11/15/25-05/15/46	61,110,640	1.8
			250,500,641	7.5
		U.S. Treasury Notes: 29.2%
13,454,000		0.875%, due 05/31/18	13,429,056	0.4
9,006,000		0.750%-1.000%, due 10/31/18-10/15/19	8,921,915	0.2
12,736,000		0.750%, due 10/31/17	12,725,888	0.4
20,000,000		0.750%, due 02/28/18	19,953,140	0.6
12,296,700		0.875%, due 03/31/18	12,282,079	0.4
27,497,000		1.000%, due 08/31/19	27,230,582	0.8
29,467,000		1.250%, due 11/30/18	29,506,368	0.9
13,040,000		1.250%, due 10/31/21	12,633,674	0.4
16,756,000		1.375%, due 09/30/18	16,818,684	0.5
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes (continued)
37,540,000		1.375%, due 04/30/21	$36,798,135	1.1
19,814,000		1.500%, due 12/31/18	19,927,930	0.6
11,925,000		1.500%, due 01/31/19	11,988,656	0.3
19,814,000		1.625%, due 07/31/19	19,948,319	0.6
12,097,000		1.625%, due 08/31/19	12,177,034	0.4
24,847,000		1.625%, due 02/15/26	23,185,158	0.7
22,705,000		1.750%, due 09/30/19	22,922,423	0.7
35,000,000	L	1.750%, due 11/30/21	34,708,870	1.0
18,000,000		1.750%, due 09/30/22	17,642,106	0.5
24,900,000		2.000%, due 11/30/20	25,141,729	0.7
12,097,000		2.000%, due 02/28/21	12,184,921	0.4
20,498,000		2.125%, due 01/31/21	20,757,751	0.6
17,133,000		2.125%, due 11/30/23	17,000,682	0.5
26,457,000		2.250%, due 11/15/24	26,264,393	0.8
19,590,000		2.375%, due 12/31/20	20,055,400	0.6
18,650,000		2.625%, due 04/30/18	19,047,487	0.6
26,255,000		2.750%, due 02/15/19	27,078,829	0.8
36,569,500		2.750%, due 11/15/23	37,736,140	1.1
42,052,000		2.750%, due 02/15/24	43,386,688	1.3
379,165,500		0.750%-8.125%, due 10/15/17-05/15/24	376,641,147	11.3
			978,095,184	29.2
		Total U.S. Treasury Obligations (Cost $1,228,782,300)	1,228,595,825	36.7
		Total Long-Term Investments (Cost $3,224,643,889)	3,253,586,793	97.3
SHORT-TERM INVESTMENTS: 11.8%
		Corporate Bonds/Notes: 1.0%
1,725,000		Aetna, Inc., 1.500%, 11/15/17	1,723,882	0.1
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	501,275	0.0
500,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	500,484	0.0
250,000		Apple, Inc., 1.050%, 05/05/17	250,185	0.0
300,000		AT&T, Inc., 1.400%, 12/01/17	299,388	0.0
755,000		AT&T, Inc., 1.700%, 06/01/17	756,111	0.1
1,000,000		Bank of America Corp., 3.875%, 03/22/17	1,005,715	0.1
1,000,000		Bank of Montreal, 1.400%, 09/11/17	1,000,152	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes (continued)
1,000,000	BB&T Corp., 1.600%, 08/15/17	$1,001,184	0.0
1,000,000	Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	1,001,894	0.0
250,000	BNP Paribas SA, 1.375%, 03/17/17	250,046	0.0
1,500,000	Bristol-Myers Squibb Co., 0.875%, 08/01/17	1,497,991	0.1
500,000	British Telecommunications PLC, 1.250%, 02/14/17	500,039	0.0
500,000	Bunge Ltd. Finance Corp., 3.200%, 06/15/17	503,805	0.0
400,000	Cardinal Health, Inc., 1.900%, 06/15/17	401,128	0.0
300,000	Caterpillar, Inc., 1.500%, 06/26/17	300,404	0.0
500,000	Celgene Corp., 1.900%, 08/15/17	501,653	0.0
1,000,000	Cisco Systems, Inc., 1.100%, 03/03/17	999,887	0.0
500,000	CNOOC Nexen Finance 2014 ULC, 1.625%, 04/30/17	499,705	0.0
2,000,000	Comcast Corp., 6.300%, 11/15/17	2,083,006	0.1
500,000	Commonwealth Bank of Australia/New York NY, 1.900%, 09/18/17	502,332	0.0
1,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 01/19/17	1,000,918	0.0
300,000	Duke Energy Corp., 1.625%, 08/15/17	300,517	0.0
250,000	eBay, Inc., 1.350%, 07/15/17	250,128	0.0
1,000,000	Ford Motor Credit Co. LLC, 4.250%, 02/03/17	1,001,989	0.1
1,000,000	GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	1,001,505	0.0
1,350,000	Hartford Financial Services Group, Inc., 5.375%, 03/15/17	1,360,981	0.1
600,000	Intel Corp., 1.350%, 12/15/17	600,947	0.0
200,000	Johnson Controls International plc, 1.400%, 11/02/17	200,350	0.0
1,000,000	Kraft Heinz Foods Co., 2.250%, 06/05/17	1,003,267	0.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Corporate Bonds/Notes (continued)
500,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	$502,387	0.0
1,000,000		Lowes Cos, Inc., 1.625%, 04/15/17	1,001,042	0.0
300,000		NetApp, Inc., 2.000%, 12/15/17	300,883	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	401,174	0.0
250,000		Philip Morris International, Inc., 1.250%, 11/09/17	249,779	0.0
500,000		Ryder System, Inc., 2.500%, 03/01/17	500,533	0.0
750,000		Shell International Finance BV, 1.125%, 08/21/17	750,003	0.0
5,075,000		Time Warner Cable LLC, 5.850%, 05/01/17	5,147,319	0.2
500,000		United Technologies Corp., 1.800%, 06/01/17	501,329	0.0
500,000		Westpac Banking Corp., 2.000%, 08/14/17	502,212	0.0
400,000		Xerox Corp., 2.950%, 03/15/17	401,219	0.0
			33,058,748	1.0
		Commercial Paper: 2.1%
5,000,000	Z	Crown Point Capital Co., 1.060%, 04/10/17	4,985,636	0.1
10,000,000	Z	CVS Health, 1.030%, 02/09/17	9,988,759	0.3
5,575,000	Z	Ford Motor Co., 1.370%, 04/24/17	5,551,314	0.2
30,000,000	Z	Jupiter Securitization Co., 0.940%, 03/20/17	29,939,133	0.9
10,000,000	#,Z	Old Line Funding LLC, 0.870%, 03/14/17	9,982,672	0.3
5,000,000	Z	Vodafone Group PLC, 0.960%, 01/23/17	4,997,010	0.2
5,000,000	Z	Vodafone Group PLC, 1.680%, 09/28/17	4,938,573	0.1
			70,383,097	2.1
		U.S. Government Agency Obligations: 1.2%
11,310,000		Fannie Mae, 5.375%, 06/12/17	11,542,330	0.3
17		Fannie Mae, 5.500%, 01/01/17	17	0.0
283		Fannie Mae, 5.500%, 02/01/17	283	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	U.S. Government Agency Obligations (continued)
7,735,000	Freddie Mac, 1.000%, 03/08/17	$7,741,335	0.2
21,246,000	Freddie Mac, 1.000%, 09/29/17	21,268,138	0.7
		40,552,103	1.2
	Securities Lending Collateralcc: 2.8%
4,743,987	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,744,252, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $4,839,142, due 12/31/17-10/20/46)	4,743,987	0.1
22,540,716	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $22,541,951, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $22,991,530, due 01/25/17- 10/20/66)	22,540,716	0.6
22,540,716	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $22,542,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $22,991,530, due 03/02/17-02/01/49)	22,540,716	0.7
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc (continued)
22,540,716		Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $22,541,951, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $22,991,531, due 01/15/17-08/20/66)	$22,540,716	0.7
22,540,716		State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $22,542,322, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $23,113,454, due 04/15/18-02/15/46)	22,540,716	0.7
			94,906,851	2.8
		Foreign Government Bonds: 0.1%
2,710,000	L	Nordic Investment Bank, 5.000%, 02/01/17 (Cost $2,716,641)	2,717,542	0.1
		U.S. Treasury Notes: 4.0%
7,536,000		United States Treasury Note, 0.500%, 01/31/17	7,536,942	0.2
3,001,000		United States Treasury Note, 0.500%, 03/31/17	3,001,246	0.1
10,000,000		United States Treasury Note, 0.625%, 05/31/17	10,001,570	0.3
29,512,000		United States Treasury Note, 0.625%, 06/30/17	29,509,551	0.9
3,873,000		United States Treasury Note, 0.750%, 01/15/17	3,873,546	0.1
6,188,000		United States Treasury Note, 0.750%, 03/15/17	6,191,688	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	U.S. Treasury Notes (continued)
10,000,000	United States Treasury Note, 0.875%, 11/30/17	$10,001,730	0.3
2,784,000	United States Treasury Note, 0.875%, 04/15/17	2,787,032	0.1
1,547,000	United States Treasury Note, 0.875%, 05/15/17	1,548,655	0.1
3,885,000	United States Treasury Note, 0.875%, 06/15/17	3,889,814	0.1
6,000,000	United States Treasury Note, 0.875%, 08/15/17	6,006,132	0.2
4,005,000	United States Treasury Note, 1.000%, 12/31/17	4,008,512	0.1
42,155,000	United States Treasury Note, 2.375%, 07/31/17	42,563,524	1.3
		130,919,942	4.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
20,190,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $20,190,000)	20,190,000	0.6
	Total Short-Term Investments (Cost $392,105,332)	392,728,283	11.8
	Total Investments in Securities (Cost $3,616,749,221)	$3,646,315,076	109.1
	Liabilities in Excess of Other Assets	(303,984,164)	(9.1)
	Net Assets	$3,342,330,912	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $3,622,546,289.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$62,684,735
Gross Unrealized Depreciation	(38,915,948)
Net Unrealized Appreciation	$23,768,787

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$859,505,079	$—	$859,505,079
Collateralized Mortgage Obligations	—	2,353,826	—	2,353,826
Municipal Bonds	—	32,424,209	—	32,424,209
Short-Term Investments	20,190,000	372,538,283	—	392,728,283
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Commercial Mortgage-Backed Securities	$—	$62,305,048	$—	$62,305,048
U.S. Treasury Obligations	—	1,228,595,825	—	1,228,595,825
U.S. Government Agency Obligations	—	956,252,534	—	956,252,534
Asset-Backed Securities	—	17,890,486	—	17,890,486
Foreign Government Bonds	—	94,259,786	—	94,259,786
Total Investments, at fair value	$20,190,000	$3,626,125,076	$—	$3,646,315,076
Other Financial Instruments+
Futures	2,415	—	—	2,415
Total Assets	$20,192,415	$3,626,125,076	$—	$3,646,317,491

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 2-Year Note	(12)	03/31/17	$(2,600,250)	$2,415
			$(2,600,250)	$2,415

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest Rate Contracts	Net Assets — Unrealized appreciation*	$2,415
Total Asset Derivatives		$2,415

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest Rate Contracts	$(169,685)
Total	$(169,685)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest Rate Contracts	$(130,014)
Total	$(130,014)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Australia Index Portfolio
Class I	NII	$0.6802
Voya Emerging Markets Index Portfolio
Class I	NII	$0.2014
Class S	NII	$0.1941
Voya Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.1676
Class I	NII	$0.2245
Voya FTSE 100 Index® Portfolio
Class ADV	NII	$0.4025
Class I	NII	$0.4558
All Classes	STCG	$0.0020
All Classes	LTCG	$0.3311
Voya Hang Seng Index Portfolio
Class ADV	NII	$0.5035
Class I	NII	$0.5913
Class S	NII	$0.5486
All Classes	LTCG	$0.2086
Voya International Index Portfolio
Class ADV	NII	$0.2247
Class I	NII	$0.2751
Class S	NII	$0.2500
Class S2	NII	$0.2541
Voya Japan TOPIX Index® Portfolio
Class ADV	NII	$0.0870
Class I	NII	$0.1545
All Classes	STCG	$0.0610
All Classes	LTCG	$0.3917
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	NII	$0.2784
Class I	NII	$0.3358
Class S	NII	$0.2766
Portfolio Name	Type	Per Share Amount
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.2279
Class I	NII	$0.3088
Class S	NII	$0.2671
Class S2	NII	$—
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	NII	$0.2723
Class I	NII	$0.3161
Class S	NII	$0.2821
All Classes	LTCG	$0.2933
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.2697
Class S	NII	$0.1916
Class S2	NII	$0.1189
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1371
Class I	NII	$0.2127
Class S	NII	$0.1688
Class S2	NII	$0.1428
All Classes	STCG	$0.0246
All Classes	LTCG	$1.8846
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.1291
Class I	NII	$0.1998
Class S	NII	$0.1566
Class S2	NII	$0.1359
All Classes	STCG	$0.0516
All Classes	LTCG	$1.6496
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.1740
Class I	NII	$0.2237
Class S	NII	$0.1984
Class S2	NII	$0.1846
All Classes	STCG	$0.0147
All Classes	LTCG	$0.0008

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Emerging Markets Index Portfolio	0.06%
Voya Russell™ Large Cap Growth Index Portfolio	100.00%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	100.00%
Voya Russell™ Mid Cap Index Portfolio	99.97%
Voya Russell™ Small Cap Index Portfolio	78.85%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya FTSE 100 Index® Portfolio	$10,242,193
Voya Hang Seng Index Portfolio	$1,471,667
Voya Japan TOPIX Index® Portfolio	$12,025,811
Voya Russell™ Large Cap Value Index Portfolio	$6,032,983
Voya Russell™ Mid Cap Index Portfolio	$229,925,834
Voya Russell™ Small Cap Index Portfolio	$82,935,149
Voya U.S. Bond Index Portfolio	$262,437
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Australia Index Portfolio	$3,039	$0.0002	90.37%
Voya Emerging Markets Index Portfolio	$1,361,569	$0.0250	98.33%
Voya Euro STOXX 50® Index Portfolio	$1,170,179	$0.0276	100.00%
Voya FTSE 100 Index® Portfolio	$14,150	$0.0004	100.00%
Voya Hang Seng Index Portfolio	$103,911	$0.0140	94.23%
Voya International Index Portfolio	$1,861,175	$0.0123	94.55%
Voya Japan TOPIX Index® Portfolio	$693,804	$0.0250	88.79%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 − Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258Age: 63	Chairperson Director	January 2014 − Present May 2013 − Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 − Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 − Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 − Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	December 2007 − Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 − Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	January 2003 − Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 − Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 − Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 − Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	December 2007 − Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 − Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 − Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 − Present May 2013 − Present	Executive Vice President, Voya Investments, LLC (July 2000 − Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 − Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258Age: 50	Chief Compliance Officer	February 2012 − Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 − Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 − Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 − Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 − Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 − Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 − Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 − Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 − Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 − Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 − Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 − Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 − Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 − Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 − June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 − March 2014); Assistant Vice President, Senior Project Manager (May 2008 − May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	March 2002 − Present	Vice President, Voya Funds Services, LLC (November 1995 − Present) and Voya Investments, LLC (August 1997 − Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 − Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 − Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 − Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	May 2013 − Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 − Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	August 2010 − Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 − Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 − Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 − Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Australia Index Portfolio, Voya Emerging Market Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio, Voya Investment Management Co. LLC (the “Sub-Adviser”), effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Directors also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors.
At its October 18, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Directors, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the
Independent Directors’ review of investment management and sub- advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Directors have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub- Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub- Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
With respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Portfolio’s performance and the total return of such index during these time periods, but also considered the performance of the Portfolio relative to the applicable Morningstar category or Selected Peer Group.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub- advisory services for each Portfolio, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub- Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings that are referenced with respect to certain Portfolios, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Australia Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Australia Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and five-year periods, but underperformed for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that Morningstar does not provide rankings, percentiles or a category average for the Portfolio since it falls within Morningstar’s Miscellaneous Region Category; (2) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; (3) Management’s analysis of factors that can affect the Portfolio’s performance relative to the index, such as the fair valuation of certain securities and the effect of foreign tax withholding; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the three-year period, and the fourth quintile for the one-year period. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; (2) Management’s representations regarding favorable performance during certain periods; (3) Management’s analysis of factors that can affect the Portfolio’s performance relative to the index, such as the fair valuation of certain securities and the effect of foreign tax withholding; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that, at the Board’s direction during the 2016 Contract Review Process, an increase in the Portfolio’s management fee waiver arrangements, which lowers the Portfolio’s effective management fee rate, was implemented on behalf of the Portfolio, to become effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC, will periodically review the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Euro STOXX 50® Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Euro STOXX 50® Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile for the year-to-date and three-year periods, and the fifth (lowest) quintile for the one-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding the Portfolio’s favorable performance vis-à-vis its benchmark during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s representation that management fee waivers and reimbursements result in a lower net management fee for the Portfolio; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya FTSE 100 Index® Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya FTSE 100 Index® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category median for the three-year and five-year periods, but underperformed for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that Morningstar does not provide rankings, percentiles or a category average for the Portfolio since it falls within Morningstar’s Miscellaneous Region Category; (2) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; (3) Management’s analysis of factors that can affect the Portfolio’s performance relative to the index, such as the fair valuation of certain securities and the effect of foreign tax withholding; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s discussion that fee waivers/reimbursements lower the net management fee payable by the Portfolio; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Hang Seng Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Hang Seng Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for the year-to-date and five-year periods, but underperformed for the one-year and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date period, and the fourth quintile for the one-year and three-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; (2) Management’s analysis of factors that can affect the Portfolio’s performance relative to the index, such as the fair valuation

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

of certain securities and the effect of foreign tax withholding; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s discussion that fee waivers/reimbursements lower the net management fee payable by the Portfolio; (2) Management’s representations with respect to the competitiveness of the Portfolio’s net management fee and expense ratio; and (3) that, at the Board’s direction during the 2016 Contract Review Process, an increase in the Portfolio’s management fee waiver arrangements, which lowers the Portfolio’s effective management fee rate, was implemented on behalf of the Portfolio, to become effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya
International Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for the three-year and five-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that at the Board’s direction during the 2016 Contract Review Process, lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Japan TOPIX Index® Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Japan TOPIX Index® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; (2) Management’s analysis of factors that can affect the Portfolio’s performance relative to the index, such as the fair valuation of certain securities and the effect of foreign tax withholding; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s discussion that fee waivers/reimbursements lower the net management fee payable by the Portfolio; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the
Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Growth Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Growth Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date period. In analyzing this performance data, the Board took into account Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the
Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Value Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) Management’s discussion of fee waivers, which lower the Portfolio’s net effective management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Growth Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and five-year periods, and the second quintile for the one-year and three-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2015 Contract Review Process, lower expense limits were implemented on behalf of the Portfolio, effective January 1, 2016; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Mid Cap Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Small Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for the three-year and five-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; (2) Management’s representations regarding favorable performance during certain periods; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC will periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Bond Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. Bond Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the three-year period, and the fourth quintile for the five-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data,

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIPALL          (1216-021717)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $439,704 for the year ended December 31, 2016 and $399,815 for the year ended December 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $47,975 for the year ended December 31, 2016 and $50,500 for the year ended December 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $92,492 for the year ended December 31, 2016 and $101,525 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2016 and $2,650 for the year ended December 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2016 and December 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Variable Portfolios, Inc.	$140,467	$154,675
Voya Investments, LLC (1)	$93,650	$145,625

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the reports to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Global Equity Portfolio (formerly, Voya Global Value Advantage Portfolio), Voya Small Company Portfolio, Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya International Index Portfolio, Voya Japan TOPIX® Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, and including the portfolios of investments of Voya Euro STOXX 50® Index Portfolio and Voya Hang Seng Index Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Global Equity Portfolio (formerly, Voya Global Value Advantage Portfolio), Voya Small Company Portfolio, Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya International Index Portfolio, Voya Japan TOPIX® Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.8%
19,033	@	Amazon.com, Inc.	14,272,276	1.8
41,931		Best Buy Co., Inc.	1,789,196	0.2
39,029	@	Burlington Stores, Inc.	3,307,708	0.4
141,024		Coach, Inc.	4,938,661	0.6
176,646		Comcast Corp. – Class A	12,197,406	1.6
81,528		Foot Locker, Inc.	5,779,520	0.7
61,036		Hasbro, Inc.	4,747,990	0.6
92,786		Home Depot, Inc.	12,440,747	1.6
266,854		Interpublic Group of Cos., Inc.	6,247,052	0.8
51,527		Marriott International, Inc.	4,260,252	0.6
81,809		McDonald's Corp.	9,957,791	1.3
78,936	@	Michael Kors Holdings Ltd.	3,392,669	0.4
72,394	L	Nordstrom, Inc.	3,469,844	0.5
68,771		Ross Stores, Inc.	4,511,378	0.6
7,881		Walt Disney Co.	821,358	0.1
			92,133,848	11.8

		Consumer Staples: 9.6%
65,495		Campbell Soup Co.	3,960,483	0.5
124,186		Church & Dwight Co., Inc.	5,487,779	0.7
28,387		Coca-Cola Co.	1,176,925	0.2
12,136		CVS Health Corp.	957,652	0.1
35,387		Dr Pepper Snapple Group, Inc.	3,208,539	0.4
29,929		JM Smucker Co.	3,832,708	0.5
84,970		Kraft Heinz Co.	7,419,580	0.9
132,843	@	Monster Beverage Corp.	5,890,259	0.8
114,066		PepsiCo, Inc.	11,934,726	1.5
121,579		Philip Morris International, Inc.	11,123,263	1.4
38,534		Procter & Gamble Co.	3,239,939	0.4
61,801		Sysco Corp.	3,421,921	0.4
57,599		Tyson Foods, Inc.	3,552,706	0.5
146,283		Wal-Mart Stores, Inc.	10,111,081	1.3
			75,317,561	9.6

		Energy: 7.3%
43,726		Anadarko Petroleum Corp.	3,049,014	0.4
47,498		Baker Hughes, Inc.	3,085,945	0.4
109,952		Canadian Natural Resources Ltd.	3,505,270	0.5
126,579		Chevron Corp.	14,898,348	1.9
124,789		ENI SpA ADR	4,023,197	0.5
52,290		EQT Corp.	3,419,766	0.4
111,395		Exxon Mobil Corp.	10,054,513	1.3
74,105		Range Resources Corp.	2,546,248	0.3
77,286		Royal Dutch Shell PLC - Class A ADR	4,202,812	0.5
19,140		Schlumberger Ltd.	1,606,803	0.2
103,196		Valero Energy Corp.	7,050,351	0.9
			57,442,267	7.3

		Financials: 14.6%
41,741	@	Affiliated Managers Group, Inc.	6,064,967	0.8

15,823		American Express Co.	1,172,168	0.2
63,493		Aon PLC	7,081,374	0.9
88,597		Arthur J. Gallagher & Co.	4,603,500	0.6
532,990		Bank of America Corp.	11,779,079	1.5
43,391	@	Berkshire Hathaway, Inc. – Class B	7,071,865	0.9
126,832		Citigroup, Inc.	7,537,626	1.0
99,367		Discover Financial Services	7,163,367	0.9
54,788		Intercontinental Exchange, Inc.	3,091,139	0.4
215,621		JPMorgan Chase & Co.	18,605,936	2.4
91,917		Lazard Ltd.	3,776,870	0.5
28,587		Lincoln National Corp.	1,894,461	0.2
235,898		Navient Corp.	3,875,804	0.5
54,939		Prudential Financial, Inc.	5,716,952	0.7
40,950		Synchrony Financial	1,485,257	0.2
88,121		T. Rowe Price Group, Inc.	6,631,986	0.8
77,165		Unum Group	3,389,858	0.4
240,190		Wells Fargo & Co.	13,236,871	1.7
			114,179,080	14.6

		Health Care: 13.4%
26,929		AbbVie, Inc.	1,686,294	0.2
53,498		Amgen, Inc.	7,821,943	1.0
11,027		Anthem, Inc.	1,585,352	0.2
21,919	@	Biogen, Inc.	6,215,790	0.8
240,501	@	Boston Scientific Corp.	5,202,037	0.7
105,112	@	Centene Corp.	5,939,879	0.8
10,105	@	Edwards Lifesciences Corp.	946,838	0.1
107,311		Gilead Sciences, Inc.	7,684,541	1.0
25,622		Humana, Inc.	5,227,657	0.7
10,989	@	Intuitive Surgical, Inc.	6,968,894	0.9
162,852		Johnson & Johnson	18,762,179	2.4
13,976		Medtronic PLC	995,510	0.1
206,309		Merck & Co., Inc.	12,145,411	1.6
228,017		Pfizer, Inc.	7,405,992	0.9
74,669		UnitedHealth Group, Inc.	11,950,027	1.5
72,455		Zoetis, Inc.	3,878,516	0.5
			104,416,860	13.4

		Industrials: 10.1%
59,872		Boeing Co.	9,320,873	1.2
41,132		Cummins, Inc.	5,621,510	0.7
137,029		Delta Air Lines, Inc.	6,740,456	0.9
14,931		Equifax, Inc.	1,765,292	0.2
121,399		Fortive Corp.	6,510,628	0.8
175,566		General Electric Co.	5,547,886	0.7
84,764		Ingersoll-Rand PLC - Class A	6,360,691	0.8
18,786		Lincoln Electric Holdings, Inc.	1,440,323	0.2
3,734		Lockheed Martin Corp.	933,276	0.1
182,405		Masco Corp.	5,767,646	0.8
26,939		MSC Industrial Direct Co.	2,488,894	0.3
31,947		Northrop Grumman Corp.	7,430,233	1.0
182,294	@	Quanta Services, Inc.	6,352,946	0.8
48,839		Stanley Black & Decker, Inc.	5,601,345	0.7

See Accompanying Notes to Financial Statements

1

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

96,991		Waste Management, Inc.	6,877,632	0.9
			78,759,631	10.1

		Information Technology: 20.5%
120,745		Activision Blizzard, Inc.	4,360,102	0.5
7,777	@	Alphabet, Inc. - Class A	6,162,884	0.8
11,942	@	Alphabet, Inc. - Class C	9,217,074	1.2
263,186		Apple, Inc.	30,482,203	3.9
140,152		Applied Materials, Inc.	4,522,705	0.6
389,420		Cisco Systems, Inc.	11,768,272	1.5
60,986		CSRA, Inc.	1,941,794	0.2
85,642	@	Electronic Arts, Inc.	6,745,164	0.9
29,490	@	F5 Networks, Inc.	4,267,793	0.5
139,953	@	Facebook, Inc.	16,101,593	2.1
12,237		International Business Machines Corp.	2,031,220	0.3
299,683		Intel Corp.	10,869,502	1.4
384,823		Microsoft Corp.	23,912,901	3.0
131,813		Oracle Corp.	5,068,210	0.6
70,801		Paychex, Inc.	4,310,365	0.5
33,022		Qualcomm, Inc.	2,153,034	0.3
51,969	@	Red Hat, Inc.	3,622,239	0.5
115,554		Texas Instruments, Inc.	8,431,975	1.1
10,044		Visa, Inc. - Class A	783,633	0.1
47,508	@,L	VMware, Inc.	3,740,305	0.5
			160,492,968	20.5

		Materials: 2.7%
68,339	@	Crown Holdings, Inc.	3,592,581	0.5
145,556		Dow Chemical Co.	8,328,715	1.1
56,914		Eastman Chemical Co.	4,280,502	0.5
55,168		LyondellBasell Industries NV - Class A	4,732,311	0.6
			20,934,109	2.7

		Real Estate: 2.7%
9,063		Crown Castle International Corp.	786,396	0.1
19,920		Equity Lifestyle Properties, Inc.	1,436,232	0.2
122,345		Gaming and Leisure Properties, Inc.	3,746,204	0.5
251,753		Host Hotels & Resorts, Inc.	4,743,027	0.6
59,428		ProLogis, Inc.	3,137,204	0.4
42,560		Simon Property Group, Inc.	7,561,635	0.9
			21,410,698	2.7

		Telecommunication Services: 2.5%
339,284		AT&T, Inc.	14,429,748	1.9
92,291		Verizon Communications, Inc.	4,926,494	0.6
			19,356,242	2.5

		Utilities: 3.4%
173,897		Centerpoint Energy, Inc.	4,284,822	0.5
62,516		Edison International	4,500,527	0.6
205,096		Exelon Corp.	7,278,857	0.9
28,216		FirstEnergy Corp.	873,850	0.1
64,592		NextEra Energy, Inc.	7,716,160	1.0

35,301	PG&E Corp.	2,145,242	0.3
		26,799,458	3.4

	Total Common Stock
	(Cost $684,070,854)	771,242,722	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc: 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.1
654,494	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $654,530, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $667,584, due 01/15/17-08/20/66)	654,494	0.1
		2,654,494	0.3

See Accompanying Notes to Financial Statements

2

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.3%
9,929,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $9,929,000)	9,929,000	1.3

	Total Short-Term Investments
	(Cost $12,583,494)	12,583,494	1.6

	Total Investments in Securities (Cost $696,654,348)	$783,826,216	100.2
	Liabilities in Excess of Other Assets	(1,430,670)	(0.2)
	Net Assets	$782,395,546	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $697,500,095.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$98,621,994
Gross Unrealized Depreciation	(12,295,873)

Net Unrealized Appreciation	$86,326,121

See Accompanying Notes to Financial Statements

3

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 12.0%
34,005		Aarons, Inc.	1,087,820	0.2
257,055		American Eagle Outfitters, Inc.	3,899,524	0.6
94,826		Big Lots, Inc.	4,761,213	0.7
116,028		Brunswick Corp.	6,328,167	1.0
132,614		CalAtlantic Group, Inc.	4,510,202	0.7
85,347		Cheesecake Factory	5,110,578	0.8
38,291		Cinemark Holdings, Inc.	1,468,843	0.2
5,424		Cracker Barrel Old Country Store, Inc.	905,700	0.1
224,377		Dana, Inc.	4,258,675	0.6
79,229		Dick's Sporting Goods, Inc.	4,207,060	0.6
37,287		Domino's Pizza, Inc.	5,937,582	0.9
41,074		Foot Locker, Inc.	2,911,736	0.4
58,138		GameStop Corp.	1,468,566	0.2
269,848		Gentex Corp.	5,313,307	0.8
31,883		Hasbro, Inc.	2,480,179	0.4
34,812	@	Helen of Troy Ltd.	2,939,873	0.4
23,773		Jack in the Box, Inc.	2,654,018	0.4
99,949	L	KB Home	1,580,194	0.2
73,612		New York Times Co.	979,040	0.2
44,575		Papa John's International, Inc.	3,814,728	0.6
54,864		Pool Corp.	5,724,510	0.9
28,232		Thor Industries, Inc.	2,824,612	0.4
23,993		Vail Resorts, Inc.	3,870,311	0.6
16,680	@	Vista Outdoor, Inc.	615,492	0.1
			79,651,930	12.0

		Consumer Staples: 3.9%
124,743	@	Blue Buffalo Pet Products, Inc.	2,998,822	0.4
24,455		Casey's General Stores, Inc.	2,907,210	0.4
72,609		Church & Dwight Co., Inc.	3,208,592	0.5
71,401		Energizer Holdings, Inc.	3,185,199	0.5
48,114		Ingredion, Inc.	6,012,325	0.9
38,188	@	Lamb Weston Holdings, Inc.	1,445,416	0.2
46,577	@	Post Holdings, Inc.	3,744,325	0.6
37,645	@	United Natural Foods, Inc.	1,796,419	0.3
13,718	@	WhiteWave Foods Co.	762,721	0.1
			26,061,029	3.9

		Energy: 3.2%
68,531		Consol Energy, Inc.	1,249,320	0.2
37,707	@	Dril-Quip, Inc.	2,264,305	0.3
63,496		Ensco PLC	617,181	0.1
16,676		EQT Corp.	1,090,611	0.2
61,030	@	Gulfport Energy Corp.	1,320,689	0.2
130,479		Nabors Industries Ltd.	2,139,856	0.3
300,454		QEP Resources, Inc.	5,531,358	0.8
204,008		Rowan Companies PLC	3,853,711	0.6
94,475		SM Energy Co.	3,257,498	0.5
			21,324,529	3.2

		Financials: 16.8%
15,832	@	Affiliated Managers Group, Inc.	2,300,390	0.3
1,719	@	Alleghany Corp.	1,045,358	0.2
8,469		American Financial Group, Inc.	746,288	0.1
37,857		Arthur J. Gallagher & Co.	1,967,050	0.3
75,982		Aspen Insurance Holdings Ltd.	4,179,010	0.6
65,471		Bank of the Ozarks, Inc.	3,443,120	0.5
94,436		Chemical Financial Corp.	5,115,598	0.8
22,831	L	Cullen/Frost Bankers, Inc.	2,014,379	0.3
73,454		East-West Bancorp., Inc.	3,733,667	0.6
39,808		Eaton Vance Corp.	1,667,159	0.3
31,786		Everest Re Group Ltd.	6,878,490	1.0
137,916		First American Financial Corp.	5,051,863	0.8
279,335	@	Genworth Financial, Inc.	1,064,266	0.2
33,412		Hanover Insurance Group, Inc.	3,040,826	0.5
72,695		Hartford Financial Services Group, Inc.	3,463,917	0.5
151,095		Janus Capital Group, Inc.	2,005,031	0.3
218,974		Keycorp	4,000,655	0.6
98,983		Lazard Ltd.	4,067,212	0.6
31,412		MarketAxess Holdings, Inc.	4,615,051	0.7
28,730		MB Financial, Inc.	1,356,918	0.2
10,987		MSCI, Inc. - Class A	865,556	0.1
181,299		Old Republic International Corp.	3,444,681	0.5
110,656		PacWest Bancorp	6,024,113	0.9
53,915		Primerica, Inc.	3,728,222	0.6
34,930		Prosperity Bancshares, Inc.	2,507,275	0.4
10,063		Raymond James Financial, Inc.	697,064	0.1
48,617		Reinsurance Group of America, Inc.	6,117,477	0.9
49,816	@	Signature Bank	7,482,363	1.1
108,524	@	SLM Corp.	1,195,935	0.2
46,734	@	SVB Financial Group	8,022,358	1.2
228,969		Umpqua Holdings Corp.	4,300,038	0.6
36,769		Webster Financial Corp.	1,995,821	0.3
73,746	@	Western Alliance Bancorp.	3,592,168	0.5
			111,729,319	16.8

		Health Care: 8.5%
24,425	@	Abiomed, Inc.	2,752,209	0.4
74,642	@	Akorn, Inc.	1,629,435	0.2
28,527	@	Align Technology, Inc.	2,742,301	0.4
34,327	@	Centene Corp.	1,939,819	0.3
61,139	@	Charles River Laboratories International, Inc.	4,658,180	0.7
29,481	@	Edwards Lifesciences Corp.	2,762,370	0.4
116,962		Healthsouth Corp.	4,823,513	0.7
28,638		Hill-Rom Holdings, Inc.	1,607,737	0.2
55,366	@	Idexx Laboratories, Inc.	6,492,771	1.0
30,530	@	Mednax, Inc.	2,035,130	0.3

See Accompanying Notes to Financial Statements

4

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

18,219	@	Molina Healthcare, Inc.	988,563	0.2
55,083	@	NuVasive, Inc.	3,710,391	0.6
17,460		Owens & Minor, Inc.	616,163	0.1
63,399	@	Prestige Brands Holdings, Inc.	3,303,088	0.5
13,193	L	Resmed, Inc.	818,626	0.1
37,178		STERIS PLC	2,505,425	0.4
84,208	@	VCA, Inc.	5,780,879	0.9
39,391	@	WellCare Health Plans, Inc.	5,399,718	0.8
38,799		Zoetis, Inc.	2,076,910	0.3
			56,643,228	8.5

		Industrials: 15.7%
42,312		Alaska Air Group, Inc.	3,754,344	0.6
30,390		Carlisle Cos., Inc.	3,351,713	0.5
54,690		Clarcor, Inc.	4,510,284	0.7
60,628		Curtiss-Wright Corp.	5,963,370	0.9
22,189	@,L	Dycom Industries, Inc.	1,781,555	0.3
18,741		EnerSys	1,463,672	0.2
21,198		Equifax, Inc.	2,506,240	0.4
10,940	@	Esterline Technologies Corp.	975,848	0.1
45,777	@	FTI Consulting, Inc.	2,063,627	0.3
23,274	@	Genesee & Wyoming, Inc.	1,615,448	0.2
40,839		Herman Miller, Inc.	1,396,694	0.2
36,926		Huntington Ingalls Industries, Inc.	6,801,400	1.0
56,150		IDEX Corp.	5,056,869	0.8
242,584	@	JetBlue Airways Corp.	5,438,733	0.8
29,689	@	KLX, Inc.	1,339,271	0.2
55,952		Lincoln Electric Holdings, Inc.	4,289,840	0.6
58,177		Manpowergroup, Inc.	5,170,190	0.8
98,339		Masco Corp.	3,109,479	0.5
47,516		MSC Industrial Direct Co.	4,390,003	0.7
46,755		Nordson Corp.	5,238,898	0.8
8,734	@	Old Dominion Freight Line	749,290	0.1
32,140		Orbital ATK, Inc.	2,819,642	0.4
65,340	@	Quanta Services, Inc.	2,277,099	0.3
74,158		Regal-Beloit Corp.	5,135,441	0.8
15,430		Stanley Black & Decker, Inc.	1,769,667	0.3
32,101	@	Teledyne Technologies, Inc.	3,948,423	0.6
63,201		Terex Corp.	1,992,728	0.3
128,759		Timken Co.	5,111,732	0.8
123,210		Toro Co.	6,893,600	1.0
4,808		Valmont Industries, Inc.	677,447	0.1
36,168	L	Wabtec Corp.	3,002,667	0.4
			104,595,214	15.7

		Information Technology: 16.8%
28,407		Amphenol Corp.	1,908,950	0.3
7,172	@	Ansys, Inc.	663,338	0.1
216,078	@	ARRIS International PLC	6,510,430	1.0
79,036	@	Arrow Electronics, Inc.	5,635,267	0.8
67,734		Belden, Inc.	5,064,471	0.8
97,848		Broadridge Financial Solutions, Inc. ADR	6,487,322	1.0
49,975		Brocade Communications Systems, Inc.	624,188	0.1

25,319	@	Cadence Design Systems, Inc.	638,545	0.1
12,405		CDK Global, Inc.	740,454	0.1
217,496	@	Ciena Corp.	5,309,077	0.8
22,490	@	Cirrus Logic, Inc.	1,271,585	0.2
75,675	@	Commvault Systems, Inc.	3,889,695	0.6
11,096		Computer Sciences Corp.	659,324	0.1
45,035		Convergys Corp.	1,106,060	0.2
14,625	@	CoStar Group, Inc.	2,756,666	0.4
37,604	@	Electronic Arts, Inc.	2,961,691	0.4
41,286		Fair Isaac Corp.	4,922,117	0.7
95,022	@	Fortinet, Inc.	2,862,063	0.4
22,368	@	Gartner, Inc.	2,260,734	0.3
10,626	@	Guidewire Software, Inc.	524,181	0.1
236,984	@	Integrated Device Technology, Inc.	5,583,343	0.8
34,005		InterDigital, Inc.	3,106,357	0.5
46,616		j2 Global, Inc.	3,813,189	0.6
82,709	@	Manhattan Associates, Inc.	4,386,058	0.7
49,220		Maxim Integrated Products	1,898,415	0.3
15,113	@	Microsemi Corp.	815,649	0.1
56,813		Monolithic Power Systems, Inc.	4,654,689	0.7
108,094		National Instruments Corp.	3,331,457	0.5
37,948	@	Netscout Systems, Inc.	1,195,362	0.2
89,375	@	NeuStar, Inc.	2,985,125	0.5
157,557	@	ON Semiconductor Corp.	2,010,427	0.3
32,688		Paychex, Inc.	1,990,045	0.3
21,379		Plantronics, Inc.	1,170,714	0.2
18,551	@	PTC, Inc.	858,355	0.1
33,637		Science Applications International Corp.	2,852,418	0.4
23,989	@	Synaptics, Inc.	1,285,331	0.2
13,322	@	Synopsys, Inc.	784,133	0.1
123,072	@	Trimble, Inc.	3,710,621	0.6
13,696	@	Tyler Technologies, Inc.	1,955,378	0.3
44,817	@	Vantiv, Inc.	2,671,990	0.4
77,520	@	Versum Materials, Inc.	2,175,986	0.3
13,553	@	WEX, Inc.	1,512,515	0.2
			111,543,715	16.8

		Materials: 6.5%
37,608		Cabot Corp.	1,900,708	0.3
236,876		Commercial Metals Co.	5,159,159	0.8
8,290		Compass Minerals International, Inc.	649,521	0.1
62,150	@	Crown Holdings, Inc.	3,267,225	0.5
51,818		Minerals Technologies, Inc.	4,002,941	0.6
121,130		Olin Corp.	3,102,139	0.5
89,119		Packaging Corp. of America	7,559,074	1.1
22,882		PolyOne Corp.	733,139	0.1
42,955		Reliance Steel & Aluminum Co.	3,416,641	0.5
23,800		RPM International, Inc.	1,281,154	0.2
141,670		Steel Dynamics, Inc.	5,040,619	0.8
7,242		Valspar Corp.	750,344	0.1
128,222	L	Valvoline, Inc.	2,756,773	0.4

See Accompanying Notes to Financial Statements

5

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

78,039		Worthington Industries, Inc.	3,702,170	0.5
			43,321,607	6.5

		Real Estate: 10.0%
5,986		Alexandria Real Estate Equities, Inc.	665,224	0.1
41,825		Camden Property Trust	3,516,228	0.5
75,081		Care Capital Properties, Inc.	1,877,025	0.3
177,688	@	Communications Sales & Leasing, Inc.	4,515,052	0.7
65,988		CoreCivic, Inc.	1,614,066	0.2
154,970		Cousins Properties, Inc.	1,318,795	0.2
78,071		CyrusOne, Inc.	3,492,116	0.5
51,377		DCT Industrial Trust, Inc.	2,459,931	0.4
41,404		Duke Realty Corp.	1,099,690	0.2
36,392		Equity Lifestyle Properties, Inc.	2,623,863	0.4
66,960		First Industrial Realty Trust, Inc.	1,878,228	0.3
96,289		Gaming and Leisure Properties, Inc.	2,948,369	0.4
32,579		Hospitality Properties Trust	1,034,057	0.2
43,907		Kilroy Realty Corp.	3,214,871	0.5
145,421		LaSalle Hotel Properties	4,430,978	0.7
88,542		Liberty Property Trust	3,497,409	0.5
35,403		Life Storage, Inc.	3,018,460	0.5
345,215		Medical Properties Trust, Inc.	4,246,144	0.6
95,479		Omega Healthcare Investors, Inc.	2,984,674	0.4
52,332		Senior Housing Properties Trust	990,645	0.1
26,806		Sun Communities, Inc.	2,053,608	0.3
122,357		Tanger Factory Outlet Centers, Inc.	4,377,933	0.7
45,164		Taubman Centers, Inc.	3,338,974	0.5
104,777		Urban Edge Properties	2,882,415	0.4
67,040		Weingarten Realty Investors	2,399,362	0.4
			66,478,117	10.0

		Utilities: 5.3%
12,475		Atmos Energy Corp.	925,021	0.1
81,860		Black Hills Corp.	5,021,293	0.8
32,434		Energen Corp.	1,870,469	0.3
186,059		Great Plains Energy, Inc.	5,088,714	0.8
22,495		Idacorp, Inc.	1,811,972	0.3
124,643		MDU Resources Group, Inc.	3,585,979	0.5
101,858		National Fuel Gas Co.	5,769,237	0.9
21,845		ONE Gas, Inc.	1,397,206	0.2
28,269		Southwest Gas Corp.	2,165,971	0.3
136,526		UGI Corp.	6,291,118	0.9
20,818		Westar Energy, Inc.	1,173,094	0.2
			35,100,074	5.3

	Total Common Stock (Cost $574,371,273)		656,448,762	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 1.6%
2,572,003	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,572,144, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,623,443, due 01/25/17-10/20/66)	2,572,003	0.4
2,572,003	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $2,572,152, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $2,623,443, due 12/01/17-01/01/47)	2,572,003	0.4
2,572,003	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,572,150, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,623,443, due 03/02/17-02/01/49)	2,572,003	0.4
541,360	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $541,390, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $552,187, due 10/31/18-11/30/22)	541,360	0.0

See Accompanying Notes to Financial Statements

6

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,572,003	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,572,144, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,623,443, due 01/15/17-08/20/66)	2,572,003	0.4
		10,829,372	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
7,829,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $7,829,000)	7,829,000	1.2

	Total Short-Term Investments (Cost $18,658,372)	18,658,372	2.8

	Total Investments in Securities (Cost $593,029,645)	$675,107,134	101.5
	Liabilities in Excess of Other Assets	(9,910,100)	(1.5)
	Net Assets	$665,197,034	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $593,938,075.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$93,705,400
Gross Unrealized Depreciation	(12,536,341)

Net Unrealized Appreciation	$81,169,059

See Accompanying Notes to Financial Statements

7

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 14.2%
106,597	@	American Axle & Manufacturing Holdings, Inc.	2,057,322	0.6
128,912	@	Belmond Ltd.	1,720,975	0.5
30,170		Big Lots, Inc.	1,514,836	0.5
108,242	@	Boyd Gaming Corp.	2,183,241	0.7
20,770	@	Bright Horizons Family Solutions, Inc.	1,454,315	0.4
76,189		Caleres, Inc.	2,500,523	0.8
155,548		Callaway Golf Co.	1,704,806	0.5
4,871	@	Cavco Industries, Inc.	486,369	0.2
26,849		Childrens Place Retail Stores, Inc.	2,710,407	0.8
22,875		Cinemark Holdings, Inc.	877,485	0.3
9,044	@	Cooper-Standard Holdings, Inc.	934,969	0.3
49,802	@	Dave & Buster's Entertainment, Inc.	2,803,853	0.9
4,390		Drew Industries, Inc.	473,022	0.1
9,216		Ethan Allen Interiors, Inc.	339,610	0.1
26,944		Finish Line, Inc.	506,817	0.2
65,960	@	Five Below, Inc.	2,635,762	0.8
28,382	@	Genesco, Inc.	1,762,522	0.5
15,131		Haverty Furniture Cos., Inc.	358,605	0.1
12,396	@	Helen of Troy Ltd.	1,046,842	0.3
10,323	@,L	Hibbett Sporting Goods, Inc.	385,048	0.1
64,904		La-Z-Boy, Inc.	2,015,269	0.6
53,509	@	M/I Homes, Inc.	1,347,357	0.4
32,548		Marriott Vacations Worldwide Corp.	2,761,698	0.9
57,922	@	Meritage Homes Corp.	2,015,686	0.6
35,543		Monro Muffler Brake, Inc.	2,033,060	0.6
33,239		Movado Group, Inc.	955,621	0.3
24,305	@	Nautilus, Inc.	449,642	0.1
14,549		Papa John's International, Inc.	1,245,103	0.4
25,259	@	Perry Ellis International, Inc.	629,202	0.2
24,985		Ruth's Hospitality Group, Inc.	457,225	0.1
68,679		Sonic Corp.	1,820,680	0.6
31,964		Superior Industries International	842,251	0.3
19,909	@	Universal Electronics, Inc.	1,285,126	0.4
			46,315,249	14.2

		Consumer Staples: 2.4%
2,978		B&G Foods, Inc.	130,436	0.0
45,062	@	Blue Buffalo Pet Products, Inc.	1,083,290	0.3
14,203		Calavo Growers, Inc.	872,064	0.3
14,606	L	Cal-Maine Foods, Inc.	645,220	0.2
38,099	@,L	Central Garden & Pet Co.	1,260,696	0.4
39,959	@	Central Garden and Pet Co.	1,234,733	0.4

11,332	L	Sanderson Farms, Inc.	1,067,928	0.3
33,340		SpartanNash Co.	1,318,264	0.4
5,190		Universal Corp.	330,863	0.1
			7,943,494	2.4

		Energy: 3.7%
59,026		Archrock, Inc.	779,143	0.3
122,696	L	Atwood Oceanics, Inc.	1,610,998	0.5
34,758	@	Bill Barrett Corp.	242,958	0.1
63,713	@	Carrizo Oil & Gas, Inc.	2,379,681	0.7
56,626	@	Cloud Peak Energy, Inc.	317,672	0.1
22,467	@	Dril-Quip, Inc.	1,349,143	0.4
40,448	@,L	Northern Oil And Gas, Inc.	111,232	0.0
4,817	@	PDC Energy, Inc.	349,618	0.1
15,618	@	REX American Resources Corp.	1,542,278	0.5
67,450	@	Tetra Technologies, Inc.	338,599	0.1
87,827	@	Unit Corp.	2,359,912	0.7
10,744		US Silica Holdings, Inc.	608,970	0.2
			11,990,204	3.7

		Financials: 17.2%
8,674		Ameris Bancorp.	378,186	0.1
30,541		Amerisafe, Inc.	1,904,231	0.6
26,586		Astoria Financial Corp.	495,829	0.1
20,801	L	Banc of California, Inc.	360,897	0.1
37,764		Banner Corp.	2,107,609	0.6
38,156	@,L	BofI Holding, Inc.	1,089,354	0.3
33,783		Brookline Bancorp., Inc.	554,041	0.2
14,061		Central Pacific Financial Corp.	441,797	0.1
33,453		Chemical Financial Corp.	1,812,149	0.6
43,655		Evercore Partners, Inc.	2,999,098	0.9
31,375		First American Financial Corp.	1,149,266	0.3
71,373	@	First BanCorp. Puerto Rico	471,776	0.1
71,478		Great Western Bancorp, Inc.	3,115,726	1.0
16,490		Hanmi Financial Corp.	575,501	0.2
90,925		Home Bancshares, Inc./Conway AR	2,524,987	0.8
58,510		Horace Mann Educators Corp.	2,504,228	0.8
13,131		Independent Bank Corp.	925,079	0.3
50,883		Interactive Brokers Group, Inc.	1,857,738	0.6
61,766		Investment Technology Group, Inc.	1,219,261	0.4
110,180		Janus Capital Group, Inc.	1,462,089	0.4
22,404		LegacyTexas Financial Group, Inc.	964,716	0.3
44,748		Maiden Holdings Ltd.	780,853	0.2
33,754		MB Financial, Inc.	1,594,201	0.5
178,005	@	MGIC Investment Corp.	1,813,871	0.6
18,136		NBT Bancorp., Inc.	759,536	0.2
38,512		OFG Bancorp	504,507	0.2
28,090		Pinnacle Financial Partners, Inc.	1,946,637	0.6
20,889	@	Piper Jaffray Cos.	1,514,452	0.5
14,536		Provident Financial Services, Inc.	411,369	0.1
94,320		Radian Group, Inc.	1,695,874	0.5

See Accompanying Notes to Financial Statements

8

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

67,065		Selective Insurance Group	2,887,148	0.9
55,133		ServisFirst Bancshares, Inc.	2,064,180	0.6
40,932		Simmons First National Corp.	2,543,924	0.8
137,676		Sterling Bancorp/DE	3,221,618	1.0
4,212	@	Texas Capital Bancshares, Inc.	330,221	0.1
57,808		Trustco Bank Corp.	505,820	0.2
6,951		United Bankshares, Inc.	321,484	0.1
7,087		United Fire Group, Inc.	348,468	0.1
49,190		United Insurance Holdings Corp.	744,737	0.2
30,550		Webster Financial Corp.	1,658,254	0.5
25,470	@	Western Alliance Bancorp.	1,240,644	0.4
5,318		Wintrust Financial Corp.	385,927	0.1
			56,187,283	17.2

		Health Care: 12.4%
22,854		Aceto Corp.	502,102	0.2
65,298	@	Air Methods Corp.	2,079,741	0.6
3,900	@	Almost Family, Inc.	171,990	0.1
42,986	@	Amedisys, Inc.	1,832,493	0.6
59,894	@	AMN Healthcare Services, Inc.	2,302,924	0.7
33,720	@	Amphastar Pharmaceuticals, Inc.	621,122	0.2
10,509	@	Anika Therapeutics, Inc.	514,521	0.2
17,780	@	Cambrex Corp.	959,231	0.3
13,459		Cantel Medical Corp.	1,059,896	0.3
13,690	@	Charles River Laboratories International, Inc.	1,043,041	0.3
11,920		Chemed Corp.	1,912,087	0.6
40,885	@	Cynosure, Inc.	1,864,356	0.6
24,684	@,L	Depomed, Inc.	444,806	0.1
37,693	@	Emergent Biosolutions, Inc.	1,237,838	0.4
17,203	@,L	Enanta Pharmaceuticals, Inc.	576,301	0.2
18,570		Healthsouth Corp.	765,827	0.2
119,406	@	Impax Laboratories, Inc.	1,582,130	0.5
39,026	@	Integer Holdings Corp.	1,149,316	0.3
14,449	@,L	Lannett Co., Inc.	318,600	0.1
7,141	@	LHC Group, Inc.	326,344	0.1
4,797	@,L	Ligand Pharmaceuticals, Inc.	487,423	0.1
73,821	@	Luminex Corp.	1,493,399	0.5
46,877	@	Masimo Corp.	3,159,510	1.0
2,711	@	Medidata Solutions, Inc.	134,655	0.0
87,651	@	Merit Medical Systems, Inc.	2,322,752	0.7
56,032	@	Natus Medical, Inc.	1,949,914	0.6
20,788	@	Neogen Corp.	1,372,008	0.4
18,512	@	NuVasive, Inc.	1,246,968	0.4
37,496	@	Omnicell, Inc.	1,271,114	0.4
37,478		Owens & Minor, Inc.	1,322,599	0.4
69,060	@	Select Medical Holdings Corp.	915,045	0.3
112,381	@	Spectrum Pharmaceuticals, Inc.	497,848	0.1
28,925	@	Supernus Pharmaceuticals, Inc.	730,356	0.2
38,374	@	Surgical Care Affiliates, Inc.	1,775,565	0.5

20,507	@	SurModics, Inc.	520,878	0.2
			40,464,700	12.4

		Industrials: 18.1%
63,178		ABM Industries, Inc.	2,580,190	0.8
78,255		Actuant Corp.	2,030,717	0.6
14,279	@	Aegion Corp.	338,412	0.1
15,367		Allegiant Travel Co.	2,557,069	0.8
12,857	@	American Woodmark Corp.	967,489	0.3
23,051		Apogee Enterprises, Inc.	1,234,612	0.4
20,206		ArcBest Corp.	558,696	0.2
45,547	@	Atlas Air Worldwide Holdings, Inc.	2,375,276	0.7
59,619		Barnes Group, Inc.	2,827,133	0.9
46,822		Brady Corp.	1,758,166	0.5
33,155		CIRCOR International, Inc.	2,151,096	0.7
8,827		Comfort Systems USA, Inc.	293,939	0.1
8,407		Curtiss-Wright Corp.	826,913	0.3
26,757		EnPro Industries, Inc.	1,802,352	0.5
8,174		G&K Services, Inc.	788,382	0.2
49,654	L	Greenbrier Cos., Inc.	2,063,124	0.6
8,538	@	Hawaiian Holdings, Inc.	486,666	0.1
66,865		Healthcare Services Group, Inc.	2,619,102	0.8
31,397		Insperity, Inc.	2,227,617	0.7
12,420		Kaman Corp.	607,711	0.2
63,654		Knight Transportation, Inc.	2,103,765	0.6
23,528	L	Lindsay Manufacturing Co.	1,755,424	0.5
13,129	@	Lydall, Inc.	812,029	0.2
64,952		Mobile Mini, Inc.	1,964,798	0.6
63,706	@	On Assignment, Inc.	2,813,257	0.9
15,223		Powell Industries, Inc.	593,697	0.2
13,442		Regal-Beloit Corp.	930,858	0.3
11,722	@	Roadrunner Transportation Systems, Inc.	121,792	0.0
58,647		Simpson Manufacturing Co., Inc.	2,565,806	0.8
23,607	@	SPX FLOW, Inc.	756,840	0.2
11,024	@	Teledyne Technologies, Inc.	1,355,952	0.4
69,118		Tetra Tech, Inc.	2,982,442	0.9
87,131	@	TrueBlue, Inc.	2,147,779	0.7
25,936		Universal Forest Products, Inc.	2,650,140	0.8
21,278		US Ecology, Inc.	1,045,814	0.3
11,465		Viad Corp.	505,606	0.2
33,000	@	Wabash National Corp.	522,060	0.2
37,807		Watts Water Technologies, Inc.	2,465,016	0.8
			59,187,737	18.1

		Information Technology: 15.0%
39,497	@	Benchmark Electronics, Inc.	1,204,658	0.4
10,219		Blackbaud, Inc.	654,016	0.2
19,587	@	Blackhawk Network Holdings, Inc.	737,940	0.2
86,211	@	Bottomline Technologies de, Inc.	2,156,999	0.7
23,250	@	BroadSoft, Inc.	959,062	0.3

See Accompanying Notes to Financial Statements

9

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

25,595	@	CACI International, Inc.	3,181,458	1.0
52,694	@	Cardtronics plc	2,875,512	0.9
17,605	@	Coherent, Inc.	2,418,663	0.7
40,427	@	Cray, Inc.	836,839	0.3
21,611		CSG Systems International, Inc.	1,045,972	0.3
51,380	@	Electronics for Imaging, Inc.	2,253,527	0.7
3,932	@	ePlus, Inc.	452,966	0.1
16,138	@	Euronet Worldwide, Inc.	1,168,875	0.4
11,815		Fair Isaac Corp.	1,408,584	0.4
11,270		Forrester Research, Inc.	484,046	0.2
11,071	@	Insight Enterprises, Inc.	447,711	0.1
55,773	@	Integrated Device Technology, Inc.	1,314,012	0.4
10,121	@	Liquidity Services, Inc.	98,680	0.0
5,996		Littelfuse, Inc.	910,013	0.3
19,289		Methode Electronics, Inc.	797,600	0.3
51,639		MKS Instruments, Inc.	3,067,357	0.9
33,720	@	Nanometrics, Inc.	845,023	0.3
17,870	@	Netgear, Inc.	971,235	0.3
20,442	@	Perficient, Inc.	357,531	0.1
31,374	@	Plexus Corp.	1,695,451	0.5
18,988		Power Integrations, Inc.	1,288,336	0.4
44,499	@	Qualys, Inc.	1,408,393	0.4
10,155	@	Rogers Corp.	780,006	0.2
18,819	@	Rudolph Technologies, Inc.	439,424	0.1
66,249	@	Sanmina Corp.	2,428,026	0.7
27,090	@	SPS Commerce, Inc.	1,893,320	0.6
22,017	@	Super Micro Computer, Inc.	617,577	0.2
63,275	@	Sykes Enterprises, Inc.	1,826,117	0.6
13,222	@	Synaptics, Inc.	708,435	0.2
57,203	@	Synchronoss Technologies, Inc.	2,190,875	0.7
8,540	@	Take-Two Interactive Software, Inc.	420,937	0.1
83,408	@	Veeco Instruments, Inc.	2,431,343	0.8
5,419	@	Virtusa Corp.	136,125	0.0
			48,912,644	15.0

		Materials: 5.9%
56,384	@	AK Steel Holding Corp.	575,681	0.2
94,015	@	Boise Cascade Co.	2,115,337	0.7
17,468		Chemours Co.	385,868	0.1
12,269	@	Clearwater Paper Corp.	804,233	0.3
80,988		Commercial Metals Co.	1,763,919	0.5
33,335		FutureFuel Corp.	463,356	0.2
4,789		Haynes International, Inc.	205,879	0.1
56,080		HB Fuller Co.	2,709,225	0.8
6,353		Innospec, Inc.	435,180	0.1
103,161		KapStone Paper and Packaging Corp.	2,274,700	0.7
27,902		Materion Corp.	1,104,919	0.3
15,775		Minerals Technologies, Inc.	1,218,619	0.4
8,776		Neenah Paper, Inc.	747,715	0.2
30,590		Olympic Steel, Inc.	741,196	0.2
33,657	L	Rayonier Advanced Materials, Inc.	520,337	0.2
13,266		Stepan Co.	1,080,914	0.3
51,503		SunCoke Energy, Inc.	584,044	0.2

28,700		Worthington Industries, Inc.	1,361,528	0.4
			19,092,650	5.9

		Real Estate: 6.1%
39,240		Chesapeake Lodging Trust	1,014,746	0.3
5,051		Coresite Realty Corp.	400,898	0.1
21,753		DCT Industrial Trust, Inc.	1,041,534	0.3
182,657		DiamondRock Hospitality Co.	2,106,035	0.7
35,960		EastGroup Properties, Inc.	2,655,286	0.8
75,253	@	Forestar Real Estate Group, Inc.	1,000,865	0.3
31,895		HFF, Inc.	964,824	0.3
52,274		LaSalle Hotel Properties	1,592,789	0.5
60,115		Lexington Realty Trust	649,242	0.2
10,647		Life Storage, Inc.	907,763	0.3
6,119	@	Parkway, Inc.	136,148	0.0
34,257		Pebblebrook Hotel Trust	1,019,146	0.3
15,486		PS Business Parks, Inc.	1,804,429	0.6
8,024		RE/MAX Holdings, Inc.	449,344	0.1
59,194		Retail Opportunity Investments Corp.	1,250,769	0.4
140,470		Summit Hotel Properties, Inc.	2,251,734	0.7
14,800		The Geo Group, Inc.	531,764	0.2
			19,777,316	6.1

		Telecommunication Services: 1.3%
13,220		ATN International, Inc.	1,059,318	0.3
47,482		Cogent Communications Holdings, Inc.	1,963,381	0.6
48,705		Consolidated Communications Holdings, Inc.	1,307,729	0.4
			4,330,428	1.3

		Utilities: 2.3%
41,643		Allete, Inc.	2,673,064	0.8
12,242		Avista Corp.	489,558	0.2
11,364		Black Hills Corp.	697,068	0.2
17,141		El Paso Electric Co.	797,056	0.2
12,587		Idacorp, Inc.	1,013,883	0.3
29,790		Spire, Inc.	1,922,944	0.6
			7,593,573	2.3

	Total Common Stock (Cost $260,279,464)		321,795,278	98.6

See Accompanying Notes to Financial Statements

10

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 2.9%
2,202,668	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,202,791, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,246,849, due 12/31/17-10/20/46)	2,202,668	0.7
2,202,668	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,202,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,246,721, due 01/25/17-10/20/66)	2,202,668	0.7
2,202,668	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,202,794, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,246,721, due 03/02/17-02/01/49)	2,202,668	0.7
463,576	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $463,601, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $472,848, due 10/31/18-11/30/22)	463,576	0.1

2,202,668	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,202,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,246,721, due 01/15/17-08/20/66)	2,202,668	0.7
		9,274,248	2.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
4,975,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $4,975,000)	4,975,000	1.5

	Total Short-Term Investments (Cost $14,249,248)	14,249,248	4.4

	Total Investments in Securities (Cost $274,528,712)	$336,044,526	103.0
	Liabilities in Excess of Other Assets	(9,860,114)	(3.0)
	Net Assets	$326,184,412	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $274,736,544.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$68,706,579
Gross Unrealized Depreciation	(7,398,597)

Net Unrealized Appreciation	$61,307,982

See Accompanying Notes to Financial Statements

11

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 4.8%
34,169	@	APN News & Media Ltd.	69,799	0.0
21,845		APN Outdoor Group Ltd.	92,895	0.1
9,005		ARB Corp. Ltd.	114,476	0.1
61,554		Ardent Leisure Group	103,606	0.1
78,493		Aristocrat Leisure Ltd.	875,717	0.6
34,240		Automotive Holdings Group Ltd.	97,442	0.1
35,410		Bapcor Ltd	150,932	0.1
11,896		Breville Group Ltd.	74,238	0.0
9,664		Corporate Travel Management Ltd.	127,456	0.1
49,658		Crown Resorts Ltd.	413,868	0.3
8,498		Domino's Pizza Enterprises Ltd.	397,395	0.3
313,071		Fairfax Media Ltd.	200,585	0.1
7,450	L	Flight Centre Travel Group Ltd.	167,898	0.1
48,224	L	G8 Education Ltd.	124,637	0.1
15,242		Greencross Ltd.	75,337	0.0
11,178		GUD Holdings Ltd.	84,297	0.1
78,353		Harvey Norman Holdings Ltd.	290,318	0.2
14,252		Invocare Ltd.	142,427	0.1
14,676		JB Hi-Fi Ltd.	296,639	0.2
38,400		Mantra Group Ltd.	85,056	0.1
106,736		Myer Holdings Ltd.	106,108	0.1
40,373		Navitas Ltd.	144,836	0.1
6,546	L	News Corp.	78,937	0.0
90,697	L	Nine Entertainment Co. Holdings Ltd.	69,564	0.0
12,674		Premier Investments Ltd.	131,812	0.1
6,390		REA Group Ltd.	253,940	0.2
20,561		Retail Food Group Ltd.	103,949	0.1
119,360		Seven West Media Ltd.	69,139	0.0
19,655		Sky Network Television Ltd.	62,744	0.0
29,280		Skycity Entertainment Group Ltd.	80,332	0.0
98,799		Southern Cross Media Group Ltd.	109,923	0.1
102,368		Star Entertainment Grp Ltd.	380,979	0.3
18,246	L	Super Retail Group Ltd.	135,835	0.1
108,363		Tabcorp Holdings Ltd.	375,425	0.3
172,367		Tatts Group Ltd.	555,432	0.4
32,162		Trade Me Ltd.	112,267	0.1
12,731		Webjet Ltd.	97,162	0.1
			6,853,402	4.8

		Consumer Staples: 6.8%
56,380	@	a2 Milk Co. Ltd.	82,710	0.1
50,733		Asaleo Care Ltd.	54,085	0.0
45,454	@	Australian Agricultural Co. Ltd.	55,471	0.0
20,148	L	Bega Cheese Ltd.	61,504	0.0
9,778	L	Bellamy's Australia Ltd.	47,136	0.0
1,667	L	Blackmores Ltd.	124,077	0.1
69,255		Coca-Cola Amatil Ltd.	505,076	0.4

32,192		Costa Group Holdings Ltd.	79,735	0.1
29,951		GrainCorp Ltd.	206,386	0.1
126,957	@	Metcash Ltd.	208,790	0.2
19,275		Tassal Group Ltd.	57,657	0.0
96,774		Treasury Wine Estates Ltd.	744,448	0.5
148,400		Wesfarmers Ltd.	4,504,235	3.2
169,030		Woolworths Ltd.	2,933,968	2.1
			9,665,278	6.8

		Energy: 4.2%
189,211		Beach Energy Ltd.	115,143	0.1
34,194		Caltex Australia Ltd.	749,727	0.5
153,347		Oil Search Ltd.	789,243	0.6
228,604		Origin Energy Ltd.	1,081,586	0.8
238,580		Santos Ltd.	687,264	0.5
89,189	@	Whitehaven Coal Ltd.	166,953	0.1
95,068		Woodside Petroleum Ltd.	2,129,365	1.5
28,703	@	WorleyParsons Ltd.	199,802	0.1
			5,919,083	4.2

		Financials: 37.9%
387,774		AMP Ltd.	1,406,399	1.0
25,379		ASX Ltd.	909,206	0.6
384,767		Australia & New Zealand Banking Group Ltd.	8,423,020	5.9
50,824		Bank of Queensland Ltd.	434,344	0.3
62,013		Bendigo and Adelaide Bank Ltd.	567,281	0.4
22,411		BT Investment Management Ltd.	171,193	0.1
73,952		Challenger Ltd.	597,527	0.4
226,060		Commonwealth Bank of Australia	13,410,836	9.4
6,131		Credit Corp. Group Ltd.	79,157	0.1
86,413	@	CYBG PLC	300,299	0.2
34,438		Eclipx Group Ltd.	92,975	0.1
36,225		FlexiGroup Ltd./Australia	58,954	0.0
29,278		Genworth Mortgage Insurance Australia Ltd.	69,007	0.0
78,749		Henderson Group PLC	226,823	0.2
310,662		Insurance Australia Group Ltd.	1,339,680	0.9
34,628	L	IOOF Holdings Ltd.	229,526	0.2
44,652		Macquarie Group Ltd.	2,797,099	2.0
18,290		Magellan Financial Group Ltd.	312,618	0.2
361,063		Medibank Pvt Ltd.	733,559	0.5
349,614		National Australia Bank Ltd.	7,722,463	5.4
6,190		Perpetual Ltd.	217,144	0.2
28,275	L	Platinum Asset Management Ltd.	107,453	0.1
178,951		QBE Insurance Group Ltd.	1,598,886	1.1
97,481		Steadfast Group Ltd.	155,123	0.1
168,825		Suncorp Group Ltd.	1,643,875	1.2
440,285		Westpac Banking Corp.	10,335,230	7.3
			53,939,677	37.9

See Accompanying Notes to Financial Statements

12

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Health Care: 6.2%
19,360		Ansell Ltd.	344,471	0.2
48,935		Australian Pharmaceutical Industries Ltd.	72,543	0.1
7,511		Cochlear Ltd.	662,927	0.5
59,899		CSL Ltd.	4,331,895	3.0
33,572		Estia Health Ltd.	62,854	0.0
16,646		Fisher & Paykel Healthcare Corp. Ltd.	98,229	0.1
227,086		Healthscope Ltd.	374,341	0.3
32,983	L	Japara Healthcare Ltd.	53,699	0.0
180,114	@,L	Mayne Pharma Group Ltd.	174,249	0.1
33,599	@	Nanosonics Ltd.	75,258	0.1
54,843		Primary Health Care Ltd.	161,101	0.1
16,904		Ramsay Health Care Ltd.	831,115	0.6
17,665		Regis Healthcare Ltd.	58,279	0.0
78,743		ResMed, Inc.	486,966	0.3
142,884		Sigma Pharmaceuticals Ltd.	132,861	0.1
7,558		Sirtex Medical Ltd.	77,039	0.1
54,171		Sonic Healthcare Ltd.	833,693	0.6
10,632		Virtus Health Ltd.	47,809	0.0
			8,879,329	6.2

		Industrials: 6.5%
66,163		ALS Ltd.	287,503	0.2
269,024		Aurizon Holdings Ltd.	978,124	0.7
208,399		Brambles Ltd.	1,859,774	1.3
12,814		CIMIC Group Ltd.	322,415	0.2
208,420		Cleanaway Waste Management Ltd.	184,600	0.1
56,996		Downer EDI Ltd.	249,569	0.2
35,556		GWA Group Ltd.	75,763	0.1
18,427		IPH Ltd.	67,948	0.0
59,025		Macquarie Atlas Roads Group	214,783	0.1
10,139		McMillan Shakespeare Ltd.	79,391	0.1
11,887	L	Monadelphous Group Ltd.	96,068	0.1
242,536		Qantas Airways Ltd.	581,004	0.4
159,728	L	Qube Logistics Holdings Ltd.	280,584	0.2
48,182	@	Reliance Worldwide Corp. Ltd.	111,133	0.1
45,111		Seek Ltd.	483,147	0.3
11,961		Seven Group Holdings Ltd.	67,454	0.0
143,992		Spotless Group Holdings Ltd.	102,640	0.1
293,226		Sydney Airport	1,265,696	0.9
267,099		Transurban Group - Stapled Security	1,987,836	1.4
231,429	@	Virgin Australia International Holdings	–	–
			9,295,432	6.5

		Information Technology: 1.2%
21,798	@,L	Aconex Ltd.	79,648	0.0
14,543		Altium Ltd.	84,766	0.1
29,009		carsales.com Ltd.	236,996	0.2
65,695		Computershare Ltd.	589,422	0.4
17,953		IRESS Ltd.	153,413	0.1
26,734	L	iSentia Group Ltd.	55,177	0.0

47,172		Link Administration Holdings Ltd.	257,180	0.2
29,883		MYOB Group Ltd.	78,697	0.0
37,179	@	NEXTDC Ltd.	97,407	0.1
28,383		Technology One Ltd.	115,351	0.1
			1,748,057	1.2

		Materials: 16.0%
58,289		Adelaide Brighton Ltd.	227,995	0.2
305,506	L	Alumina Ltd.	399,479	0.3
151,838		Amcor Ltd.	1,634,209	1.1
421,102		BHP Billiton Ltd.	7,543,987	5.3
74,104		BlueScope Steel Ltd.	492,501	0.3
153,828		Boral Ltd.	598,866	0.4
10,009		Brickworks Ltd.	98,039	0.1
67,663		CSR Ltd.	224,957	0.2
49,964		DuluxGroup Ltd.	224,332	0.2
147,462		Evolution Mining Ltd.	220,509	0.2
22,790		Fletcher Building Ltd.	169,526	0.1
223,056		Fortescue Metals Group Ltd.	932,154	0.7
234,650	@	Galaxy Resources Ltd.	88,100	0.1
54,865		Iluka Resources Ltd.	285,680	0.2
219,682		Incitec Pivot Ltd.	568,447	0.4
60,611		Independence Group NL	185,921	0.1
58,131		James Hardie Industries SE	917,625	0.6
20,630		Mineral Resources Ltd.	179,569	0.1
100,078		Newcrest Mining Ltd.	1,435,028	1.0
78,691		Northern Star Resources Ltd	201,124	0.1
23,624		Nufarm Ltd.	155,661	0.1
49,156		Orica Ltd.	624,732	0.4
26,518	@	Orocobre Ltd.	86,089	0.1
158,203		Orora Ltd.	340,217	0.2
41,249		OZ Minerals Ltd.	233,046	0.2
22,364		Pact Group Holdings Ltd.	108,665	0.1
64,985		Regis Resources Ltd.	136,653	0.1
97,470		Resolute Mining Ltd.	88,664	0.1
55,662		Rio Tinto Ltd.	2,384,627	1.7
20,446		Sandfire Resources NL	82,762	0.1
105,770	@	Saracen Mineral Holdings Ltd.	74,196	0.0
20,969		Sims Metal Management Ltd.	192,752	0.1
697,642		South32 Ltd.	1,373,348	1.0
63,958	@	St Barbara Ltd.	92,411	0.1
32,490	@	Syrah Resources Ltd.	71,276	0.0
31,672	@	Western Areas Ltd.	69,539	0.0
			22,742,686	16.0

		Real Estate: 8.4%
35,828		Abacus Property Group	77,934	0.1
55,970		Aveo Group	134,844	0.1
63,841		BWP Trust	137,544	0.1
54,505		Charter Hall Group	186,172	0.1
43,525		Charter Hall Retail REIT	132,618	0.1
168,217		Cromwell Property Group	119,442	0.1
125,883		Dexus Property Group NPV	873,277	0.6
38,020		Gateway Lifestyle	59,173	0.0
208,964		Goodman Group	1,073,164	0.8
235,310		GPT Group	853,128	0.6
26,003		Growthpoint Properties Australia Ltd.	61,382	0.0

See Accompanying Notes to Financial Statements

13

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

80,505		Investa Office Fund	274,185	0.2
3,932		Iron Mountain, Inc.	126,833	0.1
75,610		Lend Lease Corp., Ltd.	794,553	0.6
485,759		Mirvac Group	745,978	0.5
64,192		National Storage REIT	69,213	0.0
698,643		Scentre Group	2,338,701	1.6
95,282		Shopping Centres Australasia Property Group	151,727	0.1
315,584		Stockland	1,042,591	0.7
428,338		Vicinity Centres	923,721	0.7
54,714	@	Viva Energy REIT	94,616	0.1
250,841		Westfield Corp.	1,696,049	1.2
			11,966,845	8.4

		Telecommunication Services: 4.4%
30,429		Spark New Zealand Ltd.	72,164	0.1
1,567,199		Telstra Corp., Ltd.	5,758,968	4.0
40,933	L	TPG Telecom Ltd.	200,948	0.1
80,961		Vocus Communications Ltd.	225,455	0.2
			6,257,535	4.4

		Utilities: 2.6%
88,264		AGL Energy Ltd.	1,404,323	1.0
146,095		APA Group	901,892	0.6
221,955		AusNet Services	252,674	0.2
318,984		DUET Group	629,942	0.4
105,604	@	Infigen Energy	68,480	0.1
220,519		Spark Infrastructure Group	378,266	0.3
			3,635,577	2.6

	Total Common Stock (Cost $150,076,707)		140,902,901	99.0

RIGHTS: 0.0%
		Consumer Discretionary: 0.0%
460	@	Corporate Travel Management Ltd.	1,142	0.0

		Health Care: –%
8,059	@	Estia Health Ltd.	–	–

		Real Estate: –%
72,917	@	Chapter Hall Units Contingent	–	–

	Total Rights (Cost $–)		1,142	0.0

	Total Long-Term Investments (Cost $150,076,707)		140,904,043	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc: 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.7
995,196	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $995,253, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,015,100, due 03/02/17-02/01/49)	995,196	0.7
		1,995,196	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
573,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $573,000)	573,000	0.4

	Total Short-Term Investments (Cost $2,568,196)	2,568,196	1.8

	Total Investments in Securities (Cost $152,644,903)	$143,472,239	100.8
	Liabilities in Excess of Other Assets	(1,118,805)	(0.8)
	Net Assets	$142,353,434	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

See Accompanying Notes to Financial Statements

14

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Cost for federal income tax purposes is $156,796,819.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,445,697
Gross Unrealized Depreciation	(16,770,277)

Net Unrealized Depreciation	$(13,324,580)

See Accompanying Notes to Financial Statements

15

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.7%
		Consumer Discretionary: 9.8%
1,450,000	@	Alibaba Pictures Group Ltd.	234,815	0.1
133,000		Anta Sports Products Ltd.	395,251	0.1
31,083		Arcelik A/S	186,687	0.0
2,639,100		Astra International Tbk PT	1,613,734	0.3
195,500		Astro Malaysia Holdings Bhd	113,308	0.0
11,206		Bajaj Auto Ltd.	433,880	0.1
125,500		BEC World PCL	58,101	0.0
826,000		Belle International Holdings Ltd.	462,701	0.1
31,900		Berjaya Sports Toto BHD	21,049	0.0
13,863		Bharat Forge Ltd.	184,741	0.0
1,000		Bosch Ltd.	309,569	0.1
398,000	L	Brilliance China Automotive Holdings Ltd.	546,265	0.1
84,000	L	Byd Co., Ltd.	440,312	0.1
3,731		CCC SA	181,338	0.0
9,929		Cheil Worldwide, Inc.	129,110	0.0
251,650		Cheng Shin Rubber Industry Co. Ltd.	472,372	0.1
118,200		Chongqing Changan Automobile Co. Ltd.	168,856	0.0
2,476		CJ E&M Corp.	145,264	0.0
48,639	@	Ctrip.com International Ltd. ADR	1,945,560	0.4
27,227	@	Cyfrowy Polsat SA	160,031	0.0
352,000		Dongfeng Motor Group Co., Ltd.	341,953	0.1
177,786	@	DXB Entertainments PJSC	62,999	0.0
24,889		Eclat Textile Co. Ltd.	259,148	0.1
24,800		El Puerto de Liverpool SAB de CV	178,915	0.0
42,312		Feng TAY Enterprise Co., Ltd.	156,713	0.0
3,923	@	FF Group	79,338	0.0
8,610		Ford Otomotiv Sanayi A/S	74,596	0.0
89,000		Formosa Taffeta Co. Ltd.	81,210	0.0
27,060		Foschini Group Ltd./The	312,435	0.1
35,600	#	Fuyao Glass Industry Group Co. Ltd.	109,959	0.0
705,000		Geely Automobile Holdings Ltd.	670,071	0.1
293,800		Genting Bhd	523,178	0.1
396,600		Genting Malaysia BHD	404,311	0.1
37,000		Giant Manufacturing Co., Ltd.	209,527	0.0
1,594,000	L	GOME Electrical Appliances Holdings Ltd.	192,644	0.0
404,500		Great Wall Motor Co. Ltd.	375,227	0.1
318,100		Grupo Televisa S.A.	1,326,743	0.3

274,000		Guangzhou Automobile Group Co. Ltd.	330,218	0.1
165,000		Haier Electronics Group Co. Ltd.	258,846	0.1
9,826		Hankook Tire Co. Ltd.	472,392	0.1
24,758		Hanon Systems Corp.	210,839	0.0
1,358		Hanssem Co. Ltd.	223,256	0.0
2,652,000	@	HengTen Networks Group Ltd.	132,733	0.0
6,593		Hero Motocorp Ltd.	295,163	0.1
515,351		Home Product Center PCL	146,464	0.0
31,000		Hotai Motor Co. Ltd.	353,614	0.1
4,214		Hotel Shilla Co. Ltd.	167,513	0.0
2,010		Hyundai Department Store Co. Ltd.	181,453	0.0
8,865		Hyundai Mobis Co. Ltd.	1,935,435	0.4
20,152		Hyundai Motor Co.	2,431,088	0.5
2,248		Hyundai Wia Corp.	135,691	0.0
21,167		Imperial Holdings Ltd.	280,036	0.1
87,002	@	JD.com, Inc. ADR	2,213,331	0.4
59,740		Jollibee Foods Corp.	232,723	0.1
12,875		Jumbo SA	204,003	0.0
15,340		Kangwon Land, Inc.	453,919	0.1
34,144		Kia Motors Corp.	1,108,200	0.2
181,404		Kroton Educacional SA	742,961	0.2
13,791		LG Electronics, Inc.	588,771	0.1
19,500		Lojas Americanas SA	74,712	0.0
84,500		Lojas Renner SA	601,550	0.1
1,455		Lotte Shopping Co. Ltd.	266,863	0.1
170	L	LPP SA	230,286	0.1
18,397		Mahindra & Mahindra Ltd. GDR	322,848	0.1
30,469		Mahindra & Mahindra Ltd.	530,622	0.1
14,034		Maruti Suzuki India Ltd.	1,096,546	0.2
328,100		Matahari Department Store Tbk PT	367,257	0.1
611,600		Media Nusantara Citra Tbk PT	79,343	0.0
26,850		Merida Industry Co. Ltd.	119,535	0.0
287,500		Minor International PCL	286,371	0.1
57,578		Motherson Sumi Systems Ltd.	276,178	0.1
31,746		Mr Price Group Ltd.	368,227	0.1
56,976		Naspers Ltd.	8,318,021	1.6
17,624	@	New Oriental Education & Technology Group, Inc. ADR	741,970	0.1
19,000		Nien Made Enterprise Co. Ltd.	195,115	0.0
29,847		OPAP S.A.	263,797	0.1
286,000		POU Chen Corp.	355,402	0.1
5,084	@,L	Qunar Cayman Islands Ltd. ADR	153,181	0.0
60,200		Robinson Department Store PCL	106,596	0.0
68,081		Ruentex Industries Ltd.	112,586	0.0
80,046		SACI Falabella	633,334	0.1
74,000		Shenzhou International Group Holdings Ltd.	466,546	0.1
1,025		Shinsegae, Inc.	149,254	0.0
386,054	L	Steinhoff International Holdings NV	2,001,053	0.4
707,700		Surya Citra Media Tbk PT	146,363	0.0

See Accompanying Notes to Financial Statements

16

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

5,769	@,L	TAL Education Group ADR	404,695	0.1
5,016		Tata Motors Ltd. ADR	172,500	0.0
48,876		Tata Motors Ltd.	214,370	0.0
182,003		Tata Motors Ltd.	1,261,249	0.2
43,079		Titan Co., Ltd.	206,985	0.0
15,791		Tofas Turk Otomobil Fabrikasi AS	110,175	0.0
57,405		Truworths International Ltd.	333,008	0.1
44,414		Tsogo Sun Holdings Ltd.	89,091	0.0
57,500		UMW Holdings Bhd	58,577	0.0
52,889	@	Vipshop Holdings Ltd. ADR	582,308	0.1
128,576		Woolworths Holdings Ltd./South Africa	665,259	0.1
7,091		Coway Co., Ltd.	518,316	0.1
105,000		Yulon Motor Co., Ltd.	87,058	0.0
53,468	@	Yum China Holdings, Inc.	1,396,584	0.3
76,707		Zee Entertainment Enterprises Ltd.	510,581	0.1
			51,534,872	9.8

		Consumer Staples: 6.8%
610,300		AMBEV SA	3,075,220	0.6
3,689		Amorepacific Corp.	405,444	0.1
4,194		Amorepacific Corp.	1,114,702	0.2
27,638		Anadolu Efes Biracilik Ve Malt Sanayii AS	138,155	0.0
56,600		Arca Continental SAB de CV	294,445	0.1
8,800		Asiatic Development BHD	21,135	0.0
2,674		BGF retail Co. Ltd.	181,034	0.0
43,659		Bid Corp. Ltd.	773,815	0.1
27,727		BIM Birlesik Magazalar AS	384,771	0.1
79,000		BRF - Brasil Foods SA	1,171,153	0.2
19,000		British American Tobacco Malaysia Bhd	188,899	0.0
187,212		Cencosud SA	525,444	0.1
366,400		Charoen Pokphand Foods PCL	301,078	0.1
970,700		Charoen Pokphand Indonesia Tbk PT	221,879	0.0
555,000	L	China Huishan Dairy Holdings Co. Ltd.	215,253	0.0
360,000		China Mengniu Diary Co., Ltd.	690,283	0.1
216,000	@	China Resources Beer Holdings Co Ltd.	427,938	0.1
19,191		Cia Cervecerias Unidas SA	200,421	0.0
1,019		CJ CheilJedang Corp.	301,481	0.1
65,000		Coca-Cola Femsa SAB de CV	412,019	0.1
9,545		Coca-Cola Icecek AS	89,486	0.0
651,000		CP ALL PCL	1,134,590	0.2
71,221		Dabur India Ltd.	291,582	0.1
4,157		Dongsuh Cos, Inc.	94,755	0.0
2,575		E-Mart, Inc.	389,924	0.1
9,397		Eurocash SA	88,341	0.0
158,500		Felda Global Ventures Holdings Bhd	54,660	0.0
239,100		Fomento Economico Mexicano SAB de CV	1,819,982	0.4

15,825		Godrej Consumer Products Ltd.	351,446	0.1
28,690		Gruma SA de CV	364,548	0.1
217,600		Grupo Bimbo SAB de CV	492,101	0.1
80,900	L	Grupo Lala SAB de CV	117,664	0.0
3,450		GS Retail Co. Ltd.	135,898	0.0
63,200		Gudang Garam Tbk PT	299,134	0.1
94,500		Hengan International Group Co., Ltd.	692,132	0.1
84,318		Hindustan Unilever Ltd.	1,025,006	0.2
1,206,400		HM Sampoerna Tbk PT	342,210	0.1
303,100		Indofood CBP Sukses Makmur TBK PT	192,390	0.0
570,700		Indofood Sukses Makmur Tbk PT	334,250	0.1
296,600		IOI Corp. Bhd	290,118	0.1
441,928		ITC Ltd.	1,569,740	0.3
92,000		JBS SA	322,242	0.1
198,500		Kimberly-Clark de Mexico SA de CV	357,459	0.1
15,215		KT&G Corp.	1,272,732	0.2
59,400		Kuala Lumpur Kepong BHD	317,277	0.1
1,243		LG Household & Health Care Ltd.	881,899	0.2
76		Lotte Chilsung Beverage Co., Ltd.	91,925	0.0
802		Lotte Confectionery Co. Ltd.	118,480	0.0
4,300		M Dias Branco SA	151,947	0.0
39,950		Magnit PJSC GDR	1,758,555	0.3
59,908		Marico Ltd.	229,559	0.0
12,878		Massmart Holdings Ltd.	118,299	0.0
21,500		Natura Cosmeticos S.A.	152,066	0.0
3,081		Nestle India Ltd.	273,324	0.1
468		Orion Corp.	253,661	0.1
151		Ottogi Corp.	82,792	0.0
47,163	L	Pick n Pay Stores Ltd.	218,744	0.0
16,005		Pioneer Foods Group Ltd.	179,433	0.0
61,000		PPB Group Bhd	215,662	0.0
75,000		President Chain Store Corp.	536,118	0.1
30,800		Raia Drogasil SA	579,056	0.1
56,325		Shoprite Holdings Ltd.	703,962	0.1
24,590		Spar Group Ltd./The	355,553	0.1
49,918		Standard Foods Corp.	118,263	0.0
310,500		Sun Art Retail Group Ltd.	272,281	0.1
296,500		Thai Union Group PCL	173,630	0.0
21,447	L	Tiger Brands Ltd.	620,000	0.1
256,000		Tingyi Cayman Islands Holding Corp.	310,356	0.1
46,000		Tsingtao Brewery Co., Ltd.	173,274	0.0
19,130		Ulker Biskuvi Sanayi AS	87,562	0.0
199,600		Unilever Indonesia Tbk PT	573,974	0.1
627,209		Uni-President Enterprises Corp.	1,034,182	0.2
8,629	@	United Spirits Ltd.	246,649	0.1
112,380		Universal Robina Corp.	369,135	0.1
681,000		Wal-Mart de Mexico SAB de CV	1,218,790	0.2

See Accompanying Notes to Financial Statements

17

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

744,000	L	Want Want China Holdings Ltd.	475,156	0.1
			36,058,523	6.8

		Energy: 7.0%
2,036,100		Adaro Energy Tbk PT	254,208	0.1
220,700		Banpu PCL	117,557	0.0
55,022		Bharat Petroleum Corp. Ltd.	513,990	0.1
62,888		Cairn India Ltd.	223,391	0.0
258,000	@	China Coal Energy Co. - Class H	121,731	0.0
236,000		China Oilfield Services Ltd.	217,819	0.0
3,317,600		China Petroleum & Chemical Corp.	2,336,479	0.4
447,000		China Shenhua Energy Co., Ltd.	835,539	0.2
2,321,000		CNOOC Ltd.	2,884,389	0.6
93,296		Coal India Ltd.	411,176	0.1
16,400		Cosan SA Industria e Comercio	192,233	0.0
612,076	@	Ecopetrol SA	281,367	0.0
59,295		Empresas COPEC SA	568,202	0.1
162,100		Energy Absolute PCL	134,432	0.0
19,312		Exxaro Resources Ltd.	124,698	0.0
152,000		Formosa Petrochemical Corp.	526,006	0.1
1,538,053		Gazprom PJSC	3,873,692	0.7
11,070	@	Grupa Lotos SA	101,055	0.0
6,898		GS Holdings Corp.	308,557	0.1
39,385		Hindustan Petroleum Corp. Ltd.	255,403	0.1
1,394,300		IRPC PCL	186,481	0.0
424,000		Kunlun Energy Co. Ltd.	315,898	0.1
55,456		Lukoil PJSC	3,115,648	0.6
4,727		MOL Hungarian Oil & Gas PLC	331,460	0.1
12,398		Novatek PJSC GDR	1,605,560	0.3
168,496		Oil & Natural Gas Corp., Ltd.	473,654	0.1
2,736,000		PetroChina Co., Ltd.	2,031,971	0.4
386,900	@	Petroleo Brasileiro SA	2,013,730	0.4
24,600		Petronas Dagangan BHD	130,226	0.0
42,795	L	Polski Koncern Naftowy Orlen	871,559	0.2
228,214		Polskie Gornictwo Naftowe I Gazownictwo SA	306,659	0.1
179,600		PTT Exploration & Production PCL	481,056	0.1
131,000		PTT PCL	1,356,256	0.3
32,850		Qatar Gas Transport Co. Ltd.	208,417	0.0
77,952		Reliance Industries Ltd.	1,239,966	0.2
45,417		Reliance Industries Ltd. GDR	1,432,906	0.3
160,836		Rosneft Oil Co. PJSC	1,055,265	0.2
508,300	@	Sapurakencana Petroleum Bhd	182,662	0.0
8,497		SK Innovation Co. Ltd.	1,028,291	0.2
5,997		S-Oil Corp.	419,736	0.1
937,751		Surgutneftegas OJSC	473,333	0.1
184,885		Tatneft PJSC	1,287,689	0.2
110,800		Thai Oil PCL	223,216	0.0
16,254		Tupras Turkiye Petrol Rafine	325,704	0.1
47,000		Ultrapar Participacoes SA	988,463	0.2
230,900		United Tractors Tbk PT	363,274	0.1
244,000		Yanzhou Coal Mining Co., Ltd.	165,431	0.0
			36,896,435	7.0

		Financials: 21.9%
258,820		Abu Dhabi Commercial Bank PJSC	485,545	0.1
265,182	@,L	African Bank Investments Ltd.	–	–
3,189,000		Agricultural Bank of China Ltd.	1,301,485	0.3
288,259		Akbank TAS	638,107	0.1
11,579	@	Alior Bank SA	149,799	0.0
126,400		Alliance Financial Group Bhd	104,817	0.0
179,439	@	Alpha Bank AE	358,170	0.1
234,700		AMMB Holdings Bhd	225,135	0.0
218,140		Axis Bank Ltd.	1,439,489	0.3
32,170		Ayala Corp.	472,303	0.1
21,555		Bajaj Finance Ltd.	266,636	0.1
3,200		Bajaj Finserv Ltd.	136,157	0.0
105,080		Banco Bradesco SA	940,803	0.2
3,306,651		Banco de Chile	387,540	0.1
5,355		Banco de Credito e Inversiones	270,982	0.1
112,200		Banco do Brasil S.A.	968,353	0.2
55,400		Banco Santander Brasil SA	502,646	0.1
8,709,153		Banco Santander Chile	484,481	0.1
14,848		BanColombia SA ADR	544,625	0.1
31,000		Bangkok Bank PCL - Foreign Reg	139,349	0.0
1,613,300		Bank Central Asia Tbk PT	1,850,970	0.4
447,200		Bank Danamon Indonesia Tbk PT	123,003	0.0
3,605		Bank Handlowy w Warszawie	65,791	0.0
1,221,800		Bank Mandiri Persero TBK PT	1,045,719	0.2
79,483	@	Bank Millennium SA	98,579	0.0
10,306,000		Bank of China Ltd.	4,544,185	0.9
1,137,000		Bank of Communications Co., Ltd.	817,724	0.2
89,740		Bank of the Philippine Islands	160,300	0.0
20,587		Bank Pekao SA	618,159	0.1
1,449,500		Bank Rakyat Indonesia	1,251,954	0.2
4,507	L	Bank Zachodni WBK SA	340,143	0.1
54,923		Barclays Africa Group Ltd.	674,141	0.1
90,400		BB Seguridade Participacoes SA	786,039	0.1
216,740		BDO Unibank, Inc.	488,411	0.1
224,800		BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,139,644	0.2
969,600		Bank Negara Indonesia Persero Tbk PT	395,849	0.1
43,974	@,L	Brait SE	279,705	0.1

See Accompanying Notes to Financial Statements

18

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

34,741		BNK Financial Group, Inc.	249,214	0.1
5,325		Capitec Bank Holdings Ltd.	268,758	0.1
1,069,611		Cathay Financial Holding Co., Ltd.	1,590,102	0.3
29,245		CETIP SA - Mercados Organizados	400,752	0.1
138,128		Chailease Holding Co. Ltd.	235,792	0.0
662,472		Chang Hwa Commercial Bank Ltd.	351,626	0.1
1,145,000		China Cinda Asset Management Co. Ltd.	412,296	0.1
1,152,000		China Citic Bank	728,969	0.1
10,941,000		China Construction Bank	8,378,951	1.6
1,691,000		China Development Financial Holding Corp.	420,964	0.1
372,000		China Everbright Bank Co. Ltd.	168,774	0.0
122,000		China Everbright Ltd.	231,066	0.0
386,500		China Galaxy Securities Co. Ltd.	346,469	0.1
396,000	#,@	China Huarong Asset Management Co. Ltd.	142,233	0.0
481,163		China Life Insurance Co., Ltd.	475,748	0.1
969,000		China Life Insurance Co., Ltd.	2,504,815	0.5
507,380		China Merchants Bank Co., Ltd.	1,183,282	0.2
776,500		China Minsheng Banking Corp. Ltd.	826,246	0.2
341,400		China Pacific Insurance Group Co., Ltd.	1,181,857	0.2
212,028	@	China Taiping Insurance Holdings Co., Ltd.	434,683	0.1
2,283,170		CTBC Financial Holding Co. Ltd.	1,245,488	0.2
333,000		Chongqing Rural Commercial Bank Co. Ltd.	194,799	0.0
401,800		CIMB Group Holdings Bhd	402,914	0.1
283,000		CITIC Securities Co. Ltd.	571,863	0.1
20,600		Commercial Bank QSC/The	183,575	0.0
134,503		Commercial International Bank Egypt SAE	541,965	0.1
28,894		Coronation Fund Managers Ltd.	147,794	0.0
11,074		Corp Financiera Colombiana SA	136,783	0.0
8,815		Credicorp Ltd.	1,391,536	0.3
22,898		DGB Financial Group, Inc.	185,022	0.0
46,053		Discovery Ltd.	383,527	0.1
15,926		Doha Bank QSC	152,420	0.0
6,601		Dongbu Insurance Co., Ltd.	341,747	0.1
166,322		Dubai Islamic Bank PJSC	252,078	0.1
1,032,606		E.Sun Financial Holding Co., Ltd.	586,053	0.1
248,523	@	Eurobank Ergasias SA	168,465	0.0
257,000		Far East Horizon Ltd.	219,483	0.0
1,253,443		First Financial Holding Co., Ltd.	667,337	0.1
120,970		First Gulf Bank PJSC	423,081	0.1
438,444		FirstRand Ltd.	1,691,873	0.3
870,000		Fubon Financial Holding Co., Ltd.	1,371,423	0.3
130,100		Gentera SAB de CV	209,243	0.0
179,000		GF Securities Co. Ltd.	371,436	0.1
29,331		Grupo de Inversiones Suramericana SA	373,233	0.1
326,500		Grupo Financiero Banorte	1,608,114	0.3
302,900		Grupo Financiero Inbursa SA	459,106	0.1
238,200		Grupo Financiero Santander Mexico SAB de CV	342,540	0.1
10,235		GT Capital Holdings, Inc.	261,014	0.1
121,364		Haci Omer Sabanci Holding AS	314,180	0.1
402,800		Haitong Securities Co. Ltd.	686,248	0.1
38,762		Hana Financial Group, Inc.	1,000,450	0.2
26,802		Hanwha Life Insurance Co. Ltd.	144,799	0.0
85,972		Hong Leong Bank BHD	258,126	0.1
27,292		Hong Leong Financial Group Bhd	86,451	0.0
195,917		Housing Development Finance Corp.	3,633,459	0.7
941,911		Hua Nan Financial Holdings Co. Ltd.	473,583	0.1
192,400	#	Huatai Securities Co. Ltd.	364,788	0.1
8,512		Hyundai Marine & Fire Insurance Co., Ltd.	221,567	0.0
5,096		ICICI Bank Ltd. ADR	38,169	0.0
131,347		ICICI Bank Ltd.	491,775	0.1
131,212		IDFC Bank Ltd.	115,569	0.0
38,724		Indiabulls Housing Finance Ltd.	369,327	0.1
9,583,000		Industrial & Commercial Bank of China	5,713,695	1.1
33,764		Industrial Bank Of Korea	354,359	0.1
32,577		Investec Ltd.	213,722	0.0
19,095,981		Itau CorpBanca	160,170	0.0
5,100		Kasikornbank PCL	25,188	0.0
222,900		Kasikornbank PLC	1,101,110	0.2
51,835		KB Financial Group, Inc.	1,831,822	0.4
10,677		Komercni Banka AS	367,932	0.1
5,248		Korea Investment Holdings Co., Ltd.	181,869	0.0
478,300		Krung Thai Bank PCL	235,676	0.0
13,724		Liberty Holdings Ltd.	110,151	0.0
39,709		LIC Housing Finance Ltd.	326,240	0.1
37,926		Mahindra & Mahindra Financial Services Ltd.	150,572	0.0
452,700		Malayan Banking BHD	826,473	0.2
47,662		Masraf Al Rayan	491,789	0.1
1,872	@	mBank SA	149,870	0.0
1,420,826		Mega Financial Holdings Co., Ltd.	1,010,423	0.2
1,816,000		Metro Pacific Investments Corp.	243,052	0.0

See Accompanying Notes to Financial Statements

19

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

87,960		Metropolitan Bank & Trust Co.	128,347	0.0
23,053		Mirae Asset Daewoo Co., Ltd.	137,922	0.0
9,156		Mirae Asset Securities Co., Ltd.	163,095	0.0
135,283		MMI Holdings Ltd.	231,032	0.0
21,766	#,@	Moneta Money Bank AS	70,181	0.0
178,855		Moscow Exchange MICEX-RTS PJ	366,286	0.1
88,338		National Bank of Abu Dhabi PJSC	240,197	0.0
698,058	@	National Bank of Greece SA	182,176	0.0
26,095		Nedbank Group Ltd.	451,673	0.1
103,600		New China Life Insurance Co. Ltd.	471,755	0.1
19,145		NH Investment & Securities Co., Ltd.	152,541	0.0
31,376		OTP Bank Nyrt	895,922	0.2
900,000		Peoples Insurance Co. Group of China Ltd.	352,871	0.1
595,496		PICC Property & Casualty Co., Ltd.	921,037	0.2
678,500		Ping An Insurance Group Co. of China Ltd.	3,370,845	0.6
844,284	@	Piraeus Bank SA	185,236	0.0
14,200		Porto Seguro SA	117,363	0.0
84,438		Power Finance Corp. Ltd.	151,162	0.0
115,021	@	Powszechna Kasa Oszczednosci Bank Polski SA	772,646	0.1
11,669		PSG Group Ltd.	184,911	0.0
356,400		Public Bank BHD	1,566,698	0.3
73,488		Powszechny Zaklad Ubezpieczen SA	582,691	0.1
15,865		Qatar Insurance Co. SAQ	369,460	0.1
8,005		Qatar Islamic Bank SAQ	228,359	0.0
27,464		Qatar National Bank	1,228,410	0.2
86,022		Rand Merchant Investment Holdings Ltd.	248,304	0.1
68,173		Remgro Ltd.	1,106,175	0.2
77,500	@	RHB Bank Bhd	–	–
111,176		RHB Bank Bhd	116,570	0.0
92,242		RMB Holdings Ltd.	445,831	0.1
4,843		Samsung Card Co.	159,234	0.0
4,342		Samsung Fire & Marine Insurance Co. Ltd.	964,776	0.2
9,219		Samsung Life Insurance Co. Ltd.	858,062	0.2
6,925		Samsung Securities Co. Ltd.	181,399	0.0
182,657		Sanlam Ltd.	835,516	0.2
1,027,822	@	Sberbank of Russia PJSC	2,900,935	0.6
102,348		Sberbank PAO ADR	1,185,190	0.2
15,530		Security Bank Corp.	59,314	0.0
1,043,860	@	Shin Kong Financial Holding Co., Ltd.	254,969	0.1
55,690		Shinhan Financial Group Co., Ltd.	2,088,441	0.4
19,154		Shriram Transport Finance Co. Ltd.	240,286	0.0
221,800		Siam Commercial Bank PCL	940,617	0.2
1,283,587		SinoPac Financial Holdings Co., Ltd.	360,796	0.1
168,678		Standard Bank Group Ltd.	1,857,343	0.4
141,137		State Bank of India	517,604	0.1
6,213		State Bank of India Ltd. GDR	226,842	0.0
21,600		Sul America SA	119,458	0.0
1,111,484		Taishin Financial Holdings Co., Ltd.	405,893	0.1
484,673		Taiwan Business Bank	122,334	0.0
989,631		Taiwan Cooperative Financial Holding Co. Ltd.	430,623	0.1
1,708,700		TMB Bank PCL	99,932	0.0
302,108		Turkiye Garanti Bankasi A/S	651,533	0.1
81,371		Turkiye Halk Bankasi AS	215,018	0.0
205,339		Turkiye Is Bankasi	301,141	0.1
109,189		Turkiye Vakiflar Bankasi Tao	134,389	0.0
713,177,930		VTB Bank PJSC	859,859	0.2
39,791		Woori Bank	419,349	0.1
115,569	@	Yapi Ve Kredi Bankasi	112,132	0.0
41,365		Yes Bank Ltd.	701,685	0.1
1,251,586		Yuanta Financial Holding Co., Ltd.	464,154	0.1
			115,714,371	21.9

		Health Care: 2.4%
123,500	#,@	3SBio, Inc.	119,959	0.0
416,000	@	Alibaba Health Information Technology Ltd.	208,543	0.0
10,369		Apollo Hospitals Enterprise Ltd.	179,931	0.0
47,298		Aspen Pharmacare Holdings Ltd.	974,375	0.2
34,945		Aurobindo Pharma Ltd.	343,771	0.1
509,500		Bangkok Dusit Medical Services PCL	328,069	0.1
48,100		Bumrungrad Hospital PCL	242,713	0.1
28,241		Cadila Healthcare Ltd.	148,008	0.0
10,383	@	Celltrion, Inc.	920,921	0.2
169,000		China Medical System Holdings Ltd.	266,814	0.1
45,882		Cipla Ltd.	383,861	0.1
560,000		CSPC Pharmaceutical Group Ltd.	596,276	0.1
11,155		Divis Laboratories Ltd.	128,496	0.0
9,918		Dr Reddys Laboratories Ltd.	447,730	0.1
5,115	L	Dr. Reddys Laboratories Ltd. ADR	231,607	0.1
18,587		Glenmark Pharmaceuticals Ltd.	242,784	0.1
668		Hanmi Pharm Co. Ltd.	168,451	0.0
1,477		Hanmi Science Co. Ltd.	74,475	0.0
67,800		Hartalega Holdings Bhd	72,999	0.0
45,200		Hypermarcas SA	362,883	0.1
429,500		IHH Healthcare Bhd	607,964	0.1
2,860,600		Kalbe Farma Tbk PT	320,578	0.1
125,383		Life Healthcare Group Holdings Ltd.	296,895	0.1
28,895		Lupin Ltd.	631,469	0.1
129,800		Netcare Ltd.	301,663	0.1

See Accompanying Notes to Financial Statements

20

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

15,000	@	OBI Pharma, Inc.	132,043	0.0
33,400		Odontoprev SA	129,302	0.0
10,129		Piramal Enterprises, Ltd.	242,105	0.0
27,700		Qualicorp SA	163,833	0.0
18,546		Richter Gedeon Nyrt	391,735	0.1
1,595	@	Samsung Biologics Co. Ltd.	199,408	0.0
256,000		Shandong Weigao Group Medical Polymer Co., Ltd.	170,496	0.0
53,000		Shanghai Fosun Pharmaceutical Group Co. Ltd.	161,773	0.0
91,700		Shanghai Pharmaceuticals Holding Co. Ltd.	209,288	0.0
47,000		Sihuan Pharmaceutical Holdings Group Ltd.	13,051	0.0
587,000		Sino Biopharmaceutical Ltd.	411,622	0.1
156,400		Sinopharm Group Co.	640,981	0.1
125,588		Sun Pharmaceutical Industries Ltd.	1,162,781	0.2
22,000	@	TaiMed Biologics, Inc.	112,970	0.0
1,021		Yuhan Corp.	168,409	0.0
			12,911,032	2.4

		Industrials: 5.6%
261,180		Aboitiz Equity Ventures, Inc.	372,017	0.1
226,000		Air China Ltd.	143,563	0.0
156,200		AirAsia BHD	79,737	0.0
56,300		Airports of Thailand PCL	625,195	0.1
220,600		AKR Corporindo Tbk PT	98,026	0.0
364,200		Alfa SA de CV	450,821	0.1
235,300		Alliance Global Group, Inc.	60,449	0.0
160,880		Ashok Leyland Ltd.	189,281	0.0
278,000		AviChina Industry & Technology Co. Ltd.	190,698	0.0
939,500		Bangkok Expressway & Metro PCL	195,042	0.0
204,000		Beijing Capital International Airport Co., Ltd.	205,636	0.1
65,000		Beijing Enterprises Holdings Ltd.	305,956	0.1
113,100		Berli Jucker PCL	158,199	0.0
72,419		Bharat Heavy Electricals Ltd.	128,806	0.0
42,308		Bidvest Group Ltd.	557,085	0.1
734,400		BTS Group Holdings PCL	175,132	0.0
304,000		China Airlines Ltd.	87,542	0.0
579,000		China Communications Construction Co., Ltd.	661,747	0.1
177,000		China Conch Venture Holdings Ltd.	314,346	0.1
323,000		China Everbright International Ltd.	364,322	0.1
167,915		China Merchants Port Holdings Co. Ltd	414,850	0.1
266,000		China Railway Construction Corp. Ltd.	340,865	0.1
529,000		China Railway Group Ltd.	432,280	0.1
220,000		China Southern Airlines Co., Ltd.	113,836	0.0
240,000		China State Construction International Holdings Ltd.	357,621	0.1
113,900		CCR SA	558,529	0.1
563,000		Citic Pacific Ltd.	801,797	0.2
1,892		CJ Corp.	292,574	0.1
939	@	CJ Korea Express Corp.	139,066	0.0
4,325		Container Corp. Of India Ltd.	70,586	0.0
222,000		COSCO Shipping Ports, Ltd.	222,472	0.1
536,000		CRRC Corp. Ltd.	478,717	0.1
3,690		Daelim Industrial Co., Ltd.	265,611	0.1
15,175	@	Daewoo Engineering & Construction Co., Ltd.	63,750	0.0
464,442		Dialog Group BHD	159,324	0.0
576,550		DMCI Holdings, Inc.	153,532	0.0
5,960		Doosan Heavy Industries and Construction Co. Ltd.	133,898	0.0
21,713		DP World Ltd.	380,286	0.1
1,764		Eicher Motors Ltd.	564,849	0.1
87,000		Embraer SA	427,689	0.1
253,321		Eva Airways Corp.	114,125	0.0
243,620	@	Evergreen Marine Corp.	83,702	0.0
400,685		Far Eastern New Century Corp.	300,067	0.1
335,968		Fosun International	473,601	0.1
232,800		Gamuda BHD	247,653	0.1
2,435		Hyundai Glovis Co., Ltd.	311,102	0.1
47,900		Grupo Aeroportuario del Pacifico SA de CV	393,743	0.1
27,565		Grupo Aeroportuario del Sureste SA de CV	396,807	0.1
75,300		Grupo Carso SAB de CV	302,840	0.1
6,828	@	GS Engineering & Construction Corp.	149,293	0.0
83,000		Haitian International Holdings Ltd.	162,464	0.0
5,883		Hanwha Corp.	170,445	0.0
67,200		HAP Seng Consolidated Bhd	132,539	0.0
33,625		Havells India Ltd.	169,273	0.0
24,512		Hiwin Technologies Corp.	111,902	0.0
7,325		Hyundai Development Co-Engineering & Construction	272,133	0.1
9,391		Hyundai Engineering & Construction Co. Ltd.	332,210	0.1
5,491	@	Hyundai Heavy Industries	659,537	0.1
388,000		IJM Corp. Bhd	276,578	0.1
19,712		Industries Qatar QSC	634,710	0.1
65,290		International Container Terminal Services, Inc.	94,234	0.0
295,331		Jasa Marga Persero Tbk PT	94,422	0.0
371,500		JG Summit Holdings, Inc.	504,860	0.1
166,000		Jiangsu Expressway Co. Ltd.	209,290	0.1
748		KCC Corp.	222,302	0.1
2,806		KEPCO Plant Service & Engineering Co. Ltd.	125,738	0.0
85,585		KOC Holding AS	334,481	0.1

See Accompanying Notes to Financial Statements

21

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

8,230		Korea Aerospace Industries Ltd.	455,333	0.1
4,767	@	Korean Air Lines Co. Ltd.	107,573	0.0
18,998	@	Larsen & Toubro Ltd. GDR	376,781	0.1
22,330		Larsen & Toubro Ltd.	442,371	0.1
39,647	@	Latam Airlines Group SA	334,048	0.1
12,238		LG Corp.	607,594	0.1
20,610		Localiza Rent a Car SA	216,694	0.0
98,000		Malaysia Airports Holdings Bhd	132,385	0.0
143,400		MISC Bhd	234,951	0.0
108,605		Adani Ports & Special Economic Zone, Ltd.	428,313	0.1
100,900		OHL Mexico SAB de CV	99,247	0.0
5,815		Posco Daewoo Corp.	129,805	0.0
35,195		Promotora y Operadora de Infraestructura SAB de CV	293,721	0.0
99,600	@	Rumo Logistica Operadora Multimodal SA	187,896	0.0
2,447		S-1 Corp.	177,691	0.0
9,870		Samsung C&T Corp.	1,021,999	0.2
32,212	@	Samsung Heavy Industries Co., Ltd.	245,977	0.1
4,132		Samsung Techwin Co., Ltd.	148,501	0.0
366,000	@	Shanghai Electric Group Co., Ltd.	163,086	0.0
72,000		Shanghai Industrial Holdings Ltd.	194,118	0.0
10,248		Siemens, Ltd.	167,529	0.0
306,600		Sime Darby Bhd	553,087	0.1
159,000		Sinopec Engineering Group Co. Ltd.	132,417	0.0
285,000		Sinotrans Ltd.	126,690	0.0
5,961		SK C&C Co. Ltd.	1,131,584	0.2
16,571		SK Networks Co. Ltd.	94,830	0.0
31,647		SM Investments Corp.	416,685	0.1
19,142		TAV Havalimanlari Holding AS	76,037	0.0
248,000		Teco Electric and Machinery Co. Ltd.	213,939	0.1
73,091	@	Turk Hava Yollari	103,686	0.0
49,132		Turk Sise Ve Cam Fabrikalari	53,273	0.0
611,600		Waskita Karya Persero Tbk PT	115,327	0.0
73,580		Weg S.A.	350,413	0.1
131,000		Weichai Power Co. Ltd.	200,894	0.0
136,300		Westports Holdings Bhd	130,355	0.0
100,000		ENN Energy Holdings Ltd.	409,725	0.1
192,000		Zhejiang Expressway Co., Ltd.	182,784	0.0
71,500		Zhuzhou CSR Times Electric Co., Ltd.	361,081	0.1
			29,834,203	5.6

		Information Technology: 22.0%
10,768	@,L	58.com, Inc. ADR	301,504	0.1
97,000		AAC Technologies Holdings, Inc.	878,020	0.2
366,462		Acer, Inc.	148,067	0.0
816,000		Advanced Semiconductor Engineering, Inc.	831,901	0.2
43,269		Advantech Co. Ltd.	341,197	0.1
146,188	@	Alibaba Group Holding Ltd. ADR	12,836,768	2.4
92,000		Asustek Computer, Inc.	753,238	0.1
1,140,000		AU Optronics Corp.	413,979	0.1
35,384	@	Baidu, Inc. ADR	5,817,483	1.1
13,000		Casetek Holdings Ltd.	34,405	0.0
85,000		Catcher Technology Co., Ltd.	587,494	0.1
74,971		Chicony Electronics Co. Ltd.	173,575	0.0
1,174,439		Innolux Corp.	420,443	0.1
132,764		Cielo SA	1,137,674	0.2
574,000		Compal Electronics, Inc.	327,873	0.1
71,400		Delta Electronics Thailand PCL	162,202	0.0
253,703		Delta Electronics, Inc.	1,247,237	0.2
119,849		Foxconn Technology Co., Ltd.	315,327	0.1
1,682,000	@,L	GCL Poly Energy Holdings Ltd.	200,922	0.0
1,908,000	@	Hanergy Thin Film Power Group Ltd.	52,901	0.0
74,135		HCL Technologies Ltd.	902,702	0.2
2,019,463		HON HAI Precision Industry Co., Ltd.	5,252,801	1.0
87,000	@	HTC Corp.	212,028	0.0
75,996		SK Hynix, Inc.	2,796,356	0.5
114,835		Infosys Ltd.	1,704,444	0.3
121,797		Infosys Ltd. ADR	1,806,250	0.4
334,000		Inventec Co., Ltd.	227,846	0.0
3,955		Kakao Corp.	251,637	0.1
11,300		KCE Electronics PCL	38,424	0.0
101,000		Kingsoft Corp. Ltd.	206,107	0.0
13,000		Largan Precision Co. Ltd.	1,515,298	0.3
944,000		Lenovo Group Ltd.	569,049	0.1
30,527		LG Display Co., Ltd.	792,049	0.2
1,853		LG Innotek Co. Ltd.	135,378	0.0
280,538		Lite-On Technology Corp.	421,887	0.1
193,820		MediaTek, Inc.	1,294,862	0.3
68,000		Micro-Star International Co., Ltd.	154,305	0.0
85,000		Nanya Technology Corp.	126,431	0.0
2,314		NCSoft Corp.	473,343	0.1
10,333		NetEase, Inc. ADR	2,225,108	0.4
3,655		NAVER Corp.	2,340,581	0.4
77,000		Novatek Microelectronics Corp., Ltd.	253,068	0.1
252,000		Pegatron Corp.	599,516	0.1
18,000		Phison Electronics Corp.	141,566	0.0
88,000		Powertech Technology, Inc.	236,148	0.1
355,000		Quanta Computer, Inc.	661,504	0.1
61,760		Realtek Semiconductor Corp.	195,054	0.0
7,354		Samsung Electro-Mechanics Co. Ltd.	308,712	0.1
12,913		Samsung Electronics Co., Ltd.	19,218,587	3.6
7,187		Samsung SDI Co., Ltd.	646,998	0.1
4,545		Samsung SDS Co. Ltd.	523,970	0.1

See Accompanying Notes to Financial Statements

22

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

365,900	@	Semiconductor Manufacturing International Corp.	572,035	0.1
283,000		Siliconware Precision Industries Co. Ltd.	419,777	0.1
6,745	@	Sina Corp.	410,029	0.1
83,000	L	Sunny Optical Technology Group Co. Ltd.	361,796	0.1
196,800		Synnex Technology International Corp.	197,761	0.0
3,206,000		Taiwan Semiconductor Manufacturing Co., Ltd.	17,957,626	3.4
61,661		Tata Consultancy Services Ltd.	2,144,936	0.4
31,261		Tech Mahindra Ltd.	224,626	0.0
739,600		Tencent Holdings Ltd.	17,933,166	3.4
26,000		Transcend Information, Inc.	68,733	0.0
124,000		Travelsky Technology Ltd.	259,877	0.1
1,538,000		United Microelectronics Corp.	541,640	0.1
126,000		Vanguard International Semiconductor Corp.	218,330	0.0
3,438	@,L	Weibo Corp. ADR	139,583	0.0
10,591	L	Wipro Ltd. ADR	102,521	0.0
59,137		Wipro Ltd.	412,857	0.1
329,731		Wistron Corp.	254,108	0.1
198,000		WPG Holdings Ltd.	232,688	0.1
3,959	@	YY, Inc. ADR	156,064	0.1
53,000		Zhen Ding Technology Holding Ltd.	104,164	0.0
99,640		ZTE Corp.	172,457	0.0
			116,098,993	22.0

		Materials: 6.5%
6,255		ACC Ltd.	122,481	0.0
337,300	@	Alrosa AO	536,518	0.1
514,000	@	Aluminum Corp. of China Ltd.	210,530	0.0
80,346		Ambuja Cements Ltd.	243,581	0.0
6,959	@	Anglo American Platinum Ltd.	132,766	0.0
53,184	@	AngloGold Ashanti Ltd.	565,012	0.1
163,000		Anhui Conch Cement Co., Ltd.	441,109	0.1
302,356		Asia Cement Corp.	245,942	0.1
37,714		Asian Paints Ltd.	494,713	0.1
59,091		Cementos Argos SA	233,451	0.0
1,834,867	@	Cemex SA de CV	1,467,564	0.3
382,000		China National Building Material Co., Ltd.	184,997	0.0
1,522,535		China Steel Corp.	1,157,352	0.2
25,011		Cia de Minas Buenaventura SAA ADR	282,124	0.0
81,100	@	Cia Siderurgica Nacional S.A.	270,358	0.0
41,300	@	Duratex SA	86,288	0.0
163,370		Empresas CMPC SA	334,011	0.1
184,721		Eregli Demir ve Celik Fabrikalari TAS	268,757	0.1
32,100		Fibria Celulose SA	314,520	0.1
421,600		Formosa Chemicals & Fibre Co.	1,255,585	0.2
535,600		Formosa Plastics Corp.	1,476,428	0.3
105,989		Gold Fields Ltd.	320,535	0.1
37,234		Grupo Argos SA/Colombia	239,131	0.0
497,800		Grupo Mexico SA de CV Series B	1,351,743	0.3
14,024		Hanwha Chemical Corp.	285,880	0.1
147,968		Hindalco Industries Ltd.	334,891	0.1
2,037		Lotte Chemical Corp.	620,758	0.1
2,785		Hyosung Corp.	334,787	0.1
10,180		Hyundai Steel Co.	479,145	0.1
80,801	@	Impala Platinum Holdings Ltd.	248,604	0.1
187,500		Indocement Tunggal Prakarsa Tbk PT	213,591	0.0
191,900		Indorama Ventures PCL	178,745	0.0
18,450		Industrias Penoles, S.A. de C.V.	342,029	0.1
6,012	@	Jastrzebska Spolka Weglowa SA	96,114	0.0
165,000		Jiangxi Copper Co., Ltd.	229,025	0.0
11,836		Jsw Steel Ltd.	282,884	0.1
18,301		KGHM Polska Miedz SA	402,459	0.1
72,800		Klabin SA	396,355	0.1
1,096		Korea Zinc Co., Ltd.	431,110	0.1
2,381		Kumho Petrochemical Co. Ltd.	161,434	0.0
43,200		Lafarge Malaysia Bhd	69,167	0.0
6,483		LG Chem Ltd.	1,398,039	0.3
145,550		Mexichem SA de CV	330,214	0.1
7,122		MMC Norilsk Nickel OJSC	1,175,238	0.2
15,995		Mondi Ltd.	325,496	0.1
609,890		Nan Ya Plastics Corp.	1,343,415	0.3
215,000		Nine Dragons Paper Holdings Ltd.	194,144	0.0
2,338	@	OCI Co. Ltd.	152,011	0.0
101,901		Petkim Petrokimya Holding	106,777	0.0
315,800		Petronas Chemicals Group Bhd	491,370	0.1
13,158		PhosAgro OJSC GDR	200,660	0.0
9,053		POSCO	1,922,085	0.4
270,700		PTT Global Chemical PCL	474,594	0.1
71,987	@	Sappi Ltd.	469,612	0.1
72,050		Sasol Ltd.	2,067,786	0.4
377,800		Semen Gresik Persero Tbk PT	256,353	0.1
27,851		Severstal PJSC	427,892	0.1
1,175		Shree Cement Ltd.	254,410	0.1
52,300		Siam Cement PCL	725,889	0.1
96,301		Sibanye Gold Ltd.	172,923	0.0
454,000		Sinopec Shanghai Petrochemical Co. Ltd.	245,051	0.0
10,946		Southern Copper Corp.	349,615	0.1
70,125	L	Synthos SA	76,365	0.0
436,000		Taiwan Cement Corp.	473,850	0.1
90,000		Taiwan Fertilizer Co., Ltd.	111,963	0.0
38,963		Tata Steel Ltd.	223,416	0.0
6,524		Titan Cement Co. SA	152,931	0.0
9,413		Ultratech Cement Ltd.	449,663	0.1
46,991		UPL Ltd.	446,745	0.1
167,100		Vale SA	1,318,440	0.2
137,311		Vedanta Ltd.	433,078	0.1
4,921		Grupa Azoty SA	73,698	0.0

See Accompanying Notes to Financial Statements

23

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

742,000		Zijin Mining Group Co., Ltd.	236,619	0.0
			34,422,816	6.5

		Real Estate: 2.5%
435,471		Aldar Properties PJSC	310,984	0.1
950,800		Ayala Land, Inc.	610,887	0.1
11,046		Barwa Real Estate Co.	100,644	0.0
72,020	@	BR Malls Participacoes SA	264,430	0.0
1,142,300		Bumi Serpong Damai PT	148,086	0.0
182,100		Central Pattana PCL	287,831	0.1
538,000	L	China Evergrande Group	333,460	0.1
466,000		China Jinmao Holdings Group Ltd.	125,140	0.0
498,000		China Overseas Land & Investment Ltd.	1,310,313	0.3
360,444		China Resources Land Ltd.	806,554	0.2
172,500		China Vanke Co. Ltd.	392,135	0.1
770,133		Country Garden Holdings Co. Ltd.	429,264	0.1
268,951		Emaar Malls PJSC	192,001	0.0
465,538		Emaar Properties PJSC	902,596	0.2
261,447		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	221,426	0.1
103,403		Ezdan Holding Group QSC	427,534	0.1
335,500		Fibra Uno Administracion SA de CV	512,726	0.1
125,291		Fortress Income Fund Ltd.	150,863	0.0
98,050		Fortress Income Fund Ltd.	230,990	0.1
772,500		Fullshare Holdings Ltd.	359,935	0.1
274,597		Growthpoint Properties Ltd.	517,009	0.1
124,400		Guangzhou R&F Properties Co., Ltd.	149,798	0.0
107,300		Highwealth Construction Corp.	151,363	0.0
32,851		Hyprop Investments Ltd.	280,604	0.1
192,032		IOI Properties Group Bhd	89,895	0.0
2,363,500		Lippo Karawaci Tbk PT	125,777	0.0
192,500		Longfor Properties Co., Ltd.	243,481	0.1
1,521,000		Megaworld Corp.	108,888	0.0
10,700		Multiplan Empreendimentos Imobiliarios SA	195,215	0.0
31,638		New Europe Property Investments PLC	366,283	0.1
1,482,400		Pakuwon Jati Tbk PT	61,847	0.0
590,145		Redefine Properties Ltd.	480,541	0.1
37,584		Resilient REIT Ltd.	313,154	0.1
189,900		Robinsons Land Corp.	99,287	0.0
114,360	@	Ruentex Development Co. Ltd.	130,017	0.0
123,540	@	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd.	180,471	0.0
156,500		Shimao Property Holdings Ltd.	203,669	0.0
397,500		Sino-Ocean Group Holding Ltd.	177,125	0.0
1,090,600		SM Prime Holdings, Inc.	620,930	0.1
262,000	L	Soho China Ltd.	128,609	0.0
1,393,500		Summarecon Agung Tbk PT	136,176	0.0
247,000		Sunac China Holdings Ltd.	204,654	0.0
111,431		Talaat Moustafa Group	56,115	0.0
			13,138,707	2.5

		Telecommunication Services: 5.6%
136,200		Advanced Info Service PCL	557,779	0.1
4,317,600		America Movil SAB de CV	2,711,824	0.5
268,000	@	Asia Pacific Telecom Co. Ltd.	85,972	0.0
346,700		Axiata Group Bhd	364,249	0.1
131,101		Bharti Airtel Ltd.	589,128	0.1
75,961		Bharti Infratel Ltd.	383,879	0.1
326,000		China Communications Services Corp., Ltd.	207,131	0.0
799,000		China Mobile Ltd.	8,423,998	1.6
1,806,000		China Telecom Corp., Ltd.	828,429	0.2
780,000		China Unicom Hong Kong Ltd.	902,740	0.2
494,000		Chunghwa Telecom Co., Ltd.	1,551,198	0.3
468,400		Digi.Com BHD	504,318	0.1
229,201		Emirates Telecommunications Group Co. PJSC	1,173,182	0.2
20,239	@	Empresa Nacional de Telecomunicaciones SA	214,747	0.1
212,000		Far EasTone Telecommunications Co., Ltd.	476,585	0.1
3,895		Globe Telecom, Inc.	118,116	0.0
31,761		Hellenic Telecommunications Organization SA	298,279	0.1
158,586		Idea Cellular Ltd.	172,915	0.0
2,853		KT Corp.	69,415	0.0
28,403		LG Uplus Corp.	269,201	0.0
247,000		Maxis Bhd	328,729	0.1
65,324		Mobile TeleSystems PJSC ADR	595,102	0.1
215,369		MTN Group Ltd.	1,972,501	0.4
10,814		Ooredoo QSC	302,033	0.1
369,873	@	Global Telecom Holding	146,684	0.0
12,435		PLDT, Inc.	341,016	0.1
119,234		Rostelecom PJSC	163,393	0.0
22,489		Sistema PJSC FC GDR	202,401	0.1
2,621		SK Telecom Co., Ltd.	485,779	0.1
219,000		Taiwan Mobile Co., Ltd.	705,031	0.1
8,489		O2 Czech Republic AS	85,914	0.0
146,000		Telekom Malaysia BHD	193,647	0.0
92,106		Orange Polska SA	121,151	0.0
6,599,700		Telekomunikasi Indonesia Persero Tbk PT	1,941,581	0.4
35,512		Telkom SA Ltd.	190,399	0.0
113,600		Tim Participacoes SA	273,293	0.1
292,200		Tower Bersama Infrastructure Tbk PT	108,009	0.0

See Accompanying Notes to Financial Statements

24

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,303,990		True Corp. PCL	259,603	0.0
55,480		Turk Telekomunikasyon AS	82,927	0.0
115,234	@	Turkcell Iletisim Hizmet AS	318,185	0.1
48,010		Vodacom Group Pty Ltd.	531,876	0.1
473,875	@	XL Axiata Tbk PT	81,064	0.0
			29,333,403	5.6

		Utilities: 2.6%
189,700		Aboitiz Power Corp.	158,827	0.0
329,303		AES Gener SA	117,607	0.0
25,400		AES Tiete Energia SA	109,257	0.0
395,576		Aguas Andinas SA	205,957	0.0
578,000		Beijing Enterprises Water Group Ltd.	382,551	0.1
20,400	@	Centrais Eletricas Brasileiras SA	142,970	0.0
21,666		CEZ AS	362,638	0.1
1,384,000	#	CGN Power Co. Ltd.	378,247	0.1
222,000		China Gas Holdings Ltd.	300,634	0.1
417,000		China Longyuan Power Group Corp. Ltd.	324,030	0.1
431,000		China Power International Development Ltd.	155,627	0.0
116,000		China Resources Gas Group Ltd.	324,977	0.1
252,000		China Resources Power Holdings Co.	398,584	0.1
45,300		Cia de Saneamento Basico do Estado de Sao Paulo	400,709	0.1
1,041,134		Colbun SA	204,840	0.0
27,169		CPFL Energia SA	210,444	0.1
42,449		EDP - Energias do Brasil S.A.	174,768	0.0
18,600		Electricity Generating PCL	103,190	0.0
422,322		Enel Generacion Chile SA	278,648	0.1
1,114,200		Energy Development Corp.	115,305	0.0
4,093,354		Enersis Americas SA	665,343	0.1
2,562,658		Enersis Chile SA	237,252	0.1
22,000		Engie Brasil Energia SA	236,581	0.1
27,000		Equatorial Energia SA	451,286	0.1
43,176		GAIL India Ltd.	278,663	0.0
76,900		Glow Energy PCL	169,399	0.0
376,000		Guangdong Investment Ltd.	495,146	0.1
542,000		Huaneng Power International, Inc.	357,763	0.1
528,000		Huaneng Renewables Corp. Ltd.	170,696	0.0
45,900		Infraestructura Energetica Nova SAB de CV	199,944	0.0
3,307,000		Inter RAO UES PJSC	207,184	0.0
59,720		Interconexion Electrica SA ESP	198,536	0.0
33,348		Korea Electric Power Corp.	1,216,470	0.2
3,587		Korea Gas Corp.	143,955	0.0
218,876		NTPC Ltd.	530,390	0.1
1,414,400		Perusahaan Gas Negara PT	282,164	0.1
92,700		Petronas Gas BHD	439,290	0.1
112,146		PGE Polska Grupa Energetyczna SA	279,711	0.1
3,630		Qatar Electricity & Water Co. QSC	226,438	0.0
15,996,910		RusHydro JSC	241,665	0.0
151,562		Tata Power Co. Ltd.	169,142	0.0
126,682	@	Tauron Polska Energia SA	86,240	0.0
446,200		Tenaga Nasional BHD	1,381,522	0.3
601,000		YTL Corp. Bhd	207,657	0.1
220,995		YTL Power International Bhd	73,402	0.0
			13,795,649	2.6

		Total Common Stock (Cost $516,826,495)	489,739,004	92.7

PREFERRED STOCK: 4.1%
		Consumer Discretionary: 0.2%
2,756		Hyundai Motor Co.	218,087	0.0
4,812		Hyundai Motor Co.- Series 2	395,173	0.1
76,760		Lojas Americanas SA	400,934	0.1
			1,014,194	0.2

		Consumer Staples: 0.1%
1,154		Amorepacific Corp.	196,144	0.0
20,700		Cia Brasileira de Distribuicao	348,212	0.1
36,629		Embotelladora Andina SA	136,236	0.0
240		LG Household & Health Care Ltd.	111,775	0.0
			792,367	0.1

		Energy: 0.7%
512,400	@	Petroleo Brasileiro SA	2,341,042	0.5
899,123		Surgutneftegas OAO	470,320	0.1
215		Transneft PJSC	693,450	0.1
			3,504,812	0.7

		Financials: 1.8%
363,888		Banco Bradesco SA	3,242,312	0.6
448,041		Grupo Aval Acciones y Valores	181,335	0.1
13,296		Grupo de Inversiones Suramericana SA	163,875	0.0
420,550		Itau Unibanco Holding S.A.	4,373,865	0.8
507,069		Investimentos Itau SA	1,289,990	0.3
			9,251,377	1.8

		Information Technology: 0.5%
2,285		Samsung Electronics Co., Ltd. - Pref	2,705,522	0.5

		Materials: 0.6%
21,800		Braskem SA	229,407	0.0
120,200		Gerdau SA	398,857	0.1
891		LG Chem Ltd.	132,141	0.0
12,699		Sociedad Quimica y Minera de Chile SA	361,919	0.1
54,600		Suzano Papel e Celulose SA	238,215	0.1
251,700		Vale SA	1,804,983	0.3
			3,165,522	0.6

See Accompanying Notes to Financial Statements

25

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Telecommunication Services: 0.1%
58,100	Telefonica Brasil SA	786,877	0.1

	Utilities: 0.1%
98,159	Cia Energetica de Minas Gerais	232,527	0.0
11,700	Cia Paranaense de Energia	98,354	0.0
31,500	@ Centrais Eletricas Brasileiras SA	250,571	0.1
		581,452	0.1

	Total Preferred Stock
	(Cost $23,477,111)	21,802,123	4.1

RIGHTS: 0.0%
	Financials: 0.0%
70,075	@ Cathay Financial Holding Co., Ltd.	–	–
3,745	@ Commercial Bank QSC/The	4,587	0.0
45,944	@ Taishin Financial Holdings Co., Ltd.	–	–

	Total Rights
	(Cost $–)	4,587	0.0

	Total Long-Term Investments
	(Cost $540,303,606)	511,545,714	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 1.4%
1,733,332	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $1,733,433, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $1,767,999, due 12/01/17-01/01/47)	1,733,332	0.3
1,733,332	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,733,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,767,999, due 03/02/17-02/01/49)	1,733,332	0.4

364,805	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $364,825, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $372,101, due 10/31/18-11/30/22)	364,805	0.1
1,733,332	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,733,427, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,767,999, due 01/15/17-08/20/66)	1,733,332	0.3
1,733,332	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,733,431, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $1,767,999, due 02/13/17-01/01/47)	1,733,332	0.3
		7,298,133	1.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.4%
7,583,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $7,583,000)	7,583,000	1.4

	Total Short-Term Investments
	(Cost $14,881,133)	14,881,133	2.8

	Total Investments in Securities (Cost $555,184,739)	$526,426,847	99.6
	Assets in Excess of Other Liabilities	2,036,895	0.4
	Net Assets	$528,463,742	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

26

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $588,263,438.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$34,533,193
Gross Unrealized Depreciation	(96,369,784)

Net Unrealized Depreciation	$(61,836,591)

See Accompanying Notes to Financial Statements

27

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 9.2%
133,710		Barratt Developments PLC	760,161	0.2
139,291		Sky PLC	1,698,098	0.6
58,850		Burberry Group PLC	1,084,549	0.4
24,240		Carnival PLC	1,228,234	0.4
218,865		Compass Group PLC	4,044,991	1.3
132,158		Dixons Carphone PLC	577,202	0.2
227,636		GKN PLC	927,826	0.3
109,457		Informa PLC	916,837	0.3
26,168		InterContinental Hotels Group PLC	1,170,087	0.4
497,284		ITV PLC	1,262,615	0.4
299,598		Kingfisher PLC	1,290,792	0.4
215,345		Marks & Spencer Group PLC	927,644	0.3
94,263	#	Merlin Entertainments PLC	520,381	0.2
18,786		Next PLC	1,152,447	0.4
10,883		Paddy Power Betfair PLC	1,177,648	0.4
109,140		Pearson PLC	1,095,078	0.4
40,629		Persimmon PLC	886,434	0.3
433,671		Taylor Wimpey PLC	817,945	0.3
62,601		TUI AG	896,273	0.3
24,238		Whitbread PLC	1,127,514	0.4
169,921		WPP PLC	3,781,347	1.3
			27,344,103	9.2

		Consumer Staples: 16.2%
46,291		Associated British Foods PLC	1,561,964	0.5
247,606		British American Tobacco PLC	14,033,259	4.7
25,945		Coca-Cola HBC AG	564,963	0.2
334,573		Diageo PLC	8,682,173	2.9
127,976		Imperial Brands PLC	5,577,297	1.9
222,152		J Sainsbury PLC	682,777	0.2
83,524		Reckitt Benckiser Group PLC	7,075,192	2.4
1,079,015	@	Tesco PLC	2,751,287	0.9
160,259		Unilever PLC	6,480,891	2.2
287,506		WM Morrison Supermarkets PLC	816,603	0.3
			48,226,406	16.2

		Energy: 15.5%
2,495,143		BP PLC	15,628,244	5.3
580,482		Royal Dutch Shell PLC - Class A	16,023,454	5.4
497,531		Royal Dutch Shell PLC - Class B	14,295,100	4.8
			45,946,798	15.5

		Financials: 20.6%
128,000		3i Group PLC	1,107,257	0.4
26,594		Admiral Group PLC	598,078	0.2
537,380		Aviva PLC	3,200,993	1.1
2,246,915		Barclays PLC	6,166,353	2.1
182,648		Direct Line Insurance Group PLC	831,264	0.3
32,134		Hargreaves Lansdown PLC	478,169	0.2
2,663,690		HSBC Holdings PLC	21,492,419	7.2
788,749		Legal & General Group PLC	2,402,841	0.8
8,502,273		Lloyds Banking Group Plc	6,528,744	2.2
41,879		London Stock Exchange Group PLC	1,496,811	0.5
649,190		Old Mutual PLC	1,655,425	0.5
19,613		Provident Financial PLC	685,917	0.2
342,594		Prudential PLC	6,837,353	2.3
435,122	@	Royal Bank of Scotland Group PLC	1,202,317	0.4
134,908		RSA Insurance Group PLC	972,870	0.3
15,012		Schroders PLC	551,363	0.2
68,846		St. James's Place PLC	858,775	0.3
356,551	@	Standard Chartered PLC	2,907,663	1.0
262,419		Standard Life PLC	1,201,674	0.4
			61,176,286	20.6

		Health Care: 10.6%
167,631		AstraZeneca PLC	9,154,008	3.1
85,544	#,@	ConvaTec Group PLC	246,589	0.1
645,808		GlaxoSmithKline PLC	12,405,081	4.2
18,444		Hikma Pharmaceuticals PLC	429,890	0.1
51,904		Mediclinic International PLC	493,034	0.2
119,578		Shire PLC	6,827,854	2.3
117,510		Smith & Nephew PLC	1,763,744	0.6
			31,320,200	10.6

		Industrials: 7.0%
66,860		Ashtead Group PLC	1,299,792	0.5
66,710		Babcock International Group	782,474	0.3
420,139		BAE Systems PLC	3,055,920	1.0
44,571		Bunzl PLC	1,157,129	0.4
87,922		Capita Group PLC	574,889	0.2
11,719		DCC PLC	871,090	0.3
33,002		easyJet PLC	408,218	0.1
127,494		Experian PLC	2,468,507	0.8
225,338		International Consolidated Airlines Group SA	1,220,980	0.4
21,353		Intertek Group PLC	915,153	0.3
145,626		Relx PLC	2,595,145	0.9
219,807		Rolls-Royce Holdings PLC	1,805,396	0.6
9,825,232	@	Rolls-Royce Holdings PLC - C shares	12,109	0.0
120,880		Royal Mail PLC	687,133	0.2
52,077		Smiths Group PLC	906,516	0.3
33,504		Wolseley PLC	2,045,304	0.7
			20,805,755	7.0

		Information Technology: 0.9%
29,465		Micro Focus International PLC	791,319	0.3
143,067		Sage Group PLC	1,153,274	0.4
223,163	#	Worldpay Group PLC	740,926	0.2
			2,685,519	0.9

See Accompanying Notes to Financial Statements

28

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Materials: 9.2%
173,573	@ Anglo American PLC	2,452,401	0.8
47,145	Antofagasta PLC	390,347	0.1
280,557	BHP Billiton PLC	4,467,342	1.5
110,169	CRH PLC - London	3,820,596	1.3
17,290	Croda International PLC	680,012	0.2
22,514	Fresnillo PLC	334,434	0.1
1,548,818	@ Glencore PLC	5,233,309	1.8
25,708	Johnson Matthey PLC	1,005,889	0.4
48,783	Mondi PLC	996,265	0.3
12,333	Randgold Resources Ltd.	947,518	0.3
160,620	Rio Tinto PLC	6,132,188	2.1
31,166	Smurfit Kappa Group PLC	723,629	0.3
		27,183,930	9.2

		Real Estate: 1.2%
136,056	British Land Co. PLC	1,055,869	0.4
115,630	Intu Properties PLC	400,512	0.1
105,363	Hammerson PLC	742,556	0.2
104,501	Land Securities Group PLC	1,372,852	0.5
		3,571,789	1.2

		Telecommunication Services: 4.6%
1,111,573	BT Group PLC	5,018,006	1.7
3,528,935	Vodafone Group PLC	8,684,337	2.9
		13,702,343	4.6

		Utilities: 4.2%
720,701	Centrica PLC	2,075,664	0.7
501,056	National Grid PLC	5,854,247	2.0
135,070	SSE PLC	2,579,051	0.9
31,244	Severn Trent PLC	853,866	0.3
90,567	United Utilities Group PLC	1,003,878	0.3
		12,366,706	4.2

	Total Common Stock
	(Cost $301,297,153)	294,329,835	99.2

	Assets in Excess of Other Liabilities	2,284,117	0.8
	Net Assets	$296,613,952	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.

Cost for federal income tax purposes is $309,061,020.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$29,435,903
Gross Unrealized Depreciation	(44,167,088)

Net Unrealized Depreciation	$(14,731,185)
See Accompanying Notes to Financial Statements

29

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 11.8%
20,820		Accor S.A.	775,603	0.1
20,355		Adidas AG	3,210,364	0.2
19,911		Aisin Seiki Co., Ltd.	861,538	0.1
39,972	@,L	Altice NV	791,043	0.1
10,208	@	Altice NV - B	203,119	0.0
48,024		Aristocrat Leisure Ltd.	535,786	0.0
18,849	L	Asics Corp.	375,621	0.0
1,448		Axel Springer AG	70,212	0.0
95,669		Barratt Developments PLC	543,892	0.0
35,359		Bayerische Motoren Werke AG	3,293,208	0.3
7,037		Benesse Holdings, Inc.	193,342	0.0
12,066		Berkeley Group Holdings PLC	417,110	0.0
68,843		Bridgestone Corp.	2,477,025	0.2
109,693		Sky PLC	1,337,268	0.1
48,418		Burberry Group PLC	892,297	0.1
21,011		Carnival PLC	1,064,622	0.1
22,087		Casio Computer Co., Ltd.	311,275	0.0
5,706	@,L	Christian Dior SE	1,195,478	0.1
55,232		Cie Financiere Richemont SA	3,650,313	0.3
19,809		Cie Generale des Etablissements Michelin	2,201,952	0.2
176,405		Compass Group PLC	3,260,259	0.3
11,819		Continental AG	2,277,018	0.2
43,281		Crown Resorts Ltd.	360,719	0.0
102,840		Daimler AG	7,632,358	0.6
9,400		Dena Co., Ltd.	205,438	0.0
51,267		Denso Corp.	2,217,631	0.2
23,903		Dentsu, Inc.	1,123,999	0.1
108,001		Dixons Carphone PLC	471,696	0.0
5,554		Domino's Pizza Enterprises Ltd.	259,724	0.0
13,642		Don Quijote Holdings Co. Ltd.	503,462	0.0
4,580	@	Dufry Group	570,091	0.0
26,083		Electrolux AB	645,842	0.1
18,209		Eutelsat Communications	352,121	0.0
5,642		Fast Retailing Co., Ltd.	2,014,347	0.2
11,694		Ferrari NV	680,832	0.1
95,303		Fiat Chrysler Automobiles NV	866,958	0.1
6,299	L	Flight Centre Travel Group Ltd.	141,958	0.0
62,635		Fuji Heavy Industries Ltd.	2,552,026	0.2
251,159		Galaxy Entertainment Group Ltd.	1,087,800	0.1
732,812		Genting Singapore PLC	456,101	0.0
181,387		GKN PLC	739,319	0.1
15,100		Hakuhodo DY Holdings, Inc.	185,929	0.0
101,404		Hennes & Mauritz AB	2,811,032	0.2
2,799		Hermes International	1,148,204	0.1
169,642		Honda Motor Co., Ltd.	4,952,752	0.4
7,275		Hugo Boss AG	444,133	0.0
47,890	@	Husqvarna AB - B Shares	371,583	0.0
16,491		Iida Group Holdings Co. Ltd.	312,624	0.0
116,897		Industria de Diseno Textil SA	3,982,223	0.3
21,560		InterContinental Hotels Group PLC	964,043	0.1
40,766		Isetan Mitsukoshi Holdings Ltd.	438,954	0.0
65,668		Isuzu Motors Ltd.	830,341	0.1
398,301		ITV PLC	1,011,295	0.1
29,152		J Front Retailing Co., Ltd.	392,493	0.0
12,070		Jardine Cycle & Carriage Ltd.	342,788	0.0
7,986		JC Decaux SA	234,820	0.0
246,635		Kingfisher PLC	1,062,606	0.1
11,500		Koito Manufacturing Co., Ltd.	607,315	0.1
13,879		Lagardere SCA	385,219	0.0
668,194		Li & Fung Ltd.	292,842	0.0
17,868		Luxottica Group S.p.A.	960,345	0.1
29,683		LVMH Moet Hennessy Louis Vuitton SE	5,659,725	0.4
170,039		Marks & Spencer Group PLC	732,479	0.1
25,919		Marui Group Co., Ltd.	377,630	0.0
57,666		Mazda Motor Corp.	939,032	0.1
2,200		McDonald's Holdings Co. Japan Ltd.	57,550	0.0
16,831		Melco Crown Entertainment Ltd. ADR	267,613	0.0
46,504	#	Merlin Entertainments PLC	256,727	0.0
106,068		MGM China Holdings Ltd.	219,098	0.0
73,415		Mitsubishi Motors Corp.	417,336	0.0
20,693		Namco Bandai Holdings, Inc.	569,574	0.0
15,151		Next PLC	929,454	0.1
20,985		NGK Spark Plug Co., Ltd.	465,127	0.0
38,569		Nikon Corp.	598,994	0.1
253,992		Nissan Motor Co., Ltd.	2,547,830	0.2
8,406		Nitori Co., Ltd.	958,410	0.1
7,600		NOK Corp.	153,715	0.0
12,178		Nokian Renkaat OYJ	452,754	0.0
21,880		Oriental Land Co., Ltd.	1,234,944	0.1
8,378		Paddy Power Betfair PLC	891,479	0.1
232,831		Panasonic Corp.	2,361,409	0.2
12,186		Pandora A/S	1,590,761	0.1
85,518		Pearson PLC	858,062	0.1
33,952		Persimmon PLC	740,757	0.1
47,690	@	Peugeot S.A.	776,738	0.1
7,864		Kering	1,763,930	0.1
24,562		ProSiebenSat.1 Media SE	945,443	0.1
19,951		Publicis Groupe	1,374,720	0.1
92,970	@	Rakuten, Inc.	910,906	0.1
5,999		REA Group Ltd.	238,402	0.0
20,337		Renault S.A.	1,806,274	0.1
4,266		Rinnai Corp.	343,258	0.0
3,829		RTL Group SA	280,437	0.0
2,200		Ryohin Keikaku Co., Ltd.	430,613	0.0
252,402		Sands China Ltd.	1,088,906	0.1
5,288		Sankyo Co., Ltd.	170,494	0.0
7,332		Schibsted ASA - Class A	167,809	0.0

See Accompanying Notes to Financial Statements

30

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

7,840		Schibsted ASA - Class B	165,927	0.0
1,351	@	SEB SA	183,066	0.0
20,410		Sega Sammy Holdings, Inc.	303,293	0.0
47,519		Sekisui Chemical Co., Ltd.	756,433	0.1
63,585		Sekisui House Ltd.	1,056,420	0.1
169		SES S.A. - France	3,722	0.0
35,495		SES S.A. - Luxembourg	780,992	0.1
127,385		Shangri-La Asia Ltd.	134,143	0.0
141,000	@	Sharp Corp.	326,241	0.0
2,661		Shimamura Co., Ltd.	331,781	0.0
8,055		Shimano, Inc.	1,261,677	0.1
202,327		Singapore Press Holdings Ltd.	492,029	0.0
208,365		SJM Holdings Ltd.	162,594	0.0
10,189		Sodexo SA	1,169,837	0.1
133,370		Sony Corp.	3,726,616	0.3
17,088		Stanley Electric Co., Ltd.	465,523	0.0
16,500		Start Today Co. Ltd.	284,234	0.0
80,233		Sumitomo Electric Industries Ltd.	1,155,300	0.1
19,059		Sumitomo Rubber Industries, Inc.	301,558	0.0
37,644		Suzuki Motor Corp.	1,321,639	0.1
3,129	L	Swatch Group AG - BR	971,125	0.1
5,458		Swatch Group AG - Reg	333,093	0.0
88,886		Tabcorp Holdings Ltd.	307,946	0.0
33,689		Takashimaya Co., Ltd.	277,319	0.0
168,501		Tatts Group Ltd.	542,974	0.0
311,722		Taylor Wimpey PLC	587,937	0.1
155,000		Techtronic Industries Co., Ltd.	554,664	0.0
6,287	@	Telenet Group Holding NV	348,469	0.0
13,900		Toho Co., Ltd.	392,104	0.0
17,205		Toyota Industries Corp.	818,016	0.1
281,058		Toyota Motor Corp.	16,477,985	1.3
53,458		TUI AG	765,371	0.1
25,026		USS Co., Ltd.	397,558	0.0
25,071		Valeo SA	1,439,276	0.1
117,235		Vivendi SA	2,223,594	0.2
3,398		Volkswagen AG	487,700	0.0
19,370		Whitbread PLC	901,063	0.1
101,853		William Hill PLC	363,795	0.0
138,496		WPP PLC	3,082,029	0.2
177,679		Wynn Macau Ltd.	280,879	0.0
72,937		Yamada Denki Co., Ltd.	392,725	0.0
18,807		Yamaha Corp.	573,474	0.1
29,204		Yamaha Motor Co., Ltd.	640,416	0.1
12,769		Yokohama Rubber Co., Ltd.	228,249	0.0
88,949		Yue Yuen Industrial Holdings	322,414	0.0
7,898	@	Zalando SE	300,869	0.0
			156,524,767	11.8

		Consumer Staples: 10.6%
68,180		Aeon Co., Ltd.	963,629	0.1
58,428		Ajinomoto Co., Inc.	1,175,721	0.1
80,976		Anheuser-Busch InBev SA/NV	8,570,851	0.6
9,277		Aryzta AG	407,968	0.0
41,058		Asahi Group Holdings, Ltd.	1,292,715	0.1
37,210		Associated British Foods PLC	1,255,550	0.1
211		Barry Callebaut AG	257,783	0.0
10,253		Beiersdorf AG	868,513	0.1
197,086		British American Tobacco PLC	11,170,000	0.9
8,501		Calbee, Inc.	265,921	0.0
11,404		Carlsberg A/S	982,217	0.1
57,397		Carrefour S.A.	1,381,893	0.1
5,544		Casino Guichard Perrachon S.A.	265,639	0.0
59,336		Coca-Cola Amatil Ltd.	432,736	0.0
22,326		Coca-Cola European Partners PLC	704,639	0.1
19,634		Coca-Cola HBC AG	427,538	0.0
7,615		Colruyt S.A.	376,372	0.0
266,585		Diageo PLC	6,917,883	0.5
63,988		Distribuidora Internacional de Alimentacion SA	313,835	0.0
7,238		FamilyMart UNY Holdings Co., Ltd.	481,617	0.0
761,469		Golden Agri-Resources Ltd.	225,453	0.0
62,558		Danone	3,958,594	0.3
7,195	L	ICA Gruppen AB	219,000	0.0
10,491		Heineken Holding NV	729,553	0.1
24,269		Heineken NV	1,818,675	0.1
11,237		Henkel AG & Co. KGaA	1,169,477	0.1
101,932		Imperial Brands PLC	4,442,278	0.3
140,792		J Sainsbury PLC	432,720	0.0
115,202		Japan Tobacco, Inc.	3,781,349	0.3
27,926		Jeronimo Martins SGPS SA	433,124	0.0
53,575		Kao Corp.	2,535,967	0.2
7,297		Kerry Group PLC - KYG	521,554	0.0
10,093		Kerry Group PLC - KYGA	718,956	0.1
16,834		Kikkoman Corp.	537,110	0.0
87,056	L	Kirin Holdings Co., Ltd.	1,413,026	0.1
133,584		Koninklijke Ahold Delhaize NV	2,813,689	0.2
2,500		Kose Corp.	207,270	0.0
7,664		Lawson, Inc.	537,950	0.0
97	@	Chocoladefabriken Lindt & Sprungli AG	501,921	0.0
11		Chocoladefabriken Lindt & Sprungli AG	668,308	0.1
21,000		Lion Corp.	344,219	0.0
26,918		L'Oreal S.A.	4,906,234	0.4
33,646		Marine Harvest	608,336	0.1
12,488		MEIJI Holdings Co., Ltd.	976,915	0.1
18,500		Metro AG	614,889	0.1
326,885		Nestle S.A.	23,417,253	1.8
20,419		NH Foods Ltd.	550,834	0.1
24,867		Nisshin Seifun Group, Inc.	372,605	0.0
6,917		Nissin Food Products Co., Ltd.	362,822	0.0
81,832		Orkla ASA	740,476	0.1
22,579	L	Pernod Ricard SA	2,443,509	0.2
1,300	L	Pola Orbis Holdings, Inc.	107,176	0.0
67,602		Reckitt Benckiser Group PLC	5,726,463	0.4
2,550		Remy Cointreau SA	217,357	0.0
80,471		Seven & I Holdings Co., Ltd.	3,060,246	0.2
37,362		Shiseido Co., Ltd.	944,287	0.1
2,800		Sundrug Co., Ltd.	193,596	0.0

See Accompanying Notes to Financial Statements

31

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

15,334		Suntory Beverage & Food Ltd.	635,159	0.1
61,612		Svenska Cellulosa AB SCA	1,734,164	0.1
20,606		Swedish Match AB	653,787	0.1
44,600		Tate & Lyle PLC	388,140	0.0
860,019	@	Tesco PLC	2,192,888	0.2
10,488		Toyo Suisan Kaisha Ltd.	379,449	0.0
79,631		Treasury Wine Estates Ltd.	612,573	0.1
2,700		Tsuruha Holdings, Inc.	255,535	0.0
39,578		Unicharm Corp.	864,394	0.1
174,436		Unilever NV	7,165,653	0.5
137,291		Unilever PLC	5,552,063	0.4
118,040		Wesfarmers Ltd.	3,582,749	0.3
849,500	#	WH Group Ltd.	684,779	0.1
203,576		Wilmar International Ltd.	502,926	0.0
223,897	L	WM Morrison Supermarkets PLC	635,935	0.1
133,452		Woolworths Ltd.	2,316,417	0.2
9,785		Yakult Honsha Co., Ltd.	452,717	0.0
11,000		Yamazaki Baking Co., Ltd.	212,074	0.0
			140,587,613	10.6

		Energy: 5.3%
1,957,621		BP PLC	12,261,494	0.9
27,507		Caltex Australia Ltd.	603,110	0.1
267,724		ENI S.p.A.	4,340,108	0.3
45,304		Galp Energia SGPS SA	675,405	0.1
6,744		Idemitsu Kosan Co., Ltd.	178,887	0.0
100,616		Inpex Corp.	1,005,738	0.1
233,866		JX Holdings, Inc.	988,182	0.1
8,090		Koninklijke Vopak NV	381,688	0.0
20,882	@	Lundin Petroleum AB	452,547	0.0
14,296		Neste Oyj	547,075	0.0
143,018		Oil Search Ltd.	736,082	0.1
15,933		OMV AG	561,699	0.1
188,231		Origin Energy Ltd.	890,570	0.1
30,009		Petrofac Ltd.	321,146	0.0
118,487		Repsol SA	1,665,121	0.1
445,112		Royal Dutch Shell PLC - Class A	12,286,740	0.9
405,168		Royal Dutch Shell PLC - Class B	11,641,319	0.9
636,206	@	Saipem S.p.A.	355,840	0.0
171,153		Santos Ltd.	493,031	0.0
22,519		Showa Shell Sekiyu KK	209,211	0.0
221,017		Snam SpA	909,013	0.1
119,431		Statoil ASA	2,179,817	0.2
11,122		Technip S.A.	792,242	0.1
51,001		Tenaris S.A.	910,398	0.1
30,470		TonenGeneral Sekiyu KK	320,856	0.0
234,168		Total S.A.	12,011,008	0.9
77,731		Woodside Petroleum Ltd.	1,741,045	0.1
			69,459,372	5.3

		Financials: 20.4%
102,599		3i Group PLC	887,527	0.1
94,361		Aberdeen Asset Management PLC	298,351	0.0
25,301	#	ABN AMRO Group NV	560,211	0.0
45,443	@	Acom Co., Ltd.	198,436	0.0
22,488		Admiral Group PLC	505,737	0.0
189,059		Aegon NV	1,038,628	0.1
12,098		AEON Financial Service Co., Ltd.	214,281	0.0
21,682		Ageas	857,023	0.1
1,280,899		AIA Group Ltd.	7,175,393	0.5
48,906		Allianz SE	8,071,370	0.6
328,510		AMP Ltd.	1,191,457	0.1
128,682		Aozora Bank Ltd.	454,666	0.0
123,007		Assicurazioni Generali S.p.A.	1,823,261	0.1
21,977		ASX Ltd.	787,329	0.1
308,662		Australia & New Zealand Banking Group Ltd.	6,756,988	0.5
429,929		Aviva PLC	2,560,943	0.2
209,557		AXA S.A.	5,282,699	0.4
5,293		Baloise Holding AG	666,044	0.1
582,017	L	Banco de Sabadell SA	808,759	0.1
340,308	L	Banco Popular Espanol SA - Interim	327,887	0.0
–		Banco Popular Espanol S.A.	–	–
1,555,933		Banco Santander SA	8,094,412	0.6
139,262		Bank Hapoalim BM	826,592	0.1
173,356	@	Bank Leumi Le-Israel BM	712,421	0.1
136,152	L	Bank of East Asia Ltd.	519,776	0.0
39,557		Bank of Kyoto Ltd.	293,219	0.0
42,609		Bank of Queensland Ltd.	364,139	0.0
503,462		Bankia SA	513,052	0.0
75,624		Bankinter S.A.	584,837	0.1
1,794,437		Barclays PLC	4,924,589	0.4
705,376		Banco Bilbao Vizcaya Argentaria S.A.	4,753,493	0.4
46,834		Bendigo and Adelaide Bank Ltd.	428,427	0.0
874,585	@	BGP Holdings PLC	–	–
113,367		BNP Paribas	7,214,463	0.6
391,917		BOC Hong Kong Holdings Ltd.	1,395,835	0.1
42,343		Challenger Ltd.	342,128	0.0
71,266		Chiba Bank Ltd.	436,870	0.0
22,006		Chugoku Bank Ltd.	315,602	0.0
10,113		CNP Assurances	187,185	0.0
112,565		Commerzbank AG	857,050	0.1
180,716		Commonwealth Bank of Australia	10,720,838	0.8
120,809		Concordia Financial Group Ltd.	581,348	0.1
110,329		Credit Agricole SA	1,365,732	0.1
17,524		Credit Saison Co., Ltd.	311,855	0.0
200,606		Credit Suisse Group AG	2,866,867	0.2
347,290	L	CaixaBank SA	1,144,595	0.1
113,383		Dai-ichi Life Holdings, Inc.	1,885,160	0.1
175,121		Daiwa Securities Group, Inc.	1,078,348	0.1
76,897		Danske Bank A/S	2,326,424	0.2
181,620		DBS Group Holdings Ltd.	2,166,879	0.2
146,492	@	Deutsche Bank AG	2,657,278	0.2
20,304	@	Deutsche Boerse AG	1,652,256	0.1
143,191		Direct Line Insurance Group PLC	651,688	0.1
102,225		DNB ASA	1,517,561	0.1
29,702		Erste Group Bank AG	868,405	0.1
4,753		Eurazeo SA	277,869	0.0
11,951	@	EXOR NV	513,977	0.0
251,541		First Pacific Co.	175,476	0.0

See Accompanying Notes to Financial Statements

32

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

79,719		Fukuoka Financial Group, Inc.	353,552	0.0
22,766		Gjensidige Forsikring ASA	360,924	0.0
2,871,931	@	Governor & Co. of the Bank of Ireland	703,390	0.1
8,170		Groupe Bruxelles Lambert S.A.	684,501	0.1
49,047		Hachijuni Bank Ltd.	283,804	0.0
81,536		Hang Seng Bank Ltd.	1,512,051	0.1
6,427		Hannover Rueck SE	694,294	0.1
26,655		Hargreaves Lansdown PLC	396,639	0.0
37,000		Hiroshima Bank Ltd.	172,413	0.0
121,788		Hong Kong Exchanges and Clearing Ltd.	2,864,256	0.2
2,083,657		HSBC Holdings PLC	16,812,327	1.3
8,717	@	Industrivarden AB	162,116	0.0
413,900		ING Groep NV	5,827,217	0.4
256,271		Insurance Australia Group Ltd.	1,105,127	0.1
1,385,380		Intesa Sanpaolo SpA - ISP	3,509,377	0.3
40,852	@,L	Intesa Sanpaolo SpA - ISPR	95,684	0.0
58,843		Investec PLC - INVP - GBP	385,930	0.0
48,312		Investor AB	1,800,112	0.1
32,400		Japan Post Bank Co. Ltd.	388,267	0.0
38,900		Japan Post Holdings Co. Ltd.	484,362	0.0
23,973		Julius Baer Group Ltd.	1,062,045	0.1
26,407		KBC Group NV	1,631,636	0.1
25,975		Kinnevik AB	620,418	0.1
24,600		Kyushu Financial Group, Inc.	166,677	0.0
625,971		Legal & General Group PLC	1,906,955	0.2
6,642,296		Lloyds Banking Group Plc	5,100,501	0.4
34,274		London Stock Exchange Group PLC	1,224,998	0.1
32,203		Macquarie Group Ltd.	2,017,267	0.2
107,391		Mapfre SA	327,125	0.0
79,962		Mebuki Financial Group, Inc.	295,534	0.0
263,348		Medibank Pvt Ltd.	535,035	0.0
60,627		Mediobanca S.p.A.	494,918	0.1
1,351,306		Mitsubishi UFJ Financial Group, Inc.	8,333,943	0.6
59,976		Mitsubishi UFJ Lease & Finance Co., Ltd.	309,340	0.0
53,354		MS&AD Insurance Group Holdings, Inc.	1,652,243	0.1
4,705		Mizrahi Tefahot Bank Ltd.	68,715	0.0
2,509,861		Mizuho Financial Group, Inc.	4,504,033	0.3
17,794		Muenchener Rueckversicherungs-Gesellschaft AG	3,360,905	0.3
279,777		National Australia Bank Ltd.	6,179,865	0.5
100,290		Natixis SA	564,771	0.0
35,813		Sompo Holdings, Inc.	1,209,452	0.1
34,201		NN Group NV	1,157,795	0.1
386,226		Nomura Holdings, Inc.	2,283,431	0.2
321,917		Nordea Bank AB	3,567,042	0.3
525,926		Old Mutual PLC	1,341,104	0.1
132,163		ORIX Corp.	2,057,019	0.2
59,414		Osaka Securities Exchange Co. Ltd.	847,380	0.1
330,922		Oversea-Chinese Banking Corp.	2,032,406	0.2
2,448	@	Pargesa Holding SA	159,118	0.0
1,851	@,L	Partners Group	866,523	0.1
45,276	#	Poste Italiane SpA	300,496	0.0
13,361		Provident Financial PLC	467,269	0.0
276,191		Prudential PLC	5,512,109	0.4
144,607		QBE Insurance Group Ltd.	1,292,030	0.1
12,113	@	Raiffeisen International Bank Holding AG	220,808	0.0
238,313		Resona Holdings, Inc.	1,221,359	0.1
354,836	@	Royal Bank of Scotland Group PLC	980,473	0.1
112,741		RSA Insurance Group PLC	813,016	0.1
46,740		Sampo OYJ	2,089,409	0.2
23,870		SBI Holdings, Inc.	303,291	0.0
13,306	L	Schroders PLC	488,705	0.0
17,058		SCOR SE	588,687	0.1
67,407		Seven Bank Ltd.	192,742	0.0
188,940		Shinsei Bank Ltd.	316,161	0.0
57,181		Shizuoka Bank Ltd.	479,894	0.0
99,551		Singapore Exchange Ltd.	490,907	0.0
160,450		Skandinaviska Enskilda Banken AB	1,676,734	0.1
78,144		Societe Generale	3,843,667	0.3
15,098		Sony Financial Holdings, Inc.	235,354	0.0
42,033		St. James's Place PLC	524,314	0.0
350,903	@	Standard Chartered PLC	2,861,603	0.2
206,808		Standard Life PLC	947,019	0.1
135,851		Sumitomo Mitsui Financial Group, Inc.	5,173,610	0.4
34,485		Sumitomo Mitsui Trust Holdings, Inc.	1,233,829	0.1
138,893		Suncorp Group Ltd.	1,352,422	0.1
21,761		Suruga Bank Ltd.	485,869	0.0
158,282		Svenska Handelsbanken AB	2,192,278	0.2
95,163		Swedbank AB	2,292,904	0.2
3,339		Swiss Life Holding AG	943,197	0.1
35,270		Swiss Re Ltd.	3,336,998	0.3
62,711		T&D Holdings, Inc.	827,623	0.1
72,388		Tokio Marine Holdings, Inc.	2,963,788	0.2
6,685		Tryg A/S	120,721	0.0
389,373		UBS Group AG	6,088,026	0.5
548,862	L	UniCredit SpA	1,576,190	0.1
100,871	L	UnipolSai SpA	215,151	0.0
132,756		United Overseas Bank Ltd.	1,865,076	0.1
3,215		Wendel	386,877	0.0
353,494		Westpac Banking Corp.	8,297,902	0.6
23,000	L	Yamaguchi Financial Group, Inc.	250,404	0.0
15,930		Zurich Insurance Group AG	4,377,880	0.3
			270,294,965	20.4

See Accompanying Notes to Financial Statements

33

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Health Care: 10.3%
10,346		Actelion Ltd. - Reg	2,235,859	0.2
21,568		Alfresa Holdings Corp.	356,238	0.0
224,120		Astellas Pharma, Inc.	3,109,296	0.2
133,917		AstraZeneca PLC	7,312,951	0.6
87,685		Bayer AG	9,135,358	0.7
23,406		Chugai Pharmaceutical Co., Ltd.	671,379	0.1
7,040		Cochlear Ltd.	621,356	0.1
12,805		Coloplast A/S	862,527	0.1
48,700		CSL Ltd.	3,521,983	0.3
9,600	@,L	CYBERDYNE, Inc.	135,370	0.0
66,193		Daiichi Sankyo Co., Ltd.	1,351,611	0.1
18,409		Sumitomo Dainippon Pharma Co. Ltd.	315,978	0.0
26,279		Eisai Co., Ltd.	1,505,981	0.1
22,038		Essilor International SA	2,486,517	0.2
999		Eurofins Scientific	425,619	0.0
40,947		Fresenius SE & Co. KGaA	3,194,320	0.2
23,220		Fresenius Medical Care AG & Co. KGaA	1,962,582	0.2
350		Galenica AG	394,397	0.0
5,874	@	Genmab A/S	973,043	0.1
22,967		Getinge AB	368,000	0.0
517,321		GlaxoSmithKline PLC	9,937,023	0.8
30,004		Grifols SA	595,623	0.0
137,880		Healthscope Ltd.	227,289	0.0
13,446		Hikma Pharmaceuticals PLC	313,397	0.0
5,429		Hisamitsu Pharmaceutical Co., Inc.	271,162	0.0
43,137		Hoya Corp.	1,808,710	0.1
26,714		Kyowa Hakko Kirin Co., Ltd.	368,476	0.0
5,649		Lonza Group AG	976,312	0.1
22,100		M3, Inc.	555,617	0.0
40,667	L	Mediclinic International PLC	386,294	0.0
11,500		Medipal Holdings Corp.	181,149	0.0
13,557		Merck KGaA	1,411,572	0.1
3,932		Miraca Holdings, Inc.	175,862	0.0
25,613		Mitsubishi Tanabe Pharma Corp.	501,500	0.0
235,209		Novartis AG	17,105,222	1.3
197,516		Novo Nordisk A/S	7,085,331	0.5
28,757		Olympus Corp.	990,816	0.1
43,090		Ono Pharmaceutical Co., Ltd.	939,131	0.1
11,104		Orion Oyj	493,373	0.0
41,346		Otsuka Holdings Co. Ltd.	1,801,049	0.1
23,733	@	Qiagen NV	665,080	0.1
15,200		Ramsay Health Care Ltd.	747,335	0.1
74,035		Roche Holding AG	16,876,468	1.3
45,693		Ryman Healthcare Ltd.	257,281	0.0
123,672		Sanofi	10,000,792	0.8
42,045		Santen Pharmaceutical Co., Ltd.	513,005	0.0
31,332		Shionogi & Co., Ltd.	1,497,449	0.1
94,671		Shire PLC	5,405,675	0.4
93,501		Smith & Nephew PLC	1,403,386	0.1
42,494		Sonic Healthcare Ltd.	653,984	0.1
6,022		Sonova Holding AG - Reg	728,600	0.1
9,317		Suzuken Co., Ltd.	304,317	0.0
15,538		Sysmex Corp.	897,777	0.1
2,300		Taisho Pharmaceutical Holdings Co. Ltd.	190,668	0.0
75,862		Takeda Pharmaceutical Co., Ltd.	3,147,214	0.2
1,300	@,L	Taro Pharmaceuticals Industries	136,851	0.0
34,164		Terumo Corp.	1,259,467	0.1
97,185		Teva Pharmaceutical Industries Ltd. ADR	3,522,956	0.3
13,091		UCB S.A.	837,577	0.1
9,845	@	William Demant Holding A/S	171,002	0.0
			136,282,157	10.3

		Industrials: 13.6%
203,935		ABB Ltd.	4,291,144	0.3
51,671		Abertis Infraestructuras S.A.	721,924	0.1
20,621		ACS Actividades de Construccion y Servicios S.A.	650,751	0.1
17,105		Adecco Group AG	1,116,560	0.1
7,070	#	Aena SA	963,228	0.1
16,571	@	AerCap Holdings NV	689,519	0.1
2,941	L	Aeroports de Paris	314,943	0.0
30,736		Alfa Laval AB	507,002	0.0
141,895		ANA Holdings, Inc.	381,701	0.0
18,073	@	Alstom SA	496,984	0.0
40,389		Amada Holdings Co., Ltd.	449,957	0.0
8,945		Andritz AG	448,269	0.0
423		AP Moller - Maersk A/S - Class A	638,357	0.1
689		AP Moller - Maersk A/S - Class B	1,098,241	0.1
105,107		Asahi Glass Co., Ltd.	713,115	0.1
54,691		Ashtead Group PLC	1,063,220	0.1
107,161		Assa Abloy AB	1,982,868	0.2
42,216		Atlantia S.p.A	987,704	0.1
40,546		Atlas Copco AB	1,102,343	0.1
70,873		Atlas Copco AB	2,150,044	0.2
111,253		Auckland International Airport Ltd.	482,560	0.0
226,492		Aurizon Holdings Ltd.	823,485	0.1
25,100		Babcock International Group	294,410	0.0
335,227		BAE Systems PLC	2,438,304	0.2
82,988	L	Bollore Investissement	292,208	0.0
20,996		Bouygues S.A.	751,645	0.1
173,480		Brambles Ltd.	1,548,153	0.1
16,405		Brenntag AG	909,313	0.1
35,593		Bunzl PLC	924,047	0.1
28,039		Bureau Veritas SA	542,677	0.0
64,288		Capita Group PLC	420,355	0.0
135,879		Cathay Pacific Airways Ltd.	178,320	0.0
15,128		Central Japan Railway Co.	2,483,861	0.2
50,728		Cie de Saint-Gobain	2,359,742	0.2
11,527		CIMIC Group Ltd.	290,033	0.0
284,199		CK Hutchison Holdings Ltd.	3,208,169	0.2
98,517		CNH Industrial NV	854,835	0.1
187,398		Cobham PLC	377,318	0.0
240,302		ComfortDelgro Corp., Ltd.	408,339	0.0

See Accompanying Notes to Financial Statements

34

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

61,748		Dai Nippon Printing Co., Ltd.	609,246	0.1
22,698		Daikin Industries Ltd.	2,079,339	0.2
141		Dassault Aviation SA	157,373	0.0
8,231		DCC PLC	611,822	0.1
26,607		Deutsche Lufthansa AG	342,985	0.0
100,273		Deutsche Post AG	3,288,468	0.3
22,274		DSV A/S	989,194	0.1
34,833		East Japan Railway Co.	3,003,257	0.2
18,274		easyJet PLC	226,040	0.0
21,858		Edenred	432,801	0.0
4,629		Eiffage SA	322,418	0.0
1,208		Elbit Systems Ltd.	122,031	0.0
63,002		Airbus Group SE	4,161,214	0.3
101,488		Experian PLC	1,964,986	0.2
20,293		Fanuc Ltd.	3,394,907	0.3
51,449		Ferrovial SA	917,557	0.1
45,220	@	Leonardo-Finmeccanica SpA	633,321	0.1
3,751	L	Fraport AG Frankfurt Airport Services Worldwide	221,340	0.0
67,617		Fuji Electric Holdings Co., Ltd.	349,154	0.0
165,859		G4S PLC	479,398	0.0
19,929	L	GEA Group AG	799,762	0.1
4,026		Geberit AG - Reg	1,611,836	0.1
48,579		Groupe Eurotunnel S.A.	461,499	0.0
26,357		Hankyu Hanshin Holdings, Inc.	843,973	0.1
28,583		Hexagon AB	1,018,010	0.1
29,132		Hino Motors Ltd.	295,983	0.0
12,410		Hitachi Construction Machinery Co., Ltd.	268,290	0.0
1,346		Hochtief AG	187,920	0.0
4,600		Hoshizaki Corp.	364,178	0.0
575,673		Hutchison Port Holdings Trust	250,418	0.0
158,424	@	IHI Corp.	410,302	0.0
31,108		IMI PLC	397,836	0.0
86,116		International Consolidated Airlines Group SA	463,920	0.0
17,876		Intertek Group PLC	766,135	0.1
12,943		ISS A/S	436,217	0.0
160,716		Itochu Corp.	2,128,003	0.2
12,978		Japan Airlines Co. Ltd.	378,708	0.0
3,600		Japan Airport Terminal Co., Ltd.	130,083	0.0
24,704		Jardine Matheson Holdings Ltd.	1,363,112	0.1
24,639		JGC Corp.	446,368	0.0
29,392		LIXIL Group Corp.	666,178	0.1
24,765		JTEKT Corp.	394,898	0.0
98,909		Kajima Corp.	683,176	0.1
29,520		Kamigumi Co., Ltd.	281,158	0.0
143,535		Kawasaki Heavy Industries Ltd.	449,288	0.0
40,000		Keihan Holdings Co., Ltd.	262,377	0.0
53,217		Keikyu Corp.	616,422	0.1
67,343		Keio Corp.	553,168	0.0
15,998		Keisei Electric Railway Co., Ltd.	387,374	0.0
159,804		Keppel Corp., Ltd.	636,011	0.1
207,972		Kintetsu Group Holdings Co., Ltd.	792,516	0.1
98,083		Komatsu Ltd.	2,221,595	0.2
34,882		Kone OYJ	1,558,658	0.1
104,274		Koninklijke Philips NV	3,187,867	0.2
9,504		Boskalis Westminster NV	329,715	0.0
115,322		Kubota Corp.	1,643,433	0.1
5,741		Kuehne & Nagel International AG	757,805	0.1
11,248		Kurita Water Industries, Ltd.	247,464	0.0
28,213		Legrand S.A.	1,600,676	0.1
4,300		Mabuchi Motor Co., Ltd.	223,446	0.0
12,504		Makita Corp.	835,503	0.1
3,305		MAN SE	328,043	0.0
181,256		Marubeni Corp.	1,025,198	0.1
84,034		Meggitt PLC	474,559	0.0
12,260		Metso OYJ	348,785	0.0
32,000		Minebea Co., Ltd.	298,599	0.0
22,900		Misumi Group, Inc.	376,172	0.0
150,893		Mitsubishi Corp.	3,204,764	0.2
205,361		Mitsubishi Electric Corp.	2,856,400	0.2
316,193		Mitsubishi Heavy Industries Ltd.	1,437,427	0.1
14,490		Mitsubishi Logistics Corp.	204,285	0.0
181,701		Mitsui & Co., Ltd.	2,489,725	0.2
124,930		Mitsui OSK Lines Ltd.	344,815	0.0
146,144		MTR Corp.	708,540	0.1
13,521		Nabtesco Corp.	313,430	0.0
102,000		Nagoya Railroad Co., Ltd.	492,476	0.0
28,769		NGK Insulators Ltd.	556,878	0.0
24,192		Nidec Corp.	2,082,706	0.2
93,220		Nippon Express Co., Ltd.	500,523	0.0
192,030		Nippon Yusen KK	355,618	0.0
48,849		NSK Ltd.	564,180	0.1
135,681		NWS Holdings Ltd.	220,560	0.0
70,415		Obayashi Corp.	672,277	0.1
34,327		Odakyu Electric Railway Co., Ltd.	678,300	0.1
9,658		Osram Licht AG	505,747	0.0
11,799		Park24 Co., Ltd.	319,509	0.0
21,990		Prysmian S.p.A.	563,613	0.1
51,328		Qantas Airways Ltd.	122,958	0.0
12,661		Randstad Holdings NV	685,818	0.1
33,500		Recruit Holdings Co. Ltd.	1,342,559	0.1
107,318		Relx NV	1,805,082	0.1
120,662		Relx PLC	2,150,271	0.2
30,576		Rexel SA	502,362	0.0
192,592		Rolls-Royce Holdings PLC	1,581,864	0.1
8,859,232	@	Rolls-Royce Holdings PLC - C shares	10,918	0.0
74,647		Royal Mail PLC	424,325	0.0
32,728		Safran S.A.	2,353,933	0.2
115,562		Sandvik AB	1,425,581	0.1
32,800		Singapore Airport Terminal Services Ltd.	109,851	0.0
4,939	@	Schindler Holding AG - Part Cert	869,823	0.1
2,262		Schindler Holding AG - Reg	394,828	0.0
59,679		Schneider Electric SE	4,145,823	0.3
22,706		Secom Co., Ltd.	1,658,994	0.1
34,688		Securitas AB	544,111	0.0
39,012		Seek Ltd.	417,825	0.0
14,100		Seibu Holdings, Inc.	252,445	0.0

See Accompanying Notes to Financial Statements

35

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

115,094		SembCorp Industries Ltd.	225,710	0.0
596		SGS S.A.	1,210,931	0.1
63,692		Shimizu Corp.	581,379	0.1
81,575		Siemens AG	9,988,073	0.8
61,360		Singapore Airlines Ltd.	408,774	0.0
38,880		Skanska AB	915,406	0.1
41,293		SKF AB - B Shares	757,155	0.1
5,736		SMC Corp.	1,364,735	0.1
42,375		Smiths Group PLC	737,631	0.1
3,263		Societe BIC S.A.	443,367	0.0
6,400		Sohgo Security Services Co., Ltd.	245,656	0.0
189,406		Singapore Technologies Engineering Ltd.	420,688	0.0
120,255		Sumitomo Corp.	1,411,723	0.1
63,982		Sumitomo Heavy Industries	410,839	0.0
126,308		Sydney Airport	545,202	0.0
114,809		Taisei Corp.	801,708	0.1
10,923	L	Thales S.A.	1,058,232	0.1
13,878		THK Co., Ltd.	306,475	0.0
110,927		Tobu Railway Co., Ltd.	549,907	0.0
116,389		Tokyu Corp.	854,082	0.1
66,432		Toppan Printing Co., Ltd.	633,442	0.1
424,619	@	Toshiba Corp.	1,025,686	0.1
16,434		Toto Ltd.	649,120	0.1
25,754		Toyota Tsusho Corp.	669,403	0.1
212,629		Transurban Group - Stapled Security	1,582,453	0.1
25,967		Travis Perkins PLC	464,194	0.0
24,769		Vestas Wind Systems A/S	1,604,154	0.1
50,594		Vinci S.A.	3,441,651	0.3
161,942		Volvo AB - B Shares	1,885,330	0.1
16,123	L	Wartsila OYJ	722,899	0.1
21,708		Weir Group PLC	504,480	0.0
17,821		West Japan Railway Co.	1,091,642	0.1
26,923		Wolseley PLC	1,643,556	0.1
34,060		Wolters Kluwer NV	1,231,926	0.1
37,601		Yamato Holdings Co., Ltd.	762,211	0.1
19,542	@	Zardoya Otis SA	164,912	0.0
21,831		Zodiac Aerospace	500,608	0.0
			180,551,620	13.6

		Information Technology: 5.2%
17,700		Alps Electric Co., Ltd.	425,295	0.0
46,916		Amadeus IT Group SA	2,127,842	0.2
26,300		ASM Pacific Technology Ltd.	278,133	0.0
37,192		ASML Holding NV	4,168,138	0.3
9,338		Atos SE	984,206	0.1
96,619	#,@	Auto Trader Group PLC	485,757	0.0
27,686		Brother Industries Ltd.	497,723	0.0
110,793		Canon, Inc.	3,120,172	0.2
17,078		Capgemini SA	1,438,812	0.1
12,650	@	Check Point Software Technologies	1,068,419	0.1
51,901		Computershare Ltd.	465,661	0.0
14,201		Dassault Systemes SE	1,080,927	0.1
325,624		Telefonaktiebolaget LM Ericsson	1,908,473	0.2
46,760		Fuji Film Holdings Corp.	1,770,605	0.1
201,135		Fujitsu Ltd.	1,113,795	0.1
8,816		Gemalto NV	509,138	0.0
17,442		Hamamatsu Photonics KK	458,119	0.0
3,680		Hirose Electric Co., Ltd.	455,090	0.0
3,900		Hitachi High-Technologies Corp.	156,860	0.0
511,956		Hitachi Ltd.	2,760,540	0.2
119,708		Infineon Technologies AG	2,070,654	0.2
5,262		Ingenico Group SA	419,834	0.0
17,323		Kakaku.com, Inc.	286,230	0.0
4,822		Keyence Corp.	3,299,451	0.3
11,566		Konami Holdings Corp.	466,784	0.0
52,623		Konica Minolta, Inc.	521,531	0.0
33,994		Kyocera Corp.	1,685,441	0.1
2,200	@	LINE Corp.	75,105	0.0
4,200		Mixi, Inc.	153,040	0.0
17,780	@	Mobileye NV	677,773	0.1
20,448		Murata Manufacturing Co., Ltd.	2,730,559	0.2
288,207		NEC Corp.	762,286	0.1
15,200		Nexon Co. Ltd.	219,658	0.0
7,777		Nice Ltd.	533,599	0.0
11,694		Nintendo Co., Ltd.	2,430,895	0.2
45,414		Nippon Electric Glass Co., Ltd.	245,029	0.0
433,624	L	Nokia OYJ - Finland	2,079,739	0.2
172,697	@	Nokia OYJ - France	828,956	0.1
15,957		Nomura Research Institute Ltd.	484,947	0.0
14,884		NTT Data Corp.	719,070	0.1
30,376	@	NXP Semiconductor NV - NXPI - US	2,977,152	0.2
5,300		Obic Co., Ltd.	231,165	0.0
21,523		Omron Corp.	822,501	0.1
5,861		Otsuka Corp.	273,382	0.0
75,332		Ricoh Co., Ltd.	636,389	0.1
10,650		Rohm Co., Ltd.	611,022	0.1
115,450		Sage Group PLC	930,651	0.1
105,339		SAP SE	9,112,385	0.7
30,216		Seiko Epson Corp.	637,938	0.1
28,172		Shimadzu Corp.	447,568	0.0
63,899	L	STMicroelectronics NV	724,262	0.1
13,412		TDK Corp.	919,637	0.1
17,265		Tokyo Electron Ltd.	1,623,763	0.1
12,453	@	Trend Micro, Inc.	442,004	0.0
14,162		United Internet AG	552,638	0.0
186,584	#	Worldpay Group PLC	619,480	0.1
150,944		Yahoo! Japan Corp.	578,110	0.1
25,742		Yaskawa Electric Corp.	399,128	0.0
23,173		Yokogawa Electric Corp.	334,557	0.0
			68,838,018	5.2

		Materials: 7.6%
41,270		Air Liquide SA	4,589,189	0.3
20,043		Air Water, Inc.	361,049	0.0
26,266		Akzo Nobel NV	1,641,284	0.1
290,935	L	Alumina Ltd.	380,426	0.0
126,508		Amcor Ltd.	1,361,586	0.1
147,413	@	Anglo American PLC	2,082,788	0.2
36,822		Antofagasta PLC	304,875	0.0
199,425	@	ArcelorMittal	1,465,283	0.1
7,067		Arkema SA	690,807	0.1
137,653		Asahi Kasei Corp.	1,197,756	0.1
95,843		BASF SE	8,882,417	0.7
339,570		BHP Billiton Ltd.	6,083,352	0.5
223,381		BHP Billiton PLC	3,556,922	0.3
27,543		Boliden AB	715,429	0.1

See Accompanying Notes to Financial Statements

36

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

125,770		Boral Ltd.	489,634	0.0
9,262		Chr Hansen Holding A/S	512,238	0.0
6,609	#	Covestro AG	452,372	0.0
28,826		CRH PLC - Dublin	994,286	0.1
60,857		CRH PLC - London	2,110,485	0.2
13,544		Croda International PLC	532,683	0.0
33,384		Daicel Corp.	367,025	0.0
941	@	EMS-Chemie Holding AG	477,869	0.0
14,474		Evonik Industries AG	431,454	0.0
81,134		Fletcher Building Ltd.	596,153	0.0
164,163		Fortescue Metals Group Ltd.	686,039	0.1
24,474		Fresnillo PLC	363,548	0.0
2,935		Frutarom Industries Ltd.	149,809	0.0
975		Givaudan	1,784,418	0.1
1,292,932	@	Glencore PLC	4,368,694	0.3
15,012		HeidelbergCement AG	1,397,322	0.1
11,000		Hitachi Chemical Co., Ltd.	274,409	0.0
21,110		Hitachi Metals Ltd.	284,213	0.0
26,601		LafargeHolcim Ltd.	1,396,342	0.1
3,929		Imerys SA	297,670	0.0
182,588		Incitec Pivot Ltd.	472,463	0.0
50,293		Israel Chemicals Ltd.	205,325	0.0
49,856		James Hardie Industries SE	787,001	0.1
51,502		JFE Holdings, Inc.	778,835	0.1
19,743		Johnson Matthey PLC	772,494	0.1
20,435		JSR Corp.	321,654	0.0
20,042	L	K+S AG	477,423	0.0
20,000		Kaneka Corp.	162,678	0.0
26,553		Kansai Paint Co., Ltd.	488,407	0.0
32,676	@	Kobe Steel Ltd.	310,690	0.0
19,055		Koninklijke DSM NV	1,141,918	0.1
42,467		Kuraray Co., Ltd.	636,817	0.1
20,344		LafargeHolcim Ltd.	1,067,116	0.1
9,496		Lanxess	621,831	0.1
19,659		Linde AG	3,224,828	0.2
1,900		Maruichi Steel Tube Ltd.	61,743	0.0
143,548		Mitsubishi Chemical Holdings Corp.	928,133	0.1
23,339		Mitsubishi Gas Chemical Co., Inc.	397,683	0.0
11,851		Mitsubishi Materials Corp.	362,489	0.0
99,074		Mitsui Chemicals, Inc.	443,905	0.0
33,504		Mondi PLC	684,231	0.1
80,873		Newcrest Mining Ltd.	1,159,645	0.1
15,717	L	Nippon Paint Holdings Co., Ltd.	426,634	0.0
81,180		Nippon Steel & Sumitomo Metal Corp.	1,798,044	0.1
8,300		Nissan Chemical Industries Ltd.	276,670	0.0
17,442		Nitto Denko Corp.	1,335,379	0.1
135,114		Norsk Hydro ASA	644,863	0.1
25,884		Novozymes A/S	890,718	0.1
96,826		OJI Paper Co., Ltd.	393,753	0.0
39,261		Orica Ltd.	498,975	0.0
9,817		Randgold Resources Ltd.	754,219	0.1
44,624		Rio Tinto Ltd.	1,911,746	0.1
132,057		Rio Tinto PLC	5,041,703	0.4
42,289		Shin-Etsu Chemical Co., Ltd.	3,272,702	0.3
237		Sika AG	1,137,092	0.1
7,801		Solvay S.A.	911,992	0.1
328,546		South32 Ltd.	646,762	0.1
242,587		South32 Ltd. - GBP	474,683	0.0
58,035		Stora Enso OYJ (Euro Denominated Security)	620,802	0.1
139,171		Sumitomo Chemical Co., Ltd.	659,716	0.1
53,561		Sumitomo Metal Mining Co., Ltd.	683,315	0.1
12,690		Symrise AG	771,018	0.1
9,851		Syngenta AG	3,892,159	0.3
137,001		Taiheiyo Cement Corp.	431,916	0.0
16,725		Taiyo Nippon Sanso Corp.	193,209	0.0
21,301		Teijin Ltd.	430,402	0.0
39,078		ThyssenKrupp AG	928,311	0.1
154,903		Toray Industries, Inc.	1,250,924	0.1
19,885		Toyo Seikan Group Holdings, Ltd.	369,776	0.0
10,826		Umicore	615,909	0.1
54,555		UPM-Kymmene OYJ	1,334,178	0.1
11,973		Voestalpine AG	468,184	0.0
18,321		Yara International ASA	720,731	0.1
			100,573,620	7.6

		Real Estate: 3.6%
12,042		Aeon Mall Co., Ltd.	169,224	0.0
258,645		Ascendas Real Estate Investment Trust	404,377	0.0
1,470		Azrieli Group Ltd.	63,798	0.0
104,452		British Land Co. PLC	810,605	0.1
101,444		Intu Properties PLC	351,375	0.0
160,000		CapitaLand Commercial Trust	163,003	0.0
297,996		CapitaLand Ltd.	619,269	0.1
296,801		CapitaLand Mall Trust	384,967	0.0
288,199		Cheung Kong Property Holdings Ltd.	1,760,030	0.1
50,681		City Developments Ltd.	289,225	0.0
7,881		Daito Trust Construction Co., Ltd.	1,184,812	0.1
60,654		Daiwa House Industry Co., Ltd.	1,654,057	0.1
143		Daiwa House REIT Investment Corp.	362,528	0.0
37,557	L	Deutsche Wohnen AG	1,178,036	0.1
110,927		Dexus Property Group NPV	769,524	0.1
3,247		Fonciere Des Regions	283,109	0.0
3,130		Gecina S.A.	432,311	0.0
306,397		Global Logistic Properties Ltd.	463,951	0.0
200,981		Goodman Group	1,032,166	0.1
206,363		GPT Group	748,179	0.1
87,058		Hammerson PLC	613,550	0.1
49,000		Hang Lung Group Ltd.	170,025	0.0
253,823		Hang Lung Properties Ltd.	535,224	0.0
123,231		Henderson Land Development Co., Ltd.	653,122	0.1
83,333		Hongkong Land Holdings Ltd. - HKHGF	526,664	0.0
77,644		Hysan Development Co., Ltd.	320,207	0.0
3,958		Icade	282,097	0.0
98		Japan Prime Realty Investment Corp.	386,641	0.0

See Accompanying Notes to Financial Statements

37

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

144		Japan Real Estate Investment Corp.	786,428	0.1
276		Japan Retail Fund Investment Corp.	559,512	0.1
72,560		Kerry Properties Ltd.	196,219	0.0
20,009		Klepierre	785,127	0.1
84,305		Land Securities Group PLC	1,107,533	0.1
60,180		Lend Lease Corp., Ltd.	632,406	0.1
240,532		Link REIT	1,559,387	0.1
424,599		Mirvac Group	652,055	0.1
132,327		Mitsubishi Estate Co., Ltd.	2,628,632	0.2
95,619		Mitsui Fudosan Co., Ltd.	2,213,629	0.2
579,094		New World Development Ltd.	610,138	0.1
162		Nippon Prologis REIT, Inc.	331,269	0.0
157		Nippon Building Fund, Inc.	870,356	0.1
13,745		Nomura Real Estate Holdings, Inc.	233,252	0.0
345		Nomura Real Estate Master Fund, Inc.	522,168	0.0
558,925		Scentre Group	1,870,996	0.1
88,090	@	Segro PLC	498,241	0.0
26,664		Hulic Co. Ltd.	236,574	0.0
344,626		Sino Land Co.	513,854	0.0
263,493		Stockland	870,499	0.1
39,496		Sumitomo Realty & Development Co., Ltd.	1,048,514	0.1
154,471		Sun Hung Kai Properties Ltd.	1,945,173	0.2
109,000		Suntec Real Estate Investment Trust	124,039	0.0
61,120		Swire Pacific Ltd.	581,604	0.1
135,825		Swire Properties Ltd.	373,912	0.0
6,697	@	Swiss Prime Site AG	547,993	0.0
23,411		Tokyo Tatemono Co., Ltd.	312,548	0.0
54,335		Tokyu Fudosan Holdings Corp.	320,009	0.0
10,474		Unibail-Rodamco SE	2,496,013	0.2
302		United Urban Investment Corp.	460,690	0.0
372,247		Vicinity Centres	802,759	0.1
50,531		Vonovia SE	1,640,614	0.1
205,209		Westfield Corp.	1,387,510	0.1
152,857		Wharf Holdings Ltd.	1,012,522	0.1
99,504		Wheelock & Co., Ltd.	558,441	0.0
			47,902,692	3.6

		Telecommunication Services: 4.4%
15,452		Proximus SADP	444,197	0.0
230,545		Bezeq Israeli Telecommunication Corp., Ltd.	437,304	0.0
902,518		BT Group PLC	4,074,263	0.3
346,458		Deutsche Telekom AG	5,944,272	0.5
17,002		Elisa OYJ	551,912	0.1
208,124		Orange SA	3,155,997	0.3
320,867		HKT Trust / HKT Ltd.	393,015	0.0
2,798		Iliad SA	537,350	0.1
47,931		Inmarsat PLC	443,489	0.0
194,301		KDDI Corp.	4,906,679	0.4
338,976		Koninklijke KPN NV	1,002,397	0.1
7,228		Millicom International Cellular S.A.	308,017	0.0
73,898		Nippon Telegraph & Telephone Corp.	3,110,748	0.2
147,854		NTT DoCoMo, Inc.	3,362,980	0.3
234,000		PCCW Ltd.	126,496	0.0
11,300	@	SFR Group SA	318,578	0.0
861,150		Singapore Telecommunications Ltd.	2,160,141	0.2
101,446		SoftBank Group Corp.	6,713,093	0.5
2,726		Swisscom AG	1,218,507	0.1
92,518	@	TDC A/S	474,282	0.0
37,341		Tele2 AB	298,578	0.0
205,039		Spark New Zealand Ltd.	485,167	0.0
1,150,584	@,L	Telecom Italia S.p.A. - TIT	1,015,900	0.1
644,469	@	Telecom Italia S.p.A. - TITR	467,753	0.0
53,237		Telefonica Deutschland Holding AG	227,557	0.0
493,261		Telefonica S.A.	4,553,978	0.4
79,292		Telenor ASA	1,183,569	0.1
270,820		Telia Co. AB	1,087,937	0.1
437,554		Telstra Corp., Ltd.	1,607,875	0.1
32,605	L	TPG Telecom Ltd.	160,064	0.0
40,500		Vocus Communications Ltd.	112,782	0.0
2,825,880		Vodafone Group PLC	6,954,193	0.5
			57,839,070	4.4

		Utilities: 3.3%
76,528		AGL Energy Ltd.	1,217,598	0.1
113,263		APA Group	699,209	0.1
539,534		Centrica PLC	1,553,891	0.1
74,402		Cheung Kong Infrastructure Holdings Ltd.	590,929	0.0
72,342		Chubu Electric Power Co., Inc.	1,006,667	0.1
35,272		Chugoku Electric Power Co., Inc.	412,845	0.0
180,365		CLP Holdings Ltd.	1,654,107	0.1
80,930		Contact Energy Ltd.	261,704	0.0
4,782	#,@	DONG Energy A/S	180,887	0.0
136,320		DUET Group	269,210	0.0
212,568		E.ON AG	1,495,409	0.1
15,642		Electric Power Development Co., Ltd.	359,008	0.0
23,972	L	Electricite de France SA	243,913	0.0
24,342		Enagas	616,907	0.0
28,013		Endesa S.A.	592,423	0.0
845,521		Enel S.p.A.	3,716,669	0.3
258,319		EDP - Energias de Portugal SA	786,209	0.1
44,668	L	Fortum OYJ	682,805	0.1
35,965		Gas Natural SDG S.A.	676,622	0.1
154,955		Engie SA	1,972,421	0.1
96,500	#	HK Electric Investments & HK Electric Investments Ltd.	79,555	0.0
16,681		Hokuriku Electric Power Co.	186,578	0.0
825,798		Hong Kong & China Gas	1,458,518	0.1
150,845		Power Assets Holdings Ltd.	1,326,995	0.1
592,373		Iberdrola S.A.	3,878,802	0.3
14,500	#,@	Innogy SE	503,847	0.1

See Accompanying Notes to Financial Statements

38

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

77,462	@ Kansai Electric Power Co., Inc.	844,464	0.1
48,160	Kyushu Electric Power Co., Inc.	521,740	0.0
131,000	Meridian Energy Ltd.	236,316	0.0
401,770	National Grid PLC	4,694,208	0.4
214,828	Osaka Gas Co., Ltd.	824,308	0.1
48,116	Red Electrica Corp. SA	906,516	0.1
53,685	@ RWE AG	666,161	0.0
105,927	SSE PLC	2,022,589	0.2
25,278	Severn Trent PLC	690,821	0.1
31,168	Suez	459,246	0.0
169,206	Terna Rete Elettrica Nazionale SpA	773,840	0.1
22,000	Toho Gas Co., Ltd.	178,680	0.0
51,013	Tohoku Electric Power Co., Inc.	643,067	0.0
158,966	@ Tokyo Electric Power Co., Inc.	639,792	0.0
223,361	Tokyo Gas Co., Ltd.	1,008,283	0.1
71,071	United Utilities Group PLC	787,777	0.1
47,885	Veolia Environnement	813,658	0.1
		43,135,194	3.3

	Total Common Stock
	(Cost $1,264,139,230)	1,271,989,088	96.1

PREFERRED STOCK: 0.5%
		Consumer Discretionary: 0.3%
5,486	Bayerische Motoren Werke AG	418,968	0.0
15,539	Porsche AG	844,081	0.1
10,747	@ Schaeffler AG	158,586	0.0
19,816	Volkswagen AG	2,772,606	0.2
		4,194,241	0.3

		Consumer Staples: 0.2%
18,405	Henkel AG & Co. KGaA	2,190,935	0.2

		Materials: 0.0%
7,773	Fuchs Petrolub AG	325,607	0.0

	Total Preferred Stock
	(Cost $7,570,602)	6,710,783	0.5

RIGHTS: 0.0%
		Energy: 0.0%
118,484	@ Repsol SA	43,903	0.0

	Total Rights
	(Cost $41,284)	43,903	0.0

	Total Long-Term Investments
	(Cost $1,271,751,116)	1,278,743,774	96.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 1.6%
4,959,856	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,960,128, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,059,053, due 01/25/17-10/20/66)	4,959,856	0.4
4,959,856	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $4,960,144, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $5,059,053, due 12/01/17-01/01/47)	4,959,856	0.3
4,959,856	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,960,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,059,053, due 03/02/17-02/01/49)	4,959,856	0.4
1,043,878	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,043,935, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $1,064,756, due 10/31/18-11/30/22)	1,043,878	0.1

See Accompanying Notes to Financial Statements

39

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

4,959,856	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,960,128, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,059,053, due 01/15/17-08/20/66)	4,959,856	0.4
		20,883,302	1.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.4%
32,155,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $32,155,000)	32,155,000	2.4

	Total Short-Term Investments
	(Cost $53,038,302)	53,038,302	4.0

	Total Investments in Securities (Cost $1,324,789,418)	$1,331,782,076	100.6
	Liabilities in Excess of Other Assets	(7,320,188)	(0.6)
	Net Assets	$1,324,461,888	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $1,340,055,386.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$140,660,800
Gross Unrealized Depreciation	(148,934,110)

Net Unrealized Depreciation	$(8,273,310)

See Accompanying Notes to Financial Statements

40

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 19.8%
2,600		ABC-Mart, Inc.	147,086	0.1
4,400		Accordia Golf Co., Ltd.	45,175	0.0
2,300		Adastria Co. Ltd.	59,509	0.0
700		Aeon Fantasy Co., Ltd.	19,115	0.0
3,600		Aisan Industry Co., Ltd.	30,749	0.0
14,070		Aisin Seiki Co., Ltd.	608,801	0.2
8,000	@	Akebono Brake Industry Co., Ltd.	20,696	0.0
1,400		Alpen Co., Ltd.	25,096	0.0
4,000		Alpine Electronics, Inc.	51,898	0.0
500		Amiyaki Tei Co., Ltd.	16,663	0.0
1,100		Amuse, Inc.	16,905	0.0
3,300		AOKI Holdings, Inc.	40,507	0.0
3,000		Aoyama Trading Co., Ltd.	104,249	0.1
800		Arata Corp.	18,089	0.0
3,000		Arc Land Sakamoto Co., Ltd.	34,753	0.0
1,200		Asahi Co., Ltd.	13,181	0.0
2,800		Asatsu-DK, Inc.	67,702	0.0
15,100	L	Asics Corp.	300,911	0.1
1,800		Askul Corp.	61,445	0.0
18,000		Atsugi Co., Ltd.	19,222	0.0
5,700		Autobacs Seven Co., Ltd.	85,519	0.0
3,200		Avex Group Holdings, Inc.	45,932	0.0
3,700		Belluna Co., Ltd.	22,753	0.0
5,400		Benesse Holdings, Inc.	148,365	0.1
6,400		Best Denki Co., Ltd.	8,361	0.0
8,900		BIC Camera, Inc.	81,362	0.0
54,400		Bridgestone Corp.	1,957,355	0.7
11,000		Calsonic Kansei Corp.	168,601	0.1
1,400		Can Do Co., Ltd.	21,078	0.0
4,300		Canon Marketing Japan, Inc.	72,202	0.0
12,700		Casio Computer Co., Ltd.	178,983	0.1
700		Central Sports Co., Ltd.	16,689	0.0
1,900		Chiyoda Co., Ltd.	45,060	0.0
1,700		Chofu Seisakusho Co., Ltd.	38,106	0.0
1,200		Chori Co., Ltd.	18,015	0.0
9,000		Clarion Co., Ltd.	32,201	0.0
1,600		Cleanup Corp.	13,005	0.0
5,400		Colowide Co., Ltd.	89,608	0.0
1,200		Corona Corp.	11,781	0.0
4,700		Create Restaurants Holdings, Inc.	40,941	0.0
8,600		CyberAgent, Inc.	211,747	0.1
2,500		Daido Metal Co., Ltd.	24,911	0.0
1,900		Daidoh Ltd.	6,613	0.0
2,500		Daiichikosho Co., Ltd.	98,673	0.1
1,300		Daikoku Denki Co., Ltd.	19,912	0.0
2,400		Daikyonishikawa Corp.	30,775	0.0
1,500		Dainichi Co., Ltd.	9,111	0.0
1,300		Daisyo Corp.	17,669	0.0
7,500		DCM Holdings Co., Ltd.	66,558	0.0
7,300		Dena Co., Ltd.	159,542	0.1
37,600		Denso Corp.	1,626,444	0.6
17,900		Dentsu, Inc.	841,718	0.3
4,100		Descente Ltd.	47,095	0.0
9,800		Don Quijote Holdings Co. Ltd.	361,672	0.1
1,900		Doshisha Co., Ltd.	34,078	0.0
2,900		Doutor Nichires Holdings Co., Ltd.	53,260	0.0
1,600		Dunlop Sports Co. Ltd.	14,169	0.0
5,000		Dynic Corp.	7,520	0.0
2,000		Eagle Industry Co., Ltd.	26,574	0.0
5,900		EDION Corp.	55,250	0.0
2,200		Exedy Corp.	61,793	0.0
1,400		Yondoshi Holdings, Inc.	29,526	0.0
2,500		Fast Retailing Co., Ltd.	892,568	0.3
2,600		FCC Co., Ltd.	46,657	0.0
2,200		Foster Electric Co., Ltd.	41,446	0.0
3,100		France Bed Holdings Co., Ltd.	24,606	0.0
1,200		F-Tech, Inc.	13,459	0.0
1,900		Fuji Co., Ltd.	39,606	0.0
47,800		Fuji Heavy Industries Ltd.	1,947,583	0.7
3,000		Fuji Kiko Co., Ltd.	12,709	0.0
4,000		Fuji Kyuko Co., Ltd.	36,959	0.0
15,100		Fuji Media Holdings, Inc.	211,244	0.1
1,000		Fujibo Holdings, Inc.	28,339	0.0
2,500		Fujikura Rubber Ltd.	14,144	0.0
7,000	L	Fujita Kanko, Inc.	21,048	0.0
5,000		Fujitsu General Ltd.	105,606	0.1
1,700		Funai Electric Co., Ltd.	13,363	0.0
2,000		Furukawa Battery Co., Ltd.	12,683	0.0
4,900		Futaba Industrial Co., Ltd.	28,552	0.0
8,000		Gakken Holdings Co., Ltd.	21,810	0.0
600		Genki Sushi Co., Ltd.	10,817	0.0
2,900		Geo Corp.	33,711	0.0
1,100		Globeride, Inc.	18,147	0.0
800		Goldwin, Inc.	35,631	0.0
1,000		Gourmet Kineya Co., Ltd.	8,608	0.0
4,900	L	IDOM, Inc.	26,964	0.0
12,000		Gunze Ltd.	39,832	0.0
7,835		H2O Retailing Corp.	119,334	0.1
21,800		Hakuhodo DY Holdings, Inc.	268,427	0.1
30		Hakuyosha Co., Ltd.	688	0.0
2,000		Happinet Corp.	21,832	0.0
1,500		Hard Off Corp. Co., Ltd.	15,714	0.0
1,400		Haruyama Trading Co., Ltd.	10,283	0.0
19,700		Haseko Corp.	199,739	0.1
4,688		Heiwa Corp.	107,104	0.1
1,827		Hiday Hidaka Corp.	43,510	0.0
1,800		Hikari Tsushin, Inc.	167,559	0.1
3,000		Hiramatsu, Inc.	17,222	0.0
2,800		HIS Co., Ltd.	73,417	0.0
138,300		Honda Motor Co., Ltd.	4,037,712	1.4
2,010		Honeys Co., Ltd.	20,913	0.0
3,400		Hoosiers Holdings Co. Ltd.	17,658	0.0
1,600		Ichibanya Co., Ltd.	51,008	0.0
5,000		Ichikoh Industries Ltd.	16,092	0.0
12,520		Iida Group Holdings Co. Ltd.	237,345	0.1

See Accompanying Notes to Financial Statements

41

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,500		Imasen Electric Industrial	21,397	0.0
1,400		Intage Holdings, Inc.	23,657	0.0
29,800		Isetan Mitsukoshi Holdings Ltd.	320,876	0.1
43,900		Isuzu Motors Ltd.	555,095	0.2
3,000		Izumi Co., Ltd.	128,993	0.1
19,200		J Front Retailing Co., Ltd.	258,503	0.1
2,200	@	Janome Sewing Machine Co., Ltd.	15,022	0.0
5,000		Japan Wool Textile Co., Ltd.	37,167	0.0
1,100		Jin Co. Ltd.	50,552	0.0
1,470		Joban Kosan Co. Ltd.	20,079	0.0
4,000		Joshin Denki Co., Ltd.	33,792	0.0
2,500		Joyful Honda Co. Ltd.	67,120	0.0
5,500	L	JP-Holdings, Inc.	11,965	0.0
13,370		JVC Kenwood Holdings, Inc.	36,418	0.0
4,786		Kadokawa Dwango Corp.	69,042	0.0
3,000	L	Kappa Create Co., Ltd.	33,515	0.0
2,500		Kasai Kogyo Co., Ltd.	29,584	0.0
1,000		Kawai Musical Instruments Manufacturing Co., Ltd.	19,726	0.0
18,000		KYB Corp.	87,086	0.0
3,300		Keihin Corp.	57,675	0.0
4,400		Keiyo Co., Ltd.	21,063	0.0
120,000	@	Kimuratan Corp.	7,187	0.0
11,000	@	KNT-CT Holdings Co., Ltd.	13,626	0.0
5,000	@	Kintetsu Department Store Co. Ltd.	14,859	0.0
2,100		Kisoji Co., Ltd.	42,317	0.0
2,400		Kohnan Shoji Co., Ltd.	45,086	0.0
9,000		Koito Manufacturing Co., Ltd.	475,290	0.2
3,800	@	Kojima Co., Ltd.	9,381	0.0
4,000		Komatsu Seiren Co., Ltd.	25,822	0.0
2,500		Komeri Co., Ltd.	56,365	0.0
2,400		Konaka Co., Ltd.	11,972	0.0
1,900		Kourakuen Holdings Corp.	26,582	0.0
6,520		Ks Holdings Corp.	113,993	0.1
1,100		Kura Corp.	46,190	0.0
17,000		Kurabo Industries Ltd.	33,217	0.0
1,260		Kyoritsu Maintenance Co., Ltd.	73,347	0.0
500		LEC, Inc.	13,791	0.0
5,200		Look, Inc.	7,466	0.0
1,100		Mars Engineering Corp.	21,142	0.0
16,100		Marui Group Co., Ltd.	234,571	0.1
3,700		Matsuya Co., Ltd.	32,315	0.0
1,100		Matsuya Foods Co., Ltd.	35,475	0.0
48,500		Mazda Motor Corp.	789,773	0.3
2,500		Meiko Network Japan Co., Ltd.	23,184	0.0
1,800		Meiwa Estate Co., Ltd.	10,947	0.0
2,000		Misawa Homes Co., Ltd.	17,822	0.0
2,900		Mitsuba Corp.	46,940	0.0
55,500		Mitsubishi Motors Corp.	315,496	0.1
2,000		Mitsui Home Co., Ltd.	8,712	0.0
9,000		Mizuno Corp.	43,719	0.0
600	L	Monogatari Corp.	21,418	0.0
2,000		MOS Food Services, Inc.	59,952	0.0
2,000		Musashi Seimitsu Industry Co., Ltd.	51,874	0.0
1,800		Nakayamafuku Co., Ltd.	12,485	0.0
16,900		Namco Bandai Holdings, Inc.	465,172	0.2
3,800		Next Co. Ltd	25,659	0.0
13,600		NGK Spark Plug Co., Ltd.	301,441	0.1
15,200		NHK Spring Co., Ltd.	144,559	0.1
10,000		Nice Holdings, Inc.	12,907	0.0
2,900		Nifco, Inc.	152,799	0.1
1,300		Nihon Eslead Corp.	15,003	0.0
27,200		Nikon Corp.	422,428	0.2
50	@	Nippon Columbia Co., Ltd.	276	0.0
1,800		Nippon Felt Co., Ltd.	7,895	0.0
900		Nippon Piston Ring Co., Ltd.	15,716	0.0
13,500		Nippon Television Network Corp.	244,740	0.1
2,700		Nishimatsuya Chain Co., Ltd.	32,276	0.0
184,700		Nissan Motor Co., Ltd.	1,852,752	0.7
6,300		Nissan Shatai Co., Ltd.	61,150	0.0
7,000		Nissei Build Kogyo Co., Ltd.	31,719	0.0
3,500		Nissin Kogyo Co., Ltd.	55,231	0.0
6,600		Nitori Co., Ltd.	752,499	0.3
1,500		Nojima Corp.	16,111	0.0
7,500		NOK Corp.	151,692	0.1
1,600		Ohashi Technica, Inc.	19,230	0.0
1,200		Ohsho Food Service Corp.	45,184	0.0
10,000		Onward Holdings Co., Ltd.	69,971	0.0
17,200		Oriental Land Co., Ltd.	970,797	0.3
3,700		Pacific Industrial Co., Ltd.	46,961	0.0
1,000		PAL Group Holdings Co., Ltd.	23,720	0.0
2,600		Paltac Corp.	61,321	0.0
6,000		PanaHome Corp.	48,488	0.0
175,850		Panasonic Corp.	1,783,499	0.6
1,000		Parco Co., Ltd.	8,822	0.0
4,400		Paris Miki Holdings, Inc.	17,502	0.0
1,100		PIA Corp.	27,510	0.0
900		Piolax, Inc.	59,671	0.0
22,700	@	Pioneer Corp.	45,661	0.0
1,900		Plenus Co., Ltd.	37,046	0.0
9,000		Press Kogyo Co., Ltd.	39,665	0.0
82,100	@	Rakuten, Inc.	804,403	0.3
1,300		Renaissance, Inc.	16,557	0.0
6,100		Resorttrust, Inc.	112,355	0.1
1,400		Right On Co., Ltd.	12,033	0.0
1,000		Riken Corp.	37,809	0.0
1,600		Ringer Hut Co., Ltd.	31,013	0.0
2,800		Rinnai Corp.	225,298	0.1
3,940		Riso Kyoiku Co. Ltd.	19,969	0.0
5,900		Round One Corp.	40,835	0.0
2,600	L	Royal Holdings Co., Ltd.	41,521	0.0
2,000		Ryohin Keikaku Co., Ltd.	391,467	0.2
2,800		Sagami Chain Co., Ltd.	30,908	0.0
2,700		Saizeriya Co., Ltd.	60,624	0.0
900		Sakai Ovex Co., Ltd.	13,479	0.0
600		San Holdings, Inc.	7,966	0.0

See Accompanying Notes to Financial Statements

42

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

9,000		Sanden Holdings Corp.	28,570	0.0
5,200		Sangetsu Co., Ltd.	89,989	0.0
3,700		Sankyo Co., Ltd.	119,294	0.1
4,700		Sankyo Seiko Co., Ltd.	16,028	0.0
4,900		Sanrio Co., Ltd.	92,252	0.0
811,000	@,L	Sansui Electric Co., Ltd.	–	–
7,000		Sanyo Electric Railway Co. Ltd	36,414	0.0
11,000		Sanyo Shokai Ltd.	16,544	0.0
3,500		Scroll Corp.	10,287	0.0
15,300		Sega Sammy Holdings, Inc.	227,359	0.1
11,000		Seiko Holdings Corp.	38,928	0.0
4,200		Seiren Co., Ltd.	51,470	0.0
36,100		Sekisui Chemical Co., Ltd.	574,659	0.2
54,700		Sekisui House Ltd.	908,802	0.3
3,700		Senshukai Co., Ltd.	22,392	0.0
3,900		Shimachu Co., Ltd.	103,775	0.1
1,800		Shimamura Co., Ltd.	224,429	0.1
6,200		Shimano, Inc.	971,123	0.4
900		Shimojima Co., Ltd.	8,608	0.0
1,400		Shobunsha Publications, Inc.	7,943	0.0
11,000		Shochiku Co., Ltd.	121,999	0.1
4,500		Showa Corp.	31,248	0.0
8,900		Sky Perfect Jsat Corp.	40,889	0.0
5,400		Skylark Co. Ltd.	71,211	0.0
108,712		Sony Corp.	3,037,624	1.1
1,100		St. Marc Holdings Co., Ltd.	33,404	0.0
10,800		Stanley Electric Co., Ltd.	294,221	0.1
14,000		Start Today Co. Ltd.	241,168	0.1
1,500		Starts Corp., Inc.	25,314	0.0
1,300		Studio Alice Co., Ltd.	24,057	0.0
5,000		Suminoe Textile Co., Ltd.	10,753	0.0
61,100		Sumitomo Electric Industries Ltd.	879,798	0.3
11,600		Sumitomo Forestry Co., Ltd.	153,205	0.1
15,100		Sumitomo Rubber Industries, Inc.	238,917	0.1
30,200		Suzuki Motor Corp.	1,060,288	0.4
7,000		T RAD Co., Ltd.	17,405	0.0
2,700		Tachi-S Co., Ltd.	45,221	0.0
1,300		Taiho Kogyo Co., Ltd.	18,163	0.0
23,000		Takashimaya Co., Ltd.	189,330	0.1
2,400	@,L	Takata Corp.	17,604	0.0
1,040		Take And Give Needs Co., Ltd.	6,487	0.0
2,000		Takihyo Co., Ltd.	7,777	0.0
1,600		Tamron Co., Ltd.	26,507	0.0
4,000		TBK Co., Ltd.	17,003	0.0
1,700		TPR Co., Ltd.	47,705	0.0
1,800		T-Gaia Corp.	29,246	0.0
2,400		Toa Corp./Hyogo	21,512	0.0
1,100	@	Toabo Corp.	5,140	0.0
6,000		Toei Co., Ltd.	51,913	0.0
10,200		Toho Co., Ltd.	287,731	0.1
3,800		Tokai Rika Co., Ltd.	76,072	0.0
3,000		Sumitomo Riko Co., Ltd.	29,388	0.0
720		Token Corp.	51,067	0.0
9,300		Tokyo Broadcasting System Holdings, Inc.	148,317	0.1
2,250		Sac's Bar Holdings, Inc.	22,801	0.0
6,500		Tokyo Dome Corp.	63,960	0.0
14,000		Tokyotokeiba Co., Ltd.	32,084	0.0
5,700		Tomy Co., Ltd.	60,397	0.0
4,000		Nissan Tokyo Sales Holdings Co., Ltd.	11,402	0.0
3,300		Topre Corp.	82,400	0.0
1,900		Toridoll Holdings Corp.	40,905	0.0
8,500		Toyo Tire & Rubber Co., Ltd.	105,575	0.1
4,900		Toyoda Gosei Co., Ltd.	114,362	0.1
5,200		Toyota Boshoku Corp.	119,205	0.1
13,700		Toyota Industries Corp.	651,370	0.2
186,682		Toyota Motor Corp.	10,944,869	3.8
3,300		TS Tech Co., Ltd.	84,836	0.0
7,350		TSI Holdings Co. Ltd.	43,983	0.0
500		Tsutsumi Jewelry Co., Ltd.	8,353	0.0
4,100		TV Asahi Holdings Corp.	80,779	0.0
1,300		Tv Tokyo Holdings Corp.	25,729	0.0
3,100		Unipres Corp.	61,552	0.0
2,100		United Arrows Ltd.	57,917	0.0
59,000	@	Unitika Ltd.	42,276	0.0
3,100	L	U-Shin Ltd.	20,277	0.0
19,000		USS Co., Ltd.	301,830	0.1
3,900		ValueCommerce Co. Ltd.	10,921	0.0
4,200		VT Holdings Co. Ltd.	20,681	0.0
10,000		Wacoal Holdings Corp.	116,419	0.1
2,100		WATAMI Co., Ltd.	19,826	0.0
800		Wowow, Inc.	23,958	0.0
2,500		Xebio Holdings Co., Ltd.	38,544	0.0
48,500		Yamada Denki Co., Ltd.	261,146	0.1
20,000	@	Yamada SxL Home Co. Ltd.	13,487	0.0
10,400		Yamaha Corp.	317,123	0.1
21,600		Yamaha Motor Co., Ltd.	473,668	0.2
1,500		Yellow Hat Ltd.	32,366	0.0
9,300		Yokohama Rubber Co., Ltd.	166,240	0.1
5,000		Yomiuri Land Co., Ltd.	20,656	0.0
1,700		Yorozu Corp.	24,396	0.0
5,600		Yoshinoya D&C Co., Ltd.	76,773	0.0
2,400		Zenrin Co., Ltd.	43,512	0.0
7,900		Zensho Holdings Co., Ltd.	129,946	0.1
			57,940,955	19.8

		Consumer Staples: 8.5%
62,045		Aeon Co., Ltd.	876,919	0.3
800		Aeon Hokkaido Corp.	4,037	0.0
1,900		Ain Pharmaciez, Inc.	125,579	0.1
35,800		Ajinomoto Co., Inc.	720,388	0.3
3,000		Arcs Co., Ltd.	67,356	0.0
1,500		Ariake Japan Co., Ltd.	80,150	0.0
2,300		Artnature, Inc.	13,904	0.0
32,200		Asahi Group Holdings, Ltd.	1,013,820	0.4
900		Belc Co., Ltd.	34,669	0.0
6,900		Calbee, Inc.	215,840	0.1
1,300		Cawachi Ltd.	32,391	0.0
2,300		Chubu Shiryo Co., Ltd.	19,963	0.0
6,470		Coca-Cola East Japan Co., Ltd.	142,431	0.1
5,700		Coca-Cola West Co., Ltd.	167,801	0.1
1,620		Cocokara fine, Inc.	59,422	0.0

See Accompanying Notes to Financial Statements

43

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

900		Cosmos Pharmaceutical Corp.	165,689	0.1
2,400		Create SD Holdings	51,314	0.0
500		Daikokutenbussan Co., Ltd.	20,962	0.0
2,200		Ci:z Holdings Co. Ltd	61,811	0.0
900		Dydo Drinco, Inc.	46,778	0.0
1,300		Earth Chemical Co., Ltd.	52,831	0.0
5,800	@,L	Euglena Co. Ltd.	63,830	0.0
4,200		Ezaki Glico Co., Ltd.	196,569	0.1
6,690		FamilyMart UNY Holdings Co., Ltd.	445,153	0.2
3,200		FANCL Corp.	44,716	0.0
16,380		Feed One Co., Ltd.	21,680	0.0
4,500		Fuji Oil Holdings, Inc.	88,265	0.0
1,800		Fujicco Co., Ltd.	37,122	0.0
11,000	@	Fujiya Co., Ltd.	20,132	0.0
400		Genky Stores, Inc.	19,203	0.0
1,400		Axial Retailing, Inc.	48,024	0.0
1,200	@	Hayashikane Sangyo Co., Ltd.	8,836	0.0
3,300		Heiwado Co., Ltd.	77,792	0.0
1,900		Hokuto Corp.	34,263	0.0
6,000		House Foods Group, Inc.	124,141	0.1
1,900		Inageya Co., Ltd.	24,027	0.0
5,100		Ito En Ltd.	169,052	0.1
400		Itochu-Shokuhin Co., Ltd.	14,950	0.0
9,870	@	Itoham Yonekyu Holdings, Inc.	91,303	0.0
95,500		Japan Tobacco, Inc.	3,134,658	1.1
800		J-Oil Mills, Inc.	27,255	0.0
6,200	L	Kagome Co., Ltd.	154,850	0.1
1,100		Kameda Seika Co. Ltd.	50,169	0.0
41,000		Kao Corp.	1,940,730	0.7
2,400		Kato Sangyo Co., Ltd.	56,104	0.0
500		Kenko Mayonnaise Co. Ltd.	14,090	0.0
8,700		Kewpie Corp.	211,008	0.1
1,800		KEY Coffee, Inc.	33,506	0.0
12,000		Kikkoman Corp.	382,875	0.1
74,300	L	Kirin Holdings Co., Ltd.	1,205,980	0.4
4,600		Kobayashi Pharmaceutical Co., Ltd.	196,471	0.1
900		Kobe Bussan Co. Ltd.	31,511	0.0
2,600		Kose Corp.	215,561	0.1
1,100		Kotobuki Spirits Co. Ltd.	26,223	0.0
1,400	L	Kusuri no Aoki Holdings Co. Ltd.	62,289	0.0
1,100		Kyokuyo Co., Ltd.	25,667	0.0
5,300		Lawson, Inc.	372,016	0.1
1,100		Life Corp.	30,952	0.0
21,000		Lion Corp.	344,219	0.1
1,600		Mandom Corp.	68,883	0.0
10,000		Marudai Food Co., Ltd.	42,144	0.0
3,400		Maruha Nichiro Corp.	91,614	0.0
3,000		Matsumotokiyoshi Holdings Co., Ltd.	147,588	0.1
3,800		Megmilk Snow Brand Co., Ltd.	104,455	0.0
10,200		MEIJI Holdings Co., Ltd.	797,928	0.3
700		Meito Sangyo Co., Ltd.	8,281	0.0
1,012		Milbon Co., Ltd.	38,241	0.0
1,400		Ministop Co., Ltd.	24,441	0.0
1,700		Mitsubishi Shokuhin Co. Ltd.	50,448	0.0
1,600		Mitsui Sugar Co., Ltd.	34,273	0.0
15,000		Miyoshi Oil & Fat Co., Ltd.	18,572	0.0
3,300		Morinaga & Co., Ltd.	137,276	0.1
16,000		Morinaga Milk Industry Co., Ltd.	115,027	0.1
3,000		Morozoff Ltd.	12,942	0.0
1,000		Nagatanien Holdings Co., Ltd.	11,938	0.0
700		Nakamuraya Co., Ltd.	29,852	0.0
1,000		Natori Co., Ltd.	16,265	0.0
8,700		Nichirei Corp.	179,882	0.1
420		Nihon Chouzai Co., Ltd.	15,631	0.0
1,100		Nippon Beet Sugar Manufacturing Co., Ltd.	21,802	0.0
4,800		Nippon Flour Mills Co., Ltd.	66,615	0.0
11,000		NH Foods Ltd.	296,742	0.1
23,100		Nippon Suisan Kaisha Ltd.	110,902	0.0
10,000		Nisshin Oillio Group Ltd.	45,930	0.0
18,045		Nisshin Seifun Group, Inc.	270,385	0.1
6,800		Nissin Food Products Co., Ltd.	356,685	0.1
1,000		Noevir Holdings Co. Ltd.	31,259	0.0
9,000		Oenon Holdings, Inc.	19,920	0.0
1,000		OIE Sangyo Co., Ltd.	9,352	0.0
3,000		Okuwa Co., Ltd.	30,103	0.0
9,200		Pigeon Corp.	234,583	0.1
1,600	L	Pola Orbis Holdings, Inc.	131,909	0.1
12,000		Prima Meat Packers Ltd.	42,633	0.0
1,500		Qol Co. Ltd.	17,917	0.0
2,600		Rock Field Co., Ltd.	35,165	0.0
1,100		S Foods, Inc.	28,506	0.0
2,700		Sakata Seed Corp.	76,153	0.0
1,100		San-A Co., Ltd.	53,128	0.0
5,700		Sapporo Holdings Ltd.	146,445	0.1
63,643		Seven & I Holdings Co., Ltd.	2,420,291	0.8
5,000		Shinyei Kaisha	7,472	0.0
30,500		Shiseido Co., Ltd.	770,857	0.3
8,000		Showa Sangyo Co., Ltd.	41,040	0.0
1,000		Sogo Medical Co., Ltd.	36,655	0.0
2,000		ST Corp.	25,933	0.0
800		Starzen Co., Ltd.	33,000	0.0
2,900		Sugi Holdings Co., Ltd.	137,582	0.1
2,900		Sundrug Co., Ltd.	200,510	0.1
11,600		Suntory Beverage & Food Ltd.	480,491	0.2
12,000		Takara Holdings, Inc.	110,199	0.0
400		Tobu Store Co., Ltd.	9,699	0.0
1,200		Toho Co., Ltd./Hyogo	25,940	0.0
2,900	L	Torigoe Co., Ltd.	19,307	0.0
8,200		Toyo Suisan Kaisha Ltd.	296,671	0.1
3,500		Tsuruha Holdings, Inc.	331,249	0.1
32,500		Unicharm Corp.	709,809	0.3
4,780		United Super Markets Holdings, Inc.	40,260	0.0
3,500		Valor Holdings Co., Ltd.	91,079	0.0
1,000		Warabeya Nichiyo Co., Ltd.	21,088	0.0
1,420		Welcia Holdings Co. Ltd.	86,429	0.0
1,500		Yaizu Suisankagaku Industry Co., Ltd.	14,240	0.0
9,100		Yakult Honsha Co., Ltd.	421,024	0.2
1,400		Yamatane Corp.	18,987	0.0

See Accompanying Notes to Financial Statements

44

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

230		Yamaya Corp.	3,359	0.0
12,500		Yamazaki Baking Co., Ltd.	240,993	0.1
1,800		Yaoko Co., Ltd.	71,605	0.0
4,800		Yokohama Reito Co., Ltd.	42,048	0.0
1,000		Yomeishu Seizo Co., Ltd.	16,055	0.0
			24,714,934	8.5

		Energy: 0.9%
4,900	@	Fuji Oil Co., Ltd.	15,952	0.0
5,300		Cosmo Energy Holdings Co. Ltd.	74,313	0.0
7,600		Idemitsu Kosan Co., Ltd.	201,593	0.1
90,200		Inpex Corp.	901,622	0.3
2,700		Itochu Enex Co., Ltd.	21,159	0.0
700	L	Japan Drilling Co. Ltd.	14,598	0.0
400		Japan Oil Transportation Co., Ltd.	8,289	0.0
2,700		Japan Petroleum Exploration Co., Ltd.	59,858	0.0
178,010		JX Holdings, Inc.	752,167	0.3
2,800		Mitsuuroko Group Holdings Co., Ltd.	16,613	0.0
1,800		Modec, Inc.	28,692	0.0
24,400		Nippon Coke & Engineering Co., Ltd.	22,304	0.0
2,600		Nippon Gas Co., Ltd.	74,483	0.0
1,000		Sala Corp.	5,565	0.0
4,500		San-Ai Oil Co., Ltd.	32,136	0.0
3,600		Shinko Plantech Co., Ltd.	26,129	0.0
14,400		Showa Shell Sekiyu KK	133,782	0.1
1,000		Sinanen Holdings Co., Ltd.	18,237	0.0
26,000		TonenGeneral Sekiyu KK	273,786	0.1
9,000		Toyo Kanetsu K K	24,185	0.0
			2,705,463	0.9

		Financials: 13.7%
23,000		77 Bank Ltd.	110,779	0.1
31,100	@	Acom Co., Ltd.	135,805	0.1
9,600		AEON Financial Service Co., Ltd.	170,036	0.1
500		Aichi Bank Ltd.	28,208	0.0
26,700	@	Aiful Corp.	78,729	0.0
11,000		Akita Bank Ltd.	35,535	0.0
1,300	L	Anicom Holdings, Inc.	26,871	0.0
13,000		Aomori Bank Ltd.	43,554	0.0
93,000		Aozora Bank Ltd.	328,593	0.1
13,000		Awa Bank Ltd.	79,222	0.0
1,000		Bank of Iwate Ltd.	40,246	0.0
26,000		Bank of Kyoto Ltd.	192,727	0.1
1,300	L	Bank of Nagoya Ltd.	46,077	0.0
1,500		Bank of Okinawa Ltd.	54,562	0.0
11,000		Bank of Saga Ltd.	28,043	0.0
3,700		Bank of the Ryukyus Ltd.	48,506	0.0
3,000		Tokyo Century Corp.	102,363	0.1
58,000		Chiba Bank Ltd.	355,548	0.1
5,200		Chiba Kogyo Bank Ltd.	26,271	0.0
10,700		Chugoku Bank Ltd.	153,455	0.1
800		Chukyo Bank Ltd.	16,043	0.0
98,528		Concordia Financial Group Ltd.	474,129	0.2
11,500		Credit Saison Co., Ltd.	204,653	0.1
91,700		Dai-ichi Life Holdings, Inc.	1,524,648	0.5
1,200		Daisan Bank Ltd.	18,652	0.0
18,000		Daishi Bank Ltd.	80,599	0.0
13,000		Daito Bank Ltd.	18,568	0.0
140,000		Daiwa Securities Group, Inc.	862,082	0.3
500		Dream Incubator, Inc.	8,619	0.0
800		eGuarantee, Inc.	16,909	0.0
1,600		Ehime Bank Ltd.	18,847	0.0
11,000		Eighteenth Bank Ltd.	32,762	0.0
11,800		FIDEA Holdings Co., Ltd.	21,031	0.0
5,700		Financial Products Group Co. Ltd.	49,107	0.0
14,000		Fukui Bank Ltd.	35,227	0.0
61,000		Fukuoka Financial Group, Inc.	270,534	0.1
34,000		Fukushima Bank Ltd.	28,184	0.0
1,800		Fuyo General Lease Co., Ltd.	85,833	0.0
2,000		GCA Corp.	14,033	0.0
32,500		Gunma Bank Ltd.	177,603	0.1
28,300		Hachijuni Bank Ltd.	163,754	0.1
44,000		Hiroshima Bank Ltd.	205,032	0.1
3,400		Hitachi Capital Corp.	83,486	0.0
15,000		Hokkoku Bank Ltd.	53,252	0.0
1,500		Hokuetsu Bank Ltd.	33,940	0.0
9,800		Hokugin Financial Group, Inc.	168,834	0.1
14,000		Hyakugo Bank Ltd.	56,820	0.0
15,000		Hyakujushi Bank Ltd.	50,855	0.0
2,700		IBJ Leasing Co., Ltd.	60,280	0.0
4,500		Ichiyoshi Securities Co., Ltd.	34,430	0.0
2,500		IwaiCosmo Holdings, Inc.	23,360	0.0
16,000		Iyo Bank Ltd.	110,118	0.1
9,000		Jaccs Co., Ltd.	39,758	0.0
2,600		Jafco Co., Ltd.	85,116	0.0
1,999	@	Japan Asia Investment Co., Ltd.	9,330	0.0
41,800		Japan Post Bank Co. Ltd.	500,913	0.2
41,200		Japan Post Holdings Co. Ltd.	513,001	0.2
5,500		Japan Post Insurance Co. Ltd.	117,631	0.1
8,111		Japan Securities Finance Co., Ltd.	44,115	0.0
15,700		Jimoto Holdings, Inc.	26,574	0.0
19,000		Juroku Bank Ltd.	66,479	0.0
13,000		kabu.com Securities Co., Ltd.	44,667	0.0
2,700		Kansai Urban Banking Corp.	33,650	0.0
12,000		Keiyo Bank Ltd.	54,294	0.0
800		Kita-Nippon Bank Ltd.	21,323	0.0
5,600		Kiyo Bank Ltd.	89,321	0.0
7,000		Kosei Securities Co., Ltd.	11,850	0.0
2,600		Kyokuto Securities Co., Ltd.	38,349	0.0
23,720		Kyushu Financial Group, Inc.	160,715	0.1
See Accompanying Notes to Financial Statements

45

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

5,300		Marusan Securities Co., Ltd.	44,595	0.0
7,400		Matsui Securities Co., Ltd.	63,640	0.0
70,690		Mebuki Financial Group, Inc.	261,265	0.1
10,000		Michinoku Bank Ltd.	19,045	0.0
800		Mie Bank Ltd.	15,932	0.0
1,400		Minato Bank Ltd.	25,016	0.0
8,800		Mito Securities Co., Ltd.	24,477	0.0
1,146,100		Mitsubishi UFJ Financial Group, Inc.	7,068,371	2.4
37,700		Mitsubishi UFJ Lease & Finance Co., Ltd.	194,447	0.1
45,311		MS&AD Insurance Group Holdings, Inc.	1,403,171	0.5
12,000		Miyazaki Bank Ltd.	36,942	0.0
2,056,400		Mizuho Financial Group, Inc.	3,690,281	1.3
16,600		Monex Group, Inc.	46,087	0.0
2,400		Musashino Bank Ltd.	69,038	0.0
600		Nagano Bank Ltd.	10,428	0.0
1,500		Nanto Bank Ltd.	56,930	0.0
9,400	@	Nishi-Nippon Financial Holdings, Inc.	98,363	0.0
31,950		Sompo Holdings, Inc.	1,078,993	0.4
309,400		Nomura Holdings, Inc.	1,829,223	0.6
23,200		North Pacific Bank Ltd.	95,544	0.1
19,000		Ogaki Kyoritsu Bank Ltd.	73,854	0.0
9,000		Oita Bank Ltd.	33,568	0.0
12,000		Okasan Holdings, Inc.	73,906	0.0
30,600	@,L	Orient Corp.	55,495	0.0
107,400		ORIX Corp.	1,671,601	0.6
46,500		Osaka Securities Exchange Co. Ltd.	663,197	0.2
1,800		Pocket Card Co., Ltd.	8,635	0.0
176,300		Resona Holdings, Inc.	903,541	0.3
1,300		Ricoh Leasing Co., Ltd.	40,000	0.0
9,200		San-In Godo Bank Ltd.	76,648	0.0
17,360		SBI Holdings, Inc.	220,575	0.1
15,930		Senshu Ikeda Holdings, Inc.	73,359	0.0
54,700		Seven Bank Ltd.	156,408	0.1
14,000		Shiga Bank Ltd.	76,088	0.0
13,000		Shikoku Bank Ltd.	31,747	0.0
700		Shimizu Bank Ltd.	21,908	0.0
140,000		Shinsei Bank Ltd.	234,268	0.1
41,000		Shizuoka Bank Ltd.	344,094	0.1
14,100		Sony Financial Holdings, Inc.	219,797	0.1
121,152		Sumitomo Mitsui Financial Group, Inc.	4,613,828	1.6
31,444		Sumitomo Mitsui Trust Holdings, Inc.	1,125,026	0.4
15,200		Suruga Bank Ltd.	339,378	0.1
55,200		T&D Holdings, Inc.	728,497	0.3
7,000		Taiko Bank Ltd.	15,722	0.0
8,800		Tochigi Bank Ltd.	43,175	0.0
13,000		Toho Bank Ltd.	48,515	0.0
13,000		Tohoku Bank Ltd.	17,332	0.0
17,600		Tokai Tokyo Financial Holdings	93,396	0.0
61,600		Tokio Marine Holdings, Inc.	2,522,094	0.9
2,128		Tokyo TY Financial Group, Inc.	74,068	0.0
1,100		Tomato Bank Ltd.	15,068	0.0
12,300		TOMONY Holdings, Inc.	63,553	0.0
600		Tottori Bank Ltd.	9,803	0.0
26,000		Towa Bank Ltd.	24,638	0.0
7,000		Toyo Securities Co., Ltd.	16,897	0.0
8,300		Tsukuba Bank Ltd.	24,592	0.0
9,000		Yamagata Bank Ltd.	37,907	0.0
14,000		Yamaguchi Financial Group, Inc.	152,420	0.1
9,000		Yamanashi Chuo Bank Ltd.	42,779	0.0
4,200		Zenkoku Hosho Co. Ltd.	134,637	0.1
			40,198,242	13.7

		Health Care: 6.9%
18,000		Alfresa Holdings Corp.	297,306	0.1
1,200		As One Corp.	49,851	0.0
1,900		ASKA Pharmaceutical Co., Ltd.	27,656	0.0
165,200		Astellas Pharma, Inc.	2,291,878	0.8
2,200		BML, Inc.	52,376	0.0
15,800		Chugai Pharmaceutical Co., Ltd.	453,208	0.2
1,000		CMIC Holdings Co., Ltd.	12,938	0.0
900		Create Medic Co., Ltd.	7,367	0.0
47,700		Daiichi Sankyo Co., Ltd.	973,998	0.3
2,700	L	Daiken Medical Co. Ltd.	18,555	0.0
11,200		Sumitomo Dainippon Pharma Co. Ltd.	192,240	0.1
1,060		Daito Pharmaceutical Co. Ltd.	20,383	0.0
1,600		Eiken Chemical Co., Ltd.	42,066	0.0
19,800		Eisai Co., Ltd.	1,134,686	0.4
2,100		EPS Holdings, Inc.	24,444	0.0
1,800		Falco Holdings Co. Ltd.	22,623	0.0
1,000		FINDEX, Inc.	8,093	0.0
800		Fuso Pharmaceutical Industries Ltd.	19,047	0.0
4,600		Hisamitsu Pharmaceutical Co., Inc.	229,756	0.1
1,100		Hogy Medical Co., Ltd.	67,743	0.0
32,600		Hoya Corp.	1,366,899	0.5
1,200		Japan Lifeline Co. Ltd	23,832	0.0
1,400		JCR Pharmaceuticals Co. Ltd.	34,070	0.0
6,000		Jeol Ltd.	26,131	0.0
2,900		Kaken Pharmaceutical Co., Ltd.	153,576	0.1
3,000		Kissei Pharmaceutical Co., Ltd.	74,606	0.0
3,700		Kyorin Co., Ltd.	79,177	0.0
18,900		Kyowa Hakko Kirin Co., Ltd.	260,695	0.1
13,900		M3, Inc.	349,460	0.1
2,100		Mani, Inc.	49,926	0.0
14,700		Medipal Holdings Corp.	231,556	0.1
800		Menicon Co. Ltd.	22,516	0.0
4,000		Miraca Holdings, Inc.	178,904	0.1
18,300		Mitsubishi Tanabe Pharma Corp.	358,312	0.1
1,100		Mochida Pharmaceutical Co., Ltd.	76,234	0.0
2,300		Nagaileben Co., Ltd.	50,090	0.0
3,100		NichiiGakkan Co., Ltd.	22,309	0.0
4,050		Nichi-iko Pharmaceutical Co., Ltd.	57,776	0.0
6,400		Nihon Kohden Corp.	141,352	0.1
5,900		Nikkiso Co., Ltd.	55,943	0.0

See Accompanying Notes to Financial Statements

46

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

400		Nippon Chemiphar Co., Ltd.	18,615	0.0
3,800		Nippon Shinyaku Co., Ltd.	187,038	0.1
10,600		Nipro Corp.	115,665	0.0
1,400		Nissui Pharmaceutical Co., Ltd.	15,434	0.0
24,300		Olympus Corp.	837,251	0.3
36,600		Ono Pharmaceutical Co., Ltd.	797,683	0.3
34,700		Otsuka Holdings Co. Ltd.	1,511,546	0.5
1,500		Paramount Bed Holdings Co. Ltd.	59,923	0.0
2,800	@,L	PeptiDream, Inc.	145,079	0.1
8,100	L	Rohto Pharmaceutical Co., Ltd.	127,050	0.1
29,300		Santen Pharmaceutical Co., Ltd.	357,499	0.1
2,800		Sawai Pharmaceutical Co., Ltd.	150,092	0.1
3,200		Seikagaku Corp.	47,297	0.0
1,700	@	Shin Nippon Biomedical Laboratories Ltd.	8,491	0.0
22,000		Shionogi & Co., Ltd.	1,051,445	0.4
2,900		Ship Healthcare Holdings, Inc.	74,341	0.0
6,830		Suzuken Co., Ltd.	223,085	0.1
11,900		Sysmex Corp.	687,576	0.2
1,500		Taiko Pharmaceutical Co. Ltd.	23,749	0.0
3,400		Taisho Pharmaceutical Holdings Co. Ltd.	281,857	0.1
3,800		Takara Bio, Inc.	50,894	0.0
60,600		Takeda Pharmaceutical Co., Ltd.	2,514,054	0.9
23,600		Terumo Corp.	870,022	0.3
5,100		Toho Holdings Co., Ltd.	101,644	0.0
900		Tokai Corp./Gifu	30,618	0.0
1,200		Torii Pharmaceutical Co., Ltd.	26,501	0.0
900		Towa Pharmaceutical Co., Ltd.	35,224	0.0
3,900		Tsukui Corp.	26,366	0.0
5,200		Tsumura & Co.	143,123	0.1
3,100		Vital KSK Holdings, Inc.	26,219	0.0
3,300		ZERIA Pharmaceutical Co., Ltd.	50,823	0.0
			20,155,782	6.9

		Industrials: 21.5%
1,900		Advan Co., Ltd.	19,538	0.0
1,700		Aeon Delight Co., Ltd.	47,429	0.0
4,900		Aica Kogyo Co., Ltd.	128,993	0.1
2,900		Aichi Corp.	20,299	0.0
4,400		Aida Engineering Ltd.	41,611	0.0
282,000		ANA Holdings, Inc.	758,588	0.3
21,400		Amada Holdings Co., Ltd.	238,408	0.1
3,000		Anest Iwata Corp.	29,338	0.0
6,000	@	Arrk Corp.	6,034	0.0
5,200		Asahi Diamond Industrial Co., Ltd.	37,885	0.0
78,000		Asahi Glass Co., Ltd.	529,203	0.2
720		Asahi Kogyosha Co., Ltd.	17,974	0.0
7,000		Asanuma Corp.	22,862	0.0
1,500		Asunaro Aoki Construction Co., Ltd.	10,015	0.0
3,500		Bando Chemical Industries Ltd.	30,950	0.0
2,000		Bell System24 Holdings, Inc.	16,850	0.0
5,100		Bunka Shutter Co., Ltd.	39,206	0.0
17,000		Central Glass Co., Ltd.	79,100	0.0
12,900		Central Japan Railway Co.	2,118,046	0.7
800		Central Security Patrols Co., Ltd.	14,335	0.0
12,000		Chiyoda Corp.	82,831	0.0
1,100		Chiyoda Integre Co., Ltd.	22,125	0.0
1,800		Chudenko Corp.	39,664	0.0
9,000		Chugai Ro Co., Ltd.	17,284	0.0
4,700		CKD Corp.	53,161	0.0
6,600		COMSYS Holdings Corp.	120,666	0.1
2,600		Cosel Co., Ltd.	27,797	0.0
1,500		CTI Engineering Co., Ltd.	13,326	0.0
44,000		Dai Nippon Printing Co., Ltd.	434,133	0.2
3,000		Dai-Dan Co., Ltd.	25,010	0.0
7,800		Daifuku Co., Ltd.	165,710	0.1
9,000		Daihen Corp.	55,478	0.0
7,000		Daiho Corp.	33,001	0.0
5,000		Daiichi Jitsugyo Co., Ltd.	28,535	0.0
21,200		Daikin Industries Ltd.	1,942,109	0.7
3,000		Daiseki Co., Ltd.	61,390	0.0
3,100		Daiwa Industries Ltd.	23,501	0.0
1,900		Denyo Co., Ltd.	25,707	0.0
9,200		DMG Mori Co. Ltd.	111,411	0.1
4,300		Duskin Co., Ltd.	88,295	0.0
29,700		East Japan Railway Co.	2,560,696	0.9
6,700		Ebara Corp.	190,451	0.1
700		Ebara Jitsugyo Co. Ltd.	8,046	0.0
700		Endo Lighting Corp.	5,226	0.0
15,600		Fanuc Ltd.	2,609,794	0.9
17,800		Fudo Tetra Corp.	31,168	0.0
45,000		Fuji Electric Holdings Co., Ltd.	232,367	0.1
5,100		Fuji Machine Manufacturing Co., Ltd.	58,228	0.0
21,100		Fujikura Ltd.	114,264	0.1
4,400		Fujitec Co., Ltd.	51,468	0.0
3,000		Fukuda Corp.	28,711	0.0
900		Fukushima Industries Corp.	25,909	0.0
8,000	L	Fukuyama Transporting Co., Ltd.	45,327	0.0
2,500		Fullcast Co., Ltd.	20,538	0.0
2,640	L	Funai Soken Holdings, Inc.	41,406	0.0
28,000		Furukawa Co., Ltd.	50,835	0.0
5,300		Furukawa Electric Co., Ltd.	154,664	0.1
2,700		Futaba Corp.	45,280	0.0
1,000		Gakujo Co., Ltd.	10,098	0.0
1,100		Gecoss Corp.	10,426	0.0
4,900		Glory Ltd.	154,410	0.1
30,000		GS Yuasa Corp.	124,382	0.1
1,500		Hamakyorex Co., Ltd.	27,807	0.0
19,600		Hankyu Hanshin Holdings, Inc.	627,608	0.2

See Accompanying Notes to Financial Statements

47

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

15,000		Hanwa Co., Ltd.	97,858	0.1
12,200		Hazama Ando Corp.	80,281	0.0
2,200		Hibiya Engineering Ltd.	31,211	0.0
21,000		Hino Motors Ltd.	213,361	0.1
2,700		Hisaka Works Ltd.	20,329	0.0
6,900		Hitachi Construction Machinery Co., Ltd.	149,170	0.1
3,800		Hitachi Koki Co., Ltd.	47,768	0.0
3,300		Hitachi Transport System Ltd.	66,856	0.0
12,700		Hitachi Zosen Corp.	66,267	0.0
3,200		Hokuetsu Industries Co. Ltd.	21,749	0.0
3,400		Hoshizaki Corp.	269,175	0.1
5,000		Hosokawa Micron Corp.	32,237	0.0
2,000		Howa Machinery Ltd.	10,483	0.0
3,000		Ichinen Holdings Co., Ltd.	29,275	0.0
2,400		Idec Corp.	22,363	0.0
118,000	@	IHI Corp.	305,608	0.1
9,900		Iino Kaiun Kaisha Ltd.	38,950	0.0
2,000		Inaba Denki Sangyo Co., Ltd.	68,760	0.0
1,800		Inaba Seisakusho Co., Ltd.	20,732	0.0
3,800		Inabata & Co., Ltd.	41,806	0.0
1,330		Inui Global Logistics Co. Ltd.	11,228	0.0
19,000		Iseki & Co., Ltd.	36,487	0.0
112,000		Itochu Corp.	1,482,966	0.5
4,000		Itoki Corp.	25,227	0.0
6,000		Iwasaki Electric Co., Ltd.	9,581	0.0
17,000		Iwatani Corp.	90,223	0.0
27,700		Japan Airlines Co. Ltd.	808,308	0.3
4,700		Japan Airport Terminal Co., Ltd.	169,830	0.1
8,000		Japan Pulp & Paper Co., Ltd.	25,181	0.0
5,500		Japan Steel Works Ltd.	97,297	0.1
6,000		Japan Transcity Corp.	21,888	0.0
16,000		JGC Corp.	289,861	0.1
2,600		JK Holdings Co., Ltd.	13,022	0.0
22,170		LIXIL Group Corp.	502,489	0.2
16,000		JTEKT Corp.	255,133	0.1
2,700		Juki Corp.	24,339	0.0
76,000		Kajima Corp.	524,941	0.2
17,000		Kamigumi Co., Ltd.	161,914	0.1
2,000		Kanaden Corp.	18,174	0.0
3,000		Kanagawa Chuo Kotsu Co., Ltd.	18,691	0.0
2,100		Kanamoto Co., Ltd.	55,464	0.0
7,000		Kandenko Co., Ltd.	63,054	0.0
34,000		Kanematsu Corp.	57,135	0.0
2,500		Katakura Industries Co., Ltd.	29,210	0.0
1,200		Kato Works Co., Ltd.	31,066	0.0
400		Kawada Technologies, Inc.	27,010	0.0
117,000		Kawasaki Heavy Industries Ltd.	366,229	0.1
60,000		Kawasaki Kisen Kaisha Ltd.	135,575	0.1
33,000		Keihan Holdings Co., Ltd.	216,461	0.1
42,000		Keikyu Corp.	486,494	0.2
43,000		Keio Corp.	353,210	0.1
11,500		Keisei Electric Railway Co., Ltd.	278,460	0.1
3,300		Kimura Chemical Plants Co., Ltd.	9,434	0.0
900		Kimura Unity Co., Ltd.	9,206	0.0
10,200		Kinden Corp.	126,968	0.1
2,000		King Jim Co., Ltd.	14,447	0.0
300		Kinki Sharyo Co., Ltd.	6,705	0.0
153,000		Kintetsu Group Holdings Co., Ltd.	583,035	0.2
3,000		Kintetsu World Express, Inc.	41,507	0.0
1,000		Kitagawa Iron Works Co., Ltd.	19,450	0.0
8,000		Kitano Construction Corp.	21,962	0.0
2,200		Kito Corp.	23,745	0.0
7,700		Kitz Corp.	42,039	0.0
4,000	@	Kobe Electric Railway Co. Ltd.	12,824	0.0
7,600		Kokuyo Co., Ltd.	87,310	0.0
395		Komaihal Tec, Inc.	7,212	0.0
74,800		Komatsu Ltd.	1,694,231	0.6
900		Komatsu Wall Industry Co., Ltd.	14,605	0.0
3,700		Komori Corp.	48,339	0.0
2,400		Konoike Transport Co. Ltd.	31,501	0.0
800		KRS Corp.	16,694	0.0
77,200		Kubota Corp.	1,100,163	0.4
27,000		Kumagai Gumi Co., Ltd.	69,144	0.0
9,000		Kurita Water Industries, Ltd.	198,006	0.1
1,900		Kuroda Electric Co., Ltd.	37,476	0.0
8,000		Kyodo Printing Co., Ltd.	27,347	0.0
3,400		Kyokuto Kaihatsu Kogyo Co., Ltd.	45,601	0.0
6,300		Kyowa Exeo Corp.	90,497	0.0
3,400		Kyudenko Corp.	91,114	0.0
11,400	@	Kyushu Railway Co.	298,473	0.1
4,200		Mabuchi Motor Co., Ltd.	218,249	0.1
11,000		Maeda Corp.	95,676	0.1
2,100		Maeda Kosen Co. Ltd	22,973	0.0
6,000		Maeda Road Construction Co., Ltd.	100,065	0.1
1,600		Maezawa Kasei Industries Co., Ltd.	16,338	0.0
600		Maezawa Kyuso Industries Co., Ltd.	7,799	0.0
8,000		Makino Milling Machine Co., Ltd.	62,425	0.0
10,000		Makita Corp.	668,189	0.2
147,500		Marubeni Corp.	834,271	0.3
700		Maruka Machinery Co. Ltd.	9,520	0.0
6,000		Maruzen Showa Unyu Co., Ltd.	23,389	0.0
1,500		Matsuda Sangyo Co., Ltd.	19,246	0.0
2,600		Matsui Construction Co., Ltd.	23,559	0.0
3,000		Max Co., Ltd.	36,597	0.0
15,000		Meidensha Corp.	51,482	0.0
4,400		Meisei Industrial Co. Ltd.	21,410	0.0
2,100		Meitec Corp.	80,222	0.0
2,400		Meiwa Corp.	8,328	0.0
24,500		Minebea Co., Ltd.	228,615	0.1

See Accompanying Notes to Financial Statements

48

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

5,610		Mirait Holdings Corp.	50,559	0.0
17,000		Misumi Group, Inc.	279,254	0.1
114,200		Mitsubishi Corp.	2,425,454	0.8
164,700		Mitsubishi Electric Corp.	2,290,839	0.8
260,000		Mitsubishi Heavy Industries Ltd.	1,181,972	0.4
10,000		Mitsubishi Logistics Corp.	140,983	0.1
9,000	L	Mitsubishi Kakoki Kaisha Ltd.	16,519	0.0
1,300		Mitsubishi Pencil Co., Ltd.	68,254	0.0
4,000		Mitsuboshi Belting Co., Ltd.	34,013	0.0
137,100		Mitsui & Co., Ltd.	1,878,588	0.7
51,000		Mitsui Engineering & Shipbuilding Co., Ltd.	78,865	0.0
1,700		Mitsui Matsushima Co., Ltd.	18,739	0.0
77,000		Mitsui OSK Lines Ltd.	212,525	0.1
12,000		Mitsui-Soko Holdings Co. Ltd.	35,224	0.0
6,500		Miura Co., Ltd.	98,608	0.1
6,000		Miyaji Engineering Group, Inc.	9,809	0.0
5,300	L	MonotaRO Co. Ltd.	108,075	0.1
3,200		Morita Holdings Corp.	45,317	0.0
3,100		Relia, Inc.	30,549	0.0
8,200		Nabtesco Corp.	190,084	0.1
1,900		NAC Co., Ltd.	15,869	0.0
15,000		Nachi-Fujikoshi Corp.	64,814	0.0
8,100		Nagase & Co., Ltd.	105,630	0.1
55,000		Nagoya Railroad Co., Ltd.	265,551	0.1
4,000		Nakabayashi Co. Ltd.	9,120	0.0
5,044		Namura Shipbuilding Co., Ltd.	34,398	0.0
33,000		Nankai Electric Railway Co., Ltd.	167,200	0.1
830	@	NC Holdings Co. Ltd.	6,462	0.0
800		NEC Capital Solutions Ltd.	12,387	0.0
19,800		NGK Insulators Ltd.	383,266	0.1
8,000		Nichias Corp.	76,954	0.0
600		Nichiden Corp.	16,134	0.0
2,300		Nichiha Corp.	56,698	0.0
3,200		Nichireki Co., Ltd.	25,187	0.0
20,014		Nidec Corp.	1,723,019	0.6
4,800		Nihon M&A Center, Inc.	132,942	0.1
500		Nihon Trim Co., Ltd.	19,273	0.0
800		Nikko Co. Ltd./Hyogo	14,432	0.0
4,000		Nippo Corp.	74,522	0.0
8,000	L	Nippon Carbon Co., Ltd.	15,489	0.0
2,900		Nippon Densetsu Kogyo Co., Ltd.	46,252	0.0
58,000		Nippon Express Co., Ltd.	311,418	0.1
2,100		Nippon Hume Corp.	12,404	0.0
1,800		Nippon Kanzai Co., Ltd.	27,892	0.0
1,400		Nippon Koei Co. Ltd.	30,915	0.0
5,000		Nippon Holdings Co., Ltd.	104,115	0.1
20,500		Nippon Parking Development Co. Ltd.	29,057	0.0
7,000		Nippon Road Co., Ltd.	27,260	0.0
2,000		Nippon Seisen Co., Ltd.	10,076	0.0
8,000	@,L	Nippon Sharyo Ltd.	19,065	0.0
8,100	@	Nippon Sheet Glass Co., Ltd.	58,770	0.0
928		Nippon Steel & Sumikin Bussan Corp.	35,763	0.0
6,000		Nippon Thompson Co., Ltd.	25,288	0.0
129,880		Nippon Yusen KK	240,523	0.1
2,300		Mitsubishi Nichiyu Forklift Co., Ltd.	16,668	0.0
19,000		Nishimatsu Construction Co., Ltd.	91,826	0.0
18,000		Nishi-Nippon Railroad Co., Ltd.	82,209	0.0
1,200		Nishio Rent All Co., Ltd.	36,732	0.0
900		Nissei ASB Machine Co. Ltd	18,152	0.0
2,100		Nissei Plastic Industrial Co., Ltd.	18,137	0.0
2,600	L	Nissha Printing Co., Ltd.	62,546	0.0
8,700		Nisshinbo Industries, Inc.	83,771	0.0
7,000		Nissin Corp.	21,640	0.0
2,800		Nissin Electric Co., Ltd.	30,828	0.0
1,300		Nitta Corp.	35,329	0.0
12,000		Nitto Boseki Co., Ltd.	46,812	0.0
2,500		Nitto Kogyo Corp.	34,038	0.0
1,000		Nitto Kohki Co., Ltd.	22,150	0.0
2,900		Nittoc Construction Co. Ltd.	11,659	0.0
3,800		Nomura Co., Ltd.	54,859	0.0
900		Noritake Co., Ltd.	21,887	0.0
3,200		Noritz Corp.	53,912	0.0
7,000		NS United Kaiun Kaisha Ltd.	11,936	0.0
31,100		NSK Ltd.	359,189	0.1
36,000		NTN Corp.	145,232	0.1
1,000		Obara Corp.	44,510	0.0
51,100		Obayashi Corp.	487,870	0.2
3,000		Obayashi Road Corp.	17,921	0.0
24,700		Odakyu Electric Railway Co., Ltd.	488,071	0.2
2,380		Oiles Corp.	42,720	0.0
4,100		Okabe Co., Ltd.	33,625	0.0
5,600		Okamura Corp.	50,223	0.0
10,000		OKK Corp.	10,068	0.0
10,000		Okuma Corp.	95,145	0.1
14,000		Okumura Corp.	78,618	0.0
1,900		Onoken Co., Ltd.	22,064	0.0
4,000		Organo Corp.	16,100	0.0
7,100		OSG Corp.	139,408	0.1
5,950		OSJB Holdings Corp.	12,082	0.0
1,100	L	Outsourcing, Inc.	34,218	0.0
2,100		Oyo Corp.	25,145	0.0
7,700		Park24 Co., Ltd.	208,511	0.1
2,800		Pegasus Sewing Machine Manufacturing Co., Ltd.	17,097	0.0
20,100		Penta-Ocean Construction Co., Ltd.	96,971	0.1
2,800		Pilot Corp.	115,433	0.1
2,800		Prestige International, Inc.	19,759	0.0
2,000		Pronexus, Inc.	18,820	0.0
3,400		PS Mitsubishi Construction Co., Ltd.	11,213	0.0
3,100		Raito Kogyo Co., Ltd.	31,755	0.0

See Accompanying Notes to Financial Statements

49

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

35,000		Recruit Holdings Co. Ltd.	1,402,674	0.5
2,200		Rheon Automatic Machinery Co., Ltd.	16,514	0.0
9,000		Ryobi Ltd.	35,230	0.0
7,000		Sakai Heavy Industries Ltd.	19,543	0.0
800		Sakai Moving Service Co., Ltd.	18,418	0.0
3,800	@	Sanix, Inc.	6,431	0.0
4,600		Sanki Engineering Co., Ltd.	38,247	0.0
2,300		Sankyo Tateyama, Inc.	31,252	0.0
20,000		Sankyu, Inc.	120,681	0.1
15,500		Sanwa Holdings Corp.	147,420	0.1
5,000		Sanyo Denki Co. Ltd.	34,825	0.0
1,800		Sata Construction Co., Ltd.	6,772	0.0
2,000		Sato Holding Corp.	39,969	0.0
2,300		Sato Shoji Corp.	16,671	0.0
2,000		SBS Holdings, Inc.	13,907	0.0
16,600		Secom Co., Ltd.	1,212,864	0.4
400		Seibu Electric Industry Co., Ltd.	7,658	0.0
20,500		Seibu Holdings, Inc.	367,030	0.1
4,300		Seikitokyu Kogyo Co., Ltd.	18,148	0.0
10,800		Seino Holdings Corp.	119,669	0.1
2,500		Sekisui Jushi Corp.	39,409	0.0
7,300		Senko Co., Ltd.	49,183	0.0
6,000		Shibusawa Warehouse Co., Ltd.	17,848	0.0
900		Shibuya Corp.	18,808	0.0
2,100		Shima Seiki Manufacturing Ltd.	70,915	0.0
52,000		Shimizu Corp.	474,654	0.2
1,900		Shin Nippon Air Technologies Co. Ltd.	20,531	0.0
2,000		Shin-Keisei Electric Railway Co., Ltd.	7,045	0.0
6,000		Shinmaywa Industries Ltd.	53,828	0.0
2,700		Shinnihon Corp.	21,687	0.0
500		Shinsho Corp.	10,381	0.0
1,700		Shinwa Co., Ltd./Nagoya	25,333	0.0
1,800		SHO-BOND Holdings Co., Ltd.	74,719	0.0
14,000		Sinfonia Technology Co. Ltd.	31,424	0.0
4,100		Sintokogio Ltd.	35,632	0.0
4,800		SMC Corp.	1,142,038	0.4
2,000		Soda Nikka Co., Ltd.	8,640	0.0
2,900		Sodick Co., Ltd.	23,926	0.0
5,800		Sohgo Security Services Co., Ltd.	222,626	0.1
88,500		Sojitz Corp.	214,273	0.1
25,000		Sotetsu Holdings, Inc.	123,215	0.1
2,600		Star Micronics Co., Ltd.	35,326	0.0
1,000		Subaru Enterprise Co., Ltd.	4,325	0.0
800		Sugimoto & Co., Ltd.	10,235	0.0
8,600		Sumiseki Holdings, Inc.	6,834	0.0
94,100		Sumitomo Corp.	1,104,679	0.4
1,400		Sumitomo Densetsu Co., Ltd.	15,346	0.0
46,700		Sumitomo Heavy Industries	299,868	0.1
69,100		Sumitomo Mitsui Construction Co., Ltd.	72,452	0.0
4,000		Sumitomo Precision Products Co. Ltd.	12,094	0.0
11,000		Sumitomo Warehouse Co., Ltd./The	58,025	0.0
34,000	@	SWCC Showa Holdings Co., Ltd.	24,905	0.0
7,800		Tadano Ltd.	98,052	0.1
3,000		Taihei Dengyo Kaisha Ltd.	29,078	0.0
14,000		Taiheiyo Kouhatsu, Inc.	11,966	0.0
2,200		Taikisha Ltd.	53,569	0.0
88,500		Taisei Corp.	617,993	0.2
1,400		Takamatsu Construction Group Co., Ltd.	29,731	0.0
1,000		Takaoka Toko Co. Ltd.	18,507	0.0
1,200		Takara Printing Co., Ltd.	15,858	0.0
3,200		Takara Standard Co., Ltd.	52,315	0.0
4,300		Takasago Thermal Engineering Co., Ltd.	55,237	0.0
2,500		Takeei Corp.	20,527	0.0
2,600		Takeuchi Manufacturing Co. Ltd.	57,622	0.0
7,000		Takisawa Machine Tool Co., Ltd.	9,448	0.0
5,000		Takuma Co., Ltd.	42,660	0.0
4,200		Tanseisha Co., Ltd.	28,744	0.0
4,100		Tatsuta Electric Wire and Cable Co., Ltd.	15,921	0.0
2,700		TechnoPro Holdings, Inc.	86,299	0.0
1,600		Teikoku Electric Manufacturing Co., Ltd.	13,905	0.0
2,000	L	Teikoku Sen-I Co., Ltd.	26,110	0.0
11,000	L	Tekken Corp.	32,163	0.0
12,200		Temp Holdings Co., Ltd.	188,670	0.1
10,400		THK Co., Ltd.	229,669	0.1
1,600		Toa Corp.	27,246	0.0
4,000		TOA Road Corp.	11,839	0.0
17,200		Tobishima Corp.	26,966	0.0
79,000		Tobu Railway Co., Ltd.	391,633	0.2
1,300		Tocalo Co., Ltd.	28,182	0.0
20,000		Toda Corp.	105,107	0.1
3,000		Toenec Corp.	14,723	0.0
7,200		Tokai Holdings Corp.	50,235	0.0
2,000		Tokyo Energy & Systems, Inc.	17,074	0.0
8,000		Tokyo Keiki, Inc.	15,374	0.0
2,500		Tokyo Sangyo Co. Ltd.	10,219	0.0
6,090		Tokyu Construction Co., Ltd.	48,902	0.0
85,000		Tokyu Corp.	623,744	0.2
8,000		Toli Corp.	25,452	0.0
1,900		Tomoe Corp.	5,829	0.0
2,300		Toppan Forms Co., Ltd.	23,946	0.0
41,000		Toppan Printing Co., Ltd.	390,943	0.2
2,200		Torishima Pump Manufacturing Co., Ltd.	21,344	0.0
345,000	@	Toshiba Corp.	833,362	0.3
10,000		Toshiba Machine Co., Ltd.	39,987	0.0

See Accompanying Notes to Financial Statements

50

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,600		Toshiba Plant Systems & Services Corp.	34,203	0.0
4,000		Tosho Printing Co., Ltd.	16,718	0.0
2,200		Totetsu Kogyo Co., Ltd.	56,923	0.0
11,700		Toto Ltd.	462,133	0.2
6,400		Toyo Construction Co., Ltd.	22,387	0.0
11,000		Toyo Engineering Corp.	29,291	0.0
5,000		Toyo Logistics Co., Ltd.	12,809	0.0
1,200		Toyo Tanso Co., Ltd.	19,245	0.0
6,000		Toyo Wharf & Warehouse Co., Ltd.	9,422	0.0
16,300		Toyota Tsusho Corp.	423,673	0.2
600		Trancom Co. Ltd.	29,353	0.0
3,400		Trusco Nakayama Corp.	71,096	0.0
9,000		Tsubakimoto Chain Co.	72,976	0.0
3,000		Tsubakimoto Kogyo Co., Ltd.	8,606	0.0
6,000		Tsugami Corp.	34,359	0.0
3,300		Tsukishima Kikai Co., Ltd.	34,543	0.0
1,300		Tsurumi Manufacturing Co., Ltd.	18,787	0.0
4,000		Uchida Yoko Co., Ltd.	16,619	0.0
4,100		Ueki Corp.	9,038	0.0
800		Union Tool Co.	20,763	0.0
9,200		Ushio, Inc.	117,012	0.1
17,000		Wakachiku Construction Co., Ltd.	22,334	0.0
3,000		Wakita & Co. Ltd.	24,950	0.0
700		Weathernews, Inc.	21,508	0.0
14,800		West Japan Railway Co.	906,588	0.3
2,800		Yahagi Construction Co., Ltd.	25,841	0.0
3,700		Yamabiko Corp.	51,377	0.0
27,200		Yamato Holdings Co., Ltd.	551,372	0.2
6,200		Yamazen Corp.	51,725	0.0
2,100		Yasuda Logistics Corp.	13,585	0.0
2,700		Yokogawa Bridge Corp.	31,370	0.0
1,000		Yondenko Corp.	3,829	0.0
1,500		Yuasa Trading Co., Ltd.	37,365	0.0
4,000		Yuken Kogyo Co., Ltd.	7,513	0.0
2,000		Yusen Logistics Co. Ltd.	20,785	0.0
900		Yushin Precision Equipment Co., Ltd.	22,254	0.0
			62,956,546	21.5

		Information Technology: 10.4%
2,300		A&D Co., Ltd.	9,198	0.0
10,600		Advantest Corp.	177,880	0.1
2,700	L	Ai Holdings Corp.	53,520	0.0
400		Aichi Tokei Denki Co., Ltd.	12,668	0.0
1,200		Aiphone Co., Ltd.	20,153	0.0
1,280		Alpha Systems, Inc.	20,381	0.0
14,300		Alps Electric Co., Ltd.	343,600	0.1
5,000		Amano Corp.	87,639	0.1
9,600		Anritsu Corp.	51,633	0.0
1,600		Argo Graphics, Inc.	32,145	0.0
4,100		Arisawa Manufacturing Co., Ltd.	22,530	0.0
3,000		Asahi Net, Inc.	12,563	0.0
1,200		Ateam, Inc.	23,584	0.0
825		Axell Corp.	6,905	0.0
4,000		Broadleaf Co. Ltd.	21,590	0.0
19,700		Brother Industries Ltd.	354,155	0.1
2,200		CAC Holdings Corp.	16,615	0.0
1,600		Canon Electronics, Inc.	24,085	0.0
82,366		Canon, Inc.	2,319,606	0.8
3,600		Capcom Co., Ltd.	84,506	0.0
3,000		Computer Institute of Japan Ltd.	13,523	0.0
17,000		Citizen Watch Co., Ltd.	101,356	0.1
3,800	@	CMK Corp.	22,351	0.0
4,500		COLOPL, Inc.	38,022	0.0
3,400	@	Cookpad, Inc.	31,146	0.0
1,400		Cybernet Systems Co., Ltd.	7,692	0.0
3,600		Cybozu, Inc.	13,703	0.0
1,200		Dai-ichi Seiko Co. Ltd	13,449	0.0
3,300		Screen Holdings Co. Ltd.	203,968	0.1
14,000		Daiwabo Holdings Co., Ltd.	34,195	0.0
5,000		Denki Kogyo Co., Ltd.	24,468	0.0
4,100	@	Dexerials Corp.	38,875	0.0
1,000		Digital Arts, Inc.	22,534	0.0
2,600		Digital Garage, Inc.	44,766	0.0
2,000		Dip Corp.	41,212	0.0
1,900		Disco Corp.	229,712	0.1
2,100		DTS Corp.	44,671	0.0
1,700		Eizo Corp.	50,476	0.0
1,100		Elecom Co. Ltd	18,421	0.0
900		Enplas Corp.	26,492	0.0
2,200		ESPEC Corp.	25,132	0.0
1,000		Excel Co., Ltd.	13,080	0.0
5,400		F N Communications, Inc.	34,179	0.0
870		Faith, Inc.	9,093	0.0
2,300		Fuji Soft, Inc.	54,483	0.0
32,300		Fuji Film Holdings Corp.	1,223,065	0.4
148,000		Fujitsu Ltd.	819,557	0.3
2,700		Furuno Electric Co., Ltd.	19,502	0.0
5,600	L	GMO internet, Inc.	71,247	0.0
1,300	L	GMO Payment Gateway, Inc.	57,638	0.0
2,200		Gurunavi, Inc.	43,592	0.0
10,200		Gree, Inc.	53,603	0.0
1,400	@	Gumi, Inc.	9,855	0.0
29,100	@,L	GungHo Online Entertainment, Inc.	61,833	0.0
11,900		Hamamatsu Photonics KK	312,557	0.1
1,200	L	Hearts United Group Co. Ltd.	17,282	0.0
1,200		Hioki EE Corp.	21,609	0.0
2,465		Hirose Electric Co., Ltd.	304,836	0.1
5,100		Hitachi High-Technologies Corp.	205,124	0.1
3,900		Hitachi Kokusai Electric, Inc.	81,244	0.0
371,146		Hitachi Ltd.	2,001,272	0.7
2,200		Hitachi Maxell Ltd.	37,495	0.0
1,300		Hochiki Corp.	15,856	0.0
10,000		Hokuriku Electric Industry Co., Ltd.	11,449	0.0
3,000		Horiba Ltd.	138,548	0.1
4,500		Hosiden Corp.	36,351	0.0
9,600		Ibiden Co., Ltd.	128,750	0.1
1,100		Icom, Inc.	21,264	0.0
3,100		Ines Corp.	32,230	0.0
1,430		I-Net Corp.	13,276	0.0
6,200		Infomart Corp.	36,181	0.0

See Accompanying Notes to Financial Statements

51

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,600		Innotech Corp.	12,751	0.0
2,300		Internet Initiative Japan, Inc.	34,643	0.0
400		Iriso Electronics Co. Ltd.	22,857	0.0
1,300		Information Services International-Dentsu Ltd.	19,888	0.0
2,200	L	Istyle, Inc.	15,571	0.0
4,900		TIS, Inc.	104,730	0.1
3,900		Itfor, Inc.	21,038	0.0
3,400		Itochu Techno-Solutions Corp.	88,246	0.1
9,000	@	Iwatsu Electric Co., Ltd.	6,461	0.0
5,000		Japan Aviation Electronics Industry Ltd.	70,207	0.0
2,000	L	Japan Cash Machine Co., Ltd.	25,556	0.0
1,300		Japan Digital Laboratory Co., Ltd.	26,671	0.0
29,700	@	Japan Display, Inc.	84,347	0.0
1,200		Japan Material Co. Ltd.	18,488	0.0
1,000		Japan Radio Co., Ltd.	11,950	0.0
1,700		Jastec Co., Ltd.	15,351	0.0
1,100		JBCC Holdings, Inc.	7,130	0.0
3,600		Justsystems Corp.	34,730	0.0
1,800		Kaga Electronics Co., Ltd.	29,182	0.0
11,600		Kakaku.com, Inc.	191,668	0.1
1,500		Kanematsu Electronics Ltd.	32,142	0.0
3,500		Keyence Corp.	2,394,874	0.8
2,600	@	KLab, Inc.	14,691	0.0
3,200		Koa Corp.	30,426	0.0
7,023		Konami Holdings Corp.	283,436	0.1
35,900		Konica Minolta, Inc.	355,794	0.1
25,200		Kyocera Corp.	1,249,429	0.4
2,000		Lasertec Corp.	38,982	0.0
2,500	@,L	LINE Corp.	85,347	0.0
1,000	@,L	Livesense, Inc.	3,772	0.0
3,200		Macnica Fuji Electronics Holdings, Inc.	42,050	0.0
1,700		Mamezou Holdings Co. Ltd.	14,696	0.0
2,000		Marubun Corp.	11,717	0.0
800		Maruwa Co., Ltd./Aichi	26,441	0.0
3,300	L	Marvelous, Inc.	21,817	0.0
1,700		Megachips Corp.	37,572	0.0
1,100		Melco Holdings, Inc.	29,856	0.0
2,600		Micronics Japan Co. Ltd.	25,653	0.0
1,700		Mimasu Semiconductor Industry Co., Ltd.	24,050	0.0
1,000		Miroku Jyoho Service Co. Ltd.	15,357	0.0
6,200	@	Mitsumi Electric Co., Ltd.	33,943	0.0
16,155		Murata Manufacturing Co., Ltd.	2,157,286	0.8
3,200		Mutoh Holdings Co., Ltd.	6,884	0.0
1,600		Nagano Keiki Co., Ltd.	9,496	0.0
210,000		NEC Corp.	555,434	0.2
1,800		NEC Networks & System Integration Corp.	32,453	0.0
7,900		Net One systems Co., Ltd.	50,472	0.0
16,500		Nexon Co. Ltd.	238,445	0.1
4,700		Nichicon Corp.	40,924	0.0
2,000		Nihon Dempa Kogyo Co., Ltd.	15,207	0.0
4,300		Nihon Unisys Ltd.	53,978	0.0
9,500		Nintendo Co., Ltd.	1,974,816	0.7
1,100		Nippon Ceramic Co., Ltd.	18,795	0.0
16,000		Nippon Chemi-Con Corp.	34,775	0.0
32,000		Nippon Electric Glass Co., Ltd.	172,655	0.1
4,800		Nippon Signal Co., Ltd.	40,558	0.0
2,100		Nohmi Bosai Ltd.	30,931	0.0
11,132		Nomura Research Institute Ltd.	338,319	0.1
1,400		Noritsu Koki Co., Ltd.	10,081	0.0
2,400		NS Solutions Corp.	43,090	0.0
3,750		NSD CO., Ltd.	58,815	0.0
9,300		NTT Data Corp.	449,298	0.2
800		OBIC Business Consultants Co., Ltd.	34,405	0.0
5,200		Obic Co., Ltd.	226,803	0.1
1,100	L	Oizumi Corp.	6,738	0.0
6,900		Oki Electric Industry Ltd.	96,650	0.1
16,500		Omron Corp.	630,547	0.2
1,300		Optex Co., Ltd.	28,390	0.0
2,400		Oracle Corp. Japan	120,730	0.1
3,000		Origin Electric Co. Ltd.	8,037	0.0
4,000		Osaki Electric Co., Ltd.	41,574	0.0
4,100		Otsuka Corp.	191,242	0.1
1,500		Poletowin Pitcrew Holdings, Inc.	12,698	0.0
7,000	@	Renesas Electronics Corp.	55,535	0.0
45,500		Ricoh Co., Ltd.	384,374	0.2
1,800		Riso Kagaku Corp.	30,340	0.0
7,400		Rohm Co., Ltd.	424,560	0.2
1,300	L	Roland DG Corp.	33,889	0.0
2,300		Ryosan Co., Ltd.	69,341	0.0
2,100		Ryoyo Electro Corp.	26,379	0.0
1,100		Sakura Internet, Inc.	8,871	0.0
10,000	@	Sanken Electric Co., Ltd.	43,618	0.0
2,600		Sanshin Electronics Co., Ltd.	25,020	0.0
2,000		Satori Electric Co., Ltd.	12,456	0.0
7,000		Saxa Holdings, Inc.	13,085	0.0
22,500		Seiko Epson Corp.	475,033	0.2
5,000		Shibaura Mechatronics Corp.	10,954	0.0
20,000		Shimadzu Corp.	317,740	0.1
4,000		Shindengen Electric Manufacturing Co., Ltd.	14,828	0.0
1,500	@	Shinkawa Ltd.	10,444	0.0
6,500		Shinko Electric Industries	43,788	0.0
2,600		Shinko Shoji Co., Ltd.	27,591	0.0
1,200		Siix Corp.	40,427	0.0
6,000		SMK Corp.	21,314	0.0
2,300		SMS Co. Ltd.	50,861	0.0
600		Softbank Technology Corp.	16,629	0.0
1,700		Sourcenext Corp.	8,414	0.0
6,000		Square Enix Holdings Co., Ltd.	153,834	0.1
1,100		SRA Holdings	24,141	0.0
16,500		Sumco Corp.	212,130	0.1
3,844		SCSK Corp.	134,137	0.1
1,600		Systena Corp.	24,382	0.0

See Accompanying Notes to Financial Statements

52

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,740		Tachibana Eletech Co., Ltd.	19,766	0.0
7,400		Taiyo Yuden Co., Ltd.	88,525	0.1
800		Takachiho Koheki Co. Ltd.	6,873	0.0
9,000		Tamura Corp.	33,924	0.0
8,700		TDK Corp.	596,544	0.2
20,000	@,L	Teac Corp.	9,585	0.0
3,860		Koei Tecmo Holdings Co. Ltd.	67,776	0.0
1,400		TKC	38,073	0.0
10,400		Tokyo Electron Ltd.	978,114	0.4
3,200		Tokyo Seimitsu Co., Ltd.	94,607	0.1
7,600		Topcon Corp.	114,014	0.1
10,000	@	Toshiba Tec Corp.	47,810	0.0
700		Toukei Computer Co., Ltd.	12,362	0.0
1,700		Towa Corp.	23,906	0.0
3,100		Toyo Corp./Chuo-ku	27,470	0.0
2,000		Transcosmos, Inc.	46,626	0.0
8,000	@	Trend Micro, Inc.	283,950	0.1
1,500		UKC Holdings Corp.	26,849	0.0
2,800		Ulvac, Inc.	85,478	0.0
8,000	@	Uniden Holdings Corp.	11,339	0.0
400		V Technology Co. Ltd.	44,577	0.0
14,400		Wacom Co., Ltd.	37,610	0.0
106,900		Yahoo! Japan Corp.	409,423	0.2
2,200		Yamaichi Electronics Co., Ltd.	21,331	0.0
4,700		Azbil Corp.	132,067	0.1
18,100		Yaskawa Electric Corp.	280,640	0.1
15,800		Yokogawa Electric Corp.	228,110	0.1
2,200		Yokowo Co., Ltd.	18,087	0.0
			30,470,758	10.4

		Materials: 6.9%
1,900		Achilles Corp.	25,447	0.0
6,800		ADEKA Corp.	92,250	0.0
1,000		Aichi Steel Corp.	41,837	0.0
13,000		Air Water, Inc.	234,178	0.1
1,000		Alconix Corp.	14,224	0.0
2,500		Asahi Holdings, Inc.	43,339	0.0
100,000		Asahi Kasei Corp.	870,127	0.3
6,000		Asahi Yukizia Corp.	11,174	0.0
2,700		Asia Pile Holdings Corp.	12,307	0.0
1,800		Carlit Holdings Co. Ltd.	8,537	0.0
8,000	L	Chuetsu Pulp & Paper Co., Ltd.	16,260	0.0
5,000		Chugoku Marine Paints Ltd.	36,747	0.0
14,000		Dai Nippon Toryo Co., Ltd.	28,312	0.0
21,100		Daicel Corp.	231,974	0.1
26,000		Daido Steel Co., Ltd.	107,252	0.1
4,000		DKS Co. Ltd.	12,701	0.0
1,300		Daiken Corp.	22,883	0.0
4,000		Daiki Aluminium Industry Co., Ltd.	17,249	0.0
7,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	37,635	0.0
5,900		Daio Paper Corp.	62,293	0.0
8,000		Osaka Soda Co., Ltd.	31,857	0.0
32,000		Denka Co., Ltd.	140,884	0.1
6,300		DIC Corp.	190,923	0.1
18,000		Dowa Holdings Co., Ltd.	136,880	0.1
600		JCU Corp.	29,014	0.0
1,300		FP Corp.	59,507	0.0
3,400		Fuji Seal International, Inc.	72,493	0.0
2,000		Fujikura Kasei Co., Ltd.	11,213	0.0
1,400		Fujimi, Inc.	26,137	0.0
1,200		Fujimori Kogyo Co., Ltd.	29,862	0.0
20,338		UACJ Corp.	55,558	0.0
1,200		Godo Steel Ltd.	21,631	0.0
500		Gun-Ei Chemical Industry Co., Ltd.	14,220	0.0
1,000		Hakudo Co., Ltd.	12,049	0.0
3,000		Harima Chemicals, Inc.	19,272	0.0
8,000		Hitachi Chemical Co., Ltd.	199,570	0.1
16,020		Hitachi Metals Ltd.	215,684	0.1
5,000		Hokkan Holdings Ltd.	20,108	0.0
9,300		Hokuetsu Kishu Paper Co. Ltd.	52,713	0.0
2,700		Ihara Chemical Industry Co., Ltd.	26,012	0.0
3,700	@	Ishihara Sangyo Kaisha Ltd.	28,953	0.0
500		Japan Pure Chemical Co. Ltd.	10,553	0.0
43,547		JFE Holdings, Inc.	658,536	0.2
800		JSP Corp.	18,584	0.0
15,000		JSR Corp.	236,105	0.1
21,000		Kaneka Corp.	170,812	0.1
17,100		Kansai Paint Co., Ltd.	314,532	0.1
4,000		Kanto Denka Kogyo Co., Ltd.	35,947	0.0
5,800		Kimoto Co., Ltd.	12,387	0.0
2,500		Koatsu Gas Kogyo Co., Ltd.	16,094	0.0
27,700	@	Kobe Steel Ltd.	263,377	0.1
1,100		Kohsoku Corp.	10,429	0.0
3,000		Konishi Co., Ltd.	32,245	0.0
7,000		Krosaki Harima Corp.	18,323	0.0
3,800		Kumiai Chemical Industry Co., Ltd.	23,104	0.0
26,600		Kuraray Co., Ltd.	398,882	0.2
1,300		KUREHA Corp.	48,793	0.0
900		Kurimoto Ltd.	17,406	0.0
1,900		Kyoei Steel Ltd.	36,123	0.0
1,100		Kyowa Leather Cloth Co., Ltd.	7,982	0.0
3,400		Lintec Corp.	73,980	0.0
5,000		Maruichi Steel Tube Ltd.	162,481	0.1
1,800		MEC Co., Ltd./Japan	14,891	0.0
1,000		Mitani Sekisan Co. Ltd.	25,664	0.0
107,300		Mitsubishi Chemical Holdings Corp.	693,766	0.3
14,500		Mitsubishi Gas Chemical Co., Inc.	247,072	0.1
9,852		Mitsubishi Materials Corp.	301,345	0.1
4,200	@	Mitsubishi Paper Mills Ltd.	26,991	0.0
11,000		Mitsubishi Steel Manufacturing Co., Ltd.	21,384	0.0
72,000		Mitsui Chemicals, Inc.	322,599	0.1
42,000		Mitsui Mining & Smelting Co., Ltd.	105,577	0.1
800		Moresco Corp.	10,690	0.0
1,700	@	Nakayama Steel Works Ltd.	10,503	0.0
3,300		Neturen Co., Ltd.	25,348	0.0

See Accompanying Notes to Financial Statements

53

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

4,400		Nihon Nohyaku Co., Ltd.	24,214	0.0
8,500		Nihon Parkerizing Co., Ltd.	99,398	0.1
12,000		Nihon Yamamura Glass Co., Ltd.	20,904	0.0
14,000		Nippon Carbide Industries Co., Inc.	18,018	0.0
5,000		Nippon Concrete Industries Co., Ltd.	14,504	0.0
11,000	@	Nippon Denko Co., Ltd.	22,552	0.0
2,300		Nippon Fine Chemical Co., Ltd.	17,688	0.0
11,000		Nippon Kayaku Co., Ltd.	135,639	0.1
700	@	Nippon Kinzoku Co., Ltd.	7,604	0.0
16,000		Nippon Koshuha Steel Co., Ltd.	11,611	0.0
36,200		Nippon Light Metal Holdings Co. Ltd.	76,215	0.0
12,300		Nippon Paint Holdings Co., Ltd.	333,880	0.1
6,729		Nippon Paper Industries Co. Ltd.	113,685	0.1
2,500		Nippon Pillar Packing Co., Ltd.	26,109	0.0
2,400		Nippon Shokubai Co., Ltd.	149,465	0.1
9,000		Nippon Soda Co., Ltd.	42,220	0.0
72,365		Nippon Steel & Sumitomo Metal Corp.	1,602,801	0.6
2,000		Nippon Valqua Industries Ltd.	26,273	0.0
13,600		Nippon Yakin Kogyo Co., Ltd.	22,136	0.0
9,100		Nissan Chemical Industries Ltd.	303,337	0.1
7,376		Nisshin Steel Co. Ltd.	90,594	0.0
500		Nittetsu Mining Co., Ltd.	23,580	0.0
11,700		Nitto Denko Corp.	895,765	0.3
13,000		NOF Corp.	124,707	0.1
60,000		OJI Paper Co., Ltd.	243,996	0.1
5,000		Okamoto Industries, Inc.	45,996	0.0
4,000		Okura Industrial Co., Ltd.	16,930	0.0
800		Osaka Steel Co., Ltd.	14,795	0.0
2,000	@	OSAKA Titanium Technologies Co., Ltd.	27,702	0.0
11,000	@	Pacific Metals Co., Ltd.	34,897	0.0
1,300		Pack Corp.	29,000	0.0
10,000	@	Rasa Industries Ltd.	11,605	0.0
15,000		Rengo Co., Ltd.	81,457	0.0
3,000		Riken Technos Corp.	13,728	0.0
8,000		Sakai Chemical Industry Co. Ltd.	26,693	0.0
3,600		Sakata INX Corp.	44,357	0.0
1,100		Sanyo Chemical Industries Ltd.	46,880	0.0
10,000		Sanyo Special Steel Co., Ltd.	47,165	0.0
1,100	L	Seiko PMC Corp.	11,074	0.0
2,700		Sekisui Plastics Co., Ltd.	18,811	0.0
3,000		Shikoku Chemicals Corp.	27,207	0.0
4,000		Shinagawa Refractories Co., Ltd.	8,354	0.0
29,000		Shin-Etsu Chemical Co., Ltd.	2,244,280	0.8
3,800		Shin-Etsu Polymer Co., Ltd.	29,634	0.0
10,400		Showa Denko KK	148,555	0.1
900		Stella Chemifa Corp.	23,967	0.0
14,000		Sumitomo Bakelite Co., Ltd.	78,293	0.0
117,000		Sumitomo Chemical Co., Ltd.	554,618	0.2
41,000		Sumitomo Metal Mining Co., Ltd.	523,065	0.2
29,000		Sumitomo Osaka Cement Co., Ltd.	109,267	0.1
800		Sumitomo Seika Chemicals Co., Ltd.	31,331	0.0
2,200		T Hasegawa Co., Ltd.	36,567	0.0
96,125		Taiheiyo Cement Corp.	303,048	0.1
800		Taisei Lamick Co., Ltd.	21,757	0.0
1,300		Taiyo Ink Manufacturing Co., Ltd.	50,401	0.0
12,200		Taiyo Nippon Sanso Corp.	140,935	0.1
1,200		Takasago International Corp.	31,685	0.0
5,000		Takiron Co., Ltd.	22,147	0.0
4,000		Tayca Corp.	21,858	0.0
12,800		Teijin Ltd.	258,633	0.1
1,400		Tenma Corp.	24,014	0.0
10,000		Toagosei Co., Ltd.	98,153	0.0
4,000		Toda Kogyo Corp.	9,590	0.0
3,000		Toho Titanium Co., Ltd.	20,067	0.0
9,000		Toho Zinc Co., Ltd.	34,661	0.0
16,000		Tokai Carbon Co., Ltd.	51,561	0.0
900		Tokushu Tokai Holdings Co., Ltd.	30,396	0.0
26,000	@	Tokuyama Corp.	98,416	0.0
3,000		Tokyo Ohka Kogyo Co., Ltd.	100,892	0.1
1,400		Tokyo Rope Manufacturing Co., Ltd.	23,467	0.0
7,800		Tokyo Steel Manufacturing Co., Ltd.	59,530	0.0
5,000		Tokyo Tekko Co., Ltd.	20,106	0.0
6,000		Tomoegawa Co., Ltd.	11,830	0.0
6,000		Tomoku Co., Ltd.	16,784	0.0
1,200		Topy Industries Ltd.	30,846	0.0
116,000		Toray Industries, Inc.	936,762	0.3
45,000		Tosoh Corp.	317,429	0.1
15,000		Toyo Ink SC Holdings Co., Ltd.	68,442	0.0
3,500		Toyo Kohan Co., Ltd.	11,046	0.0
11,200		Toyo Seikan Group Holdings, Ltd.	208,272	0.1
66,000		Toyobo Co., Ltd.	98,094	0.0
4,000		TYK Corp.	6,455	0.0
82,000		Ube Industries Ltd.	171,348	0.1
5,000		Wood One Co., Ltd.	11,667	0.0
1,400	L	W-Scope Corp.	20,978	0.0
3,100		Yamato Kogyo Co., Ltd.	86,457	0.0
2,300		Yodogawa Steel Works Ltd.	59,941	0.0
1,100		Yushiro Chemical Industry Co., Ltd.	13,497	0.0
14,000		Zeon Corp.	137,882	0.1
			20,055,941	6.9

		Real Estate: 3.2%
9,570		Aeon Mall Co., Ltd.	134,485	0.1

See Accompanying Notes to Financial Statements

54

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

3,700		Airport Facilities Co., Ltd.	18,197	0.0
14,100		Asset Managers Co., Ltd.	52,075	0.0
4,200		Daibiru Corp.	35,942	0.0
25,000		Daikyo, Inc.	50,030	0.0
6,400		Daito Trust Construction Co., Ltd.	962,162	0.3
50,860		Daiwa House Industry Co., Ltd.	1,386,971	0.5
1,420		Goldcrest Co., Ltd.	25,493	0.0
3,300		Heiwa Real Estate Co., Ltd.	44,903	0.0
4,200		Keihanshin Building Co. Ltd.	21,945	0.0
22,800	L	Kenedix, Inc.	81,017	0.0
19,200		Leopalace21 Corp.	106,050	0.1
114,000		Mitsubishi Estate Co., Ltd.	2,264,573	0.8
81,000		Mitsui Fudosan Co., Ltd.	1,875,191	0.7
10,200		Nomura Real Estate Holdings, Inc.	173,094	0.1
9,400		NTT Urban Development Corp.	82,870	0.0
2,300		Open House Co. Ltd.	54,576	0.0
700		Relo Holdings, Inc.	99,641	0.0
30,900		Hulic Co. Ltd.	274,157	0.1
1,220		Sumitomo Real Estate Sales Co., Ltd.	28,387	0.0
36,000		Sumitomo Realty & Development Co., Ltd.	955,704	0.3
2,300		Sun Frontier Fudousan Co., Ltd.	20,270	0.0
7,200		Takara Leben Co., Ltd.	41,825	0.0
6,000		TOC Co., Ltd.	47,770	0.0
5,000		Tokyo Rakutenchi Co., Ltd.	22,976	0.0
17,200		Tokyo Tatemono Co., Ltd.	229,628	0.1
7,000		Tokyo Theatres Co., Inc.	9,689	0.0
35,196		Tokyu Fudosan Holdings Corp.	207,289	0.1
3,600		Tosei Corp.	26,936	0.0
1,200		Unizo Holdings Co. Ltd.	31,730	0.0
			9,365,576	3.2

		Telecommunication Services: 5.5%
12,000	@,L	Japan Communications, Inc.	16,800	0.0
150,100		KDDI Corp.	3,790,472	1.3
121,700		Nippon Telegraph & Telephone Corp.	5,122,981	1.8
113,500		NTT DoCoMo, Inc.	2,581,589	0.9
68,150		SoftBank Group Corp.	4,509,762	1.5
			16,021,604	5.5

		Utilities: 1.9%
50,100		Chubu Electric Power Co., Inc.	697,161	0.2
20,300		Chugoku Electric Power Co., Inc.	237,604	0.1
12,000		Electric Power Development Co., Ltd.	275,419	0.1
600		eRex Co. Ltd.	17,334	0.0
14,400		Hokkaido Electric Power Co., Inc.	112,239	0.0
6,000		Hokkaido Gas Co., Ltd.	14,162	0.0
14,200		Hokuriku Electric Power Co.	158,828	0.1
1,200		K&O Energy Group, Inc.	18,908	0.0
62,400	@	Kansai Electric Power Co., Inc.	680,263	0.2
33,800		Kyushu Electric Power Co., Inc.	366,171	0.1
2,525		Okinawa Electric Power Co., Inc.	56,722	0.0
152,000		Osaka Gas Co., Ltd.	583,233	0.2
18,000		Saibu Gas Co., Ltd.	38,763	0.0
14,300	@	Shikoku Electric Power Co., Inc.	144,507	0.1
5,300		Shizuoka Gas Co., Ltd.	37,348	0.0
38,000		Toho Gas Co., Ltd.	308,630	0.1
38,000		Tohoku Electric Power Co., Inc.	479,026	0.2
130,000	@	Tokyo Electric Power Co., Inc.	523,212	0.2
167,000		Tokyo Gas Co., Ltd.	753,861	0.3
			5,503,391	1.9

	Total Common Stock
	(Cost $239,689,033)		290,089,192	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc: 1.1%
217,027	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $217,039, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $221,380, due 12/31/17-10/20/46)	217,027	0.1
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.3

See Accompanying Notes to Financial Statements

55

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.3
1,000,000	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 01/15/17-08/20/66)	1,000,000	0.4
		3,217,027	1.1

	Total Short-Term Investments
	(Cost $3,217,027)	3,217,027	1.1

	Total Investments in Securities (Cost $242,906,060)	$293,306,219	100.3
	Liabilities in Excess of Other Assets	(740,811)	(0.3)
	Net Assets	$292,565,408	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $247,408,513.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,725,772
Gross Unrealized Depreciation	(15,828,066)

Net Unrealized Appreciation	$45,897,706

See Accompanying Notes to Financial Statements

56

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 19.5%
27,855	@	Amazon.com, Inc.	20,887,629	3.7
27,249		CBS Corp. - Class B	1,733,581	0.3
14,338	@	Charter Communications, Inc.	4,128,197	0.7
159,626		Comcast Corp. – Class A	11,022,175	2.0
12,082	@	Dish Network Corp. - Class A	699,910	0.1
89,110		Home Depot, Inc.	11,947,869	2.1
25,925		Las Vegas Sands Corp.	1,384,654	0.3
64,019		Lowe's Cos, Inc.	4,553,031	0.8
59,529		McDonald's Corp.	7,245,870	1.3
29,178	@	Netflix, Inc.	3,612,236	0.6
94,835		Nike, Inc.	4,820,463	0.9
3,542	@	Priceline.com, Inc.	5,192,785	0.9
102,132		Starbucks Corp.	5,670,369	1.0
4,556		Target Corp.	329,080	0.1
8,355	@,L	Tesla Motors, Inc.	1,785,380	0.3
36,990		Time Warner, Inc.	3,570,645	0.6
47,302		TJX Cos., Inc.	3,553,799	0.6
60,068		Twenty-First Century Fox, Inc. - Class A	1,684,307	0.3
27,016		Twenty-First Century Fox, Inc. - Class B	736,186	0.1
24,282		VF Corp.	1,295,445	0.2
116,197		Walt Disney Co.	12,110,051	2.2
24,831	@	Yum China Holdings, Inc.	648,586	0.1
24,826		Yum! Brands, Inc.	1,572,231	0.3
			110,184,479	19.5

		Consumer Staples: 10.2%
140,086		Altria Group, Inc.	9,472,615	1.7
208,680		Coca-Cola Co.	8,651,873	1.5
11,100		Colgate-Palmolive Co.	726,384	0.1
11,821		Constellation Brands, Inc.	1,812,278	0.3
31,186		Costco Wholesale Corp.	4,993,190	0.9
72,384		CVS Health Corp.	5,711,821	1.0
15,461		Estee Lauder Cos., Inc.	1,182,612	0.2
42,451		General Mills, Inc.	2,622,198	0.5
21,863		Kimberly-Clark Corp.	2,495,006	0.4
5,449		Kraft Heinz Co.	475,807	0.1
67,883		Kroger Co.	2,342,642	0.4
29,837	@	Monster Beverage Corp.	1,322,973	0.2
89,981		PepsiCo, Inc.	9,414,712	1.7
11,853		Philip Morris International, Inc.	1,084,431	0.2
36,329		Reynolds American, Inc.	2,035,877	0.4
37,456		Sysco Corp.	2,073,939	0.4
12,654		Walgreens Boots Alliance, Inc.	1,047,245	0.2
			57,465,603	10.2

		Energy: 0.3%
18,671		Apache Corp.	1,185,048	0.2
4,397		EOG Resources, Inc.	444,537	0.1
7,691		Spectra Energy Corp.	316,023	0.0
			1,945,608	0.3

		Financials: 2.0%
18,774		Aon PLC	2,093,864	0.4
66,149		Charles Schwab Corp.	2,610,901	0.5
9,667		Discover Financial Services	696,894	0.1
20,123		Intercontinental Exchange, Inc.	1,135,340	0.2
37,221		Marsh & McLennan Cos., Inc.	2,515,767	0.4
18,818		S&P Global, Inc.	2,023,688	0.4
			11,076,454	2.0

		Health Care: 16.2%
115,864		AbbVie, Inc.	7,255,404	1.3
8,177		Aetna, Inc.	1,014,030	0.2
15,500	@	Alexion Pharmaceuticals, Inc.	1,896,425	0.3
14,180	@	Allergan plc	2,977,942	0.5
53,793		Amgen, Inc.	7,865,075	1.4
5,114		Anthem, Inc.	735,240	0.1
4,001		Baxter International, Inc.	177,404	0.0
14,932		Becton Dickinson & Co.	2,471,993	0.4
15,664	@	Biogen, Inc.	4,441,997	0.8
96,218	@	Boston Scientific Corp.	2,081,195	0.4
119,569		Bristol-Myers Squibb Co.	6,987,612	1.2
21,559		Cardinal Health, Inc.	1,551,601	0.3
55,005	@	Celgene Corp.	6,366,829	1.1
6,059		Cigna Corp.	808,210	0.1
11,411		Danaher Corp.	888,232	0.2
69,820		Eli Lilly & Co.	5,135,261	0.9
39,901	@	Express Scripts Holding Co.	2,744,790	0.5
94,868		Gilead Sciences, Inc.	6,793,497	1.2
14,833	@	HCA Holdings, Inc.	1,097,939	0.2
10,014		Humana, Inc.	2,043,156	0.4
34,045		Johnson & Johnson	3,922,324	0.7
16,052		McKesson Corp.	2,254,503	0.4
10,355	@	Mylan NV	395,043	0.1
30,067		Pfizer, Inc.	976,576	0.2
5,540	@	Regeneron Pharmaceuticals, Inc.	2,033,679	0.4
24,028		Stryker Corp.	2,878,795	0.5
12,751		Thermo Fisher Scientific, Inc.	1,799,166	0.3
67,131		UnitedHealth Group, Inc.	10,743,645	1.9
17,568	@	Vertex Pharmaceuticals, Inc.	1,294,235	0.2
			91,631,798	16.2

		Industrials: 9.6%
42,127		3M Co.	7,522,618	1.3
42,709		Boeing Co.	6,648,937	1.2
5,552		Deere & Co.	572,078	0.1
42,885		Delta Air Lines, Inc.	2,109,513	0.4
7,409		Emerson Electric Co.	413,052	0.1
17,858		FedEx Corp.	3,325,160	0.6
5,705		Fortive Corp.	305,959	0.0
7,251		General Dynamics Corp.	1,251,958	0.2
127,862		General Electric Co.	4,040,439	0.7
54,485		Honeywell International, Inc.	6,312,087	1.1

See Accompanying Notes to Financial Statements

57

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

21,028		Illinois Tool Works, Inc.	2,575,089	0.5
18,201		Lockheed Martin Corp.	4,549,158	0.8
11,884		Northrop Grumman Corp.	2,763,981	0.5
8,104		Raytheon Co.	1,150,768	0.2
45,626		Southwest Airlines Co.	2,274,000	0.4
9,463		Union Pacific Corp.	981,124	0.2
49,508		United Parcel Service, Inc. - Class B	5,675,597	1.0
26,149		Waste Management, Inc.	1,854,225	0.3
			54,325,743	9.6

		Information Technology: 34.3%
44,650		Accenture PLC	5,229,855	0.9
39,951		Activision Blizzard, Inc.	1,442,631	0.3
34,904	@	Adobe Systems, Inc.	3,593,367	0.6
21,026	@	Alphabet, Inc. - Class A	16,662,054	2.9
21,251	@	Alphabet, Inc. - Class C	16,401,947	2.9
359,557		Apple, Inc.	41,643,892	7.4
55,543		Applied Materials, Inc.	1,792,373	0.3
32,618		Automatic Data Processing, Inc.	3,352,478	0.6
26,982		Broadcom Ltd.	4,769,608	0.8
43,117	@	Cognizant Technology Solutions Corp.	2,415,846	0.4
1,721	@	Dell Technologies, Inc. - VMware, Inc.	94,603	0.0
76,239	@	eBay, Inc.	2,263,536	0.4
160,704	@	Facebook, Inc.	18,488,995	3.3
43,255		International Business Machines Corp.	7,179,897	1.3
30,395		Intel Corp.	1,102,427	0.2
17,394		Intuit, Inc.	1,993,526	0.4
69,004		Mastercard, Inc.	7,124,663	1.3
542,446		Microsoft Corp.	33,707,594	6.0
20,710		Oracle Corp.	796,299	0.1
80,985	@	PayPal Holdings, Inc.	3,196,478	0.6
21,726		Qualcomm, Inc.	1,416,535	0.2
45,792	@	Salesforce.com, Inc.	3,134,920	0.6
71,938		Texas Instruments, Inc.	5,249,316	0.9
6,084	@	Versum Materials, Inc.	170,778	0.0
136,462		Visa, Inc. - Class A	10,646,765	1.9
1,817	@,L	VMware, Inc.	143,052	0.0
			194,013,435	34.3

		Materials: 3.0%
2,272	@	AdvanSix, Inc.	50,302	0.0
12,169		Air Products & Chemicals, Inc.	1,750,146	0.3
18,604		Ecolab, Inc.	2,180,761	0.4
62,585		Du Pont E I de Nemours & Co.	4,593,739	0.8
10,949		LyondellBasell Industries NV - Class A	939,205	0.1
20,221		Monsanto Co.	2,127,451	0.4
18,933		PPG Industries, Inc.	1,794,091	0.3
17,901		Praxair, Inc.	2,097,818	0.4
5,743		Sherwin-Williams Co.	1,543,374	0.3
			17,076,887	3.0

		Real Estate: 2.0%
30,160		American Tower Corp.	3,187,309	0.6
22,745		Crown Castle International Corp.	1,973,584	0.4
10,534		Public Storage, Inc.	2,354,349	0.4
19,959	Simon Property Group, Inc.	3,546,115	0.6
		11,061,357	2.0

		Telecommunication Services: 1.5%
12,562	@ T-Mobile US, Inc.	722,441	0.1
146,122	Verizon Communications, Inc.	7,799,992	1.4
		8,522,433	1.5

		Utilities: 0.0%
2,757	Dominion Resources, Inc.	211,159	0.0

	Total Common Stock
	(Cost $294,896,433)	557,514,956	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc: 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.2
957,149	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $957,204, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $976,292, due 03/02/17-02/01/49)	957,149	0.1
		1,957,149	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.4%
7,692,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $7,692,000)	7,692,000	1.4

	Total Short-Term Investments
	(Cost $9,649,149)	9,649,149	1.7

See Accompanying Notes to Financial Statements

58

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Total Investments in Securities (Cost $304,545,582)	$567,164,105	100.3
Liabilities in Excess of Other Assets	(1,701,825)	(0.3)
Net Assets	$565,462,280	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $304,765,728.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$268,892,852
Gross Unrealized Depreciation	(6,494,475)

Net Unrealized Appreciation	$262,398,377

See Accompanying Notes to Financial Statements

59

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 11.3%
21,089	@	Amazon.com, Inc.	15,814,008	1.9
22,013		Carnival Corp.	1,145,997	0.1
20,631		CBS Corp. - Class B	1,312,544	0.1
10,856	@	Charter Communications, Inc.	3,125,660	0.4
130,655		Comcast Corp. – Class A	9,021,728	1.1
11,745	@	Dish Network Corp. - Class A	680,388	0.1
209,883		Ford Motor Co.	2,545,881	0.3
75,781		General Motors Co.	2,640,210	0.3
67,467		Home Depot, Inc.	9,045,975	1.1
19,730		Las Vegas Sands Corp.	1,053,779	0.1
48,470		Lowe's Cos, Inc.	3,447,186	0.4
45,071		McDonald's Corp.	5,486,042	0.7
22,033	@	Netflix, Inc.	2,727,685	0.3
71,802		Nike, Inc.	3,649,696	0.4
2,682	@	Priceline.com, Inc.	3,931,973	0.5
77,326		Starbucks Corp.	4,293,140	0.5
31,906		Target Corp.	2,304,570	0.3
6,711	@,L	Tesla Motors, Inc.	1,434,074	0.2
42,627		Time Warner, Inc.	4,114,784	0.5
35,720		TJX Cos., Inc.	2,683,644	0.3
58,731		Twenty-First Century Fox, Inc. - Class A	1,646,817	0.2
26,421		Twenty-First Century Fox, Inc. - Class B	719,972	0.1
18,379		VF Corp.	980,520	0.1
87,975		Walt Disney Co.	9,168,755	1.1
18,801	@	Yum China Holdings, Inc.	491,082	0.1
18,792		Yum! Brands, Inc.	1,190,097	0.1
			94,656,207	11.3

		Consumer Staples: 10.3%
106,061		Altria Group, Inc.	7,171,845	0.9
31,071		Archer-Daniels-Midland Co.	1,418,391	0.2
211,223		Coca-Cola Co.	8,757,306	1.0
46,920		Colgate-Palmolive Co.	3,070,445	0.4
8,944		Constellation Brands, Inc.	1,371,205	0.2
23,612		Costco Wholesale Corp.	3,780,517	0.5
58,178		CVS Health Corp.	4,590,826	0.5
11,700		Estee Lauder Cos., Inc.	894,933	0.1
32,169		General Mills, Inc.	1,987,079	0.2
19,414		Kimberly-Clark Corp.	2,215,526	0.3
32,227		Kraft Heinz Co.	2,814,062	0.3
51,385		Kroger Co.	1,773,296	0.2
80,978		Mondelez International, Inc.	3,589,755	0.4
22,581	@	Monster Beverage Corp.	1,001,241	0.1
78,306		PepsiCo, Inc.	8,193,157	1.0
84,014		Philip Morris International, Inc.	7,686,441	0.9
138,778		Procter & Gamble Co.	11,668,454	1.4
44,744		Reynolds American, Inc.	2,507,454	0.3
28,341		Sysco Corp.	1,569,241	0.2
46,607		Walgreens Boots Alliance, Inc.	3,857,195	0.5
82,020		Wal-Mart Stores, Inc.	5,669,222	0.7
			85,587,591	10.3

		Energy: 7.6%
30,198		Anadarko Petroleum Corp.	2,105,706	0.3
20,525		Apache Corp.	1,302,722	0.2
101,933		Chevron Corp.	11,997,514	1.4
67,190		ConocoPhillips	3,368,907	0.4
29,786		EOG Resources, Inc.	3,011,365	0.4
226,113		Exxon Mobil Corp.	20,408,959	2.4
46,321		Halliburton Co.	2,505,503	0.3
103,987		Kinder Morgan, Inc.	2,153,571	0.3
41,225		Occidental Petroleum Corp.	2,936,457	0.3
24,366		Phillips 66	2,105,466	0.2
8,784		Pioneer Natural Resources Co.	1,581,735	0.2
75,457		Schlumberger Ltd.	6,334,615	0.8
37,783		Spectra Energy Corp.	1,552,503	0.2
25,374		Valero Energy Corp.	1,733,552	0.2
			63,098,575	7.6

		Financials: 15.7%
21,715		Aflac, Inc.	1,511,364	0.2
55,179		American International Group, Inc.	3,603,740	0.4
20,203		Allstate Corp.	1,497,446	0.2
43,248		American Express Co.	3,203,812	0.4
14,207		Aon PLC	1,584,507	0.2
557,290		Bank of America Corp.	12,316,109	1.5
56,584		Bank of New York Mellon Corp.	2,680,950	0.3
43,943		BB&T Corp.	2,066,200	0.3
102,539	@	Berkshire Hathaway, Inc. – Class B	16,711,806	2.0
6,771		Blackrock, Inc.	2,576,636	0.3
26,042		Capital One Financial Corp.	2,271,904	0.3
62,979		Charles Schwab Corp.	2,485,781	0.3
24,990		Chubb Ltd.	3,301,679	0.4
159,209		Citigroup, Inc.	9,461,791	1.1
18,250		CME Group, Inc.	2,105,137	0.3
22,162		Discover Financial Services	1,597,659	0.2
19,477		Franklin Resources, Inc.	770,900	0.1
20,907		Goldman Sachs Group, Inc.	5,006,181	0.6
31,790		Intercontinental Exchange, Inc.	1,793,592	0.2
197,388		JPMorgan Chase & Co.	17,032,611	2.0
28,170		Marsh & McLennan Cos., Inc.	1,904,010	0.2
50,281		Metlife, Inc.	2,709,643	0.3
77,151		Morgan Stanley	3,259,630	0.4
26,994		PNC Financial Services Group, Inc.	3,157,218	0.4
23,889		Prudential Financial, Inc.	2,485,889	0.3
14,243		S&P Global, Inc.	1,531,692	0.2
21,301		State Street Corp.	1,655,514	0.2
16,197		Thomson Reuters Corp.	709,105	0.1
15,773		Travelers Cos., Inc.	1,930,931	0.2
88,011		US Bancorp	4,521,125	0.5
247,768		Wells Fargo & Co.	13,654,494	1.6
			131,099,056	15.7

See Accompanying Notes to Financial Statements

60

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

		Health Care: 14.7%
79,376		Abbott Laboratories	3,048,832	0.4
87,723		AbbVie, Inc.	5,493,214	0.7
18,362		Aetna, Inc.	2,277,072	0.3
11,729	@	Alexion Pharmaceuticals, Inc.	1,435,043	0.2
18,135	@	Allergan plc	3,808,531	0.4
40,728		Amgen, Inc.	5,954,841	0.7
14,215		Anthem, Inc.	2,043,691	0.2
26,945		Baxter International, Inc.	1,194,741	0.1
11,300		Becton Dickinson & Co.	1,870,715	0.2
11,832	@	Biogen, Inc.	3,355,319	0.4
72,793	@	Boston Scientific Corp.	1,574,513	0.2
90,528		Bristol-Myers Squibb Co.	5,290,456	0.6
17,616		Cardinal Health, Inc.	1,267,823	0.1
41,645	@	Celgene Corp.	4,820,409	0.6
13,730		Cigna Corp.	1,831,445	0.2
32,713		Danaher Corp.	2,546,380	0.3
52,805		Eli Lilly & Co.	3,883,808	0.5
34,277	@	Express Scripts Holding Co.	2,357,915	0.3
71,826		Gilead Sciences, Inc.	5,143,460	0.6
16,574	@	HCA Holdings, Inc.	1,226,807	0.1
8,084		Humana, Inc.	1,649,378	0.2
148,991		Johnson & Johnson	17,165,253	2.1
12,146		McKesson Corp.	1,705,906	0.2
76,033		Medtronic PLC	5,415,831	0.6
150,214		Merck & Co., Inc.	8,843,098	1.1
24,708	@	Mylan NV	942,610	0.1
325,815		Pfizer, Inc.	10,582,471	1.3
4,193	@	Regeneron Pharmaceuticals, Inc.	1,539,208	0.2
18,228		Stryker Corp.	2,183,897	0.3
21,206		Thermo Fisher Scientific, Inc.	2,992,167	0.4
50,826		UnitedHealth Group, Inc.	8,134,193	1.0
13,297	@	Vertex Pharmaceuticals, Inc.	979,590	0.1
			122,558,617	14.7

		Industrials: 9.3%
31,896		3M Co.	5,695,669	0.7
32,336		Boeing Co.	5,034,069	0.6
30,150		Caterpillar, Inc.	2,796,111	0.3
51,583		CSX Corp.	1,853,377	0.2
17,066		Deere & Co.	1,758,481	0.2
41,669		Delta Air Lines, Inc.	2,049,698	0.2
24,706		Eaton Corp. PLC	1,657,526	0.2
34,619		Emerson Electric Co.	1,930,009	0.2
13,486		FedEx Corp.	2,511,093	0.3
16,356		Fortive Corp.	877,172	0.1
13,185		General Dynamics Corp.	2,276,522	0.3
499,002		General Electric Co.	15,768,463	1.9
41,252		Honeywell International, Inc.	4,779,044	0.6
15,915		Illinois Tool Works, Inc.	1,948,951	0.2
13,748		Lockheed Martin Corp.	3,436,175	0.4
15,952		Norfolk Southern Corp.	1,723,933	0.2
8,994		Northrop Grumman Corp.	2,091,825	0.3
16,051		Raytheon Co.	2,279,242	0.3
34,520		Southwest Airlines Co.	1,720,477	0.2
45,721		Union Pacific Corp.	4,740,353	0.6
37,483		United Parcel Service, Inc. - Class B	4,297,051	0.5
42,079		United Technologies Corp.	4,612,700	0.6
23,963		Waste Management, Inc.	1,699,216	0.2
			77,537,157	9.3

		Information Technology: 22.4%
33,805		Accenture PLC	3,959,580	0.5
30,240		Activision Blizzard, Inc.	1,091,966	0.1
26,365	@	Adobe Systems, Inc.	2,714,277	0.3
15,919	@	Alphabet, Inc. - Class A	12,615,012	1.5
16,090	@	Alphabet, Inc. - Class C	12,418,584	1.5
297,191		Apple, Inc.	34,420,662	4.1
58,887		Applied Materials, Inc.	1,900,284	0.2
24,631		Automatic Data Processing, Inc.	2,531,574	0.3
20,429		Broadcom Ltd.	3,611,234	0.4
272,914		Cisco Systems, Inc.	8,247,461	1.0
32,623	@	Cognizant Technology Solutions Corp.	1,827,867	0.2
51,529		Corning, Inc.	1,250,609	0.2
11,759	@	Dell Technologies, Inc. - VMware, Inc.	646,392	0.1
57,704	@	eBay, Inc.	1,713,232	0.2
121,671	@	Facebook, Inc.	13,998,249	1.7
93,316		Hewlett Packard Enterprise Co.	2,159,332	0.3
93,181		HP, Inc.	1,382,806	0.2
47,669		International Business Machines Corp.	7,912,577	1.0
256,252		Intel Corp.	9,294,260	1.1
13,158		Intuit, Inc.	1,508,038	0.2
52,245		Mastercard, Inc.	5,394,296	0.6
410,695		Microsoft Corp.	25,520,587	3.1
160,349		Oracle Corp.	6,165,419	0.7
61,157	@	PayPal Holdings, Inc.	2,413,867	0.3
79,631		Qualcomm, Inc.	5,191,941	0.6
34,583	@	Salesforce.com, Inc.	2,367,552	0.3
54,466		Texas Instruments, Inc.	3,974,384	0.5
5,287	@	Versum Materials, Inc.	148,406	0.0
103,318		Visa, Inc. - Class A	8,060,870	1.0
4,379	@,L	VMware, Inc.	344,759	0.0
46,837	@	Yahoo!, Inc.	1,811,187	0.2
			186,597,264	22.4

		Materials: 2.2%
1,646	@	AdvanSix, Inc.	36,442	0.0
10,574		Air Products & Chemicals, Inc.	1,520,753	0.2
60,814		Dow Chemical Co.	3,479,777	0.4
14,078		Ecolab, Inc.	1,650,223	0.2
47,384		Du Pont E I de Nemours & Co.	3,477,986	0.4
18,738		LyondellBasell Industries NV - Class A	1,607,346	0.2
23,580		Monsanto Co.	2,480,852	0.3
14,327		PPG Industries, Inc.	1,357,626	0.2
15,429		Praxair, Inc.	1,808,124	0.2
4,346		Sherwin-Williams Co.	1,167,944	0.1
			18,587,073	2.2

		Real Estate: 1.2%
22,833		American Tower Corp.	2,412,991	0.3
19,436		Crown Castle International Corp.	1,686,462	0.2
19,241		Equity Residential	1,238,351	0.1
7,971		Public Storage, Inc.	1,781,518	0.2

See Accompanying Notes to Financial Statements

61

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

16,636	Simon Property Group, Inc.	2,955,718	0.4
		10,075,040	1.2

		Telecommunication Services: 3.2%
334,063	AT&T, Inc.	14,207,699	1.7
15,409	@ T-Mobile US, Inc.	886,172	0.1
221,263	Verizon Communications, Inc.	11,811,019	1.4
		26,904,890	3.2

	Utilities: 1.9%
26,606	American Electric Power Co., Inc.	1,675,114	0.2
33,252	Dominion Resources, Inc.	2,546,771	0.3
37,320	Duke Energy Corp.	2,896,778	0.3
47,932	Exelon Corp.	1,701,107	0.2
24,903	NextEra Energy, Inc.	2,974,912	0.4
26,829	PG&E Corp.	1,630,398	0.2
50,807	Southern Co.	2,499,196	0.3
		15,924,276	1.9

	Total Common Stock
	(Cost $357,571,750)	832,625,746	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc: 0.2%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.1
805,235	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $805,281, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $821,340, due 03/02/17-02/01/49)	805,235	0.1
		1,805,235	0.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.3%
2,558,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $2,558,000)	2,558,000	0.3

	Total Short-Term Investments
	(Cost $4,363,235)	4,363,235	0.5

	Total Investments in Securities (Cost $361,934,985)	$836,988,981	100.3
	Liabilities in Excess of Other Assets	(2,465,300)	(0.3)
	Net Assets	$834,523,681	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $365,913,234.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$481,958,148
Gross Unrealized Depreciation	(10,882,401)

Net Unrealized Appreciation	$471,075,747

See Accompanying Notes to Financial Statements

62

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 2.7%
22,949		Carnival Corp.	1,194,725	0.3
10,187		Comcast Corp. – Class A	703,412	0.2
2,827	@	Dish Network Corp. - Class A	163,768	0.0
219,262		Ford Motor Co.	2,659,648	0.6
79,150		General Motors Co.	2,757,586	0.6
29,729		Target Corp.	2,147,326	0.5
407	@,L	Tesla Motors, Inc.	86,972	0.0
15,200		Time Warner, Inc.	1,467,256	0.3
13,828		Twenty-First Century Fox, Inc. - Class A	387,737	0.1
6,218		Twenty-First Century Fox, Inc. - Class B	169,441	0.1
			11,737,871	2.7

		Consumer Staples: 10.0%
32,368		Archer-Daniels-Midland Co.	1,477,599	0.3
55,467		Coca-Cola Co.	2,299,662	0.5
40,243		Colgate-Palmolive Co.	2,633,502	0.6
3,559		CVS Health Corp.	280,841	0.1
2,995		Kimberly-Clark Corp.	341,789	0.1
29,357		Kraft Heinz Co.	2,563,453	0.6
84,384		Mondelez International, Inc.	3,740,743	0.9
10,583		PepsiCo, Inc.	1,107,299	0.2
78,180		Philip Morris International, Inc.	7,152,688	1.6
144,614		Procter & Gamble Co.	12,159,145	2.8
17,864		Reynolds American, Inc.	1,001,099	0.2
38,563		Walgreens Boots Alliance, Inc.	3,191,474	0.7
85,469		Wal-Mart Stores, Inc.	5,907,617	1.4
			43,856,911	10.0

		Energy: 14.7%
31,552		Anadarko Petroleum Corp.	2,200,121	0.5
6,616		Apache Corp.	419,918	0.1
106,220		Chevron Corp.	12,502,094	2.9
70,015		ConocoPhillips	3,510,552	0.8
27,563		EOG Resources, Inc.	2,786,619	0.6
235,622		Exxon Mobil Corp.	21,267,242	4.9
48,392		Halliburton Co.	2,617,523	0.6
108,609		Kinder Morgan, Inc.	2,249,292	0.5
43,062		Occidental Petroleum Corp.	3,067,306	0.7
25,450		Phillips 66	2,199,135	0.5
9,155		Pioneer Natural Resources Co.	1,648,541	0.4
78,631		Schlumberger Ltd.	6,601,072	1.5
33,308		Spectra Energy Corp.	1,368,626	0.3
26,510		Valero Energy Corp.	1,811,163	0.4
			64,249,204	14.7

		Financials: 29.3%
22,635		Aflac, Inc.	1,575,396	0.4
57,500		American International Group, Inc.	3,755,325	0.9
21,059		Allstate Corp.	1,560,893	0.3
45,172		American Express Co.	3,346,342	0.8
580,727		Bank of America Corp.	12,834,067	2.9
59,115		Bank of New York Mellon Corp.	2,800,869	0.6
45,901		BB&T Corp.	2,158,265	0.5
106,851	@	Berkshire Hathaway, Inc. – Class B	17,414,576	4.0
7,056		Blackrock, Inc.	2,685,090	0.6
27,137		Capital One Financial Corp.	2,367,432	0.5
13,457		Charles Schwab Corp.	531,148	0.1
26,104		Chubb Ltd.	3,448,860	0.8
165,904		Citigroup, Inc.	9,859,675	2.3
19,068		CME Group, Inc.	2,199,494	0.5
15,479		Discover Financial Services	1,115,881	0.2
20,295		Franklin Resources, Inc.	803,276	0.2
21,786		Goldman Sachs Group, Inc.	5,216,658	1.2
17,255		Intercontinental Exchange, Inc.	973,527	0.2
205,689		JPMorgan Chase & Co.	17,748,904	4.1
52,517		Metlife, Inc.	2,830,141	0.6
80,589		Morgan Stanley	3,404,885	0.8
28,197		PNC Financial Services Group, Inc.	3,297,921	0.7
24,951		Prudential Financial, Inc.	2,596,401	0.6
22,257		State Street Corp.	1,729,814	0.4
16,879		Thomson Reuters Corp.	738,962	0.2
16,475		Travelers Cos., Inc.	2,016,869	0.5
91,713		US Bancorp	4,711,297	1.1
258,188		Wells Fargo & Co.	14,228,741	3.3
			127,950,709	29.3

		Health Care: 12.7%
82,914		Abbott Laboratories	3,184,727	0.7
12,688		Aetna, Inc.	1,573,439	0.4
7,710	@	Allergan plc	1,619,177	0.4
10,796		Anthem, Inc.	1,552,141	0.4
24,961		Baxter International, Inc.	1,106,771	0.2
1,356		Cardinal Health, Inc.	97,591	0.0
9,528		Cigna Corp.	1,270,940	0.3
25,153		Danaher Corp.	1,957,909	0.4
4,172	@	Express Scripts Holding Co.	286,992	0.1
5,583	@	HCA Holdings, Inc.	413,254	0.1
494		Humana, Inc.	100,791	0.0
128,398		Johnson & Johnson	14,792,733	3.4
79,231		Medtronic PLC	5,643,624	1.3
156,531		Merck & Co., Inc.	9,214,980	2.1
17,592	@	Mylan NV	671,135	0.2
315,751		Pfizer, Inc.	10,255,592	2.3
12,046		Thermo Fisher Scientific, Inc.	1,699,691	0.4
			55,441,487	12.7

		Industrials: 8.7%
31,491		Caterpillar, Inc.	2,920,475	0.7
53,876		CSX Corp.	1,935,765	0.4
13,342		Deere & Co.	1,374,760	0.3
9,599		Delta Air Lines, Inc.	472,175	0.1
25,752		Eaton Corp. PLC	1,727,702	0.4
30,238		Emerson Electric Co.	1,685,768	0.4
12,546		Fortive Corp.	672,842	0.2
8,026		General Dynamics Corp.	1,385,769	0.3

See Accompanying Notes to Financial Statements

63

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

419,110		General Electric Co.	13,243,876	3.0
16,666		Norfolk Southern Corp.	1,801,095	0.4
10,337		Raytheon Co.	1,467,854	0.3
40,164		Union Pacific Corp.	4,164,203	1.0
43,849		United Technologies Corp.	4,806,727	1.1
4,348		Waste Management, Inc.	308,317	0.1
			37,967,328	8.7

		Information Technology: 9.5%
26,014		Apple, Inc.	3,012,941	0.7
17,670		Applied Materials, Inc.	570,211	0.1
284,391		Cisco Systems, Inc.	8,594,296	2.0
53,696		Corning, Inc.	1,303,202	0.3
10,911	@	Dell Technologies, Inc. - VMware, Inc.	599,778	0.2
97,471		Hewlett Packard Enterprise Co.	2,255,479	0.5
97,399		HP, Inc.	1,445,401	0.3
15,548		International Business Machines Corp.	2,580,812	0.6
242,996		Intel Corp.	8,813,465	2.0
150,717		Oracle Corp.	5,795,069	1.3
65,803		Qualcomm, Inc.	4,290,356	1.0
710	@	Versum Materials, Inc.	19,930	0.0
3,133	@,L	VMware, Inc.	246,661	0.1
48,938	@	Yahoo!, Inc.	1,892,432	0.4
			41,420,033	9.5

		Materials: 1.4%
1,421		Air Products & Chemicals, Inc.	204,368	0.1
63,371		Dow Chemical Co.	3,626,089	0.8
10,898		LyondellBasell Industries NV - Class A	934,830	0.2
8,627		Monsanto Co.	907,647	0.2
1,959		Praxair, Inc.	229,575	0.1
			5,902,509	1.4

		Real Estate: 0.4%
2,309		Crown Castle International Corp.	200,352	0.0
20,050		Equity Residential	1,290,418	0.3
1,654		Simon Property Group, Inc.	293,866	0.1
			1,784,636	0.4

		Telecommunication Services: 4.9%
348,112		AT&T, Inc.	14,805,203	3.4
6,146	@	T-Mobile US, Inc.	353,457	0.1
115,284		Verizon Communications, Inc.	6,153,860	1.4
			21,312,520	4.9

		Utilities: 3.8%
27,724		American Electric Power Co., Inc.	1,745,503	0.4
32,585		Dominion Resources, Inc.	2,495,685	0.6
38,946		Duke Energy Corp.	3,022,989	0.7
50,077		Exelon Corp.	1,777,233	0.4
26,015		NextEra Energy, Inc.	3,107,752	0.7
27,969		PG&E Corp.	1,699,676	0.4
53,069	Southern Co.	2,610,464	0.6
		16,459,302	3.8

	Total Common Stock
	(Cost $337,337,221)	428,082,510	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc: 0.1%
338,389	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $338,408, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $345,157, due 01/25/17-10/20/66)
	(Cost $338,389)	338,389	0.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.7%
7,486,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $7,486,000)	7,486,000	1.7

	Total Short-Term Investments
	(Cost $7,824,389)	7,824,389	1.8

	Total Investments in Securities (Cost $345,161,610)	$435,906,899	99.9
	Assets in Excess of Other Liabilities	406,255	0.1
	Net Assets	$436,313,154	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $348,714,383.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$94,940,607
Gross Unrealized Depreciation	(7,748,091)

Net Unrealized Appreciation	$87,192,516

See Accompanying Notes to Financial Statements

64

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 23.3%
2,137	@	Adient plc	125,228	0.0
7,538		Advance Auto Parts, Inc.	1,274,827	0.4
6,326	@	AMC Networks, Inc.	331,103	0.1
11,083		Aramark	395,885	0.1
2,792	@	Autonation, Inc.	135,831	0.1
3,136	@	Autozone, Inc.	2,476,781	0.8
1,650		Bed Bath & Beyond, Inc.	67,056	0.0
2,769		BorgWarner, Inc.	109,209	0.0
5,253	L	Brinker International, Inc.	260,181	0.1
7,812		Brunswick Corp.	426,066	0.1
4,271	@	Burlington Stores, Inc.	361,967	0.1
658	@	Cabela's, Inc.	38,526	0.0
499		Cable One, Inc.	310,243	0.1
968		CalAtlantic Group, Inc.	32,922	0.0
20,576	@,L	Carmax, Inc.	1,324,889	0.5
5,316		Carter's, Inc.	459,249	0.2
3,000	@	Chipotle Mexican Grill, Inc.	1,131,960	0.4
2,386		Choice Hotels International, Inc.	133,735	0.0
11,242		Cinemark Holdings, Inc.	431,243	0.1
1,905		Clear Channel Outdoor Holdings, Inc.	9,620	0.0
5,594		Coach, Inc.	195,902	0.1
12,372		Darden Restaurants, Inc.	899,692	0.3
29,071		Delphi Automotive PLC	1,957,932	0.7
7,248		Dick's Sporting Goods, Inc.	384,869	0.1
14,779	@,L	Discovery Communications, Inc. - Class A	405,092	0.1
21,975	@	Discovery Communications, Inc. - Class C	588,490	0.2
30,311		Dollar General Corp.	2,245,136	0.8
24,138	@	Dollar Tree, Inc.	1,862,971	0.6
5,298		Domino's Pizza, Inc.	843,654	0.3
19,664		D.R. Horton, Inc.	537,417	0.2
9,730		Dunkin' Brands Group, Inc.	510,241	0.2
12,711		Expedia, Inc.	1,439,902	0.5
1,075		Extended Stay America, Inc.	17,361	0.0
12,885		Foot Locker, Inc.	913,418	0.3
1,503		Gap, Inc.	33,727	0.0
19,386		Gentex Corp.	381,710	0.1
14,671		Genuine Parts Co.	1,401,667	0.5
38,857	@,L	Groupon, Inc.	129,005	0.0
40,028		Hanesbrands, Inc.	863,404	0.3
19,226		Harley-Davidson, Inc.	1,121,645	0.4
3,462		Harman International Industries, Inc.	384,836	0.1
11,930		Hasbro, Inc.	928,035	0.3
49,091		Hilton Worldwide Holdings, Inc.	1,335,275	0.5
195	@	Hyatt Hotels Corp.	10,776	0.0
42,627		Interpublic Group of Cos., Inc.	997,898	0.3
13,577	@	Kate Spade & Co.	253,483	0.1
4,660		L Brands, Inc.	306,814	0.1
6,492		Lear Corp.	859,346	0.3
14,071		Leggett & Platt, Inc.	687,790	0.2
10,020		Lennar Corp. - Class A	430,159	0.1
539		Lennar Corp. - Class B	18,595	0.0
1,043	@	Liberty Expedia Holdings, Inc.	41,376	0.0
26,548	@	Liberty Interactive Corp. QVC Group	530,429	0.2
1,565	@	Liberty Ventures	57,702	0.0
3,267		Lions Gate Entertainment Corp.	87,882	0.0
9,333	@	Lions Gate Entertainment Corp.	229,032	0.1
7,949	@	Live Nation Entertainment, Inc.	211,443	0.1
32,406	@	LKQ Corp.	993,244	0.3
10,312	@	Lululemon Athletica, Inc.	670,177	0.2
206	@	Madison Square Garden Co.	35,331	0.0
25,897		Marriott International, Inc.	2,141,164	0.7
36,223		Mattel, Inc.	997,944	0.3
4,624	@	MGM Resorts International	133,310	0.0
17,167	@	Michael Kors Holdings Ltd.	737,838	0.3
7,579	@	Michaels Cos, Inc.	154,991	0.1
5,180	@	Mohawk Industries, Inc.	1,034,342	0.4
2,389	@	Murphy USA, Inc.	146,852	0.1
50,108		Newell Brands, Inc.	2,237,322	0.8
13,082	L	Nordstrom, Inc.	627,020	0.2
1,560	@	Norwegian Cruise Line Holdings Ltd.	66,347	0.0
372	@	NVR, Inc.	620,868	0.2
25,168		Omnicom Group	2,142,048	0.7
10,070	@	O'Reilly Automotive, Inc.	2,803,589	1.0
2,371	@	Panera Bread Co.	486,268	0.2
6,390	L	Polaris Industries, Inc.	526,472	0.2
4,283		Pool Corp.	446,888	0.2
10,870		Pulte Group, Inc.	199,791	0.1
415		Ralph Lauren Corp.	37,483	0.0
2,399		Regal Entertainment Group	49,419	0.0
41,948		Ross Stores, Inc.	2,751,789	0.9
15,523	@	Sally Beauty Holdings, Inc.	410,118	0.1
8,745		Scripps Networks Interactive - Class A	624,131	0.2
19,907		Service Corp. International	565,359	0.2
14,390	@	ServiceMaster Global Holdings, Inc.	542,071	0.2
6,766		Signet Jewelers Ltd.	637,763	0.2
189,057	L	Sirius XM Holdings, Inc.	841,304	0.3
7,595		Six Flags Entertainment Corp.	455,396	0.2
13,835	@	Skechers USA, Inc.	340,064	0.1
5,650	@,L	Tempur Sealy International, Inc.	385,782	0.1
5,107		Thor Industries, Inc.	510,955	0.2
7,712	@	Toll Brothers, Inc.	239,072	0.1
14,169		Tractor Supply Co.	1,074,152	0.4

See Accompanying Notes to Financial Statements

65

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

639		Tribune Media Co.	22,352	0.0
12,094	@	TripAdvisor, Inc.	560,799	0.2
5,328		Tupperware Brands Corp.	280,359	0.1
6,232	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,588,786	0.5
19,435	@,L	Under Armour, Inc. - Class A	564,587	0.2
19,662	@	Under Armour, Inc. - Class C	494,893	0.2
7,378	@	Urban Outfitters, Inc.	210,125	0.1
4,121		Vail Resorts, Inc.	664,759	0.2
934		Viacom, Inc.	35,959	0.0
32,305		Viacom, Inc. - Class B	1,133,906	0.4
1,117	@	Vista Outdoor, Inc.	41,217	0.0
3,623		Visteon Corp.	291,072	0.1
12,707		Wendy's Company	171,799	0.1
789		Whirlpool Corp.	143,417	0.1
9,380		Williams-Sonoma, Inc.	453,898	0.2
11,694		Wyndham Worldwide Corp.	893,071	0.3
7,749	L	Wynn Resorts Ltd.	670,366	0.2
			68,828,656	23.3

		Consumer Staples: 7.2%
6,447	@	Blue Buffalo Pet Products, Inc.	154,986	0.1
5,434		Brown-Forman Corp. - Class A	251,322	0.1
18,651		Brown-Forman Corp. - Class B	837,803	0.3
19,798		Campbell Soup Co.	1,197,185	0.4
4,126		Casey's General Stores, Inc.	490,499	0.2
27,316		Church & Dwight Co., Inc.	1,207,094	0.4
11,753		Clorox Co.	1,410,595	0.5
36,780		Conagra Brands, Inc.	1,454,649	0.5
2,655		Coty, Inc - Class A	48,613	0.0
19,736		Dr Pepper Snapple Group, Inc.	1,789,463	0.6
2,024		Energizer Holdings, Inc.	90,291	0.0
16,802	L	Flowers Foods, Inc.	335,536	0.1
8,054	@	Hain Celestial Group, Inc.	314,348	0.1
7,829	@,L	Herbalife Ltd.	376,888	0.1
14,933		Hershey Co.	1,544,520	0.5
25,126		Hormel Foods Corp.	874,636	0.3
5,379		Ingredion, Inc.	672,160	0.2
24,422		Kellogg Co.	1,800,146	0.6
12,233	@	Lamb Weston Holdings, Inc.	463,019	0.2
12,283		McCormick & Co., Inc.	1,146,372	0.4
7,146		Mead Johnson Nutrition Co.	505,651	0.2
1,715		Nu Skin Enterprises, Inc.	81,943	0.0
897	L	Pilgrim's Pride Corp.	17,034	0.0
3,935	@	Post Holdings, Inc.	316,335	0.1
109,197	@	Rite Aid Corp.	899,783	0.3
2,607		Spectrum Brands Holdings, Inc.	318,914	0.1
14,021	@	Sprouts Farmers Market, Inc.	265,277	0.1
1,870	@	TreeHouse Foods, Inc.	134,995	0.0
14,491		Tyson Foods, Inc.	893,805	0.3
4,706	@	US Foods Holding Corp.	129,321	0.0
18,447	@	WhiteWave Foods Co.	1,025,653	0.4
5,684		Whole Foods Market, Inc.	174,840	0.1
			21,223,676	7.2

		Energy: 1.4%
34,461		Cabot Oil & Gas Corp.	805,009	0.3
5,369	@	Chesapeake Energy Corp.	37,690	0.0
1,569		Cimarex Energy Co.	213,227	0.1
4,093	@	Continental Resources, Inc.	210,953	0.1
4,945		Devon Energy Corp.	225,838	0.1
2,038	@	Diamondback Energy, Inc.	205,960	0.0
537	@	Extraction Oil & Gas, Inc.	10,762	0.0
5,379	@	Newfield Exploration Co.	217,850	0.1
22,265		Oneok, Inc.	1,278,234	0.4
1,525	@	Parsley Energy, Inc.	53,741	0.0
52,031	@	Southwestern Energy Co.	562,975	0.2
12,150		Williams Cos., Inc.	378,351	0.1
			4,200,590	1.4

		Financials: 5.4%
4,975	@	Affiliated Managers Group, Inc.	722,867	0.2
5,069		Ameriprise Financial, Inc.	562,355	0.2
665		Amtrust Financial Services, Inc.	18,208	0.0
12,778		Arthur J. Gallagher & Co.	663,945	0.2
3,922		Artisan Partners Asset Management, Inc.	116,680	0.0
736		Brown & Brown, Inc.	33,017	0.0
8,595	L	CBOE Holdings, Inc.	635,085	0.2
23,186		Citizens Financial Group, Inc.	826,117	0.3
877	@,L	Credit Acceptance Corp.	190,756	0.1
1,861	@	Donnelley Financial Solutions, Inc.	42,766	0.0
11,638		Eaton Vance Corp.	487,399	0.2
1,900		Erie Indemnity Co.	213,655	0.1
4,246		Factset Research Systems, Inc.	693,924	0.2
9,918		Federated Investors, Inc.	280,481	0.1
278		First Hawaiian, Inc.	9,680	0.0
12,432		First Republic Bank	1,145,484	0.4
761		Interactive Brokers Group, Inc.	27,784	0.0
7,341		Invesco Ltd.	222,726	0.1
1,841		Lazard Ltd.	75,647	0.0
5,760		Lincoln National Corp.	381,715	0.1
1,307		LPL Financial Holdings, Inc.	46,019	0.0
3,890		MarketAxess Holdings, Inc.	571,519	0.2
16,144		Moody's Corp.	1,521,895	0.5
1,938		Morningstar, Inc.	142,559	0.1
9,664		MSCI, Inc. - Class A	761,330	0.3
19,584		NorthStar Asset Management Group, Inc.	292,193	0.1
5,933		Progressive Corp.	210,622	0.1
13,555		SEI Investments Co.	669,075	0.2
3,307	@	Signature Bank	496,711	0.2
4,066	@	SVB Financial Group	697,970	0.2

See Accompanying Notes to Financial Statements

66

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

19,751		T. Rowe Price Group, Inc.	1,486,460	0.5
23,527		TD Ameritrade Holding Corp.	1,025,777	0.4
5,595	@	Western Alliance Bancorp.	272,532	0.1
9,299		XL Group Ltd.	346,481	0.1
			15,891,434	5.4

		Health Care: 14.8%
4,213	@	Abiomed, Inc.	474,721	0.2
2,714	@,L	Acadia Healthcare Co., Inc.	89,833	0.0
10,148	@,L	Acadia Pharmaceuticals, Inc.	292,668	0.1
9,047		Agilent Technologies, Inc.	412,181	0.1
3,286	@,L	Agios Pharmaceuticals, Inc.	137,125	0.0
8,907	@	Akorn, Inc.	194,440	0.1
1,687	@	Alere, Inc.	65,742	0.0
7,661	@	Align Technology, Inc.	736,452	0.3
15,963	@	Alkermes PLC	887,224	0.3
6,895	@,L	Alnylam Pharmaceuticals, Inc.	258,149	0.1
17,529		AmerisourceBergen Corp.	1,370,593	0.5
4,133	@,L	Athenahealth, Inc.	434,668	0.1
18,176	@	BioMarin Pharmaceutical, Inc.	1,505,700	0.5
3,899		Bio-Techne Corp.	400,934	0.1
11,096		Bruker Corp.	235,013	0.1
13,053	@	Centene Corp.	737,625	0.3
31,315	@	Cerner Corp.	1,483,392	0.5
4,955	@	Charles River Laboratories International, Inc.	377,521	0.1
3,919		Cooper Cos., Inc.	685,551	0.2
7,823		CR Bard, Inc.	1,757,515	0.6
6,996	@	DaVita, Inc.	449,143	0.2
8,724	@	DexCom, Inc.	520,823	0.2
22,483	@	Edwards Lifesciences Corp.	2,106,657	0.7
8,715	@	Envision Healthcare Corp.	551,572	0.2
8,717	@	Henry Schein, Inc.	1,322,456	0.4
6,501		Hill-Rom Holdings, Inc.	364,966	0.1
29,705	@	Hologic, Inc.	1,191,765	0.4
9,424	@	Idexx Laboratories, Inc.	1,105,152	0.4
15,575	@	Illumina, Inc.	1,994,223	0.7
17,325	@	Incyte Corp., Ltd.	1,737,178	0.6
6,221	@	Inovalon Holdings, Inc.	64,076	0.0
1,742	@,L	Intercept Pharmaceuticals, Inc.	189,268	0.1
5,869	@,L	Intrexon Corp.	142,617	0.1
4,025	@	Intuitive Surgical, Inc.	2,552,534	0.9
12,777	@,L	Ionis Pharmaceuticals, Inc.	611,124	0.2
6,129	@,L	Juno Therapeutics, Inc.	115,532	0.0
4,870	@	Laboratory Corp. of America Holdings	625,211	0.2
6,836	@	Mednax, Inc.	455,688	0.2
2,795	@	Mettler Toledo International, Inc.	1,169,875	0.4
9,121	@	Neurocrine Biosciences, Inc.	352,983	0.1
31,226	@,L	Opko Health, Inc.	290,402	0.1
1,991	@	Patheon NV	57,162	0.0
8,897		Patterson Cos., Inc.	365,044	0.1
2,466		PerkinElmer, Inc.	128,602	0.0
1,466	@	Premier, Inc.	44,508	0.0
11,908	@	Quintiles IMS Holdings, Inc.	905,603	0.3
14,784		Resmed, Inc.	917,347	0.3
10,210	@,L	Seattle Genetics, Inc.	538,782	0.2
20,568		St. Jude Medical, Inc.	1,649,348	0.6
869		Teleflex, Inc.	140,039	0.0
8,673	@	Tenet Healthcare Corp.	128,707	0.0
1,300	@	United Therapeutics Corp.	186,459	0.1
2,245		Universal Health Services, Inc.	238,823	0.1
10,122	@	Varian Medical Systems, Inc.	908,753	0.3
8,250	@	VCA, Inc.	566,362	0.2
10,188	@	Veeva Systems, Inc.	414,652	0.1
479	@	VWR Corp.	11,989	0.0
8,154	@	Waters Corp.	1,095,816	0.4
4,327	@	WellCare Health Plans, Inc.	593,145	0.2
7,620		West Pharmaceutical Services, Inc.	646,405	0.2
10,415		Zimmer Biomet Holdings, Inc.	1,074,828	0.4
48,548		Zoetis, Inc.	2,598,774	0.9
			43,661,440	14.8

		Industrials: 14.7%
4,620		Acuity Brands, Inc.	1,066,573	0.4
5,069		Air Lease Corp.	174,019	0.1
10,460		Alaska Air Group, Inc.	928,116	0.3
10,188		Allegion Public Ltd.	652,032	0.2
412		Amerco, Inc.	152,271	0.1
4,501		Ametek, Inc.	218,749	0.1
15,473		AO Smith Corp.	732,646	0.2
8,265	@	Avis Budget Group, Inc.	303,160	0.1
10,839		BE Aerospace, Inc.	652,399	0.2
9,898		BWX Technologies, Inc.	392,951	0.1
1,987		Carlisle Cos., Inc.	219,146	0.1
15,118		CH Robinson Worldwide, Inc.	1,107,545	0.4
9,426		Cintas Corp.	1,089,268	0.4
437	@	Clean Harbors, Inc.	24,319	0.0
10,379	@	Copart, Inc.	575,100	0.2
12,357		Covanta Holding Corp.	192,769	0.1
12,430		Donaldson Co., Inc.	523,054	0.2
1,559		Dun & Bradstreet Corp.	189,138	0.1
12,616		Equifax, Inc.	1,491,590	0.5
13,577		Expeditors International Washington, Inc.	719,038	0.2
30,646		Fastenal Co.	1,439,749	0.5
8,388		Flowserve Corp.	403,043	0.1
16,217		Fortune Brands Home & Security, Inc.	866,961	0.3
5,862		Graco, Inc.	487,074	0.2
21,346	@	HD Supply Holdings, Inc.	907,418	0.3
2,062		Heico Corp.	159,083	0.1
4,054		Heico Corp. - Class A	275,267	0.1
501	@	Herc Holdings, Inc.	20,120	0.0
1,504	@	Hertz Global Holdings, Inc.	32,426	0.0
9,836		Hexcel Corp.	505,964	0.2
3,739		Hubbell, Inc.	436,341	0.1

See Accompanying Notes to Financial Statements

67

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

4,132		Huntington Ingalls Industries, Inc.	761,073	0.3
7,510		IDEX Corp.	676,351	0.2
13,728		Ingersoll-Rand PLC - Class A	1,030,149	0.3
9,411		JB Hunt Transport Services, Inc.	913,526	0.3
2,555	@	JetBlue Airways Corp.	57,283	0.0
20,965		Johnson Controls International plc	863,548	0.3
14,619		KAR Auction Services, Inc.	623,062	0.2
4,476		Landstar System, Inc.	381,803	0.1
3,906		Lennox International, Inc.	598,282	0.2
4,093		Lincoln Electric Holdings, Inc.	313,810	0.1
1,861		LSC Communications, Inc.	55,234	0.0
5,844	@	Manitowoc Foodservice, Inc.	112,964	0.0
22,873		Masco Corp.	723,244	0.2
6,010	@	Middleby Corp.	774,148	0.3
1,952		MSC Industrial Direct Co.	180,345	0.1
30,014		Nielsen NV	1,259,087	0.4
6,053		Nordson Corp.	678,239	0.2
4,455	@	Old Dominion Freight Line	382,194	0.1
3,201		Paccar, Inc.	204,544	0.1
20,031		Pitney Bowes, Inc.	304,271	0.1
4,242	@	Quanta Services, Inc.	147,834	0.1
13,522		Robert Half International, Inc.	659,603	0.2
10,957		Rockwell Automation, Inc.	1,472,621	0.5
13,860		Rockwell Collins, Inc.	1,285,654	0.4
10,170		Rollins, Inc.	343,543	0.1
5,420		Roper Technologies, Inc.	992,294	0.3
4,965	L	RR Donnelley & Sons Co.	81,029	0.0
4,495		Snap-On, Inc.	769,859	0.3
6,682		Spirit Aerosystems Holdings, Inc.	389,895	0.1
1,924		Stanley Black & Decker, Inc.	220,663	0.1
8,271	@	Stericycle, Inc.	637,198	0.2
8,903		Textron, Inc.	432,330	0.1
11,339		Toro Co.	634,417	0.2
5,334		TransDigm Group, Inc.	1,327,953	0.5
5,627	@	TransUnion	174,043	0.1
8,005	@	United Rentals, Inc.	845,168	0.3
1,882		Valmont Industries, Inc.	265,174	0.1
16,321	@	Verisk Analytics, Inc.	1,324,776	0.4
5,607	@	Wabco Holdings, Inc.	595,183	0.2
9,132	L	Wabtec Corp.	758,139	0.3
2,756		Watsco, Inc.	408,219	0.1
5,892		WW Grainger, Inc.	1,368,417	0.5
9,898		Xylem, Inc.	490,149	0.2
			43,454,647	14.7

		Information Technology: 21.6%
16,266	@	Akamai Technologies, Inc.	1,084,617	0.4
6,145		Alliance Data Systems Corp.	1,404,133	0.5
31,948		Amphenol Corp.	2,146,906	0.7
2,419	@	Ansys, Inc.	223,733	0.1
4,140	@,L	Arista Networks, Inc.	400,628	0.1
4,634	@	ARRIS International PLC	139,622	0.0
2,752	@	Atlassian Corp. PLC	66,268	0.0
18,450	@	Autodesk, Inc.	1,365,485	0.5
2,443	@,L	Black Knight Financial Services, Inc.	92,345	0.0
11,339		Booz Allen Hamilton Holding Corp.	408,998	0.1
12,500		Broadridge Financial Solutions, Inc. ADR	828,750	0.3
31,744	@	Cadence Design Systems, Inc.	800,584	0.3
16,507		CDK Global, Inc.	985,303	0.3
17,266		CDW Corp.	899,386	0.3
16,522	@	Citrix Systems, Inc.	1,475,580	0.5
8,618		Cognex Corp.	548,277	0.2
260	@	CommerceHub, Inc. Series A	3,903	0.0
521	@	CommerceHub, Inc. Series C	7,831	0.0
13,587	@	CommScope Holding Co., Inc.	505,436	0.2
5,524	@	CoreLogic, Inc.	203,449	0.1
3,390	@	CoStar Group, Inc.	638,981	0.2
3,819	@,L	Cree, Inc.	100,783	0.0
17,347		CSRA, Inc.	552,329	0.2
3,488		DST Systems, Inc.	373,739	0.1
30,987	@	Electronic Arts, Inc.	2,440,536	0.8
5,289	@	Euronet Worldwide, Inc.	383,082	0.1
7,125	@	F5 Networks, Inc.	1,031,130	0.3
19,680		Fidelity National Information Services, Inc.	1,488,595	0.5
3,716	@,L	FireEye, Inc.	44,220	0.0
33,210	@	First Data Corp.	471,250	0.2
23,640	@	Fiserv, Inc.	2,512,459	0.8
11,138	@,L	Fitbit, Inc.	81,530	0.0
9,751	@	FleetCor Technologies, Inc.	1,379,962	0.5
15,371	@	Fortinet, Inc.	462,975	0.2
8,485	@	Gartner, Inc.	857,579	0.3
15,962	@	Genpact Ltd.	388,515	0.1
16,289		Global Payments, Inc.	1,130,620	0.4
4,937	@,L	GoDaddy, Inc.	172,548	0.1
7,675	@	Guidewire Software, Inc.	378,608	0.1
5,854		IAC/InterActiveCorp	379,281	0.1
3,154	@	IPG Photonics Corp.	311,331	0.1
8,357		Jack Henry & Associates, Inc.	741,934	0.3
16,611		KLA-Tencor Corp.	1,306,954	0.4
13,573		Lam Research Corp.	1,435,073	0.5
7,059		Leidos Holdings, Inc.	360,997	0.1
11,864		Linear Technology Corp.	739,720	0.2
7,605	@	Manhattan Associates, Inc.	403,293	0.1
3,053	@,L	Match Group, Inc.	52,206	0.0
30,025		Maxim Integrated Products	1,158,064	0.4
22,383		Microchip Technology, Inc.	1,435,869	0.5
2,098		Motorola Solutions, Inc.	173,903	0.1
8,645		National Instruments Corp.	266,439	0.1
13,106	@	NCR Corp.	531,579	0.2

See Accompanying Notes to Financial Statements

68

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

17,941	@	Nuance Communications, Inc.	267,321	0.1
1,253	@,L	Nutanix, Inc.	33,280	0.0
54,241		Nvidia Corp.	5,789,684	2.0
4,358	@	ON Semiconductor Corp.	55,608	0.0
9,233	@	Palo Alto Networks, Inc.	1,154,587	0.4
20,070	@,L	Pandora Media, Inc.	261,713	0.1
34,348		Paychex, Inc.	2,091,106	0.7
5,368	@	PTC, Inc.	248,377	0.1
1,321	@	Qorvo, Inc.	69,656	0.0
19,278	@	Red Hat, Inc.	1,343,677	0.5
21,984		Sabre Corp.	548,501	0.2
16,783	@	ServiceNow, Inc.	1,247,648	0.4
18,552		Skyworks Solutions, Inc.	1,385,092	0.5
13,904	@	Splunk, Inc.	711,190	0.2
5,451	@	Square, Inc.	74,297	0.0
16,426		SS&C Technologies Holdings, Inc.	469,784	0.2
9,256		Symantec Corp.	221,126	0.1
1,516	@	Synopsys, Inc.	89,232	0.0
5,830	@	Tableau Software, Inc.	245,735	0.1
13,749	@	Teradata Corp.	373,560	0.1
17,637		Total System Services, Inc.	864,742	0.3
21,134	@	Trimble, Inc.	637,190	0.2
1,637	@,L	Twilio, Inc.	47,227	0.0
59,442	@,L	Twitter, Inc.	968,905	0.3
3,507	@	Tyler Technologies, Inc.	500,694	0.2
2,915	@	Ultimate Software Group, Inc.	531,550	0.2
16,446	@	Vantiv, Inc.	980,511	0.3
11,616	@	VeriFone Holdings, Inc.	205,952	0.1
10,074	@,L	VeriSign, Inc.	766,329	0.3
52,266		Western Union Co.	1,135,218	0.4
4,093	@	WEX, Inc.	456,779	0.2
12,372	@,L	Workday, Inc.	817,665	0.3
8,556		Xilinx, Inc.	516,526	0.2
5,579	@	Yelp, Inc.	212,727	0.1
4,494	@	Zebra Technologies Corp.	385,405	0.1
3,834	@,L	Zillow Group, Inc. - Class A	139,749	0.0
7,525	@,L	Zillow Group, Inc. - Class C	274,437	0.1
			63,900,098	21.6

		Materials: 5.1%
1,703		Aptargroup, Inc.	125,085	0.0
8,917		Avery Dennison Corp.	626,152	0.2
17,478	@	Axalta Coating Systems Ltd.	475,402	0.2
18,195		Ball Corp.	1,365,899	0.5
1,441		Bemis Co., Inc.	68,909	0.0
12,830	@	Berry Plastics Group, Inc.	625,206	0.2
1,417		Celanese Corp.	111,574	0.0
14,282	@	Crown Holdings, Inc.	750,805	0.3
4,962		Eagle Materials, Inc.	488,906	0.2
11,430		FMC Corp.	646,481	0.2
30,745	@	Freeport-McMoRan, Inc.	405,526	0.1
23,781		Graphic Packaging Holding Co.	296,787	0.1
8,470		International Flavors & Fragrances, Inc.	998,020	0.3
6,121		Martin Marietta Materials, Inc.	1,355,985	0.5
727		NewMarket Corp.	308,132	0.1
17,114	@	Owens-Illinois, Inc.	297,955	0.1
9,919		Packaging Corp. of America	841,329	0.3
445		Royal Gold, Inc.	28,191	0.0
13,834		RPM International, Inc.	744,684	0.3
4,415		Scotts Miracle-Gro Co.	421,853	0.1
20,862		Sealed Air Corp.	945,883	0.3
3,949		Silgan Holdings, Inc.	202,110	0.1
3,917		Southern Copper Corp.	125,109	0.0
3,686		Steel Dynamics, Inc.	131,148	0.0
8,329		Valspar Corp.	862,968	0.3
461		Valvoline, Inc.	9,911	0.0
13,131		Vulcan Materials Co.	1,643,345	0.6
4,141		WR Grace & Co.	280,097	0.1
			15,183,452	5.1

		Real Estate: 4.6%
821		Alexandria Real Estate Equities, Inc.	91,238	0.0
2,765		Boston Properties, Inc.	347,782	0.1
869		Care Capital Properties, Inc.	21,725	0.0
31,842	@	CBRE Group, Inc.	1,002,705	0.3
12,800		CubeSmart	342,656	0.1
6,586		CyrusOne, Inc.	294,592	0.1
11,873		Digital Realty Trust, Inc.	1,166,641	0.4
7,898		Empire State Realty Trust, Inc.	159,461	0.1
7,374		Equinix, Inc.	2,635,541	0.9
8,110		Equity Lifestyle Properties, Inc.	584,731	0.2
2,887		Essex Property Trust, Inc.	671,227	0.2
12,798		Extra Space Storage, Inc.	988,517	0.3
7,501		Federal Realty Investment Trust	1,065,967	0.4
19,864		Gaming and Leisure Properties, Inc.	608,236	0.2
10,545		Healthcare Trust of America, Inc.	306,965	0.1
27,635		Iron Mountain, Inc.	897,585	0.3
8,705		Lamar Advertising Co.	585,324	0.2
3,175		Life Storage, Inc.	270,700	0.1
7,253		Omega Healthcare Investors, Inc.	226,729	0.1
2,347		Outfront Media, Inc.	58,370	0.0
1,942		Regency Centers Corp.	133,901	0.1
2,899		Senior Housing Properties Trust	54,878	0.0
8,942		Tanger Factory Outlet Centers, Inc.	319,945	0.1
3,085		Taubman Centers, Inc.	228,074	0.1
11,277		Ventas, Inc.	705,038	0.2
			13,768,528	4.6

		Telecommunication Services: 0.5%
8,422	@	SBA Communications Corp.	869,656	0.3

See Accompanying Notes to Financial Statements

69

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

17,330	@ Zayo Group Holdings, Inc.	569,464	0.2
		1,439,120	0.5

	Total Common Stock
	(Cost $185,156,025)	291,551,641	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Securities Lending Collateralcc: 4.8%
3,392,560	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,392,750, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,460,608, due 12/31/17-10/20/46)	3,392,560	1.2
3,392,560	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,392,746, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,460,411, due 01/25/17-10/20/66)	3,392,560	1.1
3,392,560	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,392,753, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,460,411, due 03/02/17-02/01/49)	3,392,560	1.2
714,005	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $714,044, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $728,285, due 10/31/18-11/30/22)	714,005	0.2
3,392,560	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,392,746, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,460,411, due 01/15/17-08/20/66)	3,392,560	1.1
		14,284,245	4.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.5%
4,389,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $4,389,000)	4,389,000	1.5

	Total Short-Term Investments
	(Cost $18,673,245)	18,673,245	6.3

	Total Investments in Securities (Cost $203,829,270)	$310,224,886	104.9
	Liabilities in Excess of Other Assets	(14,376,904)	(4.9)
	Net Assets	$295,847,982	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $204,639,259.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$114,034,967
Gross Unrealized Depreciation	(8,449,340)

Net Unrealized Appreciation	$105,585,627

See Accompanying Notes to Financial Statements

70

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 14.9%
28,963	@	Adient plc	1,697,232	0.1
22,116		Advance Auto Parts, Inc.	3,740,258	0.2
18,599	@	AMC Networks, Inc.	973,472	0.1
75,620		Aramark	2,701,146	0.1
20,300	@	Autonation, Inc.	987,595	0.1
9,222	@	Autozone, Inc.	7,283,443	0.4
46,395		Bed Bath & Beyond, Inc.	1,885,493	0.1
86,582		Best Buy Co., Inc.	3,694,454	0.2
67,822		BorgWarner, Inc.	2,674,900	0.1
15,453	L	Brinker International, Inc.	765,387	0.0
28,509		Brunswick Corp.	1,554,881	0.1
21,929	@	Burlington Stores, Inc.	1,858,483	0.1
15,620	@	Cabela's, Inc.	914,551	0.1
1,464		Cable One, Inc.	910,213	0.1
23,297		CalAtlantic Group, Inc.	792,331	0.0
60,373	@	Carmax, Inc.	3,887,417	0.2
15,791		Carter's, Inc.	1,364,184	0.1
8,822	@	Chipotle Mexican Grill, Inc.	3,328,717	0.2
10,568		Choice Hotels International, Inc.	592,336	0.0
33,423		Cinemark Holdings, Inc.	1,282,106	0.1
11,522		Clear Channel Outdoor Holdings, Inc.	58,186	0.0
87,065		Coach, Inc.	3,049,016	0.2
23,253		CST Brands, Inc.	1,119,632	0.1
36,378		Darden Restaurants, Inc.	2,645,408	0.1
85,524		Delphi Automotive PLC	5,760,041	0.3
27,545		Dick's Sporting Goods, Inc.	1,462,639	0.1
5,599		Dillard's, Inc.	351,001	0.0
47,210	@,L	Discovery Communications, Inc. - Class A	1,294,026	0.1
69,520	@	Discovery Communications, Inc. - Class C	1,861,746	0.1
89,180		Dollar General Corp.	6,605,563	0.3
70,822	@	Dollar Tree, Inc.	5,466,042	0.3
15,584		Domino's Pizza, Inc.	2,481,596	0.1
105,357		D.R. Horton, Inc.	2,879,407	0.1
28,912		Dunkin' Brands Group, Inc.	1,516,145	0.1
37,288		Expedia, Inc.	4,223,985	0.2
23,640		Extended Stay America, Inc.	381,786	0.0
42,158		Foot Locker, Inc.	2,988,581	0.2
31,943		GameStop Corp.	806,880	0.0
70,173		Gap, Inc.	1,574,682	0.1
35,142		Garmin Ltd.	1,704,036	0.1
89,301		Gentex Corp.	1,758,337	0.1
45,640		Genuine Parts Co.	4,360,446	0.2
83,159		Goodyear Tire & Rubber Co.	2,567,118	0.1
1,356		Graham Holdings Co.	694,204	0.0
117,356	@	Groupon, Inc.	389,622	0.0
64,899		H&R Block, Inc.	1,492,028	0.1
117,723		Hanesbrands, Inc.	2,539,285	0.1
56,562		Harley-Davidson, Inc.	3,299,827	0.2
21,988		Harman International Industries, Inc.	2,444,186	0.1
35,101		Hasbro, Inc.	2,730,507	0.1
163,708		Hilton Worldwide Holdings, Inc.	4,452,858	0.2
10,209	@	Hyatt Hotels Corp.	564,149	0.0
29,369		International Game Technology PLC	749,497	0.0
125,390		Interpublic Group of Cos., Inc.	2,935,380	0.2
95,934	@,L	JC Penney Co., Inc.	797,212	0.0
13,833		John Wiley & Sons, Inc.	753,899	0.0
41,021	@	Kate Spade & Co.	765,862	0.0
57,689		Kohl's Corp.	2,848,683	0.1
75,731		L Brands, Inc.	4,986,129	0.3
23,050		Lear Corp.	3,051,128	0.2
41,376		Leggett & Platt, Inc.	2,022,459	0.1
56,444		Lennar Corp. - Class A	2,423,141	0.1
3,192		Lennar Corp. - Class B	110,124	0.0
28,391	@	Liberty Media Corp. - SiriusXM A	980,057	0.1
57,205	@	Liberty Media Corp. - SiriusXM C	1,940,394	0.1
7,955	@	Liberty Broadband Corp. - A	576,419	0.0
32,243	@	Liberty Broadband Corp. - C	2,388,239	0.1
16,606	@	Liberty Expedia Holdings, Inc.	658,760	0.0
138,662	@	Liberty Interactive Corp. QVC Group	2,770,467	0.1
24,931	@	Liberty Ventures	919,206	0.1
14,624		Lions Gate Entertainment Corp.	393,386	0.0
32,455	@	Lions Gate Entertainment Corp.	796,446	0.0
41,355	@	Live Nation Entertainment, Inc.	1,100,043	0.1
95,316	@	LKQ Corp.	2,921,435	0.2
30,394	@	Lululemon Athletica, Inc.	1,975,306	0.1
96,361		Macy's, Inc.	3,450,687	0.2
6,122	@	Madison Square Garden Co.	1,049,984	0.1
100,918		Marriott International, Inc.	8,343,900	0.4
106,533		Mattel, Inc.	2,934,984	0.2
148,094	@	MGM Resorts International	4,269,550	0.2
50,481	@	Michael Kors Holdings Ltd.	2,169,673	0.1
29,779	@	Michaels Cos, Inc.	608,981	0.0
19,258	@	Mohawk Industries, Inc.	3,845,437	0.2
11,552	@	Murphy USA, Inc.	710,101	0.0
147,389		Newell Brands, Inc.	6,580,919	0.3
119,821		News Corp - Class A	1,373,149	0.1
38,900		News Corp - Class B	459,020	0.0
38,467	L	Nordstrom, Inc.	1,843,723	0.1
49,648	@	Norwegian Cruise Line Holdings Ltd.	2,111,529	0.1
1,104	@	NVR, Inc.	1,842,576	0.1
74,033		Omnicom Group	6,300,949	0.3
29,627	@	O'Reilly Automotive, Inc.	8,248,453	0.4
7,044	@	Panera Bread Co.	1,444,654	0.1
11,997		Penske Auto Group, Inc.	621,924	0.0
18,985	L	Polaris Industries, Inc.	1,564,174	0.1

See Accompanying Notes to Financial Statements

71

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

12,737		Pool Corp.	1,328,979	0.1
107,575		Pulte Group, Inc.	1,977,229	0.1
25,205		PVH Corp.	2,274,499	0.1
17,812		Ralph Lauren Corp.	1,608,780	0.1
25,905		Regal Entertainment Group	533,643	0.0
123,417		Ross Stores, Inc.	8,096,155	0.4
52,607		Royal Caribbean Cruises Ltd.	4,315,878	0.2
46,095	@	Sally Beauty Holdings, Inc.	1,217,830	0.1
25,980		Scripps Networks Interactive - Class A	1,854,193	0.1
59,183		Service Corp. International	1,680,797	0.1
42,758	@	ServiceMaster Global Holdings, Inc.	1,610,694	0.1
21,804		Signet Jewelers Ltd.	2,055,245	0.1
555,874	L	Sirius XM Holdings, Inc.	2,473,639	0.1
22,550		Six Flags Entertainment Corp.	1,352,098	0.1
40,634	@	Skechers USA, Inc.	998,784	0.1
203,268		Staples, Inc.	1,839,575	0.1
68,614		TEGNA, Inc.	1,467,653	0.1
16,624	@,L	Tempur Sealy International, Inc.	1,135,087	0.1
15,162		Thor Industries, Inc.	1,516,958	0.1
34,185	L	Tiffany & Co.	2,646,945	0.1
48,751	@	Toll Brothers, Inc.	1,511,281	0.1
41,680		Tractor Supply Co.	3,159,761	0.2
24,221		Tribune Media Co.	847,251	0.0
35,948	@	TripAdvisor, Inc.	1,666,909	0.1
15,684		Tupperware Brands Corp.	825,292	0.0
18,283	@	Ulta Salon Cosmetics & Fragrance, Inc.	4,661,068	0.2
57,741	@,L	Under Armour, Inc. - Class A	1,677,376	0.1
58,408	@	Under Armour, Inc. - Class C	1,470,129	0.1
27,874	@	Urban Outfitters, Inc.	793,852	0.0
12,119		Vail Resorts, Inc.	1,954,916	0.1
3,294		Viacom, Inc.	126,819	0.0
107,732		Viacom, Inc. - Class B	3,781,393	0.2
18,914	@	Vista Outdoor, Inc.	697,927	0.0
10,658		Visteon Corp.	856,264	0.0
65,372		Wendy's Company	883,829	0.0
23,204		Whirlpool Corp.	4,217,791	0.2
27,871		Williams-Sonoma, Inc.	1,348,678	0.1
34,378		Wyndham Worldwide Corp.	2,625,448	0.1
24,966	L	Wynn Resorts Ltd.	2,159,809	0.1
			294,300,057	14.9

		Consumer Staples: 4.9%
19,125	@	Blue Buffalo Pet Products, Inc.	459,765	0.0
16,950		Brown-Forman Corp. - Class A	783,938	0.0
58,190		Brown-Forman Corp. - Class B	2,613,895	0.1
43,410		Bunge Ltd.	3,135,938	0.2
58,221		Campbell Soup Co.	3,520,624	0.2
12,258		Casey's General Stores, Inc.	1,457,231	0.1
80,138		Church & Dwight Co., Inc.	3,541,298	0.2
40,471		Clorox Co.	4,857,330	0.2
136,946		Conagra Brands, Inc.	5,416,214	0.3
142,511		Coty, Inc - Class A	2,609,376	0.1
57,900		Dr Pepper Snapple Group, Inc.	5,249,793	0.3
18,594	@	Edgewell Personal Care Co.	1,357,176	0.1
19,176		Energizer Holdings, Inc.	855,441	0.0
53,920		Flowers Foods, Inc.	1,076,782	0.1
32,068	@	Hain Celestial Group, Inc.	1,251,614	0.1
23,254	@,L	Herbalife Ltd.	1,119,448	0.1
43,805		Hershey Co.	4,530,751	0.2
84,578		Hormel Foods Corp.	2,944,160	0.1
22,406		Ingredion, Inc.	2,799,854	0.1
36,198		JM Smucker Co.	4,635,516	0.2
77,834		Kellogg Co.	5,737,144	0.3
45,972	@	Lamb Weston Holdings, Inc.	1,740,040	0.1
36,123		McCormick & Co., Inc.	3,371,360	0.2
58,380		Mead Johnson Nutrition Co.	4,130,969	0.2
53,711		Molson Coors Brewing Co.	5,226,617	0.3
17,147		Nu Skin Enterprises, Inc.	819,284	0.0
18,967	L	Pilgrim's Pride Corp.	360,183	0.0
36,429		Pinnacle Foods, Inc.	1,947,130	0.1
20,215	@	Post Holdings, Inc.	1,625,084	0.1
321,205	@	Rite Aid Corp.	2,646,729	0.1
7,665		Spectrum Brands Holdings, Inc.	937,660	0.0
41,251	@	Sprouts Farmers Market, Inc.	780,469	0.0
17,276	@	TreeHouse Foods, Inc.	1,247,155	0.1
91,302		Tyson Foods, Inc.	5,631,507	0.3
14,292	@	US Foods Holding Corp.	392,744	0.0
54,271	@	WhiteWave Foods Co.	3,017,468	0.2
99,517		Whole Foods Market, Inc.	3,061,143	0.2
			96,888,830	4.9

		Energy: 6.4%
56,703	@	Antero Resources Corp.	1,341,026	0.1
137,358		Baker Hughes, Inc.	8,924,149	0.5
143,796		Cabot Oil & Gas Corp.	3,359,075	0.2
62,297	@	Cheniere Energy, Inc.	2,580,965	0.1
191,935	@	Chesapeake Energy Corp.	1,347,384	0.1
29,215		Cimarex Energy Co.	3,970,318	0.2
44,143	@	Concho Resources, Inc./Midland TX	5,853,362	0.3
71,591		Consol Energy, Inc.	1,305,104	0.1
27,318	@	Continental Resources, Inc.	1,407,970	0.1
163,798		Devon Energy Corp.	7,480,655	0.4
20,647		Diamond Offshore Drilling	365,452	0.0
24,337	@	Diamondback Energy, Inc.	2,459,497	0.1
11,829	@	Dril-Quip, Inc.	710,331	0.0
94,388		Ensco PLC	917,451	0.0
53,782		EQT Corp.	3,517,343	0.2
11,519	@	Extraction Oil & Gas, Inc.	230,841	0.0
70,414	@	FMC Technologies, Inc.	2,501,809	0.1
11,525	L	Frank's International N.V.	141,873	0.0

See Accompanying Notes to Financial Statements

72

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

39,182	@	Gulfport Energy Corp.	847,898	0.0
30,312	L	Helmerich & Payne, Inc.	2,346,149	0.1
88,296		Hess Corp.	5,499,958	0.3
51,102		HollyFrontier Corp.	1,674,102	0.1
50,513	@	Kosmos Energy, LLC	354,096	0.0
44,891	@	Laredo Petroleum, Inc.	634,759	0.0
264,848		Marathon Oil Corp.	4,584,519	0.2
164,882		Marathon Petroleum Corp.	8,301,809	0.4
51,465		Murphy Oil Corp.	1,602,105	0.1
86,866		Nabors Industries Ltd.	1,424,602	0.1
118,056		National Oilwell Varco, Inc.	4,420,017	0.2
61,992	@	Newfield Exploration Co.	2,510,676	0.1
77,709		Noble Corp. PLC	460,037	0.0
133,180		Noble Energy, Inc.	5,068,831	0.3
30,540		Oceaneering International, Inc.	861,533	0.0
65,328		Oneok, Inc.	3,750,480	0.2
51,202	@	Parsley Energy, Inc.	1,804,358	0.1
45,064		Patterson-UTI Energy, Inc.	1,213,123	0.1
30,495	L	PBF Energy, Inc.	850,201	0.0
75,275		QEP Resources, Inc.	1,385,813	0.1
63,837		Range Resources Corp.	2,193,439	0.1
48,567	@	Rice Energy, Inc.	1,036,905	0.1
39,323		Rowan Companies PLC	742,811	0.0
18,765	L	RPC, Inc.	371,735	0.0
30,243		SM Energy Co.	1,042,779	0.1
154,556	@	Southwestern Energy Co.	1,672,296	0.1
47,034		Superior Energy Services	793,934	0.0
51,676		Targa Resources Corp.	2,897,473	0.1
37,288		Tesoro Corp.	3,260,836	0.2
108,814	@,L	Transocean Ltd.	1,603,918	0.1
48,509		United States Steel Corp.	1,601,282	0.1
306,142	@,L	Weatherford International PLC	1,527,649	0.1
63,127	@	Whiting Petroleum Corp.	758,787	0.0
215,795		Williams Cos., Inc.	6,719,856	0.3
21,574		World Fuel Services Corp.	990,462	0.1
104,991	@	WPX Energy, Inc.	1,529,719	0.1
			126,753,552	6.4

		Financials: 13.3%
16,796	@	Affiliated Managers Group, Inc.	2,440,459	0.1
104,580		AGNC Investment Corp.	1,896,035	0.1
4,644	@	Alleghany Corp.	2,824,109	0.1
27,599		Allied World Assurance Co. Holdings Ltd.	1,482,342	0.1
138,682		Ally Financial, Inc.	2,637,732	0.1
21,387		American Financial Group, Inc.	1,884,622	0.1
2,361		American National Insurance Co.	294,204	0.0
49,038		Ameriprise Financial, Inc.	5,440,276	0.3
27,515		Amtrust Financial Services, Inc.	753,361	0.0
317,905		Annaly Capital Management, Inc.	3,169,513	0.2
35,804	@	Arch Capital Group Ltd.	3,089,527	0.2
54,777		Arthur J. Gallagher & Co.	2,846,213	0.1
11,974		Artisan Partners Asset Management, Inc.	356,227	0.0
18,743		Aspen Insurance Holdings Ltd.	1,030,865	0.1
46,979		Associated Banc-Corp.	1,160,381	0.1
17,797		Assurant, Inc.	1,652,629	0.1
41,955		Assured Guaranty Ltd.	1,584,640	0.1
28,830		Axis Capital Holdings Ltd.	1,881,734	0.1
13,367	L	Bank of Hawaii Corp.	1,185,519	0.1
30,985		BankUnited, Inc.	1,167,825	0.1
8,021		BOK Financial Corp.	666,064	0.0
36,695		Brown & Brown, Inc.	1,646,138	0.1
25,534	L	CBOE Holdings, Inc.	1,886,707	0.1
58,499		Chimera Investment Corp.	995,653	0.1
46,826		Cincinnati Financial Corp.	3,547,070	0.2
62,178		CIT Group, Inc.	2,653,757	0.1
165,951		Citizens Financial Group, Inc.	5,912,834	0.3
8,707		CNA Financial Corp.	361,341	0.0
54,511		Comerica, Inc.	3,712,744	0.2
27,314		Commerce Bancshares, Inc.	1,579,022	0.1
2,645	@,L	Credit Acceptance Corp.	575,314	0.0
16,748	L	Cullen/Frost Bankers, Inc.	1,477,676	0.1
8,158	@	Donnelley Financial Solutions, Inc.	187,471	0.0
87,205	@	E*Trade Financial Corp.	3,021,653	0.2
44,774		East-West Bancorp., Inc.	2,275,862	0.1
34,606		Eaton Vance Corp.	1,449,299	0.1
20,150		Endurance Specialty Holdings Ltd.	1,861,860	0.1
7,612		Erie Indemnity Co.	855,969	0.0
13,084		Everest Re Group Ltd.	2,831,378	0.1
12,486		Factset Research Systems, Inc.	2,040,587	0.1
29,185		Federated Investors, Inc.	825,352	0.0
239,472		Fifth Third Bancorp	6,458,560	0.3
33,601		First American Financial Corp.	1,230,805	0.1
7,681		First Hawaiian, Inc.	267,452	0.0
72,634		First Horizon National Corp.	1,453,406	0.1
45,540		First Republic Bank	4,196,056	0.2
82,010		FNF Group	2,785,060	0.1
13,191		Hanover Insurance Group, Inc.	1,200,513	0.1
122,632		Hartford Financial Services Group, Inc.	5,843,415	0.3
335,926		Huntington Bancshares, Inc.	4,440,942	0.2
19,735		Interactive Brokers Group, Inc.	720,525	0.0
128,471		Invesco Ltd.	3,897,810	0.2
337,795		Keycorp	6,171,515	0.3
40,190		Lazard Ltd.	1,651,407	0.1
32,853		Legg Mason, Inc.	982,633	0.1
102,616		Leucadia National Corp.	2,385,822	0.1
74,612		Lincoln National Corp.	4,944,537	0.3
87,489		Loews Corp.	4,097,110	0.2

See Accompanying Notes to Financial Statements

73

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

26,821		LPL Financial Holdings, Inc.	944,367	0.1
46,855		M&T Bank Corp.	7,329,528	0.4
4,264	@	Markel Corp.	3,856,788	0.2
11,438		MarketAxess Holdings, Inc.	1,680,471	0.1
8,729		Mercury General Corp.	525,573	0.0
115,360		MFA Financial, Inc.	880,197	0.0
52,929		Moody's Corp.	4,989,617	0.3
5,753		Morningstar, Inc.	423,191	0.0
28,413		MSCI, Inc. - Class A	2,238,376	0.1
34,995		Nasdaq, Inc.	2,348,864	0.1
94,440		Navient Corp.	1,551,649	0.1
148,165		New York Community Bancorp., Inc.	2,357,305	0.1
64,856		Northern Trust Corp.	5,775,427	0.3
57,622		NorthStar Asset Management Group, Inc.	859,720	0.0
76,268		Old Republic International Corp.	1,449,092	0.1
16,955	@	OneMain Holdings, Inc.	375,384	0.0
37,033		PacWest Bancorp	2,016,077	0.1
96,711		People's United Financial, Inc.	1,872,325	0.1
32,282		Popular, Inc.	1,414,597	0.1
83,824		Principal Financial Group, Inc.	4,850,057	0.2
16,380		ProAssurance Corp.	920,556	0.0
182,262		Progressive Corp.	6,470,301	0.3
39,457		Raymond James Financial, Inc.	2,733,186	0.1
397,321		Regions Financial Corp.	5,705,530	0.3
19,944		Reinsurance Group of America, Inc.	2,509,554	0.1
13,334		RenaissanceRe Holdings Ltd.	1,816,357	0.1
33,892	@	Santander Consumer USA Holdings, Inc.	457,542	0.0
40,256		SEI Investments Co.	1,987,036	0.1
16,483	@	Signature Bank	2,475,747	0.1
134,354	@	SLM Corp.	1,480,581	0.1
78,282		Starwood Property Trust, Inc.	1,718,290	0.1
157,249		SunTrust Banks, Inc.	8,625,108	0.4
16,162	@	SVB Financial Group	2,774,369	0.1
262,160		Synchrony Financial	9,508,543	0.5
39,251		Synovus Financial Corp.	1,612,431	0.1
76,050		T. Rowe Price Group, Inc.	5,723,523	0.3
49,020		TCF Financial Corp.	960,302	0.1
77,630		TD Ameritrade Holding Corp.	3,384,668	0.2
18,285		TFS Financial Corp.	348,146	0.0
37,086		Torchmark Corp.	2,735,463	0.1
108,005		Two Harbors Investment Corp.	941,804	0.0
74,328		Unum Group	3,265,229	0.2
23,678		Validus Holdings Ltd.	1,302,527	0.1
63,869	**	Voya Financial, Inc.	2,504,942	0.1
29,416	@	Western Alliance Bancorp.	1,432,853	0.1
1,326		White Mountains Insurance Group Ltd.	1,108,602	0.1
29,893		WR Berkley Corp.	1,988,183	0.1
82,406		XL Group Ltd.	3,070,448	0.2
62,858		Zions Bancorp.	2,705,408	0.1
			261,875,366	13.3

		Health Care: 8.8%
12,508	@	Abiomed, Inc.	1,409,401	0.1
22,755	@,L	Acadia Healthcare Co., Inc.	753,191	0.0
29,825	@,L	Acadia Pharmaceuticals, Inc.	860,153	0.0
101,579		Agilent Technologies, Inc.	4,627,939	0.2
9,928	@,L	Agios Pharmaceuticals, Inc.	414,295	0.0
26,248	@	Akorn, Inc.	572,994	0.0
27,001	@	Alere, Inc.	1,052,229	0.1
22,534	@	Align Technology, Inc.	2,166,193	0.1
46,950	@	Alkermes PLC	2,609,481	0.1
58,378	@	Allscripts-Misys Healthcare Solutions, Inc.	596,039	0.0
23,592	@,L	Alnylam Pharmaceuticals, Inc.	883,284	0.0
51,571		AmerisourceBergen Corp.	4,032,337	0.2
12,278	@,L	Athenahealth, Inc.	1,291,277	0.1
53,336	@	BioMarin Pharmaceutical, Inc.	4,418,354	0.2
6,539	@	Bio-Rad Laboratories, Inc.	1,191,929	0.1
11,586		Bio-Techne Corp.	1,191,388	0.1
57,410	@	Brookdale Senior Living, Inc.	713,032	0.0
32,664		Bruker Corp.	691,824	0.0
52,217	@	Centene Corp.	2,950,783	0.1
91,867	@	Cerner Corp.	4,351,740	0.2
14,567	@	Charles River Laboratories International, Inc.	1,109,860	0.1
14,835		Cooper Cos., Inc.	2,595,087	0.1
23,009		CR Bard, Inc.	5,169,202	0.3
52,361	@	DaVita, Inc.	3,361,576	0.2
71,819		Dentsply Sirona, Inc.	4,146,111	0.2
25,907	@	DexCom, Inc.	1,546,648	0.1
66,142	@	Edwards Lifesciences Corp.	6,197,505	0.3
63,868	@	Endo International PLC	1,051,906	0.1
36,388	@	Envision Healthcare Corp.	2,302,997	0.1
25,575	@	Henry Schein, Inc.	3,879,983	0.2
20,630		Hill-Rom Holdings, Inc.	1,158,168	0.1
87,144	@	Hologic, Inc.	3,496,217	0.2
27,715	@	Idexx Laboratories, Inc.	3,250,138	0.2
45,814	@	Illumina, Inc.	5,866,025	0.3
50,833	@	Incyte Corp., Ltd.	5,097,025	0.3
18,987	@	Inovalon Holdings, Inc.	195,566	0.0
5,258	@,L	Intercept Pharmaceuticals, Inc.	571,282	0.0
17,725	@,L	Intrexon Corp.	430,718	0.0
11,840	@	Intuitive Surgical, Inc.	7,508,573	0.4
37,672	@	Ionis Pharmaceuticals, Inc.	1,801,852	0.1
20,115	@,L	Juno Therapeutics, Inc.	379,168	0.0
31,967	@	Laboratory Corp. of America Holdings	4,103,923	0.2
11,657	@	LifePoint Health, Inc.	662,118	0.0
34,147	@	Mallinckrodt PLC - W/I	1,701,204	0.1
28,652	@	Mednax, Inc.	1,909,942	0.1

See Accompanying Notes to Financial Statements

74

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

8,197	@	Mettler Toledo International, Inc.	3,430,936	0.2
27,115	@	Neurocrine Biosciences, Inc.	1,049,351	0.1
100,463	@,L	Opko Health, Inc.	934,306	0.0
10,275	@	Patheon NV	294,995	0.0
26,173		Patterson Cos., Inc.	1,073,878	0.1
34,244		PerkinElmer, Inc.	1,785,825	0.1
43,009		Perrigo Co. PLC	3,579,639	0.2
14,640	@	Premier, Inc.	444,470	0.0
71,203	@	Qiagen NV	1,995,108	0.1
44,223		Quest Diagnostics, Inc.	4,064,094	0.2
43,878	@	Quintiles IMS Holdings, Inc.	3,336,922	0.2
43,493		Resmed, Inc.	2,698,741	0.1
30,013	@,L	Seattle Genetics, Inc.	1,583,786	0.1
87,182		St. Jude Medical, Inc.	6,991,125	0.4
13,636		Teleflex, Inc.	2,197,441	0.1
25,706	@	Tenet Healthcare Corp.	381,477	0.0
13,783	@,L	United Therapeutics Corp.	1,976,896	0.1
26,732		Universal Health Services, Inc.	2,843,750	0.1
29,758	@	Varian Medical Systems, Inc.	2,671,673	0.1
24,505	@	VCA, Inc.	1,682,268	0.1
30,261	@	Veeva Systems, Inc.	1,231,623	0.1
24,381	@	VWR Corp.	610,256	0.0
23,982	@	Waters Corp.	3,222,941	0.2
13,954	@	WellCare Health Plans, Inc.	1,912,814	0.1
22,394		West Pharmaceutical Services, Inc.	1,899,683	0.1
57,826		Zimmer Biomet Holdings, Inc.	5,967,643	0.3
142,833		Zoetis, Inc.	7,645,850	0.4
			173,778,148	8.8

		Industrials: 13.4%
13,586		Acuity Brands, Inc.	3,136,464	0.2
47,997	@	Aecom Technology Corp.	1,745,171	0.1
21,936		AGCO Corp.	1,269,217	0.1
30,038		Air Lease Corp.	1,031,205	0.1
37,381		Alaska Air Group, Inc.	3,316,816	0.2
29,952		Allegion Public Ltd.	1,916,928	0.1
44,612		Allison Transmission Holdings, Inc.	1,502,978	0.1
1,917		Amerco, Inc.	708,504	0.0
165,723		American Airlines Group, Inc.	7,737,607	0.4
71,950		Ametek, Inc.	3,496,770	0.2
45,491		AO Smith Corp.	2,153,999	0.1
137,234		Arconic, Inc.	2,544,318	0.1
14,528	@,L	Armstrong World Industries, Inc.	607,270	0.0
24,315	@	Avis Budget Group, Inc.	891,874	0.0
31,872		BE Aerospace, Inc.	1,918,376	0.1
29,425		BWX Technologies, Inc.	1,168,172	0.1
19,536		Carlisle Cos., Inc.	2,154,625	0.1
44,456		CH Robinson Worldwide, Inc.	3,256,847	0.2
32,543		Chicago Bridge & Iron Co. NV	1,033,240	0.1
27,723		Cintas Corp.	3,203,670	0.2
16,309	@	Clean Harbors, Inc.	907,596	0.0
30,975	@	Colfax Corp.	1,112,932	0.1
9,719		Copa Holdings S.A.	882,777	0.0
30,835	@	Copart, Inc.	1,708,567	0.1
37,344		Covanta Holding Corp.	582,566	0.0
15,358		Crane Co.	1,107,619	0.1
49,468		Cummins, Inc.	6,760,792	0.3
39,990		Donaldson Co., Inc.	1,682,779	0.1
47,907		Dover Corp.	3,589,671	0.2
11,467		Dun & Bradstreet Corp.	1,391,176	0.1
37,011		Equifax, Inc.	4,375,811	0.2
56,725		Expeditors International Washington, Inc.	3,004,156	0.2
89,924		Fastenal Co.	4,224,629	0.2
40,555		Flowserve Corp.	1,948,668	0.1
43,523		Fluor Corp.	2,285,828	0.1
47,689		Fortune Brands Home & Security, Inc.	2,549,454	0.1
17,837	@	Genesee & Wyoming, Inc.	1,238,066	0.1
17,422		Graco, Inc.	1,447,594	0.1
62,774	@	HD Supply Holdings, Inc.	2,668,523	0.1
6,231		Heico Corp.	480,722	0.0
11,921		Heico Corp. - Class A	809,436	0.0
7,741	@	Herc Holdings, Inc.	310,879	0.0
23,166	@	Hertz Global Holdings, Inc.	499,459	0.0
29,223		Hexcel Corp.	1,503,231	0.1
17,133		Hubbell, Inc.	1,999,421	0.1
14,535		Huntington Ingalls Industries, Inc.	2,677,202	0.1
23,727		IDEX Corp.	2,136,854	0.1
80,625		Ingersoll-Rand PLC - Class A	6,050,100	0.3
28,453		ITT, Inc.	1,097,432	0.1
37,399	@	Jacobs Engineering Group, Inc.	2,131,743	0.1
27,670		JB Hunt Transport Services, Inc.	2,685,927	0.1
100,527	@	JetBlue Airways Corp.	2,253,815	0.1
287,573		Johnson Controls International plc	11,845,132	0.6
33,628		Kansas City Southern	2,853,336	0.1
42,976		KAR Auction Services, Inc.	1,831,637	0.1
44,545		KBR, Inc.	743,456	0.0
16,622	@	Kirby Corp.	1,105,363	0.1
23,953		L-3 Communications Holdings, Inc.	3,643,491	0.2
13,164		Landstar System, Inc.	1,122,889	0.1
12,391		Lennox International, Inc.	1,897,929	0.1
19,260		Lincoln Electric Holdings, Inc.	1,476,664	0.1
8,180		LSC Communications, Inc.	242,782	0.0
23,359		Macquarie Infrastructure Co. LLC	1,908,430	0.1
39,529	@	Manitowoc Foodservice, Inc.	764,096	0.0
20,939		Manpowergroup, Inc.	1,860,849	0.1
103,666		Masco Corp.	3,277,919	0.2
17,676	@	Middleby Corp.	2,276,846	0.1
13,768		MSC Industrial Direct Co.	1,272,026	0.1
112,587		Nielsen NV	4,723,025	0.2
17,796		Nordson Corp.	1,994,042	0.1

See Accompanying Notes to Financial Statements

75

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

21,058	@	Old Dominion Freight Line	1,806,566	0.1
18,395		Orbital ATK, Inc.	1,613,793	0.1
22,955		Oshkosh Corp.	1,483,123	0.1
36,146		Owens Corning, Inc.	1,863,688	0.1
107,317		Paccar, Inc.	6,857,556	0.3
41,835		Parker Hannifin Corp.	5,856,900	0.3
51,931		Pentair PLC	2,911,771	0.1
58,866		Pitney Bowes, Inc.	894,175	0.0
45,447	@	Quanta Services, Inc.	1,583,828	0.1
13,882		Regal-Beloit Corp.	961,328	0.0
73,658		Republic Services, Inc.	4,202,189	0.2
40,165		Robert Half International, Inc.	1,959,249	0.1
40,696		Rockwell Automation, Inc.	5,469,542	0.3
40,668		Rockwell Collins, Inc.	3,772,364	0.2
29,913		Rollins, Inc.	1,010,461	0.1
31,272		Roper Technologies, Inc.	5,725,278	0.3
22,228	L	RR Donnelley & Sons Co.	362,761	0.0
16,879		Ryder System, Inc.	1,256,473	0.1
18,061		Snap-On, Inc.	3,093,307	0.2
38,096		Spirit Aerosystems Holdings, Inc.	2,222,902	0.1
22,497	@	Spirit Airlines, Inc.	1,301,676	0.1
46,865		Stanley Black & Decker, Inc.	5,374,947	0.3
25,740	@	Stericycle, Inc.	1,983,010	0.1
32,999		Terex Corp.	1,040,458	0.1
84,228		Textron, Inc.	4,090,112	0.2
21,935		Timken Co.	870,819	0.0
33,686		Toro Co.	1,884,732	0.1
15,650		TransDigm Group, Inc.	3,896,224	0.2
16,989	@	TransUnion	525,470	0.0
47,073		Trinity Industries, Inc.	1,306,746	0.1
99,384	@	United Continental Holdings, Inc.	7,243,106	0.4
27,571	@	United Rentals, Inc.	2,910,946	0.1
27,223	@,L	USG Corp.	786,200	0.0
6,925		Valmont Industries, Inc.	975,732	0.0
47,894	@	Verisk Analytics, Inc.	3,887,556	0.2
16,657	@	Wabco Holdings, Inc.	1,768,141	0.1
26,867	L	Wabtec Corp.	2,230,498	0.1
8,184		Watsco, Inc.	1,212,214	0.1
15,105	@	Wesco International, Inc.	1,005,238	0.0
17,289		WW Grainger, Inc.	4,015,370	0.2
55,881		Xylem, Inc.	2,767,227	0.1
			263,723,064	13.4

		Information Technology: 14.4%
53,811	@	Akamai Technologies, Inc.	3,588,117	0.2
18,029		Alliance Data Systems Corp.	4,119,626	0.2
46,233		Amdocs Ltd.	2,693,072	0.1
93,969		Amphenol Corp.	6,314,717	0.3
96,148		Analog Devices, Inc.	6,982,268	0.4
27,456	@	Ansys, Inc.	2,539,405	0.1
12,306	@,L	Arista Networks, Inc.	1,190,852	0.1
59,011	@	ARRIS International PLC	1,778,001	0.1
28,367	@	Arrow Electronics, Inc.	2,022,567	0.1
8,390	@	Atlassian Corp. PLC	202,031	0.0
66,180	@	Autodesk, Inc.	4,897,982	0.2
40,400		Avnet, Inc.	1,923,444	0.1
7,450	@,L	Black Knight Financial Services, Inc.	281,610	0.0
35,829		Booz Allen Hamilton Holding Corp.	1,292,352	0.1
36,755		Broadridge Financial Solutions, Inc. ADR	2,436,856	0.1
126,246		Brocade Communications Systems, Inc.	1,576,812	0.1
91,058		CA, Inc.	2,892,913	0.1
93,403	@	Cadence Design Systems, Inc.	2,355,624	0.1
48,555		CDK Global, Inc.	2,898,248	0.1
50,793		CDW Corp.	2,645,807	0.1
48,465	@	Citrix Systems, Inc.	4,328,409	0.2
25,598		Cognex Corp.	1,628,545	0.1
4,370	@	CommerceHub, Inc. Series A	65,594	0.0
9,031	@	CommerceHub, Inc. Series C	135,736	0.0
40,342	@	CommScope Holding Co., Inc.	1,500,722	0.1
43,258		Computer Sciences Corp.	2,570,390	0.1
27,843	@	CoreLogic, Inc.	1,025,458	0.0
9,970	@	CoStar Group, Inc.	1,879,245	0.1
31,048	@,L	Cree, Inc.	819,357	0.0
51,528		CSRA, Inc.	1,640,651	0.1
97,282		Cypress Semiconductor Corp.	1,112,906	0.1
15,844		Dolby Laboratories, Inc.	715,990	0.0
10,261		DST Systems, Inc.	1,099,466	0.1
14,188	@	EchoStar Corp.	729,121	0.0
91,166	@	Electronic Arts, Inc.	7,180,234	0.4
15,729	@	Euronet Worldwide, Inc.	1,139,251	0.1
20,953	@	F5 Networks, Inc.	3,032,318	0.2
101,760		Fidelity National Information Services, Inc.	7,697,126	0.4
48,524	@,L	FireEye, Inc.	577,436	0.0
98,619	@	First Data Corp.	1,399,404	0.1
23,610	@,L	First Solar, Inc.	757,645	0.0
69,552	@	Fiserv, Inc.	7,391,987	0.4
40,463	@,L	Fitbit, Inc.	296,189	0.0
28,614	@	FleetCor Technologies, Inc.	4,049,453	0.2
43,193		Flir Systems, Inc.	1,563,155	0.1
45,674	@	Fortinet, Inc.	1,375,701	0.1
24,955	@	Gartner, Inc.	2,522,202	0.1
47,416	@	Genpact Ltd.	1,154,105	0.1
47,903		Global Payments, Inc.	3,324,947	0.2
14,915	@,L	GoDaddy, Inc.	521,279	0.0
22,800	@	Guidewire Software, Inc.	1,124,724	0.1
38,985		Harris Corp.	3,994,793	0.2
22,183		IAC/InterActiveCorp	1,437,237	0.1
11,029	@	IPG Photonics Corp.	1,088,673	0.1
58,958		Jabil Circuit, Inc.	1,395,536	0.1
24,584		Jack Henry & Associates, Inc.	2,182,567	0.1
116,627		Juniper Networks, Inc.	3,295,879	0.2
53,573	@	Keysight Technologies, Inc.	1,959,165	0.1
48,735		KLA-Tencor Corp.	3,834,470	0.2
49,963		Lam Research Corp.	5,282,588	0.3
41,197		Leidos Holdings, Inc.	2,106,815	0.1
74,398		Linear Technology Corp.	4,638,715	0.2

See Accompanying Notes to Financial Statements

76

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

22,606	@	Manhattan Associates, Inc.	1,198,796	0.1
126,944		Marvell Technology Group Ltd.	1,760,713	0.1
9,509	@,L	Match Group, Inc.	162,604	0.0
88,316		Maxim Integrated Products	3,406,348	0.2
65,655		Microchip Technology, Inc.	4,211,768	0.2
324,516	@	Micron Technology, Inc.	7,113,391	0.4
54,565		Motorola Solutions, Inc.	4,522,893	0.2
32,306		National Instruments Corp.	995,671	0.0
38,968	@	NCR Corp.	1,580,542	0.1
90,559		NetApp, Inc.	3,194,016	0.2
70,452	@	Nuance Communications, Inc.	1,049,735	0.1
4,676	@,L	Nutanix, Inc.	124,195	0.0
159,585		Nvidia Corp.	17,034,103	0.9
129,998	@	ON Semiconductor Corp.	1,658,774	0.1
27,146	@	Palo Alto Networks, Inc.	3,394,607	0.2
68,690	@,L	Pandora Media, Inc.	895,718	0.0
101,044		Paychex, Inc.	6,151,559	0.3
35,920	@	PTC, Inc.	1,662,018	0.1
39,899	@	Qorvo, Inc.	2,103,874	0.1
56,551	@	Red Hat, Inc.	3,941,605	0.2
65,342		Sabre Corp.	1,630,283	0.1
49,243	@	ServiceNow, Inc.	3,660,725	0.2
59,285		Skyworks Solutions, Inc.	4,426,218	0.2
40,899	@	Splunk, Inc.	2,091,984	0.1
16,643	@	Square, Inc.	226,844	0.0
53,032		SS&C Technologies Holdings, Inc.	1,516,715	0.1
18,887	@,L	SunPower Corp.	124,843	0.0
191,725		Symantec Corp.	4,580,310	0.2
47,216	@	Synopsys, Inc.	2,779,134	0.1
17,157	@	Tableau Software, Inc.	723,168	0.0
40,448	@	Teradata Corp.	1,098,972	0.1
63,990		Teradyne, Inc.	1,625,346	0.1
51,863		Total System Services, Inc.	2,542,843	0.1
78,593	@	Trimble, Inc.	2,369,579	0.1
6,109	@,L	Twilio, Inc.	176,245	0.0
197,972	@	Twitter, Inc.	3,226,944	0.2
10,423	@	Tyler Technologies, Inc.	1,488,092	0.1
8,659	@	Ultimate Software Group, Inc.	1,578,969	0.1
48,369	@	Vantiv, Inc.	2,883,760	0.1
34,217	@	VeriFone Holdings, Inc.	606,667	0.0
29,637	@,L	VeriSign, Inc.	2,254,487	0.1
88,439		Western Digital Corp.	6,009,430	0.3
153,703		Western Union Co.	3,338,429	0.2
12,156	@	WEX, Inc.	1,356,610	0.1
36,381	@,L	Workday, Inc.	2,404,420	0.1
314,472		Xerox Corp.	2,745,341	0.1
79,339		Xilinx, Inc.	4,789,695	0.2
21,275	@	Yelp, Inc.	811,216	0.0
16,338	@	Zebra Technologies Corp.	1,401,147	0.1
16,406	@,L	Zillow Group, Inc. - Class A	597,999	0.0
32,298	@,L	Zillow Group, Inc. - Class C	1,177,908	0.1
226,786	@	Zynga, Inc.	582,840	0.0
			283,197,581	14.4
		Materials: 5.5%
34,971		Albemarle Corp.	3,010,304	0.2
46,211		Alcoa Corp.	1,297,605	0.1
19,541		Aptargroup, Inc.	1,435,287	0.1
19,381		Ashland Global Holdings, Inc.	2,118,150	0.1
27,786		Avery Dennison Corp.	1,951,133	0.1
51,905	@	Axalta Coating Systems Ltd.	1,411,816	0.1
53,389		Ball Corp.	4,007,912	0.2
29,708		Bemis Co., Inc.	1,420,637	0.1
38,095	@	Berry Plastics Group, Inc.	1,856,369	0.1
19,089		Cabot Corp.	964,758	0.1
46,072		Celanese Corp.	3,627,709	0.2
72,912		CF Industries Holdings, Inc.	2,295,270	0.1
10,524		Compass Minerals International, Inc.	824,555	0.0
42,005	@	Crown Holdings, Inc.	2,208,203	0.1
19,477		Domtar Corp.	760,187	0.0
14,744		Eagle Materials, Inc.	1,452,726	0.1
46,149		Eastman Chemical Co.	3,470,866	0.2
41,700		FMC Corp.	2,358,552	0.1
415,878	@	Freeport-McMoRan, Inc.	5,485,431	0.3
100,553		Graphic Packaging Holding Co.	1,254,901	0.1
62,424		Huntsman Corp.	1,191,050	0.1
24,901		International Flavors & Fragrances, Inc.	2,934,085	0.1
128,552		International Paper Co.	6,820,969	0.3
19,841		Martin Marietta Materials, Inc.	4,395,377	0.2
109,297		Mosaic Co.	3,205,681	0.2
2,295		NewMarket Corp.	972,713	0.1
166,201		Newmont Mining Corp.	5,662,468	0.3
99,668		Nucor Corp.	5,932,239	0.3
50,351	@	Owens-Illinois, Inc.	876,611	0.0
29,181		Packaging Corp. of America	2,475,132	0.1
60,877	@	Platform Specialty Products Corp.	597,203	0.0
21,915		Reliance Steel & Aluminum Co.	1,743,119	0.1
20,494		Royal Gold, Inc.	1,298,295	0.1
40,702		RPM International, Inc.	2,190,989	0.1
14,223		Scotts Miracle-Gro Co.	1,359,008	0.1
61,342		Sealed Air Corp.	2,781,246	0.1
11,617		Silgan Holdings, Inc.	594,558	0.0
31,306		Sonoco Products Co.	1,649,826	0.1
26,112		Southern Copper Corp.	834,017	0.0
73,286		Steel Dynamics, Inc.	2,607,516	0.1
93,914		Tahoe Resources, Inc.	884,670	0.0
24,502		Valspar Corp.	2,538,652	0.1
10,849	L	Valvoline, Inc.	233,254	0.0
41,383		Vulcan Materials Co.	5,179,083	0.3
11,857		Westlake Chemical Corp.	663,873	0.0
78,221		WestRock Co.	3,971,280	0.2
22,208		WR Grace & Co.	1,502,149	0.1
			108,307,434	5.5

		Real Estate: 9.6%
24,059		Alexandria Real Estate Equities, Inc.	2,673,677	0.1
40,801		American Campus Communities, Inc.	2,030,666	0.1

See Accompanying Notes to Financial Statements

77

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

51,934		American Homes 4 Rent	1,089,575	0.1
48,616		Apartment Investment & Management Co.	2,209,597	0.1
51,271		Apple Hospitality REIT, Inc.	1,024,395	0.0
42,973		AvalonBay Communities, Inc.	7,612,667	0.4
47,954		Boston Properties, Inc.	6,031,654	0.3
53,666		Brandywine Realty Trust	886,026	0.0
60,290		Brixmor Property Group, Inc.	1,472,282	0.1
26,668		Camden Property Trust	2,241,979	0.1
26,247		Care Capital Properties, Inc.	656,175	0.0
93,695	@	CBRE Group, Inc.	2,950,456	0.1
38,626		Columbia Property Trust, Inc.	834,322	0.0
38,125	@	Communications Sales & Leasing, Inc.	968,756	0.0
36,424		CoreCivic, Inc.	890,931	0.0
29,450		Corporate Office Properties Trust SBI MD	919,429	0.0
55,971		CubeSmart	1,498,344	0.1
22,074		CyrusOne, Inc.	987,370	0.0
28,375		DCT Industrial Trust, Inc.	1,358,595	0.1
97,082		DDR Corp.	1,482,442	0.1
49,828		Digital Realty Trust, Inc.	4,896,099	0.2
44,072		Douglas Emmett, Inc.	1,611,272	0.1
108,095		Duke Realty Corp.	2,871,003	0.1
37,888		Empire State Realty Trust, Inc.	764,959	0.0
19,888		EPR Properties	1,427,362	0.1
21,695		Equinix, Inc.	7,754,010	0.4
38,471	@	Equity Commonwealth	1,163,363	0.1
24,091		Equity Lifestyle Properties, Inc.	1,736,961	0.1
28,583		Equity One, Inc.	877,212	0.0
20,360		Essex Property Trust, Inc.	4,733,700	0.2
37,638		Extra Space Storage, Inc.	2,907,159	0.1
22,067		Federal Realty Investment Trust	3,135,941	0.2
71,992		Forest City Realty Trust, Inc.	1,500,313	0.1
59,023		Gaming and Leisure Properties, Inc.	1,807,284	0.1
179,986		General Growth Properties, Inc.	4,496,050	0.2
146,134		HCP, Inc.	4,343,103	0.2
42,598		Healthcare Trust of America, Inc.	1,240,028	0.1
30,220		Highwoods Properties, Inc.	1,541,522	0.1
50,655		Hospitality Properties Trust	1,607,790	0.1
229,985		Host Hotels & Resorts, Inc.	4,332,917	0.2
11,394	@	Howard Hughes Corp.	1,300,055	0.1
81,286		Iron Mountain, Inc.	2,640,169	0.1
14,191		Jones Lang LaSalle, Inc.	1,433,859	0.1
27,597		Kilroy Realty Corp.	2,020,652	0.1
126,083		Kimco Realty Corp.	3,172,248	0.2
25,863		Lamar Advertising Co.	1,739,028	0.1
46,088		Liberty Property Trust	1,820,476	0.1
14,255		Life Storage, Inc.	1,215,381	0.1
44,805		Macerich Co.	3,173,986	0.2
35,197		Mid-America Apartment Communities, Inc.	3,446,490	0.2
45,041		National Retail Properties, Inc.	1,990,812	0.1
56,077		NorthStar Realty Finance Corp.	849,567	0.0
58,044		Omega Healthcare Investors, Inc.	1,814,455	0.1
43,116		Outfront Media, Inc.	1,072,295	0.1
56,182		Paramount Group, Inc.	898,350	0.0
45,221		Piedmont Office Realty Trust, Inc.	945,571	0.0
163,658		ProLogis, Inc.	8,639,506	0.4
30,087	@	Quality Care Properties, Inc.	466,349	0.0
38,296		Rayonier, Inc.	1,018,674	0.0
45,573		Realogy Holdings Corp.	1,172,593	0.1
80,548		Realty Income Corp.	4,629,899	0.2
32,171		Regency Centers Corp.	2,218,191	0.1
74,852		Retail Properties of America, Inc.	1,147,481	0.1
74,242		Senior Housing Properties Trust	1,405,401	0.1
30,456		SL Green Realty Corp.	3,275,543	0.2
151,278		Spirit Realty Capital, Inc.	1,642,879	0.1
47,117		STORE Capital Corp.	1,164,261	0.1
20,952		Sun Communities, Inc.	1,605,133	0.1
29,119		Tanger Factory Outlet Centers, Inc.	1,041,878	0.1
18,457		Taubman Centers, Inc.	1,364,526	0.1
82,785		UDR, Inc.	3,019,997	0.2
105,902		Ventas, Inc.	6,620,993	0.3
302,355		VEREIT, Inc.	2,557,923	0.1
53,785		Vornado Realty Trust	5,613,541	0.3
36,703		Weingarten Realty Investors	1,313,600	0.1
111,944		Welltower, Inc.	7,492,412	0.4
232,405		Weyerhaeuser Co.	6,993,066	0.4
32,318		WP Carey, Inc.	1,909,671	0.1
			190,414,297	9.6

		Telecommunication Services: 1.0%
168,004		CenturyLink, Inc.	3,995,135	0.2
368,286	L	Frontier Communications Corp.	1,244,807	0.1
91,576	@	Level 3 Communications, Inc.	5,161,223	0.3
38,879	@	SBA Communications Corp.	4,014,645	0.2
237,138	@,L	Sprint Corp.	1,996,702	0.1
29,752		Telephone & Data Systems, Inc.	858,940	0.0
4,355	@	United States Cellular Corp.	190,401	0.0
51,488	@	Zayo Group Holdings, Inc.	1,691,896	0.1
			19,153,749	1.0

		Utilities: 6.0%
206,137		AES Corp.	2,395,312	0.1
70,967		Alliant Energy Corp.	2,688,940	0.1
75,814		Ameren Corp.	3,977,202	0.2
55,637		American Water Works Co., Inc.	4,025,893	0.2
56,011		Aqua America, Inc.	1,682,570	0.1
31,572		Atmos Energy Corp.	2,341,064	0.1

See Accompanying Notes to Financial Statements

78

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

17,585	Avangrid, Inc.	666,120	0.0
112,775	@ Calpine Corp.	1,289,018	0.1
134,849	Centerpoint Energy, Inc.	3,322,679	0.2
86,990	CMS Energy Corp.	3,620,524	0.2
95,600	Consolidated Edison, Inc.	7,043,808	0.4
56,137	DTE Energy Co.	5,530,056	0.3
99,179	Edison International	7,139,896	0.4
30,576	Energen Corp.	1,763,318	0.1
55,914	Entergy Corp.	4,108,002	0.2
99,224	Eversource Energy	5,480,141	0.3
132,949	FirstEnergy Corp.	4,117,431	0.2
67,856	Great Plains Energy, Inc.	1,855,862	0.1
33,491	Hawaiian Electric Industries	1,107,547	0.0
61,182	MDU Resources Group, Inc.	1,760,206	0.1
23,218	National Fuel Gas Co.	1,315,068	0.1
100,515	NiSource, Inc.	2,225,402	0.1
99,215	NRG Energy, Inc.	1,216,376	0.1
62,175	OGE Energy Corp.	2,079,754	0.1
34,601	Pinnacle West Capital Corp.	2,699,916	0.1
212,710	PPL Corp.	7,242,775	0.4
158,597	Public Service Enterprise Group, Inc.	6,959,236	0.3
40,690	SCANA Corp.	2,981,763	0.1
78,329	Sempra Energy	7,883,031	0.4
53,720	UGI Corp.	2,475,418	0.1
26,160	Vectren Corp.	1,364,244	0.1
98,812	WEC Energy Group, Inc.	5,795,324	0.3
44,163	Westar Energy, Inc.	2,488,585	0.1
159,357	Xcel Energy, Inc.	6,485,830	0.3
		119,128,311	6.0

	Total Common Stock
	(Cost $1,088,461,058)	1,937,520,389	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Securities Lending Collateralcc: 2.1%
2,054,986	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,055,101, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,096,205, due 12/31/17-10/20/46)	2,054,986	0.1
9,764,319	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $9,764,854, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,959,605, due 01/25/17-10/20/66)	9,764,319	0.5
9,764,319	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $9,764,875, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,959,606, due 03/02/17-02/01/49)	9,764,319	0.5
9,764,319	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $9,764,854, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,959,606, due 01/15/17-08/20/66)	9,764,319	0.5
9,764,319	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $9,765,015, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $10,012,421, due 04/15/18-02/15/46)	9,764,319	0.5
		41,112,262	2.1

See Accompanying Notes to Financial Statements

79

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.9%
36,871,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $36,871,000)	36,871,000	1.9

	Total Short-Term Investments
	(Cost $77,983,262)	77,983,262	4.0

	Total Investments in Securities (Cost $1,166,444,320)	$2,015,503,651	102.2
	Liabilities in Excess of Other Assets	(43,198,842)	(2.2)
	Net Assets	$1,972,304,809	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
**	Investment in affiliate

Cost for federal income tax purposes is $1,179,131,759.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$921,111,036
Gross Unrealized Depreciation	(84,739,144)

Net Unrealized Appreciation	$836,371,892

See Accompanying Notes to Financial Statements

80

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 12.2%
24,961		Aarons, Inc.	798,502	0.1
28,191		Abercrombie & Fitch Co.	338,292	0.1
4,462	@	Acushnet Holdings Corp.	87,946	0.0
12,772		AMC Entertainment Holdings, Inc.	429,778	0.1
29,450	@	American Axle & Manufacturing Holdings, Inc.	568,385	0.1
71,273		American Eagle Outfitters, Inc.	1,081,211	0.1
8,262	@	American Public Education, Inc.	202,832	0.0
4,734	@	America's Car-Mart, Inc.	207,112	0.0
36,544	@	Apollo Education Group, Inc.	361,786	0.1
7,373	L	Arctic Cat, Inc.	110,742	0.0
8,687	@	Asbury Automotive Group, Inc.	535,988	0.1
71,884	@,L	Ascena Retail Group, Inc.	444,962	0.1
6,635	@	Ascent Capital Group, Inc.	107,885	0.0
17,421	@	Barnes & Noble Education, Inc.	199,819	0.0
23,469		Barnes & Noble, Inc.	261,679	0.0
6,267		Bassett Furniture Industries, Inc.	190,517	0.0
15,077	@	Beazer Homes USA, Inc.	200,524	0.0
37,565	@	Belmond Ltd.	501,493	0.1
2,781		Big 5 Sporting Goods Corp.	48,250	0.0
18,780		Big Lots, Inc.	942,944	0.1
661	@	Biglari Holdings, Inc.	312,785	0.0
8,517	@	BJ's Restaurants, Inc.	334,718	0.0
43,212		Bloomin Brands, Inc.	779,112	0.1
4,757		Blue Nile, Inc.	193,277	0.0
9,257		Bob Evans Farms, Inc.	492,565	0.1
5,049	@,L	Boot Barn Holdings, Inc.	63,213	0.0
33,965	@	Boyd Gaming Corp.	685,074	0.1
16,813	@	Bright Horizons Family Solutions, Inc.	1,177,246	0.2
11,811	L	Buckle, Inc.	269,291	0.0
7,447	@	Buffalo Wild Wings, Inc.	1,149,817	0.2
20,285	@	Caesars Acquisition Co.	273,847	0.0
22,467	@,L	Caesars Entertainment Corp.	190,969	0.0
18,493		Caleres, Inc.	606,940	0.1
38,126		Callaway Golf Co.	417,861	0.1
793		Camping World Holdings, Inc.	25,844	0.0
5,428		Capella Education Co.	476,578	0.1
30,898	@	Career Education Corp.	311,761	0.0
16,580	@	Carrols Restaurant Group, Inc.	252,845	0.0
12,310		Cato Corp.	370,285	0.1
3,827	@	Cavco Industries, Inc.	382,126	0.1
39,758	@,L	Central European Media Enterprises Ltd.	101,383	0.0
10,171	@	Century Communities, Inc.	213,591	0.0
17,858		Cheesecake Factory	1,069,337	0.1
36,255	@,L	Chegg, Inc.	267,562	0.0
52,474		Chico's FAS, Inc.	755,101	0.1
8,004		Childrens Place Retail Stores, Inc.	808,004	0.1
5,591		Churchill Downs, Inc.	841,166	0.1
7,826	@	Chuy's Holdings, Inc.	253,954	0.0
10,410		Citi Trends, Inc.	196,124	0.0
24,512		ClubCorp Holdings, Inc.	351,747	0.1
11,422		Columbia Sportswear Co.	665,903	0.1
9,866	@,L	Conn's, Inc.	124,805	0.0
8,777	@	Container Store Group, Inc.	55,734	0.0
22,480		Cooper Tire & Rubber Co.	873,348	0.1
5,933	@	Cooper-Standard Holdings, Inc.	613,354	0.1
20,048		Core-Mark Holding Co., Inc.	863,467	0.1
7,394	L	Cracker Barrel Old Country Store, Inc.	1,234,650	0.2
34,991	@	CROCS, Inc.	240,038	0.0
6,613		CSS Industries, Inc.	179,014	0.0
5,375		Culp, Inc.	199,681	0.0
657	@,L	Daily Journal Corp.	158,863	0.0
56,916		Dana, Inc.	1,080,266	0.1
15,311	@	Dave & Buster's Entertainment, Inc.	862,009	0.1
13,160	@	Deckers Outdoor Corp.	728,932	0.1
12,933	@	Del Frisco's Restaurant Group, Inc.	219,861	0.0
45,980	@	Denny's Corp.	589,923	0.1
25,700		DeVry Education Group, Inc.	801,840	0.1
6,940		DineEquity, Inc.	534,380	0.1
10,815	@	Dorman Products, Inc.	790,144	0.1
9,495		Drew Industries, Inc.	1,023,086	0.1
25,127		DSW, Inc.	569,127	0.1
4,370	@,L	Duluth Holdings, Inc.	110,998	0.0
7,290	@	El Pollo Loco Holdings, Inc.	89,667	0.0
15,723	@,L	Eldorado Resorts, Inc.	266,505	0.0
17,009		Entercom Communications Corp.	260,238	0.0
27,279		Entravision Communications Corp.	190,953	0.0
12,916	@,L	Eros International PLC	168,554	0.0
9,308		Ethan Allen Interiors, Inc.	343,000	0.1
43,751	@	Etsy, Inc.	515,387	0.1
26,309	@	EW Scripps Co.	508,553	0.1
31,500	@	Express, Inc.	338,940	0.1
12,449	@	Federal Mogul Corp.	128,349	0.0
11,612	@	Fiesta Restaurant Group, Inc.	346,618	0.1
19,137		Finish Line, Inc.	359,967	0.1
23,170	@	Five Below, Inc.	925,873	0.1
2,949		Flexsteel Industries, Inc.	181,865	0.0
16,175	@,L	Fossil Group, Inc.	418,285	0.1
8,529	@	Fox Factory Holding Corp.	236,680	0.0

See Accompanying Notes to Financial Statements

81

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

18,244	@	Francesca's Holdings Corp.	328,939	0.0
17,890	L	Fred's, Inc.	332,038	0.0
10,126	@	FTD Cos, Inc.	241,404	0.0
46,956		Gannett Co., Inc.	455,943	0.1
9,458	@	Genesco, Inc.	587,342	0.1
14,940	@	Gentherm, Inc.	505,719	0.1
17,976	@	G-III Apparel Group Ltd.	531,371	0.1
20,388	@,L	Global Eagle Entertainment, Inc.	131,706	0.0
27,235		GNC Holdings, Inc.	300,674	0.0
8,931		Golden Entertainment, Inc.	108,154	0.0
42,683	@,L	GoPro, Inc.	371,769	0.1
20,100	@	Grand Canyon Education, Inc.	1,174,845	0.2
29,862	@	Gray Television, Inc.	324,003	0.0
11,460	@,L	Green Brick Partners, Inc.	115,173	0.0
8,283		Group 1 Automotive, Inc.	645,577	0.1
22,780		Guess?, Inc.	275,638	0.0
5,541	@	Habit Restaurants, Inc.	95,582	0.0
10,711		Haverty Furniture Cos., Inc.	253,851	0.0
11,404	@	Helen of Troy Ltd.	963,068	0.1
10,729	@,L	Hibbett Sporting Goods, Inc.	400,192	0.1
1,189		Hooker Furniture Corp.	45,123	0.0
9,181	@	Horizon Global Corp.	220,344	0.0
54,517	@	Houghton Mifflin Harcourt Co.	591,509	0.1
62,063	@,L	Hovnanian Enterprises, Inc.	169,432	0.0
12,925		HSN, Inc.	443,327	0.1
19,941	@	Iconix Brand Group, Inc.	186,249	0.0
47,091		ILG, Inc.	855,643	0.1
24,171	@	Imax Corp.	758,969	0.1
8,832	@	Installed Building Products, Inc.	364,762	0.1
8,199		International Speedway Corp.	301,723	0.0
10,829	@	iRobot Corp.	632,955	0.1
11,313	@	Isle of Capri Casinos, Inc.	279,318	0.0
7,816	@	J Alexander's Holdings, Inc.	84,022	0.0
13,461		Jack in the Box, Inc.	1,502,786	0.2
10,289	@,L	Jamba, Inc.	105,977	0.0
15,711	@	K12, Inc.	269,601	0.0
29,618	L	KB Home	468,261	0.1
7,741	@	Kirkland's, Inc.	120,063	0.0
34,890	@	La Quinta Holdings, Inc.	495,787	0.1
7,760	@,L	Lands' End, Inc.	117,564	0.0
20,377		La-Z-Boy, Inc.	632,706	0.1
7,805	@,L	LGI Homes, Inc.	224,238	0.0
13,902		Libbey, Inc.	270,533	0.0
16,571	@	Liberty Media Corp. - Braves C	341,197	0.1
9,756	@	Liberty Media Group-A	305,851	0.0
20,277	@	Liberty Media Group-C	635,278	0.1
32,745	@	Liberty TripAdvisor Holdings, Inc.	492,812	0.1
34,919	@	LifeLock, Inc.	835,262	0.1
7,462		Lifetime Brands, Inc.	132,450	0.0
9,540		Lithia Motors, Inc.	923,758	0.1
5,282	@,L	Loral Space & Communications, Inc.	216,826	0.0
11,761	@,L	Lumber Liquidators Holdings, Inc.	185,118	0.0
15,354	@	M/I Homes, Inc.	386,614	0.1
9,163	@	Malibu Boats, Inc.	174,830	0.0
13,260		Marcus Corp.	417,690	0.1
11,054	@	MarineMax, Inc.	213,895	0.0
9,235		Marriott Vacations Worldwide Corp.	783,590	0.1
15,223		MDC Holdings, Inc.	390,622	0.1
21,949		MDC Partners, Inc.	143,766	0.0
46,399	@	Media General, Inc.	873,693	0.1
14,739		Meredith Corp.	871,812	0.1
16,684	@	Meritage Homes Corp.	580,603	0.1
20,393	@	Modine Manufacturing Co.	303,856	0.0
13,465		Monro Muffler Brake, Inc.	770,198	0.1
8,118	@	Motorcar Parts of America, Inc.	218,537	0.0
6,944		Movado Group, Inc.	199,640	0.0
21,634	@	MSG Networks, Inc.	465,131	0.1
2,172		Nacco Industries, Inc.	196,675	0.0
29,418		National CineMedia, Inc.	433,327	0.1
15,084	@	Nautilus, Inc.	279,054	0.0
18,388		New Media Investment Group, Inc.	294,024	0.0
52,653		New York Times Co.	700,285	0.1
12,282	L	Nexstar Broadcasting Group, Inc.	777,451	0.1
13,071		Nutri/System, Inc.	452,910	0.1
231,647		Office Depot, Inc.	1,047,044	0.1
8,404	@	Ollie's Bargain Outlet Holdings, Inc.	239,094	0.0
6,506	@	Overstock.com, Inc.	113,855	0.0
5,833		Oxford Industries, Inc.	350,738	0.1
10,999		Papa John's International, Inc.	941,294	0.1
9,292	@,L	Party City Holdco, Inc.	131,946	0.0
33,712	@	Penn National Gaming, Inc.	464,888	0.1
7,258	@	Perry Ellis International, Inc.	180,797	0.0
35,907		Pier 1 Imports, Inc.	306,646	0.0
26,329	@	Pinnacle Entertainment, Inc.	381,770	0.1
1,170		Planet Fitness, Inc.	23,517	0.0
10,007	@	Popeyes Louisiana Kitchen, Inc.	605,223	0.1
12,164	@	Potbelly Corp.	156,916	0.0
6,094	@	Red Robin Gourmet Burgers, Inc.	343,702	0.1
12,390		Red Rock Resorts, Inc.	287,324	0.0
20,604	@	Regis Corp.	299,170	0.0
21,052		Rent-A-Center, Inc.	236,835	0.0
15,458	@,L	Restoration Hardware Holdings, Inc.	474,561	0.1
31,010	@	Ruby Tuesday, Inc.	100,162	0.0
19,622		Ruth's Hospitality Group, Inc.	359,083	0.1
10,731		Scholastic Corp.	509,615	0.1
22,670	@,L	Scientific Games Corp.	317,380	0.0
26,647		SeaWorld Entertainment, Inc.	504,428	0.1
19,792	@	Select Comfort Corp.	447,695	0.1
18,527	@,L	Sequential Brands Group, Inc.	86,706	0.0
6,343	@	Shake Shack, Inc.	227,016	0.0
See Accompanying Notes to Financial Statements

82

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

15,179	@	Shutterfly, Inc.	761,682	0.1
26,025		Sinclair Broadcast Group, Inc.	867,934	0.1
24,271	@,L	Smith & Wesson Holding Corp.	511,633	0.1
12,688		Sonic Automotive, Inc.	290,555	0.0
20,460		Sonic Corp.	542,395	0.1
20,408	L	Sotheby's	813,463	0.1
16,136		Spartan Motors, Inc.	149,258	0.0
8,200		Speedway Motorsports, Inc.	177,694	0.0
13,897	@,L	Sportsman's Warehouse Holdings, Inc.	130,493	0.0
16,322	L	Stage Stores, Inc.	71,327	0.0
10,271		Standard Motor Products, Inc.	546,623	0.1
18,726		Stein Mart, Inc.	102,618	0.0
23,444	@	Steven Madden Ltd.	838,123	0.1
16,438	@	Stoneridge, Inc.	290,788	0.0
4,516	@	Strayer Education, Inc.	364,125	0.1
7,805	L	Sturm Ruger & Co., Inc.	411,324	0.1
11,959		Superior Industries International	315,120	0.0
20,464		Tailored Brands, Inc.	522,855	0.1
6,278	@	Taylor Morrison Home Corp.	120,914	0.0
21,943	@	Tenneco, Inc.	1,370,779	0.2
26,954		Texas Roadhouse, Inc.	1,300,261	0.2
11,841	@	Tile Shop Holdings, Inc.	231,492	0.0
2,410	@	Tilly's, Inc.	31,788	0.0
44,846		Time, Inc.	800,501	0.1
15,273	@	TopBuild Corp.	543,719	0.1
9,280		Tower International, Inc.	263,088	0.0
58,564	@	TRI Pointe Group, Inc.	672,315	0.1
11,297	L	Tronc, Inc.	156,689	0.0
24,510	@	Tuesday Morning Corp.	132,354	0.0
6,947	@	Unifi, Inc.	226,681	0.0
6,284	@	Universal Electronics, Inc.	405,632	0.1
10,247	@	Vera Bradley, Inc.	120,095	0.0
10,685	@	Vitamin Shoppe, Inc.	253,769	0.0
12,734	@,L	Wayfair, Inc.	446,327	0.1
550	@	WCI Communities, Inc.	12,898	0.0
11,264	@,L	Weight Watchers International, Inc.	128,973	0.0
3,500		Weyco Group, Inc.	109,550	0.0
8,224	@,L	William Lyon Homes	156,503	0.0
5,404	L	Wingstop, Inc.	159,904	0.0
13,551		Winnebago Industries	428,889	0.1
40,309		Wolverine World Wide, Inc.	884,783	0.1
2,734	@,L	Workhorse Group, Inc.	19,302	0.0
13,616		World Wrestling Entertainment, Inc.	250,534	0.0
14,979	@	Zagg, Inc.	106,351	0.0
9,138	@,L	Zoe's Kitchen, Inc.	219,221	0.0
9,823	@,L	Zumiez, Inc.	214,633	0.0
			96,937,622	12.2

		Consumer Staples: 2.9%
9,246		AdvancePierre Foods Holdings, Inc.	275,346	0.0
708	@	Alliance One International, Inc.	13,594	0.0
11,623	@,L	Amplify Snack Brands, Inc.	102,399	0.0
12,289		Andersons, Inc.	549,318	0.1
183,544		Avon Products, Inc.	925,062	0.1
27,565		B&G Foods, Inc.	1,207,347	0.2
3,750	@,L	Boston Beer Co., Inc.	636,937	0.1
6,959		Calavo Growers, Inc.	427,283	0.1
13,102	L	Cal-Maine Foods, Inc.	578,781	0.1
19,277	@	Central Garden and Pet Co.	595,659	0.1
8,340	@	Chefs' Warehouse Holdings, Inc.	131,772	0.0
2,224		Coca-Cola Bottling Co. Consolidated	397,762	0.1
2,534	@	Craft Brew Alliance, Inc.	42,825	0.0
65,927	@	Darling Ingredients, Inc.	851,118	0.1
35,687		Dean Foods Co.	777,263	0.1
14,103		Fresh Del Monte Produce, Inc.	855,065	0.1
9,275	@,L	Freshpet, Inc.	94,141	0.0
45,658	@	HRG Group, Inc.	710,438	0.1
7,388		Ingles Markets, Inc.	355,363	0.1
5,671		Inter Parfums, Inc.	185,725	0.0
7,161		J&J Snack Foods Corp.	955,492	0.1
3,921		John B Sanfilippo & Son, Inc.	275,999	0.0
7,423		Lancaster Colony Corp.	1,049,538	0.1
20,076	@	Landec Corp.	277,049	0.0
7,043	@	Lifevantage Corp.	57,400	0.0
5,990		MGP Ingredients, Inc.	299,380	0.0
4,567		National Beverage Corp.	233,282	0.0
3,333	L	Natural Health Trends Corp.	82,825	0.0
10,042	@	Omega Protein Corp.	251,552	0.0
4,273	L	Orchids Paper Products Co.	111,867	0.0
16,110	@	Performance Food Group Co.	386,640	0.1
8,560		Pricesmart, Inc.	714,760	0.1
12,319	@	Primo Water Corp.	151,277	0.0
4,138	@	Revlon, Inc. - Class A	120,623	0.0
8,874		Sanderson Farms, Inc.	836,286	0.1
122	@,L	Seaboard Corp.	482,143	0.1
5,211	@	Seneca Foods Corp.	208,701	0.0
32,104		Snyders-Lance, Inc.	1,230,867	0.2
15,172		SpartanNash Co.	599,901	0.1
107,286	@	SUPERVALU, Inc.	501,026	0.1
8,165	L	Tootsie Roll Industries, Inc.	324,559	0.0
1,314	@	Turning Point Brands, Inc.	16,096	0.0
21,201	@	United Natural Foods, Inc.	1,011,712	0.1
9,996		Universal Corp.	637,245	0.1
5,036	@	USANA Health Sciences, Inc.	308,203	0.0
33,899		Vector Group Ltd.	770,863	0.1
6,764		WD-40 Co.	790,712	0.1
6,005		Weis Markets, Inc.	401,374	0.1
			22,800,570	2.9

		Energy: 3.6%
59,063	@	Abraxas Petroleum Corp.	151,792	0.0
10,207		Alon USA Energy, Inc.	116,156	0.0
27,869		Archrock, Inc.	367,871	0.1
11,139	L	Ardmore Shipping Corp.	82,429	0.0
24,438	L	Atwood Oceanics, Inc.	320,871	0.1
20,088	@	Bill Barrett Corp.	140,415	0.0
13,922		Bristow Group, Inc.	285,123	0.0

See Accompanying Notes to Financial Statements

83

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

13,531	@	California Resources Corp.	288,075	0.0
50,765	@	Callon Petroleum Co.	780,258	0.1
8,829	@,L	CARBO Ceramics, Inc.	92,351	0.0
22,315	@	Carrizo Oil & Gas, Inc.	833,465	0.1
2,604	@	Clayton Williams Energy, Inc.	310,553	0.1
38,171	@,L	Clean Energy Fuels Corp.	109,169	0.0
171,068	@	Cobalt International Energy, Inc.	208,703	0.0
8,115	@	Contango Oil & Gas Co.	75,794	0.0
2,527	L	CVR Energy, Inc.	64,161	0.0
9,945	@	Dawson Geophysical Co.	79,958	0.0
24,728		Delek US Holdings, Inc.	595,203	0.1
149,691	@	Denbury Resources, Inc.	550,863	0.1
40,033		DHT Holdings, Inc.	165,737	0.0
12,984	@,L	Dorian L.P.G Ltd.	106,599	0.0
21,108	@	Eclipse Resouces Corp.	56,358	0.0
16,435	@,L	EP Energy Corp.	107,649	0.0
11,657	@	Era Group, Inc.	197,819	0.0
5,697		Evolution Petroleum Corp.	56,970	0.0
68,885	@,L	EXCO Resources, Inc.	60,185	0.0
13,934	@	Exterran Corp.	333,023	0.1
34,108	@	Fairmount Santrol Holdings, Inc.	402,133	0.1
22,910	@	Forum Energy Technologies, Inc.	504,020	0.1
26,389	L	Frontline Ltd./Bermuda	187,626	0.0
19,378		GasLog Ltd.	311,986	0.1
17,805	@,L	Gener8 Maritime, Inc.	79,766	0.0
7,476	@	Geospace Technologies Corp.	152,211	0.0
37,696		Golar LNG Ltd.	864,746	0.1
16,510		Green Plains, Inc.	459,803	0.1
43,683	@	Helix Energy Solutions Group, Inc.	385,284	0.1
14,124	@	Hornbeck Offshore Services, Inc.	101,975	0.0
13,039	@	Independence Contract Drilling, Inc.	87,361	0.0
4,621	@	International Seaways, Inc.	64,879	0.0
21,528	@,L	Jones Energy, Inc.	107,640	0.0
33,780	@,L	Matador Resources Co.	870,173	0.1
13,347	@	Matrix Service Co.	302,977	0.0
99,087	@	McDermott International, Inc.	732,253	0.1
8,548	@	Natural Gas Services Group, Inc.	274,818	0.0
39,964	@	Newpark Resources, Inc.	299,730	0.0
40,373	L	Nordic American Tankers Ltd.	339,133	0.1
26,984	@,L	Northern Oil And Gas, Inc.	74,206	0.0
97,432	@	Oasis Petroleum, Inc.	1,475,120	0.2
17,361	@	Oil States International, Inc.	677,079	0.1
13,865		Overseas Shipholding Group, Inc.	53,103	0.0
15,774	@	Pacific Ethanol, Inc.	149,853	0.0
9,318		Panhandle Oil and Gas, Inc.	219,439	0.0
13,985	@,L	Par Pacific Holdings, Inc.	203,342	0.0
63,989	@	Parker Drilling Co.	166,371	0.0
22,551	@	PDC Energy, Inc.	1,636,752	0.2
8,960	@	PHI, Inc.	161,459	0.0
27,629	@	Pioneer Energy Services Corp.	189,259	0.0
19,816	@	Renewable Energy Group, Inc.	192,215	0.0
2,879	@	REX American Resources Corp.	284,301	0.0
5,407	@	RigNet, Inc.	125,172	0.0
17,117	@	Ring Energy, Inc.	222,350	0.0
41,364	@	RSP Permian, Inc.	1,845,662	0.2
25,906	@,L	Sanchez Energy Corp.	233,931	0.0
72,658		Scorpio Tankers, Inc.	329,141	0.1
6,578	@	SEACOR Holdings, Inc.	468,880	0.1
158,603	@,L	Seadrill, Ltd.	540,836	0.1
27,530		SemGroup Corp. - Class A	1,149,377	0.2
26,027	L	Ship Finance International Ltd.	386,501	0.1
78,918	@	Synergy Resources Corp.	703,159	0.1
17,901	L	Teekay Corp.	143,745	0.0
50,019		Teekay Tankers Ltd. Class A	113,043	0.0
19,500		Tesco Corp.	160,875	0.0
40,281	@	Tetra Technologies, Inc.	202,211	0.0
19,016	L	Tidewater, Inc.	64,845	0.0
21,301	@	Unit Corp.	572,358	0.1
26,857		US Silica Holdings, Inc.	1,522,255	0.2
17,040	@	W&T Offshore, Inc.	47,201	0.0
33,740		Western Refining, Inc.	1,277,059	0.2
9,077	@,L	Westmoreland Coal Co.	160,391	0.0
19,218	@	Willbros Group, Inc.	62,266	0.0
			28,879,821	3.6

		Financials: 19.3%
10,971		1st Source Corp.	489,965	0.1
11,826		AG Mortgage Investment Trust, Inc.	202,343	0.0
6,011	@	Allegiance Bancshares, Inc.	217,298	0.0
26,165		Altisource Residential Corp.	288,862	0.0
19,121	@	Ambac Financial Group, Inc.	430,223	0.1
34,149		American Equity Investment Life Holding Co.	769,718	0.1
17,043		Ameris Bancorp.	743,075	0.1
9,057		Amerisafe, Inc.	564,704	0.1
6,567		Ames National Corp.	216,711	0.0
73,947		Anworth Mortgage Asset Corp.	382,306	0.1
35,933		Apollo Commercial Real Estate Finance, Inc.	597,206	0.1
13,201		Argo Group International Holdings Ltd.	869,946	0.1
18,301	L	ARMOUR Residential REIT, Inc.	396,949	0.1
7,294		Arrow Financial Corp.	295,407	0.0
3,895		Associated Capital Group, Inc.	127,951	0.0
37,016		Astoria Financial Corp.	690,348	0.1
20,940	L	Banc of California, Inc.	363,309	0.0

See Accompanying Notes to Financial Statements

84

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

4,317		Bancfirst Corp.	401,697	0.1
20,576	@	Bancorp, Inc.	161,727	0.0
34,169		Bancorpsouth, Inc.	1,060,947	0.1
31,711		Bank Mutual Corp.	299,669	0.0
33,275		Bank of the Ozarks, Inc.	1,749,932	0.2
13,389		BankFinancial Corp.	198,425	0.0
11,829		Banner Corp.	660,176	0.1
29,547		Beneficial Bancorp, Inc.	543,665	0.1
13,044		Berkshire Hills Bancorp, Inc.	480,671	0.1
74,957		BGC Partners, Inc.	766,810	0.1
14,850		Banco Latinoamericano de Comercio Exterior SA	437,184	0.1
16,958		BNC Bancorp	540,960	0.1
25,705	@,L	BofI Holding, Inc.	733,878	0.1
34,763		Boston Private Financial Holdings, Inc.	575,328	0.1
8,511		Bridge Bancorp, Inc.	322,567	0.0
12,625		OceanFirst Financial Corp.	379,129	0.1
29,562		Brookline Bancorp., Inc.	484,817	0.1
10,118		Bryn Mawr Bank Corp.	426,474	0.1
11,689		Calamos Asset Management, Inc.	99,941	0.0
7,678		Camden National Corp.	341,287	0.0
4,255		Capital Bank Financial Corp.	167,009	0.0
58,462		Capitol Federal Financial, Inc.	962,285	0.1
36,863		Capstead Mortgage Corp.	375,634	0.0
17,503		Cardinal Financial Corp.	573,923	0.1
28,452		Cathay General Bancorp.	1,082,030	0.1
26,944		Centerstate Banks, Inc.	678,180	0.1
6,867		Central Pacific Financial Corp.	215,761	0.0
7,586		Central Valley Community Bancorp	151,417	0.0
11,802		Charter Financial Corp.	196,739	0.0
24,898		Chemical Financial Corp.	1,348,725	0.2
10,151		Citizens & Northern Corp.	265,956	0.0
23,922	@,L	Citizens, Inc.	234,914	0.0
8,880		City Holding Co.	600,288	0.1
11,660		CNB Financial Corp.	311,788	0.0
72,116		CNO Financial Group, Inc.	1,381,021	0.2
27,010		CoBiz Financial, Inc.	456,199	0.1
8,464		Cohen & Steers, Inc.	284,390	0.0
43,647		Colony Capital, Inc.	883,852	0.1
23,668		Columbia Banking System, Inc.	1,057,486	0.1
18,491		Community Bank System, Inc.	1,142,559	0.1
10,593		Community Trust Bancorp, Inc.	525,413	0.1
16,508		ConnectOne Bancorp, Inc.	428,383	0.1
11,529	@,L	Cowen Group, Inc.	178,700	0.0
10,216	@	CU Bancorp	365,733	0.0
14,591	@	Customers Bancorp, Inc.	522,650	0.1
41,392		CVB Financial Corp.	949,119	0.1
68,123	L	CYS Investments, Inc.	526,591	0.1
1,361		Diamond Hill Investment Group, Inc.	286,327	0.0
19,710		Dime Community Bancshares	396,171	0.1
35,550		Dynex Capital, Inc.	242,451	0.0
14,636	@	Eagle Bancorp, Inc.	892,064	0.1
9,557	@	eHealth, Inc.	101,782	0.0
15,871		Employers Holdings, Inc.	628,492	0.1
11,725	@	Encore Capital Group, Inc.	335,921	0.0
16,283	@	Enova International, Inc.	204,352	0.0
4,413	@	Enstar Group Ltd.	872,450	0.1
11,199		Enterprise Financial Services Corp.	481,557	0.1
30,181	@	Essent Group Ltd.	976,959	0.1
39,868		EverBank Financial Corp.	775,433	0.1
14,187		Evercore Partners, Inc.	974,647	0.1
23,082	@	Ezcorp, Inc.	245,823	0.0
21,540		Farmers National Banc Corp.	305,868	0.0
5,688		FBL Financial Group, Inc.	444,517	0.1
11,530	@	FCB Financial Holdings, Inc.	549,981	0.1
7,237		Federated National Holding Co.	135,260	0.0
500		Fidelity Southern Corp.	11,835	0.0
21,180		Financial Engines, Inc.	778,365	0.1
15,160		First Bancorp.	411,442	0.1
49,363	@	First BanCorp. Puerto Rico	326,289	0.0
12,410		First Busey Corp.	381,980	0.1
3,335		First Citizens BancShares, Inc.	1,183,925	0.2
42,942		First Commonwealth Financial Corp.	608,918	0.1
378		First Community Bancshares, Inc.	11,393	0.0
11,779	@,L	First Community Financial Partners, Inc.	137,814	0.0
6,006		First Defiance Financial Corp.	304,744	0.0
28,791		First Financial Bancorp.	819,104	0.1
27,660		First Financial Bankshares, Inc.	1,250,232	0.2
7,466		First Financial Corp.	394,205	0.1
9,741	@	First Foundation, Inc.	277,619	0.0
3,042		First Interstate Bancsystem, Inc.	129,437	0.0
16,794		First Merchants Corp.	632,294	0.1
4,976		First Mid-Illinois Bancshares, Inc.	169,184	0.0
35,552		First Midwest Bancorp., Inc.	896,977	0.1
7,200	@,L	First NBC Bank Holding Co.	52,560	0.0
9,393		First of Long Island Corp.	268,170	0.0
19,766		FirstCash, Inc.	929,002	0.1
10,082	@	Flagstar Bancorp, Inc.	271,609	0.0
17,660		Flushing Financial Corp.	519,027	0.1
81,537		FNB Corp.	1,307,038	0.2
33,487	@,L	FNFV Group	458,772	0.1
61,345		Fulton Financial Corp.	1,153,286	0.1
21,957		GAIN Capital Holdings, Inc.	144,477	0.0
2,864		GAMCO Investors, Inc.	88,469	0.0
207,953	@	Genworth Financial, Inc.	792,301	0.1

See Accompanying Notes to Financial Statements

85

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

5,892		German American Bancorp, Inc.	309,978	0.0
31,819		Glacier Bancorp., Inc.	1,152,802	0.1
7,197		Great Southern Bancorp., Inc.	393,316	0.1
21,706		Great Western Bancorp, Inc.	946,165	0.1
18,392	@	Green Dot Corp.	433,132	0.1
12,546		Greenhill & Co., Inc.	347,524	0.0
13,588	@	Greenlight Capital Re Ltd.	309,806	0.0
30,552		Hancock Holding Co.	1,316,791	0.2
15,366		Hanmi Financial Corp.	536,273	0.1
19,042		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	361,608	0.0
6,248	@,L	HarborOne Bancorp, Inc.	120,836	0.0
4,752		HCI Group, Inc.	187,609	0.0
8,120		Heartland Financial USA, Inc.	389,760	0.1
15,207		Heritage Financial Corp.	391,580	0.1
12,885		Heritage Insurance Holdings, Inc.	201,908	0.0
34,482		Hilltop Holdings, Inc.	1,027,564	0.1
48,456		Home Bancshares, Inc./Conway AR	1,345,623	0.2
12,676	@	HomeStreet, Inc.	400,562	0.1
14,546	@	HomeTrust Bancshares, Inc.	376,741	0.0
51,851		Hope Bancorp, Inc.	1,135,018	0.1
18,039		Horace Mann Educators Corp.	772,069	0.1
13,228		Horizon Bancorp/IN	370,384	0.0
16,069		Iberiabank Corp.	1,345,779	0.2
3,326	@	Impac Mortgage Holdings, Inc.	46,631	0.0
11,241		Independent Bank Corp.	791,928	0.1
16,070		Independent Bank Corp. Michigan	348,719	0.0
5,944		Independent Bank Group, Inc.	370,906	0.0
6,464		Infinity Property & Casualty Corp.	568,186	0.1
22,714		International Bancshares Corp.	926,731	0.1
9,577	@	Intl. FCStone, Inc.	379,249	0.1
44,179		Invesco Mortgage Capital, Inc.	645,013	0.1
15,787		Investment Technology Group, Inc.	311,635	0.0
124,896		Investors Bancorp, Inc.	1,742,299	0.2
5,286		James River Group Holdings Ltd.	219,633	0.0
55,050		Janus Capital Group, Inc.	730,514	0.1
20,416	@	KCG Holdings, Inc.	270,512	0.0
37,135		Kearny Financial Corp./MD	577,449	0.1
16,718		Kemper Corp.	740,607	0.1
12,119		Ladder Capital Corp.	166,273	0.0
47,269	@	Ladenburg Thalmann Financial Services, Inc.	115,336	0.0
15,041		Lakeland Bancorp, Inc.	293,300	0.0
14,287		Lakeland Financial Corp.	676,632	0.1
19,416		LegacyTexas Financial Group, Inc.	836,053	0.1
137,460	@	LendingClub Corp.	721,665	0.1
2,507	@,L	LendingTree, Inc.	254,084	0.0
10,400	L	Live Oak Bancshares, Inc.	192,400	0.0
25,202		Maiden Holdings Ltd.	439,775	0.1
15,702		MainSource Financial Group, Inc.	540,149	0.1
30,875		MB Financial, Inc.	1,458,226	0.2
53,979	@	MBIA, Inc.	577,575	0.1
882		Mercantile Bank Corp.	33,251	0.0
4,241		Merchants Bancshares, Inc.	229,862	0.0
20,043		Meridian Bancorp, Inc.	378,813	0.1
4,343		Meta Financial Group, Inc.	446,895	0.1
137,183	@	MGIC Investment Corp.	1,397,895	0.2
2,363		Moelis & Co.	80,106	0.0
28,162		MTGE Investment Corp.	442,143	0.1
15,996		National Bank Holdings Corp.	510,112	0.1
4,911	L	National Bankshares, Inc.	213,383	0.0
19,144		National General Holdings Corp.	478,409	0.1
1,432		National Western Life Group, Inc.	445,066	0.1
14,619	@,L	Nationstar Mortgage Holdings, Inc.	264,019	0.0
5,299		Navigators Group, Inc.	623,957	0.1
19,642		NBT Bancorp., Inc.	822,607	0.1
8,303		Nelnet, Inc.	421,377	0.1
102,273		New Residential Investment Corp.	1,607,732	0.2
58,806		New York Mortgage Trust, Inc.	388,120	0.1
12,849	@	NewStar Financial, Inc.	118,853	0.0
4,366	@	Nicolet Bankshares, Inc.	208,215	0.0
26,536	@	NMI Holdings, Inc.	282,608	0.0
26,770		Northfield Bancorp, Inc.	534,597	0.1
39,444		Northwest Bancshares, Inc.	711,175	0.1
46,402	@,L	Ocwen Financial Corp.	250,107	0.0
19,930		OFG Bancorp	261,083	0.0
7,251		Old Line Bancshares, Inc.	173,879	0.0
49,036		Old National Bancorp.	890,003	0.1
22,680		Old Second Bancorp, Inc.	250,614	0.0
13,358		OM Asset Management Plc	193,691	0.0
21,865	@,L	On Deck Capital, Inc.	101,235	0.0
5,315		Opus Bank	159,716	0.0
27,026		Oritani Financial Corp.	506,738	0.1
5,036		Federal Agricultural Mortgage Corp.	288,412	0.0
11,715	@	Pacific Premier Bancorp, Inc.	414,125	0.1
6,373		Park National Corp.	762,593	0.1
32,081		Park Sterling Corp.	346,154	0.0
383		Peapack Gladstone Financial Corp.	11,827	0.0
9,048	@	PennyMac Financial Services, Inc.	150,649	0.0
31,262		PennyMac Mortgage Investment Trust	511,759	0.1

See Accompanying Notes to Financial Statements

86

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

11,671		Peoples Bancorp., Inc.	378,841	0.1
5,095		Peoples Financial Services Corp.	248,127	0.0
11,258		People's Utah Bancorp	302,277	0.0
24,023	@	PHH Corp.	364,189	0.0
15,959	@	Pico Holdings, Inc.	241,779	0.0
17,714		Pinnacle Financial Partners, Inc.	1,227,580	0.2
6,326	@	Piper Jaffray Cos.	458,635	0.1
7,705		PJT Partners, Inc.	237,930	0.0
20,104	@	PRA Group, Inc.	786,066	0.1
813		Preferred Bank/Los Angeles CA	42,617	0.0
19,162		Primerica, Inc.	1,325,052	0.2
31,229		PrivateBancorp, Inc.	1,692,300	0.2
26,038		Prosperity Bancshares, Inc.	1,869,008	0.2
29,864		Provident Financial Services, Inc.	845,151	0.1
292		QCR Holdings, Inc.	12,644	0.0
86,461		Radian Group, Inc.	1,554,569	0.2
35,491		Redwood Trust, Inc.	539,818	0.1
17,128		Renasant Corp.	723,144	0.1
10,790	@	Republic First Bancorp, Inc.	90,097	0.0
20,642		Resource Capital Corp.	171,948	0.0
16,302		RLI Corp.	1,029,145	0.1
15,760		S&T Bancorp, Inc.	615,270	0.1
14,814	@	Safeguard Scientifics, Inc.	199,248	0.0
7,680		Safety Insurance Group, Inc.	566,016	0.1
14,879		Sandy Spring Bancorp, Inc.	595,011	0.1
14,388	@	Seacoast Banking Corp. of Florida	317,399	0.0
25,947		Selective Insurance Group	1,117,018	0.1
16,834		ServisFirst Bancshares, Inc.	630,265	0.1
11,510		Simmons First National Corp.	715,347	0.1
11,438		South State Corp.	999,681	0.1
4,967	@	Southern First Bancshares, Inc.	178,812	0.0
13,492		Southside Bancshares, Inc.	508,244	0.1
11,878		Southwest Bancorp., Inc.	344,462	0.0
7,443		State Auto Financial Corp.	199,547	0.0
19,413		State Bank Financial Corp.	521,433	0.1
51,514		Sterling Bancorp/DE	1,205,428	0.2
10,704		Stewart Information Services Corp.	493,240	0.1
26,243	@	Stifel Financial Corp.	1,310,838	0.2
12,692		Stock Yards Bancorp, Inc.	595,889	0.1
336		Stonegate Bank	14,021	0.0
273		Suffolk Bancorp	11,690	0.0
5,779		Territorial Bancorp, Inc.	189,782	0.0
18,535	@	Texas Capital Bancshares, Inc.	1,453,144	0.2
26,791	@	Third Point Reinsurance Ltd.	309,436	0.0
19,726		Tiptree Financial, Inc.	121,315	0.0
7,742		Tompkins Financial Corp.	731,929	0.1
25,426		TowneBank	845,415	0.1
10,390		Trico Bancshares	355,130	0.0
50,250		Trustco Bank Corp.	439,688	0.1
25,471		Trustmark Corp.	908,041	0.1
16,703		UMB Financial Corp.	1,288,135	0.2
86,245		Umpqua Holdings Corp.	1,619,681	0.2
21,418		Union Bankshares Corp.	765,479	0.1
25,962	L	United Bankshares, Inc.	1,200,743	0.2
22,872		United Community Banks, Inc. GA	677,469	0.1
38,249		United Community Financial Corp.	341,946	0.0
32,869		United Financial Bancorp, Inc.	596,901	0.1
11,445		United Fire Group, Inc.	562,751	0.1
9,137		United Insurance Holdings Corp.	138,334	0.0
14,067		Universal Insurance Holdings, Inc.	399,503	0.1
14,960		Univest Corp. of Pennsylvania	462,264	0.1
85,358		Valley National Bancorp	993,567	0.1
8,716		Virtu Financial, Inc.	139,020	0.0
2,444		Virtus Investment Partners, Inc.	288,514	0.0
26,904		Waddell & Reed Financial, Inc.	524,897	0.1
11,260	@	Walker & Dunlop, Inc.	351,312	0.0
7,833	@	Walter Investment Management Corp.	37,207	0.0
35,959		Washington Federal, Inc.	1,235,192	0.2
9,981		Washington Trust Bancorp, Inc.	559,435	0.1
7,356		WashingtonFirst Bankshares, Inc.	213,250	0.0
19,990		Waterstone Financial, Inc.	367,816	0.0
36,482		Webster Financial Corp.	1,980,243	0.3
16,606		WesBanco, Inc.	715,054	0.1
11,301		Westamerica Bancorp.	711,172	0.1
19,588		Western Asset Mortgage Capital Corp.	197,251	0.0
5,243		Westwood Holdings Group, Inc.	314,528	0.0
436	@,L	Wins Finance Holdings, Inc.	78,480	0.0
19,686		Wintrust Financial Corp.	1,428,613	0.2
44,503		WisdomTree Investments, Inc.	495,763	0.1
102,578	@,L	WMIH Corp.	158,996	0.0
2,822	@,L	World Acceptance Corp.	181,398	0.0
15,678		WSFS Financial Corp.	726,675	0.1
18,649		Yadkin Financial Corp.	638,915	0.1
			153,789,121	19.3

		Health Care: 11.8%
4,565	@,L	AAC Holdings, Inc.	33,051	0.0
10,013		Abaxis, Inc.	528,386	0.1
10,707	@,L	Accelerate Diagnostics, Inc.	222,170	0.0
11,582	@	Acceleron Pharma, Inc.	295,573	0.1
38,111	@	Accuray, Inc.	175,311	0.0
12,357		Aceto Corp.	271,483	0.0

See Accompanying Notes to Financial Statements

87

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

49,089	@,L	Achillion Pharmaceuticals, Inc.	202,738	0.0
4,653	@	Aclaris Therapeutics, Inc.	126,282	0.0
18,736	@	Acorda Therapeutics, Inc.	352,237	0.1
7,810	@,L	Adamas Pharmaceuticals, Inc.	131,989	0.0
772	@	Addus HomeCare Corp.	27,059	0.0
5,272	@,L	Adeptus Health, Inc.	40,278	0.0
16,420	@,L	Aduro Biotech, Inc.	187,188	0.0
14,637	@,L	Advaxis, Inc.	104,801	0.0
9,441	@	Adverum Biotechnologies, Inc.	27,379	0.0
10,632	@	Aerie Pharmaceuticals, Inc.	402,421	0.1
12,471	@,L	Aevi Genomic Medicine, Inc.	64,600	0.0
34,474	@,L	Agenus, Inc.	142,033	0.0
12,024	@,L	Aimmune Therapeutics, Inc.	245,891	0.0
14,437	@	Air Methods Corp.	459,818	0.1
16,521	@	Akebia Therapeutics, Inc.	171,984	0.0
12,251	@	Albany Molecular Research, Inc.	229,829	0.0
20,570	@	Alder Biopharmaceuticals, Inc.	427,856	0.1
3,834	@	Almost Family, Inc.	169,079	0.0
14,792	@,L	AMAG Pharmaceuticals, Inc.	514,762	0.1
11,917	@	Amedisys, Inc.	508,022	0.1
54,082	@,L	Amicus Therapeutics, Inc.	268,788	0.0
20,134	@	AMN Healthcare Services, Inc.	774,152	0.1
14,440	@	Amphastar Pharmaceuticals, Inc.	265,985	0.0
22,886	@,L	Ampio Pharmaceuticals, Inc.	20,602	0.0
5,558		Analogic Corp.	461,036	0.1
14,653	@,L	Anavex Life Sciences Corp.	58,026	0.0
13,527	@	Angiodynamics, Inc.	228,200	0.0
3,556	@	ANI Pharmaceuticals, Inc.	215,565	0.0
6,741	@	Anika Therapeutics, Inc.	330,039	0.1
19,647	@	Anthera Pharmaceuticals, Inc.	12,753	0.0
7,581	@	Aptevo Therapeutics, Inc.	18,498	0.0
15,920	@,L	Aratana Therapeutics, Inc.	114,306	0.0
10,138	@	Ardelyx, Inc.	143,960	0.0
112,702	@	Arena Pharmaceuticals, Inc.	160,037	0.0
2,633	@	Argos Therapeutics, Inc.	12,902	0.0
74,396	@,L	Ariad Pharmaceuticals, Inc.	925,486	0.1
63,079	@,L	Array Biopharma, Inc.	554,464	0.1
26,392	@	Arrowhead Pharmaceuticals, Inc.	40,908	0.0
7,585	@	Asterias Biotherapeutics, Inc.	34,891	0.0
10,162	@,L	Atara Biotherapeutics, Inc.	144,300	0.0
36,348	@	Athersys, Inc.	55,612	0.0
15,908	@	AtriCure, Inc.	311,320	0.1
685		Atrion Corp.	347,432	0.1
1,710	@	Audentes Therapeutics, Inc.	31,242	0.0
2,426	@,L	Avexis, Inc.	115,793	0.0
5,889	@,L	Avinger, Inc.	21,789	0.0
18,534	@	AxoGen, Inc.	166,806	0.0
9,937	@	Axovant Sciences Ltd.	123,418	0.0
8,981	@,L	Bellicum Pharmaceuticals, Inc.	122,321	0.0
35,932	@	BioScrip, Inc.	37,369	0.0
34,148	@,L	BioCryst Pharmaceuticals, Inc.	216,157	0.0
44,232	@	Bio-Path Holdings, Inc.	59,713	0.0
12,467	@	BioTelemetry, Inc.	278,637	0.0
15,430	@,L	Bluebird Bio, Inc.	952,031	0.1
9,460	@	Blueprint Medicines Corp.	265,353	0.0
12,739	@	Cambrex Corp.	687,269	0.1
14,589		Cantel Medical Corp.	1,148,884	0.2
12,858	@	Capital Senior Living Corp.	206,371	0.0
10,670	@,L	Cara Therapeutics, Inc.	99,124	0.0
14,709	@	Cardiovascular Systems, Inc.	356,105	0.1
21,476	@	Castlight Health, Inc.	106,306	0.0
40,698	@	Catalent, Inc.	1,097,218	0.2
43,036	@,L	Celldex Therapeutics, Inc.	152,347	0.0
5,721	@	Cellular Biomedicine Group, Inc.	74,945	0.0
17,158	@,L	Cempra, Inc.	48,042	0.0
48,063	@,L	Cerus Corp.	209,074	0.0
6,592		Chemed Corp.	1,057,423	0.1
13,019	@,L	ChemoCentryx, Inc.	96,341	0.0
24,677	@	Chimerix, Inc.	113,514	0.0
5,660	@	Civitas Solutions, Inc.	112,634	0.0
2,991	@	Clearside Biomedical, Inc.	26,740	0.0
12,469	@,L	Clovis Oncology, Inc.	553,873	0.1
13,314	@,L	Coherus Biosciences, Inc.	374,789	0.1
6,454	@,L	Collegium Pharmaceutical, Inc.	100,489	0.0
45,230	@	Community Health Systems, Inc.	252,836	0.0
5,678	L	Computer Programs & Systems, Inc.	134,001	0.0
7,989	@,L	Concert Pharmaceuticals, Inc.	82,207	0.0
16,069	@	ConforMIS, Inc.	130,159	0.0
11,991		Conmed Corp.	529,642	0.1
28,453	@,L	Corcept Therapeutics, Inc.	206,569	0.0
5,629	@	Corvel Corp.	206,021	0.0
2,420	@	Cotiviti Holdings, Inc.	83,248	0.0
15,683	@	Cross Country Healthcare, Inc.	244,812	0.0
15,959		CryoLife, Inc.	305,615	0.1
55,931	@	Curis, Inc.	172,267	0.0
10,410	@	Cynosure, Inc.	474,696	0.1
14,122	@,L	Cytokinetics, Inc.	171,582	0.0
9,400	@,L	CytomX Therapeutics, Inc.	103,306	0.0
35,261	@,L	CytRx Corp.	13,124	0.0
26,705	@	Depomed, Inc.	481,224	0.1
9,274	@	Dermira, Inc.	281,280	0.1

See Accompanying Notes to Financial Statements

88

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

19,601	@	Diplomat Pharmacy, Inc.	246,973	0.0
67,432	@	Durect Corp.	90,359	0.0
16,941	@,L	Dynavax Technologies Corp.	66,917	0.0
3,529	@,L	Eagle Pharmaceuticals, Inc./DE	279,991	0.0
7,985	@	Edge Therapeutics, Inc.	99,812	0.0
3,245	@,L	Editas Medicine, Inc.	52,666	0.0
3,632	@,L	Egalet Corp.	27,785	0.0
14,288	@	Emergent Biosolutions, Inc.	469,218	0.1
7,373	@	Enanta Pharmaceuticals, Inc.	246,995	0.0
23,200	@	Endocyte, Inc.	59,160	0.0
33,439	@,L	Endologix, Inc.	191,271	0.0
20,824		Ensign Group, Inc.	462,501	0.1
22,377	@	Enzo Biochem, Inc.	155,296	0.0
15,995	@,L	Epizyme, Inc.	193,539	0.0
6,342	@,L	Esperion Therapeutics, Inc.	79,402	0.0
6,559	@,L	Evolent Health, Inc.	97,073	0.0
41,805	@,L	Exact Sciences Corp.	558,515	0.1
7,368	@	Exactech, Inc.	201,146	0.0
94,351	@	Exelixis, Inc.	1,406,773	0.2
20,691	@,L	FibroGen, Inc.	442,787	0.1
11,497	@	FivePrime Therapeutics, Inc.	576,115	0.1
5,566	@	Flex Pharma, Inc.	29,388	0.0
8,944	@	Flexion Therapeutics, Inc.	170,115	0.0
15,882	@	Fluidigm Corp.	115,621	0.0
5,760	@	Foundation Medicine, Inc.	101,952	0.0
4,103	@,L	Galena Biopharma, Inc.	7,960	0.0
6,337	@	Genesis Healthcare, Inc.	26,932	0.0
16,782	@	GenMark Diagnostics, Inc.	205,412	0.0
7,278	@	Genomic Health, Inc.	213,900	0.0
70,915	@,L	Geron Corp.	146,794	0.0
7,143	@	Glaukos Corp.	245,005	0.0
6,018	@,L	Global Blood Therapeutics, Inc.	86,960	0.0
26,619	@	Globus Medical, Inc.	660,417	0.1
20,267	@	Haemonetics Corp.	814,733	0.1
43,105	@	Halozyme Therapeutics, Inc.	425,877	0.1
17,831	@	Halyard Health, Inc.	659,390	0.1
18,155	@	HealthEquity, Inc.	735,641	0.1
36,853		Healthsouth Corp.	1,519,818	0.2
11,193	@	HealthStream, Inc.	280,385	0.0
13,609	@	Healthways, Inc.	309,605	0.1
13,211	@,L	Heron Therapeutics, Inc.	173,064	0.0
2,607	@	Heska Corp.	186,661	0.0
36,416	@	HMS Holdings Corp.	661,315	0.1
65,329	@	Horizon Pharma PLC	1,057,023	0.1
5,705	@	ICU Medical, Inc.	840,632	0.1
38,826	@,L	Idera Pharmaceuticals, Inc.	58,239	0.0
14,152	@,L	Ignyta, Inc.	75,006	0.0
5,834	@	Immune Design Corp.	32,087	0.0
40,961	@,L	Immunogen, Inc.	83,560	0.0
47,625	@,L	Immunomedics, Inc.	174,784	0.0
31,448	@	Impax Laboratories, Inc.	416,686	0.1
16,562	@	INC Research Holdings, Inc.	871,161	0.1
24,497	@,L	Infinity Pharmaceuticals, Inc.	33,071	0.0
34,467	@,L	Innoviva, Inc.	368,797	0.1
6,693	@	Inogen, Inc.	449,569	0.1
9,194	@,L	Inotek Pharmaceuticals Corp.	56,083	0.0
27,603	@,L	Inovio Pharmaceuticals, Inc.	191,565	0.0
25,571	@	Insmed Inc.	338,304	0.1
24,426	@	Insulet Corp.	920,372	0.1
9,732	@,L	Insys Therapeutics, Inc.	89,534	0.0
12,408	@	Integer Holdings Corp.	365,416	0.1
10,949	@	Integra LifeSciences Holdings Corp.	939,315	0.1
1,187	@,L	Intellia Therapeutics, Inc.	15,562	0.0
11,596	@	Intersect ENT, Inc.	140,312	0.0
14,573	@	Intra-Cellular Therapies, Inc.	219,907	0.0
15,623		Invacare Corp.	203,880	0.0
11,203	@	Invitae Corp.	88,952	0.0
14,550	@,L	InVivo Therapeutics Holdings Corp.	61,110	0.0
56,535	@,L	Ironwood Pharmaceuticals, Inc.	864,420	0.1
10,744	@	K2M Group Holdings, Inc.	215,310	0.0
10,564	@	Karyopharm Therapeutics, Inc.	99,302	0.0
30,303	@,L	Keryx Biopharmaceuticals, Inc.	177,576	0.0
35,799		Kindred Healthcare, Inc.	281,022	0.1
16,476	@,L	Kite Pharma, Inc.	738,784	0.1
6,082	@,L	La Jolla Pharmaceutical Co.	106,617	0.0
5,133		Landauer, Inc.	246,897	0.0
11,177	@,L	Lannett Co., Inc.	246,453	0.0
19,885	@,L	Lexicon Pharmaceuticals, Inc.	275,010	0.0
5,823	@	LHC Group, Inc.	266,111	0.0
7,725	@	Ligand Pharmaceuticals, Inc.	784,937	0.1
23,984	@,L	Lion Biotechnologies, Inc.	166,689	0.0
3,433	@	Lipocine, Inc.	12,633	0.0
6,123	@	Loxo Oncology, Inc.	196,640	0.0
16,995	@	Luminex Corp.	343,809	0.1
12,797	@	MacroGenics, Inc.	261,571	0.0
9,850	@	Magellan Health, Inc.	741,212	0.1
140,682	@	MannKind Corp.	89,572	0.0
16,875	@	Masimo Corp.	1,137,375	0.2
28,063	@,L	Medicines Co.	952,458	0.1
15,738	@,L	MediciNova, Inc.	94,900	0.0
22,517	@	Medidata Solutions, Inc.	1,118,419	0.2
3,480	@	Medpace Holdings, Inc.	125,524	0.0
20,030		Meridian Bioscience, Inc.	354,531	0.1
17,038	@	Merit Medical Systems, Inc.	451,507	0.1
50,986	@,L	Merrimack Pharmaceuticals, Inc.	208,023	0.0
41,806	@,L	MiMedx Group Inc.	370,401	0.1
7,598	@	Minerva Neurosciences, Inc.	89,276	0.0
5,184	@,L	Mirati Therapeutics, Inc.	24,624	0.0
17,270	@	Molina Healthcare, Inc.	937,070	0.1
26,950	@	Momenta Pharmaceuticals, Inc.	405,597	0.1
5,958	@,L	MyoKardia, Inc.	77,156	0.0

See Accompanying Notes to Financial Statements

89

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

28,453	@	Myriad Genetics, Inc.	474,312	0.1
7,065	@	NanoString Technologies, Inc.	157,549	0.0
12,451	@	Natera, Inc.	145,801	0.0
5,070		National Healthcare Corp.	384,255	0.1
12,856	@	Natus Medical, Inc.	447,389	0.1
57,372	@	Nektar Therapeutics	703,954	0.1
14,987	@	Neogen Corp.	989,142	0.1
25,412	@	NeoGenomics, Inc.	217,781	0.0
6,274	@,L	Neos Therapeutics, Inc.	36,703	0.0
10,071	@	Nevro Corp.	731,759	0.1
9,355	@,L	NewLink Genetics Corp.	96,169	0.0
26,206	@,L	Nobilis Health Corp.	55,033	0.0
116,631	@	Novavax, Inc.	146,955	0.0
22,386	@,L	Novocure Ltd.	175,730	0.0
20,483	@	NuVasive, Inc.	1,379,735	0.2
27,229	@	NxStage Medical, Inc.	713,672	0.1
8,790	@,L	Ocular Therapeutix, Inc.	73,572	0.0
15,996	@,L	Omeros Corp.	158,680	0.0
15,875	@	Omnicell, Inc.	538,162	0.1
8,652	@	OncoMed Pharmaceuticals, Inc.	66,707	0.0
12,695	@,L	Ophthotech Corp.	61,317	0.0
28,038	@	OraSure Technologies, Inc.	246,174	0.0
43,807	@,L	Organovo Holdings, Inc.	148,506	0.0
7,790	@	Orthofix International NV	281,842	0.1
9,459	@,L	Osiris Therapeutics, Inc.	46,444	0.0
10,688	@	Otonomy, Inc.	169,939	0.0
15,549	@,L	OvaScience, Inc.	23,790	0.0
23,931		Owens & Minor, Inc.	844,525	0.1
11,500	@,L	Oxford Immunotec Global PLC	171,925	0.0
35,435	@,L	Pacific Biosciences of California, Inc.	134,653	0.0
15,516	@	Pacira Pharmaceuticals, Inc.	501,167	0.1
6,658	@,L	Paratek Pharmaceuticals, Inc.	102,533	0.0
21,351	@	Parexel International Corp.	1,403,188	0.2
71,377		PDL BioPharma, Inc.	151,319	0.0
10,838	@,L	Penumbra, Inc.	691,464	0.1
9,254	@	Pfenex, Inc.	83,934	0.0
13,940	@	PharMerica Corp.	350,591	0.1
7,291		Phibro Animal Health Corp.	213,626	0.0
20,704	@	Portola Pharmaceuticals, Inc.	464,598	0.1
9,661	@	PRA Health Sciences, Inc.	532,514	0.1
20,975	@	Prestige Brands Holdings, Inc.	1,092,798	0.2
31,737	@,L	Progenics Pharmaceuticals, Inc.	274,208	0.0
2,155	@	Protagonist Therapeutics, Inc.	47,388	0.0
3,908	@,L	Proteostasis Therapeutics, Inc.	47,912	0.0
14,789	@,L	Prothena Corp. PLC	727,471	0.1
6,813	@	Providence Service Corp.	259,235	0.0
14,593	@,L	PTC Therapeutics, Inc.	159,210	0.0
10,633	@	Puma Biotechnology, Inc.	326,433	0.1
20,850		Quality Systems, Inc.	274,178	0.0
12,270	@	Quidel Corp.	262,823	0.0
13,715	@	Quorum Health Corp.	99,708	0.0
12,862	@,L	Radius Health, Inc.	489,142	0.1
18,180	@	RadNet, Inc.	117,261	0.0
1,907	@,L	Reata Pharmaceuticals, Inc.	41,630	0.0
9,529	@	REGENXBIO, Inc.	176,763	0.0
18,011	@	Regulus Therapeutics, Inc.	40,525	0.0
14,286	@	Repligen Corp.	440,295	0.1
16,014	@,L	Retrophin, Inc.	303,145	0.1
9,121	@	Revance Therapeutics, Inc.	188,805	0.0
41,161	@	Rigel Pharmaceuticals, Inc.	97,963	0.0
24,337	@,L	Rockwell Medical Technologies, Inc.	159,407	0.0
35,891	@	RTI Surgical, Inc.	116,646	0.0
11,389	@	Sage Therapeutics, Inc.	581,522	0.1
30,539	@,L	Sangamo Biosciences, Inc.	93,144	0.0
19,699	@	Sarepta Therapeutics, Inc.	540,344	0.1
24,590	@	Sciclone Pharmaceuticals, Inc.	265,572	0.0
40,668	@	Select Medical Holdings Corp.	538,851	0.1
2,549	@,L	Selecta Biosciences, Inc.	43,715	0.0
7,772	@,L	Seres Therapeutics, Inc.	76,943	0.0
14,911	@,L	Sorrento Therapeutics, Inc.	73,064	0.0
7,250	@	Spark Therapeutics, Inc.	361,775	0.1
18,493	@	Spectranetics Corp.	453,079	0.1
32,791	@	Spectrum Pharmaceuticals, Inc.	145,264	0.0
18,835	@,L	Staar Surgical Co.	204,360	0.0
8,376	@,L	Stemline Therapeutics, Inc.	89,623	0.0
10,934	@	Sucampo Pharmaceuticals, Inc.	148,156	0.0
20,431	@	Supernus Pharmaceuticals, Inc.	515,883	0.1
8,416	@	Surgery Partners, Inc.	133,394	0.0
10,258	@	Surgical Care Affiliates, Inc.	474,638	0.1
8,943	@	SurModics, Inc.	227,152	0.0
73,347	@,L	Synergy Pharmaceuticals, Inc.	446,683	0.1
38,251	@	Synthetic Biologics, Inc.	29,170	0.0
1,535	@	Syros Pharmaceuticals, Inc.	18,666	0.0
28,376	@	Team Health Holdings, Inc.	1,232,937	0.2
9,040	@,L	Teladoc, Inc.	149,160	0.0
20,108	@,L	Teligent, Inc.	132,914	0.0
11,130	@,L	Tesaro, Inc.	1,496,762	0.2
17,479	@,L	Tetraphase Pharmaceuticals, Inc.	70,440	0.0
14,870	@,L	TG Therapeutics, Inc.	69,146	0.0
65,264	@,L	TherapeuticsMD, Inc.	376,573	0.1
14,883	@,L	Theravance Biopharma, Inc.	474,470	0.1
17,451	@	TransEnterix, Inc.	22,686	0.0
20,791	@	Trevena, Inc.	122,251	0.0
12,570	@	Triple-S Management Corp.	260,199	0.0
See Accompanying Notes to Financial Statements

90

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

13,104	@,L	Trovagene, Inc.	27,518	0.0
15,105	@,L	Ultragenyx Pharmaceutical, Inc.	1,062,033	0.1
25,820	@	Universal American Corp./NY	256,909	0.0
4,388		US Physical Therapy, Inc.	308,038	0.1
15,513	@,L	Vanda Pharmaceuticals, Inc.	247,432	0.0
7,973	@	Vascular Solutions, Inc.	447,285	0.1
9,039	@	Veracyte, Inc.	69,962	0.0
11,866	@,L	Versartis, Inc.	176,803	0.0
11,533	@,L	Vital Therapies, Inc.	50,169	0.0
14,164	@	Vocera Communications, Inc.	261,892	0.0
5,630	@	Voyager Therapeutics, Inc.	71,726	0.0
3,830	@	WaVe Life Sciences Ltd.	100,155	0.0
41,344	@	Wright Medical Group NV	950,085	0.1
7,857	@,L	XBiotech, Inc.	79,513	0.0
13,388	@	Xencor, Inc.	352,372	0.1
11,162	@	Zafgen, Inc.	35,495	0.0
14,501	@,L	Zeltiq Aesthetics, Inc.	631,084	0.1
49,869	@,L	ZIOPHARM Oncology, Inc.	266,799	0.0
12,461	@,L	Zogenix, Inc.	151,401	0.0
			94,255,042	11.8

		Industrials: 14.3%
17,925		AAON, Inc.	592,421	0.1
14,311		AAR Corp.	472,979	0.1
21,899		ABM Industries, Inc.	894,355	0.1
23,813		Acacia Research - Acacia Technologies	154,784	0.0
45,617	@	ACCO Brands Corp.	595,302	0.1
23,635		Actuant Corp.	613,328	0.1
13,106		Advanced Drainage Systems, Inc.	269,984	0.0
17,794	@	Advisory Board Co.	591,651	0.1
16,008	@	Aegion Corp.	379,390	0.1
28,335	@	Aerojet Rocketdyne Holdings, Inc.	508,613	0.1
9,760	@	Aerovironment, Inc.	261,861	0.0
21,117	@	Air Transport Services Group, Inc.	337,027	0.0
22,069		Aircastle Ltd.	460,139	0.1
4,879		Alamo Group, Inc.	371,292	0.0
12,883		Albany International Corp.	596,483	0.1
5,293		Allegiant Travel Co.	880,755	0.1
13,719		Altra Industrial Motion Corp.	506,231	0.1
2,423		American Railcar Industries, Inc.	109,738	0.0
6,117	@	American Woodmark Corp.	460,304	0.1
12,273		Apogee Enterprises, Inc.	657,342	0.1
15,762		Applied Industrial Technologies, Inc.	936,263	0.1
6,394	@,L	Aqua Metals, Inc.	83,825	0.0
11,852		ArcBest Corp.	327,708	0.0
7,013		Argan, Inc.	494,767	0.1
11,325	@	Armstrong Flooring, Inc.	225,481	0.0
8,485		Astec Industries, Inc.	572,398	0.1
9,641	@	Astronics Corp.	326,251	0.0
5,187	@	Atkore International Group, Inc.	124,021	0.0
10,948	@	Atlas Air Worldwide Holdings, Inc.	570,938	0.1
11,516		AZZ, Inc.	735,872	0.1
19,462	@	Babcock & Wilcox Enterprises, Inc.	322,875	0.0
21,304		Barnes Group, Inc.	1,010,236	0.1
4,172		Barrett Business Services, Inc.	267,425	0.0
23,502	@	Beacon Roofing Supply, Inc.	1,082,737	0.1
22,822	@	BMC Stock Holdings, Inc.	445,029	0.1
20,597		Brady Corp.	773,417	0.1
18,365		Briggs & Stratton Corp.	408,805	0.1
19,440		Brink's Co.	801,900	0.1
33,554	@	Builders FirstSource, Inc.	368,087	0.0
9,101	@	Caesarstone Ltd.	260,744	0.0
11,800	@	CAI International, Inc.	102,306	0.0
1,008	@	Casella Waste Systems, Inc.	12,509	0.0
26,407	@	CBIZ, Inc.	361,776	0.0
13,198		CEB, Inc.	799,799	0.1
12,713		Ceco Environmental Corp.	177,346	0.0
13,670		Celadon Group, Inc.	97,741	0.0
13,186	@	Chart Industries, Inc.	474,960	0.1
6,924		CIRCOR International, Inc.	449,229	0.1
18,705		Clarcor, Inc.	1,542,601	0.2
11,181		Columbus McKinnon Corp.	302,334	0.0
15,870		Comfort Systems USA, Inc.	528,471	0.1
12,853	@	Continental Building Products, Inc.	296,904	0.0
6,474	@	Covenant Transportation Group, Inc.	125,207	0.0
7,409	@	CSW Industrials, Inc.	273,022	0.0
9,168		Cubic Corp.	439,606	0.1
17,802		Curtiss-Wright Corp.	1,751,005	0.2
18,504		Deluxe Corp.	1,325,071	0.2
27,334	@	DigitalGlobe, Inc.	783,119	0.1
11,127		Douglas Dynamics, Inc.	374,424	0.0
5,069	@	DXP Enterprises, Inc.	176,097	0.0
13,058	@,L	Dycom Industries, Inc.	1,048,427	0.1
12,508	@	Echo Global Logistics, Inc.	313,325	0.0
24,319		EMCOR Group, Inc.	1,720,812	0.2
10,007		Encore Wire Corp.	433,803	0.1
6,935	@,L	Energous Corp.	116,855	0.0
15,708	@,L	Energy Recovery, Inc.	162,578	0.0
17,869		EnerSys	1,395,569	0.2
8,320	@	Engility Holdings, Inc.	280,384	0.0
14,152		Ennis, Inc.	245,537	0.0
10,282		EnPro Industries, Inc.	692,596	0.1
12,773		ESCO Technologies, Inc.	723,590	0.1
17,502		Essendant, Inc.	365,792	0.0
11,342	@	Esterline Technologies Corp.	1,011,706	0.1
11,366		Exponent, Inc.	685,370	0.1
27,820		Federal Signal Corp.	434,270	0.1
12,360		Forward Air Corp.	585,617	0.1

See Accompanying Notes to Financial Statements

91

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

18,539		Franklin Electric Co., Inc.	721,167	0.1
17,185	@	FTI Consulting, Inc.	774,700	0.1
11,594	@,L	FuelCell Energy, Inc.	20,290	0.0
8,625		G&K Services, Inc.	831,881	0.1
14,434	L	GATX Corp.	888,846	0.1
27,091	@	Generac Holdings, Inc.	1,103,687	0.1
20,250		General Cable Corp.	385,763	0.1
13,532	@	Gibraltar Industries, Inc.	563,608	0.1
7,248		Global Brass & Copper Holdings, Inc.	248,606	0.0
9,134		Gorman-Rupp Co.	282,697	0.0
5,189		Graham Corp.	114,936	0.0
16,162		Granite Construction, Inc.	888,910	0.1
38,807	@	Great Lakes Dredge & Dock Corp.	162,989	0.0
10,710	L	Greenbrier Cos., Inc.	445,001	0.1
16,239		Griffon Corp.	425,462	0.1
14,564		H&E Equipment Services, Inc.	338,613	0.0
31,405		Harsco Corp.	427,108	0.1
21,336	@	Hawaiian Holdings, Inc.	1,216,152	0.2
15,569	@	HC2 Holdings, Inc.	92,324	0.0
28,194		Healthcare Services Group, Inc.	1,104,359	0.1
18,849		Heartland Express, Inc.	383,766	0.1
10,901		Heidrick & Struggles International, Inc.	263,259	0.0
21,805		Herman Miller, Inc.	745,731	0.1
25,231		Hillenbrand, Inc.	967,609	0.1
18,984		HNI Corp.	1,061,585	0.1
13,959	@	HUB Group, Inc.	610,706	0.1
9,620	@	Huron Consulting Group, Inc.	487,253	0.1
3,600		Hyster-Yale Materials Handling, Inc.	229,572	0.0
3,750	@	Hyster-Yale Materials Handling, Inc. - B shares	239,138	0.0
8,888	@	ICF International, Inc.	490,618	0.1
24,258	@	Innerworkings, Inc.	238,941	0.0
6,612		Insperity, Inc.	469,121	0.1
8,511		Insteel Industries, Inc.	303,332	0.0
27,502		Interface, Inc.	510,162	0.1
12,543		John Bean Technologies Corp.	1,078,071	0.1
39,661		Joy Global, Inc.	1,110,508	0.1
6,453		Kadant, Inc.	394,924	0.1
12,655		Kaman Corp.	619,209	0.1
10,996		Kelly Services, Inc.	252,028	0.0
28,066		Kennametal, Inc.	877,343	0.1
14,742	@,L	Keyw Holding Corp.	173,808	0.0
12,326		Kforce, Inc.	284,731	0.0
16,667		Kimball International, Inc.	292,673	0.0
20,629	@	KLX, Inc.	930,574	0.1
24,610		Knight Transportation, Inc.	813,361	0.1
22,484		Knoll, Inc.	627,978	0.1
21,668		Korn/Ferry International	637,689	0.1
25,749	@,L	Kratos Defense & Security Solutions, Inc.	190,543	0.0
5,268		Lindsay Manufacturing Co.	393,045	0.1
5,862	@	Lydall, Inc.	362,565	0.0
53,443	@	Manitowoc Co., Inc.	319,589	0.0
10,645		Marten Transport Ltd.	248,029	0.0
11,616	@	Masonite International Corp.	764,333	0.1
27,203	@	Mastec, Inc.	1,040,515	0.1
19,149		Matson, Inc.	677,683	0.1
14,000		Matthews International Corp.	1,075,900	0.1
12,209		McGrath Rentcorp	478,471	0.1
17,715	@	Mercury Systems, Inc.	535,347	0.1
34,842	@	Meritor, Inc.	432,738	0.1
6,665		Miller Industries, Inc.	176,289	0.0
6,676	@	Mistras Group, Inc.	171,440	0.0
20,100		Mobile Mini, Inc.	608,025	0.1
13,227	@	Moog, Inc.	868,749	0.1
37,120	@	MRC Global, Inc.	752,051	0.1
12,854		MSA Safety, Inc.	891,168	0.1
20,969		Mueller Industries, Inc.	837,921	0.1
69,538		Mueller Water Products, Inc.	925,551	0.1
6,038		Multi-Color Corp.	468,549	0.1
8,579	@	MYR Group, Inc.	323,257	0.0
2,786		National Presto Industries, Inc.	296,430	0.0
24,494	@	Navigant Consulting, Inc.	641,253	0.1
20,510	@	Navistar International Corp.	643,399	0.1
9,339	@	NCI Building Systems, Inc.	146,155	0.0
10,185		NN, Inc.	194,024	0.0
42,288	@	NOW, Inc.	865,635	0.1
21,273	@	On Assignment, Inc.	939,416	0.1
14,724	@	Orion Group Holdings, Inc.	146,504	0.0
4,259		Park-Ohio Holdings Corp.	181,433	0.0
5,995	@	Patrick Industries, Inc.	457,419	0.1
23,691	@	PGT Innovations, Inc.	271,262	0.0
85,868	@,L	Plug Power, Inc.	103,042	0.0
5,440		Powell Industries, Inc.	212,160	0.0
18,117		Primoris Services Corp.	412,705	0.1
9,456	@	Proto Labs, Inc.	485,566	0.1
10,636		Quad/Graphics, Inc.	285,896	0.0
17,077		Quanex Building Products Corp.	346,663	0.0
23,778	@	Radiant Logistics, Inc.	92,734	0.0
16,620		Raven Industries, Inc.	418,824	0.1
10,531	@	RBC Bearings, Inc.	977,382	0.1
19,684		Resources Connection, Inc.	378,917	0.1
33,759	@	Rexnord Corp.	661,339	0.1
15,000	@	Roadrunner Transportation Systems, Inc.	155,850	0.0
20,600	@	RPX Corp.	222,480	0.0
15,483	@	Rush Enterprises, Inc. - Class A	493,908	0.1
10,528	@	Saia, Inc.	464,811	0.1
20,167	@	Scorpio Bulkers, Inc.	101,843	0.0
15,864		Simpson Manufacturing Co., Inc.	694,050	0.1
5,978	@	SiteOne Landscape Supply, Inc.	207,616	0.0
19,923		Skywest, Inc.	726,193	0.1
11,040	@	SP Plus Corp.	310,776	0.0
16,735	@	SPX Corp.	396,954	0.1
13,670	@	SPX FLOW, Inc.	438,260	0.1

See Accompanying Notes to Financial Statements

92

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

5,298		Standex International Corp.	465,429	0.1
30,916		Steelcase, Inc.	553,396	0.1
10,132		Sun Hydraulics Corp.	404,976	0.1
29,008	@,L	Sunrun, Inc.	154,032	0.0
6,462		Supreme Industries, Inc.	101,453	0.0
29,917	@,L	Swift Transportation Co.	728,778	0.1
22,471	@	Taser International, Inc.	544,697	0.1
12,579	@	Team, Inc.	493,726	0.1
13,479	@	Teledyne Technologies, Inc.	1,657,917	0.2
8,336		Tennant Co.	593,523	0.1
23,356		Tetra Tech, Inc.	1,007,811	0.1
9,409		Textainer Group Holdings Ltd.	70,097	0.0
17,256	@	Thermon Group Holdings, Inc.	329,417	0.0
21,964		Titan International, Inc.	246,216	0.0
10,091	@	Titan Machinery, Inc.	147,026	0.0
11,854	@	Trex Co., Inc.	763,398	0.1
18,373	@	Trimas Corp.	431,766	0.1
16,572	@	TriNet Group, Inc.	424,575	0.1
15,174		Triton International Ltd./Bermuda	239,749	0.0
19,270		Triumph Group, Inc.	510,655	0.1
18,173	@	TrueBlue, Inc.	447,964	0.1
16,140	@	Tutor Perini Corp.	451,920	0.1
5,824		Unifirst Corp.	836,618	0.1
15,256	@	Univar, Inc.	432,813	0.1
7,449		Universal Forest Products, Inc.	761,139	0.1
10,356		US Ecology, Inc.	508,997	0.1
4,667	@	Vectrus, Inc.	111,308	0.0
4,212	@	Veritiv Corp.	226,395	0.0
11,268		Viad Corp.	496,919	0.1
4,850		VSE Corp.	188,374	0.0
25,791	@	Wabash National Corp.	408,014	0.1
15,532	@	WageWorks, Inc.	1,126,070	0.1
11,082		Watts Water Technologies, Inc.	722,546	0.1
16,184		Werner Enterprises, Inc.	436,159	0.1
20,633	@	Wesco Aircraft Holdings, Inc.	308,463	0.0
17,460		West Corp.	432,310	0.1
21,355		Woodward, Inc.	1,474,563	0.2
40,536	@	XPO Logistics, Inc.	1,749,534	0.2
14,568	@,L	YRC Worldwide, Inc.	193,463	0.0
			113,688,168	14.3

		Information Technology: 16.5%
15,409	@	2U, Inc.	464,581	0.1
43,464	@,L	3D Systems Corp.	577,637	0.1
39,307	@	8x8, Inc.	562,090	0.1
18,832	@	A10 Networks, Inc.	156,494	0.0
2,335	@	Acacia Communications, Inc.	144,186	0.0
46,897	@	ACI Worldwide, Inc.	851,181	0.1
22,476	@	Actua Corp.	314,664	0.0
30,857	@	Acxiom Corp.	826,968	0.1
21,676		Adtran, Inc.	484,459	0.1
16,571	@	Advanced Energy Industries, Inc.	907,262	0.1
311,448	@	Advanced Micro Devices, Inc.	3,531,820	0.4
14,337	@	Aerohive Networks, Inc.	81,721	0.0
10,559	@	Agilysys, Inc.	109,391	0.0
9,130	@	Alpha & Omega Co.	194,195	0.0
13,128	@,L	Ambarella, Inc.	710,619	0.1
20,027		American Software, Inc.	206,879	0.0
34,656	@	Amkor Technology, Inc.	365,621	0.1
19,423	@	Angie's List, Inc.	159,851	0.0
11,128	@	Anixter International, Inc.	901,924	0.1
34,286	@	Applied Micro Circuits Corp.	282,859	0.0
8,419	@,L	Applied Optoelectronics, Inc.	197,341	0.0
33,200	@	Aspen Technology, Inc.	1,815,376	0.2
16,483	@	Avid Technology, Inc.	72,525	0.0
11,000		AVX Corp.	171,930	0.0
12,847		Badger Meter, Inc.	474,697	0.1
20,692	@	Bankrate, Inc.	228,647	0.0
9,637	@	Barracuda Networks, Inc.	206,521	0.0
33,605	@	Bazaarvoice, Inc.	162,984	0.0
16,915		Belden, Inc.	1,264,735	0.2
20,596	@	Benchmark Electronics, Inc.	628,178	0.1
5,122	@,L	Benefitfocus, Inc.	152,123	0.0
7,871		Black Box Corp.	120,033	0.0
19,100		Blackbaud, Inc.	1,222,400	0.2
22,666	@	Blackhawk Network Holdings, Inc.	853,942	0.1
19,329	@	Blucora, Inc.	285,103	0.0
16,938	@	Bottomline Technologies de, Inc.	423,789	0.1
17,669	@	Box, Inc.	244,892	0.0
18,467	@	Brightcove, Inc.	148,659	0.0
12,815	@	BroadSoft, Inc.	528,619	0.1
29,869		Brooks Automation, Inc.	509,864	0.1
10,646		Cabot Microelectronics Corp.	672,508	0.1
9,694	@	CACI International, Inc.	1,204,964	0.2
17,355	@	CalAmp Corp.	251,647	0.0
23,907	@	Calix, Inc.	184,084	0.0
25,602	@	Callidus Software, Inc.	430,114	0.1
18,189	@	Cardtronics plc	992,574	0.1
6,700		Cass Information Systems, Inc.	492,919	0.1
26,284	@	Cavium, Inc.	1,641,173	0.2
10,193	@	Ceva, Inc.	341,975	0.0
9,253	@	ChannelAdvisor Corp.	132,781	0.0
56,037	@	Ciena Corp.	1,367,863	0.2
10,768	@,L	Cimpress NV	986,456	0.1
25,520	@	Cirrus Logic, Inc.	1,442,901	0.2
6,028	@	Clearfield, Inc.	124,780	0.0
10,030	@	Coherent, Inc.	1,377,972	0.2
15,820		Cohu, Inc.	219,898	0.0
15,272	@	Commvault Systems, Inc.	784,981	0.1
21,245	@	comScore, Inc.	670,917	0.1
7,024		Comtech Telecommunications Corp.	83,234	0.0
37,734		Convergys Corp.	926,747	0.1
21,668	@	Cornerstone OnDemand, Inc.	916,773	0.1
17,325	@	Cray, Inc.	358,627	0.1
13,057		CSG Systems International, Inc.	631,959	0.1
16,257		CTS Corp.	364,157	0.1
18,331		Daktronics, Inc.	196,142	0.0
18,424	@	DHI Group, Inc.	115,150	0.0
24,067		Diebold Nixdorf, Inc.	605,285	0.1
13,291	@	Digi International, Inc.	182,751	0.0

See Accompanying Notes to Financial Statements

93

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

3,767	@,L	Digimarc Corp.	113,010	0.0
16,484	@	Diodes, Inc.	423,144	0.1
14,999	@	DSP Group, Inc.	195,737	0.0
51,413		EarthLink Holdings Corp.	289,969	0.0
6,074	@	Eastman Kodak Co.	94,147	0.0
10,545	L	Ebix, Inc.	601,592	0.1
19,117	@	Electronics for Imaging, Inc.	838,472	0.1
13,728	@,L	Ellie Mae, Inc.	1,148,759	0.1
25,983	@,L	Endurance International Group Holdings, Inc.	241,642	0.0
13,628	@	Enernoc, Inc.	81,768	0.0
57,668	@	Entegris, Inc.	1,032,257	0.1
16,535	@	Envestnet, Inc.	582,859	0.1
19,542	@	EPAM Systems, Inc.	1,256,746	0.2
2,939	@	ePlus, Inc.	338,573	0.0
25,351		EVERTEC, Inc.	449,980	0.1
9,443	@	Exa Corp.	145,044	0.0
19,590	@	Exar Corp.	211,180	0.0
14,432	@	ExlService Holdings, Inc.	727,950	0.1
48,110	@	Extreme Networks, Inc.	241,993	0.0
15,403	@	Fabrinet	620,741	0.1
12,610		Fair Isaac Corp.	1,503,364	0.2
7,223	@	Faro Technologies, Inc.	260,028	0.0
45,616	@	Finisar Corp.	1,380,796	0.2
14,075	@	Five9, Inc.	199,724	0.0
32,960	@	Formfactor, Inc.	369,152	0.1
6,977		Forrester Research, Inc.	299,662	0.0
13,339	@	Gigamon, Inc.	607,591	0.1
10,932	@,L	Globant SA	364,582	0.1
47,783	@,L	Glu Mobile, Inc.	92,699	0.0
25,314	@,L	Gogo, Inc.	233,395	0.0
33,455	@	GrubHub, Inc.	1,258,577	0.2
11,596	@	GTT Communications, Inc.	333,385	0.0
8,961		Hackett Group, Inc.	158,251	0.0
44,414	@	Harmonic, Inc.	222,070	0.0
17,645	@	Hortonworks, Inc.	146,630	0.0
11,546	@	HubSpot, Inc.	542,662	0.1
24,891	@	II-VI, Inc.	738,018	0.1
17,717	@,L	Immersion Corp.	188,332	0.0
12,180	@	Imperva, Inc.	467,712	0.1
1,404	@	Impinj, Inc.	49,617	0.0
57,530	@	Infinera Corp.	488,430	0.1
15,742	@	Inphi Corp.	702,408	0.1
15,698	@	Insight Enterprises, Inc.	634,827	0.1
5,482	@	Instructure, Inc.	107,173	0.0
54,932	@	Integrated Device Technology, Inc.	1,294,198	0.2
14,376		InterDigital, Inc.	1,313,248	0.2
49,915		Intersil Corp.	1,113,104	0.1
19,680	@	IntraLinks Holdings, Inc.	266,074	0.0
30,648	@,L	InvenSense, Inc.	391,988	0.1
13,620	@	Itron, Inc.	856,017	0.1
27,015	@	Ixia	434,941	0.1
10,843		IXYS Corp.	129,032	0.0
19,133		j2 Global, Inc.	1,565,079	0.2
30,833	@	Jive Software, Inc.	134,124	0.0
14,491	@	Kimball Electronics, Inc.	263,736	0.0
35,332	@,L	Knowles Corp.	590,398	0.1
34,554	@	Kopin Corp.	98,133	0.0
52,589	@	Lattice Semiconductor Corp.	387,055	0.1
37,445	@	Lionbridge Technologies, Inc.	217,181	0.0
11,166	@	Liquidity Services, Inc.	108,868	0.0
9,163		Littelfuse, Inc.	1,390,669	0.2
31,696	@	LivePerson, Inc.	239,305	0.0
10,652		LogMeIn, Inc.	1,028,451	0.1
21,706	@	Lumentum Holdings, Inc.	838,937	0.1
8,991	@	Macom Technology Solutions Holdings, Inc.	416,103	0.1
10,194		Mantech International Corp.	430,696	0.1
20,566	@	Marchex, Inc.	54,500	0.0
26,802		MAXIMUS, Inc.	1,495,284	0.2
23,038	@	MaxLinear, Inc.	502,228	0.1
19,042	@	MeetMe, Inc.	93,877	0.0
40,382		Mentor Graphics Corp.	1,489,692	0.2
1,314		Mesa Laboratories, Inc.	161,293	0.0
15,786		Methode Electronics, Inc.	652,751	0.1
45,228	@	Microsemi Corp.	2,440,955	0.3
3,594	@	MicroStrategy, Inc.	709,456	0.1
6,532	@	Mindbody, Inc.	139,132	0.0
14,545	@	Mitek Systems, Inc.	89,452	0.0
21,135		MKS Instruments, Inc.	1,255,419	0.2
26,888	@,L	MobileIron, Inc.	100,830	0.0
13,048	@	Model N, Inc.	115,475	0.0
12,316	@	MoneyGram International, Inc.	145,452	0.0
15,491		Monolithic Power Systems, Inc.	1,269,178	0.2
20,019		Monotype Imaging Holdings, Inc.	397,377	0.1
7,212		MTS Systems Corp.	408,920	0.1
8,875	@	Nanometrics, Inc.	222,407	0.0
13,720	@	NeoPhotonics Corp.	148,313	0.0
12,874	@	Netgear, Inc.	699,702	0.1
36,856	@	Netscout Systems, Inc.	1,160,964	0.2
21,000	@	NeuStar, Inc.	701,400	0.1
8,265	@	New Relic, Inc.	233,486	0.0
29,791		NIC, Inc.	712,005	0.1
26,878	@	Nimble Storage, Inc.	212,874	0.0
23,502	@	Novanta, Inc.	493,542	0.1
3,107		NVE Corp.	221,933	0.0
45,463	@	Oclaro, Inc.	406,894	0.1
7,131	@	OSI Systems, Inc.	542,812	0.1
11,510		Park Electrochemical Corp.	214,661	0.0
18,535	@	Paycom Software, Inc.	843,157	0.1
8,979	@	Paylocity Holding Corp.	269,460	0.0
14,127	@	PDF Solutions, Inc.	318,564	0.0
16,370		Pegasystems, Inc.	589,320	0.1
16,874	@	Perficient, Inc.	295,126	0.0
31,082	@	Photronics, Inc.	351,227	0.0
22,607	@	Planet Payment, Inc.	92,237	0.0
13,793		Plantronics, Inc.	755,305	0.1
14,207	@	Plexus Corp.	767,746	0.1
12,156		Power Integrations, Inc.	824,785	0.1
21,379		Progress Software Corp.	682,631	0.1
17,095	@	Proofpoint, Inc.	1,207,762	0.2
11,409	@	Pros Holdings, Inc.	245,522	0.0
26,209	@,L	Pure Storage, Inc.	296,424	0.0
10,316	@	Q2 Holdings, Inc.	297,617	0.0
10,888	@	Qualys, Inc.	344,605	0.0
24,364	@	QuinStreet, Inc.	91,609	0.0
27,696	@,L	Quotient Technology, Inc.	297,732	0.0
44,190	@	Rambus, Inc.	608,496	0.1
7,999	@	Rapid7, Inc.	97,348	0.0

See Accompanying Notes to Financial Statements

94

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

22,849	@	RealPage, Inc.	685,470	0.1
6,386		Reis, Inc.	142,088	0.0
17,192	@	RetailMeNot, Inc.	159,886	0.0
23,421	@	RingCentral, Inc.	482,473	0.1
7,159	@	Rogers Corp.	549,883	0.1
16,063	@	Rubicon Project, Inc.	119,187	0.0
17,030	@	Rudolph Technologies, Inc.	397,650	0.1
32,102	@	Sanmina Corp.	1,176,538	0.2
12,400	@	Scansource, Inc.	500,340	0.1
17,867		Science Applications International Corp.	1,515,122	0.2
27,005	@	Semtech Corp.	852,008	0.1
29,852	@	ServiceSource International, Inc.	169,559	0.0
37,798	@	ShoreTel, Inc.	270,256	0.0
8,064	@	Shutterstock, Inc.	383,201	0.1
15,638	@	Sigma Designs, Inc.	93,828	0.0
16,705	@	Silicon Laboratories, Inc.	1,085,825	0.1
17,030	@	Silver Spring Networks, Inc.	226,669	0.0
21,337	@	Sonus Networks, Inc.	134,423	0.0
7,292	@	SPS Commerce, Inc.	509,638	0.1
6,740	@,L	Stamps.com, Inc.	772,741	0.1
20,222	@	Stratasys Ltd.	334,472	0.0
16,108	@	Super Micro Computer, Inc.	451,829	0.1
17,896	@	Sykes Enterprises, Inc.	516,479	0.1
14,204	@	Synaptics, Inc.	761,050	0.1
16,382	@	Synchronoss Technologies, Inc.	627,431	0.1
11,412		SYNNEX Corp.	1,381,080	0.2
13,972		Syntel, Inc.	276,506	0.0
34,507	@	Take-Two Interactive Software, Inc.	1,700,850	0.2
21,033	@	Tangoe, Inc.	165,740	0.0
13,729	@	Tech Data Corp.	1,162,572	0.2
9,377		TeleTech Holdings, Inc.	285,998	0.0
20,523		Tessera Holding Corp.	907,117	0.1
48,740	@	TiVo Corp.	1,018,666	0.1
1,134	@,L	Trade Desk, Inc./The	31,378	0.0
44,027		Travelport Worldwide Ltd.	620,781	0.1
24,457	@,L	TrueCar, Inc.	305,712	0.0
28,434	@	TTM Technologies, Inc.	387,555	0.1
11,893	@,L	Ubiquiti Networks, Inc.	687,415	0.1
10,962	@	Ultratech, Inc.	262,869	0.0
22,868	@,L	Unisys Corp.	341,877	0.0
17,564	@	Universal Display Corp.	988,853	0.1
4,094	@	Varonis Systems, Inc.	109,719	0.0
12,950	@	VASCO Data Security International, Inc.	176,767	0.0
17,371	@	Veeco Instruments, Inc.	506,365	0.1
24,752	@	Verint Systems, Inc.	872,508	0.1
18,120	@	Viasat, Inc.	1,199,906	0.2
89,787	@	Viavi Solutions, Inc.	734,458	0.1
26,200	@,L	VirnetX Holding Corp.	57,640	0.0
12,764	@	Virtusa Corp.	320,632	0.0
45,717		Vishay Intertechnology, Inc.	740,615	0.1
7,452	@	Vishay Precision Group, Inc.	140,843	0.0
20,031	@	Web.com Group, Inc.	423,656	0.1
15,408	@,L	WebMD Health Corp.	763,775	0.1
10,216	@,L	Xactly Corp.	112,376	0.0
27,579	@	Xcerra Corp.	210,704	0.0
16,543	@	XO Group, Inc.	321,761	0.0
32,849	@	Zendesk, Inc.	696,399	0.1
39,724	@	Zix Corp.	196,237	0.0
			131,536,390	16.5

		Materials: 4.7%
13,872		A Schulman, Inc.	464,018	0.1
2,058		AEP Industries, Inc.	238,934	0.0
117,826	@	AK Steel Holding Corp.	1,203,003	0.2
43,790	L	Allegheny Technologies, Inc.	697,575	0.1
13,761		American Vanguard Corp.	263,523	0.0
13,335		Balchem Corp.	1,119,073	0.1
15,765	@	Boise Cascade Co.	354,712	0.1
22,160		Calgon Carbon Corp.	376,720	0.1
19,122		Carpenter Technology Corp.	691,643	0.1
18,984	@	Century Aluminum Co.	162,503	0.0
2,872		Chase Corp.	239,956	0.0
76,602		Chemours Co.	1,692,138	0.2
26,810	@	Chemtura Corp.	890,092	0.1
7,513	@	Clearwater Paper Corp.	492,477	0.1
91,544	@	Cliffs Natural Resources, Inc.	769,885	0.1
68,899	@	Coeur Mining, Inc.	626,292	0.1
45,557		Commercial Metals Co.	992,231	0.1
5,840		Deltic Timber Corp.	450,089	0.1
32,243	@	Ferro Corp.	462,042	0.1
28,378		Ferroglobe PLC	307,334	0.0
30,512	@	Ferroglobe Representation & Warranty Insurance Trust	–	–
23,821	@,L	Flotek Industries, Inc.	223,679	0.0
29,559	@	GCP Applied Technologies, Inc.	790,703	0.1
17,000		Gold Resource Corp.	73,950	0.0
2,867		Greif, Inc.	193,666	0.0
9,176		Greif, Inc. - Class A	470,821	0.1
6,410		Hawkins, Inc.	345,819	0.1
6,644		Haynes International, Inc.	285,626	0.0
20,318		HB Fuller Co.	981,563	0.1
30,499	@	Headwaters, Inc.	717,336	0.1
163,792		Hecla Mining Co.	858,270	0.1
17,482	@	Ingevity Corp.	959,063	0.1
9,438		Innophos Holdings, Inc.	493,230	0.1
9,913		Innospec, Inc.	679,041	0.1
7,218		Kaiser Aluminum Corp.	560,766	0.1
35,301		KapStone Paper and Packaging Corp.	778,387	0.1
5,755		KMG Chemicals, Inc.	223,812	0.0
8,786	@	Koppers Holdings, Inc.	354,076	0.1
13,242	@	Kraton Corp.	377,132	0.1
58,038	@	Louisiana-Pacific Corp.	1,098,659	0.1
8,731	@,L	LSB Industries, Inc.	73,515	0.0
8,282		Materion Corp.	327,967	0.0
14,051		Minerals Technologies, Inc.	1,085,440	0.1
12,057		Myers Industries, Inc.	172,415	0.0
6,404		Neenah Paper, Inc.	545,621	0.1
66,806		Olin Corp.	1,710,902	0.2
3,689		Olympic Steel, Inc.	89,384	0.0
24,810	@	Omnova Solutions, Inc.	248,100	0.0
18,379		PH Glatfelter Co.	439,074	0.1
33,517		PolyOne Corp.	1,073,885	0.1
5,615		Quaker Chemical Corp.	718,383	0.1

See Accompanying Notes to Financial Statements

95

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

20,779		Rayonier Advanced Materials, Inc.	321,243	0.0
13,633	@	Real Industry, Inc.	83,161	0.0
4,908	@	Ryerson Holding Corp.	65,522	0.0
12,770		Schnitzer Steel Industries, Inc.	328,189	0.0
13,344		Schweitzer-Mauduit International, Inc.	607,552	0.1
19,109		Sensient Technologies Corp.	1,501,585	0.2
7,562		Stepan Co.	616,152	0.1
53,889	@	Stillwater Mining Co	868,152	0.1
30,051	@	Summit Materials, Inc.	714,913	0.1
26,331		SunCoke Energy, Inc.	298,594	0.0
46,323	@,L	TerraVia Holdings, Inc.	53,271	0.0
17,066	@	TimkenSteel Corp.	264,182	0.0
11,971		Tredegar Corp.	287,304	0.0
11,615		Trinseo SA	688,770	0.1
27,034		Tronox Ltd. - CL A	278,721	0.0
6,635	@,L	US Concrete, Inc.	434,593	0.1
19,036		Worthington Industries, Inc.	903,068	0.1
			37,759,497	4.7

		Real Estate: 7.7%
33,446		Acadia Realty Trust	1,093,015	0.1
10,404		Agree Realty Corp.	479,104	0.1
19,239		Alexander & Baldwin, Inc.	863,254	0.1
1,106		Alexander's, Inc.	472,118	0.1
4,895	@,L	Altisource Portfolio Solutions SA	130,158	0.0
18,039		American Assets Trust, Inc.	777,120	0.1
15,071		Armada Hoffler Properties, Inc.	219,584	0.0
15,151		Ashford Hospitality Prime, Inc.	206,811	0.0
35,244		Ashford Hospitality Trust, Inc.	273,493	0.0
23,374		CareTrust REIT, Inc.	358,090	0.0
17,218		CatchMark Timber Trust, Inc.	193,875	0.0
62,117		CBL & Associates Properties, Inc.	714,345	0.1
50,290		Cedar Realty Trust, Inc.	328,394	0.0
17,341		Chatham Lodging Trust	356,358	0.0
26,104		Chesapeake Lodging Trust	675,049	0.1
12,842		City Office REIT, Inc.	169,129	0.0
25,286		Colony Starwood Homes	728,490	0.1
8,824		Community Healthcare Trust, Inc.	203,217	0.0
3,121		Consolidated-Tomoka Land Co.	166,724	0.0
5,443	L	CorEnergy Infrastructure Trust, Inc.	189,852	0.0
13,521		Coresite Realty Corp.	1,073,162	0.1
139,031		Cousins Properties, Inc.	1,183,154	0.1
78,424		DiamondRock Hospitality Co.	904,229	0.1
29,118		DuPont Fabros Technology, Inc.	1,279,154	0.2
15,581		Easterly Government Properties, Inc.	311,932	0.0
13,376		EastGroup Properties, Inc.	987,684	0.1
30,832		Education Realty Trust, Inc.	1,304,194	0.2
57,190		FelCor Lodging Trust, Inc.	458,092	0.1
44,612		First Industrial Realty Trust, Inc.	1,251,367	0.2
36,600		First Potomac Realty Trust	401,502	0.1
21,376	@	Forestar Real Estate Group, Inc.	284,301	0.0
26,781		Four Corners Property Trust, Inc.	549,546	0.1
46,564		Franklin Street Properties Corp.	603,469	0.1
17,752		Getty Realty Corp.	452,498	0.1
12,767		Gladstone Commercial Corp.	256,617	0.0
73,356	L	Global Net Lease, Inc.	574,377	0.1
22,943		Government Properties Income Trust	437,408	0.1
174,930		Gramercy Property Trust	1,605,857	0.2
46,661		Healthcare Realty Trust, Inc.	1,414,762	0.2
18,402		Hersha Hospitality Trust	395,643	0.1
16,488		HFF, Inc.	498,762	0.1
37,652		Hudson Pacific Properties, Inc.	1,309,537	0.2
23,229		Independence Realty Trust, Inc.	207,203	0.0
16,639	@	InfraREIT, Inc.	298,004	0.0
69,311		Investors Real Estate Trust	494,187	0.1
31,333	@	iStar Financial, Inc.	387,589	0.1
33,348		Kennedy-Wilson Holdings, Inc.	683,634	0.1
32,757		Kite Realty Group Trust	769,134	0.1
42,950		LaSalle Hotel Properties	1,308,686	0.2
81,443		Lexington Realty Trust	879,584	0.1
15,511		LTC Properties, Inc.	728,707	0.1
34,625		Mack-Cali Realty Corp.	1,004,818	0.1
5,563	@	Marcus & Millichap, Inc.	148,643	0.0
118,888		Medical Properties Trust, Inc.	1,462,322	0.2
27,295		Monmouth Real Estate Investment Corp.	415,976	0.1
60,779		Monogram Residential Trust, Inc.	657,629	0.1
14,864		National Health Investors, Inc.	1,102,463	0.1
9,667		National Storage Affiliates Trust	213,351	0.0
32,161		New Senior Investment Group, Inc.	314,856	0.0
68,770		New York REIT, Inc.	695,952	0.1
25,381		NorthStar Realty Europe Corp.	319,039	0.0
9,007		One Liberty Properties, Inc.	226,256	0.0
17,737	@	Parkway, Inc.	394,648	0.1
29,223		Pebblebrook Hotel Trust	869,384	0.1
30,609		Pennsylvania Real Estate Investment Trust	580,347	0.1
56,680		Physicians Realty Trust	1,074,653	0.1
16,284		Potlatch Corp.	678,229	0.1
13,529		Preferred Apartment Communities, Inc.	201,717	0.0
8,782		PS Business Parks, Inc.	1,023,279	0.1

See Accompanying Notes to Financial Statements

96

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

18,820		QTS Realty Trust, Inc.	934,413	0.1
56,111		RAIT Financial Trust	188,533	0.0
27,329		Ramco-Gershenson Properties	453,115	0.1
7,105		RE/MAX Holdings, Inc.	397,880	0.1
41,058		Retail Opportunity Investments Corp.	867,556	0.1
22,694		Rexford Industrial Realty, Inc.	526,274	0.1
50,811		RLJ Lodging Trust	1,244,361	0.2
3,757		RMR Group, Inc.	148,402	0.0
17,984		Ryman Hospitality Properties	1,133,172	0.1
26,196		Sabra Healthcare REIT, Inc.	639,706	0.1
1,959		Saul Centers, Inc.	130,489	0.0
21,362		Select Income REIT	538,322	0.1
10,042		Seritage Growth Properties	428,894	0.1
20,514		Silver Bay Realty Trust Corp.	351,610	0.0
22,559	@,L	St. Joe Co.	428,621	0.1
26,372		STAG Industrial, Inc.	629,500	0.1
1,469	@	Stratus Properties, Inc.	48,110	0.0
41,860		Summit Hotel Properties, Inc.	671,016	0.1
86,415		Sunstone Hotel Investors, Inc.	1,317,829	0.2
8,290	@,L	Tejon Ranch Co.	210,815	0.0
24,537		Terreno Realty Corp.	699,059	0.1
31,415		The Geo Group, Inc.	1,128,741	0.1
20,761		Tier REIT, Inc.	361,034	0.0
15,454	L	UMH Properties, Inc.	232,583	0.0
7,936		Universal Health Realty Income Trust	520,522	0.1
33,148		Urban Edge Properties	911,901	0.1
14,040		Urstadt Biddle Properties, Inc.	338,504	0.0
73,749		Washington Prime Group, Inc.	767,727	0.1
30,031		Washington Real Estate Investment Trust	981,713	0.1
16,101		Whitestone REIT	231,532	0.0
41,638		Xenia Hotels & Resorts, Inc.	808,610	0.1
			61,546,261	7.7

		Telecommunication Services: 0.8%
4,127		ATN International, Inc.	330,697	0.1
18,949	@	Boingo Wireless, Inc.	230,988	0.0
20,910	@	Cincinnati Bell, Inc.	467,339	0.1
17,478		Cogent Communications Holdings, Inc.	722,715	0.1
20,318		Consolidated Communications Holdings, Inc.	545,538	0.1
12,379	@	Fairpoint Communications, Inc.	231,487	0.0
12,882	@	General Communication, Inc.	250,555	0.0
176,262	@,L	Globalstar, Inc.	278,494	0.0
14,556		Inteliquent, Inc.	333,624	0.1
12,181	@,L	Intelsat SA	32,523	0.0
35,589	@,L	Iridium Communications, Inc.	341,654	0.1
11,903	@	Lumos Networks Corp.	185,925	0.0
24,035	@	NII Holdings, Inc.	51,675	0.0
23,071	@	Orbcomm, Inc.	190,797	0.0
5,646	@,L	pdvWireless, Inc.	127,317	0.0
20,309		Shenandoah Telecommunications Co.	554,436	0.1
11,020		Spok Holdings, Inc.	228,665	0.0
4,546	@,L	Straight Path Communications, Inc.	154,155	0.0
80,728	@	Vonage Holdings Corp.	552,987	0.1
39,462		Windstream Holdings, Inc.	289,257	0.0
			6,100,828	0.8

		Utilities: 3.5%
19,007		Allete, Inc.	1,220,059	0.2
15,865		American States Water Co.	722,809	0.1
65,637		Atlantic Power Corp.	164,092	0.0
24,339	L	Atlantica Yield plc	470,960	0.1
26,750		Avista Corp.	1,069,732	0.1
20,421		Black Hills Corp.	1,252,624	0.2
21,983		California Water Service Group	745,224	0.1
7,230		Chesapeake Utilities Corp.	484,048	0.1
5,241		Connecticut Water Service, Inc.	292,710	0.0
48,543	@	Dynegy, Inc.	410,674	0.1
18,350		El Paso Electric Co.	853,275	0.1
19,337	L	Empire District Electric Co.	659,198	0.1
8,507		Genie Energy Ltd.	48,915	0.0
20,051		Idacorp, Inc.	1,615,108	0.2
16,489		MGE Energy, Inc.	1,076,732	0.1
7,321		Middlesex Water Co.	314,364	0.0
36,221		New Jersey Resources Corp.	1,285,846	0.2
11,435		Northwest Natural Gas Co.	683,813	0.1
20,075		NorthWestern Corp.	1,141,665	0.1
14,280		NRG Yield, Inc. - Class A	219,341	0.0
24,367		NRG Yield, Inc. - Class C	384,999	0.0
20,540		ONE Gas, Inc.	1,313,738	0.2
14,307		Ormat Technologies, Inc.	767,141	0.1
17,798		Otter Tail Corp.	726,158	0.1
27,208		Pattern Energy Group, Inc.	516,680	0.1
31,884		PNM Resources, Inc.	1,093,621	0.1
33,667		Portland General Electric Co.	1,458,791	0.2
7,513		SJW Group	420,578	0.1
32,478		South Jersey Industries, Inc.	1,094,184	0.1
19,794		Southwest Gas Corp.	1,516,616	0.2
2,615	L	Spark Energy, Inc.	79,235	0.0
18,671		Spire, Inc.	1,205,213	0.1
42,169		TerraForm Global, Inc.	166,568	0.0
35,952		TerraForm Power, Inc.	460,545	0.1
6,811		Unitil Corp.	308,811	0.0
8,981	@,L	Vivint Solar, Inc.	22,902	0.0
20,300		WGL Holdings, Inc.	1,548,484	0.2

See Accompanying Notes to Financial Statements

97

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

7,348	York Water Co.	280,694	0.0
		28,096,147	3.5

	Total Common Stock
	(Cost $487,524,436)	775,389,467	97.3

RIGHTS: 0.0%
	Health Care: 0.0%
12,980	@ Clinical Data, Inc.	–	–
64,411	@ Dyax, Corp. - CVR	71,496	0.0
42,590	@ Trius Therapeutics, Inc. - CVR	–	–
		71,496	0.0

		Telecommunication Services: 0.0%
40,289	@ Leap Wireless International, Inc. - CVR	136,983	0.0

	Total Rights
	(Cost $107,503)	208,479	0.0

	Total Long-Term Investments
	(Cost $487,631,939)	775,597,946	97.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.9%
	Securities Lending Collateralcc: 6.1%
2,229,266	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,229,391, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,273,981, due 12/31/17-10/20/46)	2,229,266	0.3
11,516,721	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,517,352, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $11,747,055, due 01/25/17-10/20/66)	11,516,721	1.4
11,516,721	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $11,517,377, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,747,056, due 03/02/17-02/01/49)	11,516,721	1.4
11,516,721	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $11,517,352, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $11,747,056, due 01/15/17-08/20/66)	11,516,721	1.5
11,711,232	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $11,712,066, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $12,008,803, due 04/15/18-02/15/46)	11,711,232	1.5
		48,490,661	6.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.8%
22,786,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $22,786,000)	22,786,000	2.8

	Total Short-Term Investments
	(Cost $71,276,661)	71,276,661	8.9

	Total Investments in Securities (Cost $558,908,600)	$846,874,607	106.2
	Liabilities in Excess of Other Assets	(49,506,280)	(6.2)
	Net Assets	$797,368,327	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
See Accompanying Notes to Financial Statements

98

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $560,449,773.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$343,956,478
Gross Unrealized Depreciation	(57,531,644)

Net Unrealized Appreciation	$286,424,834

See Accompanying Notes to Financial Statements

99

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.7%
	Basic Materials: 1.0%
1,000,000	Agrium, Inc., 3.150%, 10/01/22	994,374	0.1
500,000	Agrium, Inc., 4.125%, 03/15/35	459,163	0.0
750,000	Air Products & Chemicals, Inc., 1.200%, 10/15/17	749,871	0.0
500,000	Airgas, Inc., 2.900%, 11/15/22	502,404	0.0
1,300,000	Barrick Australian Finance Pty Ltd., 5.950%, 10/15/39	1,377,117	0.1
3,700,000	BHP Billiton Finance USA Ltd., 3.250%, 11/21/21	3,810,937	0.1
500,000	Cabot Corp., 2.550%, 01/15/18	502,067	0.0
800,000	Cabot Corp., 3.700%, 07/15/22	812,952	0.0
500,000	Dow Chemical Co., 4.625%, 10/01/44	502,691	0.0
1,782,000	Dow Chemical Co., 8.550%, 05/15/19	2,042,635	0.1
500,000	Dow Chemical Co/The, 4.250%, 10/01/34	493,544	0.0
68,000	Eastman Chemical Co., 4.500%, 01/15/21	71,826	0.0
400,000	Eastman Chemical Co., 4.650%, 10/15/44	397,471	0.0
2,279,000	EI Du Pont de Nemours & Co., 6.000%, 07/15/18	2,421,939	0.1
250,000	Goldcorp, Inc., 3.625%, 06/09/21	254,012	0.0
400,000	International Paper Co., 3.650%, 06/15/24	404,630	0.0
750,000	International Paper Co., 3.800%, 01/15/26	759,943	0.0
500,000	International Paper Co., 5.150%, 05/15/46	522,436	0.0
750,000	International Paper Co., 5.000%, 09/15/35	793,633	0.0
500,000	LYB International Finance BV, 4.000%, 07/15/23	521,084	0.0
250,000	Monsanto Co., 2.125%, 07/15/19	249,646	0.0
1,000,000	Monsanto Co., 2.200%, 07/15/22	949,391	0.0
400,000	Monsanto Co., 2.750%, 07/15/21	399,977	0.0
1,000,000	Monsanto Co., 3.600%, 07/15/42	840,913	0.0
500,000	Monsanto Co., 3.950%, 04/15/45	439,610	0.0
250,000	Monsanto Co., 4.200%, 07/15/34	240,684	0.0
250,000	Mosaic Co/The, 5.450%, 11/15/33	248,293	0.0
500,000	Newmont Mining Corp., 5.875%, 04/01/35	535,750	0.0
1,000,000	Potash Corp. of Saskatchewan, Inc., 5.625%, 12/01/40	1,081,431	0.1
1,000,000	Praxair, Inc., 2.200%, 08/15/22	976,663	0.0
500,000	Rio Tinto Finance USA Ltd., 3.750%, 06/15/25	515,148	0.0
1,039,000	RPM International, Inc., 3.450%, 11/15/22	1,030,457	0.1
600,000	Sherwin-Williams Co., 1.350%, 12/15/17	599,004	0.0
2,000,000	Southern Copper Corp., 5.375%, 04/16/20	2,175,698	0.1
250,000	Southern Copper Corp., 5.875%, 04/23/45	246,187	0.0
350,000	Southern Copper Corp., 6.750%, 04/16/40	378,880	0.0
1,220,000	Vale Overseas Ltd., 4.625%, 09/15/20	1,251,720	0.1
1,955,000	Vale Overseas Ltd., 6.875%, 11/21/36	1,935,450	0.1
		32,489,631	1.0

	Communications: 2.7%
250,000	21st Century Fox America, Inc., 4.750%, 09/15/44	250,376	0.0
3,550,000	21st Century Fox America, Inc., 6.150%, 03/01/37	4,160,817	0.1
300,000	Amazon.com, Inc., 1.200%, 11/29/17	300,163	0.0
300,000	Amazon.com, Inc., 2.500%, 11/29/22	296,934	0.0
4,000,000	America Movil SAB de CV, 5.000%, 03/30/20	4,281,092	0.1
500,000	AT&T, Inc., 1.750%, 01/15/18	500,396	0.0
1,000,000	AT&T, Inc., 2.450%, 06/30/20	993,151	0.0
6,760,000	AT&T, Inc., 4.500%, 03/09/48	6,118,767	0.2
2,000,000	AT&T, Inc., 4.500%, 05/15/35	1,935,324	0.1
2,250,000	AT&T, Inc., 4.750%, 05/15/46	2,135,821	0.1
250,000	AT&T, Inc., 5.650%, 02/15/47	268,624	0.0
1,620,000	AT&T, Inc., 6.000%, 08/15/40	1,783,473	0.1
500,000	British Telecommunications PLC, 2.350%, 02/14/19	502,990	0.0
300,000	CBS Corp., 2.300%, 08/15/19	301,050	0.0
300,000	CBS Corp., 3.700%, 08/15/24	302,324	0.0
250,000	CBS Corp., 4.000%, 01/15/26	254,387	0.0
2,000,000	CBS Corp., 4.300%, 02/15/21	2,120,694	0.1
250,000	CBS Corp., 4.600%, 01/15/45	241,079	0.0
300,000	CBS Corp., 4.900%, 08/15/44	300,870	0.0

See Accompanying Notes to Financial Statements

100

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	522,605	0.0
500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	527,207	0.0
1,000,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	1,158,107	0.1
1,000,000		Cisco Systems, Inc., 2.125%, 03/01/19	1,013,263	0.0
1,000,000		Cisco Systems, Inc., 2.200%, 02/28/21	997,371	0.0
1,000,000		Cisco Systems, Inc., 2.900%, 03/04/21	1,023,024	0.0
1,000,000		Cisco Systems, Inc., 3.625%, 03/04/24	1,043,601	0.0
1,500,000		Cisco Systems, Inc., 5.500%, 01/15/40	1,827,955	0.1
500,000		Comcast Corp., 3.375%, 02/15/25	505,160	0.0
1,250,000		Comcast Corp., 3.600%, 03/01/24	1,289,997	0.1
750,000		Comcast Corp., 4.250%, 01/15/33	780,734	0.0
750,000		Comcast Corp., 4.200%, 08/15/34	766,347	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/43	1,031,430	0.0
1,000,000		Comcast Corp., 4.600%, 08/15/45	1,048,701	0.1
335,000		Comcast Corp., 6.500%, 11/15/35	429,125	0.0
750,000		Discovery Communications LLC, 3.250%, 04/01/23	731,443	0.0
1,800,000		Discovery Communications LLC, 4.375%, 06/15/21	1,898,208	0.1
300,000		eBay, Inc., 2.875%, 08/01/21	300,621	0.0
300,000		eBay, Inc., 3.450%, 08/01/24	295,453	0.0
250,000		eBay, Inc., 4.000%, 07/15/42	209,064	0.0
1,500,000		Expedia, Inc., 5.950%, 08/15/20	1,639,800	0.1
1,000,000		Expedia, Inc., 7.456%, 08/15/18	1,081,781	0.1
300,000		Juniper Networks, Inc., 3.125%, 02/26/19	304,878	0.0
500,000		Juniper Networks, Inc., 4.500%, 03/15/24	511,503	0.0
300,000		Motorola Solutions, Inc., 3.500%, 09/01/21	302,480	0.0
100,000		Motorola Solutions, Inc., 4.000%, 09/01/24	100,161	0.0
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,505,323	0.1
500,000		NBCUniversal Media LLC, 2.875%, 01/15/23	498,711	0.0
500,000	NBCUniversal Media, LLC, 4.450%, 01/15/43	511,138	0.0
1,500,000	Omnicom Group, Inc., 3.625%, 05/01/22	1,540,783	0.1
250,000	Orange SA, 2.750%, 02/06/19	253,437	0.0
500,000	Orange SA, 5.500%, 02/06/44	575,371	0.0
1,500,000	Qwest Corp., 6.750%, 12/01/21	1,631,250	0.1
250,000	Rogers Communications, Inc., 5.000%, 03/15/44	267,933	0.0
500,000	Scripps Networks Interactive, Inc., 3.500%, 06/15/22	505,370	0.0
250,000	Scripps Networks Interactive, Inc., 3.900%, 11/15/24	254,171	0.0
1,000,000	Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	1,006,118	0.0
750,000	Telefonica Emisiones SAU, 3.192%, 04/27/18	760,922	0.0
700,000	Telefonica Emisiones SAU, 5.134%, 04/27/20	750,104	0.0
2,000,000	Telefonica Emisiones SAU, 5.462%, 02/16/21	2,180,434	0.1
750,000	Time Warner Cable LLC, 4.125%, 02/15/21	775,481	0.0
1,000,000	Time Warner Cable LLC, 4.500%, 09/15/42	907,317	0.0
400,000	Time Warner Cable, Inc., 5.350%, 12/15/43	423,822	0.0
500,000	Time Warner, Inc., 2.100%, 06/01/19	500,407	0.0
500,000	Time Warner, Inc., 3.550%, 06/01/24	496,150	0.0
500,000	Time Warner, Inc., 4.650%, 06/01/44	482,929	0.0
1,500,000	Time Warner, Inc., 4.875%, 03/15/20	1,601,372	0.1
1,925,000	Time Warner, Inc., 6.500%, 11/15/36	2,331,751	0.1
500,000	Verizon Communications, Inc., 1.100%, 11/01/17	498,894	0.0
500,000	Verizon Communications, Inc., 2.550%, 06/17/19	507,133	0.0
776,000	Verizon Communications, Inc., 2.625%, 02/21/20	783,529	0.0
500,000	Verizon Communications, Inc., 3.450%, 03/15/21	516,274	0.0
1,650,000	Verizon Communications, Inc., 4.400%, 11/01/34	1,631,035	0.1
655,000	Verizon Communications, Inc., 4.522%, 09/15/48	629,388	0.0
3,000,000	Verizon Communications, Inc., 4.750%, 11/01/41	2,967,717	0.1
3,136,000	Verizon Communications, Inc., 4.862%, 08/21/46	3,183,984	0.1

See Accompanying Notes to Financial Statements

101

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

133,000	Verizon Communications, Inc., 5.012%, 08/21/54	133,031	0.0
1,250,000	Verizon Communications, Inc., 5.050%, 03/15/34	1,318,198	0.1
400,000	Viacom, Inc., 2.200%, 04/01/19	396,754	0.0
1,000,000	Viacom, Inc., 2.500%, 09/01/18	1,003,225	0.0
1,000,000	Viacom, Inc., 3.250%, 03/15/23	951,350	0.0
400,000	Viacom, Inc., 3.875%, 04/01/24	388,372	0.0
200,000	Viacom, Inc., 4.850%, 12/15/34	178,552	0.0
400,000	Viacom, Inc., 5.250%, 04/01/44	364,528	0.0
500,000	Vodafone Group PLC, 1.500%, 02/19/18	498,221	0.0
500,000	Vodafone Group PLC, 2.950%, 02/19/23	484,989	0.0
1,000,000	Vodafone Group PLC, 6.150%, 02/27/37	1,123,062	0.1
300,000	Walt Disney Co/The, 1.100%, 12/01/17	299,784	0.0
300,000	Walt Disney Co/The, 2.350%, 12/01/22	295,207	0.0
400,000	Walt Disney Co/The, 3.000%, 02/13/26	397,890	0.0
300,000	Walt Disney Co/The, 4.125%, 06/01/44	310,287	0.0
1,000,000	Walt Disney Co/The, 5.500%, 03/15/19	1,080,214	0.1
1,000,000	WPP Finance 2010, 3.625%, 09/07/22	1,022,718	0.0
		89,112,981	2.7

	Consumer, Cyclical: 1.9%
250,000	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	243,125	0.0
1,000,000	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/30	947,500	0.0
500,000	American Honda Finance Corp., 2.300%, 09/09/26	466,569	0.0
500,000	AutoZone, Inc., 2.875%, 01/15/23	491,857	0.0
750,000	AutoZone, Inc., 3.125%, 07/15/23	742,900	0.0
400,000	BorgWarner, Inc., 4.375%, 03/15/45	385,242	0.0
400,000	Coach, Inc., 4.250%, 04/01/25	402,404	0.0
1,652,188	Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	1,848,385	0.1
300,000	Costco Wholesale Corp., 1.125%, 12/15/17	299,733	0.0
300,000	Costco Wholesale Corp., 1.700%, 12/15/19	299,552	0.0
250,000	CVS Health Corp., 2.250%, 12/05/18	252,254	0.0
250,000		CVS Health Corp., 2.250%, 08/12/19	251,416	0.0
750,000		CVS Health Corp., 2.750%, 12/01/22	738,988	0.0
500,000		CVS Health Corp., 2.800%, 07/20/20	507,647	0.0
250,000		CVS Health Corp., 3.375%, 08/12/24	250,881	0.0
1,000,000		CVS Health Corp., 3.500%, 07/20/22	1,027,674	0.1
443,000		CVS Health Corp., 3.875%, 07/20/25	457,216	0.0
250,000		CVS Health Corp., 4.000%, 12/05/23	263,515	0.0
1,000,000		CVS Health Corp., 5.125%, 07/20/45	1,116,626	0.1
200,000		CVS Health Corp., 5.300%, 12/05/43	227,043	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	503,794	0.0
899,220		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 02/10/24	1,035,227	0.1
300,000		Ford Motor Co., 4.750%, 01/15/43	285,344	0.0
500,000		Ford Motor Co., 7.450%, 07/16/31	627,924	0.0
500,000		Ford Motor Credit Co. LLC, 2.021%, 05/03/19	495,492	0.0
2,250,000		Ford Motor Credit Co. LLC, 2.375%, 01/16/18	2,260,368	0.1
500,000		Ford Motor Credit Co. LLC, 2.943%, 01/08/19	505,776	0.0
500,000		Ford Motor Credit Co. LLC, 3.096%, 05/04/23	483,018	0.0
500,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/21	500,797	0.0
250,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	250,822	0.0
750,000		Ford Motor Credit Co. LLC, 4.250%, 09/20/22	772,855	0.0
1,000,000		Ford Motor Credit Co. LLC, 4.375%, 08/06/23	1,032,396	0.1
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,435,888	0.1
500,000		Ford Motor Co., 4.346%, 12/08/26	505,516	0.0
750,000		General Motors Co., 6.600%, 04/01/36	858,469	0.0
750,000		General Motors Co., 6.750%, 04/01/46	881,044	0.0
1,000,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	1,010,755	0.1
1,000,000		General Motors Financial Co., Inc., 3.200%, 07/06/21	991,805	0.0
750,000		General Motors Financial Co., Inc., 3.700%, 05/09/23	738,229	0.0
1,000,000		General Motors Financial Co., Inc., 5.250%, 03/01/26	1,053,565	0.1
3,350,000		Home Depot, Inc., 5.875%, 12/16/36	4,233,653	0.1
500,000		Hyatt Hotels Corp., 3.375%, 07/15/23	493,301	0.0

See Accompanying Notes to Financial Statements

102

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000	#	Hyundai Capital America, 2.400%, 10/30/18	502,122	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,011,864	0.1
500,000	L	Kohl's Corp., 4.250%, 07/17/25	503,089	0.0
600,000		Lowe's Cos, Inc., 4.250%, 09/15/44	608,787	0.0
500,000		Macys Retail Holdings, Inc., 2.875%, 02/15/23	476,025	0.0
532,000	L	Macys Retail Holdings, Inc., 3.625%, 06/01/24	521,973	0.0
1,000,000		Macys Retail Holdings, Inc., 3.875%, 01/15/22	1,024,384	0.1
1,000,000		Marriott International, Inc./DE, 3.000%, 03/01/19	1,017,631	0.1
500,000		Marriott International, Inc./MD, 2.300%, 01/15/22	485,105	0.0
500,000		Marriott International, Inc./MD, 3.125%, 02/15/23	487,678	0.0
400,000		Marriott International, Inc./MD, 4.500%, 10/01/34	392,318	0.0
500,000		Mattel, Inc., 1.700%, 03/15/18	498,959	0.0
500,000		Mattel, Inc., 2.350%, 05/06/19	501,455	0.0
500,000		Mattel, Inc., 3.150%, 03/15/23	492,468	0.0
1,000,000		McDonald's Corp., 2.100%, 12/07/18	1,006,203	0.0
1,000,000		McDonald's Corp., 2.750%, 12/09/20	1,015,702	0.1
500,000		McDonald's Corp., 3.700%, 01/30/26	509,305	0.0
400,000		McDonald's Corp., 4.600%, 05/26/45	413,848	0.0
500,000		McDonald's Corp., 4.700%, 12/09/35	529,787	0.0
325,000		McDonalds Corp., 6.300%, 10/15/37	408,972	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/23	1,277,707	0.1
300,000		Newell Rubbermaid, Inc., 2.050%, 12/01/17	301,042	0.0
300,000		Newell Rubbermaid, Inc., 2.150%, 10/15/18	301,564	0.0
250,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	254,506	0.0
250,000		Newell Rubbermaid, Inc., 3.150%, 04/01/21	254,460	0.0
250,000		Newell Rubbermaid, Inc., 3.850%, 04/01/23	259,408	0.0
250,000		Newell Rubbermaid, Inc., 4.200%, 04/01/26	260,881	0.0
250,000		Newell Rubbermaid, Inc., 5.375%, 04/01/36	281,864	0.0
500,000		NIKE, Inc., 2.375%, 11/01/26	471,614	0.0
500,000		NIKE, Inc., 3.375%, 11/01/46	451,722	0.0
250,000	#	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	249,434	0.0
2,000,000	Nordstrom, Inc., 4.750%, 05/01/20	2,133,740	0.1
500,000	NVR, Inc., 3.950%, 09/15/22	509,664	0.0
300,000	OReilly Automotive, Inc., 3.800%, 09/01/22	310,464	0.0
250,000	Starbucks Corp., 2.000%, 12/05/18	252,516	0.0
500,000	TJX Cos, Inc., 2.500%, 05/15/23	489,674	0.0
1,070,000	Toyota Motor Credit Corp., 1.700%, 02/19/19	1,066,556	0.1
590,000	Toyota Motor Credit Corp., 2.250%, 10/18/23	568,619	0.0
487,913	United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 12/01/27	483,034	0.0
250,000	United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 01/07/30	243,438	0.0
250,000	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	241,563	0.0
250,000	Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	253,365	0.0
250,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	254,733	0.0
250,000	Walgreens Boots Alliance, Inc., 3.450%, 06/01/26	245,532	0.0
250,000	Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	254,557	0.0
250,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	251,943	0.0
250,000	Walgreens Boots Alliance, Inc., 4.650%, 06/01/46	254,202	0.0
250,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	257,449	0.0
1,000,000	Wal-Mart Stores, Inc., 3.300%, 04/22/24	1,028,039	0.1
3,130,000	Wal-Mart Stores, Inc., 5.625%, 04/01/40	3,873,378	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/25	302,839	0.0
200,000	Whirlpool Corp., 4.000%, 03/01/24	207,571	0.0
		62,431,318	1.9

	Consumer, Non-cyclical: 3.9%
500,000	Abbott Laboratories, 2.350%, 11/22/19	500,689	0.0
500,000	Abbott Laboratories, 2.900%, 11/30/21	499,379	0.0
500,000	Abbott Laboratories, 3.400%, 11/30/23	498,296	0.0
500,000	Abbott Laboratories, 3.750%, 11/30/26	497,293	0.0
500,000	Abbott Laboratories, 4.750%, 11/30/36	509,121	0.0
500,000	Abbott Laboratories, 4.900%, 11/30/46	514,181	0.0
500,000	AbbVie, Inc., 1.800%, 05/14/18	500,469	0.0

See Accompanying Notes to Financial Statements

103

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000		AbbVie, Inc., 2.300%, 05/14/21	489,965	0.0
500,000		AbbVie, Inc., 2.500%, 05/14/20	500,245	0.0
500,000		AbbVie, Inc., 2.850%, 05/14/23	485,200	0.0
250,000		AbbVie, Inc., 3.200%, 11/06/22	250,212	0.0
500,000		AbbVie, Inc., 3.200%, 05/14/26	475,969	0.0
250,000		AbbVie, Inc., 3.600%, 05/14/25	247,741	0.0
500,000		AbbVie, Inc., 4.300%, 05/14/36	477,227	0.0
500,000		AbbVie, Inc., 4.450%, 05/14/46	479,729	0.0
1,250,000		AbbVie, Inc., 4.500%, 05/14/35	1,230,069	0.1
250,000		AbbVie, Inc., 4.700%, 05/14/45	245,760	0.0
1,000,000		Actavis Funding SCS, 3.000%, 03/12/20	1,014,114	0.1
500,000		Actavis Funding SCS, 3.450%, 03/15/22	507,588	0.0
500,000		Actavis plc, 1.875%, 10/01/17	501,022	0.0
500,000		Actavis plc, 3.250%, 10/01/22	498,052	0.0
500,000		Actavis plc, 4.625%, 10/01/42	485,078	0.0
400,000		Aetna, Inc., 2.200%, 03/15/19	401,124	0.0
500,000		Aetna, Inc., 2.750%, 11/15/22	491,292	0.0
500,000		Aetna, Inc., 2.800%, 06/15/23	492,671	0.0
1,000,000		Aetna, Inc., 3.200%, 06/15/26	989,808	0.1
250,000		Aetna, Inc., 3.500%, 11/15/24	253,751	0.0
500,000		Aetna, Inc., 4.375%, 06/15/46	503,108	0.0
300,000		Aetna, Inc., 4.500%, 05/15/42	304,839	0.0
500,000		Allergan, Inc./United States, 2.800%, 03/15/23	478,947	0.0
500,000		Altria Group, Inc., 2.950%, 05/02/23	499,863	0.0
300,000		Altria Group, Inc., 4.250%, 08/09/42	295,810	0.0
500,000		AmerisourceBergen Corp., 3.400%, 05/15/24	503,251	0.0
250,000		AmerisourceBergen Corp., 4.250%, 03/01/45	239,868	0.0
500,000		Amgen, Inc., 2.250%, 08/19/23	470,515	0.0
250,000		Amgen, Inc., 3.625%, 05/22/24	254,416	0.0
4,400,000		Amgen, Inc., 3.875%, 11/15/21	4,606,694	0.2
1,500,000		Amgen, Inc., 4.400%, 05/01/45	1,442,380	0.1
842,000	#	Amgen, Inc., 4.563%, 06/15/48	816,108	0.1
750,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	751,289	0.0
1,000,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,005,534	0.1
1,500,000	Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	1,527,070	0.1
1,000,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	1,015,532	0.1
2,000,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	2,109,626	0.1
1,000,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	1,077,979	0.1
250,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	225,295	0.0
3,500,000	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	3,817,814	0.1
250,000	Anthem, Inc., 3.500%, 08/15/24	249,402	0.0
750,000	AstraZeneca PLC, 1.950%, 09/18/19	750,061	0.0
1,900,000	AstraZeneca PLC, 6.450%, 09/15/37	2,458,803	0.1
500,000	Automatic Data Processing, Inc., 3.375%, 09/15/25	512,585	0.0
4,370,000	Becton Dickinson & Co., 3.125%, 11/08/21	4,480,976	0.2
2,000,000	Biogen, Inc., 6.875%, 03/01/18	2,115,390	0.1
400,000	Boston Scientific Corp., 2.850%, 05/15/20	406,058	0.0
400,000	Boston Scientific Corp., 3.375%, 05/15/22	406,643	0.0
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/42	447,446	0.0
500,000	Campbell Soup Co., 3.800%, 08/02/42	451,549	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/23	504,681	0.0
500,000	Cardinal Health, Inc., 4.900%, 09/15/45	528,623	0.0
1,000,000	Celgene Corp., 2.300%, 08/15/18	1,006,335	0.1
250,000	Celgene Corp., 3.625%, 05/15/24	251,327	0.0
2,945,000	Celgene Corp., 3.950%, 10/15/20	3,079,198	0.1
500,000	Celgene Corp., 4.625%, 05/15/44	490,503	0.0
1,000,000	Celgene Corp., 4.000%, 08/15/23	1,043,064	0.1
500,000	Celgene Corp., 5.000%, 08/15/45	520,866	0.0
2,000,000	Cigna Corp., 4.000%, 02/15/22	2,089,780	0.1
2,500,000	Cigna Corp., 5.125%, 06/15/20	2,708,822	0.1
750,000	Clorox Co/The, 3.050%, 09/15/22	760,624	0.0
3,000,000	Coca-Cola Co., 3.150%, 11/15/20	3,115,833	0.1
1,000,000	Colgate-Palmolive Co., 0.900%, 05/01/18	994,906	0.1

See Accompanying Notes to Financial Statements

104

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

426,000		Conagra Brands, Inc., 3.200%, 01/25/23	425,257	0.0
500,000		Coventry Health Care, Inc., 5.450%, 06/15/21	555,334	0.0
500,000		Covidien International Finance SA, 3.200%, 06/15/22	511,816	0.0
750,000		Diageo Capital PLC, 1.125%, 04/29/18	745,330	0.0
750,000		Diageo Capital PLC, 2.625%, 04/29/23	741,313	0.0
500,000		Diageo Investment Corp., 2.875%, 05/11/22	502,839	0.0
750,000		Dr Pepper Snapple Group, Inc., 2.000%, 01/15/20	744,841	0.0
250,000		Dr Pepper Snapple Group, Inc., 3.400%, 11/15/25	249,669	0.0
350,000		Dr Pepper Snapple Group, Inc., 4.500%, 11/15/45	355,810	0.0
250,000		Dr Pepper Snapple Group, Inc., 4.420%, 12/15/46	254,796	0.0
725,000		Ecolab, Inc., 4.350%, 12/08/21	783,602	0.1
500,000		Eli Lilly & Co., 3.700%, 03/01/45	474,520	0.0
500,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	499,652	0.0
500,000	#	ERAC USA Finance LLC, 3.850%, 11/15/24	508,354	0.0
300,000		Estee Lauder Cos, Inc./The, 3.700%, 08/15/42	276,604	0.0
400,000		Express Scripts Holding Co., 2.250%, 06/15/19	400,087	0.0
500,000		Express Scripts Holding Co., 3.400%, 03/01/27	468,721	0.0
250,000		Express Scripts Holding Co., 3.500%, 06/15/24	247,160	0.0
500,000		Express Scripts Holding Co., 3.000%, 07/15/23	484,170	0.0
500,000		Express Scripts Holding Co., 4.800%, 07/15/46	479,641	0.0
350,000		Flowers Foods, Inc., 4.375%, 04/01/22	367,869	0.0
750,000		General Mills, Inc., 4.150%, 02/15/43	724,453	0.0
500,000		Gilead Sciences, Inc., 1.950%, 03/01/22	483,621	0.0
350,000		Gilead Sciences, Inc., 2.050%, 04/01/19	351,096	0.0
500,000		Gilead Sciences, Inc., 2.500%, 09/01/23	482,037	0.0
500,000		Gilead Sciences, Inc., 2.950%, 03/01/27	478,394	0.0
500,000		Gilead Sciences, Inc., 3.250%, 09/01/22	510,200	0.0
260,000		Gilead Sciences, Inc., 3.650%, 03/01/26	263,559	0.0
250,000		Gilead Sciences, Inc., 4.150%, 03/01/47	237,553	0.0
200,000		Gilead Sciences, Inc., 4.500%, 02/01/45	199,914	0.0
250,000		Gilead Sciences, Inc., 4.750%, 03/01/46	258,773	0.0
350,000	Gilead Sciences, Inc., 4.800%, 04/01/44	363,571	0.0
500,000	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	501,126	0.0
2,050,000	Humana, Inc., 3.150%, 12/01/22	2,048,842	0.1
1,070,000	Humana, Inc., 6.300%, 08/01/18	1,145,904	0.1
500,000	Kellogg Co., 3.250%, 04/01/26	488,346	0.0
551,000	Kellogg Co., 4.000%, 12/15/20	580,303	0.0
250,000	Kraft Heinz Foods Co., 4.375%, 06/01/46	235,720	0.0
500,000	Kraft Heinz Foods Co., 5.200%, 07/15/45	524,395	0.0
500,000	Kraft Heinz Foods Co., 5.000%, 07/15/35	525,340	0.0
3,266,000	Kraft Heinz Foods Co., 6.125%, 08/23/18	3,482,245	0.1
400,000	Kroger Co., 2.300%, 01/15/19	402,537	0.0
1,379,000	Kroger Co., 7.500%, 04/01/31	1,858,040	0.1
400,000	Kroger Co/The, 3.300%, 01/15/21	411,066	0.0
1,000,000	Kroger Co/The, 3.850%, 08/01/23	1,038,779	0.1
250,000	Laboratory Corp. of America Holdings, 2.625%, 02/01/20	249,807	0.0
250,000	Laboratory Corp. of America Holdings, 3.200%, 02/01/22	252,119	0.0
250,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/45	247,416	0.0
500,000	McKesson Corp., 1.400%, 03/15/18	498,045	0.0
500,000	McKesson Corp., 2.284%, 03/15/19	502,023	0.0
500,000	McKesson Corp., 2.850%, 03/15/23	489,352	0.0
400,000	McKesson Corp., 3.796%, 03/15/24	412,438	0.0
300,000	McKesson Corp., 4.883%, 03/15/44	305,753	0.0
350,000	Mead Johnson Nutrition Co., 3.000%, 11/15/20	354,431	0.0
250,000	Mead Johnson Nutrition Co., 4.600%, 06/01/44	242,051	0.0
250,000	Medtronic, Inc., 4.625%, 03/15/44	268,649	0.0
250,000	Merck & Co., Inc., 1.850%, 02/10/20	250,135	0.0
250,000	Merck & Co., Inc., 3.700%, 02/10/45	238,491	0.0
1,000,000	Merck & Co., Inc., 4.150%, 05/18/43	1,027,604	0.1
500,000	Molson Coors Brewing Co., 5.000%, 05/01/42	523,634	0.0
250,000	Mylan, Inc., 2.550%, 03/28/19	249,502	0.0
500,000	Novartis Capital Corp., 3.400%, 05/06/24	515,142	0.0
250,000	PepsiCo, Inc., 4.250%, 10/22/44	258,292	0.0
2,405,000	PepsiCo, Inc., 4.875%, 11/01/40	2,665,264	0.1

See Accompanying Notes to Financial Statements

105

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

750,000	Pfizer, Inc., 3.400%, 05/15/24	775,059	0.0
1,000,000	Pfizer, Inc., 4.300%, 06/15/43	1,035,608	0.1
500,000	Pfizer, Inc., 4.000%, 12/15/36	512,457	0.0
500,000	Pfizer, Inc., 4.125%, 12/15/46	508,858	0.0
500,000	Philip Morris International, Inc., 1.875%, 02/25/21	489,221	0.0
500,000	Philip Morris International, Inc., 2.125%, 05/10/23	476,626	0.0
500,000	Philip Morris International, Inc., 2.750%, 02/25/26	480,523	0.0
250,000	Philip Morris International, Inc., 3.250%, 11/10/24	251,639	0.0
500,000	Philip Morris International, Inc., 4.250%, 11/10/44	493,912	0.0
500,000	Philip Morris International, Inc., 6.375%, 05/16/38	641,334	0.0
500,000	Reynolds American, Inc., 5.700%, 08/15/35	575,003	0.0
250,000	Reynolds American, Inc., 6.150%, 09/15/43	302,198	0.0
3,000,000	Reynolds American, Inc., 8.125%, 06/23/19	3,423,066	0.1
3,330,000	Sanofi-Aventis SA, 4.000%, 03/29/21	3,544,365	0.1
500,000	St Jude Medical, Inc., 3.250%, 04/15/23	497,077	0.0
500,000	St Jude Medical, Inc., 4.750%, 04/15/43	490,313	0.0
1,000,000	Stryker Corp., 1.300%, 04/01/18	995,973	0.1
500,000	Stryker Corp., 3.500%, 03/15/26	504,980	0.0
500,000	Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	491,351	0.0
615,000	Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 07/21/21	588,454	0.0
500,000	Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	500,787	0.0
250,000	Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	251,937	0.0
400,000	Thermo Fisher Scientific, Inc., 3.300%, 02/15/22	406,458	0.0
250,000	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	260,437	0.0
500,000	Thermo Fisher Scientific, Inc., 3.000%, 04/15/23	491,595	0.0
150,000	Tyson Foods, Inc., 2.650%, 08/15/19	151,456	0.0
750,000	UnitedHealth Group, Inc., 1.625%, 03/15/19	747,075	0.0
300,000	UnitedHealth Group, Inc., 2.300%, 12/15/19	302,227	0.0
500,000	UnitedHealth Group, Inc., 2.750%, 02/15/23	497,102	0.0
300,000	UnitedHealth Group, Inc., 2.875%, 12/15/21	304,005	0.0
500,000	UnitedHealth Group, Inc., 2.875%, 03/15/23	501,624	0.0
500,000	UnitedHealth Group, Inc., 3.100%, 03/15/26	493,023	0.0
2,000,000	UnitedHealth Group, Inc., 3.375%, 11/15/21	2,074,886	0.1
250,000	UnitedHealth Group, Inc., 4.625%, 07/15/35	272,599	0.0
250,000	UnitedHealth Group, Inc., 4.750%, 07/15/45	275,520	0.0
1,000,000	UnitedHealth Group, Inc., 6.000%, 02/15/18	1,048,556	0.1
400,000	Verisk Analytics, Inc., 5.500%, 06/15/45	426,160	0.0
250,000	Anthem, Inc., 1.875%, 01/15/18	250,156	0.0
250,000	Anthem, Inc., 2.250%, 08/15/19	249,540	0.0
1,000,000	Anthem, Inc., 2.300%, 07/15/18	1,006,748	0.1
250,000	Anthem, Inc., 4.650%, 08/15/44	253,567	0.0
500,000	Zoetis, Inc., 3.450%, 11/13/20	513,246	0.0
500,000	Zoetis, Inc., 4.500%, 11/13/25	530,329	0.0
		131,465,855	3.9

	Energy: 2.7%
500,000	Anadarko Petroleum Corp., 3.450%, 07/15/24	491,039	0.0
1,000,000	Anadarko Petroleum Corp., 4.500%, 07/15/44	941,362	0.1
625,000	Anadarko Petroleum Corp., 8.700%, 03/15/19	710,395	0.0
543,000	Apache Corp., 3.250%, 04/15/22	551,622	0.0
500,000	Apache Corp., 4.250%, 01/15/44	493,899	0.0
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/24	256,802	0.0
500,000	Boardwalk Pipelines L.P., 5.950%, 06/01/26	543,378	0.0
1,000,000	BP Capital Markets PLC, 1.375%, 11/06/17	999,499	0.1
500,000	BP Capital Markets PLC, 2.112%, 09/16/21	490,436	0.0
1,000,000	BP Capital Markets PLC, 2.750%, 05/10/23	981,563	0.1
500,000	BP Capital Markets PLC, 3.017%, 01/16/27	482,883	0.0
500,000	BP Capital Markets PLC, 3.062%, 03/17/22	505,596	0.0
250,000	BP Capital Markets PLC, 3.119%, 05/04/26	244,103	0.0
500,000	BP Capital Markets PLC, 3.216%, 11/28/23	504,866	0.0
250,000	BP Capital Markets PLC, 3.535%, 11/04/24	253,681	0.0
500,000	BP Capital Markets PLC, 3.814%, 02/10/24	519,326	0.0
250,000	Canadian Natural Resources Ltd., 3.800%, 04/15/24	249,248	0.0
300,000	Chevron Corp., 1.104%, 12/05/17	299,344	0.0
500,000	Chevron Corp., 1.561%, 05/16/19	498,213	0.0

See Accompanying Notes to Financial Statements

106

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000		Chevron Corp., 2.100%, 05/16/21	495,581	0.0
300,000		Chevron Corp., 2.355%, 12/05/22	294,304	0.0
500,000		Chevron Corp., 2.566%, 05/16/23	492,822	0.0
500,000		Chevron Corp., 2.954%, 05/16/26	491,706	0.0
500,000		Chevron Corp., 3.326%, 11/17/25	509,456	0.0
500,000		CNOOC Finance 2013 Ltd., 1.750%, 05/09/18	497,700	0.0
500,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	483,290	0.0
750,000		CNOOC Finance 2015 USA LLC, 3.500%, 05/05/25	730,270	0.0
750,000		CNOOC Nexen Finance 2014 ULC, 4.250%, 04/30/24	768,598	0.0
250,000		CNOOC Nexen Finance 2014 ULC, 4.875%, 04/30/44	263,663	0.0
500,000	L	ConocoPhillips Co., 3.350%, 05/15/25	493,623	0.0
500,000		ConocoPhillips Co., 4.150%, 11/15/34	489,487	0.0
500,000		ConocoPhillips Co., 4.200%, 03/15/21	531,183	0.0
500,000		ConocoPhillips Co., 4.300%, 11/15/44	498,364	0.0
500,000		ConocoPhillips Co., 4.950%, 03/15/26	552,272	0.0
2,000,000		ConocoPhillips, 6.500%, 02/01/39	2,535,928	0.1
400,000		Devon Energy Corp., 3.250%, 05/15/22	397,532	0.0
1,750,000		Devon Energy Corp., 4.000%, 07/15/21	1,808,697	0.1
1,000,000		Devon Energy Corp., 5.000%, 06/15/45	984,188	0.1
500,000		Ecopetrol SA, 4.125%, 01/16/25	469,500	0.0
250,000		Enbridge, Inc., 3.500%, 06/10/24	243,585	0.0
250,000		Enbridge, Inc., 4.500%, 06/10/44	232,862	0.0
500,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	491,932	0.0
500,000		Energy Transfer Partners L.P., 4.150%, 10/01/20	517,832	0.0
800,000		Energy Transfer Partners L.P., 6.125%, 12/15/45	852,635	0.1
1,809,000		Energy Transfer Partners L.P., 6.500%, 02/01/42	1,957,504	0.1
400,000		EnLink Midstream Partners L.P., 5.050%, 04/01/45	363,274	0.0
500,000		Enterprise Products Operating LLC, 2.850%, 04/15/21	503,874	0.0
500,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	502,066	0.0
100,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	101,653	0.0
500,000	L	Enterprise Products Operating LLC, 3.950%, 02/15/27	512,477	0.0
300,000		Enterprise Products Operating LLC, 4.450%, 02/15/43	284,884	0.0
100,000		Enterprise Products Operating LLC, 4.850%, 03/15/44	101,150	0.0
1,750,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	1,799,896	0.1
400,000		EOG Resources, Inc., 2.450%, 04/01/20	400,646	0.0
1,950,000		EOG Resources, Inc., 2.625%, 03/15/23	1,891,079	0.1
500,000		EOG Resources, Inc., 3.900%, 04/01/35	474,278	0.0
250,000		EOG Resources, Inc., 4.150%, 01/15/26	261,753	0.0
500,000		Exxon Mobil Corp., 2.726%, 03/01/23	501,611	0.0
500,000		Exxon Mobil Corp., 3.043%, 03/01/26	499,193	0.0
500,000		Exxon Mobil Corp., 4.114%, 03/01/46	512,361	0.0
500,000		Halliburton Co., 2.000%, 08/01/18	501,484	0.0
500,000		Halliburton Co., 3.500%, 08/01/23	507,899	0.0
500,000		Halliburton Co., 3.800%, 11/15/25	508,199	0.0
500,000		Halliburton Co., 4.750%, 08/01/43	514,421	0.0
500,000		Halliburton Co., 4.850%, 11/15/35	528,129	0.0
1,000,000		Hess Corp., 5.600%, 02/15/41	1,019,345	0.1
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 03/01/21	507,688	0.0
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	494,071	0.0
667,000		Kinder Morgan Energy Partners L.P., 3.950%, 09/01/22	684,932	0.0
400,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/24	409,448	0.0
400,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	399,413	0.0
2,825,000		Kinder Morgan Energy Partners L.P., 6.950%, 01/15/38	3,281,749	0.1
300,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	304,366	0.0
500,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	515,021	0.0
500,000		Kinder Morgan, Inc./DE, 5.050%, 02/15/46	495,894	0.0
500,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/45	526,845	0.0
1,500,000		Magellan Midstream Partners L.P., 4.200%, 12/01/42	1,365,294	0.1

See Accompanying Notes to Financial Statements

107

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

600,000		Magellan Midstream Partners L.P., 6.550%, 07/15/19	664,113	0.0
500,000		Marathon Oil Corp., 2.800%, 11/01/22	478,222	0.0
250,000	L	Marathon Oil Corp., 3.850%, 06/01/25	242,549	0.0
1,000,000		Marathon Oil Corp., 5.200%, 06/01/45	944,256	0.1
400,000		Marathon Petroleum Corp., 4.750%, 09/15/44	355,252	0.0
300,000		Noble Energy, Inc., 3.900%, 11/15/24	302,419	0.0
700,000		Noble Energy, Inc., 5.050%, 11/15/44	703,370	0.0
250,000		Occidental Petroleum Corp., 4.625%, 06/15/45	260,233	0.0
500,000		Occidental Petroleum Corp., 4.100%, 02/15/47	487,235	0.0
1,500,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,504,320	0.1
1,000,000		ONEOK Partners L.P., 6.200%, 09/15/43	1,113,754	0.1
2,000,000		Petroleos Mexicanos, 6.625%, 06/15/38	1,945,000	0.1
125,000		Petroleos Mexicanos, 4.250%, 01/15/25	115,238	0.0
1,000,000		Petroleos Mexicanos, 4.500%, 01/23/26	913,500	0.1
500,000		Petroleos Mexicanos, 4.875%, 01/18/24	486,055	0.0
500,000		Petroleos Mexicanos, 5.500%, 06/27/44	418,600	0.0
3,680,000		Petroleos Mexicanos, 6.000%, 03/05/20	3,890,680	0.1
250,000		Phillips 66, 4.650%, 11/15/34	260,622	0.0
500,000		Pioneer Natural Resources Co., 3.950%, 07/15/22	518,854	0.0
300,000		Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/23	283,707	0.0
275,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	276,564	0.0
750,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/25	775,217	0.0
250,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/44	223,167	0.0
500,000		Shell International Finance BV, 1.750%, 09/12/21	485,748	0.0
500,000		Shell International Finance BV, 2.250%, 11/10/20	499,187	0.0
1,040,000		Shell International Finance BV, 2.875%, 05/10/26	1,005,197	0.1
500,000		Shell International Finance BV, 3.750%, 09/12/46	460,278	0.0
1,500,000	Shell International Finance BV, 4.125%, 05/11/35	1,532,100	0.1
250,000	Shell International Finance BV, 4.375%, 05/11/45	253,351	0.0
600,000	Spectra Energy Partners L.P., 4.500%, 03/15/45	571,629	0.0
250,000	Statoil ASA, 2.250%, 11/08/19	252,056	0.0
250,000	Statoil ASA, 2.750%, 11/10/21	252,419	0.0
500,000	Statoil ASA, 3.950%, 05/15/43	477,115	0.0
2,950,000	Suncor Energy, Inc., 6.500%, 06/15/38	3,775,366	0.1
500,000	Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	488,615	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.400%, 04/01/21	526,622	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/43	458,313	0.0
2,000,000	TC Pipelines L.P., 4.650%, 06/15/21	2,094,118	0.1
500,000	Total Capital Canada Ltd., 2.750%, 07/15/23	494,690	0.0
500,000	Total Capital International SA, 2.750%, 06/19/21	505,769	0.0
500,000	Total Capital SA, 2.125%, 08/10/18	503,861	0.0
3,500,000	Total Capital SA, 4.450%, 06/24/20	3,765,209	0.1
250,000	TransCanada PipeLines Ltd., 1.875%, 01/12/18	250,403	0.0
2,000,000	TransCanada PipeLines Ltd., 4.625%, 03/01/34	2,109,628	0.1
1,000,000	TransCanada Pipelines Ltd., 7.625%, 01/15/39	1,432,112	0.1
1,000,000	Valero Energy Corp., 6.625%, 06/15/37	1,172,114	0.1
400,000	Williams Partners L.P., 3.600%, 03/15/22	402,183	0.0
500,000	Williams Partners L.P., 4.300%, 03/04/24	505,108	0.0
400,000	Williams Partners L.P., 4.000%, 09/15/25	395,705	0.0
500,000	Williams Partners L.P., 5.100%, 09/15/45	476,101	0.0
500,000	Williams Partners L.P., 5.400%, 03/04/44	485,423	0.0
		92,169,509	2.7

	Financial: 8.4%
750,000	Chubb INA Holdings, Inc., 2.700%, 03/13/23	741,991	0.0
1,000,000	Chubb INA Holdings, Inc., 5.800%, 03/15/18	1,050,311	0.1
1,000,000	Aflac, Inc., 3.625%, 06/15/23	1,034,929	0.1
500,000	American International Group, Inc., 2.300%, 07/16/19	502,445	0.0
500,000	American International Group, Inc., 3.300%, 03/01/21	512,211	0.0

See Accompanying Notes to Financial Statements

108

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

900,000	American International Group, Inc., 4.500%, 07/16/44	889,213	0.0
250,000	American International Group, Inc., 4.700%, 07/10/35	259,503	0.0
1,500,000	American International Group, Inc., 4.875%, 06/01/22	1,639,444	0.1
500,000	Air Lease Corp., 3.000%, 09/15/23	477,858	0.0
400,000	Alexandria Real Estate Equities, Inc., 2.750%, 01/15/20	399,118	0.0
1,500,000	Allstate Corp./The, 3.150%, 06/15/23	1,519,494	0.1
1,000,000	Allstate Corp./The, 3.280%, 12/15/26	1,003,877	0.0
6,325,000	American Express Co., 7.000%, 03/19/18	6,722,627	0.2
500,000	American Express Credit Corp., 2.125%, 07/27/18	503,253	0.0
500,000	American Tower Corp., 3.375%, 10/15/26	473,607	0.0
500,000	American Tower Corp., 3.400%, 02/15/19	511,049	0.0
1,000,000	American Tower Corp., 3.500%, 01/31/23	1,003,340	0.0
1,250,000	American Tower Corp., 4.500%, 01/15/18	1,283,172	0.1
667,000	American Tower Corp., 4.700%, 03/15/22	712,386	0.0
1,000,000	Aon PLC, 4.450%, 05/24/43	966,030	0.0
500,000	Aon PLC, 4.600%, 06/14/44	494,923	0.0
500,000	Aon PLC, 4.750%, 05/15/45	506,374	0.0
400,000	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	422,625	0.0
500,000	AvalonBay Communities, Inc., 2.850%, 03/15/23	491,409	0.0
500,000	AvalonBay Communities, Inc., 2.950%, 09/15/22	498,264	0.0
1,000,000	Bank of America Corp., 2.000%, 01/11/18	1,002,481	0.0
1,000,000	Bank of America Corp., 2.625%, 04/19/21	993,281	0.0
500,000	Bank of America Corp., 2.650%, 04/01/19	505,360	0.0
4,000,000	Bank of America Corp., 3.300%, 01/11/23	4,014,824	0.1
1,000,000	Bank of America Corp., 3.500%, 04/19/26	987,195	0.0
1,500,000	Bank of America Corp., 3.950%, 04/21/25	1,493,940	0.1
1,000,000	Bank of America Corp., 4.100%, 07/24/23	1,045,004	0.1
1,000,000	Bank of America Corp., 4.250%, 10/22/26	1,012,649	0.1
500,000	Bank of America Corp., 4.000%, 04/01/24	515,887	0.0
2,000,000	Bank of America Corp., 4.450%, 03/03/26	2,062,116	0.1
1,610,000	Bank of America Corp., 5.650%, 05/01/18	1,687,201	0.1
1,900,000		Bank of America Corp., 5.700%, 01/24/22	2,134,494	0.1
780,000		Bank of America Corp., 4.183%, 11/25/27	780,997	0.0
700,000		Bank of New York Mellon Corp., 3.000%, 10/30/28	665,370	0.0
1,000,000		Bank of New York Mellon Corp., 1.300%, 01/25/18	999,184	0.0
1,000,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	997,635	0.0
1,000,000		Bank of New York Mellon Corp., 2.100%, 08/01/18	1,008,028	0.1
500,000		Bank of New York Mellon Corp., 2.200%, 08/16/23	477,479	0.0
500,000		Bank of New York Mellon Corp., 2.500%, 04/15/21	500,432	0.0
500,000	L	Bank of Nova Scotia, 1.375%, 12/18/17	499,818	0.0
1,000,000		Bank of Nova Scotia, 1.850%, 04/14/20	987,783	0.0
500,000		Bank of Nova Scotia, 2.050%, 06/05/19	500,376	0.0
500,000		Bank of Nova Scotia, 4.500%, 12/16/25	513,897	0.0
750,000		Barclays PLC, 2.875%, 06/08/20	744,790	0.0
750,000		Barclays PLC, 3.250%, 01/12/21	752,868	0.0
750,000		Barclays PLC, 4.375%, 01/12/26	761,079	0.0
1,000,000		Barclays PLC, 5.200%, 05/12/26	1,020,700	0.1
250,000		Barclays PLC, 5.250%, 08/17/45	269,316	0.0
250,000		BB&T Corp., 2.450%, 01/15/20	251,913	0.0
1,000,000		BB&T Corp., 3.950%, 03/22/22	1,047,772	0.1
750,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	748,121	0.0
500,000		Berkshire Hathaway Finance Corp., 2.000%, 08/15/18	503,593	0.0
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	1,038,984	0.1
750,000		Berkshire Hathaway, Inc., 1.550%, 02/09/18	751,544	0.0
500,000		BlackRock, Inc., 5.000%, 12/10/19	542,982	0.0
500,000		BNP Paribas / BNP Paribas US Medium-Term Note Program LLC, 3.250%, 03/03/23	504,469	0.0
250,000		BNP Paribas SA, 2.450%, 03/17/19	251,967	0.0
4,500,000		Boston Properties L.P., 5.625%, 11/15/20	4,963,666	0.2
500,000		Branch Banking & Trust Co., 3.625%, 09/16/25	508,227	0.0
400,000		Branch Banking & Trust Co., 3.800%, 10/30/26	410,944	0.0

See Accompanying Notes to Financial Statements

109

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000	Capital One Financial Corp., 2.450%, 04/24/19	503,244	0.0
500,000	Capital One Financial Corp., 3.200%, 02/05/25	484,847	0.0
500,000	Capital One Financial Corp., 3.750%, 04/24/24	506,724	0.0
500,000	Capital One Financial Corp., 3.750%, 07/28/26	484,956	0.0
500,000	Capital One Financial Corp., 4.200%, 10/29/25	501,913	0.0
550,000	Capital One NA/Mclean VA, 2.350%, 08/17/18	553,275	0.0
1,000,000	Chubb Corp./The, 6.000%, 05/11/37	1,247,761	0.1
500,000	Citigroup, Inc., 2.500%, 07/29/19	503,517	0.0
2,000,000	Citigroup, Inc., 3.500%, 05/15/23	1,994,304	0.1
500,000	Citigroup, Inc., 3.750%, 06/16/24	509,451	0.0
750,000	Citigroup, Inc., 4.050%, 07/30/22	776,377	0.0
1,000,000	Citigroup, Inc., 4.125%, 07/25/28	988,429	0.0
500,000	Citigroup, Inc., 4.300%, 11/20/26	504,948	0.0
1,000,000	Citigroup, Inc., 4.450%, 09/29/27	1,018,833	0.1
500,000	Citigroup, Inc., 4.400%, 06/10/25	511,766	0.0
500,000	Citigroup, Inc., 4.600%, 03/09/26	517,051	0.0
700,000	Citigroup, Inc., 4.000%, 08/05/24	705,732	0.0
1,543,000	Citigroup, Inc., 5.300%, 05/06/44	1,665,190	0.1
1,115,000	Citigroup, Inc., 8.125%, 07/15/39	1,659,411	0.1
500,000	Citizens Bank NA/Providence RI, 2.550%, 05/13/21	497,004	0.0
1,000,000	CME Group, Inc., 3.000%, 09/15/22	1,022,511	0.1
300,000	CNA Financial Corp., 4.500%, 03/01/26	313,877	0.0
500,000	Comerica Bank, 2.500%, 06/02/20	499,712	0.0
500,000	Comerica, Inc., 2.125%, 05/23/19	499,352	0.0
250,000	Comerica, Inc., 3.800%, 07/22/26	246,289	0.0
250,000	Compass Bank, 2.750%, 09/29/19	248,686	0.0
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	514,455	0.0
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	513,310	0.0
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY, 2.250%, 01/14/19	502,649	0.0
500,000		Cooperatieve Rabobank UA/NY, 1.375%, 08/09/19	492,067	0.0
5,500,000		Credit Suisse/New York NY, 6.000%, 02/15/18	5,721,441	0.2
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/21	1,006,455	0.1
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 06/09/23	999,225	0.0
1,000,000		Deutsche Bank AG/London, 3.700%, 05/30/24	972,850	0.0
500,000		Deutsche Bank AG, 2.850%, 05/10/19	497,957	0.0
750,000		Deutsche Bank AG, 2.950%, 08/20/20	738,405	0.0
500,000	L	Deutsche Bank AG, 3.125%, 01/13/21	491,665	0.0
500,000		Deutsche Bank AG, 3.375%, 05/12/21	495,015	0.0
400,000		Deutsche Bank AG, 4.100%, 01/13/26	394,110	0.0
800,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	807,132	0.0
500,000		Discover Bank/Greenwood DE, 3.100%, 06/04/20	506,050	0.0
500,000		Discover Bank/Greenwood DE, 3.200%, 08/09/21	503,004	0.0
400,000		Discover Bank/Greenwood DE, 4.250%, 03/13/26	407,697	0.0
500,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	521,117	0.0
500,000		Discover Financial Services, 3.950%, 11/06/24	495,753	0.0
500,000		EPR Properties, 4.500%, 04/01/25	494,144	0.0
500,000		ERP Operating L.P., 4.500%, 07/01/44	509,084	0.0
2,000,000		Fifth Third Bancorp, 3.500%, 03/15/22	2,054,184	0.1
400,000		Fifth Third Bancorp, 4.300%, 01/16/24	411,864	0.0
250,000		First Tennessee Bank NA, 2.950%, 12/01/19	250,668	0.0
7,801,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	8,177,445	0.3
500,000		Goldman Sachs Group, Inc./The, 2.875%, 02/25/21	502,381	0.0
500,000		Goldman Sachs Group, Inc./The, 3.750%, 02/25/26	501,722	0.0
500,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	503,768	0.0
500,000		Goldman Sachs Group, Inc., 3.500%, 11/16/26	490,760	0.0
2,050,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,094,657	0.1
500,000		Goldman Sachs Group, Inc., 3.750%, 05/22/25	501,535	0.0

See Accompanying Notes to Financial Statements

110

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

1,000,000	Goldman Sachs Group, Inc., 3.850%, 07/08/24	1,021,224	0.1
500,000	Goldman Sachs Group, Inc., 5.150%, 05/22/45	526,836	0.0
750,000	Goldman Sachs Group, Inc., 5.750%, 01/24/22	843,295	0.0
4,840,000	Goldman Sachs Group, Inc., 6.150%, 04/01/18	5,092,130	0.2
4,000,000	Goldman Sachs Group, Inc., 6.750%, 10/01/37	4,946,916	0.2
500,000	HCP, Inc., 2.625%, 02/01/20	500,716	0.0
250,000	HCP, Inc., 3.875%, 08/15/24	249,985	0.0
500,000	HCP, Inc., 4.000%, 06/01/25	497,266	0.0
500,000	Hospitality Properties Trust, 4.500%, 06/15/23	498,686	0.0
500,000	Hospitality Properties Trust, 5.000%, 08/15/22	527,941	0.0
750,000	Host Hotels & Resorts L.P., 3.750%, 10/15/23	736,580	0.0
400,000	HSBC Holdings PLC, 3.400%, 03/08/21	406,651	0.0
300,000	HSBC Holdings PLC, 4.300%, 03/08/26	310,983	0.0
3,400,000	HSBC Holdings PLC, 6.500%, 09/15/37	4,221,501	0.1
1,000,000	HSBC USA, Inc., 1.625%, 01/16/18	998,292	0.0
250,000	HSBC USA, Inc., 2.250%, 06/23/19	249,934	0.0
250,000	HSBC USA, Inc., 3.500%, 06/23/24	251,004	0.0
500,000	HSBC Holdings PLC, 4.375%, 11/23/26	503,983	0.0
1,000,000	Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	1,009,947	0.1
500,000	Jefferies Group LLC, 5.125%, 04/13/18	516,913	0.0
900,000	Jefferies Group, Inc., 5.125%, 01/20/23	942,216	0.0
1,500,000	JPMorgan Chase & Co., 1.625%, 05/15/18	1,498,157	0.1
750,000	JPMorgan Chase & Co., 2.700%, 05/18/23	733,612	0.0
1,000,000	JPMorgan Chase & Co., 2.750%, 06/23/20	1,008,837	0.1
1,500,000	JPMorgan Chase & Co., 3.375%, 05/01/23	1,495,197	0.1
500,000	JPMorgan Chase & Co., 3.875%, 09/10/24	506,144	0.0
1,000,000	JPMorgan Chase & Co., 4.125%, 12/15/26	1,021,214	0.1
1,000,000	JPMorgan Chase & Co., 4.250%, 10/01/27	1,028,023	0.1
4,000,000	JPMorgan Chase & Co., 4.500%, 01/24/22	4,312,472	0.1
7,375,000	JPMorgan Chase & Co., 5.500%, 10/15/40	8,714,639	0.3
750,000	KeyBank NA/Cleveland OH, 1.650%, 02/01/18	750,468	0.0
500,000	KeyBank NA/Cleveland OH, 2.350%, 03/08/19	502,843	0.0
500,000	KeyBank NA/Cleveland OH, 3.400%, 05/20/26	486,354	0.0
400,000	Kilroy Realty L.P., 4.250%, 08/15/29	392,059	0.0
250,000		Kilroy Realty L.P., 4.375%, 10/01/25	256,742	0.0
3,000,000		Kreditanstalt fuer Wiederaufbau, 1.250%, 09/30/19	2,965,107	0.1
1,000,000		Kreditanstalt fuer Wiederaufbau, 1.625%, 03/15/21	981,739	0.0
2,000,000		Kreditanstalt fuer Wiederaufbau, 1.875%, 11/30/20	1,991,676	0.1
10,000,000		Kreditanstalt fuer Wiederaufbau, 2.625%, 01/25/22	10,183,280	0.3
750,000		Liberty Property L.P., 3.250%, 10/01/26	718,595	0.0
1,500,000		Lincoln National Corp., 4.200%, 03/15/22	1,587,942	0.1
750,000		Lincoln National Corp., 3.625%, 12/12/26	748,671	0.0
500,000		Lloyds Banking Group PLC, 4.650%, 03/24/26	506,700	0.0
250,000		Loews Corp., 3.750%, 04/01/26	254,066	0.0
250,000		Manufacturers & Traders Trust Co., 2.250%, 07/25/19	251,974	0.0
500,000		Manulife Financial Corp., 4.150%, 03/04/26	521,877	0.0
500,000		Manulife Financial Corp., 5.375%, 03/04/46	570,646	0.0
1,000,000		Markel Corp., 3.625%, 03/30/23	1,002,965	0.0
400,000		Marsh & McLennan Cos, Inc., 3.500%, 03/10/25	402,912	0.0
500,000		MetLife, Inc., 3.048%, 12/15/22	504,658	0.0
1,000,000		MetLife, Inc., 3.600%, 11/13/25	1,016,504	0.1
500,000		MetLife, Inc., 3.600%, 04/10/24	513,156	0.0
500,000		MetLife, Inc., 4.050%, 03/01/45	479,679	0.0
400,000		MetLife, Inc., 4.125%, 08/13/42	393,826	0.0
300,000		MetLife, Inc., 4.721%, 12/15/44	319,373	0.0
500,000	#	Metropolitan Life Global Funding I, 1.950%, 09/15/21	485,950	0.0
750,000	#	Metropolitan Life Global Funding I, 3.450%, 12/18/26	756,701	0.0
1,500,000		Morgan Stanley, 2.125%, 04/25/18	1,506,248	0.1
1,000,000		Morgan Stanley, 2.500%, 04/21/21	989,272	0.0
750,000		Morgan Stanley, 2.625%, 11/17/21	741,092	0.0
500,000		Morgan Stanley, 3.125%, 07/27/26	477,951	0.0
500,000		Morgan Stanley, 3.700%, 10/23/24	506,186	0.0
500,000		Morgan Stanley, 3.875%, 01/27/26	505,311	0.0
1,000,000		Morgan Stanley, 4.100%, 05/22/23	1,026,909	0.1
500,000		Morgan Stanley, 4.350%, 09/08/26	510,469	0.0

See Accompanying Notes to Financial Statements

111

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

800,000		Morgan Stanley, 4.875%, 11/01/22	857,548	0.0
10,500,000		Morgan Stanley, 6.625%, 04/01/18	11,105,913	0.4
500,000		MUFG Union Bank NA, 2.250%, 05/06/19	500,756	0.0
500,000		National Australia Bank Ltd./New York, 2.500%, 07/12/26	464,164	0.0
300,000		National Retail Properties, Inc., 4.000%, 11/15/25	305,983	0.0
250,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/20	248,448	0.0
1,000,000		National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/46	1,042,194	0.1
300,000		Northern Trust Corp., 2.375%, 08/02/22	296,240	0.0
250,000		Northern Trust Corp., 3.950%, 10/30/25	262,110	0.0
1,000,000		NYSE Holdings LLC, 2.000%, 10/05/17	1,005,307	0.1
500,000		PNC Bank NA, 2.700%, 11/01/22	492,040	0.0
1,000,000		PNC Bank NA, 2.950%, 01/30/23	985,367	0.0
500,000		PNC Bank NA, 3.250%, 06/01/25	499,003	0.0
500,000	+	PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	496,078	0.0
500,000		PNC Financial Services Group, Inc./The, 3.300%, 03/08/22	513,865	0.0
500,000		Primerica, Inc., 4.750%, 07/15/22	535,731	0.0
300,000		Principal Financial Group, Inc., 3.125%, 05/15/23	298,461	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/22	1,012,172	0.1
1,000,000		Private Export Funding Corp., 1.450%, 08/15/19	996,550	0.0
1,000,000		Private Export Funding Corp., 2.250%, 03/15/20	1,015,585	0.1
1,000,000		Private Export Funding Corp., 2.300%, 09/15/20	1,019,547	0.1
1,000,000		Private Export Funding Corp., 3.250%, 06/15/25	1,032,724	0.1
1,000,000		Private Export Funding Corp., 3.550%, 01/15/24	1,064,867	0.1
500,000		ProLogis L.P., 2.750%, 02/15/19	507,309	0.0
500,000		ProLogis L.P., 4.250%, 08/15/23	530,978	0.0
400,000		Protective Life Corp., 7.375%, 10/15/19	453,133	0.0
500,000		Prudential Financial, Inc., 5.375%, 05/15/45	512,500	0.0
3,800,000		Prudential Financial, Inc., 6.200%, 11/15/40	4,651,603	0.2
500,000		Raymond James Financial, Inc., 3.625%, 09/15/26	487,878	0.0
400,000		Realty Income Corp., 3.875%, 07/15/24	408,617	0.0
300,000	Realty Income Corp., 4.125%, 10/15/26	309,011	0.0
1,000,000	Regions Financial Corp., 3.200%, 02/08/21	1,014,287	0.1
750,000	Royal Bank of Canada, 1.500%, 01/16/18	748,977	0.0
500,000	Royal Bank of Canada, 4.650%, 01/27/26	532,929	0.0
500,000	Royal Bank of Scotland Group PLC, 4.800%, 04/05/26	500,814	0.0
500,000	Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	495,621	0.0
750,000	Santander Holdings USA, Inc., 2.700%, 05/24/19	749,552	0.0
400,000	Santander Issuances SAU, 5.179%, 11/19/25	403,953	0.0
500,000	Santander UK Group Holdings PLC, 2.875%, 08/05/21	489,378	0.0
750,000	Santander UK Group Holdings PLC, 3.125%, 01/08/21	750,375	0.0
500,000	Santander UK PLC, 2.500%, 03/14/19	502,890	0.0
250,000	Senior Housing Properties Trust, 3.250%, 05/01/19	250,794	0.0
250,000	Senior Housing Properties Trust, 4.750%, 05/01/24	251,184	0.0
1,000,000	Simon Property Group L.P., 3.375%, 03/15/22	1,033,446	0.1
500,000	Simon Property Group L.P., 4.250%, 10/01/44	493,569	0.0
1,500,000	State Street Corp., 3.100%, 05/15/23	1,496,781	0.1
500,000	State Street Corp., 3.550%, 08/18/25	510,618	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.058%, 07/14/21	483,463	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/21	491,742	0.0
500,000	Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/26	464,505	0.0
500,000	SunTrust Bank/Atlanta GA, 2.750%, 05/01/23	487,844	0.0
250,000	SunTrust Banks, Inc., 2.500%, 05/01/19	252,171	0.0
500,000	SunTrust Banks, Inc., 2.900%, 03/03/21	507,132	0.0
500,000	SunTrust Bank/Atlanta GA, 3.300%, 05/15/26	482,856	0.0
500,000	SunTrust Banks, Inc., 2.700%, 01/27/22	500,297	0.0
250,000	Synchrony Financial, 3.750%, 08/15/21	256,992	0.0
250,000	Synchrony Financial, 3.000%, 08/15/19	253,284	0.0
300,000	Synchrony Financial, 4.250%, 08/15/24	305,514	0.0
250,000	Synchrony Financial, 4.500%, 07/23/25	256,911	0.0

See Accompanying Notes to Financial Statements

112

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000		Tanger Properties L.P., 3.125%, 09/01/26	469,931	0.0
3,000,000		Travelers Cos, Inc., 3.900%, 11/01/20	3,176,406	0.1
700,000		UBS AG/Stamford CT, 2.375%, 08/14/19	703,342	0.0
500,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	500,284	0.0
500,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	500,336	0.0
500,000		Unum Group, 3.000%, 05/15/21	498,613	0.0
750,000		US Bancorp, 2.950%, 07/15/22	754,204	0.0
1,000,000		US Bancorp, 3.000%, 03/15/22	1,019,252	0.1
500,000		US Bancorp, 5.125%, 12/29/49	510,625	0.0
500,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	503,078	0.0
600,000		Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/22	605,780	0.0
250,000		Ventas Realty L.P., 3.500%, 02/01/25	246,247	0.0
500,000		Ventas Realty L.P., 3.750%, 05/01/24	506,295	0.0
500,000		Ventas Realty L.P., 4.125%, 01/15/26	511,405	0.0
1,100,000		Visa, Inc., 2.200%, 12/14/20	1,101,212	0.1
1,000,000		Visa, Inc., 2.800%, 12/14/22	1,004,249	0.0
500,000		Visa, Inc., 3.150%, 12/14/25	502,069	0.0
500,000		Visa, Inc., 4.150%, 12/14/35	523,667	0.0
500,000		Visa, Inc., 4.300%, 12/14/45	527,985	0.0
1,000,000		Wells Fargo & Co., 3.450%, 02/13/23	1,003,420	0.0
500,000		Wells Fargo & Co., 4.300%, 07/22/27	514,145	0.0
8,000,000		Wells Fargo & Co., 4.600%, 04/01/21	8,594,200	0.3
500,000		Wells Fargo & Co., 4.900%, 11/17/45	513,767	0.0
3,983,000		Wells Fargo & Co., 5.606%, 01/15/44	4,514,611	0.2
500,000		Welltower, Inc., 2.250%, 03/15/18	502,220	0.0
500,000		Welltower, Inc., 4.000%, 06/01/25	511,234	0.0
1,000,000		Westpac Banking Corp., 1.600%, 01/12/18	999,260	0.0
750,000		Westpac Banking Corp., 4.322%, 11/23/31	750,486	0.0
1,000,000		WR Berkley Corp., 4.625%, 03/15/22	1,069,820	0.1
400,000		XLIT Ltd., 2.300%, 12/15/18	402,741	0.0
			280,517,188	8.4

		Industrial: 1.9%
750,000		3M Co., 2.250%, 09/19/26	703,804	0.0
500,000	3M Co., 2.000%, 06/26/22	489,959	0.0
200,000	3M Co., 3.875%, 06/15/44	199,837	0.0
1,300,000	Agilent Technologies, Inc., 3.200%, 10/01/22	1,302,814	0.1
1,000,000	Agilent Technologies, Inc., 3.875%, 07/15/23	1,029,173	0.1
398,000	Agilent Technologies, Inc., 6.500%, 11/01/17	412,962	0.0
400,000	Arrow Electronics, Inc., 3.500%, 04/01/22	396,084	0.0
750,000	Boeing Capital Corp., 4.700%, 10/27/19	809,050	0.0
500,000	Boeing Co/The, 3.300%, 03/01/35	468,050	0.0
500,000	Burlington Northern Santa Fe LLC, 3.000%, 03/15/23	505,981	0.0
1,000,000	Burlington Northern Santa Fe LLC, 3.450%, 09/15/21	1,044,085	0.1
500,000	Burlington Northern Santa Fe LLC, 4.375%, 09/01/42	519,815	0.0
500,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/43	524,211	0.0
500,000	Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	547,485	0.0
400,000	Burlington Northern Santa Fe LLC, 4.900%, 04/01/44	448,428	0.0
1,000,000	Canadian National Railway Co., 2.250%, 11/15/22	971,169	0.1
750,000	Canadian Pacific Railway Co., 4.800%, 08/01/45	804,412	0.0
750,000	Canadian Pacific Railway Co., 4.800%, 09/15/35	810,812	0.0
1,000,000	Caterpillar Financial Services Corp., 1.250%, 11/06/17	997,682	0.1
300,000	Caterpillar Financial Services Corp., 1.300%, 03/01/18	299,326	0.0
300,000	Caterpillar Financial Services Corp., 2.625%, 03/01/23	294,999	0.0
500,000	Caterpillar Financial Services Corp., 3.750%, 11/24/23	525,106	0.0
1,500,000	Caterpillar, Inc., 2.600%, 06/26/22	1,493,962	0.1
250,000	Caterpillar, Inc., 3.400%, 05/15/24	257,393	0.0
250,000	Caterpillar, Inc., 4.300%, 05/15/44	259,340	0.0
750,000	Corning, Inc., 1.450%, 11/15/17	749,557	0.0
500,000	CSX Corp., 3.950%, 05/01/50	450,640	0.0
1,000,000	CSX Corp., 4.100%, 03/15/44	971,225	0.1
1,000,000	CSX Corp., 4.400%, 03/01/43	1,010,938	0.1

See Accompanying Notes to Financial Statements

113

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

1,580,000		Cummins, Inc., 7.125%, 03/01/28	2,049,442	0.1
1,010,000		Dover Corp., 4.300%, 03/01/21	1,076,520	0.1
250,000		FedEx Corp., 2.300%, 02/01/20	250,320	0.0
200,000		FedEx Corp., 3.875%, 08/01/42	182,898	0.0
500,000		FedEx Corp., 4.750%, 11/15/45	518,863	0.0
500,000		General Dynamics Corp., 1.000%, 11/15/17	499,146	0.0
500,000		General Dynamics Corp., 2.250%, 11/15/22	493,788	0.0
500,000		General Dynamics Corp., 3.600%, 11/15/42	474,142	0.0
500,000		General Electric Co., 2.700%, 10/09/22	499,738	0.0
879,000		General Electric Co., 5.250%, 12/06/17	910,653	0.0
430,000		General Electric Co., 5.875%, 01/14/38	541,350	0.0
1,861,000		General Electric Co., 6.750%, 03/15/32	2,477,892	0.1
2,600,000		Honeywell International, Inc., 5.375%, 03/01/41	3,173,305	0.1
500,000		Illinois Tool Works, Inc., 3.500%, 03/01/24	519,153	0.0
500,000		Illinois Tool Works, Inc., 3.900%, 09/01/42	499,868	0.0
250,000		Ingersoll-Rand Luxembourg Finance SA, 2.625%, 05/01/20	250,582	0.0
250,000		Ingersoll-Rand Luxembourg Finance SA, 4.650%, 11/01/44	255,557	0.0
500,000		John Deere Capital Corp., 1.950%, 01/08/19	502,078	0.0
750,000		John Deere Capital Corp., 2.800%, 03/04/21	760,527	0.0
500,000		John Deere Capital Corp., 3.350%, 06/12/24	510,673	0.0
400,000	+	Johnson Controls International plc, 3.625%, 07/02/24	405,821	0.0
250,000	+	Johnson Controls International plc, 4.625%, 07/02/44	248,660	0.0
250,000		Johnson Controls International plc, 5.125%, 09/14/45	266,497	0.0
500,000		Kennametal, Inc., 2.650%, 11/01/19	497,350	0.0
800,000		L-3 Communications Corp., 4.950%, 02/15/21	854,790	0.0
500,000		Lockheed Martin Corp., 2.500%, 11/23/20	504,291	0.0
500,000		Lockheed Martin Corp., 3.100%, 01/15/23	505,622	0.0
1,000,000		Lockheed Martin Corp., 3.350%, 09/15/21	1,032,841	0.1
1,000,000		Lockheed Martin Corp., 3.550%, 01/15/26	1,022,229	0.1
250,000		Lockheed Martin Corp., 3.600%, 03/01/35	237,891	0.0
500,000		Lockheed Martin Corp., 4.500%, 05/15/36	532,451	0.0
500,000		Lockheed Martin Corp., 4.700%, 05/15/46	544,979	0.0
2,000,000	Norfolk Southern Corp., 3.950%, 10/01/42	1,903,610	0.1
500,000	Norfolk Southern Corp., 4.450%, 06/15/45	519,297	0.0
1,000,000	Norfolk Southern Corp., 4.800%, 08/15/43	1,090,614	0.1
500,000	Northrop Grumman Corp., 3.850%, 04/15/45	475,316	0.0
200,000	Packaging Corp. of America, 3.650%, 09/15/24	200,908	0.0
250,000	Parker-Hannifin Corp., 4.200%, 11/21/34	255,536	0.0
3,800,000	Raytheon Co., 3.125%, 10/15/20	3,922,204	0.1
2,000,000	Republic Services, Inc., 5.250%, 11/15/21	2,223,976	0.1
500,000	Roper Technologies, Inc., 1.850%, 11/15/17	501,624	0.0
1,250,000	Roper Technologies, Inc., 2.050%, 10/01/18	1,254,549	0.1
500,000	Ryder System, Inc., 2.450%, 09/03/19	502,860	0.0
350,000	Ryder System, Inc., 2.500%, 03/01/18	352,591	0.0
500,000	Ryder System, Inc., 2.500%, 05/11/20	497,827	0.0
300,000	Stanley Black & Decker, Inc., 2.900%, 11/01/22	301,493	0.0
750,000	Textron, Inc., 3.650%, 03/01/21	768,706	0.0
250,000	Union Pacific Corp., 2.250%, 02/15/19	251,956	0.0
500,000	Union Pacific Corp., 2.750%, 03/01/26	487,435	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/23	496,363	0.0
250,000	Union Pacific Corp., 3.375%, 02/01/35	236,517	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/24	262,522	0.0
250,000	Union Pacific Corp., 3.799%, 10/01/51	233,480	0.0
750,000	Union Pacific Corp., 4.050%, 11/15/45	755,163	0.0
500,000	Union Pacific Corp., 4.250%, 04/15/43	515,177	0.0
400,000	United Parcel Service, Inc., 1.125%, 10/01/17	399,851	0.0
750,000	United Technologies Corp., 3.100%, 06/01/22	770,636	0.0
500,000	United Technologies Corp., 4.150%, 05/15/45	505,211	0.0
500,000	United Technologies Corp., 4.500%, 06/01/42	535,416	0.0
406,000	United Technologies Corp., 6.125%, 07/15/38	516,644	0.0
		63,135,698	1.9

	Technology: 1.2%
500,000	Analog Devices, Inc., 3.900%, 12/15/25	512,940	0.0
1,500,000	Apple, Inc., 1.000%, 05/03/18	1,494,453	0.1
500,000	Apple, Inc., 2.100%, 05/06/19	504,789	0.0
500,000	Apple, Inc., 2.150%, 02/09/22	491,505	0.0

See Accompanying Notes to Financial Statements

114

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

1,000,000		Apple, Inc., 2.400%, 05/03/23	973,479	0.0
500,000		Apple, Inc., 2.850%, 05/06/21	511,584	0.0
1,000,000		Apple, Inc., 3.250%, 02/23/26	1,000,275	0.1
500,000		Apple, Inc., 3.450%, 02/09/45	441,519	0.0
500,000		Apple, Inc., 3.450%, 05/06/24	514,910	0.0
1,000,000		Apple, Inc., 3.850%, 05/04/43	956,645	0.0
400,000		Apple, Inc., 4.375%, 05/13/45	411,102	0.0
500,000		Apple, Inc., 4.450%, 05/06/44	517,951	0.0
1,000,000		Apple, Inc., 4.650%, 02/23/46	1,080,303	0.1
500,000		Applied Materials, Inc., 3.900%, 10/01/25	527,072	0.0
600,000		Autodesk, Inc., 1.950%, 12/15/17	601,133	0.0
400,000		Autodesk, Inc., 3.600%, 12/15/22	400,941	0.0
250,000		Autodesk, Inc., 4.375%, 06/15/25	256,933	0.0
400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	408,454	0.0
400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	413,957	0.0
400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	424,426	0.0
400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	433,526	0.0
400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 8.350%, 07/15/46	493,284	0.0
500,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	517,698	0.0
500,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/20	508,720	0.0
500,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/22	520,776	0.0
321,000		Hewlett-Packard Co., 3.750%, 12/01/20	332,402	0.0
1,000,000		International Business Machines Corp., 1.625%, 05/15/20	987,628	0.1
500,000	L	International Business Machines Corp., 1.875%, 05/15/19	501,119	0.0
1,030,000		International Business Machines Corp., 2.250%, 02/19/21	1,028,490	0.1
1,000,000		International Business Machines Corp., 3.375%, 08/01/23	1,026,932	0.1
1,000,000		International Business Machines Corp., 3.450%, 02/19/26	1,022,824	0.1
260,000		Intel Corp., 3.700%, 07/29/25	274,172	0.0
250,000		Intel Corp., 4.900%, 07/29/45	279,786	0.0
500,000		Lam Research Corp., 2.800%, 06/15/21	497,381	0.0
400,000		Lam Research Corp., 3.800%, 03/15/25	400,625	0.0
750,000	L	Microsoft Corp., 1.000%, 05/01/18	748,051	0.0
750,000		Microsoft Corp., 1.550%, 08/08/21	727,229	0.0
1,000,000		Microsoft Corp., 2.375%, 05/01/23	981,414	0.1
500,000		Microsoft Corp., 3.125%, 11/03/25	505,461	0.0
250,000		Microsoft Corp., 3.500%, 02/12/35	240,727	0.0
750,000		Microsoft Corp., 3.625%, 12/15/23	789,735	0.0
250,000		Microsoft Corp., 3.750%, 02/12/45	234,540	0.0
500,000		Microsoft Corp., 3.950%, 08/08/56	472,478	0.0
1,000,000		Microsoft Corp., 4.200%, 11/03/35	1,052,655	0.1
1,000,000		Microsoft Corp., 4.450%, 11/03/45	1,065,871	0.1
250,000		Microsoft Corp., 4.875%, 12/15/43	277,609	0.0
250,000		NetApp, Inc., 3.375%, 06/15/21	253,944	0.0
1,000,000		Oracle Corp., 1.200%, 10/15/17	1,000,299	0.1
500,000		Oracle Corp., 2.250%, 10/08/19	506,025	0.0
500,000		Oracle Corp., 2.500%, 10/15/22	494,480	0.0
750,000		Oracle Corp., 2.800%, 07/08/21	764,195	0.0
750,000		Oracle Corp., 2.950%, 05/15/25	735,035	0.0
500,000		Oracle Corp., 3.400%, 07/08/24	509,347	0.0
750,000		Oracle Corp., 3.900%, 05/15/35	739,982	0.0
750,000		Oracle Corp., 4.125%, 05/15/45	727,178	0.0
600,000		Oracle Corp., 4.300%, 07/08/34	620,584	0.0
1,500,000		Oracle Corp., 5.375%, 07/15/40	1,743,800	0.1
500,000		QUALCOMM, Inc., 3.000%, 05/20/22	506,483	0.0
850,000		QUALCOMM, Inc., 4.650%, 05/20/35	898,838	0.0
350,000		QUALCOMM, Inc., 4.800%, 05/20/45	374,172	0.0
250,000		Xerox Corp., 2.750%, 03/15/19	250,065	0.0
400,000		Xerox Corp., 2.800%, 05/15/20	393,159	0.0
500,000		Xerox Corp., 3.500%, 08/20/20	504,247	0.0
400,000	L	Xerox Corp., 3.800%, 05/15/24	385,489	0.0

See Accompanying Notes to Financial Statements

115

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

250,000	Xerox Corp., 4.800%, 03/01/35	225,934	0.0
465,000	Xerox Corp., 6.350%, 05/15/18	490,329	0.0
		40,489,089	1.2

	Utilities: 2.0%
500,000	Alabama Power Co., 4.150%, 08/15/44	502,696	0.0
300,000	Ameren Illinois Co., 2.700%, 09/01/22	300,807	0.0
250,000	Ameren Illinois Co., 4.300%, 07/01/44	261,899	0.0
500,000	Appalachian Power Co., 4.400%, 05/15/44	508,363	0.0
750,000	Appalachian Power Co., 4.450%, 06/01/45	767,867	0.0
250,000	Arizona Public Service Co., 2.200%, 01/15/20	250,248	0.0
400,000	Arizona Public Service Co., 3.350%, 06/15/24	408,066	0.0
500,000	Atmos Energy Corp., 4.125%, 10/15/44	497,525	0.0
1,000,000	Baltimore Gas & Electric Co., 3.350%, 07/01/23	1,023,415	0.1
500,000	Baltimore Gas & Electric Co., 3.500%, 08/15/46	450,100	0.0
250,000	CMS Energy Corp., 3.875%, 03/01/24	260,112	0.0
250,000	CMS Energy Corp., 4.875%, 03/01/44	268,525	0.0
200,000	Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/56	199,823	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/44	520,762	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/45	530,402	0.0
400,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	419,822	0.0
300,000	Consumers Energy Co., 2.850%, 05/15/22	304,646	0.0
200,000	Dominion Gas Holdings LLC, 2.500%, 12/15/19	202,222	0.0
210,000	Dominion Gas Holdings LLC, 2.800%, 11/15/20	211,938	0.0
200,000	Dominion Gas Holdings LLC, 3.600%, 12/15/24	202,886	0.0
250,000	DTE Electric Co., 4.300%, 07/01/44	262,611	0.0
400,000	DTE Energy Co., 3.500%, 06/01/24	403,296	0.0
400,000	DTE Energy Co., 3.850%, 12/01/23	413,987	0.0
500,000	Duke Energy Carolinas LLC, 2.500%, 03/15/23	495,436	0.0
500,000	Duke Energy Corp., 1.800%, 09/01/21	481,728	0.0
400,000	Duke Energy Corp., 2.100%, 06/15/18	401,776	0.0
500,000	Duke Energy Corp., 3.750%, 09/01/46	451,073	0.0
500,000	Duke Energy Corp., 3.950%, 10/15/23	524,642	0.0
500,000	Duke Energy Corp., 4.800%, 12/15/45	529,538	0.0
500,000		Duke Energy Progress LLC, 3.700%, 10/15/46	473,674	0.0
750,000		Duke Energy Progress LLC, 4.200%, 08/15/45	763,488	0.0
150,000		Duke Energy Progress, Inc., 4.150%, 12/01/44	149,090	0.0
1,500,000		Duke Energy Progress, Inc., 4.375%, 03/30/44	1,554,985	0.1
500,000		Edison International, 2.950%, 03/15/23	494,816	0.0
500,000		Enel Generacion Chile SA, 4.250%, 04/15/24	500,929	0.0
400,000		Entergy Arkansas, Inc., 3.500%, 04/01/26	407,516	0.0
400,000		Entergy Arkansas, Inc., 3.700%, 06/01/24	414,335	0.0
500,000		Entergy Louisiana LLC, 4.950%, 01/15/45	513,129	0.0
1,500,000		Exelon Corp., 4.950%, 06/15/35	1,593,771	0.1
750,000		Exelon Corp., 5.100%, 06/15/45	798,780	0.0
2,260,000		Exelon Generation Co. LLC, 5.200%, 10/01/19	2,422,625	0.1
500,000		Florida Power & Light Co., 3.250%, 06/01/24	510,133	0.0
750,000		Florida Power & Light Co., 3.800%, 12/15/42	737,845	0.0
1,500,000		Florida Power & Light Co., 4.050%, 06/01/42	1,529,784	0.1
500,000	L	Georgia Power Co., 3.250%, 04/01/26	502,349	0.0
500,000		Indiana Michigan Power Co., 4.550%, 03/15/46	519,644	0.0
250,000		ITC Holdings Corp., 3.650%, 06/15/24	250,679	0.0
500,000		Jersey Central Power & Light Co., 6.150%, 06/01/37	573,018	0.0
2,500,000		Kentucky Utilities Co., 5.125%, 11/01/40	2,862,693	0.1
3,765,000		Berkshire Hathaway Energy Co., 6.125%, 04/01/36	4,709,228	0.2
2,000,000		Mississippi Power Co., 4.250%, 03/15/42	1,733,326	0.1
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	292,757	0.0
1,000,000		National Fuel Gas Co., 5.200%, 07/15/25	1,039,066	0.1
1,000,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	1,007,770	0.1
500,000		Northern States Power Co/MN, 4.125%, 05/15/44	508,576	0.0
500,000		Northern States Power Co/WI, 3.300%, 06/15/24	503,852	0.0
250,000		Oklahoma Gas & Electric Co., 4.000%, 12/15/44	246,798	0.0
250,000		Oklahoma Gas & Electric Co., 4.550%, 03/15/44	268,274	0.0
750,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	801,117	0.1

See Accompanying Notes to Financial Statements

116

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

500,000	L	Pacific Gas & Electric Co., 2.950%, 03/01/26	490,119	0.0
1,850,000		Pacific Gas & Electric Co., 3.500%, 10/01/20	1,919,673	0.1
500,000		Pacific Gas & Electric Co., 4.300%, 03/15/45	512,423	0.0
500,000		Pacific Gas & Electric Co., 4.750%, 02/15/44	549,766	0.0
750,000		PECO Energy Co., 4.150%, 10/01/44	766,274	0.0
250,000		Piedmont Natural Gas Co., 4.100%, 09/18/34	246,483	0.0
500,000		PPL Capital Funding, Inc., 1.900%, 06/01/18	499,978	0.0
1,000,000		Progress Energy, Inc., 4.400%, 01/15/21	1,060,566	0.1
500,000		PSEG Power LLC, 3.000%, 06/15/21	501,610	0.0
3,410,000		Public Service Co. of Colorado, 3.200%, 11/15/20	3,519,877	0.1
1,000,000		Public Service Electric & Gas Co., 2.375%, 05/15/23	977,191	0.1
750,000		Public Service Electric & Gas Co., 3.800%, 01/01/43	735,845	0.0
250,000		Public Service Electric & Gas Co., 4.000%, 06/01/44	252,334	0.0
2,700,000		SCANA Corp., 4.750%, 05/15/21	2,823,776	0.1
500,000		Sempra Energy, 2.850%, 11/15/20	503,916	0.0
750,000		Sempra Energy, 3.550%, 06/15/24	759,333	0.0
250,000		Sempra Energy, 3.750%, 11/15/25	252,660	0.0
750,000		Sierra Pacific Power Co., 2.600%, 05/01/26	717,383	0.0
250,000		South Carolina Electric & Gas Co., 5.100%, 06/01/65	274,242	0.0
1,704,698		Southaven Combined Cycle Generation LLC, 3.846%, 08/15/33	1,757,527	0.1
500,000		Southern California Edison Co., 3.900%, 03/15/43	491,926	0.0
500,000		Southern California Edison Co., 4.650%, 10/01/43	551,575	0.0
500,000		Southern Co., 2.750%, 06/15/20	504,343	0.0
500,000		Southern Power Co., 4.150%, 12/01/25	518,427	0.0
250,000		Union Electric Co., 3.500%, 04/15/24	257,273	0.0
300,000		Union Electric Co., 3.900%, 09/15/42	295,683	0.0
500,000		Virginia Electric & Power Co., 1.200%, 01/15/18	497,966	0.0
500,000		Virginia Electric & Power Co., 4.450%, 02/15/44	525,978	0.0
1,533,000		Virginia Electric & Power Co., 6.000%, 05/15/37	1,899,865	0.1
1,000,000		Westar Energy, Inc., 4.125%, 03/01/42	993,022	0.1
500,000	Westar Energy, Inc., 4.625%, 09/01/43	536,014	0.0
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/44	256,404	0.0
500,000	Wisconsin Power & Light Co., 4.100%, 10/15/44	504,100	0.0
		67,693,810	2.0

	Total Corporate Bonds/Notes
	(Cost $836,045,772)	859,505,079	25.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
2,103,914	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/36	2,353,826	0.1

	Total Collateralized Mortgage Obligations
	(Cost $2,331,480)	2,353,826	0.1

MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/39	6,437,518	0.2

	Connecticut: 0.1%
3,735,000	State of Connecticut, 5.850%, 03/15/32	4,558,455	0.1

	New Jersey: 0.2%
3,425,000	New Jersey State Turnpike Authority, 7.102%, 01/01/41	4,784,793	0.1
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/51	2,586,013	0.1
		7,370,806	0.2

	New York: 0.2%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/40	4,661,002	0.2

	Ohio: 0.2%
3,355,000	American Municipal Power, Inc., 7.834%, 02/15/41	4,744,742	0.2

	Washington: 0.1%
3,900,000	State of Washington, 5.140%, 08/01/40	4,651,686	0.1

	Total Municipal Bonds
	(Cost $27,014,826)	32,424,209	1.0

ASSET-BACKED SECURITIES: 0.5%
		Automobile Asset-Backed Securities: 0.3%
1,000,000	# Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	1,000,693	0.0
500,000	BMW Vehicle Owner Trust 2016-A A4, 1.370%, 12/27/22	492,221	0.0
1,200,000	Capital Auto Receivables Asset Trust 2014-1 A4, 1.690%, 10/22/18	1,201,548	0.1

See Accompanying Notes to Financial Statements

117

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

1,000,000		CarMax Auto Owner Trust 2014-2 A4, 1.610%, 10/15/19	1,001,691	0.0
850,000		Carmax Auto Owner Trust 2016-3 A4, 1.600%, 01/18/22	838,934	0.0
820,000	#	Ford Credit Auto Owner Trust 2014-2 A, 2.310%, 04/15/26	827,372	0.0
1,000,000		Harley-Davidson Motorcycle Trust 2016-A A4, 1.610%, 04/15/22	992,658	0.0
2,100,000	#	Hyundai Auto Lease Securitization Trust 2015-A A4, 1.650%, 08/15/19	2,105,196	0.1
1,000,000		Nissan Auto Receivables 2016-C A4, 1.380%, 01/17/23	982,820	0.0
1,000,000		Toyota Auto Receivables 2015-C Owner Trust A4, 1.690%, 12/15/20	1,001,741	0.0
1,050,000		World Omni Auto Receivables Trust 2016-B A4, 1.480%, 11/15/22	1,027,376	0.1
			11,472,250	0.3

		Credit Card Asset-Backed Securities: 0.2%
1,350,000		Cabela's Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	1,346,875	0.1
1,000,000		Capital One Multi-Asset Execution Trust 2015-A2 A2, 2.080%, 03/15/23	1,003,854	0.0
1,000,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	987,154	0.0
500,000		Citibank Credit Card Issuance Trust 2014-A1 A1, 2.880%, 01/23/23	513,372	0.0
1,000,000		Discover Card Execution Note Trust 2014-A4 A4, 2.120%, 12/15/21	1,007,248	0.1
1,000,000		Synchrony Credit Card Master Note Trust 2015-2 A, 1.600%, 04/15/21	1,001,127	0.0
			5,859,630	0.2

		Other Asset-Backed Securities: 0.0%
56,177		AEP Texas Central Transition Funding III LLC 2012-1 A1, 0.880%, 12/01/18	56,128	0.0
500,000		AEP Texas Central Transition Funding III LLC 2012-1 A2, 1.976%, 06/01/21	502,477	0.0
			558,605	0.0

	Total Asset-Backed Securities
	(Cost $17,930,357)		17,890,485	0.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
2,000,000	#	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/33	2,012,707	0.1
20,540		Banc of America Commercial Mortgage Trust 2006-3 A4, 5.889%, 07/10/44	20,513	0.0
191,691		Banc of America Commercial Mortgage Trust 2007-3 A4, 5.549%, 06/10/49	192,780	0.0
1,000,000		CFCRE Commercial Mortgage Trust 2016-C7, 4.363%, 12/10/54	1,035,570	0.0
841,350		CD 2007-CD5 Mortgage Trust A4, 5.886%, 11/15/44	855,199	0.0
3,000,000		Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/47	3,195,981	0.1
650,000		COMM 2015-CR23 A3, 3.230%, 05/10/48	656,305	0.0
1,000,000		COMM 2016-CR28 A4, 3.762%, 02/10/49	1,041,971	0.0
1,000,000	#	COMM 2013-CR10 AM, 4.517%, 08/10/46	1,072,987	0.0
315,000		COMM 2015-PC1 B, 4.591%, 07/10/50	311,729	0.0
1,000,000		COMM 2016-COR1 A4, 3.091%, 10/10/49	987,186	0.0
1,000,000		COMM 2016-COR1 AM, 3.494%, 10/10/49	990,112	0.0
1,115,000		COMM 2012-LC4 A4, 3.288%, 12/10/44	1,159,340	0.1
1,215,000	#	Core Industrial Trust 2015-CALW A, 3.040%, 02/10/34	1,241,204	0.1
1,000,000	#	Core Industrial Trust 2015-TEXW, 3.849%, 02/10/34	1,005,706	0.0
1,000,000	#	Core Industrial Trust 2015-WEST, 3.292%, 02/10/37	1,004,144	0.0
846,821		Credit Suisse Commercial Mortgage Trust Series 2007-C4 A4, 5.935%, 09/15/39	859,163	0.0
879,378		COBALT CMBS Commercial Mortgage Trust 2007-C3 A4, 5.761%, 05/15/46	889,422	0.0
213,538	#	DBUBS 2011-LC2A C, 5.543%, 07/10/44	230,974	0.0
500,000		DBJPM Mortgage Trust 16-C1 A4, 3.276%, 05/10/49	506,256	0.0
2,000,000		Ginnia mae Series 2011-20 C, 3.562%, 04/16/41	2,039,604	0.1
2,000,000		Ginnie Mae Series 2011-127 C, 3.500%, 03/16/47	2,034,384	0.1
6,000,000		Ginnie Mae Series 2011-142 B, 3.485%, 02/16/44	6,114,308	0.2
5,000,000		Ginnie Mae Series 2011-38 D, 3.840%, 01/16/51	5,179,888	0.2
463,818		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	483,350	0.0
5,000,000		Ginnie Mae Series 2014-150 C, 3.400%, 12/16/49	5,044,042	0.2
3,000,000		Ginnie Mae Series 2014-50 C, 3.400%, 02/16/47	3,026,304	0.1

See Accompanying Notes to Financial Statements

118

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

635,000		GS Mortgage Securities Corp. II 2012-GCJ9 A3, 2.773%, 11/10/45	641,053	0.0
2,903,511		GS Mortgage Securities Trust 2007-GG10 A4, 5.793%, 08/10/45	2,925,147	0.1
1,000,000		GS Mortgage Securities Trust 2016-GS2 C, 4.530%, 05/10/49	1,020,105	0.0
3,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/49	2,939,127	0.1
264,586		JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 A4, 5.440%, 06/12/47	264,405	0.0
999,668		JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19 A4, 5.713%, 02/12/49	1,005,746	0.0
378,051		ML-CFC Commercial Mortgage Trust 2007-8 A3, 6.852%, 08/12/49	382,683	0.0
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/48	3,249,014	0.1
2,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/47	2,056,890	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	107,031	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	106,796	0.0
2,000,000		Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/48	2,055,609	0.1
2,000,000		Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/59	2,022,502	0.1
320,000		WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/44	337,811	0.0

	Total Commercial Mortgage-Backed Securities
	(Cost $62,184,554)		62,305,048	1.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.6%
		Federal Home Loan Mortgage Corporation: 9.0%##
6,026,968		2.621%, due 02/01/42	6,383,882	0.2
10,040,000	W	3.000%, due 10/15/26	10,302,821	0.3
27,170,000	W	3.000%, due 12/15/42	26,981,237	0.8
9,046,838		3.000%, due 04/01/45	8,999,793	0.3
9,014,783		3.000%, due 04/01/45	8,972,050	0.3
12,057,337		3.000%, due 11/01/46	12,018,810	0.4
47,387,000	W	3.500%, due 07/15/41	48,525,285	1.5
493,318		3.500%, due 01/01/42	508,252	0.0
2,808,157		3.500%, due 01/01/42	2,885,560	0.1
9,158,038		3.500%, due 08/01/42	9,437,046	0.3
33,733,251		3.500%, due 04/01/43	34,758,933	1.1
36,723,191		3.500%, due 02/01/44	37,842,794	1.1
4,515,000		3.750%, due 03/27/19	4,756,652	0.2
1,817,868		4.000%, due 01/01/25	1,915,555	0.1
218,330		4.000%, due 08/01/40	229,656	0.0
10,452,000	W	4.000%, due 08/15/40	10,978,887	0.3
2,333,521		4.000%, due 04/01/41	2,464,403	0.1
1,898,991		4.000%, due 05/01/41	2,005,443	0.1
68,348		4.000%, due 08/01/41	72,185	0.0
314,104		4.000%, due 12/01/41	330,988	0.0
1,941,617		4.000%, due 01/01/42	2,049,621	0.1
4,096,589		4.000%, due 03/01/42	4,316,424	0.1
131,437		4.000%, due 12/01/42	139,409	0.0
1,469,950		4.000%, due 02/01/44	1,564,910	0.1
1,278,262		4.000%, due 07/01/45	1,343,809	0.1
994,734		4.000%, due 09/01/45	1,045,915	0.0
920,312		4.000%, due 09/01/45	967,666	0.0
1,457,978		4.000%, due 09/01/45	1,533,051	0.1
3,829,631		4.000%, due 11/01/45	4,026,018	0.1
3,288,697		4.000%, due 05/01/46	3,458,193	0.1
11,038		4.500%, due 04/01/23	11,730	0.0
131,201		4.500%, due 03/01/39	141,100	0.0
386,785		4.500%, due 08/01/39	416,307	0.0
642,927		4.500%, due 09/01/39	691,651	0.0
476,299		4.500%, due 09/01/39	513,520	0.0
896,647		4.500%, due 09/01/39	967,874	0.0
989,476		4.500%, due 10/01/39	1,064,473	0.0
1,267,562		4.500%, due 12/01/39	1,364,332	0.1
422,178		4.500%, due 03/01/40	454,326	0.0
853,137		4.500%, due 04/01/40	917,457	0.0
164,409		4.500%, due 06/01/40	177,450	0.0
1,133,942		4.500%, due 07/01/40	1,220,743	0.1
806,291		4.500%, due 07/01/40	865,881	0.0
288,083		4.500%, due 08/01/40	310,155	0.0
855,673		4.500%, due 08/01/40	921,473	0.0
1,071,681		4.500%, due 03/01/41	1,154,019	0.1
273,266		4.500%, due 03/01/41	294,002	0.0
395,265		4.500%, due 04/01/41	425,726	0.0
1,024,495		4.500%, due 06/01/41	1,103,181	0.0
967,765		4.500%, due 07/01/41	1,044,752	0.0
4,785,145		4.500%, due 08/01/41	5,168,064	0.2
340,521		4.500%, due 08/01/41	365,833	0.0
27,188		5.000%, due 03/01/34	29,829	0.0
208,313		5.000%, due 12/01/34	228,867	0.0
705,850		5.000%, due 08/01/35	771,566	0.0
195,646		5.000%, due 08/01/35	214,079	0.0
218,300		5.000%, due 10/01/35	238,518	0.0
253,688		5.000%, due 10/01/35	277,712	0.0
307,050		5.000%, due 10/01/35	334,682	0.0
510,448		5.000%, due 12/01/35	557,814	0.0
69,924		5.000%, due 04/01/36	76,484	0.0
225,509		5.000%, due 11/01/36	246,447	0.0
165,550		5.000%, due 02/01/37	181,190	0.0
131,289		5.000%, due 05/01/37	143,623	0.0
1,915,927		5.000%, due 10/01/37	2,096,779	0.1
1,040,890		5.000%, due 03/01/38	1,136,034	0.0
353,876		5.000%, due 03/01/38	387,498	0.0
485,994		5.000%, due 03/01/38	531,582	0.0
349,074		5.000%, due 04/01/38	380,171	0.0
34,597		5.000%, due 10/01/38	37,681	0.0
133,228		5.000%, due 06/01/40	145,359	0.0
297,989		5.000%, due 08/01/40	325,164	0.0
825,717		5.000%, due 04/01/41	902,476	0.0
122,968		5.490%, due 02/01/37	136,238	0.0
465,991		5.500%, due 12/01/24	495,131	0.0
159,037		5.500%, due 09/01/34	178,391	0.0
152,085		5.500%, due 01/01/35	171,015	0.0
89,955		5.500%, due 09/01/35	101,437	0.0
1,717,113		5.500%, due 09/01/35	1,931,455	0.1
1,216,639		5.500%, due 10/01/35	1,348,739	0.1
120,751		5.500%, due 03/01/36	134,074	0.0
646,645		5.500%, due 03/01/36	725,562	0.0

See Accompanying Notes to Financial Statements

119

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

74,855	5.500%, due 05/01/36	83,578	0.0
481,302	5.500%, due 06/01/36	542,413	0.0
7,969	5.500%, due 07/01/36	8,952	0.0
32,756	5.500%, due 07/01/36	36,447	0.0
222,333	5.500%, due 07/01/36	249,069	0.0
58,016	5.500%, due 10/01/36	64,879	0.0
226,812	5.500%, due 11/01/36	253,112	0.0
136,768	5.500%, due 12/01/36	152,722	0.0
166,852	5.500%, due 12/01/36	186,345	0.0
12,719	5.500%, due 12/01/36	14,096	0.0
161,999	5.500%, due 02/01/37	180,374	0.0
18,948	5.500%, due 02/01/37	21,276	0.0
50,015	5.500%, due 05/01/37	55,508	0.0
7,893	5.500%, due 06/01/37	8,819	0.0
119,748	5.500%, due 12/01/37	132,981	0.0
44,519	5.500%, due 03/01/38	49,625	0.0
23,602	5.500%, due 06/01/38	26,313	0.0
10,864	5.500%, due 06/01/38	12,060	0.0
14,396	5.500%, due 08/01/38	15,955	0.0
2,923	5.500%, due 10/01/38	3,261	0.0
1,486,514	5.500%, due 11/01/38	1,670,984	0.1
33,838	5.500%, due 12/01/38	37,709	0.0
30,482	5.500%, due 12/01/38	33,891	0.0
24,880	5.500%, due 12/01/38	27,774	0.0
250,563	5.500%, due 01/01/39	279,543	0.0
41,403	5.500%, due 01/01/39	46,250	0.0
173,629	5.500%, due 01/01/40	192,930	0.0
174,135	5.500%, due 01/01/40	194,116	0.0
141,294	5.500%, due 03/01/40	157,149	0.0
138,009	5.500%, due 01/01/41	153,141	0.0
97,365	5.750%, due 05/01/37	108,884	0.0
297,441	5.800%, due 07/01/37	332,698	0.0
184,413	5.800%, due 08/01/37	206,660	0.0
91,119	5.800%, due 09/01/37	102,094	0.0
267,251	5.800%, due 09/01/37	299,814	0.0
9,950	6.000%, due 04/01/28	11,390	0.0
95,553	6.000%, due 07/01/28	108,016	0.0
907	6.000%, due 04/01/36	1,035	0.0
5,732	6.000%, due 04/01/36	6,508	0.0
20,424	6.000%, due 04/01/36	23,337	0.0
65,287	6.000%, due 06/01/36	74,490	0.0
23,879	6.000%, due 07/01/36	27,174	0.0
11,930	6.000%, due 08/01/36	13,613	0.0
143,293	6.000%, due 08/01/36	161,983	0.0
20,866	6.000%, due 08/01/36	23,759	0.0
116,078	6.000%, due 01/01/37	132,040	0.0
98,064	6.000%, due 02/01/37	111,749	0.0
6,628	6.000%, due 04/01/37	7,516	0.0
34,574	6.000%, due 06/01/37	39,339	0.0
3,010	6.000%, due 06/01/37	3,421	0.0
17,071	6.000%, due 07/01/37	19,377	0.0
682	6.000%, due 07/01/37	775	0.0
8,278	6.000%, due 08/01/37	9,358	0.0
14,495	6.000%, due 08/01/37	16,385	0.0
226,170	6.000%, due 08/01/37	256,437	0.0
17,653	6.000%, due 08/01/37	19,957	0.0
3,652	6.000%, due 08/01/37	4,128	0.0
8,438	6.000%, due 08/01/37	9,539	0.0
68,452	6.000%, due 08/01/37	77,696	0.0
29,791	6.000%, due 09/01/37	33,953	0.0
14,664	6.000%, due 09/01/37	16,600	0.0
5,308	6.000%, due 09/01/37	6,001	0.0
21,087	6.000%, due 10/01/37	23,837	0.0
31,401	6.000%, due 10/01/37	35,543	0.0
23,693	6.000%, due 10/01/37	26,856	0.0
10,374	6.000%, due 10/01/37	11,727	0.0
61,429	6.000%, due 11/01/37	69,559	0.0
5,997	6.000%, due 11/01/37	6,779	0.0
6,296	6.000%, due 11/01/37	7,143	0.0
2,878	6.000%, due 12/01/37	3,254	0.0
93,848		6.000%, due 12/01/37	106,294	0.0
4,387		6.000%, due 01/01/38	4,968	0.0
42,845		6.000%, due 01/01/38	48,599	0.0
48,102		6.000%, due 01/01/38	54,376	0.0
40,879		6.000%, due 02/01/38	46,211	0.0
6,008		6.000%, due 02/01/38	6,791	0.0
58,507		6.000%, due 05/01/38	66,475	0.0
3,858		6.000%, due 06/01/38	4,366	0.0
121,144		6.000%, due 07/01/38	137,340	0.0
79,392		6.000%, due 07/01/38	89,904	0.0
32,858		6.000%, due 08/01/38	37,143	0.0
20,044		6.000%, due 09/01/38	22,734	0.0
2,159		6.000%, due 09/01/38	2,441	0.0
696,803		6.000%, due 09/01/38	787,687	0.0
45,334		6.000%, due 09/01/38	51,247	0.0
27,150		6.000%, due 11/01/38	30,736	0.0
235,547		6.000%, due 01/01/39	266,270	0.0
389,533		6.000%, due 04/01/39	441,617	0.0
70,624		6.000%, due 08/01/39	79,885	0.0
140,212		6.000%, due 10/01/39	158,788	0.0
39,285		6.000%, due 11/01/39	44,496	0.0
140,202		6.000%, due 11/01/39	158,815	0.0
43,306		6.000%, due 11/01/39	48,955	0.0
4,593		6.000%, due 12/01/39	5,199	0.0
158,803		6.000%, due 05/01/40	180,291	0.0
46,061		6.150%, due 12/01/37	52,438	0.0
64,132		6.150%, due 12/01/37	72,943	0.0
81,722		6.150%, due 01/01/38	92,381	0.0
201,430		6.150%, due 02/01/38	227,702	0.0
172,124		6.150%, due 02/01/38	194,574	0.0
840,000		6.250%, due 07/15/32	1,156,449	0.1
22,411		6.500%, due 06/01/36	25,687	0.0
3,844		6.500%, due 08/01/36	4,360	0.0
81,909		6.500%, due 10/01/36	94,025	0.0
4,731		6.500%, due 10/01/36	5,552	0.0
38,202		6.500%, due 07/01/37	43,501	0.0
11,494		6.500%, due 09/01/37	12,991	0.0
12,330		6.500%, due 09/01/37	13,935	0.0
7,696		6.500%, due 10/01/37	8,700	0.0
32,599		6.500%, due 11/01/37	37,994	0.0
43,447		6.500%, due 04/01/38	49,798	0.0
14,641		6.500%, due 04/01/38	16,651	0.0
913		6.500%, due 05/01/38	1,033	0.0
5,992		6.500%, due 05/01/38	6,775	0.0
2,319		6.500%, due 07/01/38	2,620	0.0
2,689		6.500%, due 08/01/38	3,049	0.0
8,702		6.500%, due 09/01/38	9,834	0.0
402		6.500%, due 10/01/38	454	0.0
10,937		6.500%, due 10/01/38	12,361	0.0
17,315		6.500%, due 11/01/38	19,757	0.0
61,454		6.500%, due 12/01/38	69,442	0.0
689,112		6.500%, due 12/01/38	778,903	0.0
16,983		6.500%, due 12/01/38	19,196	0.0
7,920		6.500%, due 12/01/38	8,949	0.0
2,923		6.500%, due 12/01/38	3,304	0.0
3,907		6.500%, due 01/01/39	4,538	0.0
2,540,000		6.750%, due 03/15/31	3,584,755	0.1
			301,732,869	9.0

		Federal National Mortgage Association: 12.0%##
2,420,000		1.500%, due 06/22/20	2,407,588	0.1
7,730,820		2.500%, due 09/01/27	7,757,125	0.2
11,127,558		2.500%, due 06/01/30	11,158,402	0.4
7,431,037		2.500%, due 06/01/30	7,451,638	0.2
4,634,113		2.500%, due 07/01/30	4,646,962	0.2
19,076,000	W	2.500%, due 01/23/32	19,107,669	0.6
3,722,931		3.000%, due 06/01/26	3,842,657	0.1
10,730,627		3.000%, due 08/01/30	11,031,805	0.3
4,952,931		3.000%, due 09/01/30	5,094,768	0.2
25,991,140		3.000%, due 12/01/42	25,991,865	0.8

See Accompanying Notes to Financial Statements

120

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

14,092,225		3.000%, due 07/01/43	14,092,619	0.4
7,347,176		3.000%, due 09/01/43	7,347,376	0.2
2,861,936		3.000%, due 08/01/46	2,848,708	0.1
13,790,000	W	3.000%, due 01/18/47	13,700,254	0.4
395,391		3.500%, due 08/01/26	412,589	0.0
587,280		3.500%, due 08/01/26	612,972	0.0
29,162		3.500%, due 09/01/26	30,424	0.0
327,941		3.500%, due 10/01/26	342,257	0.0
880,951		3.500%, due 10/01/26	919,525	0.0
1,538,291		3.500%, due 11/01/26	1,604,227	0.1
1,570,082		3.500%, due 12/01/26	1,637,401	0.1
1,590,987		3.500%, due 12/01/26	1,660,280	0.1
1,889,032		3.500%, due 01/01/27	1,972,775	0.1
1,706,498		3.500%, due 03/01/41	1,760,271	0.1
2,203,018		3.500%, due 12/01/41	2,272,431	0.1
3,897,311		3.500%, due 01/01/42	4,020,282	0.1
8,591,784		3.500%, due 10/01/42	8,858,994	0.3
18,376,596		3.500%, due 11/01/42	18,949,110	0.6
7,800,454		3.500%, due 01/01/46	8,026,706	0.3
11,371,412		3.500%, due 02/01/46	11,701,244	0.4
5,683,611		3.500%, due 02/01/46	5,848,466	0.2
1,494,163		3.720%, due 10/01/29	1,558,086	0.1
22,992		4.000%, due 11/01/20	23,681	0.0
33,141		4.000%, due 07/01/22	34,158	0.0
14,224		4.000%, due 04/01/23	15,012	0.0
5,701		4.000%, due 05/01/23	5,875	0.0
19,166		4.000%, due 07/01/23	19,758	0.0
49,669		4.000%, due 03/01/24	52,455	0.0
67,088		4.000%, due 03/01/24	70,841	0.0
34,394		4.000%, due 04/01/24	36,325	0.0
1,505		4.000%, due 04/01/24	1,578	0.0
263,082		4.000%, due 07/01/24	277,980	0.0
91,208		4.000%, due 07/01/24	95,696	0.0
4,237		4.000%, due 08/01/24	4,474	0.0
88,080		4.000%, due 01/01/25	93,114	0.0
77,684		4.000%, due 02/01/25	82,092	0.0
404,127		4.000%, due 02/01/25	426,994	0.0
299,257		4.000%, due 06/01/25	311,094	0.0
6,733		4.000%, due 07/01/25	7,083	0.0
41,447		4.000%, due 09/01/25	43,579	0.0
42,717		4.000%, due 09/01/25	44,041	0.0
508,631		4.000%, due 12/01/25	524,357	0.0
484,829		4.000%, due 02/01/26	512,217	0.0
94,129		4.000%, due 03/01/26	98,676	0.0
151,783		4.000%, due 04/01/26	160,320	0.0
322,200		4.000%, due 04/01/26	340,068	0.0
1,054,038		4.000%, due 04/01/26	1,113,651	0.1
538,186		4.000%, due 05/01/26	568,618	0.0
281,897		4.000%, due 09/01/26	298,121	0.0
1,130,441		4.000%, due 10/01/40	1,197,129	0.1
294,075		4.000%, due 10/01/40	309,850	0.0
22,557,710		4.000%, due 11/01/40	23,741,065	0.7
1,886,333		4.000%, due 12/01/40	1,984,266	0.1
2,444,573		4.000%, due 12/01/40	2,588,921	0.1
4,139,231		4.000%, due 02/01/41	4,371,005	0.1
630,268		4.000%, due 03/01/41	664,196	0.0
662,743		4.000%, due 04/01/41	699,863	0.0
1,001,615		4.000%, due 08/01/41	1,060,494	0.0
521,123		4.000%, due 09/01/41	548,663	0.0
5,690,621		4.000%, due 11/01/41	6,012,248	0.2
865,823		4.000%, due 12/01/41	911,188	0.0
1,739,937		4.000%, due 01/01/42	1,838,616	0.1
977,829		4.000%, due 07/01/42	1,032,774	0.0
3,790,615		4.000%, due 12/01/42	4,003,002	0.1
3,032,407		4.000%, due 07/01/43	3,216,175	0.1
1,442,558		4.000%, due 02/01/44	1,529,184	0.1
2,884,747		4.000%, due 02/01/44	3,057,981	0.1
923,560		4.000%, due 03/01/44	973,910	0.0
3,055,391		4.000%, due 05/01/45	3,215,598	0.1
15,709,515		4.000%, due 06/01/45	16,578,959	0.5
2,498,247	4.000%, due 07/01/45	2,635,981	0.1
4,952,206	4.000%, due 07/01/45	5,249,421	0.2
4,232,820	4.000%, due 07/01/45	4,481,650	0.2
3,549,512	4.000%, due 07/01/45	3,760,772	0.1
4,886	4.500%, due 05/01/19	5,023	0.0
13,197	4.500%, due 05/01/19	13,590	0.0
15,961	4.500%, due 01/01/20	16,535	0.0
11,749	4.500%, due 08/01/20	12,107	0.0
3,061	4.500%, due 06/01/22	3,147	0.0
906	4.500%, due 07/01/22	931	0.0
36,264	4.500%, due 11/01/22	37,871	0.0
7,877	4.500%, due 02/01/23	8,367	0.0
47,343	4.500%, due 02/01/23	49,724	0.0
1,010	4.500%, due 03/01/23	1,073	0.0
208,793	4.500%, due 03/01/23	221,695	0.0
3,968	4.500%, due 03/01/23	4,207	0.0
1,997	4.500%, due 04/01/23	2,097	0.0
105,379	4.500%, due 04/01/23	111,386	0.0
33,536	4.500%, due 04/01/23	35,614	0.0
146,778	4.500%, due 04/01/23	155,880	0.0
29,058	4.500%, due 04/01/23	30,849	0.0
158,459	4.500%, due 05/01/23	168,234	0.0
4,072	4.500%, due 05/01/23	4,324	0.0
2,375	4.500%, due 05/01/23	2,521	0.0
1,448	4.500%, due 05/01/23	1,538	0.0
4,672	4.500%, due 07/01/23	4,803	0.0
12,461	4.500%, due 01/01/24	12,813	0.0
523,316	4.500%, due 07/01/24	556,514	0.0
725,636	4.500%, due 08/01/24	768,464	0.0
30,975	4.500%, due 09/01/24	32,329	0.0
320,160	4.500%, due 09/01/24	337,616	0.0
101,904	4.500%, due 09/01/24	108,278	0.0
22,906	4.500%, due 09/01/24	24,062	0.0
224,110	4.500%, due 10/01/24	238,302	0.0
74,261	4.500%, due 10/01/24	76,853	0.0
97,887	4.500%, due 10/01/24	101,297	0.0
113,548	4.500%, due 11/01/24	120,668	0.0
3,334	4.500%, due 11/01/24	3,428	0.0
28,919	4.500%, due 11/01/24	29,735	0.0
172,801	4.500%, due 11/01/24	183,693	0.0
8,393	4.500%, due 11/01/24	8,630	0.0
22,467	4.500%, due 11/01/24	23,100	0.0
147,382	4.500%, due 12/01/24	156,697	0.0
231,192	4.500%, due 12/01/24	237,715	0.0
3,098	4.500%, due 01/01/25	3,240	0.0
244,467	4.500%, due 01/01/25	258,353	0.0
205,670	4.500%, due 01/01/25	218,372	0.0
627,224	4.500%, due 05/01/25	666,947	0.0
35,410	4.500%, due 08/01/25	36,960	0.0
612,247	4.500%, due 01/01/26	646,884	0.0
193,690	4.500%, due 04/01/26	199,155	0.0
6,545	4.500%, due 06/01/34	7,079	0.0
31,116	4.500%, due 05/01/35	33,641	0.0
2,937	4.500%, due 03/01/38	3,168	0.0
11,314	4.500%, due 05/01/38	12,174	0.0
1,328	4.500%, due 05/01/38	1,429	0.0
23,347	4.500%, due 06/01/38	25,246	0.0
11,810	4.500%, due 07/01/38	12,707	0.0
9,696	4.500%, due 07/01/38	10,433	0.0
29,398	4.500%, due 09/01/38	31,633	0.0
935,115	4.500%, due 03/01/39	1,008,260	0.0
47,336	4.500%, due 04/01/39	50,938	0.0
32,124	4.500%, due 04/01/39	34,566	0.0
1,075,446	4.500%, due 07/01/39	1,158,207	0.1
2,640,664	4.500%, due 09/01/39	2,850,601	0.1
1,813,496	4.500%, due 10/01/39	1,956,131	0.1
575,957	4.500%, due 12/01/39	621,644	0.0
732,148	4.500%, due 12/01/39	788,617	0.0
618,699	4.500%, due 12/01/39	665,731	0.0
381,451	4.500%, due 03/01/40	411,892	0.0

See Accompanying Notes to Financial Statements

121

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

463,278	4.500%, due 10/01/40	500,535	0.0
544,507	4.500%, due 10/01/40	587,324	0.0
471,297	4.500%, due 10/01/40	508,691	0.0
1,089,395	4.500%, due 03/01/41	1,176,895	0.1
833,578	4.500%, due 04/01/41	899,823	0.0
4,450,972	4.500%, due 06/01/41	4,801,611	0.2
531,114	4.500%, due 06/01/41	573,265	0.0
446,215	4.500%, due 06/01/41	481,034	0.0
394,855	4.500%, due 06/01/41	424,947	0.0
208,159	4.500%, due 07/01/41	224,951	0.0
257,057	4.500%, due 07/01/41	277,838	0.0
7,380,500	4.500%, due 07/01/41	7,962,592	0.3
2,540,401	4.500%, due 08/01/41	2,744,931	0.1
1,904,525	4.500%, due 08/01/41	2,049,302	0.1
476,102	4.500%, due 08/01/41	514,461	0.0
37,492	5.000%, due 01/01/18	38,387	0.0
14,347	5.000%, due 01/01/18	14,690	0.0
37,857	5.000%, due 02/01/18	38,770	0.0
7,287	5.000%, due 04/01/18	7,461	0.0
920	5.000%, due 02/01/20	958	0.0
2,290	5.000%, due 06/01/21	2,365	0.0
13,753	5.000%, due 11/01/21	14,123	0.0
30,983	5.000%, due 01/01/22	32,053	0.0
1,237	5.000%, due 02/01/22	1,292	0.0
2,392	5.000%, due 04/01/22	2,449	0.0
442	5.000%, due 06/01/22	453	0.0
55,102	5.000%, due 06/01/22	58,856	0.0
31,702	5.000%, due 06/01/22	33,799	0.0
3,845	5.000%, due 06/01/22	3,937	0.0
24,690	5.000%, due 07/01/22	25,305	0.0
878	5.000%, due 07/01/22	899	0.0
11,582	5.000%, due 08/01/22	11,860	0.0
11,303	5.000%, due 09/01/22	11,574	0.0
19,975	5.000%, due 12/01/22	20,453	0.0
1,732	5.000%, due 01/01/23	1,850	0.0
26,043	5.000%, due 01/01/23	27,697	0.0
965	5.000%, due 02/01/23	988	0.0
85,602	5.000%, due 02/01/23	91,142	0.0
325,235	5.000%, due 02/01/23	347,433	0.0
19,949	5.000%, due 03/01/23	20,427	0.0
63,658	5.000%, due 03/01/23	65,858	0.0
1,480	5.000%, due 03/01/23	1,580	0.0
47,587	5.000%, due 03/01/23	50,705	0.0
11,178	5.000%, due 03/01/23	11,937	0.0
12,142	5.000%, due 04/01/23	12,977	0.0
11,555	5.000%, due 04/01/23	11,832	0.0
43,340	5.000%, due 04/01/23	46,087	0.0
39,972	5.000%, due 04/01/23	41,795	0.0
20,858	5.000%, due 05/01/23	22,280	0.0
12,586	5.000%, due 05/01/23	13,190	0.0
3,927	5.000%, due 05/01/23	4,021	0.0
18,594	5.000%, due 06/01/23	19,767	0.0
43,336	5.000%, due 06/01/23	45,280	0.0
16,312	5.000%, due 06/01/23	16,880	0.0
4,043	5.000%, due 06/01/23	4,139	0.0
36,585	5.000%, due 06/01/23	37,461	0.0
309,920	5.000%, due 07/01/23	328,958	0.0
123,045	5.000%, due 08/01/23	131,145	0.0
593	5.000%, due 09/01/23	631	0.0
18,314	5.000%, due 02/01/24	19,546	0.0
125,893	5.000%, due 03/01/24	134,382	0.0
38,023	5.000%, due 04/01/24	38,933	0.0
19,095	5.000%, due 04/01/24	20,181	0.0
74,594	5.000%, due 05/01/24	77,221	0.0
162,762	5.000%, due 06/01/24	170,373	0.0
433,234	5.000%, due 08/01/24	458,441	0.0
147,061	5.000%, due 07/01/33	160,223	0.0
119,436	5.000%, due 02/01/34	130,205	0.0
43,746	5.000%, due 11/01/34	47,895	0.0
3,202,521	5.000%, due 02/01/35	3,506,658	0.1
596,550	5.000%, due 06/01/35	655,151	0.0
40,123	5.000%, due 08/01/35	43,808	0.0
689,228	5.000%, due 09/01/35	752,656	0.0
167,082	5.000%, due 09/01/35	182,557	0.0
447,501	5.000%, due 09/01/35	489,058	0.0
55,011	5.000%, due 10/01/35	60,073	0.0
687,593	5.000%, due 03/01/36	751,561	0.0
871,757	5.000%, due 03/01/36	952,346	0.0
613,686	5.000%, due 05/01/36	669,896	0.0
7,416	5.000%, due 05/01/36	8,102	0.0
115,891	5.000%, due 06/01/36	126,663	0.0
1,211,660	5.000%, due 12/01/36	1,324,404	0.1
93,049	5.000%, due 12/01/36	101,725	0.0
283,940	5.000%, due 07/01/37	310,338	0.0
247,341	5.000%, due 01/01/38	270,658	0.0
429,241	5.000%, due 02/01/38	468,558	0.0
921,289	5.000%, due 02/01/38	1,006,405	0.0
603,015	5.000%, due 08/01/38	658,923	0.0
144,943	5.000%, due 07/01/40	158,756	0.0
393,499	5.000%, due 07/01/40	429,489	0.0
13,931	5.500%, due 10/01/17	14,059	0.0
2,341	5.500%, due 11/01/17	2,361	0.0
14,065	5.500%, due 11/01/17	14,178	0.0
6,510	5.500%, due 09/01/18	6,642	0.0
6,787	5.500%, due 07/01/20	6,894	0.0
1,252	5.500%, due 04/01/21	1,328	0.0
9,985	5.500%, due 10/01/21	10,407	0.0
5,202	5.500%, due 11/01/21	5,426	0.0
68,258	5.500%, due 11/01/21	71,970	0.0
248,417	5.500%, due 11/01/21	263,314	0.0
72,901	5.500%, due 12/01/21	76,200	0.0
250,597	5.500%, due 12/01/21	265,991	0.0
254,910	5.500%, due 12/01/21	272,764	0.0
41,104	5.500%, due 01/01/22	43,094	0.0
8,742	5.500%, due 01/01/22	9,232	0.0
6,310	5.500%, due 01/01/22	6,736	0.0
42,656	5.500%, due 02/01/22	45,711	0.0
2,534	5.500%, due 04/01/22	2,699	0.0
33,146	5.500%, due 06/01/22	35,095	0.0
31,693	5.500%, due 06/01/22	33,777	0.0
49,596	5.500%, due 07/01/22	53,411	0.0
2,148	5.500%, due 07/01/22	2,218	0.0
3,692	5.500%, due 07/01/22	3,962	0.0
4,439	5.500%, due 08/01/22	4,654	0.0
16,777	5.500%, due 09/01/22	17,871	0.0
82,009	5.500%, due 09/01/22	87,983	0.0
96,083	5.500%, due 11/01/22	101,278	0.0
12,401	5.500%, due 01/01/23	13,360	0.0
10,751	5.500%, due 02/01/23	11,470	0.0
13,627	5.500%, due 03/01/23	14,580	0.0
5,938	5.500%, due 04/01/23	6,370	0.0
23,124	5.500%, due 06/01/23	24,492	0.0
20,389	5.500%, due 08/01/23	21,978	0.0
50,951	5.500%, due 08/01/23	54,539	0.0
9,518	5.500%, due 08/01/23	10,151	0.0
3,355	5.500%, due 08/01/23	3,584	0.0
56,294	5.500%, due 09/01/23	59,929	0.0
10,277	5.500%, due 10/01/23	10,474	0.0
94,929	5.500%, due 11/01/23	102,488	0.0
3,214	5.500%, due 11/01/23	3,407	0.0
5,305	5.500%, due 11/01/23	5,630	0.0
140,721	5.500%, due 02/01/24	152,261	0.0
2,030	5.500%, due 03/01/24	2,074	0.0
12,439	5.500%, due 07/01/24	13,519	0.0
62,349	5.500%, due 07/01/24	65,316	0.0
83,709	5.500%, due 05/01/25	86,325	0.0
68,049	5.500%, due 08/01/25	71,288	0.0
4,770	5.500%, due 07/01/27	5,301	0.0
1,099	5.500%, due 08/01/27	1,222	0.0
189,177	5.500%, due 03/01/34	211,991	0.0

See Accompanying Notes to Financial Statements

122

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

164,640	5.500%, due 04/01/34	184,768	0.0
75,517	5.500%, due 11/01/34	84,739	0.0
69,688	5.500%, due 12/01/34	78,089	0.0
957,343	5.500%, due 02/01/35	1,074,145	0.0
127,261	5.500%, due 05/01/35	142,766	0.0
1,224,821	5.500%, due 09/01/35	1,372,450	0.1
135,533	5.500%, due 09/01/35	151,408	0.0
189,840	5.500%, due 04/01/36	212,466	0.0
117,507	5.500%, due 04/01/36	130,670	0.0
36,864	5.500%, due 05/01/36	41,033	0.0
124,987	5.500%, due 06/01/36	139,844	0.0
455,264	5.500%, due 07/01/36	510,321	0.0
256,748	5.500%, due 11/01/36	287,307	0.0
382,861	5.500%, due 12/01/36	428,446	0.0
74,993	5.500%, due 12/01/36	84,057	0.0
948,458	5.500%, due 12/01/36	1,059,750	0.0
127,615	5.500%, due 01/01/37	143,132	0.0
1,210,575	5.500%, due 03/01/37	1,354,523	0.1
568,343	5.500%, due 03/01/37	634,777	0.0
110,777	5.500%, due 03/01/37	123,684	0.0
493,729	5.500%, due 08/01/37	552,920	0.0
1,673	5.500%, due 01/01/38	1,866	0.0
5,622	5.500%, due 01/01/38	6,286	0.0
1,752	5.500%, due 01/01/38	1,958	0.0
20,276	5.500%, due 03/01/38	22,668	0.0
41,965	5.500%, due 05/01/38	46,899	0.0
77,828	5.500%, due 06/01/38	86,955	0.0
2,166,421	5.500%, due 09/01/38	2,424,005	0.1
524,894	5.500%, due 12/01/38	587,473	0.0
139,289	5.500%, due 06/01/39	155,468	0.0
57,314	5.500%, due 04/01/40	63,760	0.0
126,222	5.500%, due 05/01/40	140,414	0.0
256,939	5.500%, due 06/01/40	285,840	0.0
20,933	5.500%, due 07/01/40	23,387	0.0
166,229	5.700%, due 07/01/36	181,418	0.0
19,488	5.700%, due 07/01/36	19,557	0.0
28,278	6.000%, due 10/01/18	29,158	0.0
15,145	6.000%, due 01/01/34	17,354	0.0
4,954	6.000%, due 07/01/34	5,610	0.0
96,224	6.000%, due 12/01/34	110,092	0.0
55,256	6.000%, due 05/01/35	62,897	0.0
35,724	6.000%, due 01/01/36	40,450	0.0
95,525	6.000%, due 01/01/36	108,896	0.0
35,332	6.000%, due 02/01/36	40,041	0.0
23,419	6.000%, due 03/01/36	26,599	0.0
58,777	6.000%, due 03/01/36	66,707	0.0
19,693	6.000%, due 04/01/36	22,465	0.0
44,212	6.000%, due 04/01/36	50,078	0.0
93,995	6.000%, due 05/01/36	106,406	0.0
745	6.000%, due 06/01/36	844	0.0
3,651	6.000%, due 08/01/36	4,133	0.0
18,962	6.000%, due 08/01/36	21,491	0.0
118,077	6.000%, due 09/01/36	133,734	0.0
48,469	6.000%, due 09/01/36	54,868	0.0
40,846	6.000%, due 09/01/36	46,319	0.0
76,874	6.000%, due 09/01/36	87,024	0.0
24,173	6.000%, due 10/01/36	27,365	0.0
22,341	6.000%, due 10/01/36	25,290	0.0
719,171	6.000%, due 12/01/36	814,771	0.0
210,058	6.000%, due 12/01/36	237,922	0.0
77,469	6.000%, due 01/01/37	87,717	0.0
11,951	6.000%, due 02/01/37	13,554	0.0
5,959	6.000%, due 04/01/37	6,748	0.0
179,161	6.000%, due 07/01/37	203,258	0.0
47,689	6.000%, due 08/01/37	53,992	0.0
4,564	6.000%, due 08/01/37	5,170	0.0
5,537	6.000%, due 08/01/37	6,268	0.0
2,940	6.000%, due 09/01/37	3,328	0.0
65,369	6.000%, due 09/01/37	74,000	0.0
26,711	6.000%, due 09/01/37	30,241	0.0
821	6.000%, due 09/01/37	930	0.0
10,763	6.000%, due 09/01/37	12,184	0.0
48,275	6.000%, due 09/01/37	54,691	0.0
9,141	6.000%, due 09/01/37	10,352	0.0
3,064	6.000%, due 10/01/37	3,469	0.0
799	6.000%, due 10/01/37	905	0.0
7,341	6.000%, due 10/01/37	8,310	0.0
2,880	6.000%, due 10/01/37	3,261	0.0
26,782	6.000%, due 11/01/37	30,323	0.0
8,329	6.000%, due 11/01/37	9,434	0.0
59,861	6.000%, due 11/01/37	67,865	0.0
98,209	6.000%, due 11/01/37	111,175	0.0
28,698	6.000%, due 11/01/37	32,487	0.0
7,752	6.000%, due 11/01/37	8,775	0.0
23,884	6.000%, due 11/01/37	27,038	0.0
83,391	6.000%, due 12/01/37	94,467	0.0
48,165	6.000%, due 12/01/37	54,534	0.0
16,193	6.000%, due 12/01/37	18,336	0.0
24,306	6.000%, due 12/01/37	27,550	0.0
35,999	6.000%, due 01/01/38	40,752	0.0
5,465	6.000%, due 01/01/38	6,187	0.0
183,685	6.000%, due 02/01/38	208,151	0.0
816	6.000%, due 02/01/38	924	0.0
8,911	6.000%, due 03/01/38	10,092	0.0
134,307	6.000%, due 03/01/38	152,040	0.0
40,498	6.000%, due 04/01/38	45,853	0.0
581,332	6.000%, due 04/01/38	659,374	0.0
50,017	6.000%, due 05/01/38	56,621	0.0
52,570	6.000%, due 05/01/38	59,511	0.0
3,828	6.000%, due 06/01/38	4,333	0.0
16,061	6.000%, due 07/01/38	18,181	0.0
44,336	6.000%, due 07/01/38	50,190	0.0
961	6.000%, due 08/01/38	1,088	0.0
5,426	6.000%, due 08/01/38	6,202	0.0
14,119	6.000%, due 09/01/38	15,983	0.0
34,386	6.000%, due 09/01/38	39,320	0.0
75,647	6.000%, due 09/01/38	85,635	0.0
98,191	6.000%, due 10/01/38	111,155	0.0
6,024	6.000%, due 10/01/38	6,820	0.0
23,355	6.000%, due 10/01/38	26,439	0.0
408,155	6.000%, due 10/01/38	462,045	0.0
168,447	6.000%, due 10/01/38	190,834	0.0
25,857	6.000%, due 05/01/39	29,271	0.0
1,282,664	6.000%, due 10/01/39	1,455,269	0.1
30,245	6.000%, due 11/01/39	34,248	0.0
27,641	6.500%, due 04/01/28	31,287	0.0
1,329	6.500%, due 04/01/30	1,505	0.0
65,983	6.500%, due 02/01/34	74,679	0.0
11,595	6.500%, due 11/01/34	13,548	0.0
29,428	6.500%, due 01/01/36	34,117	0.0
56,022	6.500%, due 03/01/36	66,063	0.0
154,302	6.500%, due 04/01/36	179,131	0.0
1,861	6.500%, due 05/01/36	2,107	0.0
4,561	6.500%, due 06/01/36	5,163	0.0
5,092	6.500%, due 07/01/36	5,848	0.0
2,764	6.500%, due 07/01/36	3,157	0.0
20,127	6.500%, due 07/01/36	23,232	0.0
91,510	6.500%, due 07/01/36	103,595	0.0
43,582	6.500%, due 07/01/36	49,369	0.0
190,892	6.500%, due 07/01/36	218,146	0.0
9,249	6.500%, due 08/01/36	10,473	0.0
4,272	6.500%, due 08/01/36	4,837	0.0
219,618	6.500%, due 09/01/36	249,163	0.0
10,250	6.500%, due 09/01/36	11,605	0.0
30,770	6.500%, due 09/01/36	35,660	0.0
2,267	6.500%, due 09/01/36	2,567	0.0
7,184	6.500%, due 11/01/36	8,134	0.0
1,848	6.500%, due 11/01/36	2,092	0.0
1,741	6.500%, due 12/01/36	1,970	0.0
14,417	6.500%, due 12/01/36	16,316	0.0

See Accompanying Notes to Financial Statements

123

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

4,513		6.500%, due 12/01/36	5,110	0.0
906		6.500%, due 01/01/37	1,064	0.0
7,155		6.500%, due 01/01/37	8,099	0.0
85,597		6.500%, due 01/01/37	97,893	0.0
39,684		6.500%, due 01/01/37	44,943	0.0
24,701		6.500%, due 02/01/37	27,974	0.0
21,987		6.500%, due 03/01/37	24,896	0.0
77,503		6.500%, due 03/01/37	87,776	0.0
176,342		6.500%, due 03/01/37	207,563	0.0
12,708		6.500%, due 03/01/37	14,388	0.0
294		6.500%, due 04/01/37	333	0.0
6,771		6.500%, due 04/01/37	7,666	0.0
1,608		6.500%, due 07/01/37	1,820	0.0
4,057		6.500%, due 08/01/37	4,594	0.0
9,768		6.500%, due 08/01/37	11,253	0.0
6,002		6.500%, due 08/01/37	6,794	0.0
10,929		6.500%, due 09/01/37	12,466	0.0
145,675		6.500%, due 09/01/37	164,936	0.0
576		6.500%, due 09/01/37	652	0.0
2,299		6.500%, due 09/01/37	2,602	0.0
4,671		6.500%, due 09/01/37	5,346	0.0
179,523		6.500%, due 09/01/37	203,276	0.0
27,978		6.500%, due 09/01/37	33,059	0.0
62,514		6.500%, due 10/01/37	73,495	0.0
2,012		6.500%, due 10/01/37	2,378	0.0
4,789		6.500%, due 10/01/37	5,422	0.0
44,134		6.500%, due 10/01/37	52,428	0.0
10,264		6.500%, due 10/01/37	11,857	0.0
196,852		6.500%, due 11/01/37	227,944	0.0
185,034		6.500%, due 12/01/37	214,291	0.0
6,977		6.500%, due 12/01/37	7,901	0.0
3,069		6.500%, due 12/01/37	3,473	0.0
1,554		6.500%, due 12/01/37	1,759	0.0
24,484		6.500%, due 12/01/37	27,760	0.0
14,288		6.500%, due 12/01/37	16,170	0.0
1,466		6.500%, due 12/01/37	1,659	0.0
1,631		6.500%, due 12/01/37	1,847	0.0
976		6.500%, due 01/01/38	1,105	0.0
37,361		6.500%, due 01/01/38	42,389	0.0
1,510		6.500%, due 01/01/38	1,709	0.0
364,401		6.500%, due 02/01/38	419,808	0.0
90,279		6.500%, due 03/01/38	104,835	0.0
104,985		6.500%, due 04/01/38	123,497	0.0
4,355		6.500%, due 05/01/38	4,928	0.0
1,653		6.500%, due 06/01/38	1,871	0.0
373,455		6.500%, due 08/01/38	424,813	0.0
73,969		6.500%, due 08/01/38	83,757	0.0
176,958		6.500%, due 08/01/38	207,758	0.0
65,885		6.500%, due 09/01/38	74,607	0.0
37,296		6.500%, due 09/01/38	42,232	0.0
53,157		6.500%, due 10/01/38	60,175	0.0
6,885		6.500%, due 10/01/38	7,795	0.0
442,959		6.500%, due 10/01/38	501,945	0.0
32,544		6.500%, due 10/01/38	36,887	0.0
78,932		6.500%, due 11/01/38	89,354	0.0
2,506		6.500%, due 01/01/39	2,965	0.0
113,546		6.500%, due 01/01/39	131,807	0.0
50,650		6.500%, due 03/01/39	57,363	0.0
5,700		6.500%, due 09/01/39	6,453	0.0
805,000		6.625%, due 11/15/30	1,119,463	0.1
3,430,000		7.125%, due 01/15/30	4,893,005	0.2
1,560,000		7.250%, due 05/15/30	2,259,772	0.1
			400,511,683	12.0

		Government National Mortgage Association: 6.7%
67,399,000	W	3.000%, due 01/15/43	68,248,068	2.0
4,060,000	W	3.500%, due 10/20/41	4,220,735	0.1
78,359,411		3.500%, due 09/20/46	81,586,483	2.4
11,218,604		4.000%, due 10/20/43	11,953,923	0.4
4,987,260	4.000%, due 03/20/46	5,320,566	0.2
9,107,181	4.000%, due 03/20/46	9,717,878	0.3
1,856,700	4.500%, due 02/20/41	2,000,939	0.1
566,970	4.500%, due 03/20/41	611,336	0.0
2,207,781	4.500%, due 05/20/41	2,380,550	0.1
2,494,766	4.500%, due 06/20/41	2,688,583	0.1
4,615,230	4.500%, due 07/20/41	4,962,844	0.2
1,866,743	4.500%, due 09/20/41	2,012,828	0.1
5,759,779	4.500%, due 10/20/41	6,215,743	0.2
20,610	5.000%, due 10/15/37	22,779	0.0
2,951	5.000%, due 04/15/38	3,251	0.0
120,128	5.000%, due 03/15/39	132,599	0.0
226,298	5.000%, due 08/15/39	249,891	0.0
1,614,668	5.000%, due 09/15/39	1,782,520	0.1
1,742,346	5.000%, due 09/15/39	1,923,880	0.1
1,282,045	5.000%, due 02/15/40	1,406,757	0.0
1,299,931	5.000%, due 04/15/40	1,439,298	0.1
1,986,604	5.000%, due 06/15/40	2,186,152	0.1
82,255	5.000%, due 07/15/40	89,971	0.0
844,307	5.000%, due 04/15/42	923,506	0.0
1,289,038	5.000%, due 04/20/42	1,405,163	0.0
59,456	5.500%, due 07/20/38	65,889	0.0
781,154	5.500%, due 09/20/39	855,853	0.0
55,595	5.500%, due 10/20/39	61,706	0.0
1,291,010	5.500%, due 11/20/39	1,414,993	0.0
31,026	5.500%, due 11/20/39	34,384	0.0
18,536	5.500%, due 12/20/40	20,294	0.0
58,184	5.500%, due 01/20/41	64,857	0.0
202,206	5.500%, due 03/20/41	224,667	0.0
596,867	5.500%, due 04/20/41	671,031	0.0
997,641	5.500%, due 05/20/41	1,108,436	0.0
898,751	5.500%, due 06/20/41	1,008,845	0.0
30,655	6.000%, due 10/15/36	35,297	0.0
80,981	6.000%, due 08/15/37	91,912	0.0
134,150	6.000%, due 11/15/37	152,251	0.0
18,130	6.000%, due 12/15/37	20,566	0.0
39,129	6.000%, due 01/15/38	44,394	0.0
50,803	6.000%, due 01/15/38	57,628	0.0
53,100	6.000%, due 02/15/38	60,234	0.0
225,752	6.000%, due 02/15/38	256,140	0.0
1,160	6.000%, due 02/15/38	1,316	0.0
2,416	6.000%, due 04/15/38	2,741	0.0
340,822	6.000%, due 05/15/38	386,704	0.0
356,573	6.000%, due 05/15/38	404,474	0.0
50,687	6.000%, due 07/15/38	57,496	0.0
82,356	6.000%, due 09/15/38	93,513	0.0
134,642	6.000%, due 11/15/38	152,973	0.0
1,479,732	6.000%, due 08/20/40	1,698,834	0.1
		222,533,671	6.7

		Other U.S. Agency Obligations: 0.9%
22,990,000	1.100%, due 11/06/18	22,862,337	0.7
1,500,000	1.875%, due 08/15/22	1,477,780	0.0
10,000	6.150%, due 01/15/38	13,704	0.0
5,000,000	7.125%, due 05/01/30	7,120,490	0.2
		31,474,311	0.9

	Total U.S. Government Agency Obligations
	(Cost $955,650,542)	956,252,534	28.6

FOREIGN GOVERNMENT BONDS: 2.8%
4,206,000	Asian Development Bank, 1.625%, 03/16/21	4,135,638	0.1
300,000	Asian Development Bank, 2.125%, 03/19/25	289,504	0.0
3,000,000	Colombia Government International Bond, 4.000%, 02/26/24	3,037,500	0.1

See Accompanying Notes to Financial Statements

124

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

1,950,000		Colombia Government International Bond, 7.375%, 09/18/37	2,379,000	0.1
1,000,000		Corp Andina de Fomento, 2.125%, 09/27/21	969,420	0.0
2,964,000		Corp Andina de Fomento, 4.375%, 06/15/22	3,151,799	0.1
5,000,000		European Bank for Reconstruction & Development, 1.000%, 06/15/18	4,968,755	0.2
4,000,000		European Investment Bank, 1.125%, 08/15/19	3,940,212	0.1
6,700,000		European Investment Bank, 1.625%, 06/15/21	6,540,895	0.2
2,000,000		European Investment Bank, 4.000%, 02/16/21	2,146,098	0.1
500,000		Export-Import Bank of Korea, 2.625%, 12/30/20	500,316	0.0
500,000		Export-Import Bank of Korea, 3.250%, 08/12/26	497,175	0.0
1,000,000		Export-Import Bank of Korea, 4.000%, 01/14/24	1,047,670	0.0
1,000,000		Hashemite Kingdom of Jordan Government AID Bond, 2.578%, 06/30/22	1,017,419	0.0
1,000,000		Inter-American Development Bank, 1.875%, 03/15/21	993,666	0.0
1,000,000		Inter-American Development Bank, 3.200%, 08/07/42	955,055	0.0
2,000,000		International Bank for Reconstruction & Development, 1.250%, 07/26/19	1,978,470	0.1
1,000,000		International Finance Corp., 1.250%, 07/16/18	998,800	0.0
1,000,000		Japan Bank for International Cooperation/Japan, 1.750%, 05/28/20	982,350	0.0
500,000	L	Korea International Bond, 4.125%, 06/10/44	574,673	0.0
8,000,000		Mexico Government International Bond, 4.750%, 03/08/44	7,292,000	0.2
1,460,000		Panama Government International Bond, 8.875%, 09/30/27	2,011,150	0.1
4,000,000		Philippine Government International Bond, 6.375%, 01/15/32	5,103,020	0.2
3,405,000		Republic of Poland Government International Bond, 5.125%, 04/21/21	3,719,418	0.1
3,000,000		Province of British Columbia Canada, 2.250%, 06/02/26	2,852,997	0.1
1,000,000		Province of Ontario Canada, 1.875%, 05/21/20	996,523	0.0
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,338,611	0.4
4,000,000		Peruvian Government International Bond, 6.550%, 03/14/37	5,042,000	0.2
155,000		Peruvian Government International Bond, 7.125%, 03/30/19	172,438	0.0
3,140,000		Republic of South Africa Government International Bond, 5.500%, 03/09/20	3,334,366	0.1
5,160,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	5,157,848	0.2
3,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	3,135,000	0.1

	Total Foreign Government Bonds
	(Cost $94,704,058)		94,259,786	2.8

U.S. TREASURY OBLIGATIONS: 36.8%
		U.S. Treasury Bonds: 7.5%
85,925,000	L	2.000%, due 11/15/26	82,550,467	2.5
20,000,000		2.125%, due 05/15/25	19,582,660	0.6
1,352,000		2.250%, due 11/15/25	1,332,987	0.0
24,966,000	L	2.250%, due 08/15/46	20,939,259	0.6
7,000,000		2.500%, due 02/15/46	6,206,676	0.2
9,072,000		2.500%, due 05/15/46	8,042,419	0.2
2,000		2.750%, due 11/15/42	1,885	0.0
9,022,000		3.000%, due 11/15/44	8,894,609	0.3
10,042,000		3.000%, due 11/15/45	9,883,859	0.3
2,882,000		3.125%, due 02/15/43	2,914,777	0.1
5,686,000		3.125%, due 08/15/44	5,743,446	0.2
18,645,000		3.500%, due 02/15/39	20,359,147	0.6
13,888,000		3.625%, due 08/15/43	15,372,613	0.5
14,092,000		3.625%, due 02/15/44	15,590,149	0.5
13,251,000		3.750%, due 11/15/43	14,995,706	0.4
7,845,000		3.875%, due 08/15/40	8,993,280	0.3
6,505,000		4.375%, due 05/15/40	8,024,672	0.2
830,000		6.000%, due 02/15/26	1,072,030	0.0
			250,500,641	7.5

		U.S. Treasury Notes: 29.3%
4,006,000		0.750%, due 10/31/18	3,977,005	0.1
13,454,000		0.875%, due 05/31/18	13,429,056	0.4
5,000,000		1.000%, due 10/15/19	4,944,910	0.1
12,736,000		0.750%, due 10/31/17	12,725,888	0.4
2,285,600		0.750%, due 12/31/17	2,282,069	0.1
10,549,500		0.750%, due 01/31/18	10,528,274	0.3
20,000,000		0.750%, due 02/28/18	19,953,140	0.6
2,006,600		0.750%, due 04/15/18	2,000,608	0.1
7,260,000		0.750%, due 04/30/18	7,236,906	0.2
3,000,000		0.750%, due 07/31/18	2,983,881	0.1
4,498,000		0.750%, due 08/31/18	4,469,726	0.1
10,000,000		0.750%, due 02/15/19	9,899,400	0.3
10,000,000		0.750%, due 07/15/19	9,852,540	0.3
4,033,000		0.750%, due 08/15/19	3,969,960	0.1
2,768,000		0.875%, due 10/15/17	2,768,689	0.1
1,864,000		0.875%, due 11/15/17	1,864,250	0.1
1,918,000		0.875%, due 01/31/18	1,916,765	0.1
12,296,700		0.875%, due 03/31/18	12,282,079	0.4
10,000,000		0.875%, due 04/15/19	9,908,530	0.3
9,004,000		0.875%, due 09/15/19	8,882,716	0.3
785,000		1.000%, due 12/15/17	785,903	0.0
210,800		1.000%, due 03/15/18	210,920	0.0
1,508,000		1.000%, due 05/15/18	1,507,620	0.0
11,774,000		1.000%, due 11/30/18	11,735,240	0.4
10,000,000		1.000%, due 03/15/19	9,945,470	0.3
27,497,000		1.000%, due 08/31/19	27,230,582	0.8

See Accompanying Notes to Financial Statements

125

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

4,770,000		1.000%, due 11/15/19	4,710,881	0.1
10,000,000		1.125%, due 02/28/21	9,723,050	0.3
8,000,000		1.125%, due 08/31/21	7,723,336	0.2
29,467,000		1.250%, due 11/30/18	29,506,368	0.9
10,029,000		1.250%, due 12/15/18	10,039,370	0.3
1,000		1.250%, due 10/31/19	995	0.0
11,755,000		1.250%, due 01/31/20	11,664,063	0.4
3,534,000		1.250%, due 02/29/20	3,504,307	0.1
13,040,000		1.250%, due 10/31/21	12,633,674	0.4
16,756,000		1.375%, due 09/30/18	16,818,684	0.5
630,000		1.375%, due 12/15/19	628,201	0.0
933,000		1.375%, due 01/31/20	929,135	0.0
8,515,000		1.375%, due 02/29/20	8,471,063	0.3
9,022,000		1.375%, due 03/31/20	8,970,827	0.3
7,940,000		1.375%, due 04/30/20	7,885,166	0.2
7,000		1.375%, due 08/31/20	6,923	0.0
10,000,000		1.375%, due 10/31/20	9,871,080	0.3
37,540,000		1.375%, due 04/30/21	36,798,135	1.1
7,000,000		1.375%, due 08/31/23	6,624,352	0.2
5,000,000		1.375%, due 09/30/23	4,729,300	0.1
19,814,000		1.500%, due 12/31/18	19,927,931	0.6
11,925,000		1.500%, due 01/31/19	11,988,656	0.4
5,048,000		1.500%, due 02/28/19	5,075,042	0.2
6,540,000		1.500%, due 03/31/19	6,572,465	0.2
5,304,000		1.500%, due 05/31/19	5,327,486	0.2
7,002,000		1.500%, due 11/30/19	7,013,686	0.2
752,000		1.500%, due 05/31/20	749,343	0.0
4,833,000		1.500%, due 01/31/22	4,719,748	0.1
10,000,000		1.500%, due 02/28/23	9,608,460	0.3
10,000,000		1.500%, due 03/31/23	9,599,000	0.3
4,475,000		1.625%, due 03/31/19	4,509,883	0.1
2,317,000		1.625%, due 04/30/19	2,334,827	0.1
19,814,000		1.625%, due 07/31/19	19,948,319	0.6
12,097,000		1.625%, due 08/31/19	12,177,034	0.4
4,790,000		1.625%, due 12/31/19	4,811,790	0.1
2,976,000		1.625%, due 08/15/22	2,899,618	0.1
6,480,000		1.625%, due 04/30/23	6,260,950	0.2
10,184,000		1.625%, due 05/31/23	9,828,334	0.3
4,046,000		1.625%, due 10/31/23	3,888,433	0.1
24,847,000		1.625%, due 02/15/26	23,185,158	0.7
22,705,000		1.750%, due 09/30/19	22,922,423	0.7
35,000,000	L	1.750%, due 11/30/21	34,708,870	1.0
3,064,000		1.750%, due 02/28/22	3,024,707	0.1
7,810,000		1.750%, due 04/30/22	7,694,888	0.2
18,000,000		1.750%, due 09/30/22	17,642,106	0.5
69,000		1.750%, due 01/31/23	67,343	0.0
8,000,000		1.875%, due 11/30/21	7,971,256	0.2
10,000,000		1.875%, due 05/31/22	9,910,480	0.3
3,003,000		1.875%, due 08/31/22	2,965,303	0.1
24,900,000		2.000%, due 11/30/20	25,141,729	0.8
12,097,000		2.000%, due 02/28/21	12,184,921	0.4
4,000,000		2.000%, due 07/31/22	3,981,600	0.1
20,498,000		2.125%, due 01/31/21	20,757,751	0.6
3,700,000		2.125%, due 09/30/21	3,729,870	0.1
3,774,000		2.125%, due 12/31/21	3,803,033	0.1
10,105,000		2.125%, due 06/30/22	10,131,404	0.3
17,133,000		2.125%, due 11/30/23	17,000,682	0.5
9,810,000		2.250%, due 03/31/21	9,980,527	0.3
8,794,000		2.250%, due 04/30/21	8,941,748	0.3
26,457,000		2.250%, due 11/15/24	26,264,393	0.8
19,590,000		2.375%, due 12/31/20	20,055,400	0.6
9,874,000		2.500%, due 05/15/24	10,010,775	0.3
18,650,000		2.625%, due 04/30/18	19,047,487	0.6
26,255,000		2.750%, due 02/15/19	27,078,829	0.8
36,569,500		2.750%, due 11/15/23	37,736,140	1.1
42,052,000		2.750%, due 02/15/24	43,386,688	1.3
7,790,000		3.500%, due 05/15/20	8,276,797	0.2
4,025,000	8.125%, due 08/15/19	4,720,834	0.1
		978,095,184	29.3

	Total U.S. Treasury Obligations
	(Cost $1,228,782,300)	1,228,595,825	36.8

	Total Long-Term Investments
	(Cost $3,224,643,889)	3,253,586,792	97.4

SHORT-TERM INVESTMENTS: 11.7%
		Corporate Bonds/Notes: 1.0%
1,725,000	Aetna, Inc., 1.500%, 11/15/17	1,723,882	0.1
500,000	# American Honda Finance Corp., 1.500%, 09/11/17	501,275	0.0
500,000	Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	500,484	0.0
250,000	Apple, Inc., 1.050%, 05/05/17	250,185	0.0
300,000	AT&T, Inc., 1.400%, 12/01/17	299,388	0.0
755,000	AT&T, Inc., 1.700%, 06/01/17	756,111	0.0
1,000,000	Bank of America Corp., 3.875%, 03/22/17	1,005,715	0.1
1,000,000	Bank of Montreal, 1.400%, 09/11/17	1,000,152	0.0
1,000,000	BB&T Corp., 1.600%, 08/15/17	1,001,184	0.0
1,000,000	Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	1,001,894	0.1
250,000	BNP Paribas SA, 1.375%, 03/17/17	250,046	0.0
1,500,000	Bristol-Myers Squibb Co., 0.875%, 08/01/17	1,497,991	0.1
500,000	British Telecommunications PLC, 1.250%, 02/14/17	500,039	0.0
500,000	Bunge Ltd. Finance Corp., 3.200%, 06/15/17	503,805	0.0
400,000	Cardinal Health, Inc., 1.900%, 06/15/17	401,128	0.0
300,000	Caterpillar, Inc., 1.500%, 06/26/17	300,404	0.0
500,000	Celgene Corp., 1.900%, 08/15/17	501,653	0.0
1,000,000	Cisco Systems, Inc., 1.100%, 03/03/17	999,887	0.0
500,000	CNOOC Nexen Finance 2014 ULC, 1.625%, 04/30/17	499,705	0.0
2,000,000	Comcast Corp., 6.300%, 11/15/17	2,083,006	0.1
500,000	Commonwealth Bank of Australia/New York NY, 1.900%, 09/18/17	502,332	0.0
1,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 01/19/17	1,000,918	0.0
300,000	Duke Energy Corp., 1.625%, 08/15/17	300,517	0.0

See Accompanying Notes to Financial Statements

126

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

250,000		eBay, Inc., 1.350%, 07/15/17	250,128	0.0
1,000,000		Ford Motor Credit Co. LLC, 4.250%, 02/03/17	1,001,989	0.1
1,000,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	1,001,505	0.0
1,350,000		Hartford Financial Services Group, Inc., 5.375%, 03/15/17	1,360,981	0.1
600,000		Intel Corp., 1.350%, 12/15/17	600,947	0.0
200,000		Johnson Controls International plc, 1.400%, 11/02/17	200,350	0.0
1,000,000		Kraft Heinz Foods Co., 2.250%, 06/05/17	1,003,267	0.1
500,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	502,388	0.0
1,000,000		Lowes Cos, Inc., 1.625%, 04/15/17	1,001,042	0.0
300,000		NetApp, Inc., 2.000%, 12/15/17	300,883	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	401,174	0.0
250,000		Philip Morris International, Inc., 1.250%, 11/09/17	249,779	0.0
500,000		Ryder System, Inc., 2.500%, 03/01/17	500,533	0.0
750,000		Shell International Finance BV, 1.125%, 08/21/17	750,003	0.0
5,075,000		Time Warner Cable LLC, 5.850%, 05/01/17	5,147,319	0.2
500,000		United Technologies Corp., 1.800%, 06/01/17	501,329	0.0
500,000		Westpac Banking Corp., 2.000%, 08/14/17	502,212	0.0
400,000		Xerox Corp., 2.950%, 03/15/17	401,219	0.0
			33,058,749	1.0

		Commercial Paper: 2.1%
5,000,000	Z	Crown Point Capital Co., 04/10/17	4,985,636	0.1
10,000,000	Z	CVS Health, 02/09/17	9,988,759	0.3
5,575,000	Z	Ford Motor Co., 04/24/17	5,551,314	0.2
30,000,000	Z	Jupiter Securitization Co., 03/20/17	29,939,133	0.9
10,000,000	#,Z	Old Line Funding LLC, 03/14/17	9,982,672	0.3
5,000,000	Z	Vodafone Group PLC, 01/23/17	4,997,010	0.2
5,000,000	Z	Vodafone Group PLC, 09/28/17	4,938,573	0.1
			70,383,097	2.1

		U.S. Government Agency Obligations: 1.2%
11,310,000		Fannie Mae, 5.375%, 06/12/17	11,542,330	0.4
14		Fannie Mae, 5.500%, 01/01/17	14	0.0
3		Fannie Mae, 5.500%, 01/01/17	3	0.0
283		Fannie Mae, 5.500%, 02/01/17	283	0.0
7,735,000	Freddie Mac, 1.000%, 03/08/17	7,741,335	0.2
21,246,000	Freddie Mac, 1.000%, 09/29/17	21,268,138	0.6
		40,552,103	1.2

	Securities Lending Collateralcc: 2.8%
4,743,987	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,744,252, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $4,839,142, due 12/31/17-10/20/46)	4,743,987	0.1
22,540,716	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $22,541,951, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $22,991,530, due 01/25/17-10/20/66)	22,540,716	0.6
22,540,716	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $22,542,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $22,991,530, due 03/02/17-02/01/49)	22,540,716	0.7
22,540,716	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $22,541,951, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $22,991,531, due 01/15/17-08/20/66)	22,540,716	0.7

See Accompanying Notes to Financial Statements

127

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

22,540,716		State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $22,542,322, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $23,113,454, due 04/15/18-02/15/46)	22,540,716	0.7
			94,906,851	2.8

		Foreign Government Bonds: 0.1%
2,710,000	L	Nordic Investment Bank, 5.000%, 02/01/17
		(Cost $2,716,641)	2,717,542	0.1

		U.S. Treasury Notes: 3.9%
7,536,000		United States Treasury Note, 0.500%, 01/31/17	7,536,942	0.2
3,001,000		United States Treasury Note, 0.500%, 03/31/17	3,001,246	0.1
10,000,000		United States Treasury Note, 0.625%, 05/31/17	10,001,570	0.3
29,512,000		United States Treasury Note, 0.625%, 06/30/17	29,509,551	0.9
3,873,000		United States Treasury Note, 0.750%, 01/15/17	3,873,546	0.1
6,188,000		United States Treasury Note, 0.750%, 03/15/17	6,191,688	0.2
10,000,000		United States Treasury Note, 0.875%, 11/30/17	10,001,730	0.3
2,784,000		United States Treasury Note, 0.875%, 04/15/17	2,787,032	0.1
1,547,000		United States Treasury Note, 0.875%, 05/15/17	1,548,655	0.0
3,885,000		United States Treasury Note, 0.875%, 06/15/17	3,889,814	0.1
6,000,000		United States Treasury Note, 0.875%, 08/15/17	6,006,132	0.2
4,005,000		United States Treasury Note, 1.000%, 12/31/17	4,008,512	0.1
42,155,000		United States Treasury Note, 2.375%, 07/31/17	42,563,524	1.3
			130,919,942	3.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
20,190,000		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
		(Cost $20,190,000)	20,190,000	0.6

	Total Short-Term Investments
	(Cost $392,105,332)		392,728,284	11.7

Total Investments in Securities (Cost $3,616,749,221)	$3,646,315,076	109.1
Liabilities in Excess of Other Assets	(303,984,164)	(9.1)
Net Assets	$3,342,330,912	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $3,622,546,289.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,684,735
Gross Unrealized Depreciation	(38,915,948)

Net Unrealized Appreciation	$23,768,787

See Accompanying Notes to Financial Statements

128

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Consumer Discretionary: 11.9%
22,353	@	Amazon.com, Inc.	16,761,844	2.4
266,773		Coach, Inc.	9,342,390	1.3
102,716		Hasbro, Inc.	7,990,278	1.1
38,199		LVMH Moet Hennessy Louis Vuitton SE	7,283,490	1.0
95,094		McDonald's Corp.	11,574,842	1.7
1,069,046		Panasonic Corp.	10,842,435	1.6
126,750		Renault S.A.	11,257,569	1.6
147,693		Starbucks Corp.	8,199,915	1.2
			83,252,763	11.9

		Consumer Staples: 8.6%
239,933		Coca-Cola Co.	9,947,622	1.4
316,372		Diageo PLC	8,209,857	1.2
283,427		Japan Tobacco, Inc.	9,303,105	1.3
121,771		Kraft Heinz Co.	10,633,044	1.5
167,369		Nestle S.A.	11,989,911	1.7
111,903		Philip Morris International, Inc.	10,238,006	1.5
			60,321,545	8.6

		Energy: 7.3%
221,187		Canadian Natural Resources Ltd.	7,051,442	1.0
93,373		Chevron Corp.	10,990,002	1.6
498,206		ENI S.p.A.	8,076,481	1.2
197,510		Plains GP Holdings L.P.	6,849,647	1.0
169,874		Royal Dutch Shell PLC - Class A ADR	9,237,748	1.3
103,279		Schlumberger Ltd.	8,670,272	1.2
			50,875,592	7.3

		Financials: 18.1%
1,636,809		AIA Group Ltd.	9,169,144	1.3
890,206		Bank of America Corp.	19,673,553	2.8
–		Banco Bilbao Vizcaya Argentaria S.A.	–	–
72,141		Chubb Ltd.	9,531,269	1.4
367,869		Danske Bank A/S	11,129,423	1.6
658,977		ING Groep NV	9,277,608	1.3
2,218,166		Insurance Australia Group Ltd.	9,565,483	1.4
253,836		JPMorgan Chase & Co.	21,903,509	3.2
802,472		Keycorp	14,661,163	2.1
161,324		Societe Generale	7,935,040	1.1
95,416		T. Rowe Price Group, Inc.	7,181,008	1.0
359,255		Yes Bank Ltd.	6,094,137	0.9
			126,121,337	18.1

		Health Care: 10.0%
169,372		AstraZeneca PLC	9,249,080	1.3
95,202		Medtronic PLC	6,781,239	1.0
143,535		Merck & Co., Inc.	8,449,905	1.2
162,301		Novartis AG	11,803,097	1.7
51,658		Roche Holding AG	11,775,574	1.7
54,685		Shire PLC ADR	9,317,230	1.3
78,717		UnitedHealth Group, Inc.	12,597,869	1.8
			69,973,994	10.0
	Industrials: 10.8%
131,715	Deere & Co.	13,571,914	1.9
79,465	General Dynamics Corp.	13,720,427	2.0
482,225	LIXIL Group Corp.	10,929,758	1.6
297,530	Koninklijke Philips NV	9,096,094	1.3
443,515	Mitsubishi Corp.	9,419,662	1.3
89,267	Siemens AG	10,929,884	1.6
638,798	Volvo AB - B Shares	7,436,893	1.1
		75,104,632	10.8

		Information Technology: 15.6%
221,981	Apple, Inc.	25,709,840	3.7
583,593	Cisco Systems, Inc.	17,636,181	2.5
200,227	Intel Corp.	7,262,233	1.0
389,336	Microsoft Corp.	24,193,339	3.5
258,272	Oracle Corp.	9,930,558	1.4
198,031	Qualcomm, Inc.	12,911,621	1.9
387,773	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,148,474	1.6
		108,792,246	15.6

	Materials: 5.3%
98,200	BASF SE	9,100,856	1.3
264,647	Dow Chemical Co.	15,143,101	2.2
214,857	Nucor Corp.	12,788,289	1.8
		37,032,246	5.3

	Real Estate: 1.9%
83,546	Crown Castle International Corp.	7,249,286	1.0
2,977	Japan Retail Fund Investment Corp.	6,035,023	0.9
		13,284,309	1.9

		Telecommunication Services: 3.3%
1,047,469	China Mobile Ltd.	11,043,650	1.6
803,900	Orange SA	12,190,357	1.7
		23,234,007	3.3

	Utilities: 2.8%
1,211,451	Enel S.p.A.	5,325,193	0.8
274,609	Gas Natural SDG S.A.	5,166,316	0.7
76,070	NextEra Energy, Inc.	9,087,322	1.3
		19,578,831	2.8

	Total Common Stock
	(Cost $625,828,688)	667,571,502	95.6

SHORT-TERM INVESTMENTS: 4.1%
	Mutual Funds: 4.1%
28,482,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $28,482,000)	28,482,000	4.1

	Total Short-Term Investments
	(Cost $28,482,000)	28,482,000	4.1

See Accompanying Notes to Financial Statements

129

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

Total Investments in Securities (Cost $654,310,688)	$696,053,502	99.7
Assets in Excess of Other Liabilities	1,773,305	0.3
Net Assets	$697,826,807	100.0

††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $655,705,737.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$60,704,937
Gross Unrealized Depreciation	(20,357,172)

Net Unrealized Appreciation	$40,347,765

See Accompanying Notes to Financial Statements

130

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 14.0%
188,944	@	Acushnet Holdings Corp.	3,724,086	0.5
160,813		AMC Entertainment Holdings, Inc.	5,411,357	0.8
437,128		American Eagle Outfitters, Inc.	6,631,232	1.0
224,091	@	Belmond Ltd.	2,991,615	0.4
104,270		Big Lots, Inc.	5,235,397	0.8
134,344		Caleres, Inc.	4,409,170	0.6
111,402		Cheesecake Factory	6,670,752	1.0
45,426		Childrens Place Retail Stores, Inc.	4,585,755	0.7
317,393		ClubCorp Holdings, Inc.	4,554,590	0.7
117,499	@	Dave & Buster's Entertainment, Inc.	6,615,194	0.9
52,577	@	Helen of Troy Ltd.	4,440,128	0.6
190,451	@	Imax Corp.	5,980,161	0.9
43,818		Jack in the Box, Inc.	4,891,841	0.7
74,115		Marriott Vacations Worldwide Corp.	6,288,658	0.9
162,584	@	Meritage Homes Corp.	5,657,923	0.8
83,777		Monro Muffler Brake, Inc.	4,792,044	0.7
42,307		Papa John's International, Inc.	3,620,633	0.5
38,823		Pool Corp.	4,050,792	0.6
283,379		Red Rock Resorts, Inc.	6,571,559	0.9
			97,122,887	14.0

		Consumer Staples: 2.5%
397,006	@,L	Amplify Snack Brands, Inc.	3,497,623	0.5
408,352	@,L	Hostess Brands, Inc.	5,308,576	0.8
241,474	@	Performance Food Group Co.	5,795,376	0.8
117,330	L	Vector Group Ltd.	2,668,084	0.4
			17,269,659	2.5

		Energy: 3.7%
140,028	@	Carrizo Oil & Gas, Inc.	5,230,046	0.8
281,736	@,L	Cloud Peak Energy, Inc.	1,580,539	0.2
42,787	@	Dril-Quip, Inc.	2,569,359	0.4
156,721	@	Forum Energy Technologies, Inc.	3,447,862	0.5
199,653	@	Laredo Petroleum, Inc.	2,823,093	0.4
197,707		QEP Resources, Inc.	3,639,786	0.5
232,173	@	Unit Corp.	6,238,489	0.9
			25,529,174	3.7

		Financials: 19.0%
70,701	L	Bank of NT Butterfield & Son Ltd.	2,222,839	0.3
117,282		Bank of the Ozarks, Inc.	6,167,860	0.9
130,004		Banner Corp.	7,255,523	1.0
125,060		Chemical Financial Corp.	6,774,500	1.0
179,567		CNO Financial Group, Inc.	3,438,708	0.5
8,883	@	Enstar Group Ltd.	1,756,169	0.3

66,779		Evercore Partners, Inc.	4,587,717	0.7
91,658		First American Financial Corp.	3,357,433	0.5
158,216		Great Western Bancorp, Inc.	6,896,636	1.0
128,963		Horace Mann Educators Corp.	5,519,616	0.8
495,331		Investors Bancorp, Inc.	6,909,868	1.0
172,692		MB Financial, Inc.	8,156,243	1.2
442,937		OM Asset Management Plc	6,422,587	0.9
73,454		Pinnacle Financial Partners, Inc.	5,090,362	0.7
41,051		Primerica, Inc.	2,838,677	0.4
380,296		Radian Group, Inc.	6,837,722	1.0
298,320		Redwood Trust, Inc.	4,537,447	0.7
129,657		Renasant Corp.	5,474,119	0.8
134,537		Selective Insurance Group	5,791,818	0.8
95,568		Simmons First National Corp.	5,939,551	0.9
230,800		Sterling Bancorp/DE	5,400,720	0.8
86,565	@	Stifel Financial Corp.	4,323,922	0.6
118,022		Webster Financial Corp.	6,406,234	0.9
55,125	@	Western Alliance Bancorp.	2,685,139	0.4
133,715		WSFS Financial Corp.	6,197,690	0.9
			130,989,100	19.0

		Health Care: 8.7%
113,227	@	Amedisys, Inc.	4,826,867	0.7
152,669	@	AMN Healthcare Services, Inc.	5,870,123	0.8
63,376	@	Charles River Laboratories International, Inc.	4,828,617	0.7
95,682	@	Exelixis, Inc.	1,426,619	0.2
184,952	@,L	Halozyme Therapeutics, Inc.	1,827,326	0.3
127,606		Healthsouth Corp.	5,262,471	0.8
80,552		Hill-Rom Holdings, Inc.	4,522,189	0.7
85,581	@	Horizon Pharma PLC	1,384,701	0.2
146,197	@	Impax Laboratories, Inc.	1,937,110	0.3
115,051	@	Integer Holdings Corp.	3,388,252	0.5
11,925	@,L	Ligand Pharmaceuticals, Inc.	1,211,699	0.2
71,524	@	Masimo Corp.	4,820,718	0.7
57,872	@,L	Myovant Sciences Ltd.	719,928	0.1
93,513	@	NuVasive, Inc.	6,299,036	0.9
64,898		Owens & Minor, Inc.	2,290,250	0.3
47,727	@,L	Pacira Pharmaceuticals, Inc.	1,541,582	0.2
97,423	@	Prestige Brands Holdings, Inc.	5,075,738	0.7
63,700	@	Team Health Holdings, Inc.	2,767,765	0.4
			60,000,991	8.7

		Industrials: 14.2%
121,348		ABM Industries, Inc.	4,955,852	0.7
194,252		Actuant Corp.	5,040,839	0.7
129,725	@	Atlas Air Worldwide Holdings, Inc.	6,765,159	1.0
131,716		Barnes Group, Inc.	6,245,973	0.9
115,335	@	Beacon Roofing Supply, Inc.	5,313,483	0.8

See Accompanying Notes to Financial Statements

131

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

65,116		Clarcor, Inc.	5,370,117	0.8
49,940		Curtiss-Wright Corp.	4,912,098	0.7
8,257	@	Esterline Technologies Corp.	736,524	0.1
161,415		Healthcare Services Group, Inc.	6,322,626	0.9
161,374	@	On Assignment, Inc.	7,126,276	1.0
55,175		Orbital ATK, Inc.	4,840,503	0.7
70,778		Regal-Beloit Corp.	4,901,377	0.7
151,397	@	SPX FLOW, Inc.	4,853,788	0.7
47,504	@	Teledyne Technologies, Inc.	5,842,992	0.9
126,193		Tetra Tech, Inc.	5,445,228	0.8
78,713		Toro Co.	4,403,992	0.6
32,763		Universal Forest Products, Inc.	3,347,723	0.5
89,452		Watts Water Technologies, Inc.	5,832,270	0.9
81,362		Woodward, Inc.	5,618,046	0.8
			97,874,866	14.2

		Information Technology: 18.1%
167,711	@	Blackhawk Network Holdings, Inc.	6,318,512	0.9
168,386	@	Bottomline Technologies de, Inc.	4,213,018	0.6
51,314	@	CACI International, Inc.	6,378,330	0.9
115,454	@	Cardtronics plc	6,300,325	0.9
23,493	@	Coherent, Inc.	3,227,586	0.5
113,739	@	Commvault Systems, Inc.	5,846,185	0.8
142,613	@	Cornerstone OnDemand, Inc.	6,033,956	0.9
451,766		Cypress Semiconductor Corp.	5,168,203	0.7
168,543		Diebold Nixdorf, Inc.	4,238,856	0.6
134,960	@	Electronics for Imaging, Inc.	5,919,346	0.9
69,267	@	Euronet Worldwide, Inc.	5,017,009	0.7
57,200		Fair Isaac Corp.	6,819,384	1.0
115,791		Flir Systems, Inc.	4,190,476	0.6
66,528		j2 Global, Inc.	5,441,990	0.8
38,843		Littelfuse, Inc.	5,895,202	0.9
168,231	@,L	Match Group, Inc.	2,876,750	0.4
98,228	@	Microsemi Corp.	5,301,365	0.8
39,309		MKS Instruments, Inc.	2,334,955	0.3
264,534	@	NeoPhotonics Corp.	2,859,613	0.4
157,011	@	Netscout Systems, Inc.	4,945,846	0.7
532,525	@	Photronics, Inc.	6,017,532	0.9
76,843	@	Plexus Corp.	4,152,596	0.6
25,546	@	Proofpoint, Inc.	1,804,825	0.3
172,481	@	Veeco Instruments, Inc.	5,027,821	0.7
162,178	@	Verint Systems, Inc.	5,716,775	0.8
124,552	@	Virtusa Corp.	3,128,746	0.5
			125,175,202	18.1

		Materials: 6.2%
147,103		Carpenter Technology Corp.	5,320,715	0.8
260,097		Commercial Metals Co.	5,664,913	0.8
118,278		HB Fuller Co.	5,714,010	0.8
161,871		KapStone Paper and Packaging Corp.	3,569,256	0.5
77,392		Minerals Technologies, Inc.	5,978,532	0.9
296,255		Olin Corp.	7,587,091	1.1
85,592		PolyOne Corp.	2,742,368	0.4
125,687	L	Valvoline, Inc.	2,702,270	0.4
78,989		Worthington Industries, Inc.	3,747,238	0.5
			43,026,393	6.2

		Real Estate: 6.5%
258,235		Easterly Government Properties, Inc.	5,169,865	0.7
614,161		Gramercy Property Trust	5,637,998	0.8
170,800		Hudson Pacific Properties, Inc.	5,940,424	0.9
237,652		Kennedy-Wilson Holdings, Inc.	4,871,866	0.7
152,438		LaSalle Hotel Properties	4,644,786	0.7
43,288		Life Storage, Inc.	3,690,735	0.5
147,454		QTS Realty Trust, Inc.	7,321,091	1.1
184,123		STAG Industrial, Inc.	4,395,016	0.6
124,513		Urban Edge Properties	3,425,352	0.5
			45,097,133	6.5

			Telecommunication Services: 0.6%
106,598		Cogent Communications Holdings, Inc.	4,407,827	0.6

		Utilities: 1.7%
83,339		Black Hills Corp.	5,112,014	0.7
32,302		Idacorp, Inc.	2,601,926	0.4
97,707		Portland General Electric Co.	4,233,645	0.6
			11,947,585	1.7

		Total Common Stock
		(Cost $537,944,057)	658,440,817	95.2

EXCHANGE-TRADED FUNDS: 1.9%
96,325		iShares Russell 2000 ETF	12,989,426	1.9

		Total Exchange-Traded Funds
		(Cost $11,102,126)	12,989,426	1.9

		Total Long-Term Investments
		(Cost $549,046,183)	671,430,243	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateralcc: 2.2%
3,556,570	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $3,556,769, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $3,627,908, due 12/31/17-10/20/46)	3,556,570	0.5

See Accompanying Notes to Financial Statements

132

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

3,556,570	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,556,765, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $3,627,701, due 01/25/17-10/20/66)	3,556,570	0.5
3,556,570	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $3,556,773, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,627,701, due 03/02/17-02/01/49)	3,556,570	0.5
748,512	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $748,553, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $763,482, due 10/31/18-11/30/22)	748,512	0.1
3,556,570	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $3,556,765, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,627,701, due 01/15/17-08/20/66)	3,556,570	0.6
		14,974,792	2.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.4%
23,480,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $23,480,000)	23,480,000	3.4

	Total Short-Term Investments
	(Cost $38,454,792)	38,454,792	5.6

Total Investments in Securities (Cost $587,500,975)	$709,885,035	102.7
Liabilities in Excess of Other Assets	(18,757,762)	(2.7)
Net Assets	$691,127,273	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $590,898,425.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$136,415,602
Gross Unrealized Depreciation	(17,428,992)

Net Unrealized Appreciation	$118,986,610

See Accompanying Notes to Financial Statements

133

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2017